UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 through April 30, 2012; except for JPMorgan Asia Pacific Focus Fund, JPMorgan Ex-G4 Currency Strategies Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan Total Emerging Markets Fund for the period November 30, 2011 through April 30, 2012.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2012 (Unaudited)

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “hard landing” in China remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing”

resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a diversified portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis caused concerns about systemic risk to abate, which helped support investors’ appetite for risk and sparked a rally among U.S. stocks. Strong corporate earnings and improving U.S. economic data also helped U.S. stocks advance during the reporting period. In the end, the S&P 500 Index finished the reporting period with a 12.77% gain. U.S. stocks outperformed emerging markets and international stocks during the reporting period. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.55%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
S&P 500 Index	12.77%

Net Assets as of 4/30/2012 (In Thousands)	$56,985

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2012.

The Fund’s stock selection in the software and hardware sector contributed to its return during the reporting period as the Fund’s long position in Apple Inc. was one of the Fund’s largest individual contributors. Shares of Apple Inc. benefited from investors’ positive reaction to the company’s increased dividend and share buyback announcement, as well as the launch of the iPad 3.

The Fund’s stock selection in the media sector also contributed to its return, buoyed by the Fund’s long position in CBS Corp. Shares of broadcasting and television company CBS Corp. benefited from a recovery in advertising spending.

The Fund’s stock selection in the industrial cyclical sector detracted from its return during the reporting period, hurt by the Fund’s short position in aerospace and defense company Lockheed Martin Corp. Shares of Lockheed Martin Corp. benefited from investors’ positive reaction to the company’s expectations for its 2012 net sales and profit.

The Fund’s stock selection in the semiconductors sector also detracted from its return, hurt by the Fund’s short position in Intel Corp., which designs and manufactures integrated digital technology platforms. Shares of Intel Corp. benefited from investors’ positive reaction to the company’s expectations for its first-quarter revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, they ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 100.68% and its average short exposure was -71.01%.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.3%
2.	Merck & Co., Inc.	2.2
3.	E.I. du Pont de Nemours & Co.	2.2
4.	Kraft Foods, Inc., Class A	2.2
5.	Altera Corp.	2.1
6.	ACE Ltd., (Switzerland)	2.0
7.	CBS Corp. (Non-Voting), Class B	2.0
8.	CSX Corp.	1.9
9.	PACCAR, Inc.	1.6
10.	United Technologies Corp.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hershey Co. (The)	3.2%
2.	Altria Group, Inc.	3.1
3.	Lockheed Martin Corp.	3.0
4.	Intel Corp.	2.8
5.	Praxair, Inc.	2.6
6.	Microchip Technology, Inc.	2.5
7.	Dover Corp.	2.1
8.	Church & Dwight Co., Inc.	1.9
9.	W.R. Berkley Corp.	1.9
10.	Omnicom Group, Inc.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	20.2%
Information Technology	14.9
Consumer Discretionary	14.4
Industrials	12.4
Consumer Staples	11.3
Health Care	10.0
Materials	6.5
Utilities	5.0
Energy	4.4
Telecommunication Services	0.8
Short-Term Investment	0.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	26.3%
Industrials	17.5
Information Technology	13.6
Consumer Staples	10.7
Consumer Discretionary	8.3
Materials	8.3
Health Care	7.7
Utilities	4.7
Energy	2.9

*	Percentages indicated are based upon total long investments as of April 30, 2012. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of April 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/28/10
Without Sales Charge		1.55%	(2.58)%	0.46%
With Sales Charge**		(3.76)	(7.70)	(2.31)
CLASS C SHARES	5/28/10
Without CDSC		1.29	(3.11)	(0.06)
With CDSC***		0.29	(4.11)	(0.06)
CLASS R5 SHARES	5/28/10	1.67	(2.25)	0.87
SELECT CLASS SHARES	5/28/10	1.61	(2.44)	0.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/2010 TO 4/30/2012)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Long/Short Equity Funds Index from May 28, 2010 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month

U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	-2.18%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 4/30/2012 (In Thousands)	$824,617

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2012. The Fund’s stock selection in the consumer stable and industrial cyclical sectors detracted from relative performance, while the Fund’s stock selection in the media and software and hardware sectors contributed to relative performance.

Individual detractors from the Fund’s return included the Fund’s short positions in Valspar Corp. and Intel Corp. Shares of chemical manufacturing company Valspar Corp. benefited from signs of strength in the company’s end markets. Shares of Intel Corp., which designs and manufactures integrated digital technology platforms, benefited from investors’ positive reaction to the company’s expectations for its first-quarter revenue.

Individual contributors to the Fund’s return included the Fund’s long positions in Apple Inc. and CBS Corp. Shares of Apple Inc.

benefited from investors’ positive reaction to the company’s increased dividend and share buyback announcement, as well as the launch of the iPad 3. Shares of broadcasting and television company CBS Corp. benefited from a recovery in advertising spending.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	CBS Corp. (Non-Voting), Class B	2.6%
2.	Time Warner, Inc.	2.4
3.	Air Products & Chemicals, Inc.	2.2
4.	Kraft Foods, Inc., Class A	2.1
5.	United Technologies Corp.	2.1
6.	E.I. du Pont de Nemours & Co.	2.1
7.	CSX Corp.	2.0
8.	ACE Ltd., (Switzerland)	1.8
9.	PACCAR, Inc.	1.7
10.	Altera Corp.	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hershey Co. (The)	2.5%
2.	International Business Machines Corp.	2.5
3.	Altria Group, Inc.	2.4
4.	Praxair, Inc.	2.3
5.	Eli Lilly & Co.	2.3
6.	Consolidated Edison, Inc.	2.1
7.	Intel Corp.	2.0
8.	Lockheed Martin Corp.	2.0
9.	Exxon Mobil Corp.	1.9
10.	Microchip Technology, Inc.	1.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	21.5%
Industrials	12.7
Information Technology	12.5
Consumer Discretionary	12.0
Consumer Staples	8.3
Health Care	8.1
Materials	7.3
Utilities	4.7
Energy	4.2
Telecommunication Services	1.2
U.S. Treasury Obligation	0.2
Short-Term Investment	7.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	23.8%
Information Technology	14.3
Industrials	14.0
Consumer Discretionary	10.4
Consumer Staples	9.4
Health Care	9.1
Materials	7.7
Utilities	5.3
Energy	4.6
Telecommunication Services	1.4

*	Percentages indicated are based upon total long investments as of April 30, 2012. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(2.38)%	(3.95)%	0.91%	1.45%
With Sales Charge**		(7.53)	(9.00)	(0.18)	0.91
CLASS B SHARES	2/28/02
Without CDSC		(2.67)	(4.41)	0.40	1.05
With CDSC***		(7.67)	(9.41)	0.01	1.05
CLASS C SHARES	11/2/09
Without CDSC		(2.60)	(4.34)	0.42	0.96
With CDSC****		(3.60)	(5.34)	0.42	0.96
INSTITUTIONAL CLASS SHARES	12/31/98	(2.18)	(3.45)	1.42	1.93
SELECT CLASS SHARES	11/2/09	(2.32)	(3.66)	1.28	1.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns for Class C Shares would have been similar to Class B Shares because Class C Shares have similar expenses to Class B Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 106.3% (j)
	Common Stocks — 106.2%
	Consumer Discretionary — 15.3%
	Auto Components — 1.5%
23	Johnson Controls, Inc.	747
3	TRW Automotive Holdings Corp. (a)	122

		869

	Automobiles — 1.1%
27	General Motors Co. (a)	620

	Hotels, Restaurants & Leisure — 0.5%
8	Carnival Corp.	272

	Household Durables — 1.2%
10	D.R. Horton, Inc.	165
8	Lennar Corp., Class A	223
17	PulteGroup, Inc. (a)	164
6	Ryland Group, Inc. (The)	136

		688

	Internet & Catalog Retail — 1.7%
3	Amazon.com, Inc. (a)	777
4	Expedia, Inc.	183

		960

	Media — 6.1%
37	CBS Corp. (Non-Voting), Class B	1,228
4	DIRECTV, Class A (a)	208
10	Discovery Communications, Inc., Class A (a)	528
4	DISH Network Corp., Class A	130
37	Time Warner, Inc.	1,399

		3,493

	Specialty Retail — 1.8%
1	AutoZone, Inc. (a)	472
4	Home Depot, Inc. (The)	224
10	Lowe’s Cos., Inc.	299

		995

	Textiles, Apparel & Luxury Goods — 1.4%
3	Coach, Inc.	187
2	Lululemon Athletica, Inc., (Canada) (a)	124
2	NIKE, Inc., Class B	228
2	V.F. Corp.	280

		819

	Total Consumer Discretionary	8,716

	Consumer Staples — 12.0%
	Beverages — 3.9%
7	Coca-Cola Co. (The)	539
26	Coca-Cola Enterprises, Inc.	775

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
15	Dr. Pepper Snapple Group, Inc.	611
4	PepsiCo, Inc.	284

		2,209

	Food Products — 5.3%
13	Archer-Daniels-Midland Co.	408
15	Campbell Soup Co.	502
20	General Mills, Inc.	792
33	Kraft Foods, Inc., Class A	1,311

		3,013

	Household Products — 1.4%
1	Colgate-Palmolive Co.	107
11	Procter & Gamble Co. (The)	685

		792

	Tobacco — 1.4%
9	Philip Morris International, Inc.	823

	Total Consumer Staples	6,837

	Energy — 4.7%
	Energy Equipment & Services — 1.1%
6	Baker Hughes, Inc.	249
2	Ensco plc, (United Kingdom), ADR	119
3	Halliburton Co.	89
2	Schlumberger Ltd.	183

		640

	Oil, Gas & Consumable Fuels — 3.6%
2	Anadarko Petroleum Corp.	158
3	Devon Energy Corp.	184
2	EOG Resources, Inc.	202
5	EQT Corp.	266
2	Occidental Petroleum Corp.	167
4	Peabody Energy Corp.	118
2	Pioneer Natural Resources Co.	255
4	Range Resources Corp.	274
6	Southwestern Energy Co. (a)	196
7	Williams Cos., Inc. (The)	245

		2,065

	Total Energy	2,705

	Financials — 21.5%
	Capital Markets — 2.1%
3	Ameriprise Financial, Inc.	147
2	Goldman Sachs Group, Inc. (The)	286
8	Invesco Ltd.	202
9	Morgan Stanley	164

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Capital Markets — Continued
6		State Street Corp.	263
9		TD Ameritrade Holding Corp.	162

			1,224

		Commercial Banks — 1.4%
15		Huntington Bancshares, Inc.	102
7		SunTrust Banks, Inc.	182
13		Wells Fargo & Co.	448
3		Zions Bancorp	65

			797

		Consumer Finance — 0.5%
5		Capital One Financial Corp.	260

		Diversified Financial Services — 1.5%
22		Bank of America Corp.	179
10		Citigroup, Inc.	319
—	(h)	CME Group, Inc.	104
2		IntercontinentalExchange, Inc. (a)	274

			876

		Insurance — 6.9%
16		ACE Ltd., (Switzerland)	1,241
2		Aflac, Inc. (m)	74
10		Axis Capital Holdings Ltd., (Bermuda)	337
5		Everest Re Group Ltd., (Bermuda)	502
11		First American Financial Corp.	190
21		MetLife, Inc.	756
1		PartnerRe Ltd., (Bermuda)	95
9		Prudential Financial, Inc.	519
9		XL Group plc, (Ireland)	191

			3,905

		Real Estate Investment Trusts (REITs) — 9.1%
3		BRE Properties, Inc.	154
8		CubeSmart	104
26		DDR Corp.	383
7		DuPont Fabros Technology, Inc.	181
32		Education Realty Trust, Inc.	362
4		Equity Lifestyle Properties, Inc.	306
6		Equity Residential	344
35		Glimcher Realty Trust	345
4		HCP, Inc.	151
7		Liberty Property Trust	268
7		Macerich Co. (The)	450
15		Pebblebrook Hotel Trust	355
6		Post Properties, Inc.	308
9		Prologis, Inc.	330

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
15	Senior Housing Properties Trust	331
2	Simon Property Group, Inc.	352
7	Tanger Factory Outlet Centers	206
4	Ventas, Inc.	237

		5,167

	Total Financials	12,229

	Health Care — 10.6%
	Biotechnology — 3.3%
1	Alexion Pharmaceuticals, Inc. (a)	61
6	Biogen Idec, Inc. (a)	863
9	Celgene Corp. (a)	685
5	Dendreon Corp. (a)	53
6	Vertex Pharmaceuticals, Inc. (a)	212

		1,874

	Health Care Equipment & Supplies — 1.8%
10	CareFusion Corp. (a)	260
14	Covidien plc, (Ireland)	750

		1,010

	Health Care Providers & Services — 1.8%
2	AMERIGROUP Corp. (a)	145
4	Humana, Inc.	359
10	UnitedHealth Group, Inc.	557

		1,061

	Pharmaceuticals — 3.7%
3	Abbott Laboratories (m)	171
3	Allergan, Inc.	305
34	Merck & Co., Inc.	1,353
12	Mylan, Inc. (a)	263

		2,092

	Total Health Care	6,037

	Industrials — 13.2%
	Aerospace & Defense — 1.7%
12	United Technologies Corp.	955

	Building Products — 0.4%
20	Masco Corp.	260

	Construction & Engineering — 1.3%
13	Fluor Corp.	725

	Electrical Equipment — 1.5%
16	Emerson Electric Co.	837

	Industrial Conglomerates — 1.6%
17	Tyco International Ltd., (Switzerland)	949

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Machinery — 2.2%
23	PACCAR, Inc.	972
4	SPX Corp.	293

		1,265

	Road & Rail — 4.5%
51	CSX Corp.	1,141
9	Norfolk Southern Corp.	666
7	Union Pacific Corp.	748

		2,555

	Total Industrials	7,546

	Information Technology — 15.9%
	Communications Equipment — 1.7%
23	Cisco Systems, Inc.	463
8	Juniper Networks, Inc. (a)	175
5	QUALCOMM, Inc.	330

		968

	Computers & Peripherals — 1.4%
1	Apple, Inc. (a)	400
4	NetApp, Inc. (a)	162
6	SanDisk Corp. (a)	219

		781

	Electronic Equipment, Instruments & Components — 0.7%
9	Corning, Inc.	134
7	TE Connectivity Ltd., (Switzerland)	267

		401

	Internet Software & Services — 0.4%
6	eBay, Inc. (a)	237

	IT Services — 1.8%
6	Cognizant Technology Solutions Corp., Class A (a)	439
4	Fidelity National Information Services, Inc.	146
13	Genpact Ltd., (Bermuda) (a)	210
1	MasterCard, Inc., Class A	244

		1,039

	Semiconductors & Semiconductor Equipment — 7.7%
35	Altera Corp.	1,256
8	Analog Devices, Inc.	295
11	Applied Materials, Inc.	132
2	Avago Technologies Ltd., (Singapore)	66
3	Broadcom Corp., Class A (a)	118
10	Freescale Semiconductor Holdings I Ltd. (a)	128
19	Lam Research Corp. (a)	772
10	LSI Corp. (a)	83
11	Marvell Technology Group Ltd., (Bermuda) (a)	168

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
3	Micron Technology, Inc. (a)	18
13	ON Semiconductor Corp. (a)	110
20	Texas Instruments, Inc.	631
17	Xilinx, Inc.	605

		4,382

	Software — 2.2%
7	Adobe Systems, Inc. (a) (m)	229
2	Citrix Systems, Inc. (a)	172
10	Microsoft Corp.	321
13	Oracle Corp.	391
1	VMware, Inc., Class A (a)	123

		1,236

	Total Information Technology	9,044

	Materials — 6.9%
	Chemicals — 4.4%
9	Air Products & Chemicals, Inc.	792
25	E.I. du Pont de Nemours & Co.	1,351
10	Georgia Gulf Corp. (a)	357

		2,500

	Containers & Packaging — 0.1%
4	Sealed Air Corp.	81

	Metals & Mining — 2.4%
47	Alcoa, Inc.	456
10	Freeport-McMoRan Copper & Gold, Inc.	388
16	United States Steel Corp.	452
1	Walter Energy, Inc.	88

		1,384

	Total Materials	3,965

	Telecommunication Services — 0.8%
	Wireless Telecommunication Services — 0.8%
185	Sprint Nextel Corp. (a)	458

	Utilities — 5.3%
	Electric Utilities — 2.5%
3	FirstEnergy Corp.	159
7	NextEra Energy, Inc.	422
39	NV Energy, Inc.	648
8	PPL Corp.	207

		1,436

	Gas Utilities — 0.3%
4	AGL Resources, Inc. (m)	151

	Multi-Utilities — 2.5%
5	DTE Energy Co.	263

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Multi-Utilities — Continued
13		PG&E Corp.	589
9		Sempra Energy	562

			1,414

		Total Utilities	3,001

		Total Common Stocks (Cost $53,617)	60,538

Short-Term Investment — 0.1%
		Investment Company — 0.1%
45		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $45)	45

		Total Investments — 106.3% (Cost $53,662)	60,583

		Liabilities in Excess of Other Assets — (6.3)%	(3,598)

		NET ASSETS — 100.0%	$56,985

Short Positions — 76.0%
		Common Stocks — 76.0%
		Consumer Discretionary — 6.3%
		Auto Components — 0.2%
2		Autoliv, Inc., (Sweden)	113

		Automobiles — 0.8%
42		Ford Motor Co.	470

		Hotels, Restaurants & Leisure — 0.5%
2		Choice Hotels International, Inc.	75
6		Hyatt Hotels Corp., Class A (a)	241

			316

		Media — 4.3%
14		Gannett Co., Inc.	190
8		New York Times Co. (The), Class A (a)	50
22		News Corp., Class B	435
14		Omnicom Group, Inc.	743
12		Scripps Networks Interactive, Inc., Class A	607
1		Washington Post Co. (The), Class B	446

			2,471

		Multiline Retail — 0.4%
6		J.C. Penney Co., Inc.	203

		Specialty Retail — 0.1%
—	(h)	O’Reilly Automotive, Inc. (a)	32

		Total Consumer Discretionary	3,605

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.2%
	Food & Staples Retailing — 0.1%
1	Safeway, Inc.	28

	Food Products — 3.3%
21	Hershey Co. (The)	1,386
4	Mead Johnson Nutrition Co.	341
7	Sara Lee Corp.	151

		1,878

	Household Products — 1.8%
16	Church & Dwight Co., Inc.	803
3	Kimberly-Clark Corp.	221

		1,024

	Personal Products — 0.6%
6	Estee Lauder Cos., Inc. (The), Class A	361

	Tobacco — 2.4%
42	Altria Group, Inc.	1,354

	Total Consumer Staples	4,645

	Energy — 2.2%
	Energy Equipment & Services — 0.9%
2	Diamond Offshore Drilling, Inc.	150
9	Tenaris S.A., (Luxembourg), ADR	357

		507

	Oil, Gas & Consumable Fuels — 1.3%
3	Consol Energy, Inc.	112
9	Encana Corp., (Canada)	187
3	Newfield Exploration Co. (a)	105
8	TransCanada Corp., (Canada)	347

		751

	Total Energy	1,258

	Financials — 20.0%
	Capital Markets — 0.8%
5	Federated Investors, Inc., Class B	100
3	Franklin Resources, Inc.	351

		451

	Commercial Banks — 2.2%
5	Bank of Hawaii Corp.	265
4	BB&T Corp.	125
3	Commerce Bancshares, Inc.	127
8	UMB Financial Corp.	406
24	Valley National Bancorp	303

		1,226

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Insurance — 7.7%
8		American International Group, Inc. (a)	258
13		Aon plc, (United Kingdom)	684
6		Arch Capital Group Ltd., (Bermuda) (a)	228
4		Assurant, Inc.	147
7		Chubb Corp. (The)	530
9		Fidelity National Financial, Inc., Class A	165
6		Lincoln National Corp.	140
6		Principal Financial Group, Inc.	175
15		Progressive Corp. (The)	310
4		RenaissanceRe Holdings Ltd., (Bermuda)	292
6		Torchmark Corp.	308
6		Travelers Cos., Inc. (The)	368
21		W.R. Berkley Corp.	802

			4,407

		Real Estate Investment Trusts (REITs) — 9.3%
8		BioMed Realty Trust, Inc.	161
4		Digital Realty Trust, Inc.	291
21		Duke Realty Corp.	315
6		EastGroup Properties, Inc.	293
22		Equity One, Inc.	465
2		Extra Space Storage, Inc.	66
6		Federal Realty Investment Trust	591
26		General Growth Properties, Inc.	454
4		Health Care REIT, Inc.	238
9		National Retail Properties, Inc.	258
10		Realty Income Corp.	393
31		Strategic Hotels & Resorts, Inc. (a)	208
7		Taubman Centers, Inc.	576
18		Washington Real Estate Investment Trust	540
18		Weingarten Realty Investors	469

			5,318

		Total Financials	11,402

		Health Care — 5.9%
		Biotechnology — 0.7%
4		Amgen, Inc.	249
11		Isis Pharmaceuticals, Inc. (a)	90
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	46

			385

		Health Care Equipment & Supplies — 2.3%
1		Edwards Lifesciences Corp. (a)	93
8		Medtronic, Inc.	319
3		Stryker Corp.	179
5		Varian Medical Systems, Inc. (a)	327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
6	Zimmer Holdings, Inc.	388

		1,306

	Health Care Providers & Services — 0.4%
7	Coventry Health Care, Inc.	205

	Life Sciences Tools & Services — 0.2%
3	Agilent Technologies, Inc.	141

	Pharmaceuticals — 2.3%
18	Eli Lilly & Co.	733
6	Forest Laboratories, Inc. (a)	213
7	Hospira, Inc. (a)	246
5	Warner Chilcott plc, (Ireland), Class A (a)	114

		1,306

	Total Health Care	3,343

	Industrials — 13.3%
	Aerospace & Defense — 4.2%
8	Boeing Co. (The)	604
14	Lockheed Martin Corp.	1,311
3	Northrop Grumman Corp.	160
6	Raytheon Co.	299

		2,374

	Air Freight & Logistics — 1.7%
7	FedEx Corp.	597
5	United Parcel Service, Inc., Class B	360

		957

	Electrical Equipment — 0.8%
6	Rockwell Automation, Inc.	474

	Industrial Conglomerates — 0.4%
5	Danaher Corp.	244

	Machinery — 4.6%
4	Caterpillar, Inc.	450
4	Deere & Co.	369
15	Dover Corp.	928
9	Eaton Corp.	442
5	Parker Hannifin Corp.	435

		2,624

	Road & Rail — 1.6%
22	Heartland Express, Inc.	306
16	Knight Transportation, Inc.	270
13	Werner Enterprises, Inc.	306

		882

	Total Industrials	7,555

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Information Technology — 10.3%
		Communications Equipment — 0.5%
7		JDS Uniphase Corp. (a)	85
4		Motorola Solutions, Inc.	212

			297

		Computers & Peripherals — 0.1%
3		Hewlett-Packard Co.	84

		Internet Software & Services — 0.6%
6		AOL, Inc. (a)	140
—	(h)	Google, Inc., Class A (a)	176

			316

		IT Services — 1.1%
3		Automatic Data Processing, Inc.	180
6		Paychex, Inc.	189
9		SAIC, Inc.	111
6		Total System Services, Inc.	145

			625

		Semiconductors & Semiconductor Equipment — 7.5%
17		Advanced Micro Devices, Inc. (a)	123
20		Cypress Semiconductor Corp. (a)	303
43		Intel Corp.	1,227
10		KLA-Tencor Corp.	530
4		Linear Technology Corp.	146
31		Microchip Technology, Inc.	1,079
10		NVIDIA Corp. (a)	129
46		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	724

			4,261

		Software — 0.5%
20		Electronic Arts, Inc. (a)	303

		Total Information Technology	5,886

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 6.3%
	Chemicals — 3.5%
13	Dow Chemical Co. (The)	443
10	OM Group, Inc. (a)	231
10	Praxair, Inc.	1,117
4	Valspar Corp.	227

		2,018

	Metals & Mining — 2.8%
4	AK Steel Holding Corp.	33
11	Cliffs Natural Resources, Inc.	672
15	Nucor Corp.	588
13	Vale S.A., (Brazil), ADR	290

		1,583

	Total Materials	3,601

	Utilities — 3.5%
	Electric Utilities — 1.0%
9	Edison International	404
2	Entergy Corp.	142
1	Exelon Corp.	30

		576

	Gas Utilities — 0.2%
2	National Fuel Gas Co.	112

	Multi-Utilities — 2.3%
11	Consolidated Edison, Inc.	626
19	Wisconsin Energy Corp.	692

		1,318

	Total Utilities	2,006

	Total Short Positions (Proceeds $39,635)	$43,301

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.0% (j)
	Common Stocks — 91.6%
	Consumer Discretionary — 11.9%
	Auto Components — 1.2%
275	Johnson Controls, Inc.	8,796
28	TRW Automotive Holdings Corp. (a)	1,275

		10,071

	Automobiles — 0.8%
275	General Motors Co. (a)	6,318

	Hotels, Restaurants & Leisure — 0.4%
91	Carnival Corp.	2,947

	Household Durables — 0.8%
195	D.R. Horton, Inc.	3,193
43	Lennar Corp., Class A	1,182
141	PulteGroup, Inc. (a)	1,389
34	Ryland Group, Inc. (The)	763

		6,527

	Internet & Catalog Retail — 1.2%
35	Amazon.com, Inc. (a)	8,151
49	Expedia, Inc.	2,098

		10,249

	Media — 5.8%
634	CBS Corp. (Non-Voting), Class B	21,131
79	Comcast Corp., Class A	2,402
61	Discovery Communications, Inc., Class A (a)	3,314
39	DISH Network Corp., Class A	1,250
531	Time Warner, Inc.	19,872

		47,969

	Specialty Retail — 1.1%
14	AutoZone, Inc. (a)	5,507
35	Home Depot, Inc. (The)	1,802
56	Lowe’s Cos., Inc.	1,750

		9,059

	Textiles, Apparel & Luxury Goods — 0.6%
21	Coach, Inc.	1,558
17	Lululemon Athletica, Inc., (Canada) (a)	1,283
18	NIKE, Inc., Class B	2,014

		4,855

	Total Consumer Discretionary	97,995

	Consumer Staples — 8.2%
	Beverages — 2.4%
59	Coca-Cola Co. (The)	4,518
198	Coca-Cola Enterprises, Inc.	5,958
150	Dr. Pepper Snapple Group, Inc.	6,067

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
56	PepsiCo, Inc.	3,676

		20,219

	Food Products — 4.2%
210	Archer-Daniels-Midland Co.	6,483
161	Campbell Soup Co.	5,447
132	General Mills, Inc.	5,126
437	Kraft Foods, Inc., Class A	17,419

		34,475

	Household Products — 0.8%
9	Colgate-Palmolive Co.	851
93	Procter & Gamble Co. (The)	5,925

		6,776

	Tobacco — 0.8%
70	Philip Morris International, Inc.	6,221

	Total Consumer Staples	67,691

	Energy — 4.2%
	Energy Equipment & Services — 0.8%
61	Baker Hughes, Inc.	2,699
15	Ensco plc, (United Kingdom), ADR	842
23	Halliburton Co.	801
25	Schlumberger Ltd.	1,824

		6,166

	Oil, Gas & Consumable Fuels — 3.4%
23	Anadarko Petroleum Corp.	1,684
22	Chevron Corp.	2,387
32	Devon Energy Corp.	2,263
19	EOG Resources, Inc.	2,042
59	EQT Corp.	2,949
27	Occidental Petroleum Corp.	2,438
27	Peabody Energy Corp.	843
27	Pioneer Natural Resources Co.	3,174
59	Range Resources Corp.	3,953
78	Southwestern Energy Co. (a)	2,476
74	Valero Energy Corp.	1,825
67	Williams Cos., Inc. (The)	2,277

		28,311

	Total Energy	34,477

	Financials — 21.3%
	Capital Markets — 2.0%
31	Ameriprise Financial, Inc.	1,691
27	Goldman Sachs Group, Inc. (The)	3,150
109	Invesco Ltd.	2,695

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Capital Markets — Continued
156	Morgan Stanley	2,699
84	State Street Corp.	3,896
107	TD Ameritrade Holding Corp.	2,001

		16,132

	Commercial Banks — 1.7%
139	Huntington Bancshares, Inc.	927
109	SunTrust Banks, Inc.	2,654
37	SVB Financial Group (a)	2,352
225	Wells Fargo & Co.	7,528
49	Zions Bancorp	991

		14,452

	Consumer Finance — 0.3%
50	Capital One Financial Corp.	2,785

	Diversified Financial Services — 1.3%
215	Bank of America Corp.	1,743
112	Citigroup, Inc.	3,698
4	CME Group, Inc.	1,037
30	IntercontinentalExchange, Inc. (a)	4,004

		10,482

	Insurance — 6.3%
192	ACE Ltd., (Switzerland)	14,590
16	Aflac, Inc.	727
10	Allstate Corp. (The)	330
125	Axis Capital Holdings Ltd., (Bermuda)	4,259
89	Everest Re Group Ltd., (Bermuda)	8,800
100	First American Financial Corp.	1,672
41	Hartford Financial Services Group, Inc.	843
274	MetLife, Inc.	9,861
12	PartnerRe Ltd., (Bermuda)	829
136	Prudential Financial, Inc.	8,263
85	XL Group plc, (Ireland)	1,833

		52,007

	Real Estate Investment Trusts (REITs) — 9.7%
74	Alexandria Real Estate Equities, Inc.	5,528
25	American Tower Corp.	1,666
39	BRE Properties, Inc.	2,058
32	Colonial Properties Trust	716
115	CubeSmart	1,449
416	DDR Corp.	6,163
119	DuPont Fabros Technology, Inc.	3,217
269	Education Realty Trust, Inc.	3,035
62	Equity Lifestyle Properties, Inc.	4,329
63	Equity Residential	3,871

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
317	Glimcher Realty Trust	3,135
34	HCP, Inc.	1,422
8	Kimco Realty Corp.	159
106	Liberty Property Trust	3,867
72	Macerich Co. (The)	4,402
54	Mack-Cali Realty Corp.	1,554
216	Pebblebrook Hotel Trust	5,212
95	Post Properties, Inc.	4,636
102	Prologis, Inc.	3,639
303	Senior Housing Properties Trust	6,695
37	Simon Property Group, Inc.	5,721
81	Tanger Factory Outlet Centers	2,521
85	Ventas, Inc.	4,974

		79,969

	Total Financials	175,827

	Health Care — 8.0%
	Biotechnology — 2.9%
7	Alexion Pharmaceuticals, Inc. (a)	591
79	Biogen Idec, Inc. (a)	10,546
126	Celgene Corp. (a)	9,191
63	Dendreon Corp. (a)	732
66	Vertex Pharmaceuticals, Inc. (a)	2,536

		23,596

	Health Care Equipment & Supplies — 1.7%
139	CareFusion Corp. (a)	3,601
188	Covidien plc, (Ireland)	10,392

		13,993

	Health Care Providers & Services — 0.8%
13	AMERIGROUP Corp. (a)	822
28	Humana, Inc.	2,251
69	UnitedHealth Group, Inc.	3,891

		6,964

	Pharmaceuticals — 2.6%
30	Abbott Laboratories	1,866
30	Allergan, Inc.	2,880
295	Merck & Co., Inc.	11,581
157	Mylan, Inc. (a)	3,406
36	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1,642

		21,375

	Total Health Care	65,928

	Industrials — 12.6%
	Aerospace & Defense — 2.1%
213	United Technologies Corp.	17,369

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Building Products — 0.3%
222	Masco Corp.	2,930

	Construction & Engineering — 1.4%
201	Fluor Corp.	11,614

	Electrical Equipment — 1.2%
187	Emerson Electric Co.	9,846

	Industrial Conglomerates — 1.6%
235	Tyco International Ltd., (Switzerland)	13,162

	Machinery — 2.2%
331	PACCAR, Inc.	14,214
49	SPX Corp.	3,739

		17,953

	Road & Rail — 3.8%
720	CSX Corp.	16,071
119	Norfolk Southern Corp.	8,678
58	Union Pacific Corp.	6,488

		31,237

	Total Industrials	104,111

	Information Technology — 12.4%
	Communications Equipment — 1.7%
382	Cisco Systems, Inc.	7,698
101	Juniper Networks, Inc. (a)	2,161
64	QUALCOMM, Inc.	4,092

		13,951

	Computers & Peripherals — 1.3%
11	Apple, Inc. (a)	6,134
43	NetApp, Inc. (a)	1,666
74	SanDisk Corp. (a)	2,728

		10,528

	Electronic Equipment, Instruments & Components — 0.5%
57	Corning, Inc.	819
92	TE Connectivity Ltd., (Switzerland)	3,358

		4,177

	Internet Software & Services — 0.3%
68	eBay, Inc. (a)	2,808

	IT Services — 1.2%
72	Cognizant Technology Solutions Corp., Class A (a)	5,242
29	Fidelity National Information Services, Inc.	990
205	Genpact Ltd., (Bermuda) (a)	3,418

		9,650

	Semiconductors & Semiconductor Equipment — 5.9%
386	Altera Corp.	13,719

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
113	Analog Devices, Inc.	4,416
65	Applied Materials, Inc.	778
22	Avago Technologies Ltd., (Singapore)	773
48	Broadcom Corp., Class A (a)	1,768
156	Freescale Semiconductor Holdings I Ltd. (a)	1,940
245	Lam Research Corp. (a)	10,188
145	Marvell Technology Group Ltd., (Bermuda) (a)	2,181
38	Micron Technology, Inc. (a)	247
108	ON Semiconductor Corp. (a)	890
115	Texas Instruments, Inc.	3,667
229	Xilinx, Inc.	8,322

		48,889

	Software — 1.5%
73	Adobe Systems, Inc. (a)	2,436
23	Citrix Systems, Inc. (a)	1,977
65	Microsoft Corp.	2,088
139	Oracle Corp.	4,091
12	VMware, Inc., Class A (a)	1,352

		11,944

	Total Information Technology	101,947

	Materials — 7.3%
	Chemicals — 4.8%
208	Air Products & Chemicals, Inc.	17,782
324	E.I. du Pont de Nemours & Co.	17,347
117	Georgia Gulf Corp. (a)	4,146

		39,275

	Containers & Packaging — 0.5%
78	Crown Holdings, Inc. (a)	2,899
59	Sealed Air Corp.	1,139

		4,038

	Metals & Mining — 2.0%
772	Alcoa, Inc.	7,515
87	Freeport-McMoRan Copper & Gold, Inc.	3,344
173	U.S. Steel Corp.	4,901
13	Walter Energy, Inc.	829

		16,589

	Total Materials	59,902

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.4%
93	Verizon Communications, Inc.	3,770

	Wireless Telecommunication Services — 0.7%
2,329	Sprint Nextel Corp. (a)	5,777

	Total Telecommunication Services	9,547

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Utilities — 4.6%
	Electric Utilities — 2.2%
48	FirstEnergy Corp.	2,266
72	NextEra Energy, Inc.	4,659
483	NV Energy, Inc.	8,041
116	PPL Corp.	3,178

		18,144

	Gas Utilities — 0.1%
26	AGL Resources, Inc.	1,009

	Multi-Utilities — 2.3%
71	DTE Energy Co.	3,981
191	PG&E Corp.	8,456
102	Sempra Energy	6,571

		19,008

	Total Utilities	38,161

	Total Common Stocks (Cost $634,810)	755,586

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,555	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $1,556)	1,556

SHARES
Short-Term Investment — 7.2%
	Investment Company — 7.2%
59,446	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $59,446)	59,446

	Total Investments — 99.0% (Cost $695,812)	816,588
	Other Assets in Excess of Liabilities — 1.0%	8,029

	NET ASSETS — 100.0%	$824,617

Short Positions — 91.8%
	Common Stocks — 91.8%
	Consumer Discretionary — 9.6%
	Auto Components — 0.2%
19	Autoliv, Inc., (Sweden)	1,198

	Automobiles — 0.9%
612	Ford Motor Co.	6,898

	Hotels, Restaurants & Leisure — 1.9%
205	Choice Hotels International, Inc.	7,693
145	Hyatt Hotels Corp., Class A (a)	6,244

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
17	McDonald’s Corp.	1,696

		15,633

	Household Durables — 0.2%
73	Toll Brothers, Inc. (a)	1,849

	Leisure Equipment & Products — 0.4%
106	Mattel, Inc.	3,572

	Media — 5.7%
205	Gannett Co., Inc.	2,829
65	New York Times Co. (The), Class A (a)	411
235	News Corp., Class B	4,658
204	Omnicom Group, Inc.	10,465
146	Scripps Networks Interactive, Inc., Class A	7,342
35	Time Warner Cable, Inc.	2,786
70	Viacom, Inc., Class B	3,233
146	Walt Disney Co. (The)	6,294
24	Washington Post Co. (The), Class B	9,243

		47,261

	Multiline Retail — 0.2%
51	J.C. Penney Co., Inc.	1,828

	Specialty Retail — 0.1%
4	O’Reilly Automotive, Inc. (a)	453

	Total Consumer Discretionary	78,692

	Consumer Staples — 8.6%
	Food & Staples Retailing — 1.0%
19	Safeway, Inc.	389
139	Wal-Mart Stores, Inc.	8,177
2	Whole Foods Market, Inc.	125

		8,691

	Food Products — 3.1%
286	Hershey Co. (The)	19,175
49	Mead Johnson Nutrition Co.	4,201
88	Sara Lee Corp.	1,937

		25,313

	Household Products — 1.4%
181	Church & Dwight Co., Inc.	9,185
29	Kimberly-Clark Corp.	2,307

		11,492

	Personal Products — 0.6%
79	Estee Lauder Cos., Inc. (The), Class A	5,135

	Tobacco — 2.5%
562	Altria Group, Inc.	18,102

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Tobacco — Continued
18	Lorillard, Inc.	2,408

		20,510

	Total Consumer Staples	71,141

	Energy — 4.2%
	Energy Equipment & Services — 1.1%
57	Diamond Offshore Drilling, Inc.	3,901
142	Tenaris S.A., (Luxembourg), ADR	5,569

		9,470

	Oil, Gas & Consumable Fuels — 3.1%
36	CONSOL Energy, Inc.	1,193
24	Denbury Resources, Inc. (a)	463
128	Encana Corp., (Canada)	2,686
171	Exxon Mobil Corp.	14,721
35	Newfield Exploration Co. (a)	1,253
125	Tesoro Corp. (a)	2,895
52	TransCanada Corp., (Canada)	2,300

		25,511

	Total Energy	34,981

	Financials — 21.9%
	Capital Markets — 1.8%
54	Bank of New York Mellon Corp. (The)	1,272
65	Federated Investors, Inc., Class B	1,432
37	Franklin Resources, Inc.	4,657
54	Northern Trust Corp.	2,579
78	T. Rowe Price Group, Inc.	4,929

		14,869

	Commercial Banks — 3.5%
102	Bank of Hawaii Corp.	4,962
60	Commerce Bancshares, Inc.	2,419
89	Cullen/Frost Bankers, Inc.	5,218
25	PNC Financial Services Group, Inc.	1,671
44	U.S. Bancorp	1,400
150	UMB Financial Corp.	7,229
458	Valley National Bancorp	5,767

		28,666

	Insurance — 7.0%
105	American International Group, Inc. (a)	3,572
149	Aon plc, (United Kingdom)	7,729
53	Arch Capital Group Ltd., (Bermuda) (a)	2,066
51	Assurant, Inc.	2,045
113	Chubb Corp. (The)	8,264
75	Fidelity National Financial, Inc., Class A	1,436

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
63	Lincoln National Corp.	1,556
155	Principal Financial Group, Inc.	4,283
261	Progressive Corp. (The)	5,559
26	RenaissanceRe Holdings Ltd., (Bermuda)	2,053
131	Torchmark Corp.	6,400
87	Travelers Cos., Inc. (The)	5,564
202	W.R. Berkley Corp.	7,604

		58,131

	Real Estate Investment Trusts (REITs) — 9.6%
46	American Campus Communities, Inc.	2,022
97	BioMed Realty Trust, Inc.	1,926
51	Digital Realty Trust, Inc.	3,860
150	Duke Realty Corp.	2,220
40	EastGroup Properties, Inc.	2,027
383	Equity One, Inc.	7,959
62	Extra Space Storage, Inc.	1,871
122	Federal Realty Investment Trust	12,311
299	General Growth Properties, Inc.	5,324
94	Health Care REIT, Inc.	5,315
150	National Retail Properties, Inc.	4,102
111	Realty Income Corp.	4,347
222	Strategic Hotels & Resorts, Inc. (a)	1,510
142	Taubman Centers, Inc.	10,921
232	Washington Real Estate Investment Trust	6,841
237	Weingarten Realty Investors	6,289

		78,845

	Total Financials	180,511

	Health Care — 8.3%
	Biotechnology — 0.7%
56	Amgen, Inc.	4,010
197	Isis Pharmaceuticals, Inc. (a)	1,577
4	Regeneron Pharmaceuticals, Inc. (a)	494

		6,081

	Health Care Equipment & Supplies — 2.7%
12	Edwards Lifesciences Corp. (a)	1,029
104	Medtronic, Inc.	3,961
87	Stryker Corp.	4,753
68	Varian Medical Systems, Inc. (a)	4,332
126	Zimmer Holdings, Inc.	7,935

		22,010

	Health Care Providers & Services — 0.3%
72	Coventry Health Care, Inc.	2,150

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Life Sciences Tools & Services — 0.2%
38	Agilent Technologies, Inc.	1,616

	Pharmaceuticals — 4.4%
117	Bristol-Myers Squibb Co.	3,918
419	Eli Lilly & Co.	17,327
56	Forest Laboratories, Inc. (a)	1,961
90	Hospira, Inc. (a)	3,150
137	Johnson & Johnson	8,914
62	Warner Chilcott plc, (Ireland), Class A (a)	1,344

		36,614

	Total Health Care	68,471

	Industrials — 12.8%
	Aerospace & Defense — 4.0%
129	Boeing Co. (The)	9,938
168	Lockheed Martin Corp.	15,220
35	Northrop Grumman Corp.	2,227
99	Raytheon Co.	5,341

		32,726

	Air Freight & Logistics — 1.1%
65	FedEx Corp.	5,691
49	United Parcel Service, Inc., Class B	3,845

		9,536

	Electrical Equipment — 0.7%
77	Rockwell Automation, Inc.	5,916

	Industrial Conglomerates — 1.1%
61	Danaher Corp.	3,280
292	General Electric Co.	5,720

		9,000

	Machinery — 4.0%
60	Caterpillar, Inc.	6,187
57	Deere & Co.	4,719
196	Dover Corp.	12,287
101	Eaton Corp.	4,881
53	Parker Hannifin Corp.	4,665

		32,739

	Road & Rail — 1.9%
428	Heartland Express, Inc.	5,924
262	Knight Transportation, Inc.	4,305
234	Werner Enterprises, Inc.	5,533

		15,762

	Total Industrials	105,679

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 13.1%
	Communications Equipment — 0.7%
94	Ciena Corp. (a)	1,393
100	JDS Uniphase Corp. (a)	1,210
62	Motorola Solutions, Inc.	3,181

		5,784

	Computers & Peripherals — 0.7%
267	Dell, Inc. (a)	4,375
75	Hewlett-Packard Co.	1,855

		6,230

	Internet Software & Services — 0.9%
77	AOL, Inc. (a)	1,935
9	Google, Inc., Class A (a)	5,169

		7,104

	IT Services — 2.9%
23	Automatic Data Processing, Inc.	1,285
92	International Business Machines Corp.	18,989
39	Paychex, Inc.	1,221
104	SAIC, Inc.	1,269
35	Total System Services, Inc.	818

		23,582

	Office Electronics — 0.2%
256	Xerox Corp.	1,991

	Semiconductors & Semiconductor Equipment — 6.9%
222	Advanced Micro Devices, Inc. (a)	1,636
201	Cypress Semiconductor Corp. (a)	3,114
544	Intel Corp.	15,458
133	KLA-Tencor Corp.	6,936
95	Linear Technology Corp.	3,102
415	Microchip Technology, Inc.	14,680
108	NVIDIA Corp. (a)	1,399
671	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	10,448

		56,773

	Software — 0.8%
363	Electronic Arts, Inc. (a)	5,585
22	Intuit, Inc.	1,287

		6,872

	Total Information Technology	108,336

	Materials — 7.1%
	Chemicals — 4.3%
156	Dow Chemical Co. (The)	5,279
41	Ecolab, Inc.	2,624

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Chemicals — Continued
150	OM Group, Inc. (a)	3,622
150	Praxair, Inc.	17,378
12	Sherwin-Williams Co. (The)	1,407
100	Valspar Corp.	5,135

		35,445

	Metals & Mining — 2.6%
90	AK Steel Holding Corp.	668
139	Cliffs Natural Resources, Inc.	8,629
220	Nucor Corp.	8,609
164	Vale S.A., (Brazil), ADR	3,643

		21,549

	Paper & Forest Products — 0.2%
38	International Paper Co.	1,262

	Total Materials	58,256

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
331	AT&T, Inc.	10,900

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 4.9%
	Electric Utilities — 1.2%
133	Edison International	5,832
55	Entergy Corp.	3,632
11	Exelon Corp.	429

		9,893

	Gas Utilities — 0.2%
35	National Fuel Gas Co.	1,637

	Multi-Utilities — 3.5%
263	Consolidated Edison, Inc.	15,641
40	MDU Resources Group, Inc.	908
329	Wisconsin Energy Corp.	12,117

		28,666

	Total Utilities	40,196

	Total Short Positions (Proceeds $697,166)	$757,163

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	E-mini S&P 500	06/15/12	$766	$18

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$60,538		$757,142
Investments in affiliates, at value	45		59,446

Total investment securities, at value	60,583		816,588
Deposits at broker for securities sold short	41,262		765,476
Receivables:
Investment securities sold	863		14,079
Fund shares sold	145		1,768
Interest and dividends from non-affiliates	47		723
Dividends from affiliates	—	(a)	11

Total Assets	102,900		1,598,645

LIABILITIES:
Payables:
Securities sold short, at value	43,301		757,163
Dividend expense to non-affiliates on securities sold short	45		834
Investment securities purchased	829		13,149
Interest expense to non-affiliates on securities sold short	—		148
Fund shares redeemed	1,518		1,874
Variation margin on futures contracts	—		7
Accrued liabilities:
Investment advisory fees	51		568
Administration fees	—	(a)	—	(a)
Shareholder servicing fees	9		89
Distribution fees	9		45
Custodian and accounting fees	5		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	148		140

Total Liabilities	45,915		774,028

Net Assets	$56,985		$824,617

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$55,970	$852,662
Accumulated undistributed (distributions in excess of) net investment income (loss)	(476)	(8,313)
Accumulated net realized gains (losses)	(1,764)	(80,529)
Net unrealized appreciation (depreciation)	3,255	60,797

Total Net Assets	$56,985	$824,617

Net Assets:
Class A	$41,541	$143,576
Class B	—	930
Class C	537	23,398
Class R5	51	—
Institutional Class	—	393,724
Select Class	14,856	262,989

Total	$56,985	$824,617

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,750	9,998
Class B	—	67
Class C	36	1,686
Class R5	3	—
Institutional Class	—	26,551
Select Class	979	17,852

Net Asset Value (b):
Class A — Redemption price per share	$15.11	$14.36
Class B — Offering price per share (c)	—	13.87
Class C — Offering price per share (c)	14.96	13.88
Class R5 — Offering and redemption price per share	15.23	—
Institutional Class — Offering and redemption price per share	—	14.83
Select Class — Offering and redemption price per share	15.17	14.73
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.95	$15.16

Cost of investments in non-affiliates	$53,617	$636,366
Cost of investments in affiliates	45	59,446
Proceeds from securities sold short	39,635	697,166

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Research Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1
Dividend income from non-affiliates	738	9,490
Dividend income from affiliates	1	44

Total investment income	739	9,535

EXPENSES:
Investment advisory fees	387	5,599
Administration fees	27	394
Distribution fees:
Class A	61	187
Class B	—	4
Class C	2	93
Shareholder servicing fees:
Class A	61	187
Class B	—	1
Class C	1	31
Class R5	— (a)	—
Institutional Class	—	219
Select Class	15	353
Custodian and accounting fees	18	26
Professional fees	11	32
Interest expense to affiliates	—	— (a)
Trustees’ and Chief Compliance Officer’s fees	— (a)	4
Printing and mailing costs	8	36
Registration and filing fees	15	65
Transfer agent fees	34	363
Other	4	9
Dividend expense to non-affiliates on securities sold short	631	11,880
Interest expense to non-affiliates on securities sold short	58	698

Total expenses	1,333	20,181

Less amounts waived	(119)	(2,341)

Net expenses	1,214	17,840

Net investment income (loss)	(475)	(8,305)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,511	41,073
Futures	—	(51)
Securities sold short	(1,736)	(37,840)
Foreign currency transactions	—	(1)

Net realized gain (loss)	775	3,181

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	3,351	26,256
Futures	—	(28)
Securities sold short	(3,073)	(47,730)

Change in net unrealized appreciation (depreciation)	278	(21,502)

Net realized/unrealized gains (losses)	1,053	(18,321)

Change in net assets resulting from operations	$578	$(26,626)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(475)	$(1,707)	$(8,305)	$(26,656)
Net realized gain (loss)	775	(2,305)	3,181	(18,680)
Change in net unrealized appreciation (depreciation)	278	1,990	(21,502)	(5,470)

Change in net assets resulting from operations	578	(2,022)	(26,626)	(50,806)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(121)	—	—
Class C
From net realized gains	—	— (a)	—	—
Class R5
From net realized gains	—	— (a)	—	—
Select Class
From net realized gains	—	(8)	—	—

Total distributions to shareholders	—	(129)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(17,921)	16,764	(202,075)	(335,981)

NET ASSETS:
Change in net assets	(17,343)	14,613	(228,701)	(386,787)
Beginning of period	74,328	59,715	1,053,318	1,440,105

End of period	$56,985	$74,328	$824,617	$1,053,318

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(476)	$(1)	$(8,313)	$(8)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011		Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,611	$69,763		$51,613	$143,110
Dividends and distributions reinvested	—	121		—	—
Cost of shares redeemed	(23,037)	(61,563)		(68,779)	(304,250)

Change in net assets from Class A capital transactions	$(19,426)	$8,321		$(17,166)	$(161,140)

Class B
Proceeds from shares issued	$—	$—		$— (a)	$105
Cost of shares redeemed	—	—		(574)	(945)

Change in net assets from Class B capital transactions	$—	$—		$(574)	$(840)

Class C
Proceeds from shares issued	$96	$542		$2,552	$12,173
Dividends and distributions reinvested	—	—	(a)	—	—
Cost of shares redeemed	(220)	(19)		(5,977)	(8,534)

Change in net assets from Class C capital transactions	$(124)	$523		$(3,425)	$3,639

Class R5
Dividends and distributions reinvested	—	—	(a)	—	—

Change in net assets from Class R5 capital transactions	$—	$—	(a)	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—		$121,022	$469,374
Cost of shares redeemed	—	—		(231,330)	(398,894)

Change in net assets from Institutional Class capital transactions	$—	$—		$(110,308)	$70,480

Select Class
Proceeds from shares issued	$6,336	$15,166		$63,548	$260,330
Dividends and distributions reinvested	—	8		—	—
Cost of shares redeemed	(4,707)	(7,254)		(134,150)	(508,450)

Change in net assets from Select Class capital transactions	$1,629	$7,920		$(70,602)	$(248,120)

Total change in net assets from capital transactions	$(17,921)	$16,764		$(202,075)	$(335,981)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011		Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	246	4,614		3,594	9,562
Reinvested	—	8		—	—
Redeemed	(1,568)	(4,074)		(4,816)	(20,381)

Change in Class A Shares	(1,322)	548		(1,222)	(10,819)

Class B
Issued	—	—		— (a)	7
Redeemed	—	—		(41)	(65)

Change in Class B Shares	—	—		(41)	(58)

Class C
Issued	6	36		185	838
Reinvested	—	—	(a)	—	—
Redeemed	(15)	(1)		(433)	(591)

Change in Class C Shares	(9)	35		(248)	247

Class R5
Reinvested	—	—	(a)	—	—

Change in Class R5 Shares	—	—	(a)	—	—

Institutional Class
Issued	—	—		8,186	30,584
Redeemed	—	—		(15,756)	(26,121)

Change in Institutional Class Shares	—	—		(7,570)	4,463

Select Class
Issued	423	1,018		4,316	16,905
Reinvested	—	1		—	—
Redeemed	(316)	(484)		(9,147)	(33,253)

Change in Select Class Shares	107	535		(4,831)	(16,348)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Equity Long/Short Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$14.88	$(0.12	)(g)	$0.35	$0.23	$—
Year Ended October 31, 2011	15.41	(0.33	)(g)	(0.18)	(0.51)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—

Class C
Six Months Ended April 30, 2012 (Unaudited)	14.77	(0.15	)(g)	0.34	0.19	—
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—

Class R5
Six Months Ended April 30, 2012 (Unaudited)	14.98	(0.09	)(g)	0.34	0.25	—
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	14.93	(0.10	)(g)	0.34	0.24	—
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.75% and 2.13% for the six months ended April 30, 2012 and 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.63% for the six months ended April 30, 2012 and 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.68% for 2012 and 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 1.88% for the six months ended April 30, 2012 and 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010 respectively.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

$15.11	1.55%	$41,541	3.97%	(1.58)%	4.35%		48%	85%
14.88	(3.29)	60,605	4.09	(2.19)	4.63		151	255
15.41	2.73	54,311	3.73	(1.96)	5.22	(h)	63	313

14.96	1.29	537	4.47	(2.10)	4.85		48	85
14.77	(3.82)	657	4.59	(2.62)	5.07		151	255
15.38	2.53	156	4.03	(2.08)	7.21	(h)	63	313

15.23	1.67	51	3.52	(1.16)	3.90		48	85
14.98	(2.83)	50	3.64	(1.75)	4.17		151	255
15.44	2.93	51	3.16	(1.31)	7.10	(h)	63	313

15.17	1.61	14,856	3.72	(1.35)	4.10		48	85
14.93	(3.09)	13,016	3.84	(1.89)	4.38		151	255
15.43	2.87	5,197	3.36	(1.51)	7.27	(h)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$14.71	$(0.15	)(g)	$(0.20)	$(0.35)	$—	$—	$—	$—
Year Ended October 31, 2011	15.30	(0.35	)(g)	(0.24)	(0.59)	—	—	—	—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.94	(0.25	)(g)	1.70	1.45	—	—	—	—
Year Ended October 31, 2008	14.49	0.10	(g)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)
Year Ended October 31, 2007	14.01	0.40	(g)	0.70	1.10	(0.62)	—	—	(0.62)

Class B
Six Months Ended April 30, 2012 (Unaudited)	14.25	(0.18	)(g)	(0.20)	(0.38)	—	—	—	—
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—	—	—	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.71	(0.32	)(g)	1.66	1.34	—	—	—	—
Year Ended October 31, 2008	14.27	0.02	(g)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)
Year Ended October 31, 2007	13.81	0.34	(g)	0.67	1.01	(0.55)	—	—	(0.55)

Class C
Six Months Ended April 30, 2012 (Unaudited)	14.25	(0.18	)(g)	(0.19)	(0.37)	—	—	—	—
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—	—	—	—
November 2, 2009 (j) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	—	(0.15)	—	(0.15)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	15.16	(0.12	)(g)	(0.21)	(0.33)	—	—	—	—
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—	—	—	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	14.14	(0.19	)(g)	1.74	1.55	—	—	—	—
Year Ended October 31, 2008	14.67	0.18	(g)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)
Year Ended October 31, 2007	14.18	0.49	(g)	0.68	1.17	(0.68)	—	—	(0.68)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	15.08	(0.14	)(g)	(0.21)	(0.35)	—	—	—	—
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—	—	—	—
November 2, 2009 (j) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	—	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.49% and 1.96% for the six months ended April 30, 2012, 1.48% and 1.93% for 2011, 1.48% and 1.95% for 2010, 1.52% and 2.10% for 2009, 1.51% and 2.37% for 2008 and 1.51% and 2.52% for 2007; for Class B are 1.99% and 2.46% for the six months ended April 30, 2012, 1.98% and 2.43% for 2011, 1.98% and 2.45% for 2010, 2.02% and 2.64% for 2009, 2.01% and 2.87% for 2008 and 2.01% and 3.07% for 2007; for Class C are 1.99% and 2.46% for the six months ended April 30, 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.99% and 1.56% for the six months ended April 30, 2012, 0.98% and 1.53% for 2011, 0.98% and 1.55% for 2010, 1.02% and 1.72% for 2009, 1.01% and 1.94% for 2008 and 1.01% and 2.16% for 2007; for Select Class are 1.24% and 1.71% for the six months ended April 30, 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010 respectively.
(f)	Commencing with the period ended October 31, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense to affiliates (except interest expense on securities sold short) of 0.03%
(i)	Includes interest expense to affiliates (except interest expense on securities sold short) of 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$14.36	(2.38)%	$143,576	4.30%		(2.16)%	4.77%	39%	92%
14.71	(3.86)	165,089	4.04		(2.32)	4.49	105	231
15.30	0.42	337,177	3.75		(2.02)	4.22	182	473
15.39	10.40	179,117	3.75	(h)	(1.66)	4.33	218	558
13.94	(2.72)	16,147	3.57	(i)	0.73	4.43	—	517
14.49	8.02	12,603	3.67	(i)	2.81	4.68	—	387

13.87	(2.67)	930	4.80		(2.67)	5.27	39	92
14.25	(4.30)	1,547	4.54		(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35		(2.57)	4.82	182	473
15.05	9.77	3,512	4.25	(h)	(2.21)	4.87	218	558
13.71	(3.18)	840	4.07	(i)	0.15	4.93	—	517
14.27	7.46	572	4.17	(i)	2.41	5.23	—	387

13.88	(2.60)	23,398	4.80		(2.66)	5.27	39	92
14.25	(4.30)	27,566	4.54		(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11		(2.46)	4.57	182	473

14.83	(2.18)	393,724	3.80		(1.67)	4.37	39	92
15.16	(3.32)	517,140	3.54		(1.79)	4.09	105	231
15.68	0.93	465,026	3.20		(1.49)	3.77	182	473
15.69	10.96	121,365	3.25	(h)	(1.21)	3.95	218	558
14.14	(2.20)	19,158	3.07	(i)	1.25	4.00	—	517
14.67	8.44	29,113	3.17	(i)	3.36	4.32	—	387

14.73	(2.32)	262,989	4.05		(1.92)	4.52	39	92
15.08	(3.58)	341,976	3.79		(2.06)	4.24	105	231
15.64	0.60	610,302	3.34		(1.73)	3.81	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$60,464	$119	$—	$60,583

Total Liabilities (a)	$(41,930)	$(1,371)	$—	$(43,301)

Research Market Neutral Fund
	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$812,548	$4,040	$—	$816,588

Total Liabilities (a)	$(737,503)	$(19,660)	$—	$(757,163)

Appreciation in Other Financial Instruments
Futures Contracts	$18	$—	$—	$18

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures contracts collateral and certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

B. Futures Contracts — The Research Market Neutral Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2012 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$1,400
Average Notional Balance Short	2,459
Ending Notional Balance Long	766
Ending Notional Balance Short	—

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

At April 30, 2012, the Funds had outstanding short sales as listed on their SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually for the Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-end Sale Charge		CDSC
Research Equity Long/Short Fund	$—	(a)	$1
Research Market Neutral Fund	3		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25	0.25	n/a	0.10%	0.25

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The expense limitation agreements were in effect for the six months ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$89	$12	$16	$117
Research Market Neutral Fund	1,852	198	219	2,269

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2012 was as follows (amounts in thousands):

Research Equity Long/Short Fund	$2
Research Market Neutral Fund	72

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$30,597	$43,125	$12,825	$23,135
Research Market Neutral Fund	319,605	592,537	173,317	458,034

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$53,662	$8,109	$1,188	$6,921
Research Market Neutral Fund	695,812	137,568	16,792	120,776

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Research Equity Long/Short Fund	$—	$1,785	$1,785
Research Market Neutral Fund	6,154	37,712	43,866

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012. Average borrowings from the Facility for the six months ended April 30, 2012, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Research Market Neutral Fund	$15,065	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate 23.7% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of April 30, 2012, the Research Equity Long/Short Fund pledges a substantial portion of its assets for securities sold short to BNP Paribas and the Research Market Neutral Fund pledged substantially all of its assets for securities sold short to Goldman Sachs & Co. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Research Equity Long Short Fund
Class A
Actual	$1,000.00	$1,015.50	$19.89	3.97%
Hypothetical	1,000.00	1,005.12	19.79	3.97
Class C
Actual	1,000.00	1,012.90	22.37	4.47
Hypothetical	1,000.00	1,002.64	22.26	4.47
Class R5
Actual	1,000.00	1,016.70	17.65	3.52
Hypothetical	1,000.00	1,007.36	17.57	3.52
Select Class
Actual	1,000.00	1,016.10	18.65	3.72
Hypothetical	1,000.00	1,006.37	18.56	3.72

Research Market Neutral Fund
Class A
Actual	1,000.00	976.20	21.13	4.30
Hypothetical	1,000.00	1,003.48	21.42	4.30
Class B
Actual	1,000.00	973.30	23.55	4.80
Hypothetical	1,000.00	1,000.99	23.88	4.80
Class C
Actual	1,000.00	974.00	23.56	4.80
Hypothetical	1,000.00	1,000.99	23.88	4.80
Institutional Class
Actual	1,000.00	978.20	18.69	3.80
Hypothetical	1,000.00	1,005.97	18.95	3.80
Select Class
Actual	1,000.00	976.80	19.91	4.05
Hypothetical	1,000.00	1,004.72	20.19	4.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-SPEC-412

Semi-Annual Report

Highbridge Funds

April 30, 2012 (Unaudited)

Highbridge Statistical Market Neutral Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “hard landing” in China remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a diversified portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	HIGHBRIDGE FUNDS	1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.27%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.01%

Net Assets as of 4/30/2012 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$870,698

INVESTMENT OBJECTIVE**

The Highbridge Statistical Market Neutral Fund (the “Fund”) seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis caused concerns about systemic risk to abate, which helped support investors’ appetite for risk and sparked a rally among global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and U.S. stocks gained for the six months ended April 30, 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2012.

Highbridge Capital Management, LLC (“Highbridge”) used its four forecast themes — fundamental, relative value, event/news and technical/liquidity — to attempt to differentiate between attractive and unattractive stocks during the reporting period.

The largest contributor to the Fund’s return was its relative value forecast, as investors seemed to renew their attention on stock selection and mispriced investment opportunities. The

Fund’s event/news forecast also contributed to the Fund’s return during the reporting period.

The Fund’s technical forecasts modestly detracted from the Fund’s return during the reporting period. The technical forecasts are based on the idea that stock prices react to and correct short-term imbalances in supply and demand. The technical forecasts attempted to identify opportunities to exploit these short-term imbalances and by providing liquidity to markets (buying or selling stocks) to make a profit. The Fund’s fundamental forecast was also a modest detractor during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, Highbridge managed the Fund using its proprietary quantitative investment approach. The Fund focused on stock selection and relied on its four forecast themes, which the Fund’s portfolio managers believe should drive stock performance over time. The forecasting component of the process sought to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against expectations of common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balance through the use of their proprietary optimization software. The Fund was rebalanced throughout each trading day using a proprietary electronic trading system. The Fund invested across mid- and large-cap U.S. stocks and attempted to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broad market.

2	HIGHBRIDGE FUNDS	APRIL 30, 2012

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apache Corp.	1.7%
2.	Microsoft Corp.	1.6
3.	Best Buy Co., Inc.	1.6
4.	Murphy Oil Corp.	1.6
5.	St. Jude Medical, Inc.	1.5
6.	Electronic Arts, Inc.	1.5
7.	Computer Sciences Corp.	1.5
8.	TRW Automotive Holdings Corp.	1.5
9.	LSI Corp.	1.4
10.	Stone Energy Corp.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Salesforce.com, Inc.	1.8%
2.	Teradata Corp.	1.7
3.	VeriFone Systems, Inc.	1.7
4.	Cavium, Inc.	1.7
5.	Cabot Oil & Gas Corp.	1.7
6.	Pioneer Natural Resources Co.	1.6
7.	E.I. du Pont de Nemours & Co.	1.6
8.	Rowan Cos., Inc.	1.6
9.	Deere & Co.	1.5
10.	CenturyLink, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Health Care	15.8
Energy	14.4
Consumer Discretionary	13.8
Financials	7.6
Industrials	6.6
Materials	4.1
Utilities	3.3
Consumer Staples	2.6
Telecommunication Services	0.6
Short-Term Investment	6.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	25.4%
Energy	17.5
Consumer Discretionary	15.9
Industrials	9.7
Health Care	8.1
Financials	7.8
Materials	6.4
Consumer Staples	3.8
Telecommunication Services	2.8
Utilities	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of April 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	HIGHBRIDGE FUNDS	3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		0.07%	(3.86)%	(1.06)%	0.67%
With Sales Charge**		(5.16)	(8.93)	(2.12)	(0.17)
CLASS C SHARES	11/30/05
Without CDSC		(0.14)	(4.33)	(1.56)	0.17
With CDSC***		(1.14)	(5.33)	(1.56)	0.17
SELECT CLASS SHARES	11/30/05	0.27	(3.56)	(0.81)	0.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Index from November 30, 2005 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	APRIL 30, 2012

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 105.5% (j)
		Common Stocks — 98.7%
		Consumer Discretionary — 14.6%
		Auto Components — 1.9%
54		Cooper Tire & Rubber Co.	813
61		Tenneco, Inc. (a)	1,868
294		TRW Automotive Holdings Corp. (a)	13,424

			16,105

		Distributors — 0.0% (g)
3		Genuine Parts Co.	194

		Diversified Consumer Services — 0.6%
1		Apollo Group, Inc., Class A (a)	18
66		Coinstar, Inc. (a)	4,146
2		Hillenbrand, Inc.	38
—	(h)	Regis Corp.	2
28		Sotheby’s	1,082

			5,286

		Hotels, Restaurants & Leisure — 2.5%
47		Bob Evans Farms, Inc.	1,801
4		Brinker International, Inc.	126
10		Buffalo Wild Wings, Inc. (a)	845
3		CEC Entertainment, Inc.	133
22		Cheesecake Factory, Inc. (The) (a)	692
3		Chipotle Mexican Grill, Inc. (a)	1,138
2		Choice Hotels International, Inc.	65
26		Cracker Barrel Old Country Store, Inc.	1,467
27		Domino’s Pizza, Inc.	1,031
46		International Game Technology	716
9		Las Vegas Sands Corp.	511
—	(h)	Life Time Fitness, Inc. (a)	8
2		Panera Bread Co., Class A (a)	307
2		Penn National Gaming, Inc. (a)	84
30		Texas Roadhouse, Inc.	510
5		WMS Industries, Inc. (a)	129
94		Wynn Resorts Ltd.	12,584

			22,147

		Household Durables — 1.1%
27		D.R. Horton, Inc.	448
911		PulteGroup, Inc. (a)	8,966
5		Whirlpool Corp.	295

			9,709

		Internet & Catalog Retail — 0.1%
18		HSN, Inc.	685
3		Shutterfly, Inc. (a)	103

			788

SHARES		SECURITY DESCRIPTION	VALUE($)

		Leisure Equipment & Products — 0.1%
11		Hasbro, Inc.	408

		Media — 2.0%
10		Arbitron, Inc.	379
269		Cablevision Systems Corp., Class A	3,980
49		Cinemark Holdings, Inc.	1,135
200		DIRECTV, Class A (a)	9,850
3		Lamar Advertising Co., Class A (a)	99
20		Live Nation Entertainment, Inc. (a)	179
5		New York Times Co. (The), Class A (a)	29
27		Regal Entertainment Group, Class A	371
4		Time Warner Cable, Inc.	306
60		Virgin Media, Inc.	1,480

			17,808

		Multiline Retail — 0.5%
39		Big Lots, Inc. (a)	1,439
20		Dillard’s, Inc., Class A	1,316
14		Kohl’s Corp.	713
17		Target Corp.	989

			4,457

		Specialty Retail — 4.8%
—	(h)	Aaron’s, Inc.	11
71		Abercrombie & Fitch Co., Class A	3,561
16		Advance Auto Parts, Inc.	1,453
81		ANN, Inc. (a)	2,238
46		Bed Bath & Beyond, Inc. (a)	3,218
672		Best Buy Co., Inc.	14,827
51		Chico’s FAS, Inc.	791
14		Children’s Place Retail Stores, Inc. (The) (a)	647
1		Collective Brands, Inc. (a)	27
51		Dick’s Sporting Goods, Inc.	2,558
90		Foot Locker, Inc.	2,761
—	(h)	Group 1 Automotive, Inc.	17
23		Guess?, Inc.	680
1		Jos. A. Bank Clothiers, Inc. (a)	47
199		Office Depot, Inc. (a)	604
17		O’Reilly Automotive, Inc. (a)	1,829
14		PetSmart, Inc.	840
23		Pier 1 Imports, Inc.	399
25		Select Comfort Corp. (a)	713
—	(h)	Staples, Inc.	1
2		Ulta Salon Cosmetics & Fragrance, Inc.	157
118		Williams-Sonoma, Inc.	4,571

			41,950

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Textiles, Apparel & Luxury Goods — 1.0%
5		Carter’s, Inc. (a)	293
46		Coach, Inc.	3,367
3		Columbia Sportswear Co.	164
206		Crocs, Inc. (a)	4,156
5		Deckers Outdoor Corp. (a)	274
—	(h)	Steven Madden Ltd. (a)	4

			8,258

		Total Consumer Discretionary	127,110

		Consumer Staples — 2.8%
		Beverages — 0.0% (g)
1		Brown-Forman Corp., Class B	102

		Food & Staples Retailing — 0.2%
62		Safeway, Inc.	1,268
—	(h)	Wal-Mart Stores, Inc.	8
2		Whole Foods Market, Inc.	125

			1,401

		Food Products — 1.3%
1		Darling International, Inc. (a)	13
265		Dean Foods Co. (a)	3,250
1		Hershey Co. (The)	83
1		J&J Snack Foods Corp.	51
353		Smithfield Foods, Inc. (a)	7,407
36		Tyson Foods, Inc., Class A	662

			11,466

		Household Products — 0.7%
62		Colgate-Palmolive Co.	6,112
5		Procter & Gamble Co. (The)	306

			6,418

		Tobacco — 0.6%
33		Lorillard, Inc.	4,433
10		Reynolds American, Inc.	425

			4,858

		Total Consumer Staples	24,245

		Energy — 15.2%
		Energy Equipment & Services — 3.4%
—	(h)	Baker Hughes, Inc.	4
1		Basic Energy Services, Inc. (a)	9
3		Gulfmark Offshore, Inc., Class A (a)	140
196		Helix Energy Solutions Group, Inc. (a)	4,009
389		ION Geophysical Corp. (a)	2,421
82		Key Energy Services, Inc. (a)	1,041
31		National Oilwell Varco, Inc.	2,317

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy Equipment & Services — Continued
3		Oil States International, Inc. (a)	266
454		Patterson-UTI Energy, Inc.	7,337
—	(h)	SEACOR Holdings, Inc. (a)	9
369		Superior Energy Services, Inc. (a)	9,944
49		Unit Corp. (a)	2,089

			29,586

		Oil, Gas & Consumable Fuels — 11.8%
2		Anadarko Petroleum Corp.	118
166		Apache Corp.	15,946
10		Berry Petroleum Co., Class A	457
318		Bill Barrett Corp. (a)	7,625
243		Chesapeake Energy Corp.	4,488
2		Cimarex Energy Co.	157
2		Clayton Williams Energy, Inc. (a)	125
16		Denbury Resources, Inc. (a)	312
18		Devon Energy Corp.	1,245
1		Energen Corp.	63
4		EOG Resources, Inc.	437
559		Gran Tierra Energy, Inc., (Canada) (a)	3,607
12		Gulfport Energy Corp. (a)	306
68		Hess Corp.	3,535
211		HollyFrontier Corp.	6,494
187		Marathon Oil Corp.	5,489
80		Marathon Petroleum Corp.	3,333
262		Murphy Oil Corp.	14,394
20		Plains Exploration & Production Co. (a)	817
269		QEP Resources, Inc.	8,298
15		SM Energy Co.	1,023
467		Stone Energy Corp. (a)	13,090
41		Swift Energy Co. (a)	1,237
207		Tesoro Corp. (a)	4,801
35		W&T Offshore, Inc.	685
157		Western Refining, Inc.	2,989
90		WPX Energy, Inc. (a)	1,583

			102,654

		Total Energy	132,240

		Financials — 8.0%
		Capital Markets — 1.3%
108		Ameriprise Financial, Inc.	5,858
1		Goldman Sachs Group, Inc. (The)	145
248		Janus Capital Group, Inc.	1,879
54		Legg Mason, Inc.	1,406
1		Raymond James Financial, Inc.	30
71		SEI Investments Co.	1,423

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Capital Markets — Continued
4		T. Rowe Price Group, Inc.	251
23		Waddell & Reed Financial, Inc., Class A	728

			11,720

		Commercial Banks — 2.3%
4		BancorpSouth, Inc.	57
1		Bank of the Ozarks, Inc.	36
5		Cullen/Frost Bankers, Inc.	289
225		East West Bancorp, Inc.	5,119
180		Fifth Third Bancorp	2,567
5		FirstMerit Corp.	80
88		Huntington Bancshares, Inc.	587
7		International Bancshares Corp.	136
—	(h)	PacWest Bancorp	6
8		PrivateBancorp, Inc.	125
2		Prosperity Bancshares, Inc.	72
968		Regions Financial Corp.	6,524
2		Sterling Financial Corp. (a)	45
1		SunTrust Banks, Inc.	21
6		SVB Financial Group (a)	381
—	(h)	UMB Financial Corp.	5
1		Westamerica Bancorp	65
182		Zions Bancorp	3,716

			19,831

		Consumer Finance — 0.2%
10		Capital One Financial Corp.	551
32		Cash America International, Inc.	1,515

			2,066

		Diversified Financial Services — 1.3%
280		Citigroup, Inc.	9,245
13		IntercontinentalExchange, Inc. (a)	1,753
1		Moody’s Corp.	52

			11,050

		Insurance — 2.4%
113		Aflac, Inc.	5,096
1		Arthur J. Gallagher & Co.	37
9		Assurant, Inc.	375
4		Brown & Brown, Inc.	116
20		Erie Indemnity Co., Class A	1,522
54		Fidelity National Financial, Inc., Class A	1,034
30		First American Financial Corp.	497
639		Genworth Financial, Inc., Class A (a)	3,838
44		Hanover Insurance Group, Inc. (The)	1,773
117		Marsh & McLennan Cos., Inc.	3,898

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
1		MetLife, Inc.	25
95		Old Republic International Corp.	944
65		Principal Financial Group, Inc.	1,791
5		Prudential Financial, Inc.	281

			21,227

		Real Estate Investment Trusts (REITs) — 0.2%
11		Apartment Investment & Management Co., Class A	310
—	(h)	Camden Property Trust	14
3		Public Storage	430
9		Rayonier, Inc.	417
3		Taubman Centers, Inc.	257
7		Weyerhaeuser Co.	151

			1,579

		Real Estate Management & Development — 0.2%
9		CBRE Group, Inc., Class A (a)	170
18		Jones Lang LaSalle, Inc.	1,437

			1,607

		Thrifts & Mortgage Finance — 0.1%
—	(h)	Downey Financial Corp. (a) (f) (i)	—
48		Ocwen Financial Corp. (a)	716

			716

		Total Financials	69,796

		Health Care — 16.6%
		Biotechnology — 6.8%
36		Acorda Therapeutics, Inc. (a)	917
50		Alexion Pharmaceuticals, Inc. (a)	4,490
153		Amylin Pharmaceuticals, Inc. (a)	3,962
27		Celgene Corp. (a)	2,003
9		Cubist Pharmaceuticals, Inc. (a)	372
227		Gilead Sciences, Inc. (a)	11,795
58		Medivation, Inc. (a)	4,664
71		Myriad Genetics, Inc. (a)	1,855
1		Onyx Pharmaceuticals, Inc. (a)	36
139		Pharmacyclics, Inc. (a)	3,824
70		Regeneron Pharmaceuticals, Inc. (a)	9,416
175		United Therapeutics Corp. (a)	7,672
217		Vertex Pharmaceuticals, Inc. (a)	8,367

			59,373

		Health Care Equipment & Supplies — 4.4%
10		ArthroCare Corp. (a)	244
22		Baxter International, Inc.	1,202
1,446		Boston Scientific Corp. (a)	9,055

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Health Care Equipment & Supplies — Continued
24		CareFusion Corp. (a)	624
231		Hill-Rom Holdings, Inc.	7,507
5		Medtronic, Inc.	184
361		St. Jude Medical, Inc.	13,965
3		STERIS Corp.	85
1		West Pharmaceutical Services, Inc.	36
82		Zimmer Holdings, Inc.	5,132

			38,034

		Health Care Providers & Services — 1.6%
1		Aetna, Inc.	54
45		AmerisourceBergen Corp.	1,659
5		Coventry Health Care, Inc.	144
329		Health Management Associates, Inc., Class A (a)	2,370
1		Lincare Holdings, Inc.	34
7		Omnicare, Inc.	252
205		Tenet Healthcare Corp. (a)	1,065
133		UnitedHealth Group, Inc.	7,478
19		WellPoint, Inc.	1,306

			14,362

		Health Care Technology — 0.8%
629		Allscripts Healthcare Solutions, Inc. (a)	6,975

		Life Sciences Tools & Services — 0.4%
17		Bruker Corp. (a)	255
20		Charles River Laboratories International, Inc. (a)	704
1		Covance, Inc. (a)	59
28		Illumina, Inc. (a)	1,232
12		Parexel International Corp. (a)	332
13		Thermo Fisher Scientific, Inc.	738

			3,320

		Pharmaceuticals — 2.6%
40		Eli Lilly & Co.	1,662
186		Endo Pharmaceuticals Holdings, Inc. (a)	6,528
40		Jazz Pharmaceuticals plc, (Ireland) (a)	2,061
—	(h)	Medicis Pharmaceutical Corp., Class A	15
—	(h)	Merck & Co., Inc.	8
41		Mylan, Inc. (a)	891
50		Questcor Pharmaceuticals, Inc. (a)	2,235
122		Watson Pharmaceuticals, Inc. (a)	9,161

			22,561

		Total Health Care	144,625

		Industrials — 7.0%
		Aerospace & Defense — 1.0%
37		Alliant Techsystems, Inc.	1,993

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
3	Curtiss-Wright Corp.	92
13	Exelis, Inc.	149
76	General Dynamics Corp.	5,116
18	Huntington Ingalls Industries, Inc. (a)	699
3	L-3 Communications Holdings, Inc.	254
3	Triumph Group, Inc.	201

		8,504

	Air Freight & Logistics — 0.0% (g)
6	Forward Air Corp.	188

	Airlines — 0.2%
1	Alaska Air Group, Inc. (a)	34
172	Southwest Airlines Co.	1,427

		1,461

	Building Products — 0.2%
34	A.O. Smith Corp.	1,627
6	Armstrong World Industries, Inc.	283

		1,910

	Commercial Services & Supplies — 0.6%
25	Brink’s Co. (The)	639
48	Copart, Inc. (a)	1,262
3	Covanta Holding Corp.	46
47	Herman Miller, Inc.	913
4	Iron Mountain, Inc.	123
2	Mine Safety Appliances Co.	81
25	Portfolio Recovery Associates, Inc. (a)	1,696
1	Stericycle, Inc. (a)	87
3	Tetra Tech, Inc. (a)	71
1	United Stationers, Inc.	28

		4,946

	Construction & Engineering — 0.4%
2	AECOM Technology Corp. (a)	51
1	Fluor Corp.	46
1	Granite Construction, Inc.	22
1	Shaw Group, Inc. (The) (a)	15
83	URS Corp.	3,443

		3,577

	Electrical Equipment — 0.2%
24	Babcock & Wilcox Co. (The) (a)	595
4	Belden, Inc.	139
3	Brady Corp., Class A	81
35	General Cable Corp. (a)	1,018

		1,833

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Industrial Conglomerates — 0.1%
7		3M Co.	620
7		Carlisle Cos., Inc.	407

			1,027

		Machinery — 2.9%
62		AGCO Corp. (a)	2,910
—	(h)	Crane Co.	7
25		Dover Corp.	1,590
—	(h)	Eaton Corp.	1
1		Flowserve Corp.	153
278		Harsco Corp.	6,190
31		ITT Corp.	704
70		Manitowoc Co., Inc. (The)	966
1		Mueller Industries, Inc.	46
43		Oshkosh Corp. (a)	978
26		Parker Hannifin Corp.	2,320
27		Robbins & Myers, Inc.	1,303
22		Sauer-Danfoss, Inc.	973
111		Timken Co.	6,285
17		Trinity Industries, Inc.	517
3		WABCO Holdings, Inc. (a)	172
4		Watts Water Technologies, Inc., Class A	130

			25,245

		Marine — 0.0% (g)
—	(h)	Kirby Corp. (a)	16

		Professional Services — 0.6%
59		Acacia Research Corp. (a)	2,402
4		Corporate Executive Board Co. (The)	147
4		Dun & Bradstreet Corp. (The)	321
49		FTI Consulting, Inc. (a)	1,795
21		Manpower, Inc.	875
—	(h)	Robert Half International, Inc.	3

			5,543

		Road & Rail — 0.7%
1		Amerco, Inc.	95
119		Con-way, Inc.	3,853
—	(h)	Genesee & Wyoming, Inc., Class A (a)	11
8		Heartland Express, Inc.	111
11		Knight Transportation, Inc.	187
1		Norfolk Southern Corp.	106
22		Ryder System, Inc.	1,091
6		Werner Enterprises, Inc.	150

			5,604

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — 0.1%
7		Applied Industrial Technologies, Inc.	277
—	(h)	GATX Corp.	13
6		WESCO International, Inc. (a)	426

			716

		Total Industrials	60,570

		Information Technology — 26.0%
		Communications Equipment — 2.0%
68		Arris Group, Inc. (a)	883
1,520		Brocade Communications Systems, Inc. (a)	8,423
162		Cisco Systems, Inc.	3,274
15		Comverse Technology, Inc. (a)	94
41		EchoStar Corp., Class A (a)	1,184
10		JDS Uniphase Corp. (a)	117
18		NETGEAR, Inc. (a)	681
197		Polycom, Inc. (a)	2,614

			17,270

		Computers & Peripherals — 2.2%
18		Apple, Inc. (a)	10,391
414		Dell, Inc. (a)	6,770
3		Diebold, Inc.	111
43		Hewlett-Packard Co.	1,052
4		Lexmark International, Inc., Class A	115
2		QLogic Corp. (a)	41
21		Synaptics, Inc. (a)	633

			19,113

		Electronic Equipment, Instruments & Components — 1.2%
—	(h)	Coherent, Inc. (a)	9
4		FLIR Systems, Inc.	87
129		Itron, Inc. (a)	5,246
2		Jabil Circuit, Inc.	48
2		Molex, Inc.	41
1		OSI Systems, Inc. (a)	47
14		Plexus Corp. (a)	445
19		Tech Data Corp. (a)	1,007
290		Vishay Intertechnology, Inc. (a)	3,248
2		Vishay Precision Group, Inc. (a)	23

			10,201

		Internet Software & Services — 1.3%
62		Akamai Technologies, Inc. (a)	2,014
33		AOL, Inc. (a)	819
2		Google, Inc., Class A (a)	1,391
69		IAC/InterActiveCorp.	3,312

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Internet Software & Services — Continued
18		j2 Global, Inc.	456
63		Sohu.com, Inc., (China) (a)	3,260

			11,252

		IT Services — 4.2%
92		Acxiom Corp. (a)	1,258
21		CACI International, Inc., Class A (a)	1,279
485		Computer Sciences Corp.	13,607
156		Convergys Corp. (a)	2,080
3		CoreLogic, Inc. (a)	53
9		DST Systems, Inc.	525
5		Euronet Worldwide, Inc. (a)	107
19		Fidelity National Information Services, Inc.	634
72		Global Payments, Inc.	3,348
210		Lender Processing Services, Inc.	5,569
—	(h)	ManTech International Corp., Class A	11
28		NeuStar, Inc., Class A (a)	1,032
223		SAIC, Inc.	2,717
3		Sapient Corp.	34
28		Total System Services, Inc.	662
79		Unisys Corp. (a)	1,476
144		Western Union Co. (The)	2,653

			37,045

		Office Electronics — 0.0% (g)
1		Zebra Technologies Corp., Class A (a)	33

		Semiconductors & Semiconductor Equipment — 6.7%
1,324		Advanced Micro Devices, Inc. (a)	9,743
424		Amkor Technology, Inc. (a)	2,195
226		Broadcom Corp., Class A (a)	8,280
117		Fairchild Semiconductor International, Inc. (a)	1,655
267		GT Advanced Technologies, Inc. (a)	1,738
133		Intel Corp.	3,782
3		KLA-Tencor Corp.	156
1,653		LSI Corp. (a)	13,291
25		Maxim Integrated Products, Inc.	726
2		Microsemi Corp. (a)	45
2		MKS Instruments, Inc.	47
591		NVIDIA Corp. (a)	7,681
554		ON Semiconductor Corp. (a)	4,575
429		PMC-Sierra, Inc. (a)	3,035
285		RF Micro Devices, Inc. (a)	1,234
2		Teradyne, Inc. (a)	31
18		TriQuint Semiconductor, Inc. (a)	88

			58,302

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — 8.4%
9		ACI Worldwide, Inc. (a)	378
247		Adobe Systems, Inc. (a)	8,281
36		Autodesk, Inc. (a)	1,432
134		BMC Software, Inc. (a)	5,529
—	(h)	CA, Inc.	—	(h)
532		Cadence Design Systems, Inc. (a)	6,207
9		Citrix Systems, Inc. (a)	790
19		Compuware Corp. (a)	162
898		Electronic Arts, Inc. (a)	13,808
2		Fair Isaac Corp.	86
11		JDA Software Group, Inc. (a)	306
151		Mentor Graphics Corp. (a)	2,175
464		Microsoft Corp.	14,845
—	(h)	MicroStrategy, Inc., Class A (a)	14
321		Oracle Corp.	9,449
2		Parametric Technology Corp. (a)	54
55		Quest Software, Inc. (a)	1,288
—	(h)	Rovi Corp. (a)	3
—	(h)	Solera Holdings, Inc.	4
485		Symantec Corp. (a)	8,014
26		Synopsys, Inc. (a)	774

			73,599

		Total Information Technology	226,815

		Materials — 4.3%
		Chemicals — 2.7%
—	(h)	Airgas, Inc.	9
1		Cabot Corp.	42
12		CF Industries Holdings, Inc.	2,317
43		Cytec Industries, Inc.	2,706
88		Eastman Chemical Co.	4,751
478		Huntsman Corp.	6,771
16		Minerals Technologies, Inc.	1,065
12		Olin Corp.	245
42		PolyOne Corp.	587
71		Rockwood Holdings, Inc. (a)	3,935
1		Stepan Co.	109
13		W.R. Grace & Co. (a)	789
1		Westlake Chemical Corp.	58

			23,384

		Construction Materials — 0.0% (g)
—	(h)	Eagle Materials, Inc.	3
3		Martin Marietta Materials, Inc.	214

			217

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Containers & Packaging — 0.6%
173		Owens-Illinois, Inc. (a)	4,013
—	(h)	Packaging Corp. of America	6
22		Rock-Tenn Co., Class A	1,401

			5,420

		Metals & Mining — 0.8%
128		Coeur d’Alene Mines Corp. (a)	2,767
—	(h)	Kaiser Aluminum Corp.	5
59		Newmont Mining Corp.	2,833
2		Stillwater Mining Co. (a)	20
36		U.S. Steel Corp.	1,009

			6,634

		Paper & Forest Products — 0.2%
1		Deltic Timber Corp.	70
2		Domtar Corp., (Canada)	210
42		International Paper Co.	1,398
1		Schweitzer-Mauduit International, Inc.	100

			1,778

		Total Materials	37,433

		Telecommunication Services — 0.7%
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	AboveNet, Inc. (a)	6
4		Level 3 Communications, Inc. (a)	81
64		Vonage Holdings Corp. (a)	130

			217

		Wireless Telecommunication Services — 0.7%
614		MetroPCS Communications, Inc. (a)	4,482
425		Sprint Nextel Corp. (a)	1,055

			5,537

		Total Telecommunication Services	5,754

		Utilities — 3.5%
		Electric Utilities — 1.0%
1		El Paso Electric Co.	21
52		Entergy Corp.	3,391
119		Exelon Corp.	4,640
1		PNM Resources, Inc.	26
5		Portland General Electric Co.	139

			8,217

		Gas Utilities — 0.2%
10		Atmos Energy Corp.	317
60		UGI Corp.	1,753

			2,070

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 1.2%
331	AES Corp. (The) (a)	4,147
387	NRG Energy, Inc. (a)	6,571

		10,718

	Multi-Utilities — 1.1%
1	Ameren Corp.	42
99	CMS Energy Corp.	2,270
49	DTE Energy Co.	2,778
141	Public Service Enterprise Group, Inc.	4,382
2	Vectren Corp.	62

		9,534

	Water Utilities — 0.0% (g)
2	Aqua America, Inc.	52

	Total Utilities	30,591

	Total Common Stocks (Cost $836,319)	859,179

NUMBER OF WARRANTS
Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
3	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $–)	—

SHARES
Short-Term Investment — 6.8%
	Investment Company — 6.8%
59,025	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (Cost $59,025)	59,025

	Total Investments — 105.5% (Cost $895,344)	918,204
	Liabilities in Excess of Other Assets — (5.5)%	(47,506)

	NET ASSETS — 100.0%	$870,698

Short Positions — 97.7%
	Common Stocks — 97.7%
	Consumer Discretionary — 15.5%
	Auto Components — 2.4%
2	Autoliv, Inc., (Sweden)	143
75	BorgWarner, Inc. (a)	5,900
434	Gentex Corp.	9,529
179	Johnson Controls, Inc.	5,731

		21,303

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Automobiles — 0.5%
389		Ford Motor Co.	4,389
1		Thor Industries, Inc.	20

			4,409

		Distributors — 0.0% (g)
3		Pool Corp.	92

		Diversified Consumer Services — 0.4%
47		H&R Block, Inc.	685
98		K12, Inc. (a)	2,489

			3,174

		Hotels, Restaurants & Leisure — 1.1%
2		BJ’s Restaurants, Inc. (a)	72
3		International Speedway Corp., Class A	87
5		Jack in the Box, Inc. (a)	111
489		MGM Resorts International (a)	6,558
—	(h)	Starwood Hotels & Resorts Worldwide, Inc.	6
34		Yum! Brands, Inc.	2,447

			9,281

		Household Durables — 1.5%
16		Jarden Corp.	664
154		Lennar Corp., Class A	4,274
21		MDC Holdings, Inc.	603
1		Newell Rubbermaid, Inc.	13
58		Standard Pacific Corp. (a)	292
268		Toll Brothers, Inc. (a)	6,808
2		Tupperware Brands Corp.	135

			12,789

		Internet & Catalog Retail — 1.2%
21		Amazon.com, Inc. (a)	4,905
52		Expedia, Inc.	2,222
28		NetFlix, Inc. (a)	2,216
1		priceline.com, Inc. (a)	900
1		TripAdvisor, Inc. (a)	41

			10,284

		Leisure Equipment & Products — 0.3%
2		Brunswick Corp.	58
27		Mattel, Inc.	908
18		Polaris Industries, Inc.	1,421

			2,387

		Media — 3.4%
10		AMC Networks, Inc., Class A (a)	439
196		CBS Corp. (Non-Voting), Class B	6,529
53		Clear Channel Outdoor Holdings, Inc., Class A (a)	404
374		DreamWorks Animation SKG, Inc., Class A (a)	6,742

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — Continued
74		Interpublic Group of Cos., Inc. (The)	871
23		Liberty Media Corp. - Liberty Capital, Class A (a)	1,969
46		McGraw-Hill Cos., Inc. (The)	2,281
—	(h)	Morningstar, Inc.	17
276		News Corp., Class A	5,405
238		News Corp., Class B	4,725
10		Omnicom Group, Inc.	518
1		Scripps Networks Interactive, Inc., Class A	31
2		Walt Disney Co. (The)	66

			29,997

		Multiline Retail — 0.3%
71		Macy’s, Inc.	2,933
16		Saks, Inc. (a)	179

			3,112

		Specialty Retail — 2.8%
52		American Eagle Outfitters, Inc.	935
1		Cabela’s, Inc. (a)	25
317		CarMax, Inc. (a)	9,789
94		DSW, Inc., Class A	5,306
1		Finish Line, Inc. (The), Class A	21
—	(h)	Gap, Inc. (The)	1
1		Hibbett Sports, Inc. (a)	48
36		Limited Brands, Inc.	1,807
2		Monro Muffler Brake, Inc.	73
25		Penske Automotive Group, Inc.	673
48		Rent-A-Center, Inc.	1,652
7		Ross Stores, Inc.	441
6		TJX Cos., Inc.	251
2		Tractor Supply Co.	167
107		Urban Outfitters, Inc. (a)	3,095
1		Zumiez, Inc. (a)	40

			24,324

		Textiles, Apparel & Luxury Goods — 1.6%
40		Lululemon Athletica, Inc., (Canada) (a)	2,994
20		NIKE, Inc., Class B	2,223
89		Under Armour, Inc., Class A (a)	8,726
2		Wolverine World Wide, Inc.	101

			14,044

		Total Consumer Discretionary	135,196

		Consumer Staples — 3.7%
		Beverages — 0.2%
5		Coca-Cola Co. (The)	389
12		Coca-Cola Enterprises, Inc.	357

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Beverages — Continued
31		Constellation Brands, Inc., Class A (a)	667
—	(h)	Dr. Pepper Snapple Group, Inc.	4

			1,417

		Food & Staples Retailing — 0.3%
16		Casey’s General Stores, Inc.	887
—	(h)	Pricesmart, Inc.	30
43		United Natural Foods, Inc. (a)	2,096

			3,013

		Food Products — 2.1%
10		Archer-Daniels-Midland Co.	318
17		B&G Foods, Inc.	370
—	(h)	Flowers Foods, Inc.	4
53		Hain Celestial Group, Inc. (The) (a)	2,509
—	(h)	Hormel Foods Corp.	1
—	(h)	McCormick & Co., Inc. (Non-Voting)	2
72		Mead Johnson Nutrition Co.	6,178
—	(h)	Sanderson Farms, Inc.	7
393		Sara Lee Corp.	8,655
11		Snyders-Lance, Inc.	279

			18,323

		Personal Products — 1.1%
145		Estee Lauder Cos., Inc. (The), Class A	9,471
6		Nu Skin Enterprises, Inc., Class A	324

			9,795

		Total Consumer Staples	32,548

		Energy — 17.1%
		Energy Equipment & Services — 6.7%
202		Atwood Oceanics, Inc. (a)	8,961
13		Cameron International Corp. (a)	661
110		Diamond Offshore Drilling, Inc.	7,528
71		Dril-Quip, Inc. (a)	4,814
256		FMC Technologies, Inc. (a)	12,050
76		Halliburton Co.	2,600
—	(h)	Hornbeck Offshore Services, Inc. (a)	20
67		Lufkin Industries, Inc.	5,185
12		Oceaneering International, Inc.	638
384		Rowan Cos., Inc. (a)	13,259
41		Tidewater, Inc.	2,235

			57,951

		Oil, Gas & Consumable Fuels — 10.4%
425		Alpha Natural Resources, Inc. (a)	6,859
117		Approach Resources, Inc. (a)	4,193
207		Arch Coal, Inc.	2,016

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
402		Cabot Oil & Gas Corp.	14,125
1		Carrizo Oil & Gas, Inc. (a)	20
217		Cheniere Energy, Inc. (a)	3,976
13		Concho Resources, Inc. (a)	1,440
155		CONSOL Energy, Inc.	5,161
108		Continental Resources, Inc. (a)	9,656
1		EQT Corp.	65
448		EXCO Resources, Inc.	3,288
121		Forest Oil Corp. (a)	1,612
588		McMoRan Exploration Co. (a)	5,176
17		Newfield Exploration Co. (a)	603
—	(h)	Noble Energy, Inc.	31
27		Peabody Energy Corp.	854
120		Pioneer Natural Resources Co.	13,922
615		Quicksilver Resources, Inc. (a)	2,890
140		SandRidge Energy, Inc. (a)	1,117
347		Southwestern Energy Co. (a)	10,962
55		Sunoco, Inc.	2,718
1		World Fuel Services Corp.	34

			90,718

		Total Energy	148,669

		Financials — 7.6%
		Capital Markets — 2.2%
42		American Capital Ltd. (a)	419
10		Apollo Investment Corp.	72
266		Bank of New York Mellon Corp. (The)	6,293
1		BlackRock, Inc.	198
687		Charles Schwab Corp. (The)	9,818
2		Evercore Partners, Inc., Class A	60
32		Morgan Stanley	554
37		Northern Trust Corp.	1,774

			19,188

		Commercial Banks — 1.8%
51		Associated Banc-Corp.	681
3		Community Bank System, Inc.	73
372		First Horizon National Corp.	3,416
29		First Niagara Financial Group, Inc.	255
145		FNB Corp.	1,641
3		Iberiabank Corp.	163
—	(h)	KeyCorp	2
41		PNC Financial Services Group, Inc.	2,703
1		Signature Bank (a)	36
11		Susquehanna Bancshares, Inc.	117
70		TCF Financial Corp.	799

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Commercial Banks — Continued
38		Texas Capital Bancshares, Inc. (a)	1,428
23		U.S. Bancorp	746
240		Valley National Bancorp	3,027
13		Webster Financial Corp.	306

			15,393

		Consumer Finance — 0.0% (g)
3		American Express Co.	199
4		Ezcorp, Inc., Class A (a)	96

			295

		Diversified Financial Services — 0.3%
264		Bank of America Corp.	2,144
13		Leucadia National Corp.	326

			2,470

		Insurance — 2.8%
83		Aon plc, (United Kingdom)	4,277
125		Cincinnati Financial Corp.	4,449
398		CNO Financial Group, Inc. (a)	2,891
456		Hartford Financial Services Group, Inc.	9,365
9		Kemper Corp.	257
31		MBIA, Inc. (a)	310
66		StanCorp Financial Group, Inc.	2,534

			24,083

		Real Estate Investment Trusts (REITs) — 0.0% (g)
—	(h)	HCP, Inc.	4

		Real Estate Management & Development — 0.0% (g)
17		St. Joe Co. (The) (a)	304

		Thrifts & Mortgage Finance — 0.5%
22		Astoria Financial Corp.	214
594		Hudson City Bancorp, Inc.	4,190
18		New York Community Bancorp, Inc.	246

			4,650

		Total Financials	66,387

		Health Care — 7.9%
		Biotechnology — 2.1%
1		Amgen, Inc.	78
141		Ariad Pharmaceuticals, Inc. (a)	2,291
37		Cepheid, Inc. (a)	1,432
163		Dendreon Corp. (a)	1,900
531		Human Genome Sciences, Inc. (a)	7,809
5		Idenix Pharmaceuticals, Inc. (a)	44
37		Immunogen, Inc. (a)	475
126		InterMune, Inc. (a)	1,320

SHARES		SECURITY DESCRIPTION	VALUE($)

		Biotechnology — Continued
121		Theravance, Inc. (a)	2,609

			17,958

		Health Care Equipment & Supplies — 1.0%
17		DENTSPLY International, Inc.	702
100		DexCom, Inc. (a)	981
29		HeartWare International, Inc. (a)	2,234
14		IDEXX Laboratories, Inc. (a)	1,198
17		NxStage Medical, Inc. (a)	285
—	(h)	ResMed, Inc. (a)	4
36		Varian Medical Systems, Inc. (a)	2,291
27		Volcano Corp. (a)	729

			8,424

		Health Care Providers & Services — 2.5%
5		Air Methods Corp. (a)	438
136		AMERIGROUP Corp. (a)	8,376
49		Brookdale Senior Living, Inc. (a)	933
13		Catalyst Health Solutions, Inc. (a)	1,106
—	(h)	Centene Corp. (a)	4
2		Chemed Corp.	108
35		Express Scripts Holding Co. (a)	1,947
11		Health Net, Inc. (a)	406
12		Henry Schein, Inc. (a)	938
220		HMS Holdings Corp. (a)	5,299
15		IPC The Hospitalist Co., Inc. (a)	590
—	(h)	MWI Veterinary Supply, Inc. (a)	14
13		Owens & Minor, Inc.	381
4		Patterson Cos., Inc.	123
46		PSS World Medical, Inc. (a)	1,092
7		VCA Antech, Inc. (a)	167

			21,922

		Health Care Technology — 1.4%
169		athenahealth, Inc. (a)	12,221
1		Cerner Corp. (a)	67

			12,288

		Life Sciences Tools & Services — 0.1%
4		Mettler-Toledo International, Inc. (a)	695
2		Techne Corp.	105
1		Waters Corp. (a)	42

			842

		Pharmaceuticals — 0.8%
96		Akorn, Inc. (a)	1,170
9		Bristol-Myers Squibb Co.	284
1		Forest Laboratories, Inc. (a)	50

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Pharmaceuticals — Continued
4		Hospira, Inc. (a)	134
14		Impax Laboratories, Inc. (a)	354
251		Nektar Therapeutics (a)	1,909
11		Perrigo Co.	1,111
93		Vivus, Inc. (a)	2,251

			7,263

		Total Health Care	68,697

		Industrials — 9.4%
		Aerospace & Defense — 1.7%
2		Esterline Technologies Corp. (a)	107
145		Hexcel Corp. (a)	3,974
5		Honeywell International, Inc.	286
1		Northrop Grumman Corp.	38
55		Precision Castparts Corp.	9,635
8		Rockwell Collins, Inc.	468
—	(h)	Teledyne Technologies, Inc. (a)	32
26		Textron, Inc.	684

			15,224

		Air Freight & Logistics — 0.2%
22		Atlas Air Worldwide Holdings, Inc. (a)	1,035
16		C.H. Robinson Worldwide, Inc.	933
—	(h)	Expeditors International of Washington, Inc.	8
—	(h)	Hub Group, Inc., Class A (a)	4

			1,980

		Airlines — 0.8%
25		Allegiant Travel Co. (a)	1,441
3		JetBlue Airways Corp. (a)	14
116		U.S. Airways Group, Inc. (a)	1,190
207		United Continental Holdings, Inc. (a)	4,527

			7,172

		Building Products — 0.3%
4		Lennox International, Inc.	156
62		Owens Corning (a)	2,119

			2,275

		Commercial Services & Supplies — 0.1%
1		Avery Dennison Corp.	42
5		Healthcare Services Group, Inc.	107
24		HNI Corp.	576
19		Interface, Inc., Class A	271
5		Mobile Mini, Inc. (a)	87
1		Republic Services, Inc.	14

			1,097

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — 0.0% (g)
6		EMCOR Group, Inc.	182
—	(h)	MasTec, Inc. (a)	3

			185

		Electrical Equipment — 0.2%
8		Acuity Brands, Inc.	437
5		GrafTech International Ltd. (a)	64
3		II-VI, Inc. (a)	63
19		Polypore International, Inc. (a)	714
4		Rockwell Automation, Inc.	278
4		Roper Industries, Inc.	376

			1,932

		Machinery — 5.0%
98		Chart Industries, Inc. (a)	7,517
51		CLARCOR, Inc.	2,467
157		Deere & Co.	12,941
53		Donaldson Co., Inc.	1,821
11		Gardner Denver, Inc.	730
26		Nordson Corp.	1,411
181		PACCAR, Inc.	7,760
34		Pall Corp.	2,054
34		Pentair, Inc.	1,459
—	(h)	RBC Bearings, Inc. (a)	19
73		Terex Corp. (a)	1,661
8		Titan International, Inc.	220
18		Toro Co. (The)	1,310
—	(h)	Valmont Industries, Inc.	12
45		Woodward, Inc.	1,864

			43,246

		Marine — 0.0% (g)
2		Alexander & Baldwin, Inc.	89

		Professional Services — 0.1%
9		IHS, Inc., Class A (a)	874

		Road & Rail — 0.7%
47		Avis Budget Group, Inc. (a)	614
144		Hertz Global Holdings, Inc. (a)	2,223
38		Kansas City Southern	2,943

			5,780

		Trading Companies & Distributors — 0.3%
11		W.W. Grainger, Inc.	2,288

		Total Industrials	82,142

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Information Technology — 24.9%
		Communications Equipment — 2.8%
165		Acme Packet, Inc. (a)	4,625
5		ADTRAN, Inc.	158
247		Aruba Networks, Inc. (a)	5,211
122		Ciena Corp. (a)	1,812
170		Finisar Corp. (a)	2,811
81		InterDigital, Inc.	2,245
2		Juniper Networks, Inc. (a)	37
208		Riverbed Technology, Inc. (a)	4,102
191		Sonus Networks, Inc. (a)	540
54		ViaSat, Inc. (a)	2,612

			24,153

		Computers & Peripherals — 1.8%
108		NetApp, Inc. (a)	4,179
312		SanDisk Corp. (a)	11,529
8		Stratasys, Inc. (a)	431

			16,139

		Electronic Equipment, Instruments & Components — 1.7%
38		Amphenol Corp., Class A	2,224
—	(h)	Anixter International, Inc. (a)	22
4		Arrow Electronics, Inc. (a)	151
19		Cognex Corp.	779
13		Ingram Micro, Inc., Class A (a)	247
39		IPG Photonics Corp. (a)	1,866
65		National Instruments Corp.	1,772
19		ScanSource, Inc. (a)	632
6		SYNNEX Corp. (a)	211
149		Universal Display Corp. (a)	6,697

			14,601

		Internet Software & Services — 0.6%
3		CoStar Group, Inc. (a)	238
30		DealerTrack Holdings, Inc. (a)	908
23		eBay, Inc. (a)	924
43		Liquidity Services, Inc. (a)	2,305
2		OpenTable, Inc. (a)	108
15		Rackspace Hosting, Inc. (a)	854

			5,337

		IT Services — 4.3%
12		Jack Henry & Associates, Inc.	421
17		MasterCard, Inc., Class A	7,818
209		Teradata Corp. (a)	14,581
306		VeriFone Systems, Inc. (a)	14,565

			37,385

SHARES		SECURITY DESCRIPTION	VALUE($)

		Office Electronics — 0.1%
113		Xerox Corp.	876

		Semiconductors & Semiconductor Equipment — 7.8%
198		Altera Corp.	7,032
119		Applied Materials, Inc.	1,426
655		Atmel Corp. (a)	5,811
494		Cavium, Inc. (a)	14,443
136		Cirrus Logic, Inc. (a)	3,728
260		Cree, Inc. (a)	8,032
23		Cymer, Inc. (a)	1,191
15		Hittite Microwave Corp. (a)	827
99		International Rectifier Corp. (a)	2,168
65		Intersil Corp., Class A	665
176		OmniVision Technologies, Inc. (a)	3,243
2		Power Integrations, Inc.	76
1		Silicon Laboratories, Inc. (a)	25
180		Skyworks Solutions, Inc. (a)	4,890
245		Texas Instruments, Inc.	7,832
49		Veeco Instruments, Inc. (a)	1,485
130		Xilinx, Inc.	4,711

			67,585

		Software — 5.8%
149		Ariba, Inc. (a)	5,678
7		Aspen Technology, Inc. (a)	135
2		CommVault Systems, Inc. (a)	105
158		Concur Technologies, Inc. (a)	8,926
10		FactSet Research Systems, Inc.	1,089
17		Informatica Corp. (a)	804
1		Intuit, Inc.	48
—	(h)	MICROS Systems, Inc. (a)	1
6		Pegasystems, Inc.	223
6		Progress Software Corp. (a)	130
98		Salesforce.com, Inc. (a)	15,271
81		Sourcefire, Inc. (a)	4,115
10		Synchronoss Technologies, Inc. (a)	305
354		Take-Two Interactive Software, Inc. (a)	4,991
146		TIBCO Software, Inc. (a)	4,804
4		TiVo, Inc. (a)	38
44		Ultimate Software Group, Inc. (a)	3,398
2		VMware, Inc., Class A (a)	197

			50,258

		Total Information Technology	216,334

		Materials — 6.3%
		Chemicals — 3.5%
1		Balchem Corp.	37

SEE NOTES TO FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Chemicals — Continued
10	Dow Chemical Co. (The)	352
258	E.I. du Pont de Nemours & Co.	13,809
32	Ecolab, Inc.	2,057
11	FMC Corp.	1,223
30	International Flavors & Fragrances, Inc.	1,819
7	Kronos Worldwide, Inc.	155
68	Mosaic Co. (The)	3,567
158	RPM International, Inc.	4,186
4	Scotts Miracle-Gro Co. (The), Class A	217
12	Sherwin-Williams Co. (The)	1,429
2	Sigma-Aldrich Corp.	125
24	Valspar Corp.	1,243

		30,219

	Construction Materials — 0.0% (g)
3	Texas Industries, Inc.	108

	Containers & Packaging — 0.3%
5	Bemis Co., Inc.	159
37	Crown Holdings, Inc. (a)	1,356
12	Greif, Inc., Class A	648
23	Sonoco Products Co.	756

		2,919

	Metals & Mining — 1.9%
1	Alcoa, Inc.	6
14	Allegheny Technologies, Inc.	582
12	Allied Nevada Gold Corp. (a)	366
44	Carpenter Technology Corp.	2,441
6	Cliffs Natural Resources, Inc.	389
7	Compass Minerals International, Inc.	529
526	Hecla Mining Co.	2,250
13	Nucor Corp.	524
20	Schnitzer Steel Industries, Inc., Class A	808
3	Southern Copper Corp.	99
172	Titanium Metals Corp.	2,534
68	Walter Energy, Inc.	4,542
52	Worthington Industries, Inc.	925

		15,995

	Paper & Forest Products — 0.6%
421	Louisiana-Pacific Corp. (a)	3,807
43	MeadWestvaco Corp.	1,370

		5,177

	Total Materials	54,418

SHARES		SECURITY DESCRIPTION	VALUE($)

		Telecommunication Services — 2.7%
		Diversified Telecommunication Services — 2.4%
38		AT&T, Inc.	1,267
335		CenturyLink, Inc.	12,933
137		Verizon Communications, Inc.	5,531
131		Windstream Corp.	1,472

			21,203

		Wireless Telecommunication Services — 0.3%
23		Crown Castle International Corp. (a)	1,313
49		NII Holdings, Inc. (a)	684
2		Telephone & Data Systems, Inc.	54
4		U.S. Cellular Corp. (a)	157

			2,208

		Total Telecommunication Services	23,411

		Utilities — 2.6%
		Electric Utilities — 1.0%
—	(h)	Cleco Corp.	12
103		Duke Energy Corp.	2,218
1		MGE Energy, Inc.	47
159		Northeast Utilities	5,853
4		PPL Corp.	101
1		Progress Energy, Inc.	36
3		Southern Co. (The)	127
1		UIL Holdings Corp.	39

			8,433

		Gas Utilities — 0.0% (g)
1		ONEOK, Inc.	43

		Independent Power Producers & Energy Traders — 0.3%
135		Calpine Corp. (a)	2,523

		Multi-Utilities — 1.3%
1		Avista Corp.	13
63		Dominion Resources, Inc.	3,268
83		NiSource, Inc.	2,046
1		PG&E Corp.	44
43		SCANA Corp.	2,003
109		Wisconsin Energy Corp.	4,029

			11,403

		Total Utilities	22,402

		Total Short Positions (Proceeds $824,087)	$850,204

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of $0 which amounts to 0.0% of total investments.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

18	HIGHBRIDGE FUNDS	APRIL 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2012	HIGHBRIDGE FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$859,179
Investments in affiliates, at value	59,025

Total investment securities, at value	918,204
Deposits at broker for securities sold short	806,148
Receivables:
Investment securities sold	115,534
Fund shares sold	2,815
Dividends from non-affiliates	602
Dividends from affiliates	2

Total Assets	1,843,305

LIABILITIES:
Payables:
Securities sold short, at value	850,204
Dividend expense to non-affiliates on securities sold short	369
Investment securities purchased	115,418
Interest expense to non-affiliates on securities sold short	258
Fund shares redeemed	4,475
Accrued liabilities:
Investment advisory fees	1,107
Distribution fees	115
Custodian and accounting fees	43
Trustees’ and Chief Compliance Officer’s fees	6
Other	612

Total Liabilities	972,607

Net Assets	$870,698

SEE NOTES TO FINANCIAL STATEMENTS.

20	HIGHBRIDGE FUNDS	APRIL 30, 2012

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$990,927
Accumulated net investment loss	(12,112)
Accumulated net realized gains (losses)	(104,860)
Net unrealized appreciation (depreciation)	(3,257)

Total Net Assets	$870,698

Net Assets:
Class A	$331,970
Class C	58,479
Select Class	480,249

Total	$870,698

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	22,599
Class C	4,069
Select Class	32,286

Net Asset Value (a):
Class A — Redemption price per share	$14.69
Class C — Offering price per share (b)	14.37
Select Class — Offering and redemption price per share	14.87
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.50

Cost of investments in non-affiliates	$836,319
Cost of investments in affiliates	59,025
Proceeds from securities sold short	824,087

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	21

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,648
Dividend income from affiliates	28

Total investment income	6,676

EXPENSES:
Investment advisory fees	8,941
Administration fees	449
Distribution fees:
Class A	553
Class C	252
Shareholder servicing fees:
Class A	553
Class C	84
Select Class	640
Custodian and accounting fees	69
Interest expense to affiliates	1
Professional fees	32
Trustees’ and Chief Compliance Officer’s fees	5
Printing and mailing costs	102
Registration and filing fees	40
Transfer agent fees	954
Other	10
Dividend expense to non-affiliates on securities sold short	7,711
Interest expense to non-affiliates on securities sold short	1,646

Total expenses	22,042

Less amounts waived	(3,269)
Less earnings credits	— (a)

Net expenses	18,773

Net investment income (loss)	(12,097)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	115,334
Securities sold short	(90,676)

Net realized gain (loss)	24,658

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(13,934)
Securities sold short	4,257

Change in net unrealized appreciation (depreciation)	(9,677)

Net realized/unrealized gains (losses)	14,981

Change in net assets resulting from operations	$2,884

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	HIGHBRIDGE FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,097)	$(29,010)
Net realized gain (loss)	24,658	18,779
Change in net unrealized appreciation (depreciation)	(9,677)	(39,259)

Change in net assets resulting from operations	2,884	(49,490)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(257,749)	(1,073,091)

NET ASSETS:
Change in net assets	(254,865)	(1,122,581)
Beginning of period	1,125,563	2,248,144

End of period	$870,698	$1,125,563

Accumulated net investment loss	$(12,112)	$(15)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,218	$215,200
Cost of shares redeemed	(235,908)	(507,006)

Change in net assets from Class A capital transactions	$(171,690)	$(291,806)

Class C
Proceeds from shares issued	$1,689	$8,696
Cost of shares redeemed	(21,518)	(98,150)

Change in net assets from Class C capital transactions	$(19,829)	$(89,454)

Select Class
Proceeds from shares issued	$155,842	$294,985
Cost of shares redeemed	(222,072)	(986,816)

Change in net assets from Select Class capital transactions	$(66,230)	$(691,831)

Total change in net assets from capital transactions	$(257,749)	$(1,073,091)

SHARE TRANSACTIONS:
Class A
Issued	4,355	14,243
Redeemed	(15,953)	(33,579)

Change in Class A Shares	(11,598)	(19,336)

Class C
Issued	116	585
Redeemed	(1,489)	(6,613)

Change in Class C Shares	(1,373)	(6,028)

Select Class
Issued	10,419	19,343
Redeemed	(14,868)	(64,840)

Change in Select Class Shares	(4,449)	(45,497)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Highbridge Statistical Market Neutral Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$14.68	$(0.18	)(g)	$0.19	$0.01	$—	$—	$—
Year Ended October 31, 2011	15.21	(0.33	)(g)	(0.20)	(0.53)	—	—	—
Year Ended October 31, 2010	15.88	(0.39	)(g)	(0.28)	(0.67)	—	—	—
Year Ended October 31, 2009	16.27	(0.36	)(g)	(0.01)	(0.37)	(0.02)	—	(0.02)
Year Ended October 31, 2008	15.62	0.05	(g)	1.34	1.39	(0.74)	—	(0.74)
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)

Class C
Six Months Ended April 30, 2012 (Unaudited)	14.39	(0.21	)(g)	0.19	(0.02)	—	—	—
Year Ended October 31, 2011	14.99	(0.39	)(g)	(0.21)	(0.60)	—	—	—
Year Ended October 31, 2010	15.73	(0.46	)(g)	(0.28)	(0.74)	—	—	—
Year Ended October 31, 2009	16.18	(0.44	)(g)	— (h)	(0.44)	(0.01)	—	(0.01)
Year Ended October 31, 2008	15.52	(0.02	)(g)	1.32	1.30	(0.64)	—	(0.64)
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	14.84	(0.16	)(g)	0.19	0.03	—	—	—
Year Ended October 31, 2011	15.35	(0.29	)(g)	(0.22)	(0.51)	—	—	—
Year Ended October 31, 2010	15.98	(0.35	)(g)	(0.28)	(0.63)	—	—	—
Year Ended October 31, 2009	16.34	(0.32	)(g)	(0.01)	(0.33)	(0.03)	—	(0.03)
Year Ended October 31, 2008	15.68	0.13	(g)	1.31	1.44	(0.78)	—	(0.78)
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.94% and 2.58% for the six months ended April 30, 2012, 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010, 1.95% and 2.46% for 2009, 1.96% and 2.45% for 2008 and 1.95% and 2.41% for 2007; for Class C are 2.44% and 3.08% for the six months ended April 30, 2012, 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010, 2.45% and 2.96% for 2009, 2.46% and 2.95% for 2008 and 2.45% and 2.91% for 2007; for Select Class are 1.69% and 2.33% for the six months ended April 30, 2012, 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010, 1.70% and 2.21% for 2009, 1.71% and 2.20% for 2008 and 1.70% and 2.16% for 2007 respectively.
(f)	Commencing for the year ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

24	HIGHBRIDGE FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$14.69	0.07%	$331,970	3.77%	(2.45)%	4.41%	208%	414%
14.68	(3.48)	501,934	3.66	(2.18)	4.26	673	1,398
15.21	(4.22)	814,296	3.76	(2.51)	4.32	496	1,017
15.88	(2.25)	1,074,747	4.01	(2.23)	4.52	638	1,276
16.27	9.33	502,087	3.31	0.31	3.80	796	—
15.62	(0.69)	185,022	3.67	2.45	4.13	396	—

14.37	(0.14)	58,479	4.27	(2.96)	4.91	208	414
14.39	(4.00)	78,333	4.13	(2.65)	4.73	673	1,398
14.99	(4.70)	171,961	4.27	(3.01)	4.83	496	1,017
15.73	(2.73)	299,034	4.51	(2.74)	5.02	638	1,276
16.18	8.73	137,773	3.81	(0.11)	4.30	796	—
15.52	(1.17)	67,702	4.17	1.82	4.63	396	—

14.87	0.20	480,249	3.52	(2.22)	4.16	208	414
14.84	(3.32)	545,296	3.43	(1.89)	4.02	673	1,398
15.35	(3.94)	1,261,887	3.52	(2.26)	4.08	496	1,017
15.98	(2.01)	2,046,527	3.76	(1.99)	4.27	638	1,276
16.34	9.61	937,314	3.06	0.79	3.55	796	—
15.68	(0.42)	1,021,662	3.42	2.43	3.88	396	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market markers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

26	HIGHBRIDGE FUNDS	APRIL 30, 2012

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$127,110		$—	$—		$127,110
Consumer Staples	24,245		—	—		24,245
Energy	132,240		—	—		132,240
Financials	69,796		—	—	(a)	69,796
Health Care	144,625		—	—		144,625
Industrials	60,570		—	—		60,570
Information Technology	226,815		—	—		226,815
Materials	37,433		—	—		37,433
Telecommunication Services	5,754		—	—		5,754
Utilities	30,591		—	—		30,591

Total Common Stocks	859,179		—	—		859,179

Warrant
Energy	—	(a)	—	—		—	(a)
Short-Term Investment
Investment Company	59,025		—	—		59,025

Total Investments in Securities	$918,204		$—	$—	(a)	$918,204

Liabilities
Common Stocks
Consumer Discretionary	$135,196		$—	$—		$135,196
Consumer Staples	32,548		—	—		32,548
Energy	148,669		—	—		148,669
Financials	66,387		—	—		66,387
Health Care	68,697		—	—		68,697
Industrials	82,142		—	—		82,142
Information Technology	216,334		—	—		216,334
Materials	54,418		—	—		54,418
Telecommunication Services	23,411		—	—		23,411
Utilities	22,402		—	—		22,402

Total Liabilities	$850,204		$—	$—		$850,204

(a)	Security has zero value.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

APRIL 30, 2012	HIGHBRIDGE FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/12
Investments in Securities
Common Stocks — Financials	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

Total	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

(a)	Security has zero value.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3) amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of April 30, 2012, were zero.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

At April 30, 2012, the Fund had outstanding short sales as listed on its SOI.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

28	HIGHBRIDGE FUNDS	APRIL 30, 2012

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. Currently, the annual rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. Currently, the annual rate is 1.10% of the Fund’s average daily net assets. The fee is contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following amounts (in thousands):

Front-end Sales Charge	CDSC
$2	$2

APRIL 30, 2012	HIGHBRIDGE FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The expense limitation agreements were in effect for the six months ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,587	$449	$1,158	$3,194

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2012 was approximately $75,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

30	HIGHBRIDGE FUNDS	APRIL 30, 2012

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$1,995,493	$2,219,567	$1,778,872	$1,980,278

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$895,344	$49,714	$26,854	$22,860

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2015	2017	2018	2019	Total
$16,330	$10,845	$27,569	$23,610	$78,354

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012. Average borrowings from the Facility for the six months ended April 30, 2012, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$16,285	5	$1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2012, the Fund pledged substantially all of its assets for securities sold short to Morgan Stanley & Co. Incorporated. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

APRIL 30, 2012	HIGHBRIDGE FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$1,000.70	$18.75	3.77%
Hypothetical	1,000.00	1,006.12	18.80	3.77
Class C
Actual	1,000.00	998.60	21.22	4.27
Hypothetical	1,000.00	1,003.63	21.27	4.27
Select Class
Actual	1,000.00	1,002.00	17.52	3.52
Hypothetical	1,000.00	1,007.36	17.57	3.52

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

32	HIGHBRIDGE FUNDS	APRIL 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-HSMN-412

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2012 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

(formerly JPMorgan Global Focus Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe,

Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

Developed Markets

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis seemingly caused concerns about systemic risk to abate, which helped fuel investors’ appetite for risk and sparked a rally in global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the MSCI World Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 7.54% gain, while U.S. stocks, as measured by the S&P 500 Index, finished the reporting period with a 12.77% gain. Although fears of systemic risk seemingly abated, Europe’s ongoing debt crisis caused international developed stocks to underperform U.S. stocks during the reporting period, as the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 2.44%.

Emerging Markets

Emerging markets stocks also underperformed U.S. stocks as investors worried that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China. The MSCI Emerging Markets Index (net of foreign withholding taxes) gained 3.94% for the six months ended April 30, 2012.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.70%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	3.94%

Net Assets as of 4/30/2012 (In Thousands)	$378,007

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in the consumer discretionary and energy sectors contributed to relative performance, while the Fund’s stock selection in the financials sector and underweight versus the Benchmark in the telecommunication services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Companhia Energetica de Minas Gerais (“Cemig”), Tata Motors Ltd. and Great Wall Motor Company Ltd. Shares of Cemig, a Brazilian integrated electric utility company, benefited from the company’s better-than-expected fourth quarter and fiscal 2011 results. Shares of Indian auto and truck manufacturer Tata Motors Ltd. increased due to the company’s strong sales, particularly from its Jaguar Land Rover luxury segment. Shares of Chinese auto maker Great Wall Motor Company Ltd. increased after the company reported better-than-expected first-quarter earnings.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in E Ink

Holdings, Inc. and Banco do Brasil S.A. Shares of E Ink Holdings, Inc., which provides TFT LCD panels for e-reader devices, declined after the company reported a quarterly loss due to excess inventory at one of its major clients, Amazon Inc. Shares of Brazilian bank Banco do Brasil S.A. declined on concerns about the impact that increasing loan defaults would have on the company’s earnings. In addition, the Fund did not own shares of Tencent Holdings Ltd., a Chinese online social media company, which hurt the Fund’s relative performance. The stock was included in the Benchmark and benefited from strong subscriber growth during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking attractively priced countries, sectors and stocks with positive catalysts. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the financials sector.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.1%
2.	Vale S.A., ADR (Brazil)	3.1
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.0
4.	China Construction Bank Corp., Class H (China)	2.3
5.	Hyundai Motor Co. (South Korea)	2.2
6.	CNOOC Ltd. (China)	2.2
7.	Industrial & Commercial Bank of China, Class H (China)	2.1
8.	PetroChina Co., Ltd., Class H (China)	2.0
9.	Lukoil OAO, ADR (Russia)	1.9
10.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
China	20.9%
Brazil	18.8
South Korea	15.6
South Africa	8.5
Taiwan	7.0
Russia	6.0
India	5.2
Thailand	5.2
Turkey	3.1
Hong Kong	2.8
Poland	1.2
United Arab Emirates	1.2
Others (each less than 1.0%)	3.3
Short-Term Investment	1.2

*	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		8.59%	(12.67)%	23.85%	(0.54)%
With Sales Charge**		2.90	(17.25)	21.65	(1.81)
CLASS C SHARES	2/28/08
Without CDSC		8.26	(13.14)	23.22	(1.04)
With CDSC***		7.26	(14.14)	23.22	(1.04)
CLASS R5 SHARES	2/28/08	8.73	(12.31)	24.38	(0.11)
SELECT CLASS SHARES	2/28/08	8.70	(12.43)	24.12	(0.29)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.58%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	3.94%

Net Assets as of 4/30/2012 (In Thousands)	$2,308,301

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection and overweight versus the Benchmark in the information technology sector and stock selection in the financials sector contributed to relative performance. The Fund’s stock selection and overweight versus the Benchmark in the consumer discretionary sector and stock selection and underweight versus the Benchmark in the telecommunications services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Cielo S.A. and Grupo Financiero Banorte S.A.B. de C.V. Shares of communications equipment provider Samsung Electronics Co., Ltd. benefited from the company’s strong first-quarter earnings, which were bolstered by robust sales for its smart phones. Shares of Brazilian credit and debit card-payment processor Cielo S.A. increased after the company’s better-than-expected first-quarter earnings. Shares of Mexican bank Grupo Financiero Banorte S.A.B. de C.V. benefited from the company’s strong first-quarter earnings, which were boosted by robust growth in bank deposits and loans.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Bharti Airtel Ltd., Infosys Ltd., ADR and Housing Development Finance Corp., Ltd. Shares of Indian telecommunication provider Bharti Airtel Ltd. declined amid concerns about increasing market competition in India’s telecommunications industry. Shares of Infosys Ltd., ADR decreased after the Indian software and programming company reported disappointing fiscal year-end earnings. Shares of Housing Development Finance Corp., an Indian company that focuses on providing loans for home purchases, declined due to concerns that higher interest rates in attempt to curb inflation would have a negative impact on demand for loans.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	6.2%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.1
3.	Vale S.A., ADR (Brazil)	3.5
4.	Housing Development Finance Corp., Ltd. (India)	3.5
5.	China Mobile Ltd. (Hong Kong)	3.4
6.	Cia de Bebidas das Americas, ADR (Brazil)	3.1
7.	CNOOC Ltd. (China)	3.0
8.	Petroleo Brasileiro S.A., ADR (Brazil)	2.8
9.	Hyundai Motor Co. (South Korea)	2.7
10.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	17.8%
China	14.3
South Korea	12.8
Hong Kong	9.5
India	8.9
South Africa	8.6
Taiwan	6.9
Indonesia	3.8
Mexico	3.7
Turkey	2.8
Russia	2.4
Chile	2.1
Luxembourg	1.7
United Kingdom	1.0
Others (each less than 1.0%)	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		5.36%	(10.33)%	2.95%	13.44%
With Sales Charge**		(0.18)	(15.03)	1.85	12.83
CLASS B SHARES	9/28/01
Without CDSC		5.10	(10.78)	2.45	13.04
With CDSC***		0.10	(15.78)	2.09	13.04
CLASS C SHARES	2/28/06
Without CDSC		5.08	(10.81)	2.44	12.92
With CDSC****		4.08	(11.81)	2.44	12.92
INSTITUTIONAL CLASS SHARES	11/15/93	5.58	(10.00)	3.38	13.98
SELECT CLASS SHARES	9/10/01	5.53	(10.12)	3.21	13.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Global Equity Income Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.32%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	7.54%

Net Assets as of 4/30/2012 (In Thousands)	$27,717

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection and overweight versus the Benchmark in the consumer non-durable sector and stock selection in the insurance sector detracted from relative performance. The Fund’s stock selection and underweight versus the Benchmark in the basic industries sector and stock selection in the banks and finance sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in QBE Insurance Group Ltd., Nippon Telegraph & Telephone Corp. and Canon, Inc. Shares of Australian insurance company QBE Insurance Group Ltd. declined after a series of natural disasters resulted in significantly higher insurance claims, prompting management to issue a profit warning and cut the dividend. Shares of Canon, Inc. underperformed as the company faced supply disruptions stemming from natural disasters, sluggish global growth and the impact of a strong yen. Shares of Nippon Telegraph & Telephone Corp. seemingly fell victim to profit taking as investors sold the stock following a period of relatively strong performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Telecom Corp. of New Zealand Ltd., Wells Fargo & Co. and

UPM-Kymmene OYJ. Shares of Telecom Corp. of New Zealand Ltd., a communications services company, rose as the company reported an increase in adjusted after-tax profits for the fiscal first half ending December 2011 and announced plans to return capital to shareholders following the spin off of its Chorus network unit. Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of UPM-Kymmene OYJ, a Finnish paper company, gained on stronger-than-expected first-quarter earnings and signs of stabilization within the industry.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.9%
2.	Merck & Co., Inc.	2.5
3.	British American Tobacco plc (United Kingdom)	2.5
4.	Roche Holding AG (Switzerland)	2.5
5.	Royal Dutch Shell plc, Class A (Netherlands)	2.4
6.	Schneider Electric S.A. (France)	2.4
7.	Telecom Corp. of New Zealand Ltd. (New Zealand)	2.2
8.	Pfizer, Inc.	2.2
9.	Verizon Communications, Inc.	2.1
10.	Vodafone Group plc (United Kingdom)	2.1

PORTFOLIO COMPOSITION BY COUNTRY*
United States	28.8%
United Kingdom	11.3
France	10.0
Japan	8.6
Germany	7.9
Switzerland	5.5
Netherlands	5.3
Australia	4.8
New Zealand	2.2
Sweden	2.0
Hong Kong	1.9
Italy	1.7
Finland	1.6
China	1.4
Singapore	1.2
South Korea	1.1
South Africa	1.0
Others (each less than 1.0%)	0.7
Short-Term Investment	3.0

*	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		5.22%	(7.45)%	(3.51)%
With Sales Charge**		(0.30)	(12.32)	(7.86)
CLASS C SHARES	2/28/11
Without CDSC		4.95	(7.94)	(4.03)
With CDSC***		3.95	(8.94)	(4.03)
CLASS R2 SHARES	2/28/11	5.12	(7.72)	(3.77)
CLASS R5 SHARES	2/28/11	5.47	(7.06)	(3.08)
SELECT CLASS SHARES	2/28/11	5.32	(7.28)	(3.28)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Large-Cap Value Funds Average, from February 28, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses incurred by the Fund. The performance of the Lipper Global Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.21%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	7.54%

Net Assets as of 4/30/2012 (In Thousands)	$4,729

INVESTMENT OBJECTIVE**

The JPMorgan Global Opportunities Fund (the “Fund”), previously known as the JPMorgan Global Focus Fund**, seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in the banks and finance and basic industries sectors contributed to relative performance. The Fund’s stock selection in the energy and telecommunications sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Wells Fargo & Co., Samsung Electronics Co., Ltd. and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of EADS, a manufacturer of commercial and defense aircraft, benefited from strong orders and the company’s better-than-expected 2011 results.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Oracle Corp., KDDI Corp. and Kinross Gold Corp. Shares of Oracle Corp., a software maker, declined after the company reported lower-than-expected fiscal second-quarter sales and net profit. Shares of Japanese telecommunications company KDDI Corp. declined due to concerns about increasing market competition. Shares of Kinross Gold Corp. declined after the Canadian gold miner took a large goodwill write-down on its Tasiast mine in Africa and announced that it would delay development of its projects in Ecuador and Chile.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed to be the most attractive investment opportunities within each sector. The Fund’s portfolio managers sought stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.7%
2.	Wells Fargo & Co.	2.2
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.1
4.	Vodafone Group plc (United Kingdom)	2.0
5.	Microsoft Corp.	1.8
6.	British American Tobacco plc (United Kingdom)	1.6
7.	Japan Tobacco, Inc. (Japan)	1.6
8.	GlaxoSmithKline plc (United Kingdom)	1.5
9.	Schlumberger Ltd.	1.4
10.	BG Group plc (United Kingdom)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	46.8%
United Kingdom	12.3
Japan	8.5
Switzerland	5.2
Germany	5.1
Netherlands	4.5
France	3.5
Ireland	3.3
Hong Kong	1.7
South Korea	1.4
Belgium	1.0
China	1.0
Others (each less than 1.0%)	5.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund changed its investment strategy and lowered its advisory fee and expense cap.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		9.10%	(11.52)%	(1.21)%	(0.41)%
With Sales Charge**		3.35	(16.17)	(2.26)	(1.46)
CLASS C SHARES	3/30/07
Without CDSC		8.83	(11.93)	(1.70)	(0.91)
With CDSC***		7.83	(12.93)	(1.70)	(0.91)
CLASS R2 SHARES	11/1/11	8.98	(11.62)	(1.23)	(0.43)
CLASS R5 SHARES	3/30/07	9.31	(11.10)	(0.76)	0.04
CLASS R6 SHARES	11/1/11	9.32	(11.09)	(0.76)	0.04
SELECT CLASS SHARES	3/30/07	9.21	(11.26)	(0.95)	(0.16)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

Effective November 1, 2011, the Fund’s investment strategies changed and performance would have been different if the Fund was managed using its current strategies.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Opportunities Fund, the MSCI World Index and the Lipper Global Multi-Cap Core Index from March 30, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.27%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.44%

Net Assets as of 4/30/2012 (In Thousands)	$862,896

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection, most notably in the information technology sector, contributed to the Fund’s relative performance. The Fund’s stock selection in the financials sector detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Samsung Electronics Co., Ltd., WPP plc and Anheuser-Busch InBev N.V. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of U.K. advertising company WPP plc advanced due to the company’s better-than-expected 2011 results and expectations of further revenue growth in 2012. Shares of Anheuser-Busch InBev N.V. increased after the beverages company reported strong revenue, boosted by growth in its North American and Brazil operations.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Tesco plc, ING Groep N.V. and Societe Generale. Shares of U.K. grocery store operator Tesco plc declined as competitive pressures and a challenging domestic economic environment prompted the company to issue a warning about declining profits. Shares of Dutch bank and insurance company ING Groep N.V. and French bank Societe Generale declined amid concerns about the European sovereign debt crisis and a more stringent regulatory environment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.1%
2.	BG Group plc (United Kingdom)	2.3
3.	Standard Chartered plc (United Kingdom)	2.2
4.	Nestle S.A. (Switzerland)	2.2
5.	Vodafone Group plc (United Kingdom)	2.2
6.	BHP Billiton Ltd. (Australia)	2.2
7.	HSBC Holdings plc (United Kingdom)	2.1
8.	Total S.A. (France)	1.9
9.	Anheuser-Busch InBev N.V. (Belgium)	1.7
10.	Roche Holding AG (Switzerland)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.1%
Japan	15.0
France	12.7
Switzerland	10.9
Germany	9.1
China	4.1
Netherlands	4.0
Australia	2.8
Hong Kong	2.5
Belgium	1.7
Ireland	1.3
South Korea	1.2
Spain	1.2
Taiwan	1.1
Sweden	1.1
Israel	1.0
Others (each less than 1.0%)	1.2
Short-Term Investment	5.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		6.16%	(9.73)%	(2.80)%	5.01%
With Sales Charge**		0.58	(14.46)	(3.85)	4.45
CLASS B SHARES	2/28/02
Without CDSC		5.91	(10.17)	(3.32)	4.55
With CDSC***		0.91	(15.17)	(3.78)	4.55
CLASS C SHARES	1/31/03
Without CDSC		5.91	(10.19)	(3.31)	4.45
With CDSC****		4.91	(11.19)	(3.31)	4.45
CLASS R2 SHARES	11/3/08	6.06	(9.95)	(2.99)	4.91
CLASS R5 SHARES	5/15/06	6.44	(9.35)	(2.38)	5.44
CLASS R6 SHARES	11/30/10	6.45	(9.25)	(2.36)	5.45
SELECT CLASS SHARES	1/1/97	6.27	(9.52)	(2.56)	5.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to its inception date were based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.18%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index (net of foreign withholding taxes)(the “Benchmark”).	0.41%

Net Assets as of 4/30/2012 (In Thousands)	$595,536

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the six months ended April 30, 2012. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative outperformance as emerging markets stocks outperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization. The Fund’s emerging markets exposure at the end of the reporting period was approximately 9.3%.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	1.5%
2.	ENI S.p.A. (Italy)	1.4
3.	Toyota Motor Corp. (Japan)	1.2
4.	Siemens AG (Germany)	1.1
5.	BASF SE (Germany)	1.1
6.	Anheuser-Busch InBev N.V. (Belgium)	1.1
7.	Total S.A. (France)	1.0
8.	SAP AG (Germany)	0.9
9.	Telefonica S.A. (Spain)	0.9
10.	Bayer AG (Germany)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.3%
Germany	12.5
United Kingdom	8.6
France	8.4
Italy	5.7
Australia	5.0
Netherlands	4.0
Spain	3.8
Switzerland	2.8
United States	2.1
Belgium	2.0
Sweden	1.9
Norway	1.4
Denmark	1.3
Austria	1.1
Hong Kong	1.0
Others (each less than 1.0%)	14.3
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		2.05%	(17.43)%	(5.75)%	5.14%
With Sales Charge**		(3.29)	(21.75)	(6.76)	4.58
CLASS B SHARES	1/14/94
Without CDSC		1.74	(17.98)	(6.43)	4.54
With CDSC***		(3.26)	(22.98)	(6.96)	4.54
CLASS C SHARES	11/4/97
Without CDSC		1.68	(17.98)	(6.43)	4.39
With CDSC****		0.68	(18.98)	(6.43)	4.39
CLASS R2 SHARES	11/3/08	1.98	(17.61)	(5.99)	4.88
SELECT CLASS SHARES	10/28/92	2.18	(17.20)	(5.52)	5.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from April 30, 2002 to April 30, 2012 and Lipper International Large-Cap Value Funds Index from September 30, 2007 (inception of the index) to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index are based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	7.03%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.44%

Net Assets as of 4/30/2012 (In Thousands)	$630,895

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection, most notably in the transportation services and consumer cyclicals sector, contributed to the Fund’s relative performance. The Fund’s stock selection in the autos sector detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Intercontinental Hotels Group plc and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of hotel operator Intercontinental Hotels Group plc benefited as the company’s 2011 operating earnings increased, helped by growth in the U.S. and China. Shares of EADS, a manufacturer of commercial and defense aircraft, benefited from strong orders and the company’s better-than-expected 2011 results.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Nippon Sheet Glass Co., Ltd., Koninklijke KPN N.V. and Banco Santander S.A. Shares of Japanese glass maker Nippon Sheet Glass Co., Ltd. declined as the slowdown in European auto and construction activity, increased competition from Chinese manufacturers and the resignation of the company’s U.S. head of operations weighed on the stock. Shares of Koninklijke KPN N.V., a Netherlands-based telecommunications company, declined after the company issued disappointing earnings and free cash flow guidance. Shares of Spanish bank Banco Santander S.A. declined on concerns about the European sovereign debt crisis and the deteriorating economic and real estate conditions in Spain.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.0%
2.	HSBC Holdings plc (United Kingdom)	2.7
3.	Vodafone Group plc (United Kingdom)	2.6
4.	BG Group plc (United Kingdom)	2.6
5.	Rio Tinto plc (United Kingdom)	2.4
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	Unilever N.V., CVA (Netherlands)	2.2
8.	British American Tobacco plc (United Kingdom)	2.1
9.	Samsung Electronics Co., Ltd. (South Korea)	2.0
10.	Bayer AG (Germany)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.3%
Japan	17.9
Germany	10.0
Netherlands	8.9
Switzerland	5.6
France	4.1
Hong Kong	3.2
Ireland	2.6
Australia	2.1
South Korea	2.0
Denmark	1.9
Sweden	1.7
Spain	1.7
China	1.4
Belgium	1.3
Canada	1.2
Finland	1.2
Italy	1.2
Others (each less than 1.0%)	2.9
Short-Term Investment	3.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		6.77%	(11.33)%	(4.08)%	4.90%
With Sales Charge**		1.21	(15.98)	(5.11)	4.34
CLASS B SHARES	9/10/01
Without CDSC		6.55	(11.79)	(4.56)	4.48
With CDSC***		1.55	(16.79)	(5.05)	4.48
CLASS C SHARES	7/31/07
Without CDSC		6.55	(11.77)	(4.55)	4.37
With CDSC****		5.55	(12.77)	(4.55)	4.37
CLASS R6 SHARES	11/30/10	7.08	(10.95)	(3.64)	5.55
INSTITUTIONAL CLASS SHARES	2/26/97	7.03	(10.99)	(3.66)	5.53
SELECT CLASS SHARES	9/10/01	6.94	(11.12)	(3.85)	5.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.73%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	0.10%

Net Assets as of 4/30/2012 (In Thousands)	$2,092,974

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in the telecommunication sector and stock selection and overweight versus the Benchmark in the transportation services and consumer cyclicals sector contributed to relative performance. The Fund’s stock selection in the basic industries sector and underweight versus the Benchmark in the property sector detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd. and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of EADS, a manufacturer of commercial and defense aircraft, benefited from strong orders and the company’s better-than-expected 2011 results.

Not owning shares of Nokia Corp., which was held by the Benchmark, also contributed to the Fund’s relative performance.

Shares of the Finnish communications equipment provider declined as the company continued to lose market share, particularly in the high-end segment of the market.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Repsol YPF S.A. (“Repsol”), Banco Bilbao Vizcaya Argentaria S.A. and BNP Paribas. Shares of Spanish oil company Repsol declined after the Argentinean government seized control of Repsol’s affiliate YPF, which operates in Argentina. Shares of Spanish bank Banco Bilbao Vizcaya Argentaria S.A. and French bank BNP Paribas declined on concerns about the European sovereign debt crisis and a more stringent regulatory environment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the U.S.-dollar denominated Benchmark.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vodafone Group plc (United Kingdom)	3.7%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.4
3.	HSBC Holdings plc (United Kingdom)	2.7
4.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.5
5.	ENI S.p.A. (Italy)	2.4
6.	Australia & New Zealand Banking Group Ltd. (Australia)	2.3
7.	Bayer AG (Germany)	2.1
8.	BP plc (United Kingdom)	2.0
9.	Allianz SE (Germany)	2.0
10.	Prudential plc (United Kingdom)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.3%
United Kingdom	20.9
Germany	10.1
France	8.2
Netherlands	6.4
Italy	4.4
Switzerland	4.0
Sweden	3.4
Australia	2.3
South Korea	2.3
China	2.1
Spain	1.7
Hong Kong	1.5
Finland	1.4
Belgium	1.2
Others (each less than 1.0%)	5.1
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		3.52%	(14.84)%	(5.20)%	6.26%
With Sales Charge**		(1.93)	(19.30)	(6.21)	5.69
CLASS B SHARES	9/28/01
Without CDSC		3.27	(15.25)	(5.68)	5.84
With CDSC***		(1.73)	(20.25)	(6.19)	5.84
CLASS C SHARES	7/11/06
Without CDSC		3.25	(15.26)	(5.67)	5.73
With CDSC****		2.25	(16.26)	(5.67)	5.73
CLASS R2 SHARES	11/3/08	3.40	(15.08)	(5.37)	6.16
CLASS R6 SHARES	11/30/10	3.75	(14.44)	(4.78)	6.74
INSTITUTIONAL CLASS SHARES	11/4/93	3.73	(14.54)	(4.81)	6.72
SELECT CLASS SHARES	9/10/01	3.68	(14.60)	(4.96)	6.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average

from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	4.59%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.44%

Net Assets as of 4/30/2012 (In Thousands)	$304,142

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the consumer discretionary and information technology sectors were the largest contributors to the Fund’s relative performance, while investments in the financials sector and an underweight in the industrials sectors were the largest detractors from relative performance.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held an average of approximately 214 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Mulberry Group plc and Spectris plc. Shares of U.K. luxury retailer Mulberry Group plc benefited as the market for luxury goods continued to expand, fueled by rapid economic growth in emerging markets. Shares of Spectris plc, which makes elec-

tronic instruments and controls, benefited after the company reported an increase in first-quarter sales. In addition, the Fund did not own shares of Telefonica S.A., a Spanish communications services company, which contributed to the Fund’s relative performance. The stock declined amid concerns about the challenging economic environment in Spain.

While their overall impact to the Fund’s return was relatively small, individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Italian bank Intesa Sanpaolo S.p.A. and French bank BNP Paribas. These stocks were weighed down by concerns about the ongoing European sovereign debt crisis and more stringent capital requirements. The Fund’s overweight position versus the Benchmark in Focus Media Holding Ltd., ADR also detracted from relative performance as shares of the Chinese media company declined amid investors’ concerns about the size of its advertising network.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.3%
2.	Nestle S.A. (Switzerland)	2.1
3.	Vodafone Group plc (United Kingdom)	1.8
4.	BHP Billiton Ltd. (Australia)	1.6
5.	Rio Tinto plc (United Kingdom)	1.5
6.	HSBC Holdings plc (United Kingdom)	1.5
7.	Roche Holding AG (Switzerland)	1.4
8.	Sanofi (France)	1.4
9.	GlaxoSmithKline plc (United Kingdom)	1.4
10.	British American Tobacco plc (United Kingdom)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.1%
Japan	17.1
Germany	9.4
France	9.2
Switzerland	8.6
Netherlands	4.5
Australia	4.4
Hong Kong	2.6
China	2.3
Italy	2.3
Ireland	1.6
Spain	1.6
Belgium	1.5
Brazil	1.1
Denmark	1.0
Finland	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.31%	(14.27)%	(5.65)%	3.88%
With Sales Charge**		(1.17)	(18.76)	(6.66)	3.32
CLASS C SHARES	2/28/06
Without CDSC		4.06	(14.66)	(6.12)	3.57
With CDSC***		3.06	(15.66)	(6.12)	3.57
CLASS R2 SHARES	11/3/08	4.17	(14.44)	(5.81)	3.79
INSTITUTIONAL CLASS SHARES	4/30/01	4.59	(13.79)	(5.18)	4.48
SELECT CLASS SHARES	2/28/06	4.48	(14.02)	(5.41)	4.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 91.8%
	Brazil — 14.0%
271	Banco do Brasil S.A. (m)	3,361
259	BRF-Brasil Foods S.A., ADR (m)	4,764
63	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	5,003
228	Cia Energetica de Minas Gerais, ADR (m)	5,631
172	Cielo S.A. (m)	5,169
149	Iochpe-Maxion S.A. (m)	2,578
399	MRV Engenharia e Participacoes S.A. (m)	2,334
170	Petroleo Brasileiro S.A., ADR (m)	4,009
156	Telefonica Brasil S.A., ADR (m)	4,449
147	Tim Participacoes S.A., ADR (m)	4,388
513	Vale S.A., ADR (m)	11,393

		53,079

	China — 20.3%
11,059	China Construction Bank Corp., Class H (m)	8,582
1,999	China Merchants Bank Co., Ltd., Class H (a) (m)	4,317
4,620	China Minsheng Banking Corp. Ltd., Class H (m)	4,780
2,982	China Shanshui Cement Group Ltd. (m)	2,403
1,112	China Shenhua Energy Co., Ltd., Class H (a) (m)	4,909
3,743	CNOOC Ltd. (m)	7,910
2,414	Dongfeng Motor Group Co., Ltd., Class H (m)	4,722
3,338	Dongyue Group (a) (m)	2,485
1,638	Great Wall Motor Co., Ltd., Class H (a) (m)	3,515
445	Hengan International Group Co., Ltd. (m)	4,702
11,425	Industrial & Commercial Bank of China, Class H (m)	7,591
5,156	Lenovo Group Ltd. (m)	4,931
4,968	PetroChina Co., Ltd., Class H (m)	7,411
635	Ping An Insurance Group Co. of China Ltd., Class H (m)	5,270
4,082	Soho China Ltd. (m)	3,164

		76,692

	Hong Kong — 2.7%
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (f) (i) (m)	—
66	China Mobile Ltd. (m)	730
67	Jardine Matheson Holdings Ltd. (m)	3,329
1,925	SJM Holdings Ltd. (m)	4,207
4,728	Skyworth Digital Holdings Ltd. (m)	1,925

		10,191

	India — 5.1%
415	Housing Development Finance Corp., Ltd. (m)	5,288
106	Infosys Ltd., ADR (m)	5,028
603	Oil & Natural Gas Corp., Ltd. (m)	3,086
197	Tata Motors Ltd., ADR (m)	5,858

		19,260

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.5%
3,743	Indofood Sukses Makmur Tbk PT (m)	1,967

	Kazakhstan — 0.7%
141	KazMunaiGas Exploration Production, Reg. S, GDR (m)	2,814

	Mexico — 0.5%
1,661	Compartamos S.A.B. de C.V. (m)	2,020

	Netherlands — 0.9%
338	VimpelCom Ltd., ADR (m)	3,439

	Poland — 1.2%
100	KGHM Polska Miedz S.A. (m)	4,426

	Russia — 5.9%
113	Lukoil OAO, ADR (m)	6,982
238	MMC Norilsk Nickel OJSC, ADR (m)	4,241
1,274	Sberbank of Russia (m)	4,076
177	Sberbank of Russia, ADR (m)	2,280
122	Tatneft, ADR (m)	4,513

		22,092

	South Africa — 8.3%
679	African Bank Investments Ltd. (m)	3,393
462	AVI Ltd. (m)	2,866
178	Exxaro Resources Ltd. (m)	4,732
215	Imperial Holdings Ltd. (m)	4,664
66	Kumba Iron Ore Ltd. (m)	4,654
134	Sasol Ltd. (m)	6,347
124	Tiger Brands Ltd. (m)	4,556

		31,212

	South Korea — 15.1%
12	CJ CheilJedang Corp. (m)	3,799
193	DGB Financial Group, Inc. (m)	2,250
71	Dongbu Insurance Co., Ltd. (m)	2,812
131	Hana Financial Group, Inc. (m)	4,458
35	Hyundai Motor Co. (m)	8,189
130	Kangwon Land, Inc. (m)	2,792
73	Kia Motors Corp. (m)	5,342
15	Samsung Electronics Co., Ltd. (m)	18,825
100	Samsung Heavy Industries Co., Ltd. (m)	3,652
206	SK Hynix, Inc. (a) (m)	5,077

		57,196

	Taiwan — 6.8%
1,112	E Ink Holdings, Inc. (m)	1,205
72	Hon Hai Precision Industry Co., Ltd. (m)	226
961	Hon Hai Precision Industry Co., Ltd., Reg. S., GDR (m)	5,814
804	Radiant Opto-Electronics Corp. (m)	3,354

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
709	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	11,040
2,833	Wistron Corp. (m)	4,226

		25,865

	Thailand — 5.1%
3,589	Charoen Pokphand Foods PCL, NVDR (m)	4,745
1,027	Kasikornbank PCL, NVDR (m)	5,442
1,850	PTT Global Chemical PCL (m)	4,133
430	PTT PCL (m)	4,893

		19,213

	Turkey — 3.0%
547	Arcelik A.S. (m)	2,401
165	Koza Altin Isletmeleri A.S. (m)	3,567
162	Tupras Turkiye Petrol Rafinerileri A.S. (m)	3,388
1,212	Turkiye Sise ve Cam Fabrikalari A.S. (m)	2,072

		11,428

	Ukraine — 0.5%
92	Kernel Holding S.A. (a) (m)	2,019

	United Arab Emirates — 1.2%
457	Dragon Oil plc (m)	4,363

	Total Common Stocks (Cost $336,119)	347,276

Preferred Stocks — 4.3%
	Brazil — 4.3%
280	Banco do Estado do Rio Grande do Sul (m)	2,414
158	Cia de Bebidas das Americas, ADR (m)	6,649
445	Itau Unibanco Holding S.A., ADR (m)	6,987
3	Telefonica Brasil S.A. (m)	99

	Total Preferred Stocks (Cost $15,670)	16,149

Short-Term Investment — 1.2%
	Investment Company — 1.2%
4,350	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $4,350)	4,350

	Total Investments — 97.3% (Cost $356,139)	367,775
	Other Assets in Excess of Liabilities — 2.7%	10,232

	NET ASSETS — 100.0%	$378,007

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	16.5%
Commercial Banks	15.4
Semiconductors & Semiconductor Equipment	10.4
Metals & Mining	9.0
Automobiles	7.5
Food Products	6.7
IT Services	2.8
Computers & Peripherals	2.5
Household Durables	2.4
Wireless Telecommunication Services	2.3
Insurance	2.2
Electronic Equipment, Instruments & Components	2.0
Hotels, Restaurants & Leisure	1.9
Beverages	1.8
Chemicals	1.8
Machinery	1.7
Electric Utilities	1.5
Thrifts & Mortgage Finance	1.4
Water Utilities	1.4
Personal Products	1.3
Distributors	1.3
Diversified Telecommunication Services	1.2
Others (each less than 1.0%)	3.8
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 88.9%
	Brazil — 9.2%
2,923	CCR S.A. (m)	22,661
1,706	Cielo S.A. (m)	51,257
3,869	OGX Petroleo e Gas Participacoes S.A. (a) (m)	27,014
2,910	Petroleo Brasileiro S.A., ADR (m)	64,482
1,358	Ultrapar Participacoes S.A. (m)	30,791
1,505	Weg S.A. (m)	15,898

		212,103

	Chile — 2.1%
582	Banco Santander Chile, ADR (m)	47,646

	China — 14.2%
7,665	Anhui Conch Cement Co., Ltd., Class H (a) (m)	25,498
55,972	China Construction Bank Corp., Class H (m)	43,437
15,326	China Merchants Bank Co., Ltd., Class H (a) (m)	33,092
33,028	CNOOC Ltd. (m)	69,793
731	New Oriental Education & Technology Group, ADR (a) (m)	19,529
6,220	Ping An Insurance Group Co. of China Ltd., Class H (m)	51,665
7,730	Tingyi Cayman Islands Holding Corp. (m)	20,539
5,268	Tsingtao Brewery Co., Ltd., Class H (m)	31,834
20,159	Want Want China Holdings Ltd. (m)	24,607
3,591	Wumart Stores, Inc., Class H (m)	8,264

		328,258

	Egypt — 0.4%
199	Orascom Construction Industries (m)	8,736

	Hong Kong — 9.5%
12,853	AIA Group Ltd. (m)	45,484
7,071	China Mobile Ltd. (m)	78,230
7,844	Hang Lung Properties Ltd. (m)	28,839
706	Jardine Matheson Holdings Ltd. (m)	34,941
15,016	Li & Fung Ltd. (m)	32,021

		219,515

	Hungary — 0.7%
945	OTP Bank plc (m)	16,567

	India — 8.8%
872	ACC Ltd. (m)	20,426
2,412	Ambuja Cements Ltd. (m)	6,879
5,300	Bharti Airtel Ltd. (m)	31,143
6,326	Housing Development Finance Corp., Ltd. (m)	80,637
173	Infosys Ltd. (m)	8,018
902	Infosys Ltd., ADR (m)	42,720
1,479	Jindal Steel & Power Ltd. (m)	14,129

		203,952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 3.8%
6,269	Astra International Tbk PT (m)	48,272
36,814	Bank Rakyat Indonesia Persero Tbk PT (m)	26,504
6,068	Unilever Indonesia Tbk PT (m)	13,089

		87,865

	Luxembourg — 1.7%
1,005	Tenaris S.A., ADR (m)	39,375

	Malaysia — 0.3%
400	British American Tobacco Malaysia Bhd (m)	7,328

	Mexico — 3.7%
8,450	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	40,751
15,299	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	43,750

		84,501

	Russia — 2.4%
358	Magnit OJSC, GDR (e) (m)	10,488
319	Magnit OJSC, Reg. S, GDR (m)	9,345
11,259	Sberbank of Russia (m)	36,023

		55,856

	South Africa — 8.6%
4,560	African Bank Investments Ltd. (m)	22,796
1,062	Bidvest Group Ltd. (m)	25,126
10,077	FirstRand Ltd. (m)	32,772
960	Impala Platinum Holdings Ltd. (m)	18,731
1,000	Massmart Holdings Ltd. (m)	21,517
2,273	MTN Group Ltd. (m)	39,749
1,404	Shoprite Holdings Ltd. (m)	24,277
340	Tiger Brands Ltd. (m)	12,463

		197,431

	South Korea — 12.8%
98	E-Mart Co., Ltd. (m)	23,159
186	Hyundai Mobis (m)	50,344
264	Hyundai Motor Co. (m)	62,340
53	POSCO (m)	17,410
116	Samsung Electronics Co., Ltd. (m)	141,820

		295,073

	Taiwan — 6.9%
9,367	Delta Electronics, Inc. (m)	27,668
5,196	Hon Hai Precision Industry Co., Ltd. (m)	16,337
2,195	President Chain Store Corp. (m)	11,731
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	10,399

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
5,996	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	93,411

		159,546

	Turkey — 2.8%
4,095	KOC Holding A.S. (m)	15,210
13,599	Turkiye Garanti Bankasi A.S. (a) (m)	50,067

		65,277

	United Kingdom — 1.0%
925	Standard Chartered plc (m)	22,622

	Total Common Stocks (Cost $1,706,186)	2,051,651

Preferred Stocks — 8.5%
	Brazil — 8.5%
1,718	Cia de Bebidas das Americas, ADR (m)	72,137
1,207	Itau Unibanco Holding S.A. (m)	18,936
1,571	Itau Unibanco Holding S.A., ADR (m)	24,649
3,745	Vale S.A., ADR (m)	81,003

	Total Preferred Stocks (Cost $148,624)	196,725

Short-Term Investment — 2.3%
	Investment Company — 2.3%
53,760	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $53,760)	53,760

	Total Investments — 99.7% (Cost $1,908,570)	2,302,136
	Other Assets in Excess of Liabilities — 0.3%	6,165

	NET ASSETS — 100.0%	$2,308,301

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.7%
Semiconductors & Semiconductor Equipment	10.7
Oil, Gas & Consumable Fuels	8.3
Food & Staples Retailing	6.6
Wireless Telecommunication Services	6.5
Metals & Mining	5.7
Automobiles	4.8
Beverages	4.5
IT Services	4.4
Insurance	4.2
Thrifts & Mortgage Finance	3.5
Industrial Conglomerates	3.3
Food Products	2.5
Diversified Financial Services	2.4
Construction Materials	2.3
Auto Components	2.2
Electronic Equipment, Instruments & Components	1.9
Energy Equipment & Services	1.7
Distributors	1.4
Real Estate Management & Development	1.3
Transportation Infrastructure	1.0
Others (each less than 1.0%)	2.8
Short-Term Investment	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.7%
		Australia — 4.8%
27		Amcor Ltd. (m)	214
20		Australia & New Zealand Banking Group Ltd. (m)	486
46		Transurban Group (m)	283
36		Westfield Group (m)	341

			1,324

		China — 1.4%
489		China Construction Bank Corp., Class H (m)	379

		Finland — 1.6%
34		UPM-Kymmene OYJ (m)	434

		France — 9.8%
9		Cie de St-Gobain (m)	380
11		GDF Suez (m)	260
4		Sanofi (m)	323
11		Schneider Electric S.A. (a) (m)	652
5		Sodexo (m)	384
8		Total S.A. (m)	389
2		Unibail-Rodamco SE (m)	333

			2,721

		Germany — 7.8%
4		Allianz SE (m)	395
5		BASF SE (m)	424
5		Bayerische Motoren Werke AG (m)	465
7		Deutsche Boerse AG (m)	432
20		E.ON AG (m)	452

			2,168

		Hong Kong — 1.9%
54		Hutchison Whampoa Ltd. (m)	517

		Italy — 1.7%
21		ENI S.p.A. (m)	464

		Japan — 8.4%
11		Canon, Inc. (m)	503
5		Daito Trust Construction Co., Ltd. (m)	450
—	(h)	Japan Tobacco, Inc. (m)	488
8		Nippon Telegraph & Telephone Corp. (m)	366
38		Sumitomo Corp. (m)	534

			2,341

		Netherlands — 5.2%
30		Koninklijke Ahold N.V. (m)	377
19		Royal Dutch Shell plc, Class A (m)	665
12		Unilever N.V., CVA (m)	400

			1,442

SHARES	SECURITY DESCRIPTION	VALUE($)

	New Zealand — 2.2%
281	Telecom Corp. of New Zealand Ltd. (m)	605

	Singapore — 1.2%
132	Singapore Telecommunications Ltd. (m)	332

	South Africa — 1.0%
5	African Bank Investments Ltd. (m)	24
15	MTN Group Ltd. (m)	264

		288

	South Korea — 1.1%
23	KT Corp., ADR (m)	294

	Sweden — 1.9%
14	Swedbank AB, Class A (m)	233
30	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	302

		535

	Switzerland — 5.4%
7	Nestle S.A. (m)	407
4	Roche Holding AG (m)	679
7	Swiss Re AG (a) (m)	427

		1,513

	Taiwan — 0.7%
67	Novatek Microelectronics Corp. (m)	202

	United Kingdom — 11.2%
13	British American Tobacco plc (m)	683
85	Centrica plc (m)	425
22	GlaxoSmithKline plc (m)	503
46	HSBC Holdings plc (m)	415
14	Pearson plc (m)	268
6	SABMiller plc (m)	239
203	Vodafone Group plc (m)	563

		3,096

	United States — 28.4%
1	Apple, Inc. (a) (m)	416
3	Chevron Corp. (m)	323
1	CME Group, Inc. (m)	345
4	ConocoPhillips (m)	270
10	E.I. du Pont de Nemours & Co. (m)	523
8	Emerson Electric Co. (m)	443
22	Masco Corp. (m)	292
8	Mattel, Inc. (m)	269
17	Merck & Co., Inc. (m)	684
14	Microsoft Corp. (m)	461
8	Paychex, Inc. (m)	240
26	Pfizer, Inc. (m)	595

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
6	PG&E Corp. (m)	270
10	Sysco Corp. (m)	286
21	Time Warner, Inc. (m)	788
5	UnitedHealth Group, Inc. (m)	276
14	Verizon Communications, Inc. (m)	576
15	Wells Fargo & Co. (m)	503
9	Williams Cos., Inc. (The) (m)	302

		7,862

	Total Common Stocks (Cost $24,811)	26,517

Short-Term Investment — 3.0%
	Investment Company — 3.0%
825	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $825)	825

	Total Investments — 98.7% (Cost $25,636)	27,342
	Other Assets in Excess of Liabilities — 1.3%	375

	NET ASSETS — 100.0%	$27,717

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.2%
Oil, Gas & Consumable Fuels	8.8
Diversified Telecommunication Services	7.9
Commercial Banks	7.4
Tobacco	4.3
Electrical Equipment	4.0
Media	3.9
Multi-Utilities	3.5
Chemicals	3.5
Wireless Telecommunication Services	3.0
Insurance	3.0
Food Products	3.0
Diversified Financial Services	2.9
Real Estate Investment Trusts (REITs)	2.5
Building Products	2.5
Food & Staples Retailing	2.4
Trading Companies & Distributors	2.0
Industrial Conglomerates	1.9
Office Electronics	1.8
Automobiles	1.7
Software	1.7
Electric Utilities	1.7
Real Estate Management & Development	1.6
Paper & Forest Products	1.6
Computers & Peripherals	1.5
Hotels, Restaurants & Leisure	1.4
Communications Equipment	1.1
Transportation Infrastructure	1.0
Health Care Providers & Services	1.0
Leisure Equipment & Products	1.0
Others (each less than 1.0%)	3.2
Short-Term Investment	3.0

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
203,265	AUD	Citibank, N.A.	06/20/12	$212	$211	$(1)
137,917	AUD	Credit Suisse International	06/20/12	144	143	(1)
1,323,793	CAD	Credit Suisse International	06/20/12	1,333	1,338	5
212,642	EUR	Credit Suisse International	06/20/12	281	282	1
160,000	EUR	Royal Bank of Scotland	06/20/12	210	212	2
135,501	EUR	State Street Corp.	06/20/12	178	179	1
82,132	EUR	Union Bank of Switzerland AG	06/20/12	108	109	1
152,050	EUR	Westpac Banking Corp.	06/20/12	199	201	2
7,258,820	JPY	HSBC Bank, N.A.	06/20/12	88	91	3
523,427	NOK	Royal Bank of Canada	06/20/12	92	91	(1)
				$2,845	$2,857	$12

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
180,826	AUD	BNP Paribas	06/20/12	$188	$188	$— (h)
209,094	AUD	Citibank, N.A.	06/20/12	213	216	(3)
125,500	AUD	Goldman Sachs International	06/20/12	130	130	— (h)
119,390	AUD	Westpac Banking Corp.	06/20/12	123	124	(1)
425,031	CHF	Credit Suisse International	06/20/12	463	469	(6)
121,906	EUR	BNP Paribas	06/20/12	162	161	1
2,652,467	EUR	HSBC Bank, N.A.	06/20/12	3,481	3,512	(31)
88,238	EUR	Morgan Stanley	06/20/12	116	117	(1)
219,345	EUR	Royal Bank of Canada	06/20/12	289	290	(1)
278,766	EUR	State Street Corp.	06/20/12	366	369	(3)
101,405	GBP	BNP Paribas	06/20/12	162	164	(2)
498,101	GBP	HSBC Bank, N.A.	06/20/12	779	808	(29)
1,270,634	HKD	HSBC Bank, N.A.	06/20/12	164	164	— (h)
5,450,000	JPY	Goldman Sachs International	06/20/12	66	68	(2)
134,058	NZD	Morgan Stanley	06/20/12	110	110	— (h)
541,526	NZD	Royal Bank of Canada	06/20/12	442	441	1
1,357,387	SEK	Royal Bank of Canada	06/20/12	199	202	(3)
140,678	SGD	Royal Bank of Canada	06/20/12	112	114	(2)
				$7,565	$7,647	$(82)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
		Belgium — 1.0%
—	(h)	Solvay S.A. (m)	47

		Bermuda — 0.4%
—	(h)	Everest Re Group Ltd. (m)	20

		Canada — 0.8%
2		First Quantum Minerals Ltd. (m)	39

		China — 1.0%
9		China Merchants Bank Co., Ltd., Class H (a) (m)	20
3		Hengan International Group Co., Ltd. (m)	26

			46

		Denmark — 0.5%
—	(h)	Carlsberg A/S, Class B (m)	26

		Finland — 0.8%
3		Stora Enso OYJ, Class R (m)	18
2		UPM-Kymmene OYJ (m)	21

			39

		France — 3.4%
1		GDF Suez (m)	31
1		Schneider Electric S.A. (m)	54
1		Sodexo (m)	60
1		Suez Environnement Co. (m)	16

			161

		Germany — 4.1%
—	(h)	Allianz SE (m)	40
1		BASF SE (m)	42
1		Bayer AG (m)	46
—	(h)	Bayerische Motoren Werke AG (m)	33
1		E.ON AG (m)	30

			191

		Hong Kong — 1.6%
18		Belle International Holdings Ltd. (m)	35
14		China Overseas Land & Investment Ltd. (m)	30
1		Sun Hung Kai Properties Ltd. (m)	12

			77

		Ireland — 3.3%
1		Covidien plc (m)	55
3		Experian plc (m)	55
1		Shire plc (m)	44

			154

		Israel — 0.8%
1		Teva Pharmaceutical Industries Ltd., ADR (m)	37

SHARES		SECURITY DESCRIPTION	VALUE($)

		Italy — 0.8%
8		Snam S.p.A. (m)	36

		Japan — 8.4%
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	27
6		Hitachi Ltd. (m)	38
—	(h)	Japan Tobacco, Inc. (m)	72
5		JX Holdings, Inc. (m)	29
—	(h)	KDDI Corp. (m)	20
5		Marubeni Corp. (m)	35
6		Mitsubishi Electric Corp. (m)	53
7		Mitsubishi Heavy Industries Ltd. (m)	32
5		Nissan Motor Co., Ltd. (m)	55
—	(h)	ORIX Corp. (m)	34

			395

		Netherlands — 4.4%
1		European Aeronautic Defence and Space Co., N.V. (m)	50
3		Royal Dutch Shell plc, Class A (m)	97
2		Unilever N.V., CVA (m)	61

			208

		South Korea — 1.3%
—	(h)	Samsung Electronics Co., Ltd. (m)	64

		Sweden — 0.7%
4		Telefonaktiebolaget LM Ericsson, Class B (a) (m)	35

		Switzerland — 5.1%
1		ACE Ltd. (m)	58
1		Cie Financiere Richemont S.A., Class A (m)	43
1		Nestle S.A. (m)	58
—	(h)	Roche Holding AG (m)	48
1		Tyco International Ltd. (m)	36

			243

		Taiwan — 0.8%
12		Hon Hai Precision Industry Co., Ltd. (m)	37

		United Kingdom — 12.1%
3		BG Group plc (m)	64
1		British American Tobacco plc (m)	74
5		BT Group plc (m)	18
8		Centrica plc (m)	41
3		GlaxoSmithKline plc (m)	68
2		InterContinental Hotels Group plc (m)	38
3		Prudential plc (m)	35
1		Rio Tinto plc (m)	57
1		SABMiller plc (m)	38
2		Standard Chartered plc (m)	44

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United Kingdom — Continued
34		Vodafone Group plc (m)	94

			571

		United States — 45.4%
1		Altera Corp. (m)	34
—	(h)	Amazon.com, Inc. (a) (m)	42
1		American Express Co. (m)	47
—	(h)	Apple, Inc. (a) (m)	127
—	(h)	AutoZone, Inc. (a) (m)	48
—	(h)	Biogen Idec, Inc. (a) (m)	44
1		Capital One Financial Corp. (m)	52
1		Carnival Corp. (m)	36
1		CBS Corp. (Non-Voting), Class B (m)	46
1		Celgene Corp. (a) (m)	40
—	(h)	Chevron Corp. (m)	47
2		Cisco Systems, Inc. (m)	44
2		Citigroup, Inc. (m)	64
—	(h)	Cognizant Technology Solutions Corp., Class A (a) (m)	35
1		Comcast Corp., Class A (m)	40
—	(h)	CVS Caremark Corp. (m)	12
1		E.I. du Pont de Nemours & Co. (m)	47
1		EMC Corp. (a) (m)	32
1		Fluor Corp. (m)	52
—	(h)	Humana, Inc. (m)	31
1		Johnson Controls, Inc. (m)	44
1		Lam Research Corp. (a) (m)	26
—	(h)	LinkedIn Corp., Class A (a) (m)	28
1		Merck & Co., Inc. (m)	57
1		MetLife, Inc. (m)	33
3		Microsoft Corp. (m)	82
—	(h)	NIKE, Inc., Class B (m)	30
1		Occidental Petroleum Corp. (m)	61
2		Oracle Corp. (m)	62
1		PACCAR, Inc. (m)	25
1		Peabody Energy Corp. (m)	33
1		PG&E Corp. (m)	28

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
—	(h)	QUALCOMM, Inc. (m)	18
—	(h)	Range Resources Corp. (m)	27
1		Schlumberger Ltd. (m)	67
1		SunTrust Banks, Inc. (m)	32
—	(h)	Target Corp. (m)	28
2		TD Ameritrade Holding Corp. (m)	37
1		Tiffany & Co. (m)	35
1		Time Warner, Inc. (m)	50
1		TJX Cos., Inc. (m)	30
1		Union Pacific Corp. (m)	61
1		United Technologies Corp. (m)	58
1		UnitedHealth Group, Inc. (m)	64
—	(h)	V.F. Corp. (m)	53
1		Vertex Pharmaceuticals, Inc. (a) (m)	22
3		Wells Fargo & Co. (m)	103
1		Williams Cos., Inc. (The) (m)	31

			2,145

		Total Common Stocks (Cost $4,065)	4,571

Preferred Stock — 0.9%
		Germany — 0.9%
—	(h)	Volkswagen AG (m) (Cost $40)	45

Short-Term Investment — 0.5%
		Investment Company — 0.5%
25		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $25)	25

		Total Investments — 98.1% (Cost $4,130)	4,641
		Other Assets in Excess of Liabilities — 1.9%	88

		NET ASSETS — 100.0%	$4,729

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	6.4
Insurance	4.6
Commercial Banks	4.3
Computers & Peripherals	3.4
Specialty Retail	3.2
Tobacco	3.1
Software	3.1
Media	3.0
Chemicals	2.9
Hotels, Restaurants & Leisure	2.9
Automobiles	2.9
Textiles, Apparel & Luxury Goods	2.7
Semiconductors & Semiconductor Equipment	2.7
Food Products	2.6
Multi-Utilities	2.5
Wireless Telecommunication Services	2.4

INDUSTRY	PERCENTAGE
Aerospace & Defense	2.3%
Biotechnology	2.3
Electrical Equipment	2.3
Consumer Finance	2.1
Diversified Financial Services	2.1
Communications Equipment	2.1
Metals & Mining	2.0
Health Care Providers & Services	2.0
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	1.4
Beverages	1.4
Road & Rail	1.3
Machinery	1.2
Health Care Equipment & Supplies	1.2
Professional Services	1.2
Construction & Engineering	1.1
Others (each less than 1.0%)	11.3

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
17,160	CHF
14,294	for EUR	Royal Bank of Canada	06/13/12	$19	#	$19	#	$—	(h)
19,418	AUD	Barclays Bank plc	06/13/12	20		20		—	(h)
145,854	AUD	Credit Suisse International	06/13/12	152		151		(1)
176,609	CAD	Credit Suisse International	06/13/12	175		178		3
21,606	CAD	Westpac Banking Corp.	06/13/12	22		22		—	(h)
30,675	CHF	Westpac Banking Corp.	06/13/12	34		34		—	(h)
20,509	EUR	Barclays Bank plc	06/13/12	27		27		—	(h)
17,542	EUR	BNP Paribas	06/13/12	24		24		—	(h)
22,057	EUR	Westpac Banking Corp.	06/13/12	29		29		—	(h)
18,268	GBP	Westpac Banking Corp.	06/13/12	30		30		—	(h)
1,549,905	JPY	BNP Paribas	06/13/12	19		19		—	(h)
4,032,405	JPY	Credit Suisse International	06/13/12	50		51		1
97,821	NOK	Credit Suisse International	06/13/12	17		17		—	(h)
149,120	SEK	Credit Suisse International	06/13/12	22		22		—	(h)
43,461	SGD	Deutsche Bank AG	06/13/12	34		35		1
				$674		$678		$4

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
45,441	CHF	Union Bank of Switzerland AG	06/13/12	$49	$50	$(1)
17,301	EUR	Barclays Bank plc	06/13/12	23	23	— (h)
174,763	EUR	Union Bank of Switzerland AG	06/13/12	229	231	(2)
152,254	GBP	Union Bank of Switzerland AG	06/13/12	240	247	(7)
356,808	HKD	Deutsche Bank AG	06/13/12	46	46	— (h)
1,505,041	JPY	State Street Corp.	06/13/12	19	19	— (h)
2,924,461	JPY	Westpac Banking Corp.	06/13/12	36	37	(1)
				$642	$653	$(11)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.8%
	Australia — 2.8%
501	BHP Billiton Ltd. (m)	18,574
87	Rio Tinto Ltd. (m)	5,944

		24,518

	Belgium — 1.7%
201	Anheuser-Busch InBev N.V. (m)	14,509

	China — 4.1%
11,918	China Construction Bank Corp., Class H (m)	9,249
3,697	CNOOC Ltd. (m)	7,812
13,274	Industrial & Commercial Bank of China, Class H (m)	8,819
718	Ping An Insurance Group Co. of China Ltd., Class H (m)	5,960
975	Sands China Ltd. (m)	3,817

		35,657

	France — 12.7%
246	Accor S.A. (m)	8,494
508	AXA S.A. (a) (m)	7,222
132	BNP Paribas S.A. (m)	5,314
84	Imerys S.A. (m)	4,785
146	Lafarge S.A. (m)	5,724
65	LVMH Moet Hennessy Louis Vuitton S.A. (m)	10,839
75	Pernod-Ricard S.A. (m)	7,786
54	PPR (m)	9,000
142	Sanofi (m)	10,851
174	Schneider Electric S.A. (a) (m)	10,723
132	Societe Generale S.A. (m)	3,117
85	Technip S.A. (m)	9,686
337	Total S.A. (m)	16,192

		109,733

	Germany — 6.9%
55	Allianz SE (m)	6,112
155	Bayer AG (m)	10,917
95	Fresenius Medical Care AG & Co. KGaA (m)	6,735
50	Linde AG (m)	8,589
213	SAP AG (m)	14,096
104	Siemens AG (m)	9,616
133	Symrise AG (m)	3,852

		59,917

	Hong Kong — 2.5%
2,599	Belle International Holdings Ltd. (m)	5,071
649	Cheung Kong Holdings Ltd. (m)	8,583
2,121	Hang Lung Properties Ltd. (m)	7,798

		21,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.3%
813	WPP plc (m)	11,015

	Israel — 1.0%
184	Teva Pharmaceutical Industries Ltd., ADR (m)	8,395

	Italy — 0.5%
2,656	Intesa Sanpaolo S.p.A. (m)	4,026

	Japan — 14.9%
224	Canon, Inc. (m)	10,147
155	Daikin Industries Ltd. (m)	4,098
73	East Japan Railway Co. (m)	4,517
48	FANUC Corp. (m)	8,011
304	Honda Motor Co., Ltd. (m)	10,926
2	Japan Tobacco, Inc. (m)	9,002
346	Komatsu Ltd. (m)	9,958
941	Kubota Corp. (m)	9,084
62	Makita Corp. (m)	2,377
367	Mitsubishi Corp. (m)	7,947
74	Murata Manufacturing Co., Ltd. (m)	4,240
73	Nidec Corp. (m)	6,560
141	Omron Corp. (m)	2,998
149	Shin-Etsu Chemical Co., Ltd. (m)	8,606
48	SMC Corp. (m)	7,966
549	Sumitomo Corp. (m)	7,802
270	Toyota Motor Corp. (m)	11,060
12	Yahoo! Japan Corp. (m)	3,631

		128,930

	Mexico — 0.7%
225	America Movil S.A.B. de C.V., Series L, , ADR (m)	5,985

	Netherlands — 4.0%
1,081	ING Groep N.V., CVA (a) (m)	7,624
751	Royal Dutch Shell plc, Class A (m)	26,799

		34,423

	South Korea — 1.3%
18	Samsung Electronics Co., Ltd., Reg. S, GDR (e) (m)	10,762

	Spain — 1.2%
12	Banco Bilbao Vizcaya Argentaria S.A. (a) (f) (i)	78
540	Banco Bilbao Vizcaya Argentaria S.A. (a) (m)	3,660
76	Inditex S.A. (m)	6,851

		10,589

	Sweden — 1.1%
387	Atlas Copco AB, Class A (m)	9,213

	Switzerland — 10.9%
400	ABB Ltd. (a) (m)	7,282

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
259	Credit Suisse Group AG (a) (m)	6,194
98	Holcim Ltd. (a) (m)	6,092
305	Nestle S.A. (m)	18,712
234	Novartis AG (m)	12,909
77	Roche Holding AG (m)	14,115
4	SGS S.A. (m)	6,817
538	Xstrata plc (m)	10,334
46	Zurich Insurance Group AG (a) (m)	11,322

		93,777

	Taiwan — 1.1%
611	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	9,518

	United Kingdom — 24.1%
1,996	Barclays plc (m)	7,066
831	BG Group plc (m)	19,614
54	BHP Billiton plc (m)	1,738
233	British American Tobacco plc (m)	11,960
382	Burberry Group plc (m)	9,216
1,842	Centrica plc (m)	9,163
513	GlaxoSmithKline plc (m)	11,848
1,982	HSBC Holdings plc (m)	17,925
707	ICAP plc (m)	4,359
261	Imperial Tobacco Group plc (m)	10,451
1,106	Man Group plc (m)	1,859
1,193	Marks & Spencer Group plc (m)	6,912
783	Meggitt plc (m)	5,191
1,024	Prudential plc (m)	12,552
180	Rio Tinto plc (m)	10,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
793	Standard Chartered plc (m)	19,397
2,009	Tesco plc (m)	10,350
339	Tullow Oil plc (m)	8,447
334	Unilever plc (m)	11,401
6,738	Vodafone Group plc (m)	18,649

		208,163

	Total Common Stocks (Cost $664,693)	800,582

Preferred Stocks — 2.1%
	Germany — 2.1%
108	Henkel AG & Co. KGaA (m)	8,067
55	Volkswagen AG (m)	10,356

	Total Preferred Stocks (Cost $12,877)	18,423

Short-Term Investment — 5.0%
	Investment Company — 5.0%
43,085	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $43,085)	43,085

	Total Investments — 99.9% (Cost $720,655)	862,090
	Other Assets in Excess of Liabilities — 0.1%	806

	NET ASSETS — 100.0%	$862,896

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.1%
Commercial Banks	9.1
Pharmaceuticals	8.0
Metals & Mining	5.4
Machinery	5.4
Insurance	5.0
Automobiles	3.8
Tobacco	3.6
Food Products	3.5
Wireless Telecommunication Services	2.9
Electrical Equipment	2.8
Beverages	2.6
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.4
Textiles, Apparel & Luxury Goods	2.3
Construction Materials	1.9
Real Estate Management & Development	1.9
Multiline Retail	1.8
Trading Companies & Distributors	1.8
Software	1.6
Capital Markets	1.4
Hotels, Restaurants & Leisure	1.4
Specialty Retail	1.4
Media	1.3
Food & Staples Retailing	1.2
Office Electronics	1.2
Energy Equipment & Services	1.1
Industrial Conglomerates	1.1
Multi-Utilities	1.1
Others (each less than 1.0%)	6.5
Short-Term Investment	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.9%
	Australia — 5.0%
15	AGL Energy Ltd. (m)	235
81	Alumina Ltd. (m)	97
41	Amcor Ltd. (m)	323
95	AMP Ltd. (m)	422
19	APA Group (m)	102
33	Asciano Ltd. (m)	162
6	ASX Ltd. (m)	198
88	Australia & New Zealand Banking Group Ltd. (m)	2,184
12	Bendigo and Adelaide Bank Ltd. (m)	96
449	BGP Holdings plc (a) (f) (i)	—
107	BHP Billiton Ltd. (m)	3,983
24	Boral Ltd. (m)	95
50	Brambles Ltd. (m)	373
5	Caltex Australia Ltd. (m)	65
2	Campbell Brothers Ltd. (m)	163
58	CFS Retail Property Trust (m)	117
19	Coca-Cola Amatil Ltd. (m)	248
2	Cochlear Ltd. (m)	127
53	Commonwealth Bank of Australia (m)	2,845
14	Computershare Ltd. (m)	125
14	Crown Ltd. (m)	130
17	CSL Ltd. (m)	665
163	Dexus Property Group (m)	158
23	Echo Entertainment Group Ltd. (m)	106
76	Fairfax Media Ltd. (m)	54
41	Fortescue Metals Group Ltd. (m)	241
46	Goodman Group (m)	174
56	GPT Group (m)	190
18	Harvey Norman Holdings Ltd. (m)	38
14	Iluka Resources Ltd. (m)	245
55	Incitec Pivot Ltd. (m)	185
70	Insurance Australia Group Ltd. (m)	257
5	Leighton Holdings Ltd. (m)	107
18	Lend Lease Group (m)	140
61	Lynas Corp., Ltd. (a) (m)	71
12	Macquarie Group Ltd. (m)	348
26	Metcash Ltd. (f) (i)	106
117	Mirvac Group (m)	157
74	National Australia Bank Ltd. (m)	1,926
26	Newcrest Mining Ltd. (m)	697
12	Orica Ltd. (m)	340
36	Origin Energy Ltd. (m)	495
11	OZ Minerals Ltd. (m)	105
38	Qantas Airways Ltd. (a) (m)	64
37	QBE Insurance Group Ltd. (m)	534

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
58	QR National Ltd. (m)	219
4	Ramsay Health Care Ltd. (m)	93
15	Rio Tinto Ltd. (m)	995
31	Santos Ltd. (m)	453
12	Sonic Healthcare Ltd. (m)	163
47	SP AusNet (m)	54
76	Stockland (m)	246
44	Suncorp Group Ltd. (m)	367
13	Sydney Airport (m)	38
23	TABCORP Holdings Ltd. (m)	68
43	Tatts Group Ltd. (m)	116
143	Telstra Corp., Ltd. (m)	527
22	Toll Holdings Ltd. (m)	136
44	Transurban Group (m)	268
34	Wesfarmers Ltd. (m)	1,059
73	Westfield Group (m)	699
98	Westfield Retail Trust (m)	275
101	Westpac Banking Corp. (m)	2,389
22	Woodside Petroleum Ltd. (m)	780
41	Woolworths Ltd. (m)	1,109
6	WorleyParsons Ltd. (m)	190

		29,737

	Austria — 1.1%
51	Erste Group Bank AG (m)	1,178
249	IMMOFINANZ AG (a) (m)	875
44	OMV AG (m)	1,474
13	Raiffeisen Bank International AG (m)	430
89	Telekom Austria AG (m)	974
18	Verbund AG (m)	502
10	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	411
28	Voestalpine AG (m)	923

		6,767

	Belgium — 2.0%
248	Ageas (m)	452
90	Anheuser-Busch InBev N.V. (m)	6,480
4	Bekaert S.A. (m)	124
17	Belgacom S.A. (m)	494
9	Colruyt S.A. (m)	352
12	Delhaize Group S.A. (m)	567
9	Groupe Bruxelles Lambert S.A. (m)	638
17	KBC Groep N.V. (m)	333
4	Mobistar S.A. (m)	135
7	Solvay S.A. (m)	814
12	UCB S.A. (m)	539

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
13	Umicore S.A. (m)	706

		11,634

	Bermuda — 0.2%
33	Seadrill Ltd. (m)	1,297

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	87
6	BRF - Brasil Foods S.A. (m)	111
3	Natura Cosmeticos S.A. (m)	63
34	Petroleo Brasileiro S.A. (m)	396
17	Vale S.A. (m)	385

		1,042

	Chile — 0.7%
4,053	Banco Santander Chile (m)	320
7	CAP S.A. (m)	310
72	Cencosud S.A. (m)	456
280	Empresa Nacional de Electricidad S.A. (m)	510
82	Empresas CMPC S.A. (m)	338
37	Empresas COPEC S.A. (m)	602
333	Enersis S.A. (m)	136
26	Enersis S.A., ADR (m)	533
9	ENTEL Chile S.A. (m)	175
14	Lan Airlines S.A. (m)	394
41	S.A.C.I. Falabella (m)	404

		4,178

	China — 0.7%
672	Bank of China Ltd., Class H (m)	280
26	BBMG Corp., Class H (m)	22
78	BYD Co., Ltd., Class H (a) (m)	204
468	China Construction Bank Corp., Class H (m)	363
75	China Life Insurance Co., Ltd., Class H (a) (m)	200
158	CNOOC Ltd. (m)	334
410	Datang International Power Generation Co., Ltd., Class H (m)	145
41	Foxconn International Holdings Ltd. (a) (m)	19
226	Huaneng Power International, Inc., Class H (a) (m)	134
601	Industrial & Commercial Bank of China, Class H (m)	399
48	Lenovo Group Ltd. (m)	45
349	PetroChina Co., Ltd., Class H (m)	520
17	Ping An Insurance Group Co. of China Ltd., Class H (m)	137
44	Sands China Ltd. (m)	174
91	Shui On Land Ltd. (m)	38

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
11		Tencent Holdings Ltd. (m)	335
74		Tingyi Cayman Islands Holding Corp. (m)	197
28		Wynn Macau Ltd. (m)	91
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	51
151		Yanzhou Coal Mining Co., Ltd., Class H (a) (m)	317
361		Zhejiang Expressway Co., Ltd., Class H (m)	259

			4,264

		Denmark — 1.3%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	261
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	705
7		Carlsberg A/S, Class B (m)	626
2		Coloplast A/S, Class B (m)	294
42		Danske Bank A/S (a) (m)	676
12		DSV A/S (m)	283
28		Novo Nordisk A/S, Class B (m)	4,144
15		Novozymes A/S, Class B (m)	394
34		TDC A/S (m)	243
1		Tryg A/S (m)	83
13		Vestas Wind Systems A/S (a) (m)	117
1		William Demant Holding A/S (a) (m)	137

			7,963

		Finland — 0.7%
8		Elisa OYJ (m)	176
25		Fortum OYJ (m)	527
3		Kesko OYJ, Class B (m)	91
8		Kone OYJ, Class B (m)	492
7		Metso OYJ (m)	309
6		Neste Oil OYJ (m)	75
201		Nokia OYJ (m)	728
6		Nokian Renkaat OYJ (m)	288
5		Orion OYJ, Class B (m)	93
7		Pohjola Bank plc, Class A (m)	80
23		Sampo OYJ, Class A (m)	619
4		Sanoma OYJ (m)	46
32		Stora Enso OYJ, Class R (m)	218
28		UPM-Kymmene OYJ (m)	364
8		Wartsila OYJ (m)	337

			4,443

		France — 8.3%
8		Accor S.A. (m)	294
2		Aeroports de Paris (m)	169
16		Air Liquide S.A. (m)	2,100
139		Alcatel-Lucent (a) (m)	213
12		Alstom S.A. (m)	428

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	France — Continued
3	Arkema S.A. (m)	284
3	Atos Origin S.A. (m)	189
100	AXA S.A. (a) (m)	1,427
56	BNP Paribas S.A. (m)	2,251
11	Bouygues S.A. (m)	292
3	Bureau Veritas S.A. (m)	289
8	Cap Gemini S.A. (m)	331
33	Carrefour S.A. (m)	672
3	Casino Guichard Perrachon S.A. (a) (m)	308
3	Christian Dior S.A. (m)	478
23	Cie de St-Gobain (m)	952
9	Cie Generale de Geophysique-Veritas (a) (m)	247
11	Cie Generale d’Optique Essilor International S.A. (m)	1,007
8	CNP Assurances (m)	114
10	Compagnie Generale des Etablissements Michelin, Class B (m)	759
60	Credit Agricole S.A. (m)	308
34	Danone (m)	2,364
3	Dassault Systemes S.A. (m)	337
9	Edenred (m)	284
14	EDF S.A. (m)	294
2	Eiffage S.A. (m)	59
2	Eurazeo (m)	103
7	Eutelsat Communications S.A. (m)	267
2	Fonciere Des Regions (m)	120
106	France Telecom S.A. (m)	1,456
71	GDF Suez (m)	1,639
1	Gecina S.A. (m)	123
29	Groupe Eurotunnel S.A. (m)	242
1	ICADE (a) (m)	107
1	Iliad S.A. (m)	134
2	Imerys S.A. (m)	103
4	JCDecaux S.A. (a) (m)	111
6	Klepierre (m)	199
12	Lafarge S.A. (m)	453
7	Lagardere S.C.A (m)	207
13	Legrand S.A. (m)	442
14	L’Oreal S.A. (m)	1,658
15	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,428
48	Natixis (m)	145
2	Neopost S.A. (m)	120
11	Pernod-Ricard S.A. (m)	1,179
9	Peugeot S.A. (m)	105
4	PPR (m)	738
8	Publicis Groupe S.A. (m)	403

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
11	Renault S.A. (m)	513
10	Safran S.A. (m)	354
66	Sanofi (m)	5,009
28	Schneider Electric S.A. (a) (m)	1,711
10	SCOR SE (m)	266
1	Societe BIC S.A. (m)	151
37	Societe Generale S.A. (m)	883
6	Societe Television Francaise 1 (m)	57
5	Sodexo (m)	432
15	Suez Environnement Co. (m)	207
6	Technip S.A. (m)	651
6	Thales S.A. (m)	208
122	Total S.A. (m)	5,871
5	Unibail-Rodamco SE (m)	979
6	Vallourec S.A. (m)	391
22	Veolia Environnement S.A. (m)	316
26	Vinci S.A. (m)	1,207
71	Vivendi S.A. (m)	1,314
2	Wendel S.A. (m)	150

		49,602

	Germany — 11.6%
18	Adidas AG (m)	1,497
39	Allianz SE (m)	4,359
4	Axel Springer AG (m)	163
79	BASF SE (m)	6,508
71	Bayer AG (m)	5,010
28	Bayerische Motoren Werke AG (m)	2,709
9	Beiersdorf AG (m)	612
4	Brenntag AG (m)	493
8	Celesio AG (m)	135
320	Commerzbank AG (a) (m)	692
7	Continental AG (m)	683
78	Daimler AG (m)	4,327
80	Deutsche Bank AG (m)	3,474
17	Deutsche Boerse AG (m)	1,068
21	Deutsche Lufthansa AG (m)	269
73	Deutsche Post AG (m)	1,361
241	Deutsche Telekom AG (m)	2,720
155	E.ON AG (m)	3,508
3	Fraport AG Frankfurt Airport Services Worldwide (m)	212
18	Fresenius Medical Care AG & Co. KGaA (m)	1,275
10	Fresenius SE & Co. KGaA (m)	968
15	GEA Group AG (m)	499
5	Hannover Rueckversicherung AG (m)	327

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
12	HeidelbergCement AG (m)	642
11	Henkel AG & Co. KGaA (m)	661
4	Hochtief AG (m)	212
95	Infineon Technologies AG (m)	947
15	K+S AG (m)	731
8	Kabel Deutschland Holding AG (a) (m)	497
7	Lanxess AG (m)	579
15	Linde AG (m)	2,514
5	MAN SE (m)	664
6	Merck KGaA (m)	619
11	Metro AG (m)	367
15	Muenchener Rueckversicherungs AG (m)	2,234
42	RWE AG (m)	1,793
4	Salzgitter AG (m)	185
79	SAP AG (m)	5,242
71	Siemens AG (m)	6,580
6	Suedzucker AG (m)	172
34	ThyssenKrupp AG (m)	801
9	United Internet AG (m)	186
2	Volkswagen AG (m)	401
1	Wacker Chemie AG (m)	110

		69,006

	Greece — 0.2%
30	Coca Cola Hellenic Bottling Co. S.A. (a) (m)	598
40	Hellenic Telecommunications Organization S.A. (m)	130
156	National Bank of Greece S.A. (a) (m)	349
37	OPAP S.A. (m)	327

		1,404

	Hong Kong — 1.0%
156	AIA Group Ltd. (m)	551
4	ASM Pacific Technology Ltd. (m)	51
28	Bank of East Asia Ltd. (m)	105
118	Belle International Holdings Ltd. (m)	230
69	BOC Hong Kong Holdings Ltd. (m)	214
22	Cathay Pacific Airways Ltd. (m)	37
26	Cheung Kong Holdings Ltd. (m)	346
9	Cheung Kong Infrastructure Holdings Ltd. (m)	53
53	China Mobile Ltd. (m)	586
1	Chinese Estates Holdings Ltd. (m)	1
34	CLP Holdings Ltd. (m)	290
40	First Pacific Co., Ltd. (m)	43
23	Galaxy Entertainment Group Ltd. (a) (m)	72
16	Hang Lung Group Ltd. (m)	100
46	Hang Lung Properties Ltd. (m)	169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
14	Hang Seng Bank Ltd. (m)	195
18	Henderson Land Development Co., Ltd. (m)	102
3	HKT Trust/HKT Ltd. (a) (m)	3
88	Hong Kong & China Gas Co., Ltd. (m)	225
18	Hong Kong Exchanges and Clearing Ltd. (m)	291
2	Hopewell Highway Infrastructure Ltd. (m)	1
10	Hopewell Holdings Ltd. (m)	27
6	Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	3
38	Hutchison Whampoa Ltd. (m)	366
12	Hysan Development Co., Ltd. (m)	54
14	Kerry Properties Ltd. (m)	61
106	Li & Fung Ltd. (m)	227
11	Lifestyle International Holdings Ltd. (m)	25
41	Link REIT (The) (m)	171
27	MTR Corp., Ltd. (m)	94
68	New World Development Co., Ltd. (m)	84
111	Noble Group Ltd. (m)	106
23	NWS Holdings Ltd. (m)	35
4	Orient Overseas International Ltd. (m)	29
76	PCCW Ltd. (m)	28
26	Power Assets Holdings Ltd. (m)	194
26	Shangri-La Asia Ltd. (m)	55
55	Sino Land Co., Ltd. (m)	94
31	SJM Holdings Ltd. (m)	68
27	Sun Hung Kai Properties Ltd. (m)	318
12	Swire Pacific Ltd., Class A (m)	140
28	Wharf Holdings Ltd. (m)	168
17	Wheelock & Co., Ltd. (m)	57
4	Wing Hang Bank Ltd. (m)	37
14	Yue Yuen Industrial Holdings Ltd. (m)	45

		6,151

	Hungary — 0.8%
196	Magyar Telekom Telecommunications plc (m)	493
18	MOL Hungarian Oil and Gas plc (a) (m)	1,450
100	OTP Bank plc (m)	1,752
6	Richter Gedeon Nyrt. (m)	1,010

		4,705

	India — 0.8%
20	Bharat Heavy Electricals Ltd. (m)	83
15	Hindustan Unilever Ltd. (m)	122
31	Housing Development Finance Corp., Ltd. (m)	393
7	ICICI Bank Ltd., ADR (m)	252
9	Infosys Ltd. (m)	428

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		India — Continued
40		Infrastructure Development Finance Co., Ltd. (m)	93
239		ITC Ltd., Reg. S, GDR (m)	1,110
75		Jaiprakash Associates Ltd. (m)	106
5		Larsen & Toubro Ltd., Reg. S, GDR (m)	109
9		Mahindra & Mahindra Ltd. (m)	115
33		NTPC Ltd. (m)	102
28		Oil & Natural Gas Corp., Ltd. (m)	141
12		Ranbaxy Laboratories Ltd., Reg. S, GDR (a) (m)	119
27		Reliance Industries Ltd. (m)	384
6		Reliance Industries Ltd., GDR (e) (m)	156
75		Sterlite Industries India Ltd. (m)	150
14		Sun Pharmaceutical Industries Ltd. (m)	157
31		Tata Motors Ltd. (m)	186
52		Tata Power Co. Ltd. (m)	105
82		United Phosphorus Ltd. (m)	180

			4,491

		Ireland — 0.9%
4		Allied Irish Banks plc (a) (m)	1
100		CRH plc (m)	2,019
47		Elan Corp. plc (a) (m)	652
23		Elan Corp. plc, ADR (a) (m)	318
25		Experian plc (m)	390
15		James Hardie Industries SE, CDI (m)	113
20		Kerry Group plc, Class A (m)	913
27		Ryanair Holdings plc (a) (m)	155
14		Shire plc (m)	450
31		WPP plc (m)	421

			5,432

		Israel — 0.8%
71		Bank Hapoalim BM (m)	265
80		Bank Leumi Le-Israel BM (m)	249
119		Bezeq Israeli Telecommunication Corp., Ltd. (m)	198
4		Cellcom Israel Ltd. (m)	46
—	(h)	Delek Group Ltd. (m)	60
2		Elbit Systems Ltd. (m)	58
30		Israel Chemicals Ltd. (m)	343
—	(h)	Israel Corp., Ltd. (The) (m)	102
53		Israel Discount Bank Ltd., Class A (a) (m)	69
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
8		Mizrahi Tefahot Bank Ltd. (a) (m)	75
4		NICE Systems Ltd. (a) (m)	156
6		Partner Communications Co., Ltd. (m)	43
39		Teva Pharmaceutical Industries Ltd. (m)	1,773

SHARES	SECURITY DESCRIPTION	VALUE($)

	Israel — Continued
25	Teva Pharmaceutical Industries Ltd., ADR (m)	1,132

		4,569

	Italy — 5.5%
170	A2A S.p.A. (m)	108
183	Assicurazioni Generali S.p.A. (m)	2,503
50	Atlantia S.p.A. (m)	766
19	Autogrill S.p.A. (m)	188
109	Banca Carige S.p.A. (m)	114
805	Banca Monte dei Paschi di Siena S.p.A. (m)	286
279	Banco Popolare SC (m)	415
279	Enel Green Power S.p.A. (m)	450
1,035	Enel S.p.A. (m)	3,395
378	ENI S.p.A. (m)	8,398
10	Exor S.p.A. (m)	232
120	Fiat Industrial S.p.A. (m)	1,365
121	Fiat S.p.A (a) (m)	586
63	Finmeccanica S.p.A. (m)	271
159	Intesa Sanpaolo S.p.A. (m)	213
1,579	Intesa Sanpaolo S.p.A. (m)	2,393
19	Luxottica Group S.p.A. (m)	665
111	Mediaset S.p.A. (m)	265
81	Mediobanca S.p.A. (m)	398
36	Pirelli & C. S.p.A. (m)	443
42	Prelios S.p.A. (a) (m)	9
32	Prysmian S.p.A. (m)	528
42	Saipem S.p.A. (m)	2,052
251	Snam S.p.A. (m)	1,195
1,464	Telecom Italia S.p.A. (a) (m)	1,662
192	Terna Rete Elettrica Nazionale S.p.A. (m)	713
11	UniCredit S.p.A	42
627	UniCredit S.p.A. (m)	2,501
128	Unione di Banche Italiane ScpA (m)	477

		32,633

	Japan — 23.2%
2	ABC-Mart, Inc. (m)	66
10	Advantest Corp. (m)	164
37	Aeon Co., Ltd. (m)	484
5	Aeon Credit Service Co., Ltd. (m)	90
5	Aeon Mall Co., Ltd. (m)	106
9	Air Water, Inc. (m)	113
12	Aisin Seiki Co., Ltd. (m)	423
41	Ajinomoto Co., Inc. (m)	529
3	Alfresa Holdings Corp. (m)	120
55	All Nippon Airways Co., Ltd. (m)	161

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
23		Amada Co., Ltd. (m)	157
38		Aozora Bank Ltd. (m)	97
62		Asahi Glass Co., Ltd. (m)	490
24		Asahi Group Holdings Ltd. (m)	539
78		Asahi Kasei Corp. (m)	485
10		Asics Corp. (m)	107
29		Astellas Pharma, Inc. (m)	1,164
21		Bank of Kyoto Ltd. (The) (m)	178
78		Bank of Yokohama Ltd. (The) (m)	377
4		Benesse Holdings, Inc. (m)	212
41		Bridgestone Corp. (m)	972
15		Brother Industries Ltd. (m)	202
72		Canon, Inc. (m)	3,272
15		Casio Computer Co., Ltd. (m)	103
—	(h)	Central Japan Railway Co. (m)	780
47		Chiba Bank Ltd. (The) (m)	285
10		Chiyoda Corp. (m)	120
43		Chubu Electric Power Co., Inc. (m)	702
14		Chugai Pharmaceutical Co., Ltd. (m)	244
11		Chugoku Bank Ltd. (The) (m)	139
18		Chugoku Electric Power Co., Inc. (The) (m)	316
17		Citizen Holdings Co., Ltd. (m)	108
4		Coca-Cola West Co., Ltd. (m)	72
39		Cosmo Oil Co., Ltd. (m)	108
10		Credit Saison Co., Ltd. (m)	209
34		Dai Nippon Printing Co., Ltd. (m)	305
17		Daicel Corp. (m)	110
18		Daido Steel Co., Ltd. (m)	112
12		Daihatsu Motor Co., Ltd. (m)	227
1		Dai-ichi Life Insurance Co., Ltd. (The) (m)	719
42		Daiichi Sankyo Co., Ltd. (m)	726
15		Daikin Industries Ltd. (m)	399
11		Dainippon Sumitomo Pharma Co., Ltd. (m)	105
5		Daito Trust Construction Co., Ltd. (m)	418
29		Daiwa House Industry Co., Ltd. (m)	378
103		Daiwa Securities Group, Inc. (m)	391
6		Dena Co., Ltd. (m)	176
31		Denki Kagaku Kogyo KK (m)	122
31		Denso Corp. (m)	999
11		Dentsu, Inc. (m)	347
22		East Japan Railway Co. (m)	1,344
16		Eisai Co., Ltd. (m)	637
8		Electric Power Development Co., Ltd. (m)	211
4		FamilyMart Co., Ltd. (m)	185
12		FANUC Corp. (m)	2,065

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
3		Fast Retailing Co., Ltd. (m)	743
37		Fuji Electric Co., Ltd. (m)	99
36		Fuji Heavy Industries Ltd. (m)	272
29		FUJIFILM Holdings Corp. (m)	613
116		Fujitsu Ltd. (m)	565
49		Fukuoka Financial Group, Inc. (m)	203
40		Furukawa Electric Co., Ltd. (m)	109
6		Gree, Inc. (m)	162
23		GS Yuasa Corp. (m)	118
26		Gunma Bank Ltd. (The) (m)	130
26		Hachijuni Bank Ltd. (The) (m)	142
2		Hakuhodo DY Holdings, Inc. (m)	96
4		Hamamatsu Photonics KK (m)	175
17		Hino Motors Ltd. (m)	120
2		Hirose Electric Co., Ltd. (m)	216
33		Hiroshima Bank Ltd. (The) (m)	134
4		Hisamitsu Pharmaceutical Co., Inc. (m)	160
7		Hitachi Chemical Co., Ltd. (m)	128
7		Hitachi Construction Machinery Co., Ltd. (m)	154
4		Hitachi High-Technologies Corp. (m)	103
288		Hitachi Ltd. (m)	1,834
10		Hitachi Metals Ltd. (m)	125
12		Hokkaido Electric Power Co., Inc. (m)	169
82		Hokuhoku Financial Group, Inc. (m)	144
10		Hokuriku Electric Power Co. (m)	175
104		Honda Motor Co., Ltd. (m)	3,743
27		Hoya Corp. (m)	622
8		Ibiden Co., Ltd. (m)	157
1		Idemitsu Kosan Co., Ltd. (m)	129
80		IHI Corp. (m)	194
—	(h)	Inpex Corp. (m)	924
23		Isetan Mitsukoshi Holdings Ltd. (m)	252
75		Isuzu Motors Ltd. (m)	428
96		ITOCHU Corp. (m)	1,086
1		Itochu Techno-Solutions Corp. (m)	66
16		Iyo Bank Ltd. (The) (m)	133
31		J. Front Retailing Co., Ltd. (m)	160
2		Japan Petroleum Exploration Co. (m)	87
—	(h)	Japan Prime Realty Investment Corp. (m)	129
—	(h)	Japan Real Estate Investment Corp. (m)	292
—	(h)	Japan Retail Fund Investment Corp. (m)	193
21		Japan Steel Works Ltd. (The) (m)	128
—	(h)	Japan Tobacco, Inc. (m)	1,584
30		JFE Holdings, Inc. (m)	554
14		JGC Corp. (m)	399

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
43		Joyo Bank Ltd. (The) (m)	188
17		JS Group Corp. (m)	326
11		JSR Corp. (m)	225
15		JTEKT Corp. (m)	161
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	121
143		JX Holdings, Inc. (m)	808
51		Kajima Corp. (m)	145
15		Kamigumi Co., Ltd. (m)	124
16		Kaneka Corp. (m)	98
47		Kansai Electric Power Co., Inc. (The) (m)	681
14		Kansai Paint Co., Ltd. (m)	151
33		Kao Corp. (m)	882
88		Kawasaki Heavy Industries Ltd. (m)	265
48		Kawasaki Kisen Kaisha Ltd. (a) (m)	101
—	(h)	KDDI Corp. (m)	1,218
30		Keikyu Corp. (m)	259
37		Keio Corp. (m)	268
18		Keisei Electric Railway Co., Ltd. (m)	139
3		Keyence Corp. (m)	684
10		Kikkoman Corp. (m)	115
9		Kinden Corp. (m)	64
105		Kintetsu Corp. (m)	369
53		Kirin Holdings Co., Ltd. (m)	672
152		Kobe Steel Ltd. (m)	216
6		Koito Manufacturing Co., Ltd. (m)	93
60		Komatsu Ltd. (m)	1,740
6		Konami Corp. (m)	176
30		Konica Minolta Holdings, Inc. (m)	247
73		Kubota Corp. (m)	707
22		Kuraray Co., Ltd. (m)	314
7		Kurita Water Industries Ltd. (m)	174
10		Kyocera Corp. (m)	942
17		Kyowa Hakko Kirin Co., Ltd. (m)	175
25		Kyushu Electric Power Co., Inc. (m)	333
4		Lawson, Inc. (m)	237
2		Mabuchi Motor Co., Ltd. (m)	71
7		Makita Corp. (m)	267
104		Marubeni Corp. (m)	721
15		Marui Group Co., Ltd. (m)	116
3		Maruichi Steel Tube Ltd. (m)	55
95		Mazda Motor Corp. (a) (m)	154
4		McDonald’s Holdings Co., Japan Ltd. (m)	125
10		Medipal Holdings Corp. (m)	123
4		MEIJI Holdings Co., Ltd. (m)	194
3		Miraca Holdings, Inc. (m)	130

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
88		Mitsubishi Chemical Holdings Corp. (m)	461
90		Mitsubishi Corp. (m)	1,940
124		Mitsubishi Electric Corp. (m)	1,086
80		Mitsubishi Estate Co., Ltd. (m)	1,420
23		Mitsubishi Gas Chemical Co., Inc. (m)	149
192		Mitsubishi Heavy Industries Ltd. (m)	872
7		Mitsubishi Logistics Corp. (m)	74
72		Mitsubishi Materials Corp. (m)	216
258		Mitsubishi Motors Corp. (a) (m)	289
14		Mitsubishi Tanabe Pharma Corp. (m)	189
809		Mitsubishi UFJ Financial Group, Inc. (m)	3,885
4		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	158
111		Mitsui & Co., Ltd. (m)	1,726
54		Mitsui Chemicals, Inc. (m)	156
54		Mitsui Fudosan Co., Ltd. (m)	984
72		Mitsui OSK Lines Ltd. (m)	279
1,451		Mizuho Financial Group, Inc. (m)	2,287
36		MS&AD Insurance Group Holdings (m)	658
13		Murata Manufacturing Co., Ltd. (m)	726
6		Nabtesco Corp. (m)	135
12		Namco Bandai Holdings, Inc. (m)	176
166		NEC Corp. (a) (m)	300
17		NGK Insulators Ltd. (m)	208
10		NGK Spark Plug Co., Ltd. (m)	149
10		NHK Spring Co., Ltd. (m)	103
7		Nidec Corp. (m)	625
21		Nikon Corp. (m)	622
6		Nintendo Co., Ltd. (m)	855
—	(h)	Nippon Building Fund, Inc. (m)	371
26		Nippon Electric Glass Co., Ltd. (m)	210
54		Nippon Express Co., Ltd. (m)	203
11		Nippon Meat Packers, Inc. (m)	144
7		Nippon Paper Group, Inc. (m)	130
59		Nippon Sheet Glass Co., Ltd. (m)	76
330		Nippon Steel Corp. (m)	823
28		Nippon Telegraph & Telephone Corp. (m)	1,253
94		Nippon Yusen KK (m)	278
38		Nishi-Nippon City Bank Ltd. (The) (m)	101
160		Nissan Motor Co., Ltd. (m)	1,659
11		Nisshin Seifun Group, Inc. (m)	128
45		Nisshin Steel Co., Ltd. (m)	63
3		Nissin Foods Holdings Co., Ltd. (m)	128
2		Nitori Holdings Co., Ltd. (m)	197
10		Nitto Denko Corp. (m)	425
24		NKSJ Holdings, Inc. (m)	494

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
7		NOK Corp. (m)	141
229		Nomura Holdings, Inc. (m)	937
6		Nomura Real Estate Holdings, Inc. (m)	108
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	105
7		Nomura Research Institute Ltd. (m)	151
27		NSK Ltd. (m)	187
32		NTN Corp. (m)	120
—	(h)	NTT Data Corp. (m)	267
1		NTT DoCoMo, Inc. (m)	1,665
—	(h)	NTT Urban Development Corp. (m)	58
42		Obayashi Corp. (m)	180
40		Odakyu Electric Railway Co., Ltd. (m)	371
54		OJI Paper Co., Ltd. (m)	249
14		Olympus Corp. (a) (m)	225
13		Omron Corp. (m)	268
5		Ono Pharmaceutical Co., Ltd. (m)	300
3		Oracle Corp. Japan (m)	99
3		Oriental Land Co., Ltd. (m)	338
7		ORIX Corp. (m)	623
119		Osaka Gas Co., Ltd. (m)	481
1		Otsuka Corp. (m)	80
16		Otsuka Holdings Co., Ltd. (m)	476
140		Panasonic Corp. (m)	1,072
—	(h)	Rakuten, Inc. (m)	520
121		Resona Holdings, Inc. (m)	515
43		Ricoh Co., Ltd. (m)	386
2		Rinnai Corp. (m)	153
6		Rohm Co., Ltd. (m)	284
4		Sankyo Co., Ltd. (m)	169
3		Sanrio Co., Ltd. (m)	127
4		Santen Pharmaceutical Co., Ltd. (m)	184
1		SBI Holdings, Inc. (m)	119
13		Secom Co., Ltd. (m)	623
13		Sega Sammy Holdings, Inc. (m)	283
8		Seiko Epson Corp. (m)	113
28		Sekisui Chemical Co., Ltd. (m)	250
35		Sekisui House Ltd. (m)	328
48		Seven & I Holdings Co., Ltd. (m)	1,453
36		Seven Bank Ltd. (m)	89
65		Sharp Corp. (m)	416
12		Shikoku Electric Power Co., Inc. (m)	305
14		Shimadzu Corp. (m)	125
1		Shimamura Co., Ltd. (m)	159
5		Shimano, Inc. (m)	296
39		Shimizu Corp. (m)	147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
26	Shin-Etsu Chemical Co., Ltd. (m)	1,507
91	Shinsei Bank Ltd. (m)	118
18	Shionogi & Co., Ltd. (m)	237
23	Shiseido Co., Ltd. (m)	403
37	Shizuoka Bank Ltd. (The) (m)	390
89	Showa Denko KK (m)	199
12	Showa Shell Sekiyu KK (m)	78
3	SMC Corp. (m)	568
56	Softbank Corp. (m)	1,683
82	Sojitz Corp. (m)	138
65	Sony Corp. (m)	1,046
11	Sony Financial Holdings, Inc. (m)	186
4	Square Enix Holdings Co., Ltd. (m)	82
9	Stanley Electric Co., Ltd. (m)	133
8	Sumco Corp. (a) (m)	81
98	Sumitomo Chemical Co., Ltd. (m)	402
71	Sumitomo Corp. (m)	1,009
47	Sumitomo Electric Industries Ltd. (m)	634
35	Sumitomo Heavy Industries Ltd. (m)	179
210	Sumitomo Metal Industries Ltd. (m)	378
33	Sumitomo Metal Mining Co., Ltd. (m)	434
85	Sumitomo Mitsui Financial Group, Inc. (m)	2,733
201	Sumitomo Mitsui Trust Holdings, Inc. (m)	589
23	Sumitomo Realty & Development Co., Ltd. (m)	555
11	Sumitomo Rubber Industries Ltd. (m)	154
12	Suruga Bank Ltd. (m)	118
5	Suzuken Co., Ltd. (m)	139
22	Suzuki Motor Corp. (m)	508
5	Sysmex Corp. (m)	189
36	T&D Holdings, Inc. (m)	390
67	Taisei Corp. (m)	171
2	Taisho Pharmaceutical Holdings Co. Ltd. (m)	190
17	Taiyo Nippon Sanso Corp. (m)	117
17	Takashimaya Co., Ltd. (m)	130
50	Takeda Pharmaceutical Co., Ltd. (m)	2,203
8	TDK Corp. (m)	409
62	Teijin Ltd. (m)	208
11	Terumo Corp. (m)	498
8	THK Co., Ltd. (m)	158
63	Tobu Railway Co., Ltd. (m)	322
7	Toho Co., Ltd. (m)	134
24	Toho Gas Co., Ltd. (m)	145
28	Tohoku Electric Power Co., Inc. (a) (m)	293
46	Tokio Marine Holdings, Inc. (m)	1,174
92	Tokyo Electric Power Co., Inc. (The) (a) (m)	230

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
11	Tokyo Electron Ltd. (m)	594
155	Tokyo Gas Co., Ltd. (m)	747
71	Tokyu Corp. (m)	333
28	Tokyu Land Corp. (m)	133
18	TonenGeneral Sekiyu KK (m)	168
37	Toppan Printing Co., Ltd. (m)	252
93	Toray Industries, Inc. (m)	716
255	Toshiba Corp. (m)	1,041
34	Tosoh Corp. (m)	93
19	TOTO Ltd. (m)	143
10	Toyo Seikan Kaisha Ltd. (m)	133
6	Toyo Suisan Kaisha Ltd. (m)	154
4	Toyobo Co., Ltd. (m)	5
4	Toyoda Gosei Co., Ltd. (m)	87
4	Toyota Boshoku Corp. (m)	53
12	Toyota Industries Corp. (m)	336
176	Toyota Motor Corp. (m)	7,204
13	Toyota Tsusho Corp. (m)	260
7	Trend Micro, Inc. (m)	201
4	Tsumura & Co. (m)	107
66	Ube Industries Ltd. (m)	169
8	Unicharm Corp. (m)	420
7	Ushio, Inc. (m)	90
1	USS Co., Ltd. (m)	146
11	West Japan Railway Co. (m)	448
1	Yahoo! Japan Corp. (m)	269
6	Yakult Honsha Co., Ltd. (m)	213
5	Yamada Denki Co., Ltd. (m)	340
14	Yamaguchi Financial Group, Inc. (m)	120
10	Yamaha Corp. (m)	100
17	Yamaha Motor Co., Ltd. (m)	228
25	Yamato Holdings Co., Ltd. (m)	392
3	Yamato Kogyo Co., Ltd. (m)	80
8	Yamazaki Baking Co., Ltd. (m)	113
14	Yaskawa Electric Corp. (m)	122
14	Yokogawa Electric Corp. (m)	135

		137,936

	Luxembourg — 0.5%
49	ArcelorMittal (m)	844
3	Millicom International Cellular S.A., SDR (m)	289
18	SES S.A., FDR (m)	424
73	Tenaris S.A. (m)	1,425

		2,982

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mauritius — 0.0% (g)
8	Essar Energy plc (a) (m)	20

	Mexico — 0.8%
14	Alfa S.A.B. de C.V., Class A (m)	204
1,026	America Movil S.A.B. de C.V., Series L, (m)	1,370
389	Cemex S.A.B. de C.V. (a) (m)	281
61	Fomento Economico Mexicano S.A.B. de C.V. (m)	497
4	Fresnillo plc (m)	112
80	Grupo Bimbo S.A.B. de C.V., Series A, (m)	190
18	Grupo Carso S.A.B. de C.V., Series A1, (m)	60
153	Grupo Mexico S.A.B. de C.V., Series B, (m)	472
25	Grupo Modelo S.A.B. de C.V., Series C, (m)	176
96	Grupo Televisa S.A.B. (m)	423
82	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	168
18	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	77
181	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	518

		4,548

	Netherlands — 4.0%
122	Aegon N.V. (a) (m)	569
16	Akzo Nobel N.V. (m)	867
30	ASML Holding N.V. (m)	1,511
4	Corio N.V. (m)	189
8	Delta Lloyd N.V. (m)	129
24	European Aeronautic Defence and Space Co., N.V. (m)	942
5	Fugro N.V., CVA (m)	355
8	Heineken Holding N.V. (m)	367
18	Heineken N.V. (m)	997
267	ING Groep N.V., CVA (a) (m)	1,887
80	Koninklijke Ahold N.V. (m)	1,016
5	Koninklijke Boskalis Westminster N.V. (m)	182
10	Koninklijke DSM N.V. (m)	590
101	Koninklijke KPN N.V. (m)	906
70	Koninklijke Philips Electronics N.V. (a) (m)	1,396
5	Koninklijke Vopak N.V. (m)	322
20	QIAGEN N.V. (a) (m)	335
8	Randstad Holding N.V. (m)	285
49	Reed Elsevier N.V. (m)	577
90	Royal Dutch Shell plc, Class A (m)	3,200
65	Royal Dutch Shell plc, Class B (m)	2,394
12	SBM Offshore N.V. (m)	218
24	TNT Express N.V. (m)	292
113	Unilever N.V., CVA (m)	3,887
21	Wolters Kluwer N.V. (m)	360

		23,773

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	New Zealand — 0.6%
242	Auckland International Airport Ltd. (m)	500
96	Contact Energy Ltd. (a) (m)	379
181	Fletcher Building Ltd. (m)	921
151	SKYCITY Entertainment Group Ltd. (m)	475
512	Telecom Corp. of New Zealand Ltd. (m)	1,100

		3,375

	Norway — 1.4%
17	Aker Solutions ASA (m)	297
102	DnB ASA (m)	1,096
21	Gjensidige Forsikring ASA (m)	234
93	Norsk Hydro ASA (m)	455
81	Orkla ASA (m)	591
116	Statoil ASA (m)	3,110
74	Telenor ASA (m)	1,369
20	Yara International ASA (m)	962

		8,114

	Philippines — 0.8%
45	Ayala Corp. (m)	457
1,221	Ayala Land, Inc. (m)	618
289	Bank of the Philippine Islands (m)	503
68	BDO Unibank, Inc. (m)	105
6	Globe Telecom, Inc. (m)	159
110	Jollibee Foods Corp. (m)	291
85	Manila Electric Co. (m)	529
64	Metropolitan Bank & Trust Co. (m)	137
9	Philippine Long Distance Telephone Co. (m)	532
38	SM Investments Corp. (m)	625
1,449	SM Prime Holdings, Inc. (m)	572

		4,528

	Portugal — 0.4%
95	Banco Espirito Santo S.A. (a) (m)	80
22	Cimpor Cimentos de Portugal SGPS S.A. (m)	164
240	EDP - Energias de Portugal S.A. (m)	687
31	Galp Energia SGPS S.A., Class B (m)	484
29	Jeronimo Martins SGPS S.A. (m)	550
89	Portugal Telecom SGPS S.A. (m)	481

		2,446

	Singapore — 0.9%
52	Ascendas REIT (m)	87
76	CapitaLand Ltd. (m)	180
64	CapitaMall Trust (m)	93
41	CapitaMalls Asia Ltd. (m)	51
15	City Developments Ltd. (m)	123

SHARES	SECURITY DESCRIPTION	VALUE($)

	Singapore — Continued
54	ComfortDelgro Corp., Ltd. (m)	67
31	Cosco Corp. Singapore Ltd. (m)	26
51	DBS Group Holdings Ltd. (m)	572
27	Fraser and Neave Ltd. (m)	153
180	Genting Singapore plc (a) (m)	251
54	Global Logistic Properties Ltd. (a) (m)	90
194	Golden Agri-Resources Ltd. (m)	115
152	Hutchison Port Holdings Trust, Class U (m)	115
3	Jardine Cycle & Carriage Ltd. (m)	118
40	Keppel Corp., Ltd. (m)	359
21	Keppel Land Ltd. (m)	54
28	Neptune Orient Lines Ltd. (a) (m)	27
43	Olam International Ltd. (m)	78
75	Oversea-Chinese Banking Corp., Ltd. (m)	544
29	SembCorp Industries Ltd. (m)	118
24	SembCorp Marine Ltd. (m)	98
16	Singapore Airlines Ltd. (m)	139
24	Singapore Exchange Ltd. (m)	129
45	Singapore Press Holdings Ltd. (m)	145
45	Singapore Technologies Engineering Ltd. (m)	109
235	Singapore Telecommunications Ltd. (m)	590
18	StarHub Ltd. (m)	46
38	United Overseas Bank Ltd. (m)	586
14	UOL Group Ltd. (m)	50
57	Wilmar International Ltd. (m)	223

		5,336

	South Africa — 0.7%
8	ABSA Group Ltd. (m)	155
1	Anglo American Platinum Ltd. (m)	58
5	AngloGold Ashanti Ltd. (m)	188
8	Bidvest Group Ltd. (m)	180
85	FirstRand Ltd. (m)	275
17	Gold Fields Ltd. (m)	216
13	Impala Platinum Holdings Ltd. (m)	252
35	MTN Group Ltd. (m)	615
9	Naspers Ltd., Class N (m)	546
35	Pretoria Portland Cement Co., Ltd. (m)	139
56	Sanlam Ltd. (m)	241
13	Sasol Ltd. (m)	597
11	Shoprite Holdings Ltd. (m)	187
23	Standard Bank Group Ltd. (m)	344
35	Steinhoff International Holdings Ltd. (a) (m)	128
5	Tiger Brands Ltd. (m)	180

		4,301

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		South Korea — 0.7%
2		Daelim Industrial Co., Ltd. (m)	164
6		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	160
—	(h)	E-Mart Co., Ltd. (m)	115
1		Hyundai Mobis (m)	390
1		Hyundai Motor Co. (m)	243
3		KB Financial Group, Inc. (m)	112
1		LG Chem Ltd. (m)	272
4		LG Electronics, Inc. (m)	224
1		POSCO (m)	431
1		Samsung Electronics Co., Ltd. (m)	1,387
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	287
4		Shinhan Financial Group Co., Ltd. (m)	154
—	(h)	Shinsegae Co., Ltd. (m)	37
6		SK Hynix, Inc. (a) (m)	145
1		SK Innovation Co., Ltd. (m)	92
1		SK Telecom Co., Ltd. (m)	79

			4,292

		Spain — 3.8%
34		Abertis Infraestructuras S.A. (m)	525
2		Acciona S.A. (m)	141
8		Acerinox S.A. (m)	98
8		ACS Actividades de Construccion y Servicios S.A. (a)	155
4		ACS Actividades de Construccion y Servicios S.A. (m)	70
28		Amadeus IT Holding S.A., Class A (m)	565
401		Banco Bilbao Vizcaya Argentaria S.A. (m)	2,716
127		Banco de Sabadell S.A. (m)	302
1		Banco de Valencia S.A. (a) (m)	—	(h)
87		Banco Popular Espanol S.A. (m)	280
740		Banco Santander S.A. (m)	4,648
78		Bankia S.A. (a) (m)	268
20		Bankinter S.A. (m)	89
64		CaixaBank (m)	222
50		Distribuidora Internacional de Alimentacion S.A. (a) (m)	240
27		EDP Renovaveis S.A. (a) (m)	115
15		Enagas S.A. (m)	270
32		Ferrovial S.A. (m)	353
4		Fomento de Construcciones y Contratas S.A. (m)	68
31		Gas Natural SDG S.A. (m)	425
12		Grifols S.A. (a) (m)	294
325		Iberdrola S.A. (m)	1,515
19		Inditex S.A. (m)	1,708
9		Indra Sistemas S.A. (m)	95

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — Continued
70	Mapfre S.A. (m)	202
10	Red Electrica Corp. S.A. (m)	420
67	Repsol YPF S.A. (m)	1,298
354	Telefonica S.A. (m)	5,165
14	Zardoya Otis S.A. (m)	166

		22,413

	Sweden — 1.9%
12	Alfa Laval AB (m)	245
11	Assa Abloy AB, Class B (m)	326
23	Atlas Copco AB, Class A (m)	553
14	Atlas Copco AB, Class B (m)	293
11	Boliden AB (m)	174
8	Electrolux AB, Series B, (m)	182
7	Getinge AB, Class B (m)	191
37	Hennes & Mauritz AB, Class B (a) (m)	1,252
9	Hexagon AB, Class B (m)	177
2	Holmen AB, Class B (m)	46
18	Husqvarna AB, Class B (m)	102
5	Industrivarden AB, Class C (m)	79
8	Investment AB Kinnevik, Class B (m)	155
17	Investor AB, Class B (m)	332
8	Lundin Petroleum AB (a) (m)	161
2	Modern Times Group AB, Class B (m)	85
93	Nordea Bank AB (m)	821
6	Ratos AB, Class B (m)	75
37	Sandvik AB (m)	579
12	Scania AB, Class B (m)	236
13	Securitas AB, Class B (m)	117
53	Skandinaviska Enskilda Banken AB, Class A (m)	355
15	Skanska AB, Class B (m)	237
14	SKF AB, Class B (m)	331
5	SSAB AB, Class A (m)	46
21	Svenska Cellulosa AB, Class B (m)	330
18	Svenska Handelsbanken AB, Class A (m)	568
28	Swedbank AB, Class A (m)	468
7	Swedish Match AB (m)	284
11	Tele2 AB, Class B (m)	217
107	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	1,057
81	TeliaSonera AB (m)	542
50	Volvo AB, Class B (m)	699

		11,315

	Switzerland — 2.8%
37	ABB Ltd. (a) (m)	673
2	Actelion Ltd. (a) (m)	67

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — Continued
2		Adecco S.A. (a) (m)	114
2		Aryzta AG (a) (m)	89
1		Baloise Holding AG (m)	57
—	(h)	Barry Callebaut AG (a) (m)	29
9		Cie Financiere Richemont S.A., Class A (m)	563
20		Credit Suisse Group AG (a) (m)	468
3		GAM Holding AG (a) (m)	36
1		Geberit AG (a) (m)	148
—	(h)	Givaudan S.A. (a) (m)	140
35		Glencore International plc (m)	240
4		Holcim Ltd. (a) (m)	261
4		Julius Baer Group Ltd. (a) (m)	142
1		Kuehne & Nagel International AG (m)	114
—	(h)	Lindt & Spruengli AG (m)	121
—	(h)	Logitech International S.A. (a) (m)	2
1		Lonza Group AG (a) (m)	46
56		Nestle S.A. (m)	3,438
40		Novartis AG (m)	2,191
—	(h)	Pargesa Holding S.A. (m)	27
—	(h)	Partners Group Holding AG (m)	44
12		Roche Holding AG (m)	2,183
1		Schindler Holding AG (m)	165
—	(h)	SGS S.A. (m)	186
—	(h)	Sika AG (m)	68
1		Sonova Holding AG (a) (m)	102
37		STMicroelectronics N.V. (m)	214
—	(h)	Straumann Holding AG (m)	16
—	(h)	Sulzer AG (m)	64
—	(h)	Swatch Group AG (The) (m)	253
1		Swatch Group AG (The)	62
—	(h)	Swiss Life Holding AG (a) (m)	47
6		Swiss Re AG (a) (m)	367
—	(h)	Swisscom AG (m)	153
2		Syngenta AG (m)	579
6		Transocean Ltd. (m)	308
61		UBS AG (a) (m)	766
7		Wolseley plc (m)	265
51		Xstrata plc (m)	983
3		Zurich Insurance Group AG (a) (m)	624

			16,415

		Taiwan — 0.7%
27		Asustek Computer, Inc. (m)	266
143		Cathay Financial Holding Co., Ltd. (m)	150
344		China Steel Corp. (m)	342
22		Chunghwa Telecom Co., Ltd. (m)	69

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
163	Far Eastern New Century Corp. (m)	183
78	Formosa Plastics Corp. (m)	221
179	Hon Hai Precision Industry Co., Ltd. (m)	563
6	HTC Corp. (m)	92
25	MediaTek, Inc. (m)	216
65	Nan Ya Plastics Corp. (m)	133
105	Pegatron Corp. (m)	151
103	Quanta Computer, Inc. (m)	269
511	Taishin Financial Holding Co., Ltd. (m)	196
55	Taiwan Cement Corp. (m)	65
63	Taiwan Mobile Co., Ltd. (m)	204
333	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	985
195	United Microelectronics Corp. (m)	102

		4,207

	Thailand — 0.7%
52	Advanced Info Service PCL (m)	312
58	Bangkok Bank PCL (m)	366
12	Banpu PCL (m)	215
197	Charoen Pokphand Foods PCL (m)	260
109	Kasikornbank PCL (m)	577
223	Krung Thai Bank PCL (m)	130
93	PTT Exploration & Production PCL (m)	541
97	PTT Global Chemical PCL (m)	216
54	PTT PCL (m)	614
34	Siam Cement PCL (m)	462
124	Siam Commercial Bank PCL (m)	605
35	Thai Oil PCL (m)	77

		4,375

	Turkey — 0.7%
122	Akbank TAS (m)	455
25	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	346
10	BIM Birlesik Magazalar A.S. (m)	409
34	Eregli Demir ve Celik Fabrikalari TAS (a)	44
77	Eregli Demir ve Celik Fabrikalari TAS (m)	107
69	Haci Omer Sabanci Holding A.S. (m)	286
47	KOC Holding A.S. (m)	174
15	Tupras Turkiye Petrol Rafinerileri A.S. (m)	313
89	Turkcell Iletisim Hizmet A.S. (a) (m)	444
198	Turkiye Garanti Bankasi A.S. (a) (m)	729
39	Turkiye Halk Bankasi A.S. (m)	271
172	Turkiye Is Bankasi, Class C (m)	394
110	Yapi ve Kredi Bankasi A.S. (a) (m)	203

		4,175

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — 8.5%
24	3i Group plc (m)	74
5	Admiral Group plc (m)	96
7	Aggreko plc (m)	239
8	AMEC plc (m)	153
33	Anglo American plc (m)	1,259
10	Antofagasta plc (m)	188
33	ARM Holdings plc (m)	282
9	Associated British Foods plc (m)	175
32	AstraZeneca plc (m)	1,404
72	Aviva plc (m)	360
9	Babcock International Group plc (m)	119
80	BAE Systems plc (m)	383
17	Balfour Beatty plc (m)	72
286	Barclays plc (m)	1,012
84	BG Group plc (m)	1,972
52	BHP Billiton plc (m)	1,674
467	BP plc (m)	3,372
48	British American Tobacco plc (m)	2,483
21	British Land Co. plc (m)	166
28	British Sky Broadcasting Group plc (m)	308
191	BT Group plc (m)	654
8	Bunzl plc (m)	134
11	Burberry Group plc (m)	261
15	Capita plc (m)	163
14	Capital Shopping Centres Group plc (m)	73
5	Carnival plc (m)	147
127	Centrica plc (m)	633
27	Cobham plc (m)	98
47	Compass Group plc (m)	488
61	Diageo plc (m)	1,548
6	Eurasian Natural Resources Corp. plc (m)	58
35	G4S plc (m)	158
38	GKN plc (m)	125
124	GlaxoSmithKline plc (m)	2,868
17	Hammerson plc (m)	118
440	HSBC Holdings plc (m)	3,971
14	ICAP plc (m)	84
25	Imperial Tobacco Group plc (m)	990
11	Inmarsat plc (m)	78
7	InterContinental Hotels Group plc (m)	171
85	International Consolidated Airlines Group S.A. (a) (m)	245
37	International Power plc (m)	251
4	Intertek Group plc (m)	160
19	Invensys plc (m)	70
14	Investec plc (m)	78

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
91	ITV plc (m)	124
30	J Sainsbury plc (m)	151
5	Johnson Matthey plc (m)	200
5	Kazakhmys plc (m)	72
58	Kingfisher plc (m)	273
19	Land Securities Group plc (m)	228
144	Legal & General Group plc (m)	275
1,019	Lloyds Banking Group plc (a) (m)	512
4	London Stock Exchange Group plc (m)	67
4	Lonmin plc (m)	71
46	Man Group plc (m)	77
39	Marks & Spencer Group plc (m)	224
20	Meggitt plc (m)	130
87	National Grid plc (m)	944
4	Next plc (m)	204
120	Old Mutual plc (m)	288
20	Pearson plc (m)	378
6	Petrofac Ltd. (m)	182
63	Prudential plc (m)	769
2	Randgold Resources Ltd. (m)	198
15	Reckitt Benckiser Group plc (m)	886
30	Reed Elsevier plc (m)	246
34	Resolution Ltd. (m)	124
22	Rexam plc (m)	150
34	Rio Tinto plc (m)	1,894
46	Rolls-Royce Holdings plc (a) (m)	616
435	Royal Bank of Scotland Group plc (a) (m)	171
87	RSA Insurance Group plc (m)	149
23	SABMiller plc (m)	986
33	Sage Group plc (The) (m)	152
3	Schroders plc (m)	63
18	Segro plc (m)	65
12	Serco Group plc (m)	107
6	Severn Trent plc (m)	161
22	Smith & Nephew plc (m)	219
10	Smiths Group plc (m)	168
23	SSE plc (m)	494
59	Standard Chartered plc (m)	1,433
58	Standard Life plc (m)	210
29	Subsea 7 S.A. (a) (m)	743
12	Tate & Lyle plc (m)	131
198	Tesco plc (m)	1,018
12	TUI Travel plc (m)	37
22	Tullow Oil plc (m)	556
32	Unilever plc (m)	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
17	United Utilities Group plc (m)	170
3	Vedanta Resources plc (m)	59
1,236	Vodafone Group plc (m)	3,422
5	Weir Group plc (The) (m)	145
4	Whitbread plc (m)	137
53	Wm Morrison Supermarkets plc (m)	243

		50,814

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (m)	79
1	Synthes, Inc. (e) (m)	198

		277

	Total Common Stocks (Cost $379,425)	564,960

Investment Companies — 2.0%
	United States — 2.0%
165	iShares MSCI EAFE Index Fund (m)	8,864
34	iShares MSCI Germany Index Fund (m)	755
48	iShares MSCI Pacific ex-Japan Index Fund (m)	2,099

	Total Investment Companies (Cost $11,595)	11,718

Preferred Stocks — 1.5%
	Brazil — 0.5%
27	Banco Bradesco S.A. (m)	429
8	Cia de Bebidas das Americas (m)	340
7	Cia Energetica de Minas Gerais (m)	139
67	Itau Unibanco Holding S.A. (m)	1,053
40	Petroleo Brasileiro S.A. (m)	445
28	Vale S.A., Class A (m)	616

		3,022

	Chile — 0.1%
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	503

SHARES		SECURITY DESCRIPTION	VALUE($)

		Germany — 0.8%
5		Bayerische Motoren Werke AG (m)	282
15		Henkel AG & Co. KGaA (m)	1,146
13		Porsche Automobil Holding SE (m)	814
6		ProSiebenSat.1 Media AG (m)	164
3		RWE AG (m)	136
13		Volkswagen AG (m)	2,374

			4,916

		Italy — 0.1%
959		Telecom Italia S.p.A (a) (m)	898

		United Kingdom — 0.0% (g)
4,881		Rolls-Royce Holdings plc, Class C (a) (m)	8

		Total Preferred Stocks (Cost $3,732)	9,347

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Brazil — 0.0% (g)
—	(h)	Cia de Bebidas das Americas, expiring 06/01/12 (a) (Cost $—)	—(h)

Short-Term Investment — 0.9%
		Investment Company — 0.9%
5,061		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $5,061)	5,061

		Total Investments — 99.3% (Cost $399,813)	591,086
		Other Assets in Excess of Liabilities — 0.7%	4,450

		NET ASSETS — 100.0%	$595,536

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	7.3
Pharmaceuticals	6.2
Automobiles	4.6
Chemicals	4.4
Metals & Mining	4.1
Insurance	4.1
Diversified Telecommunication Services	4.1
Electric Utilities	3.0
Machinery	2.8
Beverages	2.7
Food Products	2.6
Wireless Telecommunication Services	2.2
Industrial Conglomerates	2.0
Food & Staples Retailing	2.0
Mutual Funds	2.0
Real Estate Management & Development	1.5
Electronic Equipment, Instruments & Components	1.4

INDUSTRY	PERCENTAGE
Energy Equipment & Services	1.4%
Trading Companies & Distributors	1.3
Capital Markets	1.3
Diversified Financial Services	1.3
Software	1.2
Media	1.2
Semiconductors & Semiconductor Equipment	1.2
Electrical Equipment	1.2
Tobacco	1.1
Textiles, Apparel & Luxury Goods	1.1
Auto Components	1.1
Multi-Utilities	1.0
Real Estate Investment Trusts (REITs)	1.0
Construction Materials	1.0
Road & Rail	1 .0
Others (each less than 1.0%)	13.1
Short-Term Investment	0.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	TOPIX Index	06/07/12	$2,814	$(171)
169	Euro STOXX 50	06/15/12	5,054	(378)
17	FTSE 100 Index	06/15/12	1,577	(6)

				$(555)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.3%
	Australia — 2.1%
344	Australia & New Zealand Banking Group Ltd. (m)	8,511
494	Westfield Group (m)	4,723

		13,234

	Belgium — 1.3%
66	Solvay S.A. (m)	8,028

	Canada — 1.3%
380	First Quantum Minerals Ltd. (m)	7,899

	China — 1.4%
2,151	CNOOC Ltd. (m)	4,545
1,152	Sands China Ltd. (m)	4,511

		9,056

	Denmark — 2.0%
38	Carlsberg A/S, Class B (m)	3,274
62	Novo Nordisk A/S, Class B (m)	9,099

		12,373

	Finland — 1.2%
265	Ruukki Group OYJ (a) (m)	298
519	Stora Enso OYJ, Class R (m)	3,554
303	UPM-Kymmene OYJ (m)	3,884

		7,736

	France — 4.1%
33	Sanofi (m)	2,483
155	Schneider Electric S.A. (a) (m)	9,519
125	Sodexo (m)	9,959
286	Suez Environnement Co. (m)	4,030

		25,991

	Germany — 7.4%
53	Allianz SE (m)	5,950
95	BASF SE (m)	7,791
169	Bayer AG (m)	11,885
71	Bayerische Motoren Werke AG (m)	6,753
126	Deutsche Boerse AG (m)	7,899
295	E.ON AG (m)	6,674

		46,952

	Hong Kong — 3.2%
3,031	Belle International Holdings Ltd. (m)	5,914
2,784	China Overseas Land & Investment Ltd. (m)	6,016
639	Hutchison Whampoa Ltd. (m)	6,122
166	Sun Hung Kai Properties Ltd. (m)	1,988

		20,040

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.9%
15,605	Perusahaan Gas Negara Persero Tbk PT (m)	5,667

	Ireland — 2.6%
485	Experian plc (m)	7,663
273	Shire plc (m)	8,906

		16,569

	Israel — 0.8%
105	Teva Pharmaceutical Industries Ltd., ADR (m)	4,824

	Italy — 1.2%
1,589	Snam S.p.A. (m)	7,548

	Japan — 18.0%
123	Bridgestone Corp. (m)	2,908
206	Canon, Inc. (m)	9,319
3	Dai-ichi Life Insurance Co., Ltd. (The) (m)	4,333
64	East Japan Railway Co. (m)	3,969
1,351	Fujitsu Ltd. (m)	6,566
1,167	Hitachi Ltd. (m)	7,433
194	Honda Motor Co., Ltd. (m)	6,985
2	Japan Tobacco, Inc. (m)	9,778
684	JX Holdings, Inc. (m)	3,861
1	KDDI Corp. (m)	3,725
768	Marubeni Corp. (m)	5,333
923	Mitsubishi Electric Corp. (m)	8,108
335	Mitsubishi Estate Co., Ltd. (m)	5,922
742	Mitsubishi Heavy Industries Ltd. (m)	3,365
1,596	Mitsubishi UFJ Financial Group, Inc. (m)	7,661
350	Mitsui & Co., Ltd. (m)	5,470
776	Nissan Motor Co., Ltd. (m)	8,071
34	Nitori Holdings Co., Ltd. (m)	3,129
207	Sumitomo Mitsui Financial Group, Inc. (m)	6,637
84	Yamato Holdings Co., Ltd. (m)	1,301

		113,874

	Netherlands — 9.0%
144	ASML Holding N.V. (m)	7,305
182	European Aeronautic Defence and Space Co. N.V. (m)	7,176
399	ING Groep N.V., CVA (a) (m)	2,816
715	Royal Dutch Shell plc, Class A (m)	25,489
411	Unilever N.V., CVA (m)	14,078

		56,864

	New Zealand — 0.6%
1,662	Telecom Corp. of New Zealand Ltd. (m)	3,573

	South Korea — 2.0%
10	Samsung Electronics Co., Ltd. (m)	12,761

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — 1.7%
34	Banco Santander S.A. (f) (i)	211
865	Banco Santander S.A. (m)	5,436
54	Inditex S.A. (m)	4,912

		10,559

	Sweden — 1.7%
260	Swedbank AB, Class A (m)	4,284
658	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	6,523

		10,807

	Switzerland — 5.6%
130	Cie Financiere Richemont S.A., Class A (m)	8,021
185	Nestle S.A. (m)	11,312
51	Roche Holding AG (m)	9,258
110	Swiss Re AG (a) (m)	6,876

		35,467

	Taiwan — 0.7%
751	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	4,548

	United Kingdom — 25.5%
687	BG Group plc (m)	16,204
264	British American Tobacco plc (m)	13,535
1,522	BT Group plc (m)	5,207
1,525	Centrica plc (m)	7,589
625	GlaxoSmithKline plc (m)	14,448
1,896	HSBC Holdings plc (m)	17,115
483	InterContinental Hotels Group plc (m)	11,526
1,120	Kingfisher plc (m)	5,282
339	Pearson plc (m)	6,393

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
902	Premier Farnell plc (m)	3,146
614	Prudential plc (m)	7,521
276	Rio Tinto plc (m)	15,455
188	SABMiller plc (m)	7,900
285	Standard Chartered plc (m)	6,964
230	Tullow Oil plc (m)	5,736
5,981	Vodafone Group plc (m)	16,555

		160,576

	Total Common Stocks (Cost $554,552)	594,946

Preferred Stocks — 2.6%
	Germany — 2.6%
112	Henkel AG & Co. KGaA (m)	8,331
44	Volkswagen AG (m)	8,247

	Total Preferred Stocks (Cost $12,067)	16,578

Short-Term Investment — 3.8%
	Investment Company — 3.8%
23,844	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $23,844)	23,844

	Total Investments — 100.7% (Cost $590,463)	635,368
	Liabilities in Excess of Other Assets — (0.7)%	(4,473)

	NET ASSETS — 100.0%	$630,895

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.6%
Commercial Banks	8.9
Oil, Gas & Consumable Fuels	8.8
Automobiles	4.7
Hotels, Restaurants & Leisure	4.1
Food Products	4.0
Insurance	3.9
Metals & Mining	3.7
Tobacco	3.7
Wireless Telecommunication Services	3.2
Semiconductors & Semiconductor Equipment	3.2
Specialty Retail	3.0
Electrical Equipment	2.8
Chemicals	2.5
Electronic Equipment, Instruments & Components	2.4
Real Estate Management & Development	2.2
Gas Utilities	2.1
Multi-Utilities	1.8

INDUSTRY	PERCENTAGE
Beverages	1.8%
Trading Companies & Distributors	1.7
Diversified Financial Services	1.7
Office Electronics	1.5
Diversified Telecommunication Services	1.4
Household Products	1.3
Textiles, Apparel & Luxury Goods	1.3
Professional Services	1.2
Paper & Forest Products	1.2
Aerospace & Defense	1.1
Electric Utilities	1.1
Computers & Peripherals	1.0
Communications Equipment	1.0
Media	1.0
Industrial Conglomerates	1.0
Others (each less than 1.0%)	2.3
Short-Term Investment	3.8

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
82,440,850	JPY
990,012	for AUD	Royal Bank of Canada	05/11/12	$1,031	#	$1,033	#	$2
94,717,742	JPY
1,172,184	for CAD	Barclays Bank plc	05/11/12	1,186	#	1,186	#	— (h)
302,905,707	JPY
2,858,432	for EUR	Barclays Bank plc	05/11/12	3,784	#	3,794	#	10
88,653,150	JPY
715,291	for GBP	State Street Corp.	05/11/12	1,161	#	1,111	#	(50)
1,175,156	AUD
911,884	for EUR	Barclays Bank plc	05/11/12	1,207	#	1,223	#	16
1,169,047	AUD
760,827	for GBP	Barclays Bank plc	05/11/12	1,235	#	1,217	#	(18)
1,183,032	AUD
759,590	for GBP	State Street Corp.	05/11/12	1,232	#	1,231	#	(1)
1,828,934	AUD
154,518,180	for JPY	Union Bank of Switzerland AG	05/11/12	1,936	#	1,904	#	(32)
1,115,159	CHF
928,263	for EUR	State Street Corp.	05/11/12	1,229	#	1,229	#	— (h)
2,657,997	CHF
244,641,532	for JPY	Union Bank of Switzerland AG	05/11/12	3,064	#	2,928	#	(136)
6,449,558	NOK
840,107	for EUR	Credit Suisse International	05/11/12	1,113	#	1,127	#	14

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
883,148	EUR
736,355	for GBP	BNP Paribas	05/11/12	$1,195	#	$1,169	#	$(26)
877,929	EUR
730,639	for GBP	Union Bank of Switzerland AG	05/11/12	1,186	#	1,162	#	(24)
850,197	EUR
707,789	for GBP	Westpac Banking Corp.	05/11/12	1,149	#	1,126	#	(23)
1,083,689	EUR
11,108,094	for HKD	Barclays Bank plc	05/11/12	1,431	#	1,434	#	3
1,013,186	EUR
9,068,233	for SEK	Credit Suisse International	05/11/12	1,348	#	1,341	#	(7)
577,628	CAD
48,446,989	for JPY	Westpac Banking Corp.	05/11/12	607	#	585	#	(22)
777,508	GBP
95,164,461	for JPY	Credit Suisse International	05/11/12	1,192	#	1,262	#	70
37,131,500	AUD	Westpac Banking Corp.	05/11/12	39,408		38,651		(757)
2,943,383	CHF	Barclays Bank plc	05/11/12	3,260		3,243		(17)
2,351,161	CHF	State Street Corp.	05/11/12	2,569		2,591		22
13,035,493	CHF	Union Bank of Switzerland AG	05/11/12	14,178		14,363		185
933,374	EUR	Barclays Bank plc	05/11/12	1,234		1,236		2
1,539,718	EUR	Citibank, N.A.	05/11/12	2,016		2,038		22
2,264,837	EUR	Credit Suisse International	05/11/12	3,021		2,998		(23)
1,124,995	EUR	Goldman Sachs International	05/11/12	1,475		1,489		14
5,891,846	EUR	HSBC Bank, N.A.	05/11/12	7,760		7,799		39
2,728,242	EUR	Royal Bank of Scotland	05/11/12	3,592		3,612		20
1,375,642	EUR	State Street Corp.	05/11/12	1,808		1,821		13
3,415,318	GBP	Barclays Bank plc	05/11/12	5,466		5,542		76
1,800,903	GBP	Credit Suisse International	05/11/12	2,872		2,923		51
1,268,495	GBP	Goldman Sachs International	05/11/12	1,993		2,059		66
2,670,789	GBP	HSBC Bank, N.A.	05/11/12	4,279		4,334		55
769,547	GBP	Royal Bank of Canada	05/11/12	1,249		1,249		— (h)
1,475,797	GBP	Royal Bank of Scotland	05/11/12	2,339		2,395		56
1,531,966	GBP	State Street Corp.	05/11/12	2,433		2,486		53
1,103,941	GBP	Union Bank of Switzerland AG	05/11/12	1,755		1,791		36
13,622,270	HKD	Barclays Bank plc	05/11/12	1,755		1,756		1
17,879,334	HKD	Royal Bank of Canada	05/11/12	2,304		2,304		— (h)
351,078,355	JPY	Barclays Bank plc	05/11/12	4,226		4,398		172
100,207,947	JPY	Credit Suisse International	05/11/12	1,252		1,255		3
370,442,273	JPY	HSBC Bank, N.A.	05/11/12	4,557		4,640		83
261,726,349	JPY	Royal Bank of Canada	05/11/12	3,214		3,278		64
132,633,403	JPY	Royal Bank of Scotland	05/11/12	1,579		1,661		82
202,127,993	JPY	State Street Corp.	05/11/12	2,447		2,532		85
309,179,614	JPY	Union Bank of Switzerland AG	05/11/12	4,039		3,873		(166)
294,074,888	JPY	Westpac Banking Corp.	05/11/12	3,751		3,684		(67)
23,639,066	NOK	Union Bank of Switzerland AG	05/11/12	4,042		4,129		87
27,150,000	SEK	Citibank, N.A.	05/11/12	4,065		4,038		(27)
42,153,500	SEK	HSBC Bank, N.A.	05/11/12	6,239		6,269		30
1,081,790	SGD	BNP Paribas	05/11/12	865		874		9
11,653,909	SGD	HSBC Bank, N.A.	05/11/12	9,372		9,417		45
				$182,700		$182,790		$90

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,760,492	AUD	Union Bank of Switzerland AG	05/11/12	$1,872	$1,832	$40
6,635,751	CAD	Westpac Banking Corp.	05/11/12	6,614	6,716	(102)
2,805,216	CHF	Barclays Bank plc	05/11/12	3,077	3,090	(13)
2,289,105	CHF	Royal Bank of Scotland	05/11/12	2,498	2,523	(25)
16,760,687	EUR	Barclays Bank plc	05/11/12	21,975	22,187	(212)
1,111,194	EUR	Credit Suisse International	05/11/12	1,484	1,471	13
697,796	EUR	Morgan Stanley	05/11/12	920	924	(4)
2,916,138	EUR	Royal Bank of Scotland	05/11/12	3,841	3,860	(19)
1,258,047	EUR	Union Bank of Switzerland AG	05/11/12	1,666	1,666	— (h)
4,187,914	EUR	Westpac Banking Corp.	05/11/12	5,595	5,543	52
21,912,443	GBP	Barclays Bank plc	05/11/12	34,639	35,559	(920)
560,000	GBP	BNP Paribas	05/11/12	882	909	(27)
561,817	GBP	Citibank, N.A.	05/11/12	886	912	(26)
927,299	GBP	Credit Suisse International	05/11/12	1,483	1,504	(21)
778,779	GBP	Goldman Sachs International	05/11/12	1,241	1,263	(22)
1,200,922	GBP	HSBC Bank, N.A.	05/11/12	1,888	1,949	(61)
1,543,048	GBP	Royal Bank of Canada	05/11/12	2,450	2,504	(54)
1,404,467	GBP	Union Bank of Switzerland AG	05/11/12	2,218	2,280	(62)
4,394,520	GBP	Westpac Banking Corp.	05/11/12	7,004	7,132	(128)
59,007,222	HKD	Barclays Bank plc	05/11/12	7,609	7,606	3
7,690,338	HKD	Morgan Stanley	05/11/12	991	991	— (h)
11,506,093	HKD	Royal Bank of Canada	05/11/12	1,482	1,483	(1)
372,759,424	JPY	Credit Suisse International	05/11/12	4,601	4,669	(68)
818,041,371	JPY	Morgan Stanley	05/11/12	9,916	10,247	(331)
96,988,235	JPY	Royal Bank of Canada	05/11/12	1,180	1,215	(35)
217,531,834	JPY	Westpac Banking Corp.	05/11/12	2,809	2,725	84
2,001,474	NZD	Barclays Bank plc	05/11/12	1,658	1,636	22
1,210,000	NZD	Westpac Banking Corp.	05/11/12	980	989	(9)
5,000,000	SEK	HSBC Bank, N.A.	05/11/12	745	743	2
				$134,204	$136,128	$(1,924)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Australia — 2.4%
1,991	Australia & New Zealand Banking Group Ltd. (m)	49,323

	Belgium — 1.2%
206	Solvay S.A. (m)	25,145

	Canada — 0.7%
711	First Quantum Minerals Ltd. (m)	14,765

	China — 2.1%
30,347	China Construction Bank Corp., Class H (m)	23,551
9,664	CNOOC Ltd. (m)	20,421

		43,972

	Finland — 1.4%
949	Ruukki Group OYJ (a) (m)	1,068
2,170	UPM-Kymmene OYJ (m)	27,851

		28,919

	France — 8.2%
633	BNP Paribas S.A. (m)	25,567
504	Cie de St-Gobain (m)	21,143
576	GDF Suez (m)	13,262
504	Sanofi (m)	38,465
512	Schneider Electric S.A. (a) (m)	31,529
365	Sodexo (m)	29,056
866	Suez Environnement Co. (m)	12,217

		171,239

	Germany — 8.8%
377	Allianz SE (m)	42,028
273	BASF SE (m)	22,517
615	Bayer AG (m)	43,330
210	Bayerische Motoren Werke AG (m)	19,930
533	Deutsche Bank AG (m)	23,129
1,468	E.ON AG (m)	33,239

		184,173

	Hong Kong — 1.5%
3,343	Hutchison Whampoa Ltd. (m)	32,026

	Ireland — 0.7%
924	Experian plc (m)	14,587

	Israel — 0.9%
416	Teva Pharmaceutical Industries Ltd., ADR (m)	19,026

	Italy — 4.4%
2,246	ENI S.p.A. (m)	49,900
6,167	Snam S.p.A. (m)	29,297
3,396	UniCredit S.p.A. (m)	13,545

		92,742

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 22.4%
618	Asahi Group Holdings Ltd. (m)	13,907
575	Bridgestone Corp. (m)	13,603
605	Canon, Inc. (m)	27,432
242	East Japan Railway Co. (m)	15,050
5,469	Fujitsu Ltd. (m)	26,581
5,109	Hitachi Ltd. (m)	32,541
1,043	Honda Motor Co., Ltd. (m)	37,537
6	Japan Tobacco, Inc. (m)	35,864
3,169	JX Holdings, Inc. (m)	17,877
3	KDDI Corp. (m)	18,330
2,557	Marubeni Corp. (m)	17,755
2,431	Mitsubishi Electric Corp. (m)	21,355
1,088	Mitsui & Co., Ltd. (m)	16,988
512	Nippon Telegraph & Telephone Corp. (m)	23,170
3,601	Nissan Motor Co., Ltd. (m)	37,443
165	ORIX Corp. (m)	15,732
2,740	Sumitomo Corp. (m)	38,940
1,642	Sumitomo Mitsui Financial Group, Inc. (m)	52,526
418	Yamato Holdings Co., Ltd. (m)	6,439

		469,070

	Luxembourg — 0.8%
977	ArcelorMittal (m)	16,964

	Netherlands — 6.4%
770	European Aeronautic Defence and Space Co. N.V. (m)	30,444
1,986	ING Groep N.V., CVA (a) (m)	14,012
2,004	Royal Dutch Shell plc, Class A (m)	71,491
519	Unilever N.V., CVA (m)	17,773

		133,720

	New Zealand — 0.9%
9,137	Telecom Corp. of New Zealand Ltd. (m)	19,644

	South Africa — 0.6%
2,364	African Bank Investments Ltd. (m)	11,821

	South Korea — 2.3%
888	KT Corp., ADR (m)	11,415
29	Samsung Electronics Co., Ltd. (m)	35,829

		47,244

	Spain — 1.7%
48	Banco Bilbao Vizcaya Argentaria S.A. (f) (i)	327
2,326	Banco Bilbao Vizcaya Argentaria S.A. (m)	15,738
984	Repsol YPF S.A. (m)	18,913

		34,978

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — 3.4%
3,543	Nordea Bank AB (m)	31,360
698	Swedbank AB, Class A (m)	11,527
2,873	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	28,482

		71,369

	Switzerland — 4.0%
767	Credit Suisse Group AG (a) (m)	18,352
190	Roche Holding AG (m)	34,704
498	Swiss Re AG (a) (m)	31,290

		84,346

	Taiwan — 0.5%
3,604	Hon Hai Precision Industry Co., Ltd. (m)	11,333

	United Kingdom — 21.0%
10,532	Barclays plc (m)	37,287
5,866	BP plc (m)	42,378
727	British American Tobacco plc (m)	37,282
7,531	Centrica plc (m)	37,469
1,658	GlaxoSmithKline plc (m)	38,296
6,390	HSBC Holdings plc (m)	57,680
1,056	InterContinental Hotels Group plc (m)	25,176
5,867	Kingfisher plc (m)	27,671
3,179	Prudential plc (m)	38,957
438	SABMiller plc (m)	18,388
28,410	Vodafone Group plc (m)	78,638

		439,222

	Total Common Stocks (Cost $1,867,596)	2,015,628

Preferred Stock — 1.3%
	Germany — 1.3%
145	Volkswagen AG (m) (Cost $15,509)	27,446

Short-Term Investment — 2.7%
	Investment Company — 2.7%
56,085	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $56,085)	56,085

	Total Investments — 100.3% (Cost $1,939,190)	2,099,159
	Liabilities in Excess of Other Assets — (0.3)%	(6,185)

	NET ASSETS — 100.0%	$2,092,974

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.2%
Oil, Gas & Consumable Fuels	10.5
Pharmaceuticals	8.3
Automobiles	5.8
Insurance	5.3
Wireless Telecommunication Services	4.6
Trading Companies & Distributors	3.5
Tobacco	3.5
Multi-Utilities	3.0
Hotels, Restaurants & Leisure	2.6
Diversified Telecommunication Services	2.6
Electrical Equipment	2.5
Chemicals	2.3
Electronic Equipment, Instruments & Components	2.1
Diversified Financial Services	2.0
Capital Markets	2.0
Semiconductors & Semiconductor Equipment	1.7
Electric Utilities	1.6
Metals & Mining	1.6
Beverages	1.5
Industrial Conglomerates	1.5
Aerospace & Defense	1.5
Gas Utilities	1.4
Communications Equipment	1.4
Paper & Forest Products	1.3
Specialty Retail	1.3
Office Electronics	1.3
Computers & Peripherals	1.3
Building Products	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
3,875,903	GBP
4,761,873	for EUR	Credit Suisse International	05/23/12	$6,304	#	$6,289	#	$(15)
2,545,381	GBP
3,084,865	for EUR	Royal Bank of Canada	05/23/12	4,083	#	4,130	#	47
2,588,076	GBP
3,130,232	for EUR	State Street Corp.	05/23/12	4,144	#	4,200	#	56
2,711,693	GBP
3,230,091	for EUR	Westpac Banking Corp.	05/23/12	4,276	#	4,400	#	124
334,264,346	JPY
3,137,937	for EUR	Barclays Bank plc	05/23/12	4,154	#	4,188	#	34
350,148,710	JPY
2,740,000	for GBP	Credit Suisse International	05/23/12	4,446	#	4,386	#	(60)
8,104,743	EUR
6,732,132	for GBP	Barclays Bank plc	05/23/12	10,924	#	10,729	#	(195)
4,754,224	EUR
3,974,740	for GBP	Royal Bank of Canada	05/23/12	6,449	#	6,293	#	(156)
6,182,050	EUR
660,593,453	for JPY	Credit Suisse International	05/23/12	8,276	#	8,184	#	(92)
41,618,933	HKD
3,388,779	for GBP	Credit Suisse International	05/23/12	5,499	#	5,365	#	(134)
9,768,868	CHF
875,982,209	for JPY	Union Bank of Switzerland AG	05/23/12	10,973	#	10,765	#	(208)
3,493,572	AUD	BNP Paribas	05/23/12	3,732		3,631		(101)
142,753,355	AUD	Credit Suisse International	05/23/12	151,825		148,382		(3,443)
36,147,096	CHF	Credit Suisse International	05/23/12	39,343		39,834		491
5,801,728	CHF	Westpac Banking Corp.	05/23/12	6,331		6,394		63
14,114,276	DKK	Credit Suisse International	05/23/12	2,496		2,512		16
8,063,491	EUR	Barclays Bank plc	05/23/12	10,718		10,674		(44)
11,110,213	EUR	Citibank, N.A.	05/23/12	14,672		14,708		36
6,373,818	EUR	Credit Suisse International	05/23/12	8,471		8,438		(33)
7,278,853	EUR	HSBC Bank, N.A.	05/23/12	9,592		9,636		44
7,337,780	EUR	Royal Bank of Canada	05/23/12	9,707		9,714		7
6,000,000	EUR	State Street Corp.	05/23/12	7,969		7,943		(26)
6,145,640	EUR	Union Bank of Switzerland AG	05/23/12	8,072		8,135		63
1,881,210	GBP	Citibank, N.A.	05/23/12	2,944		3,053		109
2,185,909	GBP	HSBC Bank, N.A.	05/23/12	3,444		3,547		103
16,081,836	GBP	Morgan Stanley	05/23/12	25,734		26,095		361
12,557,103	GBP	Westpac Banking Corp.	05/23/12	19,804		20,376		572
200,941,833	HKD	Westpac Banking Corp.	05/23/12	25,920		25,901		(19)
376,393,569	JPY	Barclays Bank plc	05/23/12	4,665		4,715		50
441,213,760	JPY	BNP Paribas	05/23/12	5,296		5,527		231
520,592,052	JPY	Royal Bank of Canada	05/23/12	6,466		6,522		56
112,298,637	NOK	Westpac Banking Corp.	05/23/12	19,615		19,606		(9)
45,641,120	SGD	HSBC Bank, N.A.	05/23/12	36,294		36,882		588
				$492,638		$491,154		$(1,484)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,482,000	AUD	Westpac Banking Corp.	05/23/12	$4,702	$4,659	$43
11,883,065	CAD	BNP Paribas	05/23/12	11,906	12,024	(118)
8,274,986	CHF	Barclays Bank plc	05/23/12	8,965	9,119	(154)
1,678,955	CHF	Royal Bank of Canada	05/23/12	1,853	1,851	2
2,687,621	EUR	Barclays Bank plc	05/23/12	3,592	3,558	34
27,608,117	EUR	BNP Paribas	05/23/12	36,031	36,548	(517)
2,353,166	EUR	Credit Suisse International	05/23/12	3,115	3,115	— (h)
7,447,936	EUR	Goldman Sachs International	05/23/12	10,012	9,859	153
52,026,027	EUR	HSBC Bank, N.A.	05/23/12	68,369	68,872	(503)
5,084,354	EUR	Royal Bank of Canada	05/23/12	6,739	6,731	8
3,881,055	GBP	Barclays Bank plc	05/23/12	6,190	6,297	(107)
8,240,700	GBP	BNP Paribas	05/23/12	13,004	13,372	(368)
74,277,400	GBP	HSBC Bank, N.A.	05/23/12	117,530	120,527	(2,997)
1,737,108	GBP	Royal Bank of Canada	05/23/12	2,756	2,819	(63)
622,564,935	JPY	Barclays Bank plc	05/23/12	7,471	7,799	(328)
1,238,798,443	JPY	BNP Paribas	05/23/12	15,277	15,518	(241)
804,157,383	JPY	Credit Suisse International	05/23/12	9,926	10,074	(148)
592,206,755	JPY	HSBC Bank, N.A.	05/23/12	7,358	7,419	(61)
613,668,292	JPY	Royal Bank of Canada	05/23/12	7,413	7,688	(275)
452,515,354	JPY	Union Bank of Switzerland AG	05/23/12	5,414	5,669	(255)
1,161,578,481	JPY	Westpac Banking Corp.	05/23/12	14,709	14,551	158
12,838,698	NZD	BNP Paribas	05/23/12	10,672	10,483	189
95,188,074	SEK	BNP Paribas	05/23/12	14,114	14,150	(36)
				$387,118	$392,702	$(5,584)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.7%
	Australia — 4.3%
123	Australia & New Zealand Banking Group Ltd. (m)	3,044
130	BHP Billiton Ltd. (m)	4,822
42	Flight Centre Ltd. (m)	913
168	Fortescue Metals Group Ltd. (m)	977
91	Suncorp Group Ltd. (m)	764
112	Westpac Banking Corp. (m)	2,645

		13,165

	Austria — 0.4%
21	Andritz AG (m)	1,083

	Belgium — 1.4%
29	Anheuser-Busch InBev N.V. (m)	2,106
10	Solvay S.A. (m)	1,221
19	Umicore S.A. (m)	1,047

		4,374

	Bermuda — 0.3%
19	Signet Jewelers Ltd. (m)	905

	Brazil — 0.8%
18	Cielo S.A. (m)	537
34	Petroleo Brasileiro S.A., ADR (m)	796
32	Tim Participacoes S.A., ADR (m)	960

		2,293

	China — 2.3%
7	Baidu, Inc., ADR (a) (m)	981
1,361	China Construction Bank Corp., Class H (m)	1,056
778	China Petroleum & Chemical Corp., Class H (m)	826
227	China Shenhua Energy Co., Ltd., Class H (a) (m)	1,002
1,371	Industrial & Commercial Bank of China, Class H (m)	911
133	Ping An Insurance Group Co. of China Ltd., Class H (m)	1,101
245	Sands China Ltd. (m)	958

		6,835

	Denmark — 1.0%
9	Carlsberg A/S, Class B (m)	758
11	FLSmidth & Co. A/S (m)	768
10	Novo Nordisk A/S, Class B (m)	1,435

		2,961

	Finland — 0.9%
19	Metso OYJ (m)	827
21	Nokian Renkaat OYJ (m)	993
82	UPM-Kymmene OYJ (m)	1,047

		2,867

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 9.0%
20	Accor S.A. (m)	707
99	AXA S.A. (a) (m)	1,407
35	BNP Paribas S.A. (m)	1,407
27	Cap Gemini S.A. (m)	1,069
24	Cie de St-Gobain (m)	1,011
13	Danone (m)	941
29	Edenred (m)	926
28	Lafarge S.A. (m)	1,095
8	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,345
11	Pernod-Ricard S.A. (m)	1,140
8	PPR (m)	1,381
9	Remy Cointreau S.A. (m)	1,033
19	Renault S.A. (m)	859
55	Sanofi (m)	4,192
24	Schneider Electric S.A. (a) (m)	1,489
33	Societe Generale S.A. (m)	790
11	Technip S.A. (m)	1,229
71	Total S.A. (m)	3,405
21	Vinci S.A. (m)	987
9	Zodiac Aerospace (m)	1,026

		27,439

	Germany — 8.2%
20	Allianz SE (m)	2,232
44	BASF SE (m)	3,600
42	Bayer AG (m)	2,940
11	Bayerische Motoren Werke AG (m)	1,017
11	Bilfinger Berger SE (m)	970
10	Continental AG (m)	978
46	Deutsche Bank AG (m)	2,016
62	Deutsche Post AG (m)	1,161
44	E.ON AG (m)	1,007
47	Freenet AG (m)	813
11	Fresenius SE & Co. KGaA (m)	1,133
103	Infineon Technologies AG (m)	1,031
12	Lanxess AG (m)	937
7	Linde AG (m)	1,236
39	SAP AG (m)	2,563
14	Siemens AG (m)	1,301

		24,935

	Hong Kong — 2.6%
273	AIA Group Ltd. (m)	966
311	Galaxy Entertainment Group Ltd. (a) (m)	970
266	Hang Lung Properties Ltd. (m)	978
1,772	Hengdeli Holdings Ltd. (m)	706

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Hong Kong — Continued
115		Hutchison Whampoa Ltd. (m)	1,102
20		Jardine Matheson Holdings Ltd. (m)	969
79		Swire Pacific Ltd., Class A (m)	925
214		Wharf Holdings Ltd. (m)	1,266

			7,882

		India — 0.6%
23		HDFC Bank Ltd., ADR (m)	786
137		Yes Bank Ltd. (m)	904

			1,690

		Indonesia — 0.2%
907		Bank Rakyat Indonesia Persero Tbk PT (m)	653

		Ireland — 1.6%
142		Glanbia plc (m)	1,081
21		Kerry Group plc, Class A (m)	947
38		Shire plc (m)	1,223
111		WPP plc (m)	1,501

			4,752

		Israel — 0.4%
28		Teva Pharmaceutical Industries Ltd., ADR (m)	1,295

		Italy — 1.9%
100		ENI S.p.A. (m)	2,221
81		Pirelli & C. S.p.A. (m)	984
113		Prada S.p.A. (a) (m)	764
198		Snam S.p.A. (m)	940
7		Tod’s S.p.A. (m)	832

			5,741

		Japan — 16.7%
81		Anritsu Corp. (m)	1,057
44		Asahi Group Holdings Ltd. (m)	1,000
16		Autobacs Seven Co., Ltd. (m)	768
41		Bridgestone Corp. (m)	961
26		Canon, Inc. (m)	1,160
40		Century Tokyo Leasing Corp. (m)	794
123		Chiba Bank Ltd. (The) (m)	747
—	(h)	CyberAgent, Inc. (m)	702
52		Daihatsu Motor Co., Ltd. (m)	982
12		Daito Trust Construction Co., Ltd. (m)	1,088
74		Daiwa House Industry Co., Ltd. (m)	955
23		FamilyMart Co., Ltd. (m)	1,033
8		FANUC Corp. (m)	1,315
197		Fukuoka Financial Group, Inc. (m)	820
36		Gree, Inc. (m)	966
164		Hitachi Ltd. (m)	1,044

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
62		Honda Motor Co., Ltd. (m)	2,217
212		Isuzu Motors Ltd. (m)	1,210
105		ITOCHU Corp. (m)	1,186
19		Itochu Techno-Solutions Corp. (m)	849
—	(h)	Japan Tobacco, Inc. (m)	825
177		JX Holdings, Inc. (m)	1,001
284		Kawasaki Heavy Industries Ltd. (m)	852
37		Komatsu Ltd. (m)	1,068
25		Komeri Co., Ltd. (m)	686
26		Konami Corp. (m)	752
103		Kubota Corp. (m)	994
25		Makita Corp. (m)	953
144		Marubeni Corp. (m)	1,000
63		Mitsubishi Corp. (m)	1,365
120		Mitsubishi Electric Corp. (m)	1,054
539		Mitsubishi UFJ Financial Group, Inc. (m)	2,588
85		Mitsui & Co., Ltd. (m)	1,334
15		Murata Manufacturing Co., Ltd. (m)	880
10		Nidec Corp. (m)	899
20		Nippon Telegraph & Telephone Corp. (m)	923
158		Nissan Motor Co., Ltd. (m)	1,641
1		NTT DoCoMo, Inc. (m)	1,059
12		ORIX Corp. (m)	1,108
1		Rakuten, Inc. (m)	964
16		Shin-Etsu Chemical Co., Ltd. (m)	918
21		Softbank Corp. (m)	633
31		Sugi Holdings Co., Ltd. (m)	998
96		Sumitomo Corp. (m)	1,357
53		Sumitomo Mitsui Financial Group, Inc. (m)	1,689
46		Toyota Motor Corp. (m)	1,897
10		Yamada Denki Co., Ltd. (m)	637

			50,929

		Netherlands — 4.4%
24		ASML Holding N.V. (m)	1,224
283		ING Groep N.V., CVA (a) (m)	1,995
15		Koninklijke DSM N.V. (m)	865
185		Royal Dutch Shell plc, Class B (m)	6,759
75		Unilever N.V., CVA (m)	2,553

			13,396

		Norway — 0.7%
90		DnB ASA (m)	972
58		Telenor ASA (m)	1,059

			2,031

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	South Africa — 0.3%
26	Tiger Brands Ltd. (m)	966

	South Korea — 0.8%
5	Hyundai Motor Co. (m)	1,092
1	Samsung Electronics Co., Ltd. (m)	1,195

		2,287

	Spain — 1.5%
48	Amadeus IT Holding S.A., Class A (m)	980
128	Banco Bilbao Vizcaya Argentaria S.A. (a) (m)	867
3	Banco Bilbao Vizcaya Argentaria S.A. (a) (f) (i)	18
32	Endesa S.A. (m)	571
46	Gas Natural SDG S.A. (m)	646
12	Inditex S.A. (m)	1,054
27	Repsol YPF S.A. (m)	511

		4,647

	Sweden — 0.7%
43	NCC AB, Class B (m)	849
37	Svenska Handelsbanken AB, Class A (m)	1,187

		2,036

	Switzerland — 8.5%
58	ABB Ltd. (a) (m)	1,054
21	Cie Financiere Richemont S.A., Class A (m)	1,297
81	Credit Suisse Group AG (a) (m)	1,948
1	Galenica AG (m)	991
103	Nestle S.A. (m)	6,335
65	Novartis AG (m)	3,588
23	Roche Holding AG (m)	4,233
2	Swatch Group AG (The) (m)	1,077
30	Wolseley plc (m)	1,130
113	Xstrata plc (m)	2,180
8	Zurich Insurance Group AG (a) (m)	1,975

		25,808

	Taiwan — 0.3%
66	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,029

	United Arab Emirates — 0.3%
152	Lamprell plc (m)	860

	United Kingdom — 22.6%
92	ARM Holdings plc (m)	779
38	AstraZeneca plc (m)	1,664
290	Aviva plc (m)	1,453
637	Barclays plc (m)	2,254
146	BG Group plc (m)	3,437
17	BHP Billiton plc (m)	534

SHARES	SECURITY DESCRIPTION	VALUE($)

United Kingdom — Continued
343	BP plc (m)	2,478
75	British American Tobacco plc (m)	3,871
88	British Land Co. plc (m)	701
333	BT Group plc (m)	1,138
157	BTG plc (a) (m)	971
56	Burberry Group plc (m)	1,352
248	Centrica plc (m)	1,233
83	Cookson Group plc (m)	977
115	Drax Group plc (m)	1,018
129	easyJet plc (m)	1,039
180	GlaxoSmithKline plc (m)	4,150
276	Highland Gold Mining Ltd. (m)	555
481	HSBC Holdings plc (m)	4,341
65	IMI plc (m)	1,050
48	Imperial Tobacco Group plc (m)	1,912
169	Inchcape plc (m)	1,001
44	InterContinental Hotels Group plc (m)	1,059
735	ITV plc (m)	998
212	Kingfisher plc (m)	998
567	Legal & General Group plc (m)	1,083
176	Marks & Spencer Group plc (m)	1,021
158	Meggitt plc (m)	1,049
26	Mulberry Group plc (m)	987
94	Persimmon plc (m)	962
37	Petrofac Ltd. (m)	1,035
149	Prudential plc (m)	1,828
19	Reckitt Benckiser Group plc (m)	1,132
134	Resolution Ltd. (m)	487
81	Rio Tinto plc (m)	4,568
34	Spectris plc (m)	1,045
125	Standard Chartered plc (m)	3,046
1,391	Taylor Wimpey plc (m)	1,135
58	Travis Perkins plc (m)	987
41	Tullow Oil plc (m)	1,032
1,989	Vodafone Group plc (m)	5,505
33	Weir Group plc (The) (m)	923

		68,788

	Total Common Stocks (Cost $246,384)	281,647

Preferred Stocks — 1.6%
	Brazil — 0.3%
23	Cia de Bebidas das Americas, ADR (m)	947

	Germany — 1.0%
14	Henkel AG & Co. KGaA (m)	1,060
11	Volkswagen AG (m)	2,078

		3,138

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — Continued
	Italy — 0.3%
1,150	Telecom Italia S.p.A. (a) (m)	1,077

	Total Preferred Stocks (Cost $4,259)	5,162

Short-Term Investment — 3.8%
	Investment Company — 3.8%
11,604	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $11,604)	11,604

	Total Investments — 98.1% (Cost $262,247)	298,413
	Other Assets in Excess of Liabilities — 1.9%	5,729

	NET ASSETS — 100.0%	$304,142

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.3%
Pharmaceuticals	8.9
Oil, Gas & Consumable Fuels	7.9
Metals & Mining	4.9
Insurance	4.5
Automobiles	4.4
Food Products	4.3
Machinery	3.0
Wireless Telecommunication Services	3.0
Chemicals	2.9
Trading Companies & Distributors	2.8
Textiles, Apparel & Luxury Goods	2.6
Beverages	2.3
Tobacco	2.2
Specialty Retail	1.9
Semiconductors & Semiconductor Equipment	1.8
Real Estate Management & Development	1.7
Hotels, Restaurants & Leisure	1.5
Electrical Equipment	1.5
Industrial Conglomerates	1.5
Diversified Telecommunication Services	1.4
Electronic Equipment, Instruments & Components	1.3
Capital Markets	1.3
Auto Components	1.3
Diversified Financial Services	1.3
Construction & Engineering	1.2
IT Services	1.2
Software	1.1
Media	1.1
Energy Equipment & Services	1.0
Others (each less than 1.0%)	10.0
Short-Term Investment	3.9

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— CHESS Depositary Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$—	—%
International Equity Fund	78	—	(g)
International Equity Index Fund	106	—	(g)
International Opportunities Fund	211	—	(g)
International Value Fund	327	—	(g)
Intrepid International Fund	18	—	(g)

	In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A to the notes to financial statements are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$264,531	71.9%
	Emerging Markets Equity Fund	1,501,879	65.2
	Global Equity Income Fund	18,361	67.2
	Global Opportunities Fund	2,226	48.0
	International Equity Fund	844,177	98.0
	International Equity Index Fund	559,232	94.6
	International Opportunities Fund	598,591	94.2
	International Value Fund	1,997,542	95.2
	Intrepid International Fund	279,460	93.6

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$363,425		$2,248,376		$26,517
Investments in affiliates, at value	4,350		53,760		825

Total investment securities, at value	367,775		2,302,136		27,342
Cash	2,589		183		26
Foreign currency, at value	2,202		2,293		38
Receivables:
Investment securities sold	149		—		690
Fund shares sold	4,468		8,863		—
Dividends from non-affiliates	1,270		5,491		107
Dividends from affiliates	1		10		—	(a)
Tax reclaims	—		—		14
Unrealized appreciation on forward foreign currency exchange contracts	—		—		17
Due from Advisor	—		—		13
Prepaid expenses	2		—		41

Total Assets	378,456		2,318,976		28,288

LIABILITIES:
Payables:
Dividends	—		—		1
Investment securities purchased	—	(a)	10		412
Fund shares redeemed	50		6,692		11
Unrealized depreciation on forward foreign currency exchange contracts	—		—		87
Accrued liabilities:
Investment advisory fees	294		1,889		—
Administration fees	—		165		—
Shareholder servicing fees	19		396		4
Distribution fees	8		91		1
Custodian and accounting fees	18		195		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	1		981		3
Audit fees	47		40		33
Other	12		216		13

Total Liabilities	449		10,675		571

Net Assets	$378,007		$2,308,301		$27,717

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid-in-Capital	$399,919	$1,979,089	$26,429
Accumulated undistributed (distributions in excess of) net investment income	902	(685)	47
Accumulated net realized gains (losses)	(34,446)	(63,675)	(397)
Net unrealized appreciation (depreciation)	11,632	393,572	1,638

Total Net Assets	$378,007	$2,308,301	$27,717

Net Assets:
Class A	$32,584	$278,564	$753
Class B	—	6,967	—
Class C	1,448	46,152	600
Class R2	—	—	445
Class R5	260,872	—	446
Institutional Class	—	635,003	—
Select Class	83,103	1,341,615	25,473

Total	$378,007	$2,308,301	$27,717

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,404	12,537	54
Class B	—	319	—
Class C	108	2,127	43
Class R2	—	—	32
Class R5	19,187	—	32
Institutional Class	—	27,822	—
Select Class	6,119	59,398	1,838

Net Asset Value: (a)
Class A — Redemption price per share	$13.56	$22.22	$13.85
Class B — Offering price per share (b)	—	21.86	—
Class C — Offering price per share (b)	13.43	21.70	13.82
Class R2 — Offering and redemption price per share	—	—	13.84
Class R5 — Offering and redemption price per share	13.60	—	13.87
Institutional Class — Offering and redemption price per share	—	22.82	—
Select Class — Offering and redemption price per share	13.58	22.59	13.86
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.31	$23.45	$14.62

Cost of investments in non-affiliates	$351,789	$1,854,810	$24,811
Cost of investments in affiliates	4,350	53,760	825
Cost of foreign currency	2,204	2,291	38

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

	Global Opportunities Fund		International Equity Fund		International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,616		$819,005		$586,025
Investments in affiliates, at value	25		43,085		5,061

Total investment securities, at value	4,641		862,090		591,086
Cash	61		140		148
Foreign currency, at value	10		248		2,726
Deposits at broker for futures contracts	—		—		617
Receivables:
Investment securities sold	37		4,271		—
Fund shares sold	—		13,464		339
Dividends from non-affiliates	14		4,189		2,820
Dividends from affiliates	—	(a)	6		1
Tax reclaims	2		1,708		559
Unrealized appreciation on forward foreign currency exchange contracts	5		—		—
Due from Advisor	29		—		—
Prepaid expenses	30		17		5

Total Assets	4,829		886,133		598,301

LIABILITIES:
Payables:
Investment securities purchased	34		22,042		1,774
Fund shares redeemed	—	(a)	335		230
Variation margin on futures contracts	—		—		21
Unrealized depreciation on forward foreign currency exchange contracts	12		—		—
Accrued liabilities:
Investment advisory fees	—		465		267
Administration fees	—		—		42
Shareholder servicing fees	1		66		19
Distribution fees	1		34		32
Custodian and accounting fees	9		28		37
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	5
Deferred India capital gains tax	—		—		13
Transfer agent fees	4		152		220
Audit fees	39		41		34
Other	—	(a)	74		71

Total Liabilities	100		23,237		2,765

Net Assets	$4,729		$862,896		$595,536

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid-in-Capital	$5,332	$742,886	$490,010
Accumulated undistributed (distributions in excess of) net investment income	22	4,450	729
Accumulated net realized gains (losses)	(1,129)	(26,077)	(86,057)
Net unrealized appreciation (depreciation)	504	141,637	190,854

Total Net Assets	$4,729	$862,896	$595,536

Net Assets:
Class A	$1,362	$99,821	$96,079
Class B	—	2,502	3,557
Class C	447	19,050	16,061
Class R2	57	229	551
Class R5	100	61,883	—
Class R6	57	484,687	—
Select Class	2,706	194,724	479,288

Total	$4,729	$862,896	$595,536

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	101	7,486	5,743
Class B	—	194	230
Class C	33	1,493	989
Class R2	4	17	33
Class R5	7	4,587	—
Class R6	4	35,936	—
Select Class	200	14,432	28,484

Net Asset Value: (a)
Class A — Redemption price per share	$13.54	$13.33	$16.73
Class B — Offering price per share (b)	—	12.91	15.49
Class C — Offering price per share (b)	13.49	12.76	16.24
Class R2 — Offering and redemption price per share	13.44	13.29	16.55
Class R5 — Offering and redemption price per share	13.54	13.49	—
Class R6 — Offering and redemption price per share	13.53	13.49	—
Select Class — Offering and redemption price per share	13.54	13.49	16.83
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.29	$14.07	$17.66

Cost of investments in non-affiliates	$4,105	$677,570	$394,752
Cost of investments in affiliates	25	43,085	5,061
Cost of foreign currency	10	248	2,649

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$611,524	$2,043,074	$286,809
Investments in affiliates, at value	23,844	56,085	11,604

Total investment securities, at value	635,368	2,099,159	298,413
Cash	107	112	65
Foreign currency, at value	1,230	2,364	206
Receivables:
Investment securities sold	12,655	5,305	2,015
Fund shares sold	11,238	5,507	7,389
Dividends from non-affiliates	3,080	10,434	1,398
Dividends from affiliates	3	8	1
Tax reclaims	325	1,622	256
Variation margin on futures contracts	—	46	—
Unrealized appreciation on forward foreign currency exchange contracts	1,702	3,638	—
Prepaid expenses	2	1	15

Total Assets	665,710	2,128,196	309,758

LIABILITIES:
Payables:
Investment securities purchased	27,666	19,175	5,194
Fund shares redeemed	3,168	2,682	76
Unrealized depreciation on forward foreign currency exchange contracts	3,536	10,706	—
Accrued liabilities:
Investment advisory fees	294	1,010	187
Administration fees	43	147	—	(a)
Shareholder servicing fees	19	348	9
Distribution fees	10	36	7
Custodian and accounting fees	18	78	33
Trustees’ and Chief Compliance Officer’s fees	1	5	1
Other	60	1,035	109

Total Liabilities	34,815	35,222	5,616

Net Assets	$630,895	$2,092,974	$304,142

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$673,605	$2,495,255	$832,584
Accumulated undistributed (distributions in excess of) net investment income	6,180	18,956	1,832
Accumulated net realized gains (losses)	(92,098)	(574,455)	(566,469)
Net unrealized appreciation (depreciation)	43,208	153,218	36,195

Total Net Assets	$630,895	$2,092,974	$304,142

Net Assets:
Class A	$47,307	$116,092	$32,680
Class B	512	3,212	—
Class C	534	16,149	1,008
Class R2	—	759	84
Class R6	511,983	18,581	—
Institutional Class	41,242	591,772	258,986
Select Class	29,317	1,346,409	11,384

Total	$630,895	$2,092,974	$304,142

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,807	9,628	2,069
Class B	41	269	—
Class C	44	1,374	63
Class R2	—	64	5
Class R6	40,530	1,519	—
Institutional Class	3,262	48,367	16,089
Select Class	2,327	110,626	697

Net Asset Value: (a)
Class A — Redemption price per share	$12.43	$12.06	$15.80
Class B — Offering price per share (b)	12.47	11.95	—
Class C — Offering price per share (b)	12.15	11.75	15.94
Class R2 — Offering and redemption price per share	—	11.89	15.67
Class R6 — Offering and redemption price per share	12.63	12.23	—
Institutional Class — Offering and redemption price per share	12.64	12.23	16.10
Select Class — Offering and redemption price per share	12.60	12.17	16.34
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.12	$12.73	$16.68

Cost of investments in non-affiliates	$566,619	$1,883,105	$250,643
Cost of investments in affiliates	23,844	56,085	11,604
Cost of foreign currency	1,224	2,350	206

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$— (a)
Dividend income from non-affiliates	4,432	17,291	630
Dividend income from affiliates	6	37	— (a)
Foreign taxes withheld	(222)	(576)	(36)

Total investment income	4,216	16,752	594

EXPENSES:
Investment advisory fees	1,765	10,866	103
Administration fees	155	954	11
Distribution fees:
Class A	44	329	1
Class B	—	27	—
Class C	3	164	2
Class R2	—	—	1
Shareholder servicing fees:
Class A	44	329	1
Class B	—	9	—
Class C	1	54	1
Class R2	—	—	1
Class R5	60	—	— (a)
Institutional Class	—	297	—
Select Class	97	1,580	30
Custodian and accounting fees	173	808	39
Interest expense to affiliates	1	2	—
Professional fees	35	49	30
Trustees’ and Chief Compliance Officer’s fees	2	10	— (a)
Printing and mailing costs	16	246	8
Registration and filing fees	24	74	12
Transfer agent fees	56	1,334	4
Offering costs	—	—	37
Other	5	4	4

Total expenses	2,481	17,136	285

Less amounts waived	(127)	(47)	(119)
Less expense reimbursements	—	—	(34)

Net expenses	2,354	17,089	132

Net investment income (loss)	1,862	(337)	462

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(15,415)	(53,070)	(363)
Foreign currency transactions	(284)	(164)	108

Net realized gain (loss)	(15,699)	(53,234)	(255)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	45,081	165,674	1,885
Foreign currency translations	(9)	(21)	(63)

Change in net unrealized appreciation (depreciation)	45,072	165,653	1,822

Net realized/unrealized gains (losses)	29,373	112,419	1,567

Change in net assets resulting from operations	$31,235	$112,082	$2,029

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Global Opportunities Fund		International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)	$— (a)	$1
Dividend income from non-affiliates	67		12,930	9,984
Dividend income from affiliates	—	(a)	17	3
Other income	—		52	52
Foreign taxes withheld	(3)		(829)	(895)

Total investment income	64		12,170	9,145

EXPENSES:
Investment advisory fees	13		3,041	1,639
Administration fees	2		334	262
Distribution fees:
Class A	2		124	118
Class B	—		10	14
Class C	1		72	57
Class R2	—	(a)	— (a)	1
Shareholder servicing fees:
Class A	2		124	118
Class B	—		3	5
Class C	—	(a)	24	19
Class R2	—	(a)	— (a)	1
Class R5	—	(a)	14	—
Select Class	3		235	602
Custodian and accounting fees	56		119	216
Interest expense to affiliates	—	(a)	—	1
Professional fees	44		40	39
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	1
Printing and mailing costs	7		66	58
Registration and filing fees	34		47	35
Transfer agent fees	6		257	219
Other	7		8	6

Total expenses	177		4,522	3,411

Less amounts waived	(15)		(860)	(760)
Less expense reimbursements	(137)		—	—

Net expenses	25		3,662	2,651

Net investment income (loss)	39		8,508	6,494

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(232)		(2,484)	(4,888)
Futures	6		—	1,623
Foreign currency transactions	29		(82)	(58)

Net realized gain (loss)	(197)		(2,566)	(3,323)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	554		43,229	10,297 (b)
Futures	—		—	(1,430)
Foreign currency translations	(12)		50	131

Change in net unrealized appreciation (depreciation)	542		43,279	8,998

Net realized/unrealized gains (losses)	345		40,713	5,675

Change in net assets resulting from operations	$384		$49,221	$12,169

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains Tax of approximately $8,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$1	$— (a)
Interest income from affiliates	—	8	—
Dividend income from non-affiliates	10,174	44,309	4,163
Dividend income from affiliates	9	18	4
Other income	35	118	—
Foreign taxes withheld	(692)	(2,559)	(274)

Total investment income	9,526	41,895	3,893

EXPENSES:
Investment advisory fees	1,621	6,090	1,067
Administration fees	237	892	110
Distribution fees:
Class A	60	142	39
Class B	2	12	—
Class C	2	59	4
Class R2	—	2	— (a)
Shareholder servicing fees:
Class A	60	142	39
Class B	1	4	—
Class C	1	20	1
Class R2	—	1	— (a)
Institutional Class	19	274	104
Select Class	35	1,673	14
Custodian and accounting fees	133	301	123
Interest expense to affiliates	—	8	—
Professional fees	39	45	41
Trustees’ and Chief Compliance Officer’s fees	3	10	1
Printing and mailing costs	31	223	7
Registration and filing fees	35	103	35
Transfer agent fees	80	1,167	58
Other	2	—	2

Total expenses	2,361	11,168	1,645

Less amounts waived	(17)	(246)	(300)

Net expenses	2,344	10,922	1,345

Net investment income (loss)	7,182	30,973	2,548

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(21,992)	(116,772)	(7,247)
Futures	411	(596)	—
Foreign currency transactions	1,519	7,832	(54)

Net realized gain (loss)	(20,062)	(109,536)	(7,301)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	51,977	160,477	16,434
Futures	—	(39)	—
Foreign currency translations	(1,377)	(11,345)	2

Change in net unrealized appreciation (depreciation)	50,600	149,093	16,436

Net realized/unrealized gains (losses)	30,538	39,557	9,135

Change in net assets resulting from operations	$37,720	$70,530	$11,683

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,862	$4,223	$(337)	$10,581
Net realized gain (loss)	(15,699)	(16,884)	(53,234)	(16)
Change in net unrealized appreciation (depreciation)	45,072	(34,905)	165,653	(226,329)

Change in net assets resulting from operations	31,235	(47,566)	112,082	(215,764)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(404)	— (a)	—	(1,007)
Class C
From net investment income	(7)	—	—	(39)
Class R5
From net investment income	(3,406)	(248)	—	—
Institutional Class
From net investment income	—	—	(1,158)	(3,282)
Select Class
From net investment income	(1,054)	(126)	(767)	(5,259)

Total distributions to shareholders	(4,871)	(374)	(1,925)	(9,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,410	386,712	34,378	644,976

NET ASSETS:
Change in net assets	31,774	338,772	144,535	419,625
Beginning of period	346,233	7,461	2,163,766	1,744,141

End of period	$378,007	$346,233	$2,308,301	$2,163,766

Accumulated undistributed (distributions in excess of) net investment income	$902	$3,911	$(685)	$1,577

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Six Months Ended 4/30/2012 (Unaudited)	Period Ended 10/31/2011 (a)	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$462	$75	$39	$39
Net realized gain (loss)	(255)	(146)	(197)	(240)
Change in net unrealized appreciation (depreciation)	1,822	(184)	542	(512)

Change in net assets resulting from operations	2,029	(255)	384	(713)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10)	(2)	(14)	(9)
Class C
From net investment income	(7)	(1)	(4)	(3)
Class R2 (b)
From net investment income	(6)	(1)	(1)	—
Class R5
From net investment income	(7)	(1)	(2)	(2)
Class R6 (b)
From net investment income	—	—	(1)	—
Select Class
From net investment income	(391)	(64)	(41)	(45)

Total distributions to shareholders	(421)	(69)	(63)	(59)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	23,165	3,268	(131)	2,168

NET ASSETS:
Change in net assets	24,773	2,944	190	1,396
Beginning of period	2,944	—	4,539	3,143

End of period	$27,717	$2,944	$4,729	$4,539

Accumulated undistributed (distributions in excess of) net investment income	$47	$6	$22	$46

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,508	$13,038	$6,494	$15,743
Net realized gain (loss)	(2,566)	(3,838)	(3,323)	11,150
Change in net unrealized appreciation (depreciation)	43,279	(42,482)	8,998	(92,735)

Change in net assets resulting from operations	49,221	(33,282)	12,169	(65,842)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(424)	(2,093)	(2,361)	(2,889)
Class B
From net investment income	(6)	(39)	(68)	(107)
Class C
From net investment income	(51)	(276)	(261)	(307)
Class R2
From net investment income	(1)	(1)	(11)	(5)
Class R5
From net investment income	(357)	(1,018)	—	—
Class R6
From net investment income	(2,563)	(5,557)	—	—
Select Class
From net investment income	(981)	(3,854)	(13,654)	(13,161)

Total distributions to shareholders	(4,383)	(12,838)	(16,355)	(16,469)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	112,970	108,846	(22,133)	38,549

NET ASSETS:
Change in net assets	157,808	62,726	(26,319)	(43,762)
Beginning of period	705,088	642,362	621,855	665,617

End of period	$862,896	$705,088	$595,536	$621,855

Accumulated undistributed (distributions in excess of) net investment income	$4,450	$325	$729	$10,590

(a)	Commencement of operations was February 28, 2011.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,182	$8,748	$30,973	$45,281
Net realized gain (loss)	(20,062)	(1,059)	(109,536)	46,593
Change in net unrealized appreciation (depreciation)	50,600	(46,324)	149,093	(258,093)

Change in net assets resulting from operations	37,720	(38,635)	70,530	(166,219)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,463)	(363)	(3,673)	(4,623)
Class B
From net investment income	(11)	(16)	(89)	(129)
Class C
From net investment income	(11)	(19)	(433)	(534)
Class R2
From net investment income	—	—	(20)	(37)
Class R6
From net investment income	(12,897)	(1)	(2)	(2)
Institutional Class
From net investment income	(1,204)	(7,005)	(19,820)	(15,255)
Select Class
From net investment income	(791)	(794)	(48,068)	(31,789)

Total distributions to shareholders	(16,377)	(8,198)	(72,105)	(52,369)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	118,968	218,691	924	777,579

NET ASSETS:
Change in net assets	140,311	171,858	(651)	558,991
Beginning of period	490,584	318,726	2,093,625	1,534,634

End of period	$630,895	$490,584	$2,092,974	$2,093,625

Accumulated undistributed (distributions in excess of) net investment income	$6,180	$15,375	$18,956	$60,088

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Intrepid International Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,548	$3,656
Net realized gain (loss)	(7,301)	713
Change in net unrealized appreciation (depreciation)	16,436	(17,717)

Change in net assets resulting from operations	11,683	(13,348)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(328)	(518)
Class C
From net investment income	(2)	(12)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(3,168)	(2,372)
Select Class
From net investment income	(144)	(152)

Total distributions to shareholders	(3,643)	(3,055)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	72,553	88,261

NET ASSETS:
Change in net assets	80,593	71,858
Beginning of period	223,549	151,691

End of period	$304,142	$223,549

Accumulated undistributed (distributions in excess of) net investment income	$1,832	$2,927

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,050	$57,936	$67,650	$175,609
Dividends and distributions reinvested	404	— (a)	—	937
Cost of shares redeemed	(20,806)	(7,318)	(68,291)	(133,303)
Redemption fees	—	— (a)	—	7

Change in net assets from Class A capital transactions	$(13,352)	$50,618	$(641)	$43,250

Class B
Proceeds from shares issued	$—	$—	$148	$646
Cost of shares redeemed	—	—	(1,114)	(2,980)
Redemption fees	—	—	—	— (a)

Change in net assets from Class B capital transactions	$—	$—	$(966)	$(2,334)

Class C
Proceeds from shares issued	$1,106	$460	$6,174	$21,953
Dividends and distributions reinvested	7	—	—	33
Cost of shares redeemed	(246)	(9)	(5,523)	(14,028)
Redemption fees	—	— (a)	—	1

Change in net assets from Class C capital transactions	$867	$451	$651	$7,959

Class R5
Proceeds from shares issued	$52,794	$261,420	$—	$—
Dividends and distributions reinvested	3,406	248	—	—
Cost of shares redeemed	(42,086)	(3,561)	—	—
Redemption fees	—	1	—	—

Change in net assets from Class R5 capital transactions	$14,114	$258,108	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$125,368	$280,763
Dividends and distributions reinvested	—	—	934	2,114
Cost of shares redeemed	—	—	(117,577)	(138,088)
Redemption fees	—	—	—	15

Change in net assets from Institutional Class capital transactions	$—	$—	$8,725	$144,804

Select Class
Proceeds from shares issued	$12,880	$93,995	$264,493	$804,392
Dividends and distributions reinvested	64	55	569	2,409
Cost of shares redeemed	(9,163)	(16,516)	(238,453)	(355,531)
Redemption fees	—	1	—	27

Change in net assets from Select Class capital transactions	$3,781	$77,535	$26,609	$451,297

Total change in net assets from capital transactions	$5,410	$386,712	$34,378	$644,976

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	531	3,985	3,116	7,727
Reinvested	35	— (a)	—	40
Redeemed	(1,602)	(549)	(3,167)	(5,970)

Change in Class A Shares	(1,036)	3,436	(51)	1,797

Class B
Issued	—	—	7	28
Redeemed	—	—	(52)	(131)

Change in Class B Shares	—	—	(45)	(103)

Class C
Issued	85	38	287	960
Reinvested	1	—	—	2
Redeemed	(19)	(1)	(264)	(629)

Change in Class C Shares	67	37	23	333

Class R5
Issued	4,065	18,199	—	—
Reinvested	292	17	—	—
Redeemed	(3,148)	(242)	—	—

Change in Class R5 Shares	1,209	17,974	—	—

Institutional Class
Issued	—	—	5,597	12,015
Reinvested	—	—	46	88
Redeemed	—	—	(5,338)	(5,960)

Change in Institutional Class Shares	—	—	305	6,143

Select Class
Issued	962	6,525	12,127	34,906
Reinvested	5	4	28	102
Redeemed	(668)	(1,234)	(11,155)	(15,495)

Change in Select Class Shares	299	5,295	1,000	19,513

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund			Global Opportunities Fund
	Six Months Ended 4/30/2012 (Unaudited)	Period Ended 10/31/2011 (a)		Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$654	$129		$313	$2,535
Dividends and distributions reinvested	10	2		15	9
Cost of shares redeemed	(73)	—	(b)	(533)	(1,026)
Redemption fees	—	—		—	—	(b)

Change in net assets from Class A capital transactions	$591	$131		$(205)	$1,518

Class C
Proceeds from shares issued	$504	$64		$44	$354
Dividends and distributions reinvested	6	1		4	3
Cost of shares redeemed	—	—		(65)	(65)
Redemption fees	—	—		—	—	(b)

Change in net assets from Class C capital transactions	$510	$65		$(17)	$292

Class R2 (c)
Proceeds from shares issued	$367	$50		$50	$—
Dividends and distributions reinvested	6	1		1	—

Change in net assets from Class R2 capital transactions	$373	$51		$51	$—

Class R5
Proceeds from shares issued	$367	$50		$—	$—
Dividends and distributions reinvested	7	1		2	2
Redemption fees	—	—		—	—	(b)

Change in net assets from Class R5 capital transactions	$374	$51		$2	$2

Class R6 (c)
Proceeds from shares issued	$—	$—		$50	$—
Dividends and distributions reinvested	—	—		1	—

Change in net assets from Class R6 capital transactions	$—	$—		$51	$—

Select Class
Proceeds from shares issued	$20,933	$2,921		$55	$1,504
Dividends and distributions reinvested	389	64		40	45
Cost of shares redeemed	(5)	(15)		(108)	(1,193)
Redemption fees	—	—		—	—	(b)

Change in net assets from Select Class capital transactions	$21,317	$2,970		$(13)	$356

Total change in net assets from capital transactions	$23,165	$3,268		$(131)	$2,168

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Global Equity Income Fund				Global Opportunities Fund
	Six Months Ended 4/30/2012 (Unaudited)		Period Ended 10/31/2011 (a)		Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	50		9		24	179
Reinvested	1		—	(b)	1	1
Redeemed	(6)		—	(b)	(42)	(83)

Change in Class A Shares	45		9		(17)	97

Class C
Issued	38		4		4	25
Reinvested	1		—	(b)	— (b)	—	(b)
Redeemed	—		—		(6)	(5)

Change in Class C Shares	39		4		(2)	20

Class R2 (c)
Issued	29		3		4	—
Reinvested	—	(b)	—	(b)	— (b)	—

Change in Class R2 Shares	29		3		4	—

Class R5
Issued	28		3		—	—
Reinvested	1		—	(b)	— (b)	—	(b)

Change in Class R5 Shares	29		3		— (b)	—	(b)

Class R6 (c)
Issued	—		—		4	—
Reinvested	—		—		— (b)	—
Redeemed	—		—		—	—

Change in Class R6 Shares	—		—		4	—

Select Class
Issued	1,611		195		4	100
Reinvested	28		5		4	3
Redeemed	—	(b)	(1)		(9)	(82)

Change in Select Class Shares	1,639		199		(1)	21

(a)	Commencement of operations was February 28th, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,996	$57,126	$14,833	$32,815
Dividends and distributions reinvested	412	2,039	2,272	2,661
Cost of shares redeemed	(22,159)	(77,591)	(19,563)	(46,940)
Redemption fees	—	2	—	2

Change in net assets from Class A capital transactions	$(8,751)	$(18,424)	$(2,458)	$(11,462)

Class B
Proceeds from shares issued	$24	$195	$17	$150
Dividends and distributions reinvested	6	29	67	101
Cost of shares redeemed	(484)	(1,809)	(676)	(2,032)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class B capital transactions	$(454)	$(1,585)	$(592)	$(1,781)

Class C
Proceeds from shares issued	$1,350	$4,209	$2,779	$7,301
Dividends and distributions reinvested	33	175	245	272
Cost of shares redeemed	(3,543)	(6,116)	(2,360)	(8,092)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class C capital transactions	$(2,160)	$(1,732)	$664	$(519)

Class R2
Proceeds from shares issued	$188	$—	$150	$337
Dividends and distributions reinvested	— (a)	1	3	1
Cost of shares redeemed	(40)	—	(60)	(100)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class R2 capital transactions	$148	$1	$93	$238

Class R5
Proceeds from shares issued	$17,229	$51,189	$—	$—
Dividends and distributions reinvested	357	1,018	—	—
Cost of shares redeemed	(5,206)	(253,227)	—	—
Redemption fees	—	1	—	—

Change in net assets from Class R5 capital transactions	$12,380	$(201,019)	$—	$—

Class R6
Proceeds from shares issued	$136,605	$406,486	$—	$—
Dividends and distributions reinvested	2,563	5,557	—	—
Cost of shares redeemed	(24,548)	(37,435)	—	—
Redemption fees	—	5	—	—

Change in net assets from Class R6 capital transactions	$114,620	$374,613	$—	$—

Select Class
Proceeds from shares issued	$18,312	$66,352	$20,750	$134,004
Dividends and distributions reinvested	597	2,337	1,712	2,114
Cost of shares redeemed	(21,722)	(111,701)	(42,302)	(84,055)
Redemption fees	—	4	—	10

Change in net assets from Select Class capital transactions	$(2,813)	$(43,008)	$(19,840)	$52,073

Total change in net assets from capital transactions	$112,970	$108,846	$(22,133)	$38,549

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	1,020	4,149	896	1,752
Reinvested	32	146	148	144
Redeemed	(1,724)	(5,922)	(1,187)	(2,534)

Change in Class A Shares	(672)	(1,627)	(143)	(638)

Class B
Issued	2	15	1	8
Reinvested	1	2	5	6
Redeemed	(40)	(136)	(44)	(116)

Change in Class B Shares	(37)	(119)	(38)	(102)

Class C
Issued	110	316	174	397
Reinvested	3	13	16	15
Redeemed	(292)	(475)	(149)	(450)

Change in Class C Shares	(179)	(146)	41	(38)

Class R2
Issued	15	—	9	20
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(3)	—	(4)	(5)

Change in Class R2 Shares	12	— (a)	5	15

Class R5
Issued	1,381	3,905	—	—
Reinvested	27	74	—	—
Redeemed	(403)	(18,263)	—	—

Change in Class R5 Shares	1,005	(14,284)	—	—

Class R6
Issued	10,451	29,470	—	—
Reinvested	194	402	—	—
Redeemed	(1,934)	(2,647)	—	—

Change in Class R6 Shares	8,711	27,225	—	—

Select Class
Issued	1,414	4,873	1,295	7,136
Reinvested	45	167	111	114
Redeemed	(1,643)	(8,211)	(2,574)	(4,537)

Change in Select Class Shares	(184)	(3,171)	(1,168)	2,713

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,014	$55,121	$24,247	$75,529
Dividends and distributions reinvested	1,455	351	3,261	3,776
Cost of shares redeemed	(14,894)	(14,020)	(25,890)	(97,178)
Redemption fees	—	— (a)	—	2

Change in net assets from Class A capital transactions	$(2,425)	$41,452	$1,618	$(17,871)

Class B
Proceeds from shares issued	$4	$341	$43	$207
Dividends and distributions reinvested	10	14	75	101
Cost of shares redeemed	(226)	(506)	(479)	(1,696)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class B capital transactions	$(212)	$(151)	$(361)	$(1,388)

Class C
Proceeds from shares issued	$50	$276	$1,686	$3,898
Dividends and distributions reinvested	9	13	274	302
Cost of shares redeemed	(124)	(478)	(2,365)	(5,488)
Redemption fees	—	— (a)	—	1

Change in net assets from Class C capital transactions	$(65)	$(189)	$(405)	$(1,287)

Class R2
Proceeds from shares issued	$—	$—	$99	$692
Dividends and distributions reinvested	—	—	10	11
Cost of shares redeemed	—	—	(47)	(821)
Redemption fees	—	—	—	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$62	$(118)

Class R6
Proceeds from shares issued	$134,379	$428,154	$18,026	$50
Dividends and distributions reinvested	12,897	1	2	2
Cost of shares redeemed	(25,816)	(20,282)	—	—
Redemption fees	—	1	—	— (a)

Change in net assets from Class R6 capital transactions	$121,460	$407,874	$18,028	$52

Institutional Class
Proceeds from shares issued	$4,439	$36,085	$116,198	$308,897
Dividends and distributions reinvested	788	6,602	14,739	10,471
Cost of shares redeemed	(4,821)	(274,069)	(84,321)	(138,436)
Redemption fees	—	— (a)	—	7

Change in net assets from Institutional Class capital transactions	$406	$(231,382)	$46,616	$180,939

Select Class
Proceeds from shares issued	$1,926	$10,527	$283,474	$933,257
Dividends and distributions reinvested	516	474	29,315	2,710
Cost of shares redeemed	(2,638)	(9,914)	(377,423)	(318,731)
Redemption fees	—	— (a)	—	16

Change in net assets from Select Class capital transactions	$(196)	$1,087	$(64,634)	$617,252

Total change in net assets from capital transactions	$118,968	$218,691	$924	$777,579

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	924	4,021	2,049	5,652
Reinvested	132	27	297	290
Redeemed	(1,238)	(1,112)	(2,174)	(7,207)

Change in Class A Shares	(182)	2,936	172	(1,265)

Class B
Issued	— (a)	26	4	15
Reinvested	1	1	7	8
Redeemed	(19)	(40)	(41)	(129)

Change in Class B Shares	(18)	(13)	(30)	(106)

Class C
Issued	4	21	146	299
Reinvested	1	1	26	24
Redeemed	(10)	(39)	(207)	(424)

Change in Class C Shares	(5)	(17)	(35)	(101)

Class R2
Issued	—	—	9	53
Reinvested	—	—	1	1
Redeemed	—	—	(4)	(61)

Change in Class R2 Shares	—	—	6	(7)

Class R6
Issued	10,942	32,025	1,515	4
Reinvested	1,153	— (a)	— (a)	— (a)
Redeemed	(2,178)	(1,412)	—	—

Change in Class R6 Shares	9,917	30,613	1,515	4

Institutional Class
Issued	356	2,718	9,661	22,968
Reinvested	70	499	1,323	793
Redeemed	(389)	(20,291)	(7,070)	(10,335)

Change in Institutional Class Shares	37	(17,074)	3,914	13,426

Select Class
Issued	159	788	23,873	70,086
Reinvested	46	36	2,644	206
Redeemed	(222)	(764)	(31,874)	(24,224)

Change in Select Class Shares	(17)	60	(5,357)	46,068

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,709	$32,879
Dividends and distributions reinvested	317	490
Cost of shares redeemed	(4,215)	(23,302)
Redemption fees	—	— (a)

Change in net assets from Class A capital transactions	$(189)	$10,067

Class C
Proceeds from shares issued	$148	$147
Dividends and distributions reinvested	2	10
Cost of shares redeemed	(202)	(534)
Redemption fees	—	— (a)

Change in net assets from Class C capital transactions	$(52)	$(377)

Class R2
Proceeds from shares issued	$2	$55
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(29)	(5)
Redemption fees	—	— (a)

Change in net assets from Class R2 capital transactions	$(26)	$51

Institutional Class
Proceeds from shares issued	$75,293	$104,518
Dividends and distributions reinvested	2,649	1,682
Cost of shares redeemed	(3,947)	(14,018)
Redemption fees	—	1

Change in net assets from Institutional Class capital transactions	$73,995	$92,183

Select Class
Proceeds from shares issued	$558	$899
Dividends and distributions reinvested	20	16
Cost of shares redeemed	(1,753)	(14,578)
Redemption fees	—	— (a)

Change in net assets from Select Class capital transactions	$(1,175)	$(13,663)

Total change in net assets from capital transactions	$72,553	$88,261

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Intrepid International Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	242	1,952
Reinvested	22	29
Redeemed	(280)	(1,340)

Change in Class A Shares	(16)	641

Class C
Issued	10	7
Reinvested	— (a)	1
Redeemed	(13)	(32)

Change in Class C Shares	(3)	(24)

Class R2
Issued	— (a)	3
Reinvested	— (a)	— (a)
Redeemed	(2)	— (a)

Change in Class R2 Shares	(2)	3

Institutional Class
Issued	4,784	6,221
Reinvested	184	99
Redeemed	(260)	(829)

Change in Institutional Class Shares	4,708	5,491

Select Class
Issued	36	52
Reinvested	1	1
Redeemed	(111)	(836)

Change in Select Class Shares	(74)	(783)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption Fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.65	$0.04	(e)	$1.02	$1.06	$(0.15)	$—
Year Ended October 31, 2011	13.91	0.20	(e)	(1.44)	(1.24)	(0.02)	—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Six Months Ended April 30, 2012 (Unaudited)	12.58	0.03	(e)	0.98	1.01	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(e)	(1.37)	(1.29)	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Six Months Ended April 30, 2012 (Unaudited)	12.71	0.08	(e)	1.01	1.09	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(e)	(1.47)	(1.17)	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.68	0.06	(e)	1.01	1.07	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(e)	(1.45)	(1.20)	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.56	8.59%	$32,584	1.70%		0.64%	1.76%		36%
12.65	(8.93)	43,519	1.75		1.50	1.75		84
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

13.43	8.26	1,448	2.18		0.44	2.27		36
12.58	(9.30)	516	2.28		0.57	2.32		84
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

13.60	8.81	260,872	1.24		1.16	1.32		36
12.71	(8.45)	228,411	1.31		2.14	1.32		84
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

13.58	8.70	83,103	1.44		0.92	1.52		36
12.68	(8.65)	73,787	1.52		1.76	1.55		84
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$21.09	$(0.03	)(e)	$1.16	$1.13	$—	$—
Year Ended October 31, 2011	23.45	0.06	(e)	(2.33)	(2.27)	(0.09)	—	(f)
Year Ended October 31, 2010	18.79	(0.01	)(e)	4.71	4.70	(0.04)	—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	20.80	(0.09	)(e)	1.15	1.06	—	—
Year Ended October 31, 2011	23.15	(0.07	)(e)	(2.28)	(2.35)	—	—	(f)
Year Ended October 31, 2010	18.60	(0.12	)(e)	4.67	4.55	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	20.65	(0.08	)(e)	1.13	1.05	—	—
Year Ended October 31, 2011	23.01	(0.05	)(e)	(2.29)	(2.34)	(0.02)	—	(f)
Year Ended October 31, 2010	18.49	(0.11	)(e)	4.63	4.52	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	21.66	0.01	(e)	1.19	1.20	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(e)	(2.40)	(2.24)	(0.14)	—	(f)
Year Ended October 31, 2010	19.23	0.08	(e)	4.82	4.90	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	21.42	—	(e)	1.18	1.18	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(e)	(2.38)	(2.25)	(0.13)	—	(f)
Year Ended October 31, 2010	19.04	0.05	(e)	4.77	4.82	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.22	5.36%	$278,564	1.82%	(0.28)%	1.82%	10%
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26

21.86	5.10	6,967	2.32	(0.83)	2.32	10
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26

21.70	5.08	46,152	2.32	(0.77)	2.32	10
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26

22.82	5.58	635,003	1.42	0.12	1.42	10
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26

22.59	5.53	1,341,615	1.57	(0.02)	1.57	10
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$13.37	$0.23	(f)	$0.45	$0.68	$(0.20)
February 28, 2011 (e) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)

Class C
Six Months Ended April 30, 2012 (Unaudited)	13.35	0.19	(f)	0.46	0.65	(0.18)
February 28, 2011 (e) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	13.36	0.21	(f)	0.46	0.67	(0.19)
February 28, 2011 (e) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)

Class R5
Six Months Ended April 30, 2012 (Unaudited)	13.38	0.25	(f)	0.47	0.72	(0.23)
February 28, 2011 (e) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	13.37	0.24	(f)	0.47	0.71	(0.22)
February 28, 2011 (e) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011 and the six months ended April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.85	5.14%	$753	1.25	%(h)	3.45	%(h)	2.41	%(h)	40%
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(g)(h)	40

13.82	4.87	600	1.75	(h)	2.88	(h)	2.88	(h)	40
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(g)(h)	40

13.84	5.04	445	1.50	(h)	3.10	(h)	2.63	(h)	40
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(g)(h)	40

13.87	5.40	446	0.80	(h)	3.80	(h)	1.94	(h)	40
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(g)(h)	40

13.86	5.32	25,473	1.00	(h)	3.60	(h)	2.14	(h)	40
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(g)(h)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Global Opportunities Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.57	$0.11	(e)	$1.02	$1.13	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	14.05	0.11	(e)	(1.34)	(1.23)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.07		1.49	1.56	—	—	—	—

Class C
Six Months Ended April 30, 2012 (Unaudited)	12.51	0.07	(e)	1.03	1.10	(0.12)	—	(0.12)	—
Year Ended October 31, 2011	13.98	0.03	(e)	(1.33)	(1.30)	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.03		1.48	1.51	—	—	—	—

Class R2
November 1, 2011 (i) through April 30, 2012 (Unaudited)	12.15	0.09	(e)	1.43	1.52	(0.23)	—	(0.23)	—

Class R5 (e)
Six Months Ended April 30, 2012 (Unaudited)	12.63	0.13	(e)	1.02	1.15	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	14.08	0.14	(e)	(1.32)	(1.18)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.11		1.49	1.60	—	—	—	—

Class R6
November 1, 2011 (i) through April 30, 2012 (Unaudited)	12.20	0.14	(e)	1.43	1.57	(0.24)	—	(0.24)	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.62	0.12	(e)	1.01	1.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	14.07	0.12	(e)	(1.32)	(1.20)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.10		1.48	1.58	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.54	9.18%	$1,362	1.25%	1.69%	8.20%		78%
12.57	(8.98)	1,480	1.45	0.79	5.29	(g)	120
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264
16.56	10.40	221	1.45	0.80	11.93		135

13.49	8.91	447	1.75	1.17	8.72		78
12.51	(9.46)	432	1.95	0.19	6.17	(g)	120
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264
16.51	10.07	220	1.95	0.30	12.43		135

13.44	12.75	57	1.50	1.44	8.47		78

13.54	9.39	100	0.80	2.13	7.77		78
12.63	(8.56)	92	1.00	1.01	5.68	(g)	120
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264
16.60	10.67	111	1.00	1.25	11.48		135

13.53	13.17	57	0.75	2.20	7.76		78

13.54	9.21	2,706	1.00	1.93	7.97		78
12.62	(8.73)	2,535	1.20	0.86	5.68	(g)	120
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264
16.58	10.53	2,764	1.20	1.05	11.68		135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.61	$0.11	(e)	$0.67	$0.78	$(0.06)	$—	$(0.06)	$—
Year Ended October 31, 2011	13.40	0.22	(e)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07	1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	12.22	0.08	(e)	0.64	0.72	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	13.00	0.14	(e)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04	1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	12.08	0.08	(e)	0.63	0.71	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	12.85	0.14	(e)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01	1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	12.58	0.11	(e)	0.65	0.76	(0.05)	—	(0.05)	—
Year Ended October 31, 2011	13.37	0.18	(e)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06	1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (i) through October 31, 2009	18.29	0.18	(e)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Six Months Ended April 30, 2012 (Unaudited)	12.75	0.15	(e)	0.67	0.82	(0.08)	—	(0.08)	—
Year Ended October 31, 2011	13.55	0.23	(e)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09	1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(f)

Class R6
Six Months Ended April 30, 2012 (Unaudited)	12.75	0.16	(e)	0.66	0.82	(0.08)	—	(0.08)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(e)	(0.10)	0.18	(0.28)	—	(0.28)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04%.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.33	6.16%	$99,821	1.30%		1.80%	1.53%	3%
12.61	(4.49)	102,866	1.31		1.63	1.52	18
13.40	10.42	131,125	1.31		1.44	1.54	15
12.33	27.39	114,557	1.31		1.90	1.62	14
18.28	(43.95)	87,531	1.35	(g)	2.33	1.64	13
42.57	19.93	181,682	1.32	(h)	1.20	1.51	14

12.91	5.91	2,502	1.81		1.31	2.03	3
12.22	(4.99)	2,817	1.81		1.08	2.02	18
13.00	9.82	4,543	1.86		0.89	2.04	15
11.97	26.72	5,303	1.87		1.44	2.12	14
18.01	(44.27)	5,225	1.91		1.74	2.14	13
42.13	19.25	13,236	1.87		0.64	2.00	14

12.76	5.91	19,050	1.81		1.33	2.03	3
12.08	(4.93)	20,193	1.81		1.09	2.02	18
12.85	9.69	23,370	1.86		0.88	2.04	15
11.85	26.76	22,934	1.87		1.46	2.12	14
17.92	(44.24)	24,300	1.91		1.74	2.14	13
41.95	19.25	61,023	1.87		0.65	2.01	14

13.29	6.06	229	1.55		1.68	1.78	3
12.58	(4.73)	67	1.56		1.33	1.77	18
13.37	10.07	70	1.56		1.17	1.79	15
12.31	26.95	64	1.56		1.76	1.85	14

13.49	6.44	61,883	0.85		2.30	1.08	3
12.75	(4.07)	45,680	0.86		1.69	1.08	18
13.55	10.86	242,131	0.86		1.86	1.10	15
12.47	27.92	144,494	0.86		2.39	1.16	14
18.38	(43.70)	86,640	0.90	(g)	2.86	1.19	13
42.72	20.45	76,309	0.87	(h)	1.67	1.06	14

13.49	6.45	484,687	0.80		2.45	1.03	3
12.75	1.20	347,040	0.81		2.23	1.01	18

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Fund (continued)
Select Class
Six Months Ended April 30, 2012 (Unaudited)	$12.76	$0.14	(e)	$0.66	$0.80	$(0.07)	$—	$(0.07)	$—
Year Ended October 31, 2011	13.56	0.24	(e)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08	1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04%.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.49	6.27%	$194,724	1.05%		2.10%	1.28%	3%
12.76	(4.26)	186,425	1.06		1.76	1.27	18
13.56	10.72	241,123	1.06		1.74	1.29	15
12.47	27.73	260,814	1.06		2.28	1.37	14
18.38	(43.82)	277,313	1.10	(g)	2.10	1.37	13
42.72	20.21	3,202,097	1.07	(h)	1.42	1.25	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$16.83	$0.16	(e)	$0.15		$0.31	$(0.41)	$—	$(0.41)	$—
Year Ended October 31, 2011	19.03	0.40	(e)	(2.16	)(g)	(1.76)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10		1.43	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	16.27	0.36	(e)	3.52		3.88	(0.70)	(1.56)	(2.26)	—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(f)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	15.52	0.09	(e)	0.15		0.24	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(e)	(1.99	)(g)	(1.75)	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02		1.20	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2009	15.13	0.24	(e)	3.25		3.49	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(f)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	16.27	0.10	(e)	0.15		0.25	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(e)	(2.09	)(g)	(1.83)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06		1.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2009	15.78	0.24	(e)	3.41		3.65	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(f)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	16.66	0.15	(e)	0.14		0.29	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(e)	(2.12	)(g)	(1.80)	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10		1.38	(0.28)	—	(0.28)	—	(f)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(e)	3.48		3.75	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	16.96	0.18	(e)	0.15		0.33	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(e)	(2.17	)(g)	(1.72)	(0.49)	—	(0.49)	—	(f)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12		1.49	(0.33)	—	(0.33)	—	(f)
Year Ended October 31, 2009	16.39	0.42	(e)	3.51		3.93	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(f)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.73	2.05%		$96,079	1.07%	2.01%	1.33%	6%
16.83	(9.45	)(g)	99,046	1.07	2.16	1.31	40
19.03	8.09		124,178	1.07	1.89	1.34	39
17.89	27.74		109,441	1.07	2.40	1.37	37
16.27	(47.49)		82,272	1.07	2.97	1.27	18
33.43	28.72		139,828	1.07	1.72	1.28	15

15.49	1.74		3,557	1.80	1.23	1.83	6
15.52	(10.11	)(g)	4,154	1.78	1.41	1.81	40
17.57	7.32		6,503	1.80	1.11	1.83	39
16.54	26.78		8,179	1.80	1.72	1.87	37
15.13	(47.88)		8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15

16.24	1.68		16,061	1.80	1.32	1.83	6
16.27	(10.08	)(g)	15,428	1.78	1.46	1.81	40
18.41	7.34		18,148	1.80	1.19	1.83	39
17.35	26.74		16,231	1.80	1.63	1.87	37
15.78	(47.85)		10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15

16.55	1.98		551	1.32	1.84	1.58	6
16.66	(9.72	)(g)	463	1.32	1.77	1.55	40
18.86	7.88	(g)	251	1.32	1.62	1.59	39
17.76	26.96		234	1.32	1.77	1.62	37

16.83	2.18		479,288	0.82	2.25	1.08	6
16.96	(9.21	)(g)	502,764	0.82	2.40	1.05	40
19.17	8.37		516,537	0.82	2.08	1.08	39
18.01	28.02		772,784	0.82	2.76	1.12	37
16.39	(47.35)		714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.00	$0.12	(e)	$0.65	$0.77	$(0.34)	$—
Year Ended October 31, 2011	13.20	0.19	(e)	(1.08)	(0.89)	(0.31)	—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24	1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)	2.16	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31	3.57	(0.17)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	11.93	0.09	(e)	0.66	0.75	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(e)	(1.10)	(0.95)	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23	1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)	2.16	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27	3.45	(0.11)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	11.65	0.09	(e)	0.64	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(e)	(1.07)	(0.92)	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20	1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)	2.11	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)
July 31, 2007 (g) through October 31, 2007	16.88	(0.03	)(e)	1.36	1.33	—	—	(f)

Class R6
Six Months Ended April 30, 2012 (Unaudited)	12.20	0.17	(e)	0.64	0.81	(0.38)	—
November 30, 2010 (g) through October 31, 2011	12.78	0.27	(e)	(0.48)	(0.21)	(0.37)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	12.20	0.15	(e)	0.66	0.81	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(e)	(1.09)	(0.86)	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24	1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)	2.18	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37	3.71	(0.24)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.15	0.15	(e)	0.65	0.80	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(e)	(1.14)	(0.88)	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25	1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)	2.18	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34	3.64	(0.20)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.43	6.77%	$47,307	1.30%		2.01%	1.31%	27%
12.00	(6.91)	47,855	1.28		1.45	1.28	76
13.20	11.67	13,904	1.34		1.23	1.36	57
12.10	24.17	13,773	1.41		1.84	1.42	85
9.95	(45.06)	6,700	1.39		1.99	1.39	70
18.40	23.98	13,255	1.39		1.58	1.40	92

12.47	6.55	512	1.80		1.53	1.81	27
11.93	(7.40)	702	1.78		1.18	1.79	76
13.09	11.01	949	1.85		0.65	1.86	57
12.03	23.62	1,716	1.91		1.34	1.92	85
9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92

12.15	6.47	534	1.80		1.59	1.81	27
11.65	(7.37)	576	1.78		1.14	1.79	76
12.84	11.05	849	1.85		0.77	1.86	57
11.82	23.50	636	1.91		1.20	1.92	85
9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

12.63	7.08	511,983	0.80		2.76	0.81	27
12.20	(1.85)	373,613	0.78		2.27	0.78	76

12.64	7.03	41,242	0.90		2.53	0.91	27
12.20	(6.59)	39,362	0.89		1.73	0.90	76
13.42	12.12	272,487	0.91		1.75	0.96	57
12.29	24.70	161,023	0.92		2.41	1.02	85
10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92

12.60	6.94	29,317	1.05		2.43	1.06	27
12.15	(6.77)	28,476	1.03		1.97	1.04	76
13.37	11.93	30,537	1.09		1.56	1.11	57
12.24	24.41	28,588	1.16		2.12	1.17	85
10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.05	$0.16	(e)	$0.24	$0.40	$(0.39)	$—	$(0.39)	$—
Year Ended October 31, 2011	13.36	0.28	(e)	(1.17)	(0.89)	(0.42)	—	(0.42)	—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	11.89	0.13	(e)	0.24	0.37	(0.31)	—	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(e)	(1.16)	(0.95)	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	11.72	0.13	(e)	0.22	0.35	(0.32)	—	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(e)	(1.14)	(0.93)	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	11.86	0.15	(e)	0.22	0.37	(0.34)	—	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(e)	(1.15)	(0.91)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
Six Months Ended April 30, 2012 (Unaudited)	12.26	0.28	(e)	0.15	0.43	(0.46)	—	(0.46)	—
November 30, 2010 (g) through October 31, 2011	12.72	0.32	(e)	(0.30)	0.02	(0.48)	—	(0.48)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	12.26	0.19	(e)	0.22	0.41	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(e)	(1.19)	(0.86)	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.19	0.18	(e)	0.23	0.41	(0.43)	—	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(e)	(1.18)	(0.87)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.06	3.60%	$116,092	1.35%	2.78%	1.37%	34%
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92

11.95	3.35	3,212	1.85	2.25	1.87	34
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92

11.75	3.25	16,149	1.85	2.29	1.87	34
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92

11.89	3.40	759	1.60	2.60	1.62	34
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

12.23	3.84	18,581	0.85	4.54	0.86	34
12.26	(0.10)	50	0.84	2.57	0.86	60

12.23	3.73	591,772	0.95	3.20	0.97	34
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92

12.17	3.68	1,346,409	1.10	3.02	1.12	34
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$15.32	$0.12	(e)	$0.52	$0.64	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	16.59	0.24	(e)	(1.27)	(1.03)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	15.36	0.08	(e)	0.54	0.62	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(e)	(1.26)	(1.11)	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	15.21	0.08	(e)	0.54	0.62	(0.16)	—	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(e)	(1.22)	(1.05)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008(h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	15.66	0.16	(e)	0.53	0.69	(0.25)	—	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(e)	(1.29)	(0.97)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	15.85	0.13	(e)	0.56	0.69	(0.20)	—	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(e)	(1.28)	(1.02)	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.80	4.31%	$32,680	1.50%		1.52%	1.65%	29%
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84

15.94	4.06	1,008	2.00		0.99	2.15	29
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84

15.67	4.17	84	1.75		1.09	1.90	29
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

16.10	4.59	258,986	1.00		2.13	1.25	29
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84

16.34	4.48	11,384	1.25		1.73	1.40	29
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Opportunities Fund	Class A, Class C, Class R2*, Class R5, Class R6* and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R2 and R6 Shares commenced operations on November 1, 2011 for the Global Opportunities Fund.

**	Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Opportunities Fund is to seek to provide long-term capital growth.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing in primarily equity securities in developed markets outside of the U.S.

Global Equity Income Fund commenced operations on February 28, 2011.

Effective November 1, 2011, Global Focus Fund was renamed Global Opportunities Fund and modified its investment strategies, investment objective and fees pursuant to the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$13,442	$39,637	$—		$53,079
China	—	76,692	—		76,692
Hong Kong	—	10,191	—	(a)	10,191
India	—	19,260	—		19,260
Indonesia	—	1,967	—		1,967
Kazakhstan	—	2,814	—		2,814
Mexico	2,020	—	—		2,020
Netherlands	3,439	—	—		3,439
Poland	—	4,426	—		4,426
Russia	—	22,092	—		22,092
South Africa	—	31,212	—		31,212
South Korea	—	57,196	—		57,196
Taiwan	—	25,865	—		25,865
Thailand	—	19,213	—		19,213
Turkey	—	11,428	—		11,428
Ukraine	—	2,019	—		2,019
United Arab Emirates	—	4,363	—		4,363

Total Common Stocks	18,901	328,375	—	(a)	347,276

Preferred Stocks
Brazil	2,414	13,735	—		16,149

Total Preferred Stocks	2,414	13,735	—		16,149

Short-Term Investment
Investment Company	4,350	—	—		4,350

Total Investments in Securities	$25,665	$342,110	$—	(a)	$367,775

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$147,621	$64,482	$—	$212,103
Chile	—	47,646	—	47,646
China	—	328,258	—	328,258
Egypt	—	8,736	—	8,736
Hong Kong	—	219,515	—	219,515
Hungary	—	16,567	—	16,567
India	—	203,952	—	203,952
Indonesia	—	87,865	—	87,865
Luxembourg	—	39,375	—	39,375
Malaysia	—	7,328	—	7,328
Mexico	84,501	—	—	84,501
Russia	10,488	45,368	—	55,856
South Africa	—	197,431	—	197,431
South Korea	—	295,073	—	295,073
Taiwan	—	159,546	—	159,546
Turkey	—	65,277	—	65,277
United Kingdom	—	22,622	—	22,622

Total Common Stocks	242,610	1,809,041	—	2,051,651

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Emerging Markets Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$18,936	$177,789	$—	$196,725

Total Preferred Stocks	18,936	177,789	—	196,725

Short-Term Investment
Investment Company	53,760	—	—	53,760

Total Investments in Securities	$315,306	$1,986,830	$—	$2,302,136

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,324	$—	$1,324
China	—	379	—	379
Finland	—	434	—	434
France	—	2,721	—	2,721
Germany	—	2,168	—	2,168
Hong Kong	—	517	—	517
Italy	—	464	—	464
Japan	—	2,341	—	2,341
Netherlands	—	1,442	—	1,442
New Zealand	—	605	—	605
Singapore	—	332	—	332
South Africa	—	288	—	288
South Korea	—	294	—	294
Sweden	—	535	—	535
Switzerland	—	1,513	—	1,513
Taiwan	—	202	—	202
United Kingdom	—	3,096	—	3,096
United States	7,862	—	—	7,862

Total Common Stocks	7,862	18,655	—	26,517

Short-Term Investment
Investment Company	825	—	—	825

Total Investments in Securities	$8,687	$18,655	$—	$27,342

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17	$—	$17

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(87)	$—	$(87)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Global Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$47	$—	$47
Bermuda	20	—	—	20
Canada	39	—	—	39
China	—	46	—	46
Denmark	—	26	—	26
Finland	—	39	—	39
France	—	161	—	161
Germany	—	191	—	191
Hong Kong	—	77	—	77
Ireland	55	99	—	154
Israel	—	37	—	37
Italy	—	36	—	36
Japan	—	395	—	395
Netherlands	—	208	—	208
South Korea	—	64	—	64
Sweden	—	35	—	35
Switzerland	94	149	—	243
Taiwan	—	37	—	37
United Kingdom	—	571	—	571
United States	2,145	—	—	2,145

Total Common Stocks	2,353	2,218	—	4,571

Preferred Stocks
Germany	—	45	—	45

Total Preferred Stocks	—	45	—	45

Short-Term Investment
Investment Company	25	—	—	25

Total Investments in Securities	$2,378	$2,263	$—	$4,641

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(12)	$—	$(12)

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$24,518	$—	$24,518
Belgium	—	14,509	—	14,509
China	—	35,657	—	35,657
France	—	109,733	—	109,733
Germany	—	59,917	—	59,917
Hong Kong	—	21,452	—	21,452
Ireland	—	11,015	—	11,015
Israel	—	8,395	—	8,395
Italy	—	4,026	—	4,026
Japan	—	128,930	—	128,930
Mexico	—	5,985	—	5,985
Netherlands	—	34,423	—	34,423
South Korea	—	10,762	—	10,762
Spain	—	10,511	78	10,589
Sweden	—	9,213	—	9,213
Switzerland	—	93,777	—	93,777
Taiwan	—	9,518	—	9,518
United Kingdom	—	208,163	—	208,163

Total Common Stocks	—	800,504	78	800,582

Preferred Stocks
Germany	—	18,423	—	18,423

Total Preferred Stocks	—	18,423	—	18,423

Short-Term Investment
Investment Company	43,085	—	—	43,085

Total Investments in Securities	$43,085	$818,927	$78	$862,090

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,631	$106	$29,737
Austria	—	6,767	—	6,767
Belgium	—	11,634	—	11,634
Bermuda	—	1,297	—	1,297
Brazil	1,042	—	—	1,042
Chile	3,645	533	—	4,178
China	—	4,264	—	4,264
Denmark	—	7,963	—	7,963
Finland	—	4,443	—	4,443
France	—	49,602	—	49,602
Germany	—	69,006	—	69,006
Greece	—	1,404	—	1,404
Hong Kong	—	6,151	—	6,151
Hungary	—	4,705	—	4,705
India	—	4,491	—	4,491
Ireland	—	5,432	—	5,432
Israel	27	4,542	—	4,569
Italy	—	32,633	—	32,633
Japan	—	137,936	—	137,936
Luxembourg	—	2,982	—	2,982
Mauritius	—	20	—	20
Mexico	4,436	112	—	4,548
Netherlands	—	23,773	—	23,773
New Zealand	—	3,375	—	3,375
Norway	—	8,114	—	8,114
Philippines	—	4,528	—	4,528
Portugal	—	2,446	—	2,446
Singapore	—	5,336	—	5,336
South Africa	—	4,301	—	4,301
South Korea	—	4,292	—	4,292
Spain	—	22,413	—	22,413
Sweden	—	11,315	—	11,315
Switzerland	—	16,415	—	16,415
Taiwan	—	4,207	—	4,207
Thailand	—	4,375	—	4,375
Turkey	—	4,175	—	4,175
United Kingdom	—	50,814	—	50,814
United States	—	277	—	277

Total Common Stocks	9,150	555,704	106	564,960

Preferred Stocks
Brazil	3,022	—	—	3,022
Chile	503	—	—	503
Germany	—	4,916	—	4,916
Italy	—	898	—	898
United Kingdom	8	—	—	8

Total Preferred Stocks	3,533	5,814	—	9,347

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investment Companies
United States	$11,718	$—		$—	$11,718
Rights
Brazil	—	—	(b)	—	—	(b)
Short-Term Investment
Investment Company	5,061	—		—	5,061

Total Investments in Securities	$29,462	$561,518		$106	$591,086

Depreciation in Other Financial Instruments
Futures Contracts	$(555)	$—		$—	$(555)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$13,234	$—	$13,234
Belgium	—	8,028	—	8,028
Canada	7,899	—	—	7,899
China	—	9,056	—	9,056
Denmark	—	12,373	—	12,373
Finland	—	7,736	—	7,736
France	—	25,991	—	25,991
Germany	—	46,952	—	46,952
Hong Kong	—	20,040	—	20,040
Indonesia	—	5,667	—	5,667
Ireland	—	16,569	—	16,569
Israel	—	4,824	—	4,824
Italy	—	7,548	—	7,548
Japan	—	113,874	—	113,874
Netherlands	—	56,864	—	56,864
New Zealand	—	3,573	—	3,573
South Korea	—	12,761	—	12,761
Spain	—	10,348	211	10,559
Sweden	—	10,807	—	10,807
Switzerland	—	35,467	—	35,467
Taiwan	—	4,548	—	4,548
United Kingdom	—	160,576	—	160,576

Total Common Stocks	7,899	586,836	211	594,946

Preferred Stocks
Germany	—	16,578	—	16,578

Total Preferred Stocks	—	16,578	—	16,578

Short-Term Investment
Investment Company	23,844	—	—	23,844

Total Investments in Securities	$31,743	$603,414	$211	$635,368

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,702	$—	$1,702

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,536)	$—	$(3,536)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$49,323	$—	$49,323
Belgium	—	25,145	—	25,145
Canada	14,765	—	—	14,765
China	—	43,972	—	43,972
Finland	—	28,919	—	28,919
France	—	171,239	—	171,239
Germany	—	184,173	—	184,173
Hong Kong	—	32,026	—	32,026
Ireland	—	14,587	—	14,587
Israel	—	19,026	—	19,026
Italy	—	92,742	—	92,742
Japan	—	469,070	—	469,070
Luxembourg	—	16,964	—	16,964
Netherlands	—	133,720	—	133,720
New Zealand	—	19,644	—	19,644
South Africa	—	11,821	—	11,821
South Korea	—	47,244	—	47,244
Spain	—	34,651	327	34,978
Sweden	—	71,369	—	71,369
Switzerland	—	84,346	—	84,346
Taiwan	—	11,333	—	11,333
United Kingdom	—	439,222	—	439,222

Total Common Stocks	14,765	2,000,536	327	2,015,628

Preferred Stock
Germany	—	27,446	—	27,446

Total Preferred Stock	—	27,446	—	27,446

Short-Term Investment
Investment Company	56,085	—	—	56,085

Total Investments in Securities	$70,850	$2,027,982	$327	$2,099,159

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,638	$—	$3,638

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(10,706)	$—	$(10,706)

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$13,165	$—	$13,165
Austria	—	1,083	—	1,083
Belgium	—	4,374	—	4,374
Bermuda	—	905	—	905
Brazil	537	1,756	—	2,293
China	—	6,835	—	6,835
Denmark	—	2,961	—	2,961
Finland	—	2,867	—	2,867
France	—	27,439	—	27,439
Germany	—	24,935	—	24,935
Hong Kong	—	7,882	—	7,882
India	—	1,690	—	1,690
Indonesia	—	653	—	653
Ireland	—	4,752	—	4,752
Israel	—	1,295	—	1,295
Italy	—	5,741	—	5,741
Japan	—	50,929	—	50,929
Netherlands	—	13,396	—	13,396
Norway	—	2,031	—	2,031
South Africa	—	966	—	966
South Korea	—	2,287	—	2,287
Spain	—	4,629	18	4,647
Sweden	—	2,036	—	2,036
Switzerland	—	25,808	—	25,808
Taiwan	—	1,029	—	1,029
United Arab Emirates	—	860	—	860
United Kingdom	—	68,788	—	68,788

Total Common Stocks	537	281,092	18	281,647

Preferred Stocks
Brazil	—	947	—	947
Germany	—	3,138	—	3,138
Italy	—	1,077	—	1,077

Total Preferred Stocks	—	5,162	—	5,162

Short-Term Investment
Investment Company	11,604	—	—	11,604

Total Investments in Securities	$12,141	$286,254	$18	$298,413

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investment in Securities
Common Stocks — Hong Kong	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Emerging Markets Equity Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — China	$34,036	$—	$—	$—	$—	$—	$—	$(34,036)	$—
Common Stock — Malaysia	6,016	—	—	—	—	—	—	(6,016)	—

	$40,052	$—	$—	$—	$—	$—	$—	$(40,052)	$—

International Equity Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Spain	$—	$—	$78	$—	$—	(b)	$—	$—	$—	$78

	$—	$—	$78	$—	$—	(b)	$—	$—	$—	$78

International Equity Index Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Australia	$—	(a)	$3	$(10)	$—	$—	$(8)	$121	$—	$106
Common Stocks — Japan	—	(a)	(17)	17	—	—	— (a)	—	—	—

	$—	(a)	$(14)	$7	$—	$—	$(8)	$121	$—	$106

International Opportunities Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Spain	$—	$—	$211	$—	$—	(b)	$—	$—	$—	$211

	$—	$—	$211	$—	$—	(b)	$—	$—	$—	$211

International Value Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stock — Spain	$—	$—	$327	$—	$—	$—	$—	$—	$327

	$—	$—	$327	$—	$—	$—	$—	$—	$327

Intrepid International Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Spain	$—	$—	$18	$—	$—	$—	$—	$—	$18

Total	$—	$—	$18	$—	$—	$—	$—	$—	$18

(a)	Security has a zero value.
(b)	Amount rounds to less than $1,000.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Value
Emerging Economies Fund	$—
International Equity Fund	78
International Equity Index Fund	(10)
International Opportunities Fund	211
International Value Fund	327
Intrepid International Fund	18

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the fund.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2012 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
International Equity Fund	78		—	(b)
International Equity Index Fund	106		—	(b)
International Opportunities Fund	211		—	(b)
International Value Fund	327		—	(b)
Intrepid International Fund	18		—	(b)

(a)	Security has zero value.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — The Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures activity during the six months ended April 30, 2011 (amounts in thousands):

	Global Opportunities Fund		International Equity Index Fund	International Opportunities Fund		International Value Fund
Futures Contracts:
Average Notional Balance Long	$64	(a)	$9,692	$12,311	(b)	$20,323	(b)
Ending Notional Balance Long	—		9,445	—		—

(a)	For the period December 1, 2011 through January 31, 2012.
(b)	For the period November 1, 2011 through November 30, 2011.

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended

April 30, 2012 (amounts in thousands):

	Global Equity Income Fund	Global Opportunities Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	4,164	824	148,675	448,495
Average Settlement Value Sold	7,487	972	121,323	360,641
Ending Settlement Value Purchased	2,845	674	182,700	492,638
Ending Settlement Value Sold	7,565	642	134,204	387,118

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$17

Total		$17

Liabilities:
Foreign Currency Contracts	Payables	$87

Total		$87

Global Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Currency Contracts	Receivables	$5

Total		$5

Liabilities:
Foreign Currency Contracts	Payables	$12

Total		$12

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(555)

Total		$(555)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$1,702

Total		$1,702

Liabilities:
Foreign Exchange Contracts	Payables	$3,536

Total		$3,536

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$3,638

Total		$3,638

Liabilities:
Foreign Exchange Contracts	Payables	$10,706

Total		$10,706

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2012, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$120	$120

Total	$120	$120

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$(65)	$(65)

Total	$(65)	$(65)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Global Opportunities Fund

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$29	$29
Equity contracts	6	—	6

Total	$6	$29	$35

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$(11)	$(11)

Total	$(11)	$(11)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$1,623	$1,623

Total	$1,623	$1,623

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(1,430)	$(1,430)

Total	$(1,430)	$(1,430)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$866	$866
Equity contracts	411	—	411

Total	$411	$866	$1,277

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$(1,491)	$(1,491)

Total	$(1,491)	$(1,491)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$5,251	$5,251
Equity contracts	(596)	—	(596)

Total	$(596)	$5,251	$4,655

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(11,711)	$(11,711)
Equity contracts	(39)	—	(39)

Total	$(39)	$(11,711)	$(11,750)

The Funds’ derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organizational Costs — Total offering costs of approximately $111,000 for the Global Equity Income Fund paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

India has recently enacted rules on indirect transfer of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, the Funds’ conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Opportunities Fund	0.60
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Opportunities Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$4		$1
Emerging Markets Equity Fund	20		2
Global Equity Income Fund	—	(a)	—
Global Opportunities Fund	—	(a)	—
International Equity Fund	4		1
International Equity Index Fund	36		—	(a)
International Opportunities Fund	1		—	(a)
International Value Fund	8		—	(a)
Intrepid International Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Opportunities Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C		Class R2	Class R5		Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.60	%*	n/a	2.10	%*	n/a	1.15	%*	n/a	n/a	1.35	%*
Emerging Markets Equity Fund	2.00		2.50%	2.50		n/a	n/a		n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a	1.75		1.50%	0.80		n/a	n/a	1.00
Global Opportunities Fund	1.25		n/a	1.75		1.50	0.80		0.75%	n/a	1.00
International Equity Fund	1.31		1.81	1.81		1.56	0.86		0.81	n/a	1.06
International Equity Index Fund	1.07		1.80	1.80		1.32	n/a		n/a	n/a	0.82
International Opportunities Fund	1.31		1.92	1.92		n/a	n/a		0.81	0.91	1.06
International Value Fund	1.35		1.85	1.85		1.60	n/a		0.85	0.95	1.10
Intrepid International Fund	1.50		n/a	2.00		1.75	n/a		n/a	1.00	1.25

*	Prior to February 29, 2012, the contractual expense limitations for Emerging Economies Fund were 1.85%, 2.35%, 1.40% and 1.60% for Class A, Class C, Class R5 and Select Class, respectively.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The expense limitation agreements were in effect for the six months ended April 30, 2012. The expense limitation percentages in the table above are in place until at least February 28, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended April 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$31	$56	$32	$119	$—
Global Equity Income Fund	101	11	7	119	34
Global Opportunities Fund	13	2	—	15	137
International Equity Fund	662	175	—	837	—
International Equity Index Fund	96	—	659	755	—
International Opportunities Fund	—	4	—	4	—
International Value Fund	186	26	—	212	—
Intrepid International Fund	80	110	104	294	—
Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2012 were as follows (amounts in thousands):

Emerging Economies Fund	$8
Emerging Markets Equity Fund	47
International Equity Fund	23
International Equity Index Fund	5
International Opportunities Fund	13
International Value Fund	34
Intrepid International Fund	6

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2012, Global Equity Income Fund and Global Opportunities Fund, incurred $52 and $2, respectively, in brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$124,576	$124,033
Emerging Markets Equity Fund	221,496	215,113
Global Equity Income Fund	31,196	9,080
Global Opportunities Fund	3,379	3,591
International Equity Fund	101,727	19,587
International Equity Index Fund	38,209	69,594
International Opportunities Fund	248,354	145,626
International Value Fund	678,637	720,377
Intrepid International Fund	125,395	71,286

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$356,139	$36,959	$25,323	$11,636
Emerging Markets Equity Fund	1,908,570	474,865	81,299	393,566
Global Equity Income Fund	25,636	2,032	326	1,706
Global Opportunities Fund	4,130	598	87	511
International Equity Fund	720,655	189,975	48,540	141,435
International Equity Index Fund	399,813	227,740	36,467	191,273
International Opportunities Fund	590,463	62,067	17,162	44,905
International Value Fund	1,939,190	245,148	85,179	159,969
Intrepid International Fund	262,247	41,196	5,030	36,166

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,614	—	—	9,614
Global Opportunities Fund	437	264	—	164	865
International Equity Fund	—	7,942	7,185	3,312	18,439
International Equity Index Fund	—	54,145	—	—	54,145
International Opportunities Fund	18,724	39,131	441	10,045	68,341
International Value Fund	120,318	241,545	63,767	—	425,630
Intrepid International Fund	294,229	250,971	—	139	545,339

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	18.7%	69.0%
Emerging Markets Equity Fund	n/a	13.9
International Equity Fund	n/a	48.6
International Equity Index Fund	47.4	n/a
International Opportunities Fund	n/a	66.6
Intrepid International Fund	n/a	71.7

Additionally, the Advisor owns a significant portion of the outstanding shares of the Global Equity Income Fund and the Global Opportunities Fund. Emerging Markets Equity Fund and International Value Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2012, Emerging Economies Fund invested 20.9% of its respective total investments in issuers in China. International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 24.1%, 25.3%, 20.9% and 23.1% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Opportunities Fund invested 28.8% and 46.8% of their respective total investments in issuers in the United States. International Equity Index Fund and International Value Fund invested 23.3% and 22.3% of their respective total investments in issuers in Japan.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,085.90	$8.82	1.70%
Hypothetical*	1,000.00	1,016.41	8.52	1.70
Class C
Actual*	1,000.00	1,082.60	11.29	2.18
Hypothetical*	1,000.00	1,014.02	10.92	2.18
Class R5
Actual*	1,000.00	1,088.10	6.44	1.24
Hypothetical*	1,000.00	1,018.70	6.22	1.24
Select Class
Actual*	1,000.00	1,087.00	7.47	1.44
Hypothetical*	1,000.00	1,017.70	7.22	1.44

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,053.60	9.29	1.82
Hypothetical*	1,000.00	1,015.81	9.12	1.82
Class B
Actual*	1,000.00	1,051.00	11.83	2.32
Hypothetical*	1,000.00	1,013.33	11.61	2.32
Class C
Actual*	1,000.00	1,050.80	11.83	2.32
Hypothetical*	1,000.00	1,013.33	11.61	2.32
Institutional Class
Actual*	1,000.00	1,055.80	7.26	1.42
Hypothetical*	1,000.00	1,017.80	7.12	1.42

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual*	$1,000.00	$1,055.30	$8.02	1.57%
Hypothetical*	1,000.00	1,017.06	7.87	1.57

Global Equity Income Fund
Class A
Actual*	1,000.00	1,051.40	6.38	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,048.70	8.91	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual*	1,000.00	1,050.40	7.65	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R5
Actual*	1,000.00	1,054.00	4.09	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Select Class
Actual*	1,000.00	1,053.20	5.10	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

Global Opportunities Fund
Class A
Actual*	1,000.00	1,091.80	6.50	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,089.10	9.09	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual**	1,000.00	1,127.50	7.89	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R5
Actual*	1,000.00	1,093.90	4.16	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Class R6
Actual**	1,000.00	1,131.70	3.95	0.75
Hypothetical*	1,000.00	1,021.13	3.77	0.75
Select Class
Actual*	1,000.00	1,092.10	5.20	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

International Equity Fund
Class A
Actual*	1,000.00	1,061.60	6.66	1.30
Hypothetical*	1,000.00	1,018.40	6.52	1.30
Class B
Actual*	1,000.00	1,059.10	9.27	1.81
Hypothetical*	1,000.00	1,015.86	9.07	1.81
Class C
Actual*	1,000.00	1,059.10	9.27	1.81
Hypothetical*	1,000.00	1,015.86	9.07	1.81
Class R2
Actual*	1,000.00	1,060.60	7.94	1.55
Hypothetical*	1,000.00	1,017.16	7.77	1.55

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund (continued)
Class R5
Actual*	$1,000.00	$1,064.40	$4.36	0.85%
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Class R6
Actual*	1,000.00	1,064.50	4.11	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Select Class
Actual*	1,000.00	1,062.70	5.38	1.05
Hypothetical*	1,000.00	1,019.64	5.27	1.05

International Equity Index Fund
Class A
Actual*	1,000.00	1,020.50	5.38	1.07
Hypothetical*	1,000.00	1,019.54	5.37	1.07
Class B
Actual*	1,000.00	1,016.70	9.03	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class C
Actual*	1,000.00	1,016.80	9.03	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class R2
Actual*	1,000.00	1,019.80	6.63	1.32
Hypothetical*	1,000.00	1,018.30	6.62	1.32
Select Class
Actual*	1,000.00	1,021.80	4.12	0.82
Hypothetical*	1,000.00	1,020.79	4.12	0.82

International Opportunities Fund
Class A
Actual*	1,000.00	1,067.70	6.68	1.30
Hypothetical*	1,000.00	1,018.40	6.52	1.30
Class B
Actual*	1,000.00	1,065.50	9.24	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class C
Actual*	1,000.00	1,064.70	9.24	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class R6
Actual*	1,000.00	1,070.80	4.12	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Institutional Class
Actual*	1,000.00	1,070.30	4.63	0.90
Hypothetical*	1,000.00	1,020.39	4.52	0.90
Select Class
Actual*	1,000.00	1,069.40	5.40	1.05
Hypothetical*	1,000.00	1,019.64	5.27	1.05

International Value Fund
Class A
Actual*	1,000.00	1,036.00	6.83	1.35
Hypothetical*	1,000.00	1,018.15	6.77	1.35
Class B
Actual*	1,000.00	1,033.50	9.35	1.85
Hypothetical*	1,000.00	1,015.66	9.27	1.85

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Class C
Actual*	$1,000.00	$1,032.50	$9.35	1.85%
Hypothetical*	1,000.00	1,015.66	9.27	1.85
Class R2
Actual*	1,000.00	1,034.00	8.09	1.60
Hypothetical*	1,000.00	1,016.91	8.02	1.60
Class R6
Actual*	1,000.00	1,038.40	4.31	0.85
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Institutional Class
Actual*	1,000.00	1,037.30	4.81	0.95
Hypothetical*	1,000.00	1,020.14	4.77	0.95
Select Class
Actual*	1,000.00	1,036.80	5.57	1.10
Hypothetical*	1,000.00	1,019.39	5.52	1.10

Intrepid International Fund
Class A
Actual*	1,000.00	1,043.10	7.62	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class C
Actual*	1,000.00	1,040.60	10.15	2.00
Hypothetical*	1,000.00	1,014.92	10.02	2.00
Class R2
Actual*	1,000.00	1,041.70	8.88	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Institutional Class
Actual*	1,000.00	1,045.90	5.09	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00
Select Class
Actual*	1,000.00	1,044.80	6.36	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-INTEQ-412

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2012 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe,

Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower - but still healthy - growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

MAY 17, 2012 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events.

*	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

Acknowledging the challenges facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a reminder about the importance of a well-diversified portfolio. We believe the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes*.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	12.70%
S&P 500 Index	12.77%

Net Assets as of 4/30/2012 (In Thousands)	$830,098

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Investors’ appetite for risk was supported early in the reporting period as concerns about systemic risk from Europe’s debt crisis abated following aggressive measures taken by the European Central Bank. This improving appetite for risk sparked a rally among U.S. stocks. Strong corporate earnings and improving U.S. economic data also helped support U.S. stocks during the reporting period. In the end, the S&P 500 Index (the “Benchmark”) finished the reporting period with a 12.77% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Benchmark for the six months ended April 30, 2012. The Fund’s stock selection in the auto and transportation and health services and system sectors detracted from relative performance. The Fund’s stock selection in the retail and systems hardware sectors contributed to the Fund’s relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Juniper Networks, Inc. and Oracle Corp. Shares of communications equipment provider Juniper Networks, Inc. declined after the company’s outlook for its second-quarter earnings disappointed investors. Shares of Oracle Corp., a software maker, declined after the company reported lower-than-expected fiscal second-quarter sales and net profit.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Lowe’s Cos., Inc. and Apple Inc. Shares of Lowe’s Cos., Inc., a home improvement retailer, benefited from the company’s earnings and sales growth, which was boosted by its initiatives to improve the structure and technology of its stores. Shares of Apple Inc. benefited from investors’ positive reaction to the company’s increased dividend and share buyback announcement, as well as the launch of the iPad 3.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.9%
2.	Microsoft Corp.	3.6
3.	Exxon Mobil Corp.	3.1
4.	Wells Fargo & Co.	2.9
5.	United Technologies Corp.	2.1
6.	Yum! Brands, Inc.	1.9
7.	Time Warner, Inc.	1.9
8.	Occidental Petroleum Corp.	1.9
9.	Procter & Gamble Co. (The)	1.9
10.	Pfizer, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.9%
Consumer Discretionary	17.0
Financials	13.9
Health Care	12.4
Energy	12.1
Industrials	8.0
Consumer Staples	7.5
Materials	3.4
Telecommunication Services	1.5
Utilities	1.0
Short-Term Investment	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares
CLASS A SHARES	3/22/11
Without Sales Charge		12.41%	12.28%	8.20%	2.77%	2.59%	2.00%	0.73%	0.50%	0.58%	4.52%	4.28%	3.87%
With Sales Charge**		6.48	6.37	4.34	(2.62)	(2.79)	(1.52)	(0.35)	(0.58)	(0.34)	3.95	3.71	3.37
CLASS C SHARES	3/22/11
Without CDSC		12.12	12.00	8.00	2.22	2.09	1.59	0.61	0.39	0.48	4.46	4.22	3.82
With CDSC***		11.12	11.00	7.35	1.22	1.09	0.94	0.61	0.39	0.48	4.46	4.22	3.82
INSTITUTIONAL CLASS SHARES	1/30/97	12.70	12.56	8.39	3.16	2.94	2.29	0.83	0.59	0.66	4.57	4.32	3.91
SELECT CLASS SHARES	3/22/11	12.56	12.43	8.30	3.01	2.80	2.18	0.79	0.55	0.63	4.55	4.30	3.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap

Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.95%
Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index	4.43%
Composite Benchmark**	5.04%

Net Assets as of 4/30/2012 (In Thousands)	$3,224,730

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE MARKET PERFORM?

During the reporting period, municipal bonds benefited from a positive technical environment as a decline in new debt issuance coupled with renewed inflows into municipal bond funds helped support bond prices. The market was further augmented by statements and policy initiatives by the U.S. Federal Reserve that suggested that monetary policy would remain accommodative for the next few years. In the end, the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) increased 4.43% for the six months ended April 30, 2012.

Inflation, as measured by the CPI-U, increased during the reporting period, while improving economic data caused investors’ expectations for future inflation to increase across the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time). 2-, 5-, 10-, 20- and 30-year inflation swaps also increased during the six months ended April 30, 2012.

HOW DID THE FUND PERFORM?

While the Fund (Select Class Shares) posted a positive absolute return, it underperformed the Municipal Securities Benchmark and its Composite Benchmark for the six months ended April 30, 2012. The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. The Fund’s underperformance was mainly due to this preference for high-quality municipal bond securities as improving U.S. economic data supported investors’ appetite for risk during the reporting period and helped lower-quality municipal bonds outperform.

Meanwhile, the Fund’s use of zero-coupon inflation-linked swaps contributed to the Fund’s return during the reporting period. The Fund used swaps with a range of maturities, while the Composite Benchmark’s inflation-linked swap component is structured to reflect the performance of 5-year zero-coupon inflation-linked swaps. The Fund’s overweight of 2-year inflation swaps and underweight of 5-year inflation swaps detracted from the Fund’s relative performance versus the Composite Benchmark, while the Fund’s overweight of 10- and 20-year inflation swaps contributed to relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate, maintaining balanced exposure to inflation protection across the yield curve.

PORTFOLIO COMPOSITION****
Municipal Bonds	97.5%
Short-Term Investment	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays Capital Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012
		6 MONTHS*			1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		3.80%	3.80%	2.91%	5.14%	5.14%	4.23%	3.77%	3.77%	3.62%	3.46%	3.46%	3.35%
With Sales Charge**		(0.12)	(0.12)	0.34	1.17	1.17	1.62	2.98	2.98	2.93	2.87	2.87	2.83
CLASS C SHARES	8/31/05
Without CDSC		3.58	3.58	2.65	4.57	4.57	3.63	3.12	3.12	2.98	2.84	2.84	2.75
With CDSC***		2.58	2.58	2.00	3.57	3.57	2.98	3.12	3.12	2.98	2.84	2.84	2.75
INSTITUTIONAL CLASS SHARES	8/31/05	4.02	4.02	3.10	5.49	5.49	4.55	4.06	4.06	3.90	3.78	3.78	3.67
SELECT CLASS SHARES	8/31/05	3.95	3.95	3.02	5.34	5.34	4.40	3.92	3.92	3.76	3.62	3.62	3.52

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities

Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays Capital Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Consumer Discretionary — 17.1%
	Auto Components — 2.0%
78	BorgWarner, Inc. (a)	6,173
337	Johnson Controls, Inc.	10,772

		16,945

	Hotels, Restaurants & Leisure — 2.7%
155	Marriott International, Inc., Class A	6,077
222	Yum! Brands, Inc.	16,123

		22,200

	Household Durables — 0.6%
187	Lennar Corp., Class A	5,192

	Internet & Catalog Retail — 2.2%
64	Amazon.com, Inc. (a)	14,852
74	Expedia, Inc.	3,176

		18,028

	Media — 4.6%
262	CBS Corp. (Non-Voting), Class B	8,752
322	Comcast Corp., Class A	9,758
103	DISH Network Corp., Class A	3,297
429	Time Warner, Inc.	16,079

		37,886

	Specialty Retail — 3.8%
19	AutoZone, Inc. (a)	7,618
172	Home Depot, Inc. (The)	8,908
464	Lowe’s Cos., Inc.	14,613

		31,139

	Textiles, Apparel & Luxury Goods — 1.2%
91	NIKE, Inc., Class B	10,233

	Total Consumer Discretionary	141,623

	Consumer Staples — 7.5%
	Food & Staples Retailing — 0.9%
176	CVS Caremark Corp.	7,846

	Food Products — 2.2%
245	General Mills, Inc.	9,539
211	Kraft Foods, Inc., Class A	8,424

		17,963

	Household Products — 2.6%
59	Colgate-Palmolive Co.	5,853
248	Procter & Gamble Co. (The)	15,794

		21,647

	Personal Products — 0.6%
73	Estee Lauder Cos., Inc. (The), Class A	4,766

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 1.2%
111	Philip Morris International, Inc.	9,939

	Total Consumer Staples	62,161

	Energy — 12.2%
	Energy Equipment & Services — 2.1%
82	Cameron International Corp. (a)	4,185
172	Schlumberger Ltd. (Netherlands)	12,740

		16,925

	Oil, Gas & Consumable Fuels — 10.1%
135	Anadarko Petroleum Corp.	9,877
15	Devon Energy Corp.	1,038
67	EOG Resources, Inc.	7,380
71	EQT Corp.	3,513
297	Exxon Mobil Corp.	25,671
176	Occidental Petroleum Corp.	16,017
61	Pioneer Natural Resources Co.	7,096
26	Range Resources Corp.	1,747
68	Southwestern Energy Co. (a)	2,160
284	Williams Cos., Inc. (The)	9,649

		84,148

	Total Energy	101,073

	Financials — 13.9%
	Capital Markets — 3.3%
76	Ameriprise Financial, Inc.	4,135
82	Goldman Sachs Group, Inc. (The)	9,445
271	Invesco Ltd.	6,731
208	Morgan Stanley	3,594
180	TD Ameritrade Holding Corp.	3,381

		27,286

	Commercial Banks — 3.3%
120	U.S. Bancorp	3,848
712	Wells Fargo & Co.	23,798

		27,646

	Consumer Finance — 0.8%
120	Capital One Financial Corp.	6,647

	Diversified Financial Services — 3.1%
647	Bank of America Corp.	5,247
306	Citigroup, Inc.	10,117
24	CME Group, Inc.	6,316
33	IntercontinentalExchange, Inc. (a)	4,379

		26,059

	Insurance — 3.4%
127	ACE Ltd., (Switzerland)	9,649

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
291	MetLife, Inc.	10,470
126	Prudential Financial, Inc.	7,652

		27,771

	Total Financials	115,409

	Health Care — 12.5%
	Biotechnology — 2.6%
76	Biogen Idec, Inc. (a)	10,186
107	Celgene Corp. (a)	7,778
88	Vertex Pharmaceuticals, Inc. (a)	3,393

		21,357

	Health Care Equipment & Supplies — 1.4%
146	CareFusion Corp. (a)	3,786
144	Covidien plc, (Ireland)	7,949

		11,735

	Health Care Providers & Services — 3.3%
36	AMERIGROUP Corp. (a)	2,210
197	Cardinal Health, Inc.	8,323
93	Humana, Inc.	7,507
171	UnitedHealth Group, Inc.	9,607

		27,647

	Pharmaceuticals — 5.2%
81	Abbott Laboratories	5,034
69	Allergan, Inc.	6,669
336	Merck & Co., Inc.	13,181
101	Mylan, Inc. (a)	2,195
683	Pfizer, Inc.	15,658

		42,737

	Total Health Care	103,476

	Industrials — 8.0%
	Aerospace & Defense — 3.1%
144	Honeywell International, Inc.	8,739
211	United Technologies Corp.	17,219

		25,958

	Electrical Equipment — 1.0%
167	Emerson Electric Co.	8,754

	Industrial Conglomerates — 1.1%
160	Tyco International Ltd., (Switzerland)	8,992

	Machinery — 1.5%
200	PACCAR, Inc.	8,575
47	SPX Corp.	3,625

		12,200

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.3%
150	Norfolk Southern Corp.	10,937

	Total Industrials	66,841

	Information Technology — 21.9%
	Communications Equipment — 3.7%
638	Cisco Systems, Inc.	12,860
230	Juniper Networks, Inc. (a)	4,929
204	QUALCOMM, Inc.	13,009

		30,798

	Computers & Peripherals — 7.2%
84	Apple, Inc. (a)	49,260
234	EMC Corp. (a)	6,609
114	NetApp, Inc. (a)	4,414

		60,283

	Internet Software & Services — 0.8%
27	Baidu, Inc., (China), ADR (a)	3,622
30	LinkedIn Corp., Class A (a)	3,289

		6,911

	IT Services — 2.0%
120	Cognizant Technology Solutions Corp., Class A (a)	8,817
17	MasterCard, Inc., Class A	7,621

		16,438

	Semiconductors & Semiconductor Equipment — 2.3%
214	Altera Corp.	7,626
120	Lam Research Corp. (a)	5,018
193	Texas Instruments, Inc.	6,167

		18,811

	Software — 5.9%
46	Citrix Systems, Inc. (a)	3,953
924	Microsoft Corp.	29,594
516	Oracle Corp.	15,179

		48,726

	Total Information Technology	181,967

	Materials — 3.3%
	Chemicals — 1.8%
291	E.I. du Pont de Nemours & Co.	15,554

	Metals & Mining — 1.5%
210	Freeport-McMoRan Copper & Gold, Inc.	8,042
65	Walter Energy, Inc.	4,292

		12,334

	Total Materials	27,888

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
303	Verizon Communications, Inc.	12,223

	Utilities — 1.0%
	Multi-Utilities — 1.0%
236	CenterPoint Energy, Inc.	4,779
54	Sempra Energy	3,506

	Total Utilities	8,285

	Total Common Stocks (Cost $609,389)	820,946

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.3%
	Investment Company — 1.3%
11,020	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $11,020)	11,020

	Total Investments — 100.2% (Cost $620,409)	831,966
	Liabilities in Excess of Other Assets — (0.2)%	(1,868)

	NET ASSETS — 100.0%	$830,098

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 98.3%
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,619

	Arizona — 3.8%
	Certificate of Participation/Lease — 0.0% (g)
650	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/12	668

	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	196

	General Obligation — 0.8%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,364
1,225	GO, AGM, 6.000%, 07/01/16	1,476
1,300	GO, AGM, 6.000%, 07/01/17	1,613
1,375	GO, AGM, 6.000%, 07/01/18	1,741
1,400	GO, AGM, 6.000%, 07/01/19	1,746
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	4,158
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	828
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	310
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,532
1,500	Maricopa County Unified School District No. 97-Deer Valley, School Improvement Project 2004, Series B, GO, AGM, 5.000%, 07/01/15	1,694

		24,462

	Hospital — 0.5%
	Arizona Health Facilities Authority, Banner Health,
5,000	Series D, Rev., 5.000%, 01/01/17	5,784
2,500	Series D, Rev., 5.000%, 01/01/23	2,763
3,215	Series D, Rev., 5.000%, 01/01/24	3,532
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.250%, 02/02/15	2,351

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — Continued
	Scottsdale IDA,
2,250	Series A, Rev., 5.000%, 09/01/14	2,406

		16,836

	Other Revenue — 1.4%
	Arizona State Transportation Board,
16,705	Series A, Rev., 5.250%, 07/01/25	19,614
17,135	Series A, Rev., 5.250%, 07/01/26	19,930
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,570
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,338
1,000	Series C, Rev., 5.000%, 07/01/24	1,205

		45,657

	Prerefunded — 0.4%
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	13,458

	Special Tax — 0.4%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 07/01/33	9,785
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,217

		12,002

	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	5,993

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,775

	Total Arizona	121,047

	Arkansas — 0.3%
	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,470

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,117

	Total Arkansas	8,587

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — 7.7%
	Education — 0.8%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,228
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/17	1,169
2,025	Series E, Rev., 5.250%, 10/01/18	2,348
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	6,350
5,000	Series O, Rev., 5.750%, 05/15/29	5,979
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,599

		24,673

	General Obligation — 4.1%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	456
2,500	GO, Zero Coupon, 05/01/16	2,314
2,000	GO, Zero Coupon, 05/01/17	1,779
1,490	GO, Zero Coupon, 05/01/19	1,211
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,623
13,815	City of Los Angeles, Series A, GO, 5.000%, 09/01/20	17,066
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,687
1,000	GO, 5.000%, 08/01/22	1,249
1,000	GO, 5.000%, 08/01/24	1,210
	Evergreen Elementary School District,
3,000	Series A, GO, AGM, 6.000%, 08/01/13	3,207
1,090	Series A, GO, AGM, 6.000%, 08/01/16	1,316
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,535
5,845	GO, AGC, Zero Coupon, 08/01/15	5,637
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/21	281
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,189
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	3,088
5,000	Series D, GO, 5.250%, 07/01/24	5,836
6,240	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	6,583

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/27	1,629
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,883
1,220	Series F-1, GO, AGM, 5.250%, 07/01/28	1,532
2,860	San Francisco City & County, Clean & Safe Neighborhood Park, GO, 4.000%, 06/15/24	3,132
1,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,499
	State Center Community College District,
1,000	GO, 5.000%, 08/01/21	1,242
1,705	GO, 5.000%, 08/01/22	2,121
1,795	GO, 5.000%, 08/01/24	2,153
1,000	State of California, GO, 5.000%, 08/01/16	1,158
6,060	State of California, Economic Recovery, Unrefunded Balance, Series A, GO, 5.250%, 07/01/14	6,671
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,968
940	GO, 5.000%, 04/01/16	1,078
3,810	GO, 5.000%, 04/01/17	4,462
5,000	GO, 5.000%, 04/01/20	5,881
10,000	GO, 5.500%, 04/01/18	12,116
5,000	GO, 5.500%, 04/01/21	6,102
5,000	GO, 5.625%, 04/01/26	5,844
6,600	GO, 6.500%, 04/01/33	8,043

		133,781

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,802
2,000	Series C, Rev., 6.250%, 10/01/28	2,352
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,048

		5,202

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/24	218

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.5%
	California State University, Systemwide,
3,000	Series A, Rev., AGM, 4.750%, 11/01/22	3,215
5,140	Series A, Rev., AGM, 4.750%, 11/01/24	5,500
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	3,050
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,649

		15,414

	Prerefunded — 1.6%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	431
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	3,003
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	13,900
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,163
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,458
4,765	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,002
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	4,085
18,945	GO, 5.125%, 02/01/14 (p)	20,543
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	1,960

		52,545

	Utility — 0.3%
	California State Department of Water Resources, Power Supply,
850	Series A, Rev., NATL-RE, 5.250%, 05/01/12	850
2,070	Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,433
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,430

		8,713

	Water & Sewer — 0.2%
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	2,976
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,798
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,421

		6,195

	Total California	246,741

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — 2.3%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27	6,463

	General Obligation — 1.4%
5,000	Adams 12 Five Star Schools, GO, 4.000%, 12/15/23	5,658
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, AGM, 5.000%, 12/15/13	7,778
460	Denver City & County, Better Denver & Zoo, Series A, GO, 4.000%, 08/01/14	498
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
5,275	GO, 5.250%, 12/15/20	6,693
6,950	GO, 5.250%, 12/15/23	8,960
2,345	GO, 5.250%, 12/15/25	3,051
10,000	Jefferson County School District R-1, GO, 5.000%, 12/15/22	12,579

		45,217

	Other Revenue — 0.2%
5,000	Denver City & County, Airport System, Series B, Rev., 5.500%, 11/15/13 (p)	5,400

	Prerefunded — 0.4%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,725
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,278
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,949

		11,952

	Transportation — 0.0% (g)
1,000	Denver City & County, Airport System, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,098

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,459

	Water & Sewer — 0.0% (g)
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.000%, 12/01/19	1,051

	Total Colorado	72,640

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Connecticut — 1.2%
	Certificate of Participation/Lease — 0.1%
3,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., COP, AMBAC, 5.000%, 07/01/20	3,383

	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,078

	General Obligation — 1.0%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	364
200	GO, 5.000%, 06/01/20	240
	City of Hartford,
1,025	GO, AGC, 5.000%, 11/15/14	1,141
1,325	GO, AGC, 5.000%, 11/15/15	1,524
250	GO, AGC, 5.000%, 11/15/16	296
270	GO, AGC, 5.000%, 11/15/17	327
595	GO, AGC, 5.000%, 11/15/18	732
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,257
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,382
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	6,297
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	11,205
650	Town of Trumbull, GO, 5.000%, 09/15/15	743

		30,508

	Transportation — 0.0% (g)
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,119

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	309
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,601
2,000	State of Connecticut, Revolving Fund, Series A, Rev., 5.000%, 06/01/13	2,104

		4,014

	Total Connecticut	40,102

	Delaware — 0.3%
	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,274

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,152
1,000	Series B, Rev., 5.000%, 11/01/18	1,239
1,000	Series B, Rev., 5.000%, 11/01/21	1,222
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,655
500	Rev., AGM, 5.250%, 09/15/15	569

		5,837

	Transportation — 0.1%
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.000%, 07/01/12 (p)	1,689

	Total Delaware	8,800

	District of Columbia — 1.0%
	Other Revenue — 1.0%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	6,037
5,000	Series C, Rev., 5.000%, 10/01/29	5,840
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	4,119
5,000	Series A, Rev., 5.000%, 12/01/18	6,155
6,000	Series A, Rev., 5.000%, 12/01/19	7,481
2,000	Series A, Rev., 5.000%, 12/01/20	2,509

	Total District of Columbia	32,141

	Florida — 4.1%
	Certificate of Participation/Lease — 0.4%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,851
3,405	Series D, COP, AGM-CR, FGIC, 5.000%, 08/01/21	3,554
3,955	Palm Beach County, School Board, Series D, COP, AGM, 5.250%, 08/01/13	4,003
3,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., COP, AGM, 5.000%, 01/01/23	3,311

		13,719

	General Obligation — 1.9%
	Florida State Board of Education, Public Education, Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	6,084
15,000	Series B, GO, 4.750%, 06/01/21	16,711
32,375	Series D, GO, 5.000%, 06/01/25	38,563

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	148

		61,506

	Other Revenue — 0.4%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	2,042
2,355	Rev., AGC, 5.000%, 09/01/18	2,832
1,070	Rev., AGC, 5.000%, 09/01/20	1,256
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,725
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,966

		12,821

	Prerefunded — 0.2%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,640

	Special Tax — 0.5%
	Florida State Department of Environmental Protection, Florida Forever,
10,200	Series A, Rev., NATL-RE, 5.375%, 07/01/12	10,389
5,000	Series C, Rev., AMBAC, 5.000%, 07/01/17	5,292

		15,681

	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/19	115

	Water & Sewer — 0.7%
	Miami-Dade County, Water & Sewer Systems,
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,613
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	17,255

		23,868

	Total Florida	133,350

	Georgia — 5.2%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,301

	General Obligation — 3.0%
1,660	City of Marietta, School, Series A, GO, 5.000%, 02/01/16	1,923
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/26	5,704

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	Henry County School District,
1,000	GO, 4.000%, 08/01/14	1,080
3,090	GO, 5.000%, 08/01/20	3,854
	State of Georgia,
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,936
3,140	Series B, GO, 5.000%, 07/01/19	3,938
3,300	Series B, GO, 5.000%, 07/01/20	4,183
1,000	Series B, GO, 5.750%, 08/01/17	1,250
14,960	Series C, GO, 5.000%, 07/01/17	18,102
1,120	Series C, GO, 5.500%, 07/01/12	1,130
10,000	Series C, GO, 5.500%, 07/01/15	11,073
3,935	Series E, GO, 5.000%, 08/01/16	4,646
14,790	Series F, GO, 5.000%, 12/01/19	18,685
16,535	Series G, GO, 5.000%, 11/01/13	17,712

		97,216

	Other Revenue — 0.5%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,224
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,986
1,000	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	1,171

		14,381

	Prerefunded — 0.2%
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	6,970

	Special Tax — 0.4%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	12,128

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,550
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,300
5,000	Series A, Rev., 5.000%, 06/01/15	5,667

		16,517

	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,867

	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	8,321

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — Continued
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	4,076

		12,397

	Total Georgia	167,777

	Hawaii — 1.7%
	General Obligation — 1.2%
	State of Hawaii,
5,515	Series CY, GO, AGM, 5.750%, 02/01/14	6,031
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,235
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/14 (p)	10,980
7,500	Series DQ, GO, 5.000%, 06/01/15	8,520
7,250	Series DR, GO, 5.000%, 06/01/16	8,490

		37,256

	Transportation — 0.1%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,679
2,575	Rev., 5.000%, 01/01/19	3,156

		4,835

	Water & Sewer — 0.4%
	City & County of Honolulu, Wastewater System, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,368
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,195
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,698

		13,261

	Total Hawaii	55,352

	Idaho — 0.6%
	General Obligation — 0.1%
1,000	Ada & Canyon Counties Joint School District No. 2 Meridian, GO, 5.000%, 07/30/17	1,189

	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,543

	Other Revenue — 0.2%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,569

	Total Idaho	18,301

	Illinois — 1.2%
	General Obligation — 0.1%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,288

		4,476

	Hospital — 0.1%
2,425	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,587

	Other Revenue — 0.3%
7,000	Railsplitter Tobacco Settlement Authority, Rev., 5.250%, 06/01/20	7,949

	Prerefunded — 0.1%
3,200	Chicago Housing Authority, Rev., 5.375%, 07/01/12 (p)	3,228

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,336

	Transportation — 0.5%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,386
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	727
1,890	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Unrefunded Balance, Rev., AMBAC, 5.000%, 06/01/18	2,092
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,535
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	988

		14,728

	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,230

	Total Illinois	37,534

	Indiana — 1.6%
	Certificate of Participation/Lease — 0.2%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., COP, AGM, 5.000%, 01/15/13	1,033
5,205	Indianapolis Local Public Improvement Bond Bank, Series E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,797

		6,830

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,500
2,920	Southwest Allen Multi School Building Corp., First Mortgage, Series A, Rev., NATL-RE, 5.000%, 07/15/13 (p)	3,087

		7,587

	Other Revenue — 0.7%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,288
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	179
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,822
1,700	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	1,900
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,083
	South Bend Community School Corp., First Mortgage,
1,350	Rev., AGM, 5.000%, 07/05/14	1,479
855	Rev., AGM, 5.000%, 01/05/16	983
1,030	Rev., AGM, 5.000%, 07/05/17	1,229

		21,963

	Prerefunded — 0.5%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,132
10,000	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	10,837

		14,969

	Total Indiana	51,349

	Iowa — 0.4%
	General Obligation — 0.1%
	City of Des Moines, Capital Loan Notes,
3,150	Series C, GO, 5.000%, 06/01/14	3,457
1,070	Series C, GO, 5.000%, 06/01/15	1,219

		4,676

	Other Revenue — 0.3%
	Iowa Finance Authority, State Revolving Fund,
1,000	Rev., 5.000%, 08/01/19	1,248
1,000	Rev., 5.000%, 08/01/20	1,254
5,940	Rev., 5.000%, 08/01/26	7,129

		9,631

	Total Iowa	14,307

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kansas — 2.1%
	Industrial Development Revenue/Pollution Control Revenue — 0.4%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,771
6,105	Rev., 5.000%, 06/01/17	7,278

		14,049

	Other Revenue — 0.7%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,992
	Kansas State Department of Transportation,
5,000	Series A, Rev., 5.000%, 09/01/13	5,314
7,000	Series A, Rev., 5.000%, 09/01/16	8,260
4,800	Series A, Rev., 5.000%, 09/01/18	5,927

		21,493

	Prerefunded — 0.9%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	20,266
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,663

		28,929

	Utility — 0.1%
3,755	Wyandotte County-Kansas City Unified Government, Utility System, Series 2004, Rev., AMBAC, 5.650%, 09/01/15	4,344

	Total Kansas	68,815

	Kentucky — 1.5%
	Certificate of Participation/Lease — 0.1%
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., COP, AMBAC, 5.500%, 07/01/12	4,086

	Other Revenue — 1.1%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	7,033
1,000	Rev., AGM, 5.000%, 11/01/24	1,134
5,185	Kentucky Turnpike Authority, Revitalization, Series A, Rev., 5.000%, 07/01/28	6,047
	Louisville & Jefferson County Metro Government Board of Water Works,
13,225	Series A, Rev., 5.000%, 11/15/14	14,742
3,955	Series A, Rev., 5.000%, 11/15/18	4,905

		33,861

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,333
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,306

		9,639

	Total Kentucky	47,586

	Louisiana — 0.4%
	Other Revenue — 0.2%
5,000	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 1.000%, 06/01/13	5,006

	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,734
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,796

		6,530

	Total Louisiana	11,536

	Maryland — 4.2%
	Education — 0.4%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,489
4,340	Series A, Rev., 5.000%, 04/01/17	5,202
4,560	Series A, Rev., 5.000%, 04/01/18	5,580

		13,271

	General Obligation — 2.6%
	Hardford County, Public Improvement,
5,500	GO, 5.000%, 07/01/15	6,283
4,060	GO, 5.000%, 12/01/15	4,703
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14	2,878
	Montgomery County, Public Improvement,
5,000	Series A, GO, 5.000%, 05/01/17	6,023
5,000	Series A, GO, 5.000%, 07/01/22	6,318
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,220
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	24,883
8,700	State of Maryland, State & Local Facilities Loan, First Series, GO, 4.000%, 03/15/24	9,812

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	State of Maryland, State & Local Facilities Loan, Second Series,
6,700	GO, 5.000%, 08/01/13 (p)	7,093
8,000	GO, 5.000%, 08/01/15	9,159

		84,372

	Other Revenue — 0.6%
	Baltimore Board of School Commissioners,
4,625	Rev., 5.000%, 05/01/15	5,241
4,725	Rev., 5.000%, 05/01/17	5,660
4,605	Maryland State Transportation Authority, Transportation Facilities Project, Rev., 5.000%, 07/01/22	5,836
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,615

		18,352

	Prerefunded — 0.0% (g)
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,062

	Transportation — 0.5%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,554
9,880	Rev., 5.250%, 12/15/17	12,224

		16,778

	Water & Sewer — 0.1%
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,226

	Total Maryland	135,061

	Massachusetts — 3.4%
	Certificate of Participation/Lease — 0.4%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., COP, 5.250%, 07/01/27	12,853

	Education — 0.4%
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	11,006

	General Obligation — 0.9%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	11,321

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	Commonwealth of Massachusetts, Consolidated Lien,
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,423
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,264
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,624

		29,632

	Other Revenue — 0.1%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,965
1,770	Rev., AGM, 5.000%, 04/01/17	2,007

		3,972

	Prerefunded — 1.5%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	264
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	6,060
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,956
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	16,050
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,498
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Series 10, Rev., 5.000%, 08/01/14 (p)	2,760
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	12,890

		48,478

	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/22	4,345

	Total Massachusetts	110,286

	Michigan — 1.9%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	3,989
4,170	Series A, Rev., 5.000%, 04/01/21	5,003

		8,992

	General Obligation — 0.4%
	Ann Arbor School District,
3,425	GO, Q-SBLF, 5.000%, 05/01/20	4,230

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
2,000	GO, Q-SBLF, 5.000%, 05/01/21	2,484
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,149
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,301
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,241

		13,405

	Other Revenue — 0.6%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	12,647
3,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/21 (w)	3,762
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/16	1,588

		17,997

	Prerefunded — 0.4%
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, Q-SBLF, 5.000%, 05/01/13 (p)	8,380
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,250

		13,630

	Transportation — 0.0% (g)
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,432

	Water & Sewer — 0.2%
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	602
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/23	263
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,081

		6,946

	Total Michigan	62,402

	Minnesota — 2.1%
	General Obligation — 1.8%
	Olmsted County, Crossover,
2,085	Series A, GO, 4.000%, 02/01/23	2,433
775	Series A, GO, 5.000%, 02/01/21	985
3,350	Ramsey County, Capital Improvement, Series B, GO, 5.000%, 02/01/20	4,210

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,899
4,900	GO, 5.000%, 11/01/19	5,739
9,530	GO, 5.250%, 11/01/12 (p)	9,771
10,000	GO, AGM, 5.000%, 08/01/13 (p)	10,588
6,760	Series C, GO, 5.000%, 08/01/16	7,976
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	10,472

		58,073

	Other Revenue — 0.3%
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	8,995

	Total Minnesota	67,068

	Mississippi — 0.7%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,390

	Prerefunded — 0.5%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,079

	Total Mississippi	21,469

	Missouri — 4.1%
	General Obligation — 0.1%
1,000	Cass County Reorganized School District No. R-2, GO, 5.000%, 03/01/20	1,138
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,712

		3,850

	Other Revenue — 2.5%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
3,440	Series A, Rev., 5.000%, 09/01/19	4,062
7,640	Series A, Rev., 5.000%, 09/01/20	9,014
8,120	Series A, Rev., 5.000%, 09/01/21	9,556
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.000%, 10/15/15	14,899
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	13,359
20,915	Series A, Rev., 5.000%, 01/01/21	25,807
2,355	Series B, Rev., 5.000%, 07/01/25	2,878

		79,575

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
1,575	Hazelwood School District, GO, 5.250%, 03/01/13 (p)	1,641

	Transportation — 1.5%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,366
4,060	Series A, Rev., 5.000%, 05/01/20	4,956
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,143
7,000	Series A, Rev., 5.000%, 05/01/17	8,157
6,000	Series B, Rev., 5.000%, 05/01/22	6,879
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,852
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,806
7,000	Rev., 5.000%, 02/01/21	8,215

		47,374

	Total Missouri	132,440

	Nebraska — 0.6%
	Education — 0.3%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	4,189
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,283

		8,472

	Utility — 0.3%
7,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	7,113
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	294
600	Series B, Rev., AGM, 5.000%, 01/01/18	711
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,842

		10,960

	Total Nebraska	19,432

	Nevada — 1.3%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 07/01/21	6,514
6,075	Series B, Rev., AMBAC, 5.000%, 07/01/22	6,824

		13,338

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.2%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,483

	Prerefunded — 0.5%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,413
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	13,592

		18,005

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,788

	Total Nevada	42,614

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,215
1,035	Series E, Rev., 5.000%, 01/15/24	1,214
1,195	Series E, Rev., 5.000%, 01/15/26	1,374
1,250	Series E, Rev., 5.000%, 01/15/27	1,429

	Total New Hampshire	5,232

	New Jersey — 2.2%
	Education — 0.3%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,270

	General Obligation — 0.5%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	1,036
2,500	State of New Jersey, GO, 5.250%, 08/01/20	3,160
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,593
665	Township of Franklin, Somerset County, GO, 4.000%, 05/01/16	743
	Township of Maplewood, General Improvement,
775	GO, 4.000%, 10/15/17	885
1,220	GO, 4.000%, 10/15/18	1,405
1,495	GO, 5.000%, 10/15/20	1,848
1,505	GO, 5.000%, 10/15/21	1,874
	Township of Woodbridge,
1,720	GO, 4.000%, 07/15/16	1,900
1,100	GO, 5.000%, 07/15/22	1,301
1,200	GO, 5.000%, 07/15/23	1,397

		17,142

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14 (p)	5,508
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/16	8,642

		14,150

	Other Revenue — 0.2%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	7,060

	Prerefunded — 0.6%
	Garden State Preservation Trust,
2,670	Series A, Rev., AGM, 5.250%, 11/01/13 (p)	2,868
	New Jersey Transportation Trust Fund Authority, Transportation System,
5,000	Series C, Rev., AGM-CR, 5.500%, 06/15/13 (p)	5,293
1,500	Series D, Rev., 5.000%, 06/15/14 (p)	1,648
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	8,682

		18,491

	Transportation — 0.2%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	6,116

	Total New Jersey	71,229

	New Mexico — 1.3%
	General Obligation — 0.2%
4,200	New Mexico Finance Authority, Senior Lien, Series C, GO, 5.000%, 06/01/22	5,253

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,891
1,690	Series B, Rev., 5.000%, 06/01/23	1,963
1,820	Series B, Rev., 5.000%, 06/01/25	2,074
1,965	Series B, Rev., 5.000%, 06/01/27	2,222
	New Mexico Finance Authority, State Transportation, Sub Lien,
1,195	Series A-2, Rev., 4.000%, 12/15/18	1,388
3,000	Series A-2, Rev., 5.000%, 12/15/19	3,714
2,245	Series A-2, Rev., 5.000%, 12/15/20	2,796
1,385	Series A-2, Rev., 5.000%, 12/15/21	1,702

		17,750

	Special Tax — 0.6%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/16	7,679

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — Continued
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/13 (p)	11,202

		18,881

	Total New Mexico	41,884

	New York — 11.6%
	Certificate of Participation/Lease — 0.5%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	16,969

	Education — 1.8%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,572
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,612
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	6,096
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	11,990
4,000	Series A, Rev., 5.000%, 03/15/23	4,763
8,000	Series C, Rev., 5.000%, 03/15/14	8,688
6,500	Series C, Rev., 5.000%, 12/15/21	7,545
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	424
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	560
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	764
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,568
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	5,086

		58,668

	General Obligation — 1.3%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, AGM, 5.000%, 09/01/13	303
100	Series A, GO, AGM, 5.000%, 09/01/14	110
	New York City,
7,920	Series E, GO, 5.000%, 08/01/21	9,799
5,000	Series E, GO, 5.000%, 08/01/23	5,866
11,000	Sub Series D-1, GO, 5.000%, 10/01/21	13,639
5,385	Sub Series I-1, GO, 5.000%, 08/01/19	6,562
1,815	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/21	1,883
1,000	Starpoint Central School District, GO, 5.000%, 06/15/19	1,206

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,000	Taconic Hills Central School District at Craryville, GO, 5.000%, 06/15/19 (w)	1,214

		40,582

	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., AGM, 5.000%, 02/15/14	3,878
2,220	Series D, Rev., AGM, 5.000%, 08/15/14	2,436
510	Series D, Rev., AGM, 5.000%, 02/15/18	589

		6,903

	Other Revenue — 4.1%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,614
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13	1,266
	New York City Municipal Water Finance Authority, Second Generation Resolution,
17,835	Series FF, Rev., 5.000%, 06/15/24	21,121
6,585	Series HH, Rev., 5.000%, 06/15/26	7,782
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,772
400	New York City Transitional Finance Authority, Building Aid Revenue, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	464
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/18	454
10,000	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/23	11,706
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,872
	New York State Thruway Authority,
7,425	Series B, Rev., 5.000%, 04/01/23	8,467
6,100	Series G, Rev., AGM, 5.000%, 01/01/25	6,724
5,000	New York State Thruway Authority, Highway & Bridge, Series B, Rev., AMBAC, 5.000%, 04/01/21	5,671
10,000	New York State Thruway Authority, State Personal Transportation, Series A, Rev., 5.000%, 03/15/26	11,728
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	6,179

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
	Triborough Bridge & Tunnel Authority, General Purpose,
24,250	Series A, Rev., 5.000%, 01/01/26	28,764
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,757
5,000	Series B, Rev., 5.250%, 11/15/18	5,132

		132,473

	Prerefunded — 0.4%
1,045	New York City, Series F, GO, 6.000%, 01/15/13 (p)	1,088
5,000	New York State Thruway Authority, Series A, Rev., NATL-RE, 5.250%, 04/01/13 (p)	5,231
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 6.950%, 07/15/17 (p)	6,529

		12,848

	Special Tax — 1.4%
	New York City Transitional Finance Authority, Future Tax Secured,
4,985	Series B, Rev., 5.000%, 11/01/17	5,972
3,750	Series B, Rev., 5.000%, 11/01/21	4,603
7,875	New York Local Government Assistance Corp., Sub Series A-5/6, Rev., 5.500%, 04/01/19	10,072
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	7,424
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/19	1,198
2,430	Series A, Rev., 5.250%, 12/15/18	3,030
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	6,232
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,484

		44,015

	Transportation — 1.0%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,268
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,707
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	8,312
7,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 11/15/16	7,454
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 04/01/18	2,888
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,802

		32,431

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.9%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,824
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	456
2,500	Series CC, Rev., 5.000%, 06/15/29	2,781
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/17	2,898
1,010	New York State Environmental Facilities Corp., Rev., AGM, 5.750%, 06/15/12	1,017
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	12,082
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,597
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,266

		28,921

	Total New York	373,810

	North Carolina — 1.3%
	Certificate of Participation/Lease — 0.1%
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/17	1,180

	General Obligation — 0.9%
	Durham County,
1,000	GO, 5.000%, 04/01/16	1,168
1,175	GO, 5.000%, 04/01/17	1,412
1,240	New Hanover County, GO, 5.000%, 12/01/16	1,479
10,000	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/15	11,349
	Wake County, Hammond Road Detention Center, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,441
3,905	GO, 5.000%, 06/01/20	4,738
5,950	GO, 5.000%, 06/01/21	7,262

		28,849

	Other Revenue — 0.2%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,151
1,170	Rev., AGM, 5.000%, 11/01/26	1,344

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	5,045

		7,540

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,936

	Total North Carolina	40,505

	Ohio — 2.2%
	Certificate of Participation/Lease — 0.1%
2,105	Ohio State Building Authority, Adult Correctional Facilities, Series B, Rev., COP, 5.000%, 10/01/13	2,240

	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,133

	General Obligation — 1.1%
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/15	8,536
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	7,042
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/22	248
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,259
3,165	Series B, GO, 5.000%, 09/15/15	3,627
5,035	Series B, GO, 5.000%, 09/15/16	5,940
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	6,220

		34,872

	Other Revenue — 0.4%
550	City of Cleveland, Parking Facility, Rev., AGM, 5.250%, 09/15/18 (p)	691
1,165	City of Cleveland, Parking Facility, Unrefunded Balance, Rev., AGM, 5.250%, 09/15/18	1,362
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,609
6,850	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	8,554

		13,216

	Prerefunded — 0.2%
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	7,186

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,617
4,650	Series A, Rev., 5.000%, 12/01/18	5,720

		10,337

	Total Ohio	70,984

	Oklahoma — 0.8%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,239
3,500	Rev., 5.500%, 09/01/15	4,043
5,210	Rev., 5.500%, 09/01/18	6,507

		11,789

	Other Revenue — 0.4%
	Oklahoma Turnpike Authority, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,686
2,500	Series A, Rev., 5.000%, 01/01/24	3,002
5,500	Tulsa County Industrial Authority, Broken Arrow Public Schools Project, Rev., 5.000%, 09/01/19	6,609

		13,297

	Total Oklahoma	25,086

	Oregon — 1.1%
	Certificate of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	4,128
3,350	Series A, COP, 5.000%, 05/01/21	3,978
6,965	Series A, COP, 5.000%, 05/01/22	8,172

		16,278

	General Obligation — 0.2%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,836
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	132
4,950	Portland Community College District, GO, AGM, 5.000%, 06/15/14	5,434

		7,402

	Other Revenue — 0.1%
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/19	2,988

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — 0.0% (g)
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,520

	Water & Sewer — 0.3%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	8,018

	Total Oregon	36,206

	Pennsylvania — 3.4%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/22	1,464
2,000	Series A, Rev., 5.000%, 03/01/23	2,323

		3,787

	General Obligation — 2.5%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/15	10,060
865	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	983
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,421
9,475	City of Pittsburgh, Series A, GO, AGM, 5.000%, 09/01/12	9,608
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,678
1,000	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 10/01/13	1,067
14,865	GO, 5.000%, 05/15/18	18,178
9,660	GO, 5.000%, 07/01/22	12,284
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,521
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,441
1,315	Haverford Township School District, GO, AGM, 5.250%, 03/15/16	1,534
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/17	1,217
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,194
1,200	GO, AGM, 5.000%, 05/01/21	1,397
2,365	GO, AGM, 5.000%, 05/01/22	2,724
2,050	Seneca Valley School District, GO, AGM, 5.000%, 07/01/13	2,158

		82,465

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.3%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	6,041
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 1.107%, 12/01/24	2,406

		8,447

	Other Revenue — 0.1%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,719
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,369

		4,088

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	3,103

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,411

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	6,166

	Total Pennsylvania	110,467

	Rhode Island — 0.1%
	Other Revenue — 0.1%
	Rhode Island Health & Educational Building Corp., Brown University,
810	Series A, Rev., 5.000%, 09/01/23	991
840	Series A, Rev., 5.000%, 09/01/24	1,020
655	Series A, Rev., 5.000%, 09/01/25	788

	Total Rhode Island	2,799

	South Carolina — 1.7%
	Certificate of Participation/Lease — 0.0% (g)
200	Charleston County, Public Facilities Corp., COP, NATL-RE, 5.000%, 06/01/12	201

	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,356

	General Obligation — 0.6%
10,000	State of South Carolina, Series A, GO, 5.000%, 06/01/19	12,521
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,632
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,687

		20,840

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.2%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,798
3,885	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/18	3,890

		5,688

	Utility — 0.7%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	15,291
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	8,206

		23,497

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,644

	Total South Carolina	56,226

	Tennessee — 1.0%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	10,005

	General Obligation — 0.3%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,876
	Metropolitan Government Nashville & Davidson County,
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,155
4,050	Series B, GO, 5.000%, 08/01/16 (p)	4,797
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,756

		10,584

	Other Revenue — 0.2%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,615

	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,139

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,464

	Total Tennessee	30,807

	Texas — 8.5%
	Certificate of Participation/Lease — 0.0% (g)
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/18	1,699

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — 0.9%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,107
2,000	Rev., 5.000%, 10/01/20	2,451
3,000	Rev., 5.000%, 10/01/21	3,633
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,730
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,172
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,543
2,500	Series A, Rev., 5.000%, 04/15/22	3,029
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,535
2,500	Series B, Rev., 5.250%, 08/15/17	3,051
500	Series C, Rev., 5.000%, 08/15/18	616
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,659
1,215	Series C, Rev., 5.000%, 03/01/22	1,414

		27,940

	General Obligation — 3.7%
1,075	Bexar County, GO, 5.250%, 06/15/22	1,282
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,742
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,209
3,225	City of Lubbock, Waterworks Systems, GO, AGM, 5.000%, 02/15/16	3,723
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,447
4,735	GO, 5.000%, 08/01/26	5,683
	City of San Antonio, General Improvement,
1,000	GO, 5.000%, 08/01/23	1,233
1,500	GO, 5.000%, 08/01/24	1,835
2,735	GO, 5.000%, 08/01/27	3,263
185	Collin County, Tax Refund, GO, 5.000%, 02/15/21	206
	Dallas County Community College District,
1,400	GO, 5.000%, 02/15/16	1,628
1,965	GO, 5.000%, 02/15/24	2,375
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 4.000%, 02/15/15	1,096
1,000	GO, AGM, 5.250%, 02/15/26	1,149
1,000	GO, AGM, 5.250%, 02/15/27	1,148

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,500
1,000	Fort Bend County, Road, GO, 5.000%, 03/01/20	1,237
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,047
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	6,057
	Harris County, Permanent Improvement,
2,000	Series B, GO, 4.000%, 10/01/15	2,234
1,500	Series B, GO, 5.000%, 10/01/15	1,726
1,605	Series B, GO, 5.000%, 10/01/19	2,005
	Harris County, Road,
2,750	Series A, GO, 5.250%, 10/01/18	3,431
2,000	Series A, GO, 5.250%, 10/01/19	2,533
	Hays County,
2,500	GO, 5.000%, 02/15/23	2,952
1,785	GO, 5.000%, 02/15/24	2,090
2,410	GO, 5.000%, 02/15/25	2,796
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	767
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,558
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	2,169
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,742
	North East Independent School District, Capital Appreciation, School Building,
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,422
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,666
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,920
5,000	GO, 5.000%, 02/15/34	5,503
1,330	GO, AMBAC, 5.000%, 02/15/19	1,541
390	GO, AMBAC, 5.000%, 02/15/20	452
3,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	3,900
8,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/16	9,462
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,963
4,340	Series A, GO, 5.000%, 08/01/21	5,141
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,132

		117,965

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/28	5,562
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,494

		7,056

	Other Revenue — 0.6%
5,150	City of Houston, Utility System, Junior Lien, Series A, Rev., AGM, 5.125%, 12/01/12 (p)	5,296
5,215	City of San Antonio, Water System Revenue, Rev., 4.000%, 05/15/28	5,622
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	116
3,315	Rev., 5.000%, 12/15/23	3,939
	Houston Airport System, Sub Lien,
1,000	Series B, Rev., 5.000%, 07/01/25	1,150
3,000	Series B, Rev., 5.000%, 07/01/26	3,420

		19,543

	Prerefunded — 0.5%
	City of Houston, Utility System, Junior Lien,
5,550	Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,881
5,000	Series B, Rev., AMBAC, 5.750%, 12/01/12 (p)	5,161
1,000	North Texas Tollway Authority, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,118
1,200	University of Texas, Financing System, Series B, Rev., 5.250%, 08/15/13 (p)	1,277

		15,437

	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,239
945	Series C, GO, 5.000%, 02/15/22	1,149
325	Series C, GO, 5.000%, 02/15/23	391
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18	5,762

		8,541

	Transportation — 1.0%
200	City of Laredo, International Toll Bridge System, Series B, Rev., AGM, 5.000%, 10/01/13	212
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,456
3,000	Rev., 5.250%, 12/01/48	3,265
10,000	Series A, Rev., 5.000%, 12/01/16	11,863
7,660	Series A, Rev., 5.000%, 12/01/21	9,142

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
	Dallas-Fort Worth International Airport,
1,000	Series A, Rev., 5.000%, 11/01/19	1,210
2,000	Series A, Rev., 5.000%, 11/01/21	2,226
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	656

		34,030

	Utility — 0.1%
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,144

	Water & Sewer — 1.2%
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., AGM, 5.375%, 10/01/12	204
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,717
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/13 (p)	6,226
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,293
2,230	Rev., 5.000%, 06/01/17	2,657
2,130	Rev., 5.000%, 06/01/18	2,575
2,695	Rev., 5.000%, 06/01/21	3,155
2,955	Rev., 5.000%, 06/01/23	3,387
3,405	Rev., 5.000%, 06/01/26	3,806
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,870
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,722

		37,612

	Total Texas	273,967

	Utah — 1.3%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,219
1,050	Rev., 5.000%, 12/01/20	1,262
1,100	Rev., 5.000%, 12/01/21	1,304
1,150	Rev., 5.000%, 12/01/22	1,347

		5,132

	General Obligation — 0.0% (g)
1,365	Central Utah Water Conservancy District, Series C, GO, 5.000%, 04/01/18	1,660

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,296
1,375	Series A, Rev., 5.000%, 12/01/16	1,628
1,000	Series A, Rev., 5.000%, 12/01/17	1,208

		4,132

	Prerefunded — 0.6%
	Utah Transit Authority,
10,000	Series A, Rev., AGM, 5.000%, 12/15/12 (p)	10,300
7,525	Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,659

		18,959

	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,933

	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,563
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.000%, 07/01/15 (p)	2,279

		10,842

	Total Utah	42,658

	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,966
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,747

	Total Vermont	7,713

	Virginia — 4.4%
	Education — 1.1%
	Virginia College Building Authority, Public Higher Education Financing Program,
9,080	Series B, Rev., 5.000%, 09/01/17	10,962
10,050	Series B, Rev., 5.000%, 09/01/19	12,495
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,670
	Virginia Public School Authority, School Financing, 1997 Resolution,
1,900	Series A, Rev., 5.000%, 08/01/14	2,097
3,000	Series B, Rev., 5.000%, 08/01/13	3,180

		34,404

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 1.7%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	6,006
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,139
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	251
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,208
2,725	Series A, GO, 5.000%, 06/01/14	2,989
17,575	Series D, GO, 5.000%, 06/01/20	21,786
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/21	7,750
6,260	Prince William County, Public Improvement, Series A, GO, 5.000%, 08/01/18	7,746

		54,875

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,360

	Other Revenue — 0.9%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	5,866
4,910	Series B-1, Rev., 5.000%, 08/01/18	6,006
5,620	Series C, Rev., 5.000%, 08/01/15 (p)	6,437
5,225	Series D, Rev., 5.000%, 08/01/17	6,290
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	4,045

		28,644

	Prerefunded — 0.3%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,651
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	8,071

		9,722

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,834

	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,693
1,005	5.000%, 04/01/16	1,170
1,935	5.000%, 04/01/17	2,310
1,655	5.000%, 04/01/18	2,003

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — Continued
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,172

		10,348

	Total Virginia	142,187

	Washington — 2.7%
	General Obligation — 2.7%
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,845
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,908
	Snohomish County School District No. 201,
8,425	GO, 5.000%, 12/01/22	10,387
6,660	GO, 5.000%, 12/01/23	8,107
6,320	State of Washington, Series R-2012A, GO, 5.000%, 07/01/24	7,619
6,000	State of Washington, Motor Vehicle Tax Senior 520, Series C, GO, 5.000%, 06/01/23	7,298
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,463
1,000	Series C, GO, 5.000%, 01/01/18	1,208
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,935
7,750	Series R-2012C, GO, 5.000%, 07/01/25	9,360
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,214
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,724

		86,068

	Hospital — 0.0% (g)
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,384

	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	212

	Total Washington	87,664

	Wisconsin — 0.3%
	General Obligation — 0.3%
	State of Wisconsin,
5,000	Series 1, GO, NATL-RE, 5.000%, 05/01/14	5,461
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,666

	Total Wisconsin	11,127

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/22	163

	Total Municipal Bonds (Cost $2,928,208)	3,167,070

Short-Term Investment — 2.5%
	Investment Company — 2.5%
82,071	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.110% † (b) (l) (m) (Cost $82,071)	82,071

	Total Investments — 100.8% (Cost $3,010,279)	3,249,141
	Liabilities in Excess of Other Assets — (0.8)%	(24,411)

	NET ASSETS — 100.0%	$3,224,730

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	$50,000	$678
Barclays Bank plc	2.095% at termination	CPI-U at termination	07/06/17	50,000	1,283
Barclays Bank plc	2.220% at termination	CPI-U at termination	05/24/17	50,000	680
Barclays Bank plc	2.420% at termination	CPI-U at termination	05/24/20	25,000	209
Barclays Bank plc	2.540% at termination	CPI-U at termination	03/19/13	50,000	(1,878)
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(993)
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(2,339)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(2,742)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(2,746)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(1,536)
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(3,340)
Barclays Bank plc	2.760% at termination	CPI-U at termination	09/16/12	1,500	(40)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(1,809)
Barclays Bank plc	2.855% at termination	CPI-U at termination	02/13/13	500	(24)
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(1,652)
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(2,175)
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(184)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(260)
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(441)
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	2,000	(127)
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(2,018)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(2,486)
Barclays Bank plc	3.003% at termination	CPI-U at termination	01/15/13	20,000	(1,388)
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(1,929)
BNP Paribas	1.910% at termination	CPI-U at termination	06/18/15	50,000	924
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	100,000	1,402
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	477
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	100,000	(878)
Citibank, N.A.	2.280% at termination	CPI-U at termination	07/01/18	50,000	710
Citibank, N.A.	2.285% at termination	CPI-U at termination	06/30/18	50,000	679
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	1,063
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	606
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	547
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	49,000	—
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	540
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	1,080
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	1,204
Morgan Stanley Capital Services	2.268% at termination	CPI-U at termination	03/01/15	240,000	(1,287)
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	89,000	(18,299)
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(4,297)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	793
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	244
Union Bank of Switzerland AG	2.140% at termination	CPI-U at termination	07/09/18	50,000	1,347
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	988
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	734
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	786

					$(37,894)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

ADR	— American Depositary Receipt
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2012.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $50,450,000 of this investment is restricted as collateral for swaps to various brokers.

*	Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$820,946	$3,167,070
Investments in affiliates, at value	11,020	31,621
Investments in affiliates — restricted, at value	—	50,450

Total investment securities, at value	831,966	3,249,141
Restricted cash	—	660
Receivables:
Investment securities sold	2,514	—
Fund shares sold	1,692	6,686
Interest from non-affiliates	759	42,225
Dividends from affiliates	1	7
Outstanding swap contracts, at value	—	16,974

Total Assets	836,932	3,315,693

LIABILITIES:
Payables:
Dividends	—	5,121
Investment securities purchased	5,724	26,043
Fund shares redeemed	575	3,059
Outstanding swap contracts, at value	—	54,868
Accrued liabilities:
Investment advisory fees	234	911
Administration fees	58	229
Shareholder servicing fees	147	348
Distribution fees	2	109
Custodian and accounting fees	20	29
Collateral management fees	—	9
Trustees’ and Chief Compliance Officer’s fees	1	11
Other	73	226

Total Liabilities	6,834	90,963

Net Assets	$830,098	$3,224,730

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$733,748	$3,060,097
Accumulated undistributed (distributions in excess of) net investment income	472	(1,479)
Accumulated net realized gains (losses)	(115,679)	(34,856)
Net unrealized appreciation (depreciation)	211,557	200,968

Total Net Assets	$830,098	$3,224,730

Net Assets:
Class A	$5,187	$217,385
Class C	1,172	106,008
Institutional Class	157,375	925,522
Select Class	666,364	1,975,815

Total	$830,098	$3,224,730

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	267	20,798
Class C	61	10,168
Institutional Class	8,076	88,408
Select Class	34,233	188,976

Net Asset Value: (a)
Class A — Redemption price per share	$19.45	$10.45
Class C — Offering price per share (b)	19.40	10.43
Institutional Class — Offering and redemption price per share	19.49	10.47
Select Class — Offering and redemption price per share	19.47	10.46
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.53	$10.86

Cost of investments in non-affiliates	$609,389	$2,928,208
Cost of investments in affiliates	11,020	31,621
Cost of investments in affiliates — restricted	—	50,450

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$48,366
Dividend income from non-affiliates	7,588		—
Dividend income from affiliates	4		14

Total investment income	7,593		48,380

EXPENSES:
Investment advisory fees	1,338		5,452
Administration fees	336		1,369
Distribution fees:
Class A	6		244
Class C	4		386
Shareholder servicing fees:
Class A	6		244
Class C	1		129
Institutional Class	174		406
Select Class	514		2,507
Custodian and accounting fees	4		124
Collateral management fees	—		19
Interest expense to affiliates	—	(a)	—
Professional fees	29		47
Trustees’ and Chief Compliance Officer’s fees	4		15
Printing and mailing costs	15		23
Registration and filing fees	29		36
Transfer agent fees	7		145
Other	10		22

Total expenses	2,477		11,168

Less amounts waived	(36)		(1,225)

Net expenses	2,441		9,943

Net investment income (loss)	5,152		38,437

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,102		2,216
Futures	57		—
Swaps	—		4,980

Net realized gain (loss)	11,159		7,196

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	75,166		68,173
Swaps	—		4,206

Change in net unrealized appreciation (depreciation)	75,166		72,379

Net realized/unrealized gains (losses)	86,325		79,575

Change in net assets resulting from operations	$91,477		$118,012

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$5,152	$8,069	$38,437	$80,989
Net realized gain (loss)	11,159	17,104	7,196	(647)
Change in net unrealized appreciation (depreciation)	75,166	(8,074)	72,379	36,929

Change in net assets resulting from operations	91,477	17,099	118,012	117,271

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	(33)	(21)	(2,395)	(4,660)
Class C (a)
From net investment income	(7)	(2)	(929)	(1,902)
Institutional Class
From net investment income	(3,544)	(6,393)	(11,102)	(19,827)
Select Class (a)
From net investment income	(1,960)	(1,290)	(25,323)	(54,928)

Total distributions to shareholders	(5,544)	(7,706)	(39,749)	(81,317)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,573	256,482	109,054	(188,880)

NET ASSETS:
Change in net assets	91,506	265,875	187,317	(152,926)
Beginning of period	738,592	472,717	3,037,413	3,190,339

End of period	$830,098	$738,592	$3,224,730	$3,037,413

Accumulated undistributed (distributions in excess of) net investment income	$472	$864	$(1,479)	$(167)

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$339	$269	$52,988	$74,925
Net assets acquired in Fund reorganization (See Note 8)	—	5,238	—	—
Dividends and distributions reinvested	33	21	2,112	4,007
Cost of shares redeemed	(492)	(457)	(25,446)	(83,530)

Change in net assets from Class A capital transactions	$(120)	$5,071	$29,654	$(4,598)

Class C (a)
Proceeds from shares issued	$22	$114	$11,056	$24,617
Net assets acquired in Fund reorganization (See Note 8)	—	1,275	—	—
Dividends and distributions reinvested	5	1	746	1,393
Cost of shares redeemed	(76)	(226)	(9,297)	(33,857)

Change in net assets from Class C capital transactions	$(49)	$1,164	$2,505	$(7,847)

Institutional Class
Proceeds from shares issued	$19,878	$146,302	$315,168	$230,777
Net assets acquired in Fund reorganization (See Note 8)	—	28,635	—	—
Dividends and distributions reinvested	188	319	3,443	5,763
Cost of shares redeemed	(391,673)	(181,272)	(151,365)	(177,719)

Change in net assets from Institutional Class capital transactions	$(371,607)	$(6,016)	$167,246	$58,821

Select Class (a)
Proceeds from shares issued	$435,172	$92,810	$304,546	$470,314
Net assets acquired in Fund reorganization (See Note 8)	—	198,020	—	—
Dividends and distributions reinvested	76	57	2,238	4,229
Cost of shares redeemed	(57,899)	(34,624)	(397,135)	(709,799)

Change in net assets from Select Class capital transactions	$377,349	$256,263	$(90,351)	$(235,256)

Total change in net assets from capital transactions	$5,573	$256,482	$109,054	$(188,880)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A (a)
Issued	18	14	5,074	7,401
Shares issued in connection with Fund reorganization (See Note 8)	—	284	—	—
Reinvested	2	1	203	396
Redeemed	(26)	(26)	(2,451)	(8,292)

Change in Class A Shares	(6)	273	2,826	(495)

Class C (a)
Issued	1	6	1,066	2,433
Shares issued in connection with Fund reorganization (See Note 8)	—	69	—	—
Reinvested	1	— (b)	72	138
Redeemed	(4)	(12)	(898)	(3,379)

Change in Class C Shares	(2)	63	240	(808)

Institutional Class
Issued	1,100	8,168	29,963	22,898
Shares issued in connection with Fund reorganization (See Note 8)	—	1,553	—	—
Reinvested	11	18	330	569
Redeemed	(20,959)	(10,111)	(14,474)	(17,515)

Change in Institutional Class Shares	(19,848)	(372)	15,819	5,952

Select Class (a)
Issued	23,231	5,322	29,175	46,494
Shares issued in connection with Fund reorganization (See Note 8)	—	10,737	—	—
Reinvested	4	3	215	418
Redeemed	(3,112)	(1,952)	(37,902)	(70,267)

Change in Select Class Shares	20,123	14,110	(8,512)	(23,355)

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$17.43	$0.09	$2.05	$2.14	$(0.12)	$19.45	12.41%
March 22, 2011 (e) through October 31, 2011	18.15	0.10	(0.74)	(0.64)	(0.08)	17.43	(3.53)

Class C
Six Months Ended April 30, 2012 (Unaudited)	17.42	0.05	2.04	2.09	(0.11)	19.40	12.12
March 22, 2011 (e) through October 31, 2011	18.15	0.04	(0.74)	(0.70)	(0.03)	17.42	(3.85)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	17.43	0.11	2.08	2.19	(0.13)	19.49	12.70
Year Ended October 31, 2011	16.71	0.23	0.71	0.94	(0.22)	17.43	5.66
Year Ended October 31, 2010	14.64	0.20	2.07	2.27	(0.20)	16.71	15.64
Year Ended October 31, 2009	13.09	0.24	1.55	1.79	(0.24)	14.64	14.03
Year Ended October 31, 2008	20.82	0.33	(7.74)	(7.41)	(0.32)	13.09	(35.95)
Year Ended October 31, 2007	18.58	0.28	2.23	2.51	(0.27)	20.82	13.61

Select Class
Six Months Ended April 30, 2012 (Unaudited)	17.43	0.13	2.04	2.17	(0.13)	19.47	12.56
March 22, 2011 (e) through October 31, 2011	18.15	0.11	(0.73)	(0.62)	(0.10)	17.43	(3.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$5,187	0.96%		1.03%		0.96%		26%
4,766	0.97	(f)	0.89	(f)	0.97	(f)	60

1,172	1.46		0.53		1.46		26
1,097	1.46	(f)	0.39	(f)	1.47	(f)	60

157,375	0.55		1.63		0.57		26
486,833	0.55		1.30		0.61		60
472,717	0.55		1.27		0.58		65
385,639	0.55		1.79		0.61		84
418,947	0.55		1.83		0.59		65
723,980	0.55		1.41		0.59		30

666,364	0.71		1.11		0.71		26
245,896	0.72	(f)	1.14	(f)	0.72	(f)	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$10.19	$0.12		$0.27	$0.39	$(0.13)	$10.45	3.80%
Year Ended October 31, 2011	10.07	0.26		0.12	0.38	(0.26)	10.19	3.80
Year Ended October 31, 2010	9.84	0.23		0.23	0.46	(0.23)	10.07	4.69
Year Ended October 31, 2009	9.08	0.28		0.75	1.03	(0.27)	9.84	11.51
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)	9.08	(5.54)
Year Ended October 31, 2007	10.01	0.31	(e)	(0.10)	0.21	(0.31)	9.91	2.13

Class C
Six Months Ended April 30, 2012 (Unaudited)	10.16	0.09		0.27	0.36	(0.09)	10.43	3.58
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)	10.16	3.13
Year Ended October 31, 2010	9.82	0.16		0.23	0.39	(0.17)	10.04	3.96
Year Ended October 31, 2009	9.07	0.21		0.75	0.96	(0.21)	9.82	10.73
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)	9.07	(6.03)
Year Ended October 31, 2007	10.01	0.26	(e)	(0.11)	0.15	(0.26)	9.90	1.50

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	10.20	0.13		0.28	0.41	(0.14)	10.47	4.02
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)	10.20	4.05
Year Ended October 31, 2010	9.85	0.25		0.23	0.48	(0.25)	10.08	4.95
Year Ended October 31, 2009	9.10	0.30		0.75	1.05	(0.30)	9.85	11.66
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)	9.10	(5.20)
Year Ended October 31, 2007	10.02	0.35	(e)	(0.11)	0.24	(0.34)	9.92	2.49

Select Class
Six Months Ended April 30, 2012 (Unaudited)	10.19	0.13		0.27	0.40	(0.13)	10.46	3.95
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)	10.19	3.91
Year Ended October 31, 2010	9.84	0.24		0.23	0.47	(0.24)	10.07	4.80
Year Ended October 31, 2009	9.09	0.28		0.75	1.03	(0.28)	9.84	11.53
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)	9.09	(5.32)
Year Ended October 31, 2007	10.01	0.33	(e)	(0.10)	0.23	(0.33)	9.91	2.32

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$217,385	0.75%	2.36%	0.97%	3%
183,105	0.75	2.53	0.97	14
185,970	0.74	2.30	0.98	16
155,982	0.74	2.90	1.00	9
134,277	0.76	3.13	1.00	7
6,447	0.90	3.15	1.00	26

106,008	1.40	1.71	1.47	3
100,908	1.40	1.88	1.48	14
107,844	1.39	1.65	1.48	16
89,259	1.39	2.16	1.50	9
42,365	1.40	2.49	1.50	7
1,477	1.40	2.63	1.50	26

925,522	0.50	2.61	0.57	3
740,738	0.50	2.78	0.58	14
672,006	0.49	2.55	0.58	16
612,933	0.49	3.09	0.60	9
373,697	0.50	3.39	0.60	7
213,792	0.50	3.54	0.60	26

1,975,815	0.65	2.46	0.72	3
2,012,662	0.65	2.63	0.73	14
2,224,519	0.64	2.40	0.73	16
2,170,175	0.64	2.95	0.75	9
1,272,624	0.65	3.24	0.75	7
551,307	0.65	3.39	0.75	26

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A, Class C and Select Class Shares of the Tax Aware Equity Fund commenced operations on March 22, 2011.

The Tax Aware Equity Fund acquired all of the assets and liabilities of Tax Aware U.S. Equity Fund, a series of JPMorgan Trust I (“Predecessor Fund”) in a reorganization on March 25, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$831,966	$—	$—	$831,966

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$82,071	$3,167,070	$—	$3,249,141

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$16,974	$—	$16,974

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(54,868)	$—	$(54,868)

(a)	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

B. Futures Contracts — The Tax Aware Equity Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activity during the period November 1, 2011 through November 30, 2011 (amounts in thousands):

Tax Aware Equity Fund
Futures Contracts:
Average Notional Balance Long	$1,371
Ending Notional Balance Long	—

C. Swaps — The Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2012 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$2,133,143
Ending Notional Balance — Pays Fixed Rate	2,198,000

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2012 are as follows (amounts in thousands):

Counterparty		Value of swap contracts	Collateral amount
Barclays Bank plc	Collateral Posted	$(27,257)	$28,270
Morgan Stanley Capital Services		(1,287)	1,750
Royal Bank of Scotland		(21,559)	20,430
BNP Paribas	Collateral Received	1,925	(2,117)
Citibank, N.A.		3,605	(4,270)
Deutsche Bank, AG		2,824	(2,720)
UBS, AG		3,855	(3,890)

46	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

D. Summary of Derivative Information

The following tables present the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$16,974

Total		$16,974

Liabilities:
Interest rate contracts	Payables	$54,868

Total		$54,868

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2012, by primary underlying risk exposure (amounts in thousands):

Tax Aware Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$57	$57

Total	$57	$57

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$4,980	$4,980

Total	$4,980	$4,980

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$4,206	$4,206

Total	$4,206	$4,206

The Funds’ derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

H. Dividends and Distributions to Shareholders — Tax Aware Real Return Fund generally declares and pays dividends from net investment income monthly. Tax Aware Equity Fund generally declares and pays dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$—	(a)	$—
Tax Aware Real Return Fund	17		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

48	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.50	0.65

The expense limitation agreements were in effect for the six months ended April 30, 2012. The expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
Tax Aware Equity Fund	$30	$30
Tax Aware Real Return Fund	1,168	1,168

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended April 30, 2012 was as follows (amounts in thousands):

Tax Aware Equity Fund	$6
Tax Aware Real Return Fund	57

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Tax Aware Equity Fund	$200,099	$196,939	$—	$1,403
Tax Aware Real Return Fund	239,523	97,213	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$620,409	$216,257	$4,700	$211,557
Tax Aware Real Return Fund	3,010,279	242,275	3,413	238,862

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2014	2015	2016	2017	2018	2019	Total
Tax Aware Equity Fund	$—	$—	$77,648	$41,133	$—	$—	$118,781
Tax Aware Real Return Fund	16	3,040	1,090	33,950	3,309	647	42,052

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may

50	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

8. Business Combinations

In November, 2010, the Board of Trustees of the Trust approved management’s proposal to merge JPMorgan Tax Aware U.S. Equity Fund (the “Target Fund”) into JPMorgan Tax Aware Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on March 16, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 25, 2011. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Institutional Class and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Class B shareholders of the Target Fund received shares of Class A in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $231,627,000 and identified cost of approximately $159,295,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of March 25, 2011, the Target Fund had undistributed short-term capital gains of approximately $2,226,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware U.S. Equity Fund				$72,332
Class A	312	$4,968	$15.91
Class B	17	270	15.73
Class C	82	1,275	15.62
Institutional Class	2,959	28,635	9.68
Select Class	12,437	198,020	15.92

Acquiring Fund
Tax Aware Equity Fund				103,449
Class A	3	51	18.44
Class C	3	51	18.44
Institutional Class	27,480	506,910	18.45
Select Class	3	51	18.44

Post Reorganization
Tax Aware Equity Fund				175,781
Class A	287	5,289	18.44
Class C	72	1,326	18.44
Institutional Class	29,033	535,545	18.45
Select Class	10,740	198,071	18.44

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Expenses related to reorganization were incurred by the Acquiring Fund.

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2011, are as follows (amounts in thousands):

Net investment income (loss)	$9,267
Net realized/unrealized gains (losses)	33,283

Change in net assets resulting from operations	$42,550

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 25, 2011.

52	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,124.10	$5.07	0.96%
Hypothetical	1,000.00	1,020.09	4.82	0.96
Class C
Actual	1,000.00	1,121.20	7.70	1.46
Hypothetical	1,000.00	1,017.60	7.32	1.46
Institutional Class
Actual	1,000.00	1,127.00	2.91	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Select Class
Actual	1,000.00	1,125.60	3.75	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,038.00	3.80	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class C
Actual	1,000.00	1,035.80	7.09	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Institutional Class
Actual	1,000.00	1,040.20	2.54	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,039.50	3.30	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2012	J.P. MORGAN TAX AWARE FUNDS	53

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-TA-412

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2012 (Unaudited)

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe,

Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2012

Early in the reporting period, aggressive measures taken by the European Central Bank (“ECB”) in an attempt to curb the region’s debt crisis caused concerns about systemic risk to abate, which helped support investors’ appetite for risk and sparked a rally among global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 7.54% gain. Although fears of systemic risk seemingly abated, Europe’s ongoing debt crisis caused international stocks to underperform U.S. stocks during the reporting period. Emerging markets stocks also underperformed U.S. stocks as investors worried that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market.

Greater China

In the beginning of the reporting period, Chinese equities rallied along with stocks in other parts of the world as fears about systemic risk from Europe’s debt crisis seemingly abated. However, investors’ concerns about a “hard landing” resurfaced late in the first quarter of 2012 after the Chinese government’s gross domestic product (“GDP”) target was revised downward and some macroeconomic data, such as the purchasing managers index (“PMI”), started to deteriorate. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.74% for the six months ended April 30, 2012.

India

Indian stocks declined at the end of 2011, led by a big fall in the rupee. At the start of 2012, Indian stocks rallied with the broader market following aggressive measures taken by the European Central Bank in attempt to curb the region’s debt crisis. Indian equities, which had lagged stocks in other parts of the world in 2011, outperformed stocks in other parts of the world in the first quarter of 2012. However, despite this rally in the first quarter, Indian stocks were weighed down by political uncertainty in India and the MSCI India Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with -9.66% return.

Europe

The price movements of European stocks largely followed the developments of the region’s unfolding debt crisis. In the end, the MSCI Europe Index (net of foreign withholding taxes) gained 1.65% for the six months ended April 30, 2012.

Latin America and Russia

Latin American and Russian stocks benefited from easing concerns about systemic risk in Europe. However, concerns about slowing demand for commodities hindered stocks in both regions, causing them to post modestly positive absolute returns during the reporting period. The MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) returned 2.10% for the six months ended April 30, 2012, while the MSCI Russia Index (net of foreign withholding taxes) gained 2.72% during the same time period.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Asia Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.03%
Morgan Stanley Capital International (“MSCI”) All Country (“AC”) Asia ex-Japan Index (net of foreign withholding taxes)	4.90%

Net Assets as of 4/30/2012 (In Thousands)	$902,718

INVESTMENT OBJECTIVE**

The JPMorgan Asia Equity Fund (the “Fund”) will seek total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI AC Asia ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in China and South Korea was the primary detractor from relative performance, while the Fund’s overweight versus the Benchmark in Thailand and stock selection in Hong Kong contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Korean companies Mando Corp., which manufactures auto parts, and Lock & Lock Co., Ltd., a plastic food storage container manufacturer. Shares of Mando Corp. declined after the company reported disappointing earnings and lowered its forecast for future earnings. Shares of Lock & Lock Co., Ltd. declined as the company also reported lower-than-expected earnings. The Fund’s overweight position versus the Benchmark in Chinese energy company China Petroleum & Chemical Corp. also detracted from performance as the stock was hurt by investors’ concerns about slowing economic growth in China.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Charoen Pokphand Foods PCL, Sands China Ltd. and Prada SpA. Shares of Thai food manufacturer Charoen Pokphand Foods PCL benefited from increasing food prices and demand from China. In addition, the company’s recent acquisitions were well received by investors, which also helped the stock during the reporting period. Shares of Sands China Ltd., a casino company, benefited from China’s positive consumption trends, as the company saw its revenue grow due to increased activity in its casinos in Macau. Shares of luxury retailer Prada SpA also benefited from China’s positive consumption trends.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period overweight versus the Benchmark in China, Thailand, India and Indonesia. The Fund was underweight versus the Benchmark in Hong Kong, Korea, Singapore, Malaysia, the Philippines and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	7.3%
2.	Astra International Tbk PT (Indonesia)	3.5
3.	United Tractors Tbk PT (Indonesia)	3.4
4.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.6
5.	Tencent Holdings Ltd. (China)	2.5
6.	AIA Group Ltd. (Hong Kong)	2.4
7.	Samsung Engineering Co., Ltd. (South Korea)	2.4
8.	China Construction Bank Corp., Class H (China)	2.4
9.	Hyundai Mobis (South Korea)	2.4
10.	Charoen Pokphand Foods PCL (Thailand)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	26.8%
South Korea	20.8
Hong Kong	12.4
Taiwan	11.3
India	8.0
Thailand	8.0
Indonesia	7.9
Singapore	2.9
Italy	1.2
Short-Term Investment	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/01
Without Sales Charge		1.03%	(20.01)%	0.84%	7.98%
With Sales Charge**		(4.28)	(24.21)	(0.24)	7.40
INSTITUTIONAL CLASS SHARES	6/28/02	1.25	(19.67)	1.25	8.41
SELECT CLASS SHARES	6/28/02	1.14	(19.80)	1.09	8.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Institutional Class and Select Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Institutional Class and Select Class Shares would have been different than shown because Institutional Class and Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia ex-Japan Index and the Lipper Pacific ex Japan Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia ex-Japan Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific ex Japan Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.61%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	5.74%

Net Assets as of 4/30/2012 (In Thousands)	$8,854

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s underperformance was driven mainly by negative stock selection in Taiwan. The Fund’s stock selection in Hong Kong contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight position versus the Benchmark in Taiwanese technology companies TPK Holding Co., Ltd. and Largan Precision Co., Ltd., which both manufacture parts used to build smart phones and other mobile devices. The stocks declined during the reporting period amid concerns about slowing demand in the companies’ end markets and increasing market competition. Another individual detractor from relative performance was the Fund’s overweight position versus the Benchmark in Chinese coal mining company Yanzhou Coal Mining Co., Ltd. Shares of Yanzhou Coal Mining Co., Ltd., Class H declined amid concerns about slowing economic growth in China.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Tencent Holdings Ltd. and Sands China Ltd. Tencent Holdings Ltd. is a Chinese online social media company. The stock benefited from the company’s strong subscriber growth during the reporting period. Shares of Sands China Ltd., a casino company, benefited from China’s positive consumption trends, as the company saw its revenue grow due to increased activity in its casinos in Macau. The Fund’s underweight position versus the Benchmark in Taiwanese technology company HTC Corp. also contributed to relative performance as the stock declined due to concerns about slowing demand in its end markets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period with an overweight versus the Benchmark in China, focusing on companies that the Fund’s portfolio managers believed were positioned to benefit from industry consolidation, expanding consumption and urbanization.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	6.0%
2.	China Construction Bank Corp., Class H, (China)	5.0
3.	China Mobile Ltd., (Hong Kong)	4.9
4.	Industrial & Commercial Bank of China, Class H, (China)	4.7
5.	Tencent Holdings Ltd., (China)	4.6
6.	CNOOC Ltd., (China)	3.8
7.	AIA Group Ltd., (Hong Kong)	3.8
8.	Cheung Kong Holdings Ltd., (Hong Kong)	3.4
9.	China Petroleum & Chemical Corp., Class H, (China)	2.8
10.	Ping An Insurance Group Co. of China Ltd., Class H, (China)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	44.1%
Hong Kong	29.2
Taiwan	26.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		5.45%	(17.89)%	2.86%	3.37%
With Sales Charge**		(0.08)	(22.19)	1.76	2.30
CLASS C SHARES	2/28/07
Without CDSC		5.25	(18.29)	2.37	2.87
With CDSC***		4.25	(19.29)	2.37	2.87
SELECT CLASS SHARES	2/28/07	5.61	(17.68)	3.13	3.63

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan India Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(8.67)%
Morgan Stanley Capital International (“MSCI”) India Index (net of foreign withholding taxes)	(9.66)%

Net Assets as of 4/30/2012 (In Thousands)	$14,966

INVESTMENT OBJECTIVE**

The JPMorgan India Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI India Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in the financials sector was the primary contributor to relative performance, while the Fund’s stock selection in the consumer discretionary sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Godrej Industries Ltd., a manufacturer of chemicals that are added to foods. Shares of Godrej Industries Ltd. benefited from the company’s better-than-expected earnings. In addition, amid the market volatility in India, the Fund’s overweight positions versus the Benchmark in financial companies that investors perceived to have strong balance sheets and management quality, such as IndusInd Bank Ltd. and HDFC Bank Ltd., contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Bharat Heavy Electricals Ltd. and Bharti Airtel Ltd. Shares of industrial goods provider Bharat Heavy Electricals Ltd. declined due to concerns that increased federal scrutiny of government spending would slow the pace of infrastructure projects. Shares of telecommunication provider Bharti Airtel Ltd. declined amid concerns about increasing market competition in India’s telecommunications industry. The Fund’s underweight position versus the Benchmark in consumer staples company Hindustan Unilever Ltd. also detracted from the Fund’s relative performance. The stock benefited from the company’s stable cash flows as its products are less sensitive to economic and market conditions.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed bottom-up fundamental research, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. They preferred to invest in what they believed were well-managed, leading blue-chip companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HDFC Bank Ltd.	9.8%
2.	Housing Development Finance Corp., Ltd.	9.0
3.	Infosys Ltd.	8.7
4.	ITC Ltd.	6.9
5.	Reliance Industries Ltd.	5.9
6.	Tata Consultancy Services Ltd.	5.0
7.	Tata Motors Ltd.	4.1
8.	Kotak Mahindra Bank Ltd.	3.2
9.	ACC Ltd.	3.1
10.	IndusInd Bank Ltd.	2.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.0%
Information Technology	16.7
Materials	11.1
Consumer Discretionary	10.6
Consumer Staples	7.4
Health Care	7.1
Energy	6.8
Industrials	4.1
Telecommunication Services	2.5
Utilities	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan India Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		(8.67)%	(21.33)%	15.13%	(2.57)%
With Sales Charge**		(13.47)	(25.47)	13.07	(3.61)
CLASS C SHARES	5/1/07
Without CDSC		(8.93)	(21.74)	14.55	(3.05)
With CDSC***		(9.93)	(22.74)	14.55	(3.05)
SELECT CLASS SHARES	5/1/07	(8.57)	(21.17)	15.42	(2.33)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. Lipper India Region Funds Average represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.48%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	1.65%

Net Assets as of 4/30/2012 (In Thousands)	$103,833

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection and overweight versus the Benchmark in the consumer discretionary sector and the Fund’s stock selection and underweight versus the Benchmark in the telecommunication services sector were the primary contributors to relative performance. The Fund’s underweight versus the Benchmark in the health care and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Salvatore Ferragamo Italia S.p.A. and Continental AG. Shares of Italian luxury retailer Salvatore Ferragamo Italia S.p.A. benefited from the company’s increasing sales, which received a boost from strong demand in emerging markets. Shares of German automotive parts supplier Continental AG rose after the company reaffirmed its expectations for its fiscal 2011 earnings. Not owning shares of Telefonica S.A. also contributed to relative performance as the Spanish communications services company was hurt by Spain’s weakening economy.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Blinkx plc and Suedzucker AG. Shares of U.K. computer services company Blinkx plc declined as many investors became concerned that the company was spending too much money on acquisitions. Shares of sugar producer Suedzucker AG underperformed during the reporting period on investors’ concerns about the company’s outlook. The Fund’s underweight position versus the Benchmark in Roche Holding AG also detracted from relative performance. Shares of Roche AG gained after the drug-maker reported positive results from a trial of its pertuzumab breast cancer medicine.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers sought to invest in stocks that they believed were fundamentally sound and attractively valued, as well as fast-growing stocks with strong earnings growth that were supported by positive news. Accordingly, portfolio positions flowed from bottom-up stock selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novo Nordisk A/S, Class B (Denmark)	3.0%
2.	BP plc (United Kingdom)	3.0
3.	BASF SE (Germany)	2.9
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.9
5.	Sanofi (France)	2.2
6.	WPP plc (Ireland)	2.1
7.	Continental AG (Germany)	2.0
8.	Bayerische Motoren Werke AG (Germany)	2.0
9.	Volkswagen AG (Germany)	2.0
10.	British American Tobacco plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	31.3%
Germany	22.4
France	9.9
Netherlands	7.2
Switzerland	4.6
Denmark	4.5
Italy	4.4
Sweden	3.6
Norway	2.6
Finland	2.2
Ireland	2.1
Bermuda	1.6
Belgium	1.6
Spain	1.1
Others (each less than 1.0%)	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		6.48%	(13.56)%	(5.95)%	7.03%
With Sales Charge**		0.90	(18.10)	(6.96)	6.45
CLASS B SHARES	11/3/95
Without CDSC		6.25	(13.97)	(6.42)	6.57
With CDSC***		1.25	(18.97)	(6.95)	6.57
CLASS C SHARES	11/1/98
Without CDSC		6.25	(13.95)	(6.41)	6.46
With CDSC****		5.25	(14.95)	(6.41)	6.46
INSTITUTIONAL CLASS SHARES	9/10/01	6.76	(13.17)	(5.50)	7.60
SELECT CLASS SHARES	9/10/01	6.62	(13.33)	(5.71)	7.31

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (04/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Region Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.78%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	2.10%

Net Assets as of 4/30/2012 (In Thousands)	$74,676

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection and underweight versus the Benchmark in the utilities sector and the Fund’s stock selection in the telecommunication services sector were the main detractors from relative performance. The Fund’s overweight versus the Benchmark and stock selection in the industrials sector and underweight versus the Benchmark and stock selection in the materials sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in NII Holdings, Inc and Compartamos S.A.B. de C.V. Shares of telecommunications provider NII Holdings, Inc. declined due to higher costs and slowing subscriber growth. Shares of Compartamos S.A.B. de C.V. declined after the Mexican lender reported disappointing fourth-quarter results. In addition, the Fund did not own shares of Ecopetrol S.A., a Columbian oil company, which detracted from the Fund’s relative performance. The stock was included in the Benchmark and benefited from the company’s strong oil production growth.

An individual contributor to relative performance was the Fund’s overweight position versus the Benchmark in Grupo Aeroportuario del Sureste S.A.B de C.V., a Mexican operator of airports that benefited from increased passenger traffic through its airports. The Fund’s relative performance also benefited from not owning shares of Brazilian energy company Petrobras Petroleo Brasileiro, which was hurt by declining energy prices, and Cia Vale Do Rio Doce, a Brazilian iron-ore producer that was hurt by a dispute over the company’s unpaid tax claims.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cia de Bebidas das Americas, ADR (Brazil)	5.4%
2.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	5.0
3.	Credicorp Ltd. (Peru)	3.6
4.	Banco Bradesco S.A., ADR (Brazil)	3.4
5.	Souza Cruz S.A. (Brazil)	3.1
6.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	3.0
7.	Itau Unibanco Holding S.A., ADR (Brazil)	3.0
8.	Mexichem S.A.B. de C.V. (Mexico)	2.8
9.	Odontoprev S.A. (Brazil)	2.6
10.	Pacific Rubiales Energy Corp. (Canada)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	63.2%
Mexico	20.4
Peru	5.1
Canada	2.6
United Kingdom	1.9
Panama	1.8
Chile	1.6
Argentina	1.3
United States	1.3
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		1.78%	(11.08)%	4.75%	7.00%
With Sales Charge**		(3.58)	(15.76)	3.63	5.89
CLASS C SHARES	2/28/07
Without CDSC		1.53	(11.52)	4.22	6.46
With CDSC***		0.53	(12.52)	4.22	6.46
SELECT CLASS SHARES	2/28/07	1.90	(10.84)	5.00	7.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Russia Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.87%
Morgan Stanley Capital International (“MSCI”) Russia Index (net of foreign withholding taxes)	2.72%

Net Assets as of 4/30/2012 (In Thousands)	$10,439

INVESTMENT OBJECTIVE**

The JPMorgan Russia Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Russia Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s overweight versus the Benchmark and stock selection in the telecommunication services sector and stock selection in the energy sector were the primary contributors to relative performance. The Fund’s stock selection in the materials and consumer staples sectors detracted from relative performance.

The largest individual contributors to relative performance were the Fund’s underweight positions versus the Benchmark in energy company Gazprom OAO, ADR and potash producer Uralkali OJSC, Reg. S, GDR. Both stocks declined on concerns that slowing global demand would hurt the companies’ earnings. Another individual contributor to relative performance was the Fund’s overweight position versus the Benchmark in DIXY Group OJSC, a grocery chain operator. The stock benefited from the company’s strong sales.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Novolipetsk Steel OJSC, Reg. S, GDR and Mechel OAO, ADR. Shares of steelmaker Novolipetsk Steel OJSC declined on concerns that slowing global demand would hurt the company’s earnings. Shares of integrated mining and steel company Mechel OAO, ADR declined amid concerns that a decrease in market prices for its products would strain the company’s finances. The Fund’s underweight position versus the Benchmark in Surgutneftegaz also detracted from relative performance as the stock was a strong performer during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Sberbank of Russia, ADR	9.0%
2.	Lukoil OAO, ADR	6.4
3.	Tatneft, ADR	5.1
4.	Mobile Telesystems OJSC, ADR	5.0
5.	MMC Norilsk Nickel OJSC, ADR	4.4
6.	DIXY Group OJSC	4.2
7.	Sistema JSFC, Reg. S, GDR	4.1
8.	Magnit OJSC	3.7
9.	Sberbank of Russia	3.7
10.	Mostotrest	3.5

PORTFOLIO COMPOSITION BY SECTOR*
Energy	24.4%
Financials	17.8
Consumer Staples	17.7
Materials	15.8
Telecommunication Services	11.7
Consumer Discretionary	5.1
Industrials	3.5
Utilities	2.5
Health Care	1.1
Others (each less than 1.0%)	0.4
Short-Term Investments	0.0	(g)

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.
(g)	Amount rounds to less than 0.1%.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Russia Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		7.87%	(24.34)%	(5.56)%	(5.05)%
With Sales Charge**		2.21	(28.29)	(6.58)	(6.04)
CLASS C SHARES	2/28/07
Without CDSC		7.55	(24.76)	(6.04)	(5.53)
With CDSC***		6.55	(25.76)	(6.04)	(5.53)
SELECT CLASS SHARES	2/28/07	7.97	(24.21)	(5.31)	(4.80)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Russia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Russia. The Lipper Emerging Markets Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.6%
	China — 26.9%
36,313	Agricultural Bank of China Ltd., Class H	17,174
8,847	China Citic Bank Corp. Ltd., Class H	5,606
27,992	China Construction Bank Corp., Class H	21,723
10,820	China National Building Material Co., Ltd., Class H (a)	14,501
8,396	China Oilfield Services Ltd., Class H	13,526
16,580	China Petroleum & Chemical Corp., Class H	17,610
9,942	China Vanke Co., Ltd., Class B	13,249
4,211	China ZhengTong Auto Services Holdings Ltd. (a)	4,134
8,370	CNOOC Ltd.	17,687
27,609	Industrial & Commercial Bank of China, Class H	18,344
8,729	Intime Department Store Group Co., Ltd.	10,974
1,501	Jiangxi Copper Co., Ltd., Class H	3,610
2,258	New China Life Insurance Co., Ltd., Class H (a)	10,199
1,611	Ping An Insurance Group Co. of China Ltd., Class H	13,381
4,190	Sands China Ltd.	16,407
5,393	Springland International Holdings Ltd.	3,960
734	Tencent Holdings Ltd.	22,965
3,372	Yanzhou Coal Mining Co., Ltd., Class H (a)	7,063
7,195	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	10,675

		242,788

	Hong Kong — 12.5%
6,217	AIA Group Ltd.	22,001
4,205	Belle International Holdings Ltd.	8,205
1,255	Cheung Kong Holdings Ltd.	16,598
816	Cheung Kong Infrastructure Holdings Ltd.	4,836
617	China Mobile Ltd.	6,821
3,404	China Overseas Land & Investment Ltd.	7,356
3,036	China Resources Gas Group Ltd.	5,882
4,408	China Resources Land Ltd.	8,435
377	Hutchison Whampoa Ltd.	3,612
1,765	Kerry Properties Ltd.	8,006
5,147	New World Development Co., Ltd.	6,380
2,445	Wharf Holdings Ltd.	14,500

		112,632

	India — 8.0%
192	ACC Ltd.	4,498
4,255	Ambuja Cements Ltd.	12,135
1,900	HDFC Bank Ltd.	19,564
1,173	Housing Development Finance Corp., Ltd.	14,953
205	Infosys Ltd.	9,518
865	Mahindra & Mahindra Ltd.	11,624

		72,292

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 7.9%
4,152	Astra International Tbk PT	31,973
10,550	Bank Central Asia Tbk PT	9,162
9,520	United Tractors Tbk PT	30,539

		71,674

	Italy — 1.2%
1,649	Prada S.p.A. (a)	11,156

	Singapore — 2.9%
1,423	Keppel Corp., Ltd.	12,657
2,493	Overseas Union Enterprise Ltd.	4,725
330	United Overseas Bank Ltd.	5,120
861	Wilmar International Ltd.	3,371

		25,873

	South Korea — 20.9%
6	Amorepacific Corp.	5,281
60	Hyundai Heavy Industries Co., Ltd.	14,910
80	Hyundai Mobis	21,629
60	Hyundai Motor Co.	14,164
124	KB Financial Group, Inc.	4,195
15	LG Chem Ltd.	3,650
80	LG Corp.	4,049
54	POSCO	17,889
155	Samsung C&T Corp.	10,486
54	Samsung Electronics Co., Ltd.	66,094
115	Samsung Engineering Co., Ltd.	21,772
129	Shinhan Financial Group Co., Ltd.	4,477

		188,596

	Taiwan — 11.3%
9,221	Advanced Semiconductor Engineering, Inc.	9,273
706	Asustek Computer, Inc.	7,092
781	Catcher Technology Co., Ltd.	4,959
11,759	Evergreen Marine Corp. Taiwan Ltd.	6,893
1,038	Formosa Chemicals & Fibre Corp.	2,996
1,867	Foxconn Technology Co., Ltd.	6,534
2,561	Hon Hai Precision Industry Co., Ltd.	8,052
356	MediaTek, Inc.	3,067
613	MStar Semiconductor, Inc.	3,618
2,616	Oriental Union Chemical Corp.	3,183
10,612	Prince Housing & Development Corp.	7,584
1,610	Quanta Computer, Inc.	4,213
7,926	Taiwan Semiconductor Manufacturing Co., Ltd.	23,426
281	TPK Holding Co., Ltd. (a)	3,429
5,132	Uni-President Enterprises Corp.	7,953

		102,272

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thailand — 8.0%
1,899	Advanced Info Service PCL	11,292
15,530	Charoen Pokphand Foods PCL	20,532
2,166	Kasikornbank PCL, NVDR	11,478
20,300	Krung Thai Bank PCL	11,848
12,500	LPN Development PCL, NVDR	7,010
861	Siam Cement PCL, NVDR	9,782

		71,942

	Total Common Stocks (Cost $774,603)	899,225

Short-Term Investment — 0.7%
	Investment Company — 0.7%
6,011	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (Cost $6,011)	6,011

	Total Investments — 100.3% (Cost $780,614)	905,236
	Liabilities in Excess of Other Assets — (0.3)%	(2,518)

	NET ASSETS — 100.0%	$902,718

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14 .2%
Semiconductors & Semiconductor Equipment	11 .7
Real Estate Management & Development	9 .8
Automobiles	6 .4
Machinery	6 .2
Insurance	5 .0
Oil, Gas & Consumable Fuels	4 .7
Construction Materials	4 .5
Food Products	3 .5
Internet Software & Services	2 .5
Computers & Peripherals	2 .5
Construction & Engineering	2 .4
Auto Components	2 .4
Metals & Mining	2 .4
Hotels, Restaurants & Leisure	2 .3
Industrial Conglomerates	2 .2
Wireless Telecommunication Services	2 .0
Thrifts & Mortgage Finance	1 .7
Multiline Retail	1 .6
Energy Equipment & Services	1 .5
Specialty Retail	1 .4
Electronic Equipment, Instruments & Components	1 .3
Textiles, Apparel & Luxury Goods	1 .2
Trading Companies & Distributors	1 .2
Chemicals	1 .1
IT Services	1 .1
Others (each less than 1.0%)	2 .5
Short-Term Investment	0 .7

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	China — 44.1%
423	Agricultural Bank of China Ltd., Class H	200
5	Anhui Conch Cement Co., Ltd., Class H (a)	15
26	Beijing Jingkelong Co., Ltd., Class H	23
573	China Construction Bank Corp., Class H	444
122	China National Building Material Co., Ltd., Class H (a)	163
76	China Oilfield Services Ltd., Class H	122
234	China Petroleum & Chemical Corp., Class H	249
174	China Telecom Corp. Ltd., Class H (a)	93
157	China Vanke Co., Ltd., Class B	209
43	China ZhengTong Auto Services Holdings Ltd. (a)	42
161	CNOOC Ltd.	340
625	Industrial & Commercial Bank of China, Class H	415
85	Intime Department Store Group Co., Ltd.	106
29	Jiangxi Copper Co., Ltd., Class H	70
23	New China Life Insurance Co., Ltd., Class H (a)	106
26	Ping An Insurance Group Co. of China Ltd., Class H	212
47	Sands China Ltd.	185
92	Springland International Holdings Ltd.	68
13	Tencent Holdings Ltd.	404
40	Tingyi Cayman Islands Holding Corp.	106
129	Want Want China Holdings Ltd.	157
52	Yanzhou Coal Mining Co., Ltd., Class H (a)	109
42	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	63

		3,901

	Hong Kong — 27.9%
95	AIA Group Ltd.	335
30	Belle International Holdings Ltd.	59
26	BOC Hong Kong Holdings Ltd.	79
23	Cheung Kong Holdings Ltd.	299
5	Cheung Kong Infrastructure Holdings Ltd.	30
39	China Mobile Ltd.	435
70	China Overseas Land & Investment Ltd.	151
80	China Resources Gas Group Ltd.	155
44	China Resources Land Ltd.	84
18	Chow Tai Fook Jewellery Group Ltd. (a)	27
3	Hong Kong Exchanges and Clearing Ltd.	41
4	Hutchison Whampoa Ltd.	38
2	Jardine Matheson Holdings Ltd.	84
20	Kerry Properties Ltd.	88
15	Lifestyle International Holdings Ltd.	34
90	Midland Holdings Ltd.	45
74	New World Development Co., Ltd.	92

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
15	Orient Overseas International Ltd.	99
83	Pacific Basin Shipping Ltd.	43
32	Wharf Holdings Ltd.	188
6	Wing Hang Bank Ltd.	65

		2,471

	Taiwan — 26.6%
100	Advanced Semiconductor Engineering, Inc.	101
13	Asustek Computer, Inc.	132
15	Catcher Technology Co., Ltd.	95
97	China Life Insurance Co., Ltd.	86
123	E.Sun Financial Holding Co., Ltd.	65
103	Evergreen Marine Corp. Taiwan Ltd.	61
32	Formosa Chemicals & Fibre Corp.	92
34	Formosa Plastics Corp.	96
22	Foxconn Technology Co., Ltd.	78
41	Fubon Financial Holding Co., Ltd.	42
49	Hon Hai Precision Industry Co., Ltd.	154
3	Largan Precision Co., Ltd.	49
9	MediaTek, Inc.	78
49	Mega Financial Holding Co., Ltd.	38
13	MStar Semiconductor, Inc.	77
30	Oriental Union Chemical Corp.	37
12	President Chain Store Corp.	64
122	Prince Housing & Development Corp.	87
34	Quanta Computer, Inc.	89
56	Siliconware Precision Industries Co.	66
35	Taiwan Cement Corp.	42
181	Taiwan Semiconductor Manufacturing Co., Ltd.	535
6	TPK Holding Co., Ltd. (a)	76
77	Uni-President Enterprises Corp.	119

		2,359

	Total Common Stocks (Cost $6,726)	8,731

Investment Company — 1.3%
	Hong Kong — 1.3%
29	BOCI-Prudential - W.I.S.E. - CSI China Tracker Fund (a) (Cost $115)	114

	Total Investments — 99.9% (Cost $6,841)	8,845
	Other Assets in Excess of Liabilities — 0.1%	9

	NET ASSETS — 100.0%	$8,854

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14 .8%
Real Estate Management & Development	14 .1
Semiconductors & Semiconductor Equipment	9 .7
Insurance	8 .4
Oil, Gas & Consumable Fuels	7 .9
Wireless Telecommunication Services	4 .9
Internet Software & Services	4 .6
Computers & Peripherals	4 .4
Food Products	4 .3
Electronic Equipment, Instruments & Components	3 .2
Chemicals	2 .5
Construction Materials	2 .5
Multiline Retail	2 .3
Marine	2 .3
Hotels, Restaurants & Leisure	2 .1
Gas Utilities	1 .8
Specialty Retail	1 .4
Industrial Conglomerates	1 .4
Energy Equipment & Services	1 .4
Mutual Funds	1 .3
Diversified Telecommunication Services	1 .1
Food & Staples Retailing	1 .0
Others (each less than 1.0%)	2 .6

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 10.4%
	Auto Components — 0.7%
45	Exide Industries Ltd.	110

	Automobiles — 9.7%
7	Bajaj Auto Ltd.	216
31	Mahindra & Mahindra Ltd.	414
8	Maruti Suzuki India Ltd.	215
100	Tata Motors Ltd.	599

		1,444

	Total Consumer Discretionary	1,554

	Consumer Staples — 7.3%
	Food Products — 0.5%
74	Balrampur Chini Mills Ltd.	77

	Tobacco — 6.8%
217	ITC Ltd.	1,009

	Total Consumer Staples	1,086

	Energy — 6.7%
	Oil, Gas & Consumable Fuels — 6.7%
11	Bharat Petroleum Corp., Ltd.	136
61	Reliance Industries Ltd.	860

	Total Energy	996

	Financials — 31.3%
	Commercial Banks — 13.6%
140	HDFC Bank Ltd.	1,442
67	IndusInd Bank Ltd.	422
12	ING Vysya Bank Ltd.	88
16	Yes Bank Ltd.	106

		2,058

	Consumer Finance — 1.3%
15	Mahindra & Mahindra Financial Services Ltd.	197

	Diversified Financial Services — 5.9%
175	Infrastructure Development Finance Co., Ltd.	399
43	Kotak Mahindra Bank Ltd.	477

		876

	Real Estate Management & Development —1.6%
6	Godrej Properties Ltd.	71
33	Oberoi Realty Ltd.	170

		241

	Thrifts & Mortgage Finance — 8.9%
104	Housing Development Finance Corp., Ltd.	1,325

	Total Financials	4,697

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 7.0%
	Life Sciences Tools & Services — 1.2%
11	Divi’s Laboratories Ltd.	184

	Pharmaceuticals — 5.8%
9	Dr Reddy’s Laboratories Ltd.	288
3	GlaxoSmithKline Pharmaceuticals Ltd.	122
10	Lupin Ltd.	106
30	Sun Pharmaceutical Industries Ltd.	342

		858

	Total Health Care	1,042

	Industrials — 4.1%
	Construction & Engineering — 1.0%
6	Larsen & Toubro Ltd.	147

	Electrical Equipment — 0.9%
33	Bharat Heavy Electricals Ltd.	141

	Machinery — 0.9%
15	Cummins India Ltd.	139

	Transportation Infrastructure — 1.3%
155	Gujarat Pipavav Port Ltd. (a)	181

	Total Industrials	608

	Information Technology — 16.4%
	IT Services — 16.4%
28	Infosys Ltd.	1,277
4	Infosys Ltd., ADR	202
31	Tata Consultancy Services Ltd.	738
32	Wipro Ltd.	243

	Total Information Technology	2,460

	Materials — 10.9%
	Chemicals — 1.5%
44	Godrej Industries Ltd.	222

	Construction Materials — 7.7%
19	ACC Ltd.	452
137	Ambuja Cements Ltd.	391
3	Grasim Industries Ltd.	156
111	HeidelbergCement India Ltd. (a)	65
3	Ultratech Cement Ltd.	87

		1,151

	Metals & Mining — 1.7%
65	Hindalco Industries Ltd.	148
11	Jindal Steel & Power Ltd.	108

		256

	Total Materials	1,629

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 2.4%
	Wireless Telecommunication Services — 2.4%
61	Bharti Airtel Ltd.	361

	Utilities — 1.7%
	Independent Power Producers & Energy Traders — 1.7%
83	NTPC Ltd.	257

	Total Investments — 98.2% (Cost $15,297)	14,690
	Other Assets in Excess of Liabilities — 1.8%	276

	NET ASSETS — 100.0%	$14,966

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
		Belgium — 1.6%
11		Anheuser-Busch InBev N.V. (m)	809
7		Solvay S.A. (m)	828

			1,637

		Bermuda — 1.6%
3		Golar LNG Ltd. (m)	98
74		Hoegh LNG Holdings Ltd. (a) (m)	598
72		Lancashire Holdings Ltd. (m)	943

			1,639

		Canada — 0.5%
90		Africa Oil Corp. (a) (m)	512

		Cyprus — 0.4%
56		ProSafe SE (m)	435

		Denmark — 4.5%
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	1,049
—	(h)	Coloplast A/S, Class B (m)	8
17		D/S Norden (m)	484
21		Novo Nordisk A/S, Class B (m)	3,137

			4,678

		Finland — 2.2%
28		Cramo OYJ (m)	434
24		Ramirent OYJ (m)	226
36		Tieto OYJ (m)	636
25		Wartsila OYJ (m)	998

			2,294

		France — 10.0%
16		Arkema S.A. (m)	1,430
92		AXA S.A. (a) (m)	1,313
20		BNP Paribas S.A. (m)	798
8		Dassault Systemes S.A. (m)	819
5		LVMH Moet Hennessy Louis Vuitton S.A. (m)	811
10		Publicis Groupe S.A. (m)	516
30		Sanofi (m)	2,312
51		SCOR SE (m)	1,336
10		Zodiac Aerospace (m)	1,053

			10,388

		Germany — 18.2%
6		Allianz SE (m)	616
28		Aurubis AG (m)	1,583
38		BASF SE (m)	3,091
22		Bayerische Motoren Werke AG (m)	2,086
22		Continental AG (m)	2,109
58		Deutsche Wohnen AG (m)	849
63		Freenet AG (m)	1,103

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
13	Hannover Rueckversicherung AG (m)	806
78	Infineon Technologies AG (m)	776
22	Lanxess AG (m)	1,791
9	Linde AG (m)	1,528
27	RWE AG (m)	1,165
7	SAP AG (m)	495
6	Sartorius AG (m)	372
19	Suedzucker AG (m)	564

		18,934

	Ireland — 2.2%
166	WPP plc (m)	2,248

	Italy — 4.5%
80	Banca Generali S.p.A. (m)	975
117	Pirelli & C. S.p.A. (m)	1,427
59	Salvatore Ferragamo Italia S.p.A (a) (m)	1,438
725	Telecom Italia S.p.A. (a) (m)	823

		4,663

	Netherlands — 7.3%
144	Aegon N.V. (a) (m)	671
10	ASML Holding N.V. (m)	498
16	European Aeronautic Defence and Space Co. N.V. (m)	648
16	Gemalto N.V. (m)	1,223
86	Royal Dutch Shell plc, Class A (m)	3,071
47	Ziggo N.V. (a) (m)	1,474

		7,585

	Norway — 2.6%
65	Awilco LNG AS (a) (m)	331
260	Electromagnetic GeoServices AS (a) (m)	823
255	Kvaerner ASA (m)	755
268	TTS Group ASA (a) (m)	832

		2,741

	Spain — 1.1%
65	Banco Bilbao Vizcaya Argentaria S.A. (m)	438
16	Viscofan S.A. (m)	712

		1,150

	Sweden — 3.6%
21	NCC AB, Class B (m)	414
29	Svenska Handelsbanken AB, Class A (m)	948
32	Swedbank AB, Class A (m)	521
70	Trelleborg AB, Class B (m)	805
78	Volvo AB, Class B (m)	1,088

		3,776

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — 4.7%
17	Credit Suisse Group AG (a) (m)	401
28	EFG International AG (a) (m)	268
1	Forbo Holding AG (a) (m)	831
11	Swiss Re AG (a) (m)	686
5	Transocean Ltd. (m)	271
57	Xstrata plc (m)	1,094
5	Zurich Insurance Group AG (a) (m)	1,277

		4,828

	United Kingdom — 31.6%
353	Aberdeen Asset Management plc (m)	1,626
10	Anglo American plc (m)	387
329	Ashtead Group plc (m)	1,330
75	Babcock International Group plc (m)	1,014
485	Barclays plc (m)	1,716
799	Barratt Developments plc (a) (m)	1,734
48	Berkeley Group Holdings plc (a) (m)	991
77	BG Group plc (m)	1,813
25	BHP Billiton plc (m)	813
119	Bovis Homes Group plc (m)	890
429	BP plc (m)	3,100
37	British American Tobacco plc (m)	1,882
477	BT Group plc (m)	1,630
71	easyJet plc (m)	568
97	Imagination Technologies Group plc (a) (m)	1,083
27	Imperial Tobacco Group plc (m)	1,087
814	ITV plc (m)	1,106
311	Legal & General Group plc (m)	594
124	Micro Focus International plc (m)	939
53	Mondi plc (m)	494
138	Morgan Crucible Co. plc (m)	728
112	National Grid plc (m)	1,206
157	Persimmon plc (m)	1,598
81	Prudential plc (m)	997
19	Rio Tinto plc (m)	1,054
70	Tate & Lyle plc (m)	780
1,301	Taylor Wimpey plc (m)	1,061
124	William Hill plc (m)	568

		32,789

	Total Common Stocks (Cost $91,573)	100,297

Preferred Stocks — 4.4%
	Germany — 4.4%
14	Draegerwerk AG & Co. KGaA (m)	1,563
2	Hugo Boss AG (m)	217
10	Sartorius AG (m)	712

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
11	Volkswagen AG (m)	2,051

	Total Preferred Stocks (Cost $4,092)	4,543

	Total Investments — 101.0% (Cost $95,665)	104,840
	Liabilities in Excess of Other Assets — (1.0)%	(1,007)

	NET ASSETS — 100.0%	$103,833

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.1%
Insurance	8.8
Chemicals	8.3
Household Durables	6.8
Pharmaceuticals	5.2
Metals & Mining	4.7
Machinery	4.2
Commercial Banks	4.2
Automobiles	3.9
Diversified Telecommunication Services	3.7
Media	3.7
Auto Components	3.4
Capital Markets	3.1
Tobacco	2.8
Health Care Equipment & Supplies	2.5
Textiles, Apparel & Luxury Goods	2.4
Multi-Utilities	2.3
Semiconductors & Semiconductor Equipment	2.2
Energy Equipment & Services	2.2
Software	2.1
Food Products	2.0
Trading Companies & Distributors	1.9
Aerospace & Defense	1.6
Marine	1.5
Computers & Peripherals	1.2
Wireless Telecommunication Services	1.1
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 83.2%
	Argentina — 1.3%
24	Tenaris S.A., ADR (m)	949

	Brazil — 47.7%
154	Banco Bradesco S.A., ADR (m)	2,470
326	BM&FBovespa S.A. (m)	1,819
125	BR Malls Participacoes S.A. (m)	1,546
149	Brasil Brokers Participacoes S.A. (m)	510
139	Brasil Insurance Participacoes e Administracao S.A. (m)	1,490
56	BRF - Brasil Foods S.A. (m)	1,011
62	BRF - Brasil Foods S.A., ADR (m)	1,145
111	CCR S.A. (m)	859
75	Cia Hering (m)	1,862
93	Duratex S.A. (m)	547
81	EDP - Energias do Brasil S.A. (m)	567
63	Fleury S.A. (m)	812
90	Iochpe-Maxion S.A. (m)	1,563
56	Light S.A. (m)	726
110	Localiza Rent A Car S.A. (m)	1,890
57	Lojas Renner S.A. (m)	1,820
59	Marisa Lojas S.A. (m)	698
52	Mills Estruturas e Servicos de Engenharia S.A. (m)	675
167	MRV Engenharia e Participacoes S.A. (m)	979
59	Multiplus S.A. (m)	1,282
367	Odontoprev S.A. (m)	1,940
318	OGX Petroleo e Gas Participacoes S.A. (a) (m)	2,220
65	OSX Brasil S.A. (a) (m)	504
287	PDG Realty S.A. Empreendimentos e Participacoes (a) (m)	674
145	Souza Cruz S.A. (m)	2,256
35	Telefonica Brasil S.A., ADR (m)	1,000
37	Ultrapar Participacoes S.A., ADR (m)	826
33	Vale S.A., ADR (m)	724
40	Weg S.A. (m)	426
52	Wilson Sons Ltd., BDR (m)	778

		35,619

	Canada — 2.6%
67	Pacific Rubiales Energy Corp. (m)	1,930

	Chile — 1.6%
108	E-CL S.A. (m)	288
93	S.A.C.I. Falabella (m)	912

		1,200

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — 20.1%
65	Alfa S.A.B. de C.V., Class A (m)	928
138	America Movil S.A.B. de C.V., Series L, ADR (m)	3,667
113	Cemex S.A.B. de C.V., ADR (a) (m)	818
1,145	Compartamos S.A.B. de C.V. (m)	1,392
40	Desarrolladora Homex S.A.B. de C.V., ADR (a) (m)	674
188	Fibra Uno Administracion S.A. de C.V. (m)	375
22	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	1,820
19	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	1,533
223	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	1,077
552	Mexichem S.A.B. de C.V. (m)	2,059
48	NII Holdings, Inc. (a) (m)	676

		15,019

	Panama — 1.8%
16	Copa Holdings S.A., Class A (m)	1,324

	Peru — 5.0%
20	Credicorp Ltd. (m)	2,658
34	Intergroup Financial Services Corp. (m)	1,105

		3,763

	United Kingdom — 1.8%
72	Antofagasta plc (m)	1,385

	United States — 1.3%
23	First Cash Financial Services, Inc. (a) (m)	942

	Total Common Stocks (Cost $58,872)	62,131

Preferred Stocks — 14.6%
	Brazil — 14.6%
21	Banco Bradesco S.A. (m)	335
142	Banco do Estado do Rio Grande do Sul (m)	1,225
94	Cia de Bebidas das Americas, ADR (m)	3,944
148	Gerdau S.A. (m)	1,382
141	Itau Unibanco Holding S.A., ADR (m)	2,211
172	Marcopolo S.A. (m)	926
171	Randon Participacoes S.A. (m)	905

	Total Preferred Stocks (Cost $10,029)	10,928

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.8%
	Investment Company — 0.8%
600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $600)	600

	Total Investments — 98.6% (Cost $69,501)	73,659
	Other Assets in Excess of Liabilities — 1.4%	1,017

	NET ASSETS — 100.0%	$74,676

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.5%
Beverages	7.8
Oil, Gas & Consumable Fuels	6.8
Wireless Telecommunication Services	5.9
Machinery	5.2
Metals & Mining	4.7
Multiline Retail	4.7
Transportation Infrastructure	4.3
Diversified Financial Services	4.0
Health Care Providers & Services	3.7
Consumer Finance	3.2
Household Durables	3.2
Tobacco	3.1
Food Products	2.9
Chemicals	2.8
Real Estate Management & Development	2.8
Road & Rail	2.6
Specialty Retail	2.5
Electric Utilities	2.1
Insurance	2.0
Energy Equipment & Services	2.0
Airlines	1.8
Commercial Services & Supplies	1.7
Diversified Telecommunication Services	1.4
Industrial Conglomerates	1.3
Construction Materials	1.1
Others (each less than 1.0%)	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 5.2%
	Automobiles — 1.9%
12	Sollers OJSC (a)	196

	Media — 3.3%
32	CTC Media, Inc. (m)	344

	Total Consumer Discretionary	540

	Consumer Staples — 17.8%
	Food & Staples Retailing — 10.9%
34	DIXY Group OJSC (a) (m)	438
3	Magnit OJSC (m)	394
12	X5 Retail Group N.V., Reg. S, GDR (a) (m)	309

		1,141

	Food Products — 4.1%
18	Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	237
1	Kernel Holding S.A., (Ukraine) (a) (m)	23
24	Ros Agro plc, (Cyprus), GDR (a) (e) (m)	172

		432

	Personal Products — 2.8%
8	Oriflame Cosmetics S.A., (Luxembourg) (m)	288

	Total Consumer Staples	1,861

	Energy — 24.6%
	Energy Equipment & Services — 1.9%
7	Eurasia Drilling Co., Ltd., Reg. S, (Cyprus), GDR (m)	198

	Oil, Gas & Consumable Fuels — 22.7%
6	Alliance Oil Co., Ltd. (a) (m)	56
33	Dragon Oil plc, (Ireland) (m)	311
18	Gazprom OAO, ADR (m)	207
15	KazMunaiGas Exploration Production JSC, Reg. S, (Kazakhstan), GDR (m)	301
11	Lukoil OAO, ADR (m)	672
1	NovaTek OAO, Reg. S, GDR (m)	92
14	Tatneft, ADR (m)	535
18	Zhaikmunai LP, Reg. S, (Kazakhstan), GDR (a) (m)	195

		2,369

	Total Energy	2,567

	Financials — 17.9%
	Commercial Banks — 15.0%
33	Bank St. Petersburg OJSC (m)	80
23	Halyk Savings Bank of Kazakhstan JSC, Reg. S, (Kazakhstan), GDR (a) (m)	157
120	Sberbank of Russia (m)	385

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
73	Sberbank of Russia, ADR (m)	945

		1,567

	Real Estate Management & Development — 2.9%
42	Etalon Group Ltd., Reg. S, (United Kingdom), GDR (a) (m)	281
45	HALS-Development JSC, Reg. S, GDR (a) (m)	20

		301

	Total Financials	1,868

	Health Care — 1.1%
	Pharmaceuticals — 1.1%
4	Veropharm (m)	117

	Industrials — 3.5%
	Construction & Engineering — 3.5%
52	Mostotrest (a) (m)	364

	Information Technology — 0.4%
	Communications Equipment — 0.4%
42	Sitronics, Reg. S, GDR (a) (f) (i)	38

	Materials — 14.6%
	Chemicals — 3.4%
9	Uralkali OJSC, Reg. S, GDR (m)	356

	Construction Materials — 0.1%
24	Steppe Cement Ltd., (Malaysia) (a) (m)	10

	Metals & Mining — 11.1%
51	Magnitogorsk Iron & Steel Works, Reg. S, GDR (a) (m)	270
38	Mechel OAO, ADR (a) (m)	131
26	MMC Norilsk Nickel OJSC, ADR (m)	460
13	Novolipetsk Steel OJSC, Reg. S, GDR (m)	291
3	Polyus Gold International Ltd., (United Kingdom), GDR (a) (m)	8

		1,160

	Total Materials	1,526

	Telecommunication Services — 10.7%
	Wireless Telecommunication Services — 10.7%
19	Mobile Telesystems OJSC (m)	153
27	Mobile Telesystems OJSC, ADR (m)	529
23	Sistema JSFC, Reg. S, GDR (m)	434

	Total Telecommunication Services	1,116

	Utilities — 2.5%
	Electric Utilities — 2.5%
2,361	IDGC Holding JSC (a) (m)	217

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	25

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electric Utilities — Continued
135		Lenenergo OAO (a) (m)	44

		Total Utilities	261

		Total Common Stocks (Cost $7,692)	10,258

Preferred Stocks — 2.3%
		Materials — 1.2%
		Metals & Mining — 1.2%
19		Mechel OAO, (a) (m)	129

		Telecommunication Services — 1.1%
		Diversified Telecommunication Services — 1.1%
36		Rostelecom OJSC, (m)	115

		Total Preferred Stocks (Cost $450)	244

Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (Cost $— (h))	—	(h)

		Total Investments — 100.6% (Cost $8,142)	10,502
		Liabilities in Excess of Other Assets — (0.6)%	(63)

		NET ASSETS — 100.0%	$10,439

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Russia Fund	$38	0.4%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than $1,000.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign exchange currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$899,225	99.3%
China Region Fund	8,845	100.0
India Fund	14,488	98.6
Intrepid European Fund	104,840	100.0
Latin America Fund	1,385	1.9
Russia Fund	9,086	86.5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund		China Region Fund		India Fund
ASSETS:
Investments in non-affiliates, at value	$899,225		$8,845		$14,690
Investments in affiliates, at value	6,011		—		—

Total investment securities, at value	905,236		8,845		14,690
Cash	—		—		9
Foreign currency, at value	2,372		60		197
Receivables:
Investment securities sold	3,780		39		334
Fund shares sold	96		—	(b)	—	(b)
Dividends from non-affiliates	849		6		—
Dividends from affiliates	1		—		—
Due from Advisor	—		9		10
Prepaid expenses	—		4		—

Total Assets	912,334		8,963		15,240

LIABILITIES:
Payables:
Due to custodian	—		39		—
Investment securities purchased	6,412		10		197
Fund shares redeemed	1,760		6		13
Accrued liabilities:
Investment advisory fees	756		—		—
Administration fees	66		—		—	(b)
Shareholder servicing fees	181		1		3
Distribution fees	3		2		4
Custodian and accounting fees	328		4		14
Trustees’ and Chief Compliance Officer’s fees	—	(b)	—	(b)	—	(b)
Transfer agent fees	24		7		6
Audit fees	37		37		36
Other	49		3		1

Total Liabilities	9,616		109		274

Net Assets	$902,718		$8,854		$14,966

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Asia Equity Fund	China Region Fund	India Fund
NET ASSETS:
Paid-in-Capital	$935,546	$20,870	$38,138
Accumulated undistributed (distributions in excess of) net investment income (loss)	(8,383)	(79)	(139)
Accumulated net realized gains (losses)	(149,070)	(13,941)	(22,426)
Net unrealized appreciation (depreciation)	124,625	2,004	(607)

Total Net Assets	$902,718	$8,854	$14,966

Net Assets:
Class A	$14,767	$3,395	$7,393
Class C	—	1,569	3,747
Institutional Class	72,627	—	—
Select Class	815,324	3,890	3,826

Total	$902,718	$8,854	$14,966

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	473	195	561
Class C	—	92	292
Institutional Class	2,298	—	—
Select Class	25,893	222	287

Net Asset Value: (a)
Class A — Redemption price per share	$31.20	$17.39	$13.17
Class C — Offering price per share (c)	—	17.15	12.85
Institutional Class — Offering and redemption price per share	31.61	—	—
Select Class — Offering and redemption price per share	31.49	17.48	13.33
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.93	$18.35	$13.90

Cost of investments in non-affiliates	$774,603	$6,841	$15,297
Cost of investments in affiliates	6,011	—	—
Cost of foreign currency	2,372	60	197

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Amount rounds to less than $1,000.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$104,840		$73,059		$10,502
Investments in affiliates, at value	—		600		—	(b)

Total investment securities, at value	104,840		73,659		10,502
Cash	—		122		—
Foreign currency, at value	123		1,110		—
Receivables:
Investment securities sold	9,260		—		49
Fund shares sold	18		84		10
Dividends from non-affiliates	189		266		29
Dividends from affiliates	—	(b)	—	(b)	—	(b)
Tax reclaims	217		—		—
Due from Advisor	—		—		16

Total Assets	114,647		75,241		10,606

LIABILITIES:
Payables:
Due to custodian	2,238		—		72
Investment securities purchased	8,178		—	(b)	—
Fund shares redeemed	142		397		25
Accrued liabilities:
Investment advisory fees	38		63		—
Administration fees	—	(b)	6		—
Shareholder servicing fees	18		12		2
Distribution fees	21		6		4
Custodian and accounting fees	29		23		10
Trustees’ and Chief Compliance Officer’s fees	—	(b)	—	(b)	—	(b)
Transfer agent fees	88		16		13
Audit fees	39		41		39
Other	23		1		2

Total Liabilities	10,814		565		167

Net Assets	$103,833		$74,676		$10,439

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Intrepid European Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid-in-Capital	$316,555	$79,462	$9,481
Accumulated undistributed (distributions in excess of) net investment income	424	33	(105)
Accumulated net realized gains (losses)	(222,347)	(8,960)	(1,297)
Net unrealized appreciation (depreciation)	9,201	4,141	2,360

Total Net Assets	$103,833	$74,676	$10,439

Net Assets:
Class A	$55,784	$15,711	$4,318
Class B	5,841	—	—
Class C	10,444	3,779	4,372
Institutional Class	13,546	—	—
Select Class	18,218	55,186	1,749

Total	$103,833	$74,676	$10,439

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,191	819	389
Class B	367	—	—
Class C	662	199	404
Institutional Class	757	—	—
Select Class	1,028	2,859	156

Net Asset Value: (a)
Class A — Redemption price per share	$17.48	$19.18	$11.10
Class B — Offering price per share (c)	15.90	—	—
Class C — Offering price per share (c)	15.79	18.97	10.82
Institutional Class — Offering and redemption price per share	17.88	—	—
Select Class — Offering and redemption price per share	17.72	19.30	11.24
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.45	$20.24	$11.72

Cost of investments in non-affiliates	$95,665	$68,901	$8,142
Cost of investments in affiliates	—	600	— (b)
Cost of foreign currency	123	1,124	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Amount rounds to less than $1,000.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Asia Equity Fund	China Region Fund	India Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,940	$14	$28
Dividend income from affiliates	19	—	—
Foreign taxes withheld	(480)	— (a)	—

Total investment income	4,479	14	28

EXPENSES:
Investment advisory fees	4,959	58	100
Administration fees	436	4	7
Distribution fees:
Class A	18	4	10
Class C	—	6	15
Shareholder servicing fees:
Class A	18	4	10
Class C	—	2	5
Institutional Class	53	—	—
Select Class	1,090	6	5
Custodian and accounting fees	287	83	59
Interest expense to affiliates	— (a)	— (a)	— (a)
Professional fees	48	34	65
Trustees’ and Chief Compliance Officer’s fees	4	— (a)	— (a)
Printing and mailing costs	19	2	3
Registration and filing fees	17	17	18
Transfer agent fees	30	11	18
Other	12	4	4

Total expenses	6,991	235	319

Less amounts waived	(31)	(64)	(110)
Less expense reimbursements	—	(79)	(43)

Net expenses	6,960	92	166

Net investment income (loss)	(2,481)	(78)	(138)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(85,532)	(150)	(1,009)
Foreign currency transactions	(437)	1	(8)

Net realized gain (loss)	(85,969)	(149)	(1,017)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	93,968	639	(454)
Foreign currency translations	(22)	(3)	— (a)

Change in net unrealized appreciation (depreciation)	93,946	636	(454)

Net realized/unrealized gains (losses)	7,977	487	(1,471)

Change in net assets resulting from operations	$5,496	$409	$(1,609)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Intrepid European Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,845	$1,011	$49
Dividend income from affiliates	1	1	— (a)
Foreign taxes withheld	(99)	(3)	(1)

Total investment income	1,747	1,009	48

EXPENSES:
Investment advisory fees	333	386	62
Administration fees	45	34	4
Distribution fees:
Class A	70	17	5
Class B	22	—	—
Class C	40	13	17
Shareholder servicing fees:
Class A	71	17	5
Class B	8	—	—
Class C	13	4	5
Institutional Class	6	—	—
Select Class	21	76	2
Custodian and accounting fees	97	66	77
Interest expense to affiliates	2	—	1
Professional fees	35	34	37
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Printing and mailing costs	7	4	7
Registration and filing fees	27	21	19
Transfer agent fees	121	26	22
Other	6	4	6

Total expenses	924	702	269

Less amounts waived	(165)	(38)	(69)
Less expense reimbursements	—	—	(89)

Net expenses	759	664	111

Net investment income (loss)	988	345	(63)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,212)	(1,377)	260
Futures	(93)	—	—
Foreign currency transactions	(49)	(55)	(1)

Net realized gain (loss)	(1,354)	(1,432)	259

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	6,713	2,670	346
Foreign currency translations	16	(22)	— (a)

Change in net unrealized appreciation (depreciation)	6,729	2,648	346

Net realized/unrealized gains (losses)	5,375	1,216	605

Change in net assets resulting from operations	$6,363	$1,561	$542

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,481)	$3,834	$(78)	$76
Net realized gain (loss)	(85,969)	176,206	(149)	536
Change in net unrealized appreciation (depreciation)	93,946	(417,804)	636	(2,665)

Change in net assets resulting from operations	5,496	(237,764)	409	(2,053)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(43)	(1)	(28)	(8)
Class C
From net investment income	—	—	(1)	—
Institutional Class
From net investment income	(965)	(866)	—	—
Select Class
From net investment income	(4,918)	(2,812)	(42)	(28)

Total distributions to shareholders	(5,926)	(3,679)	(71)	(36)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(216,451)	(447,996)	(1,318)	(1,833)

NET ASSETS:
Change in net assets	(216,881)	(689,439)	(980)	(3,922)
Beginning of period	1,119,599	1,809,038	9,834	13,756

End of period	$902,718	$1,119,599	$8,854	$9,834

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(8,383)	$24	$(79)	$70

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	India Fund		Intrepid European Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(138)	$(195)	$988	$1,974
Net realized gain (loss)	(1,017)	(653)	(1,354)	7,196
Change in net unrealized appreciation (depreciation)	(454)	(4,245)	6,729	(14,728)

Change in net assets resulting from operations	(1,609)	(5,093)	6,363	(5,558)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,865)	(1,341)
Class B
From net investment income	—	—	(179)	(112)
Class C
From net investment income	—	—	(323)	(206)
Institutional Class
From net investment income	—	—	(438)	(277)
Select Class
From net investment income	—	—	(566)	(354)

Total distributions to shareholders	—	—	(3,371)	(2,290)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,139)	(2,506)	(7,992)	(36,033)

NET ASSETS:
Change in net assets	(2,748)	(7,599)	(5,000)	(43,881)
Beginning of period	17,714	25,313	108,833	152,714

End of period	$14,966	$17,714	$103,833	$108,833

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(139)	$(1)	$424	$2,807

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$345	$626	$(63)	$(43)
Net realized gain (loss)	(1,432)	(3,739)	259	1,996
Change in net unrealized appreciation (depreciation)	2,648	(5,949)	346	(5,852)

Change in net assets resulting from operations	1,561	(9,062)	542	(3,899)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19)	—	—	—
Class C
From net investment income	(6)	—	—	—
Select Class
From net investment income	(115)	—	—	—

Total distributions to shareholders	(140)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(980)	25,505	(679)	(10,317)

NET ASSETS:
Change in net assets	441	16,443	(137)	(14,216)
Beginning of period	74,235	57,792	10,576	24,792

End of period	$74,676	$74,235	$10,439	$10,576

Accumulated undistributed (distributions in excess of) net investment income (loss)	$33	$(172)	$(105)	$(42)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Asia Equity Fund		China Region Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,119	$8,046	$274	$1,851
Dividends and distributions reinvested	31	1	28	8
Cost of shares redeemed	(1,711)	(8,426)	(628)	(2,024)
Redemption fees	—	— (a)	—	1

Change in net assets from Class A capital transactions	$(561)	$(379)	$(326)	$(164)

Class C
Proceeds from shares issued	$—	$—	$59	$579
Dividends and distributions reinvested	—	—	1	—
Cost of shares redeemed	—	—	(420)	(625)
Redemption fees	—	—	—	— (a)

Change in net assets from Class C capital transactions	$—	$—	$(360)	$(46)

Institutional Class
Proceeds from shares issued	$31,274	$85,567	$—	$—
Dividends and distributions reinvested	5	1	—	—
Cost of shares redeemed	(92,372)	(179,786)	—	—
Redemption fees	—	1	—	—

Change in net assets from Institutional Class capital transactions	$(61,093)	$(94,217)	$—	$—

Select Class
Proceeds from shares issued	$96,777	$483,671	$2,233	$1,667
Dividends and distributions reinvested	82	34	5	3
Cost of shares redeemed	(251,656)	(837,111)	(2,870)	(3,294)
Redemption fees	—	6	—	1

Change in net assets from Select Class capital transactions	$(154,797)	$(353,400)	$(632)	$(1,623)

Total change in net assets from capital transactions	$(216,451)	$(447,996)	$(1,318)	$(1,833)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	37	228	16	93
Reinvested	1	— (a)	2	1
Redeemed	(57)	(240)	(39)	(105)

Change in Class A Shares	(19)	(12)	(21)	(11)

Class C
Issued	—	—	4	30
Reinvested	—	—	— (a)	—
Redeemed	—	—	(27)	(33)

Change in Class C Shares	—	—	(23)	(3)

Institutional Class
Issued	1,021	2,254	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(2,962)	(5,048)	—	—

Change in Institutional Class Shares	(1,941)	(2,794)	—	—

Select Class
Issued	3,149	13,224	129	82
Reinvested	3	1	— (a)	— (a)
Redeemed	(8,264)	(23,234)	(168)	(173)

Change in Select Class Shares	(5,112)	(10,009)	(39)	(91)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	India Fund		Intrepid European Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,955	$5,253	$1,401	$5,433
Dividends and distributions reinvested	—	—	1,778	1,264
Cost of shares redeemed	(2,951)	(7,202)	(10,102)	(30,256)
Redemption fees	—	7	—	1

Change in net assets from Class A capital transactions	$(996)	$(1,942)	$(6,923)	$(23,558)

Class B
Proceeds from shares issued	$—	$—	$21	$52
Dividends and distributions reinvested	—	—	166	101
Cost of shares redeemed	—	—	(1,077)	(3,054)
Redemption fees	—	—	—	— (a)

Change in net assets from Class B capital transactions	$—	$—	$(890)	$(2,901)

Class C
Proceeds from shares issued	$138	$2,701	$493	$490
Dividends and distributions reinvested	—	—	253	156
Cost of shares redeemed	(725)	(3,713)	(2,160)	(6,092)
Redemption fees	—	4	—	— (a)

Change in net assets from Class C capital transactions	$(587)	$(1,008)	$(1,414)	$(5,446)

Institutional Class
Proceeds from shares issued	$—	$—	$1,365	$531
Dividends and distributions reinvested	—	—	375	247
Cost of shares redeemed	—	—	(655)	(1,199)
Redemption fees	—	—	—	— (a)

Change in net assets from Institutional Class capital transactions	$—	$—	$1,085	$(421)

Select Class
Proceeds from shares issued	$1,886	$2,390	$2,373	$4,323
Dividends and distributions reinvested	—	—	173	88
Cost of shares redeemed	(1,442)	(1,948)	(2,396)	(8,118)
Redemption fees	—	2	—	— (a)

Change in net assets from Select Class capital transactions	$444	$444	$150	$(3,707)

Total change in net assets from capital transactions	$(1,139)	$(2,506)	$(7,992)	$(36,033)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	India Fund		Intrepid European Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	142	316	85	293
Reinvested	—	—	116	69
Redeemed	(218)	(458)	(609)	(1,624)

Change in Class A Shares	(76)	(142)	(408)	(1,262)

Class B
Issued	—	—	1	3
Reinvested	—	—	12	6
Redeemed	—	—	(72)	(179)

Change in Class B Shares	—	—	(59)	(170)

Class C
Issued	10	165	33	29
Reinvested	—	—	18	9
Redeemed	(55)	(239)	(146)	(362)

Change in Class C Shares	(45)	(74)	(95)	(324)

Institutional Class
Issued	—	—	87	27
Reinvested	—	—	24	13
Redeemed	—	—	(38)	(64)

Change in Institutional Class Shares	—	—	73	(24)

Select Class
Issued	135	145	139	227
Reinvested	—	—	11	5
Redeemed	(107)	(121)	(145)	(439)

Change in Select Class Shares	28	24	5	(207)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,953	$11,555	$1,660	$5,269
Dividends and distributions reinvested	16	—	—	—
Cost of shares redeemed	(2,550)	(10,350)	(1,460)	(12,467)
Redemption fees	—	12	—	6

Change in net assets from Class A capital transactions	$4,419	$1,217	$200	$(7,192)

Class C
Proceeds from shares issued	$822	$2,544	$396	$1,843
Dividends and distributions reinvested	5	—	—	—
Cost of shares redeemed	(603)	(2,428)	(1,156)	(2,844)
Redemption fees	—	4	—	3

Change in net assets from Class C capital transactions	$224	$120	$(760)	$(998)

Select Class
Proceeds from shares issued	$6,025	$35,361	$745	$4,690
Dividends and distributions reinvested	5	—	—	—
Cost of shares redeemed	(11,653)	(11,231)	(864)	(6,820)
Redemption fees	—	38	—	3

Change in net assets from Select Class capital transactions	$(5,623)	$24,168	$(119)	$(2,127)

Total change in net assets from capital transactions	$(980)	$25,505	$(679)	$(10,317)

SHARE TRANSACTIONS:
Class A
Issued	353	557	149	380
Reinvested	1	—	—	—
Redeemed	(133)	(529)	(139)	(915)

Change in Class A Shares	221	28	10	(535)

Class C
Issued	43	121	37	141
Reinvested	— (a)	—	—	—
Redeemed	(32)	(123)	(115)	(219)

Change in Class C Shares	11	(2)	(78)	(78)

Select Class
Issued	311	1,767	67	338
Reinvested	— (a)	—	—	—
Redeemed	(583)	(569)	(85)	(611)

Change in Select Class Shares	(272)	1,198	(18)	(273)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Asia Equity Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$30.98	$(0.11	)(e)	$0.42	$0.31	$(0.09)	$—	$(0.09)	$—
Year Ended October 31, 2011	36.87	0.03	(e)	(5.92)	(5.89)	— (f)	—	— (f)	—	(f)
Year Ended October 31, 2010	29.19	(0.10	)(e)	7.78	7.68	—	—	—	—	(f)
Year Ended October 31, 2009	17.56	0.01	(e)	11.63	11.64	(0.01)	—	(0.01)	—	(f)
Year Ended October 31, 2008	48.39	(0.04	)(e)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)	—	(f)
Year Ended October 31, 2007	26.43	0.02	(e)	22.49	22.51	(0.06)	(0.49)	(0.55)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	31.46	(0.05	)(e)	0.42	0.37	(0.22)	—	(0.22)	—
Year Ended October 31, 2011	37.41	0.14	(e)	(5.97)	(5.83)	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	29.49	0.03	(e)	7.89	7.92	—	—	—	—	(f)
Year Ended October 31, 2009	17.81	0.08	(e)	11.76	11.84	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2008	48.96	0.11	(e)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)	—	(f)
Year Ended October 31, 2007	26.72	0.14	(e)	22.74	22.88	(0.15)	(0.49)	(0.64)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	31.32	(0.08	)(e)	0.42	0.34	(0.17)	—	(0.17)	—
Year Ended October 31, 2011	37.24	0.09	(e)	(5.94)	(5.85)	(0.07)	—	(0.07)	—	(f)
Year Ended October 31, 2010	29.40	(0.02	)(e)	7.86	7.84	—	—	—	—	(f)
Year Ended October 31, 2009	17.74	0.04	(e)	11.74	11.78	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2008	48.82	0.07	(e)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)	—	(f)
Year Ended October 31, 2007	26.64	0.09	(e)	22.68	22.77	(0.10)	(0.49)	(0.59)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.20	1.03%	$14,767	1.67%	(0.75)%	1.67%	76%
30.98	(15.97)	15,249	1.68	0.08	1.69	115
36.87	26.31	18,575	1.75	(0.32)	1.77	109
29.19	66.35	18,004	1.71	0.04	1.74	211
17.56	(61.76)	11,763	1.73	(0.11)	1.75	115
48.39	86.62	31,985	1.74	0.07	1.77	78

31.61	1.25	72,627	1.27	(0.34)	1.28	76
31.46	(15.63)	133,387	1.29	0.38	1.30	115
37.41	26.86	263,090	1.35	0.08	1.37	109
29.49	67.01	293,745	1.30	0.34	1.32	211
17.81	(61.60)	97,763	1.33	0.31	1.35	115
48.96	87.31	256,615	1.34	0.40	1.36	78

31.49	1.14	815,324	1.42	(0.52)	1.42	76
31.32	(15.74)	970,963	1.43	0.26	1.44	115
37.24	26.67	1,527,373	1.50	(0.06)	1.52	109
29.40	66.77	1,529,487	1.46	0.16	1.48	211
17.74	(61.67)	641,451	1.48	0.20	1.51	115
48.82	87.05	1,466,109	1.48	0.25	1.51	78

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$16.64	$(0.14	)(e)	$1.03	$0.89	$(0.14)	$—	$(0.14)	$—
Year Ended October 31, 2011	19.73	0.12	(e)	(3.18)	(3.06)	(0.03)	—	(0.03)	—	(g)
Year Ended October 31, 2010	16.68	0.04	(e)	3.07	3.11	(0.07)	—	(0.07)	0.01
Year Ended October 31, 2009	10.46	0.10	(e)	6.12	6.22	—	—	—	—	(g)
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)	(15.60)	(0.08)	(0.11)	(0.19)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	—	(g)	11.21	11.21	—	—	—	0.03

Class C
Six Months Ended April 30, 2012 (Unaudited)	16.31	(0.18	)(e)	1.03	0.85	(0.01)	—	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(e)	(3.11)	(3.10)	—	—	—	—	(g)
Year Ended October 31, 2010	16.48	(0.07	)(e)	3.04	2.97	(0.05)	—	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(e)	6.06	6.10	—	—	—	—	(g)
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)	(15.62)	(0.05)	(0.11)	(0.16)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.02)		11.14	11.12	—	—	—	0.03

Select Class
Six Months Ended April 30, 2012 (Unaudited)	16.75	(0.12	)(e)	1.03	0.91	(0.18)	—	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(e)	(3.19)	(3.04)	(0.08)	—	(0.08)	—	(g)
Year Ended October 31, 2010	16.78	0.10	(e)	3.08	3.18	(0.10)	—	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(e)	6.15	6.28	—	—	—	—	(g)
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)	(15.59)	(0.09)	(0.11)	(0.20)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.01)		11.25	11.24	—	—	—	0.04

(a)	Annualized for periods less than one year.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.05%
(i)	Commencement of operations.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(k)	Includes interest expense of 0.06%.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$17.39	5.45%	$3,395	2.01	(f)	(1.72)%	5.10%		46%
16.64	(15.52)	3,590	2.00		0.59	3.55		83
19.73	18.76	4,479	2.00		0.22	3.89		79
16.68	59.46	4,951	2.00		0.78	5.31		102
10.46	(59.78)	2,305	2.05	(h)	0.30	3.13		122
26.24	74.93	5,728	2.00		0.09	9.26	(j)	50

17.15	5.25	1,569	2.51	(f)	(2.23)	5.60		46
16.31	(15.97)	1,875	2.50		0.06	4.05		83
19.41	18.16	2,293	2.50		(0.39)	4.36		79
16.48	58.77	3,078	2.50		0.32	5.51		102
10.38	(59.99)	728	2.56	(k)	(0.15)	3.67		122
26.15	74.33	1,815	2.50		(0.39)	10.03	(j)	50

17.48	5.61	3,890	1.76	(f)	(1.46)	4.88		46
16.75	(15.35)	4,369	1.75		0.76	3.32		83
19.87	19.08	6,984	1.75		0.55	3.65		79
16.78	59.81	6,877	1.75		1.00	4.93		102
10.50	(59.67)	3,905	1.80	(h)	(0.14)	2.65		122
26.28	75.20	49,230	1.75		(0.33)	7.96	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
India Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$14.42	$(0.11	)(e)	$(1.14)	$(1.25)	$—
Year Ended October 31, 2011	17.82	(0.12	)(e)	(3.29)	(3.41)	0.01
Year Ended October 31, 2010	12.42	(0.11	)(e)	5.50	5.39	0.01
Year Ended October 31, 2009	7.90	(0.07	)(e)	4.59	4.52	—	(f)
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01

Class C
Six Months Ended April 30, 2012 (Unaudited)	14.11	(0.14	)(e)	(1.12)	(1.26)	—
Year Ended October 31, 2011	17.52	(0.20	)(e)	(3.22)	(3.42)	0.01
Year Ended October 31, 2010	12.27	(0.18	)(e)	5.42	5.24	0.01
Year Ended October 31, 2009	7.84	(0.12	)(e)	4.55	4.43	—	(f)
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01

Select Class
Six Months Ended April 30, 2012 (Unaudited)	14.58	(0.09	)(e)	(1.16)	(1.25)	—
Year Ended October 31, 2011	17.97	(0.06	)(e)	(3.34)	(3.40)	0.01
Year Ended October 31, 2010	12.49	(0.08	)(e)	5.55	5.47	0.01
Year Ended October 31, 2009	7.93	(0.05	)(e)	4.61	4.56	—	(f)
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02

(a)	Annualized for periods less than one year.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.03%
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Includes interest expense of 0.02%

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$13.17	(8.67)%	$7,393	2.00%		(1.66)%	3.93%		16%
14.42	(19.08)	9,187	2.00		(0.78)	2.96		41
17.82	43.48	13,882	2.00		(0.71)	3.59		45
12.42	57.22	6,613	2.00		(0.72)	4.17		45
7.90	(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
20.84	38.93	4,177	2.00		(1.31)	10.08	(i)	17

12.85	(8.93)	3,747	2.50		(2.17)	4.42		16
14.11	(19.46)	4,749	2.50		(1.27)	3.46		41
17.52	42.79	7,200	2.50		(1.24)	4.07		45
12.27	56.51	3,740	2.50		(1.23)	4.59		45
7.84	(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
20.79	38.60	2,372	2.50		(1.61)	11.11	(i)	17

13.33	(8.57)	3,826	1.75		(1.39)	3.68		16
14.58	(18.86)	3,778	1.75		(0.39)	2.72		41
17.97	43.88	4,231	1.75		(0.51)	3.33		45
12.49	57.50	3,046	1.75		(0.51)	4.00		45
7.93	(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
20.87	39.13	50,575	1.75		(1.17)	9.71	(i)	17

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid European Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$16.98	$0.16	(e)	$0.88		$1.04	$(0.54)	$—	$(0.54)	$—
Year Ended October 31, 2011	18.28	0.27	(e)	(1.28	)(g)	(1.01)	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2010	17.03	0.18	(e)	1.43		1.61	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2009	15.20	0.33	(e)	2.49		2.82	(0.99)	—	(0.99)	—	(f)
Year Ended October 31, 2008	34.64	0.70	(e)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)	—	(f)
Year Ended October 31, 2007	27.98	0.43	(e)	7.85		8.28	(0.21)	(1.41)	(1.62)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	15.43	0.11	(e)	0.80		0.91	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(e)	(1.16	)(g)	(1.00)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	15.54	0.09	(e)	1.29		1.38	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	13.92	0.23	(e)	2.27		2.50	(0.88)	—	(0.88)	—	(f)
Year Ended October 31, 2008	32.09	0.53	(e)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)	—	(f)
Year Ended October 31, 2007	26.04	0.24	(e)	7.31		7.55	(0.09)	(1.41)	(1.50)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	15.33	0.11	(e)	0.80		0.91	(0.45)	—	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(e)	(1.16	)(g)	(1.00)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	15.43	0.09	(e)	1.30		1.39	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	13.81	0.24	(e)	2.24		2.48	(0.86)	—	(0.86)	—	(f)
Year Ended October 31, 2008	31.91	0.52	(e)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)	—	(f)
Year Ended October 31, 2007	25.97	0.24	(e)	7.28		7.52	(0.17)	(1.41)	(1.58)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	17.42	0.20	(e)	0.90		1.10	(0.64)	—	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(e)	(1.32	)(g)	(0.95)	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2010	17.46	0.27	(e)	1.46		1.73	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2009	15.63	0.42	(e)	2.53		2.95	(1.12)	—	(1.12)	—	(f)
Year Ended October 31, 2008	35.44	0.74	(e)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)	—	(f)
Year Ended October 31, 2007	28.54	0.56	(e)	8.03		8.59	(0.28)	(1.41)	(1.69)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	17.24	0.19	(e)	0.88		1.07	(0.59)	—	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(e)	(1.30	)(g)	(0.98)	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2010	17.26	0.23	(e)	1.45		1.68	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2009	15.39	0.37	(e)	2.51		2.88	(1.01)	—	(1.01)	—	(f)
Year Ended October 31, 2008	34.98	0.69	(e)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)	—	(f)
Year Ended October 31, 2007	28.18	0.50	(e)	7.94		8.44	(0.23)	(1.41)	(1.64)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.48	6.54%		$55,784	1.50%		1.89%	1.81%	132%
16.98	(5.67	)(g)	61,113	1.49		1.45	1.66	360
18.28	9.58		88,859	1.49		1.05	1.66	381
17.03	20.26		116,135	1.51		2.29	1.78	433
15.20	(49.91)		139,208	1.46		2.77	1.46	235
34.64	30.94		394,416	1.42		1.39	1.42	171

15.90	6.32		5,841	2.00		1.40	2.31	132
15.43	(6.12	)(g)	6,573	1.99		0.93	2.16	360
16.63	8.98		9,917	1.99		0.57	2.16	381
15.54	19.59		13,262	2.01		1.77	2.28	433
13.92	(50.14)		15,678	1.96		2.28	1.96	235
32.09	30.31		42,374	1.91		0.84	1.92	171

15.79	6.32		10,444	2.00		1.41	2.31	132
15.33	(6.13	)(g)	11,605	1.99		0.93	2.16	360
16.53	9.10		17,873	1.99		0.56	2.16	381
15.43	19.60		23,291	2.01		1.81	2.28	433
13.81	(50.15)		28,904	1.96		2.27	1.96	235
31.91	30.31		81,982	1.92		0.85	1.92	171

17.88	6.82		13,546	1.00		2.40	1.41	132
17.42	(5.20	)(g)	11,913	1.00		1.96	1.25	360
18.75	10.10		13,271	1.00		1.57	1.27	381
17.46	20.80		34,082	1.01	(h)	2.88	1.39	433
15.63	(49.65)		48,219	1.01	(h)	2.77	1.05	235
35.44	31.48		315,180	0.99		1.77	1.02	171

17.72	6.68		18,218	1.25		2.22	1.56	132
17.24	(5.43	)(g)	17,629	1.23		1.71	1.40	360
18.54	9.90		22,794	1.25		1.38	1.42	381
17.26	20.50		36,409	1.26		2.54	1.53	433
15.39	(49.76)		48,741	1.20		2.63	1.20	235
34.98	31.29		328,183	1.16		1.61	1.17	171

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Latin America Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$18.88	$0.08	(e)	$0.25	$0.33	$(0.03)	$—	$(0.03)	$—
Year Ended October 31, 2011	21.43	0.14	(e)	(2.71)	(2.57)	—	—	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(e)	5.87	5.85	(0.50)	—	(0.50)	0.03
Year Ended October 31, 2009	9.66	0.07	(e)	6.67	6.74	(0.36)	—	(0.36)	0.01
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—	0.01

Class C
Six Months Ended April 30, 2012 (Unaudited)	18.72	0.02	(e)	0.26	0.28	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(e)	(2.69)	(2.65)	—	—	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(e)	5.84	5.75	(0.44)	—	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(e)	6.66	6.68	(0.29)	—	(0.29)	0.01
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)	0.06
February 28, 2007 (g) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—	0.01

Select Class
Six Months Ended April 30, 2012 (Unaudited)	18.98	0.09	(e)	0.27	0.36	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(e)	(2.71)	(2.51)	—	—	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(e)	5.95	5.92	(0.52)	—	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(e)	6.64	6.76	(0.41)	—	(0.41)	0.01
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—	0.01

(a)	Annualized for periods less than one year.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$19.18	1.78%	$15,711	1.90%		0.88%	1.99%		22%
18.88	(11.90)	11,297	1.89		0.71	2.00		53
21.43	37.51	12,218	1.88		(0.10)	2.93		85
16.05	73.15	6,654	1.90		0.63	5.31		96
9.66	(56.81)	2,462	1.92	(f)	1.31	3.61		134
23.07	53.80	2,775	1.90		(0.14)	7.28	(h)	39

18.97	1.53	3,779	2.40		0.26	2.49		22
18.72	(12.32)	3,522	2.39		0.22	2.50		53
21.35	36.80	4,053	2.38		(0.51)	3.44		85
16.01	72.12	2,577	2.40		0.14	5.86		96
9.61	(56.98)	1,017	2.42	(f)	0.88	4.18		134
22.99	53.27	1,716	2.40		(0.61)	8.11	(h)	39

19.30	1.90	55,186	1.65		0.94	1.74		22
18.98	(11.64)	59,416	1.64		0.97	1.76		53
21.48	37.87	41,521	1.55		(0.14)	2.33		85
16.06	73.46	3,536	1.65		1.02	5.26		96
9.70	(56.70)	1,756	1.67	(f)	1.46	3.49		134
23.11	54.07	4,639	1.65		0.40	8.63	(h)	39

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Russia Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$10.30	$(0.05	)(e)	$0.85	$0.80	$—	$—	$—	$—
Year Ended October 31, 2011	12.94	(0.03	)(e)	(2.62)	(2.65)	—	—	—	0.01
Year Ended October 31, 2010	9.60	(0.06	)(e)	3.39	3.33	—	—	—	0.01
Year Ended October 31, 2009	5.39	(0.09	)(e)	4.29	4.20	—	—	—	0.01
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)	0.03
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—	0.25

Class C
Six Months Ended April 30, 2012 (Unaudited)	10.07	(0.08	)(e)	0.83	0.75	—	—	—	—
Year Ended October 31, 2011	12.72	(0.07	)(e)	(2.59)	(2.66)	—	—	—	0.01
Year Ended October 31, 2010	9.48	(0.08	)(e)	3.31	3.23	—	—	—	0.01
Year Ended October 31, 2009	5.35	(0.11	)(e)	4.23	4.12	—	—	—	0.01
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	— (j)	(0.60)	(0.60)	0.03
February 28, 2007 (g) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—	0.26

Select Class
Six Months Ended April 30, 2012 (Unaudited)	10.42	(0.04	)(e)	0.86	0.82	—	—	—	—
Year Ended October 31, 2011	13.06	0.03	(e)	(2.68)	(2.65)	—	—	—	0.01
Year Ended October 31, 2010	9.66	(0.04	)(e)	3.43	3.39	—	—	—	0.01
Year Ended October 31, 2009	5.42	(0.06	)(e)	4.30	4.24	(0.01)	—	(0.01)	0.01
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)	0.03
February 28, 2007 (g) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—	0.12

(a)	Annualized for periods less than one year.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$11.10	7.77%	$4,318	2.02	(f)	(1.02)%	5.20%		24%
10.30	(20.40)	3,909	2.00		(0.20)	2.89		31
12.94	34.79	11,831	2.01	(h)	(0.52)	2.96		58
9.60	78.11	11,027	1.99		(1.27)	3.97		66
5.39	(71.32)	1,034	2.02	(f)	(0.70)	3.57		76
19.43	29.53	2,106	2.01	(h)	(0.09)	8.75	(i)	68

10.82	7.45	4,372	2.52	(f)	(1.61)	5.69		24
10.07	(20.83)	4,853	2.51	(h)	(0.58)	3.35		31
12.72	34.18	7,117	2.51	(h)	(0.77)	3.50		58
9.48	77.20	5,169	2.49		(1.66)	4.84		66
5.35	(71.45)	1,288	2.52	(f)	(1.09)	4.02		76
19.36	29.07	2,272	2.51	(h)	(0.67)	9.04	(i)	68

11.24	7.87	1,749	1.77	(f)	(0.80)	4.95		24
10.42	(20.21)	1,814	1.76	(h)	0.25	2.60		31
13.06	35.20	5,844	1.76	(h)	(0.32)	2.72		58
9.66	78.55	6,606	1.75		(0.86)	4.61		66
5.42	(71.33)	2,325	1.77	(f)	(0.56)	3.39		76
19.53	30.20	3,442	1.76	(h)	0.39	9.67	(i)	68

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Equity Fund	Class A, Institutional Class and Select Class	Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
India Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified
Russia Fund	Class A, Class C and Select Class	Non-Diversified

The investment objectives of the Funds are as follows:

The Asia Equity Fund and Intrepid European Fund seek to provide total return from long-term capital growth. Total return consists of capital growth and current income.

The China Region Fund, India Fund, Latin America Fund and Russia Fund seek to provide long-term capital growth.

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or

54	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,011	$899,225	$—	$905,236

China Region Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$—	$8,845	$—	$8,845

India Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$—	$14,690	$—	$14,690

Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$—	$104,840	$—	$104,840

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Latin America Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$—		$949	$—	$949
Brazil	29,454		6,165	—	35,619
Canada	1,930		—	—	1,930
Chile	1,200		—	—	1,200
Mexico	6,507		8,512	—	15,019
Panama	1,324		—	—	1,324
Peru	3,763		—	—	3,763
United Kingdom	—		1,385	—	1,385
United States	942		—	—	942

Total Common Stocks	45,120		17,011	—	62,131

Preferred Stocks
Brazil	4,773		6,155	—	10,928

Total Preferred Stocks	4,773		6,155	—	10,928

Short-Term Investment
Investment Company	600		—	—	600

Total Investments in Securities	$50,493		$23,166	$—	$73,659

Russia Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$344		$196	$—	$540
Consumer Staples	172		1,689	—	1,861
Energy	—		2,567	—	2,567
Financials	80		1,788	—	1,868
Health Care	—		117	—	117
Industrials	—		364	—	364
Information Technology	—		—	38	38
Materials	—		1,526	—	1,526
Telecommunication Services	—		1,116	—	1,116
Utilities	—		261	—	261

Total Common Stocks	596		9,624	38	10,258

Preferred Stocks
Materials	—		129	—	129
Telecommunication Services	—		115	—	115

Total Preferred Stocks	—		244	—	244

Short-Term Investment
Investment Company	—	(a)	—	—	—	(a)

Total Investments in Securities	$596		$9,868	$38	$10,502

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

56	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

The following is a summary of investments for which unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Russia Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Consumer Discretionary	$158	$—	$—	$—	$—	$—	$—	$(158)	$—
Common Stocks — Industrials	340	—	—	—	—	—	—	(340)	—
Common Stocks — Information Technology	25	—	13	—	—	—	—	—	38

Total	$523	$—	$13	$—	$—	$—	$—	$(498)	$38

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Fund	Value
Russia Fund	$13

This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2012 (amounts in thousands):

Fund	Value	Percentage
Russia Fund	$38	0.4%

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Intrepid European Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Intrepid European Fund’s futures activity during the six months ended April 30, 2012 (amounts in thousands):

	Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$367	(a)
Ending Notional Balance Long	$—

(a)	For the period March 1, 2012 through March 31, 2012.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

India has recently enacted rules on indirect transfer of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, the Funds’ conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in

58	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to Paid-in-Capital. Effective May 2, 2011, shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each fund is as follows:

Asia Equity Fund	0.50%
China Region Fund	0.60
India Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of average daily net assets for the Funds.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Asia Equity Fund	$2		$—
China Region Fund	—	(a)	—
India Fund	1		1
Intrepid European Fund	2		1
Latin America Fund	8		—	(a)
Russia Fund	1		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Equity Fund	0.25%	n/a	n/a	0.10%	0.25%
China Region Fund	0.25	n/a	0.25%	n/a	0.25
India Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25
Russia Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Equity Fund	1.75%	n/a	n/a	1.35%	1.50%
China Region Fund	2.00	n/a	2.50%	n/a	1.75
India Fund	2.00	n/a	2.50	n/a	1.75
Intrepid European Fund	1.50	2.00%	2.00	1.00	1.25
Latin America Fund	1.90	n/a	2.40	n/a	1.65
Russia Fund	2.00	n/a	2.50	n/a	1.75

The expense limitation agreements were in effect for the six months ended April 30, 2012. The expense limitation percentages in the table above are in place until at least February 28, 2013.

60	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers				Contractual Reimbursements
	Investment Advisory	Administration	Shareholder Servicing	Total
China Region Fund	$58	$4	$2	$64	$79
India Fund	100	7	3	110	43
Intrepid European Fund	135	23	6	164	—
Latin America Fund	21	4	11	36	—
Russia Fund	62	4	3	69	89

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2012 were as follows (amounts in thousands):

Asia Equity Fund	$31
Intrepid European Fund	1
Latin America Fund	2

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2012, the Intrepid European Fund incurred brokerage commissions with broker-dealers affiliated with the Advisor of less than $1,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$741,333	$926,615
China Region Fund	4,333	5,784
India Fund	2,519	3,886
Intrepid European Fund	137,799	146,535
Latin America Fund	16,782	16,371
Russia Fund	2,449	2,738

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$780,614	$153,383	$28,761	$124,622
China Region Fund	6,841	2,160	156	2,004
India Fund	15,297	1,597	2,204	(607)
Intrepid European Fund	95,665	9,860	685	9,175
Latin America Fund	69,501	10,088	5,930	4,158
Russia Fund	8,142	3,836	1,476	2,360

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Asia Equity Fund	$—	$—	$49,683	$—	$—	$49,683
China Region Fund	—	11,350	1,973	—	—	13,323
India Fund	33	13,292	7,113	4	576	21,018
Intrepid European Fund	—	118,417	98,908	—	—	217,325
Latin America Fund	—	1,454	2,277	—	3,482	7,213
Russia Fund	—	—	300	—	—	300

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Asia Equity Fund, China Region Fund and Latin America Fund.

62	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	54.7%

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2012, the Asia Equity Fund invested approximately 26.8% and 20.8% of its total investments in China and South Korea, respectively.

As of April 30, 2012, the Intrepid European Fund invested approximately 31.3% and 22.4% of its total investments in the United Kingdom and Germany, respectively.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derive at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities.

At April 30, 2012, the Fund had 44.1%, 29.2% and 26.7% of its total investments invested in China, Hong Kong and Taiwan, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from India’s undeveloped systems of securities and transfer.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At April 30, 2012, the Fund had 63.2% of its total investments invested in Brazil.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s undeveloped securities markets.

8. Subsequent Events

During the period May 1, 2012 through June 27, 2012, an affiliate of the Advisor redeemed approximately $490,000,000. This amount represents 54% of the Asia Equity Fund’s net assets as of April 30, 2012.

At their meeting in June 2012, the Board of Trustees of the Asia Equity Fund approved the liquidation of the Fund which will occur on or about July 20, 2012. As of June 22, 2012, the Fund no longer accepts subscription orders.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$1,010.30	$8.35	1.67%
Hypothetical	1,000.00	1,016.56	8.37	1.67
Institutional Class
Actual	1,000.00	1,012.50	6.35	1.27
Hypothetical	1,000.00	1,018.55	6.37	1.27
Select Class
Actual	1,000.00	1,011.40	7.10	1.42
Hypothetical	1,000.00	1,017.80	7.12	1.42

China Region Fund
Class A
Actual	1,000.00	1,054.50	10.27	2.01
Hypothetical	1,000.00	1,014.87	10.07	2.01
Class C
Actual	1,000.00	1,052.50	12.81	2.51
Hypothetical	1,000.00	1,012.38	12.56	2.51
Select Class
Actual	1,000.00	1,056.10	9.00	1.76
Hypothetical	1,000.00	1,016.11	8.82	1.76

India Fund
Class A
Actual	1,000.00	913.30	9.51	2.00
Hypothetical	1,000.00	1,014.92	10.02	2.00

64	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
India Fund (continued)
Class C
Actual	$1,000.00	$910.70	$11.88	2.50%
Hypothetical	1,000.00	1,012.43	12.51	2.50
Select Class
Actual	1,000.00	914.30	8.33	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75

Intrepid European Fund
Class A
Actual	1,000.00	1,065.40	7.70	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class B
Actual	1,000.00	1,063.20	10.26	2.00
Hypothetical	1,000.00	1,014.92	10.02	2.00
Class C
Actual	1,000.00	1,063.20	10.26	2.00
Hypothetical	1,000.00	1,014.92	10.02	2.00
Institutional Class
Actual	1,000.00	1,068.20	5.14	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Select Class
Actual	1,000.00	1,066.80	6.42	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25

Latin America Fund
Class A
Actual	1,000.00	1,017.80	9.53	1.90
Hypothetical	1,000.00	1,015.42	9.52	1.90
Class C
Actual	1,000.00	1,015.30	12.03	2.40
Hypothetical	1,000.00	1,012.93	12.01	2.40
Select Class
Actual	1,000.00	1,019.00	8.28	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65

Russia Fund
Class A
Actual	1,000.00	1,077.70	10.44	2.02
Hypothetical	1,000.00	1,014.82	10.12	2.02
Class C
Actual	1,000.00	1,074.50	13.00	2.52
Hypothetical	1,000.00	1,012.33	12.61	2.52
Select Class
Actual	1,000.00	1,078.70	9.15	1.77
Hypothetical	1,000.00	1,016.06	8.87	1.77

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	65

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-INTEQ-CO-412

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2012 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “hard landing” in China remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a diversified portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

May 17, 2012 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a reminder about the importance of a well-diversified portfolio. We believe the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes*.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

*	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	5.54%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	0.10%

Net Assets as of 4/30/2012 (In Thousands)	$224,532

INVESTMENT OBJECTIVE

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities**.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive but were not accessible as American Depositary Receipts (ADRs).

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis seemingly caused concerns about systemic risk to abate, which helped fuel investors’ appetite for risk and sparked a rally in global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the MSCI World Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 7.54% gain, while U.S. stocks, as measured by the S&P 500 Index, finished the reporting period with a 12.77% gain. Although fears of systemic risk abated, Europe’s ongoing debt crisis caused international developed stocks to underperform U.S. stocks during the reporting period, as the MSCI EAFE Index (net of foreign withholding taxes) gained 2.44%. International value stocks, as measured by the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”), underperformed the broader international stock index, returning 0.10% for the six months ended April 30, 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the Benchmark for the six months ended April 30, 2012. Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd. and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of EADS, a manufacturer of commercial and defense aircraft, benefited from strong orders and the company’s better-than-expected 2011 results.

Not owning shares of Nokia Corp., which was held by the Benchmark, also contributed to the Fund’s relative performance. Shares of the Finnish communications-equipment provider declined as the company continued to lose market share, particularly in the high-end segment of the market.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in KBC Groep N.V. and QBE Insurance Group Ltd. Shares of Belgium banking and insurance company KBC Groep N.V. declined as mounting loan losses in Ireland and more stringent capital requirements derailed management’s plans to pay back state aid and raised concerns about additional capital calls. Shares of Australian insurance company QBE Insurance Group Ltd. declined after a series of natural disasters resulted in significantly higher insurance claims, prompting management to issue a profit warning and cut the dividend. Not owning shares of Tokyo Electron Ltd. also detracted from the Fund’s relative performance, given the Japanese stock’s strong performance in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd., (South Korea)	5.9%
2.	Japan Tobacco, Inc., (Japan)	5.1
3.	Roche Holding AG, (Switzerland)	5.1
4.	European Aeronautic Defence and Space Co. N.V., (Netherlands)	5.0
5.	Nordea Bank AB, (Sweden)	4.9
6.	Swiss Re AG, (Switzerland)	4.6
7.	Snam S.p.A., (Italy)	4.4
8.	UPM-Kymmene OYJ, (Finland)	4.1
9.	Sodexo, (France)	4.1
10.	Fujitsu Ltd., (Japan)	3.9

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	30.0%
Switzerland	9.7
France	9.4
Netherlands	7.6
Germany	6.7
Italy	6.6
United Kingdom	6.1
South Korea	5.9
Sweden	4.9
Finland	4.2
Belgium	3.6
Canada	2.0
South Africa	1.7
Taiwan	1.6

*	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	5.54%	(13.10)%	14.54%	(3.12)%

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Index from August 17, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	4.35%
Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index	4.43%
Composite Benchmark**	5.04%

Net Assets as of 4/30/2012 (In Thousands)	$38,675

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE MARKET PERFORM?

During the reporting period, municipal bonds benefited from a positive technical environment as a decline in new debt issuance, coupled with renewed inflows into municipal bond funds, helped support bond prices. The market was further augmented by statements and policy initiatives by the U.S. Federal Reserve that suggested that monetary policy would remain accommodative for the next few years. In the end, the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) increased 4.43% for the six months ended April 30, 2012.

Inflation, as measured by the CPI-U, increased during the reporting period, while improving economic data caused investors’ expectations for future inflation to increase across the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time). 2-, 5-, 10-, 20- and 30-year inflation swaps also increased during the six months ended April 30, 2012.

HOW DID THE FUND PERFORM?

While the Fund posted a positive absolute return, it underperformed the Municipal Securities Benchmark and its Composite Benchmark for the six months ended April 30, 2012. The Fund’s fixed-income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. The Fund’s relative underperformance was mainly due to this preference for high-quality municipal bond securities as improving U.S. economic data supported investors’ appetite for risk during the reporting period and helped lower-quality municipal bonds outperform.

Meanwhile, the Fund’s use of zero-coupon inflation-linked swaps contributed to the Fund’s absolute return during the reporting period. The Fund used swaps with a range of maturities, while the Composite Benchmark’s inflation-linked swap component is structured to reflect the performance of 5-year zero-coupon inflation-linked swaps. The Fund’s overweight of 2-year inflation swaps and underweight of 5-year inflation swaps detracted from the Fund’s relative performance versus the Composite Benchmark, while the Fund’s overweight of 10- and 20-year inflation swaps contributed to relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate, maintaining balanced exposure to inflation protection across the yield curve.

PORTFOLIO COMPOSITION****
Municipal Bond	96.8%
Short-Term Investment	3.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays Capital Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		4.35%	5.51%	6.27%	5.43%
After Taxes on Distributions		4.35	5.51	6.27	5.42
After Taxes on Distributions and Sale of Fund Shares		3.27	4.48	5.80	5.13

*	Not annualized.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year)

Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.3%
	Belgium — 3.6%
67	Solvay S.A. (m)	8,101

	Canada — 2.0%
217	First Quantum Minerals Ltd. (m)	4,510

	Finland — 4.1%
89	Ruukki Group OYJ (a) (m)	100
717	UPM-Kymmene OYJ (m)	9,198

		9,298

	France — 9.3%
178	Cie de St-Gobain (m)	7,471
114	Sodexo (m)	9,101
299	Suez Environnement Co. (m)	4,216

		20,788

	Germany — 3.0%
72	Bayerische Motoren Werke AG (m)	6,836

	Italy — 6.5%
2,038	Snam S.p.A. (m)	9,681
1,241	UniCredit S.p.A. (m)	4,951

		14,632

	Japan — 29.7%
191	Asahi Group Holdings Ltd. (m)	4,301
191	Bridgestone Corp. (m)	4,522
81	East Japan Railway Co. (m)	5,046
1,776	Fujitsu Ltd. (m)	8,632
2	Japan Tobacco, Inc. (m)	11,434
1,083	JX Holdings, Inc. (m)	6,110
1	KDDI Corp. (m)	5,885
877	Marubeni Corp. (m)	6,089
795	Mitsubishi Electric Corp. (m)	6,984
357	Mitsui & Co., Ltd. (m)	5,571
130	Yamato Holdings Co., Ltd. (m)	2,004

		66,578

	Netherlands — 7.5%
280	European Aeronautic Defence and Space Co. N.V. (m)	11,051
170	Unilever N.V., CVA (m)	5,829

		16,880

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Africa — 1.7%
748	African Bank Investments Ltd. (m)	3,739

	South Korea — 5.8%
11	Samsung Electronics Co., Ltd. (m)	13,118

	Sweden — 4.8%
1,217	Nordea Bank AB (m)	10,775

	Switzerland — 9.6%
62	Roche Holding AG (m)	11,327
162	Swiss Re AG (a) (m)	10,185

		21,512

	Taiwan — 1.6%
591	Hon Hai Precision Industry Co., Ltd., Reg. S., GDR, (m)	3,576

	United Kingdom — 6.1%
1,586	Kingfisher plc (m)	7,482
147	SABMiller plc (m)	6,170

		13,652

	Total Common Stocks (Cost $197,716)	213,995

Preferred Stock — 3.6%
	Germany — 3.6%
43	Volkswagen AG (m) (Cost $4,449)	8,151

	Total Investments — 98.9% (Cost $202,165)	222,146
	Other Assets in Excess of Liabilities — 1.1%	2,386

	NET ASSETS — 100.0%	$224,532

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	7.1%
Automobiles	6.7
Semiconductors & Semiconductor Equipment	5.9
Trading Companies & Distributors	5.3
Tobacco	5.1
Pharmaceuticals	5.1
Aerospace & Defense	5.0
Beverages	4.7
Insurance	4.6
Gas Utilities	4.4
Paper & Forest Products	4.1
Hotels, Restaurants & Leisure	4.1
Computers & Peripherals	3.9
Chemicals	3.6

INDUSTRY	PERCENTAGE
Specialty Retail	3.4%
Building Products	3.4
Electrical Equipment	3.1
Oil, Gas & Consumable Fuels	2.8
Wireless Telecommunication Services	2.6
Food Products	2.6
Road & Rail	2.3
Metals & Mining	2.1
Auto Components	2.0
Multi-Utilities	1.9
Diversified Financial Services	1.7
Electronic Equipment, Instruments & Components	1.6
Others (each less than 1.0%)	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 96.6%
	Alaska — 0.3%
	General Obligation — 0.3%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/15 (p)	114

	Arizona — 1.0%
	General Obligation — 0.7%
150	City of Scottsdale, GO, 5.000%, 07/01/21	189
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	98

		287

	Transportation — 0.3%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	95

	Total Arizona	382

	California — 4.7%
	Education — 0.4%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	73
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/13 (p)	53

		126

	General Obligation — 2.2%
200	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	211
175	San Ramon Valley Unified School District, 2002 Election, GO, AGM, 5.250%, 08/01/15	192
375	State Center Community College District, GO, 5.000%, 08/01/25	443

		846

	Other Revenue — 0.3%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	90
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	32

		122

	Prerefunded — 1.8%
30	El Monte Union High School District, 2002 Election, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	34

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
80	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	86
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL-RE, 4.500%, 05/01/13 (p)	31
100	Redondo Beach Unified School District, Election of 2000, GO, AGM, 5.750%, 08/01/13 (p)	109
50	San Francisco City & County Airports Commission, Second Series Issue 28B, Rev., NATL-RE, 4.750%, 05/01/12 (p)	50
175	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.000%, 07/01/12 (p)	176
215	Twin Rivers Unified School District, GO, AGM, 5.250%, 08/01/12 (p)	220

		706

	Total California	1,800

	Colorado — 2.8%
	General Obligation — 1.0%
305	Jefferson County School District R-1, GO, 5.000%, 12/15/22	384

	Other Revenue — 1.5%
500	Colorado Water Resources & Power Development Authority, Revolving Fund, Series A, Rev., 5.250%, 09/01/16	596

	Special Tax — 0.3%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	104

	Total Colorado	1,084

	Connecticut — 5.2%
	General Obligation — 3.9%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	179
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	297
500	Town of Stratford, Series B, GO, 4.000%, 08/01/17	570
200	Town of Trumbull, GO, 5.000%, 09/15/16	235
200	Town of Wilton, GO, 5.000%, 01/15/13	207

		1,488

	Prerefunded — 1.3%
500	Town of Plainville, GO, NATL-RE, FGIC, 5.000%, 12/01/12 (p)	514

	Total Connecticut	2,002

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	District of Columbia — 0.8%
	Education — 0.3%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	112

	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	23

	Other Revenue — 0.4%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	162

	Total District of Columbia	297

	Florida — 2.7%
	General Obligation — 1.5%
500	Florida State Board of Education, Public Education, Capital Outlay, Series D, GO, 5.000%, 06/01/25	596

	Other Revenue — 0.8%
185	Florida State Department of Transportation, Series A, Rev., 4.000%, 07/01/18	210
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/18	90

		300

	Transportation — 0.3%
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13 (p)	133

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	28

	Total Florida	1,057

	Georgia — 5.2%
	Certificate of Participation/Lease — 0.6%
225	Metropolitan Atlanta Rapid Transit Authority, Second Indenture Series, COP, NATL-RE, 5.000%, 01/01/13 (p)	232

	General Obligation — 1.0%
200	Henry County School District, GO, 4.000%, 08/01/13	209
150	State of Georgia, Series D, GO, 5.250%, 10/01/15	174

		383

	Other Revenue — 3.4%
625	County of Columbia, Water & Sewerage, Rev., 4.000%, 06/01/17	714
250	DeKalb County, Water & Sewer, Series B, Rev., 5.250%, 10/01/26	315

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
250	Henry County, Water & Sewerage Authority, Rev., 5.000%, 02/01/26	299

		1,328

	Water & Sewer — 0.2%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	69

	Total Georgia	2,012

	Hawaii — 0.9%
	General Obligation — 0.9%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	366

	Idaho — 0.2%
	Water & Sewer — 0.2%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	57

	Illinois — 0.7%
	General Obligation — 0.2%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	71

	Prerefunded — 0.5%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	186

	Total Illinois	257

	Indiana — 0.8%
	Education — 0.3%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	127

	Other Revenue — 0.5%
150	Indiana Transportation Finance Authority, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	181

	Total Indiana	308

	Iowa — 0.2%
	Water & Sewer — 0.2%
65	City of Des Moines, Sewer System, Series H, Rev., AGM, 5.000%, 06/01/14	71

	Kansas — 2.3%
	General Obligation — 2.3%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	577
265	Sedgwick County Unified School District No. 265 Goddard, Series 2, GO, AGM, 5.000%, 10/01/15	302

	Total Kansas	879

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Kentucky — 0.7%
	Prerefunded — 0.7%
250	University of Kentucky, Housing & Dining Systems, Series S, Rev., AGM, 4.400%, 06/01/13 (p)	261

	Louisiana — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/26	235

	Maryland — 6.1%
	General Obligation — 4.2%
500	Anne Arundel County, Consolidated General Improvements, GO, 5.000%, 04/01/20	628
500	Maryland State Refunding, State & Local Facilities Loan, Series C, GO, 5.000%, 11/01/17	610
100	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	121
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	53
200	State of Maryland, Local Facilities First, Series A, GO, 5.000%, 03/01/13	208

		1,620

	Other Revenue — 0.9%
220	Charles County, Consolidated Public Improvement, GO, 5.000%, 04/01/15	248
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/13	105

		353

	Prerefunded — 0.7%
250	Maryland State Economic Development Corp., University Maryland College Park Project, Rev., 5.625%, 06/01/13 (p)	265

	Transportation — 0.3%
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/16	114

	Total Maryland	2,352

	Massachusetts — 4.3%
	Certificate of Participation/Lease — 2.0%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., COP, 5.250%, 07/01/27	450
250	Series B, Rev., COP, 5.250%, 07/01/23	321

		771

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — 0.2%
100	University of Massachusetts Building Authority, Senior Series 1, Rev., AMBAC, 5.250%, 11/01/13 (p)	107

	General Obligation — 1.5%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	384
	Commonwealth of Massachusetts, Consolidated Loan,
35	Series A, GO, 5.000%, 05/01/13	37
150	Series D, GO, NATL-RE, 5.500%, 11/01/12	154

		575

	Other Revenue — 0.3%
100	Massachusetts Health & Educational Facilities Authority, Harvard University, Series A, Rev., 5.000%, 12/15/15	116

	Prerefunded — 0.3%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	108

	Total Massachusetts	1,677

	Michigan — 0.4%
	Education — 0.2%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	83

	Prerefunded — 0.2%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 11/01/12 (p)	87

	Total Michigan	170

	Minnesota — 1.0%
	General Obligation — 0.4%
150	State of Minnesota, Various purpose, Series F, GO, 4.000%, 08/01/13	157

	Other Revenue — 0.6%
200	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/16	233

	Total Minnesota	390

	Mississippi — 0.3%
	Prerefunded — 0.3%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	98

	Missouri — 2.8%
	General Obligation — 2.3%
350	City of Kansas, Improvement, Series A, GO, 5.000%, 02/01/23	428

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/20	205
250	St. Louis County Reorganized School District No. R-6, GO, AGM, 5.000%, 02/01/14	270

		903

	Transportation — 0.3%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	114

	Water & Sewer — 0.2%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	82

	Total Missouri	1,099

	New Jersey — 1.9%
	Education — 0.3%
125	New Jersey Economic Development Authority, School Facilities Construction, Series F, Rev., 5.250%, 06/15/13 (p)	132

	Prerefunded — 1.1%
385	New Jersey Transportation Trust Fund Authority, Transportation System, 5.750%, 12/15/14 (p)	438

	Transportation — 0.5%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	98
60	Series A, Rev., 5.500%, 12/15/21	75

		173

	Total New Jersey	743

	New Mexico — 5.6%
	General Obligation — 1.1%
340	New Mexico Finance Authority, Senior Lien, Series C, GO, 5.000%, 06/01/22	425

	Other Revenue — 4.5%
300	Bernalillo County, Gross Receipts, Tax Revenue, Rev., AMBAC, 5.250%, 10/01/26	388
	New Mexico Finance Authority, State Transportation, Senior Lien,
250	Rev., 5.000%, 06/15/24	298
125	Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	138
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., 5.000%, 12/15/20	249
500	Series A-2, Rev., 5.000%, 12/15/21	615

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	36

		1,724

	Total New Mexico	2,149

	New York — 10.7%
	Education — 0.3%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	107

	General Obligation — 2.8%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	55
195	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	215
100	Queensbury Union Free School District, GO, 4.000%, 12/15/18	116
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	81
100	Syosset Central School District, GO, AGM, 4.250%, 12/15/13	106
350	Taconic Hills Central School District at Craryville, GO, 4.000%, 06/15/18 (w)	399
100	Town of Riverhead, Public Improvement, GO, 4.000%, 06/01/21	116

		1,088

	Industrial Development Revenue/Pollution Control Revenue — 0.9%
280	City of New York, Series E-1, GO, 6.250%, 10/15/28	337

	Other Revenue — 5.9%
110	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	125
300	New York State Dormitory Authority, Consolidated Service Contract, Series A, Rev., 5.000%, 07/01/18	359
260	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/19	315
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.000%, 06/15/12	50
250	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Projects, Series K, Rev., 5.500%, 06/15/17	308

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	114
100	Triborough Bridge & Tunnel Authority, Sub Series D, Rev., 5.000%, 11/15/18	121
750	Triborough Bridge & Tunnel Authority, General Purpose, Series A, Rev., 5.000%, 01/01/26	890

		2,282

	Special Tax — 0.3%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	110

	Water & Sewer — 0.5%
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	210

	Total New York	4,134

	North Carolina — 1.8%
	Certificate of Participation/Lease — 1.0%
65	Cabarrus County, COP, 5.250%, 02/01/13 (p)	67
290	North Carolina Infrastructure Finance Corp., Capital Improvement, Series A, COP, AGM, 5.000%, 05/01/15	328

		395

	Transportation — 0.8%
300	State of North Carolina, Rev., NATL-RE, 5.000%, 03/01/13	312

	Total North Carolina	707

	North Dakota — 0.3%
	Prerefunded — 0.3%
100	North Dakota Public Finance Authority, Municipal Bond Bank, State Revolving Fund, Series A, Rev., 5.000%, 10/01/13 (p)	107

	Ohio — 1.0%
	General Obligation — 0.6%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	124
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	123

		247

	Other Revenue — 0.4%
125	Ohio State Water Development Authority, Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	157

	Total Ohio	404

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 5.0%
	General Obligation — 4.4%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	275
300	Linn County Community School District No. 9 Lebanon, GO, NATL-RE, FGIC, 5.250%, 06/15/26	386
1,000	Oregon State Department of Administrative Services, Series B, COP, GO, AGM, 5.000%, 05/01/13	1,047

		1,708

	Other Revenue — 0.6%
175	Oregon State Department of Administrative Services, Series A, Rev., 5.000%, 04/01/21	212

	Total Oregon	1,920

	Pennsylvania — 3.4%
	Education — 0.5%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	208

	General Obligation — 2.6%
50	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/12	51
500	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	610
	Commonwealth of Pennsylvania, Second Series,
200	GO, 5.000%, 01/01/16 (p)	232
100	GO, 5.000%, 03/01/16	116

		1,009

	Other Revenue — 0.3%
100	Bucks County Water & Sewer Authority, Series A, Rev., AMBAC, 5.000%, 06/01/12 (p)	101

	Total Pennsylvania	1,318

	South Carolina — 1.9%
	Education — 0.4%
150	Oconee County School District, Series B, GO, SCSDE, 3.000%, 03/01/15	160

	General Obligation — 1.2%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	377
100	State of South Carolina, State Highway, Series A, GO, 4.000%, 06/01/14	108

		485

	Other Revenue — 0.3%
100	South Carolina State Public Service Authority, Series A, Rev., AGM, 5.000%, 01/01/14 (p)	108

	Total South Carolina	753

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	15

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Tennessee — 1.2%
	General Obligation — 0.4%
	Metropolitan Government of Nashville & Davidson County,
50	GO, 5.000%, 01/01/18 (p)	61
100	Series B, GO, 5.000%, 08/01/15	114

		175

	Other Revenue — 0.8%
250	City of Memphis, Rev., 5.000%, 12/01/17	303

	Total Tennessee	478

	Texas — 8.8%
	Education — 1.9%
	University of Texas, Financing System,
100	Series C, Rev., 5.000%, 08/15/12	101
500	Series C, Rev., 5.000%, 08/15/18	616

		717

	General Obligation — 2.5%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	83
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	298
500	Hays County, Pass-Thru Toll, GO, 5.000%, 02/15/23	590

		971

	Other Revenue — 1.1%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	249
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	159

		408

	Prerefunded — 1.4%
100	Harris County, Series C, GO, 5.750%, 10/01/18 (p)	128
300	University of Texas, Financing System, Series D, Rev., 5.000%, 08/15/14 (p)	331
75	University of Texas, Financing System, Permanent University Fund, Series A, Rev., 6.250%, 01/01/13 (p)	78

		537

	Utility — 0.1%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	56

	Water & Sewer — 1.8%
	City of Houston, Utilities System, First Lien,
50	Series A, Rev., AGM, 5.000%, 11/15/15	58

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — Continued
355	Series D, Rev., 5.000%, 11/15/24	429
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	29
70	Mesquite Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	80
100	Trinity River Authority, Rev., 5.000%, 08/01/14	110

		706

	Total Texas	3,395

	Utah — 0.2%
	Other Revenue — 0.2%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14 (p)	83

	Vermont — 0.1%
	Utility — 0.1%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	38

	Virginia — 6.4%
	General Obligation — 5.2%
550	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17	658
150	Loudoun County, Public Improvement, Series A, GO, 5.000%, 07/01/16	176
900	Newport News Virginia, Water Improvement, Series B, GO, 5.250%, 07/01/22	1,168

		2,002

	Other Revenue — 0.2%
50	Virginia College Building Authority, 21st Century College, Rev., 5.000%, 02/01/23	63

	Prerefunded — 1.0%
355	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	409

	Total Virginia	2,474

	Washington — 2.5%
	General Obligation — 2.4%
500	City of Seattle, GO, NATL-RE, 5.000%, 01/01/14	539
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	30
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	346

		915

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	28

	Utility — 0.0% (g)
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	24

	Total Washington	967

	Wisconsin — 1.8%
	Other Revenue — 1.8%
	State of Wisconsin,
290	Series A, Rev., 5.000%, 07/01/20	361
300	Series A, Rev., 5.000%, 07/01/26	345

	Total Wisconsin	706

	Total Municipal Bonds (Cost $35,063)	37,344

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
1,241	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,241)	1,241

	Total Investments — 99.8% (Cost $36,304)	38,585
	Other Assets in Excess of Liabilities — 0.2%	90

	NET ASSETS — 100.0%	$38,675

Percentages indicated are based on net assets.

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(47)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(28)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(82)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	5,000	68
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	1,000	14
BNP Paribas	2.440% at termination	CPI-U at termination	04/01/15	5,000	(34)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	8,000	(112)
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	1,000	47
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	1,000	—
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/17	5,000	97
Morgan Stanley Capital Services	2.268% at termination	CPI-U at termination	03/01/15	4,000	(21)
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(65)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	6
Union Bank of Switzerland AG	2.438% at termination	CPI-U at termination	03/02/16	1,000	(4)

					$(161)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	17

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CVA	— Dutch Certification
FGIC	— Insured by Financial Guaranty Insurance Co.
GDR	— Global Depositary Receipt
GO	— General Obligation
NATL	— Insured by National Public Finance Guarantee Corp.
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
*	— Filed for bankruptcy on November 8, 2010.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the financial statements, are approximately $217,636,000 and 98.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$222,146	$37,344
Investments in affiliates, at value	—	1,241

Total investment securities, at value	222,146	38,585
Cash	2,236	—
Foreign currency, at value	28	—
Receivables:
Investment securities sold	1,185	—
Fund shares sold	236	297
Interest and dividends from non-affiliates	705	471
Dividends from affiliates	—	—	(a)
Tax reclaims	200	—
Outstanding swap contracts, at value	—	232
Due from Advisor	19	14

Total Assets	226,755	39,599

LIABILITIES:
Payables:
Dividends	—	77
Investment securities purchased	2,024	397
Fund shares redeemed	108	—
Outstanding swap contracts, at value	—	393
Accrued liabilities:
Custodian and accounting fees	13	6
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Other	77	51

Total Liabilities	2,223	924

Net Assets	$224,532	$38,675

NET ASSETS:
Paid-in-Capital	$238,983	$36,666
Accumulated undistributed (distributions in excess of) net investment income	4,925	(7)
Accumulated net realized gains (losses)	(39,379)	(104)
Net unrealized appreciation (depreciation)	20,003	2,120

Total Net Assets	$224,532	$38,675

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	19,238	3,502
Net asset value, offering and redemption price per share (b)	11.67	11.04
Cost of investments in non-affiliates	$202,165	$35,063
Cost of investments in affiliates	—	1,241
Cost of foreign currency	28	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$462
Interest income from affiliates	1	—
Dividend income from non-affiliates	5,528	—
Dividend income from affiliates	1	— (a)
Foreign taxes withheld	(282)	—

Total investment income	5,248	462

EXPENSES:
Administration fees	95	17
Custodian and accounting fees	70	26
Collateral management fees	—	6
Interest expense to affiliates	1	—
Professional fees	37	34
Trustees’ and Chief Compliance Officer’s fees	1	— (a)
Printing and mailing costs	8	3
Registration and filing fees	16	10
Transfer agent fees	6	— (a)
Other	2	2

Total expenses	236	98

Less amounts waived	(95)	(17)
Less expense reimbursements	(141)	(81)

Net expenses	—	—

Net investment income (loss)	5,248	462

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(20,464)	12
Futures	(53)	—
Foreign currency transactions	(129)	—
Swaps	—	(29)

Net realized gain (loss)	(20,646)	(17)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	26,805	945
Foreign currency translations	46	—
Swaps	—	244

Change in net unrealized appreciation (depreciation)	26,851	1,189

Net realized/unrealized gains (losses)	6,205	1,172

Change in net assets resulting from operations	$11,453	$1,634

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,248	$7,542	$462	$694
Net realized gain (loss)	(20,646)	13,906	(17)	(35)
Change in net unrealized appreciation (depreciation)	26,851	(37,613)	1,189	602

Change in net assets resulting from operations	11,453	(16,165)	1,634	1,261

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,501)	(3,733)	(468)	(695)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	58,106	$126,561	$4,281	$26,915
Dividends and distributions reinvested	5,643	1,259	—	—
Cost of shares redeemed	(71,819)	(66,841)	(2,508)	(7,660)

Change in net assets from capital transactions	(8,070)	60,979	1,773	19,255

NET ASSETS:
Change in net assets	(4,118)	41,081	2,939	19,821
Beginning of period	228,650	187,569	35,736	15,915

End of period	$224,532	$228,650	$38,675	$35,736

Accumulated undistributed (distributions in excess of) net investment income	$4,925	$7,178	$(7)	$(1)

SHARE TRANSACTIONS:
Issued	5,086	9,991	391	2,554
Reinvested	550	101	—	—
Redeemed	(6,338)	(5,401)	(227)	(732)

Change in Shares	(702)	4,691	164	1,822

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Six Months Ended April 30, 2012 (Unaudited)	$11.47	$0.27	(f)	$0.31	$0.58	$(0.38)
Year Ended October 31, 2011	12.30	0.41	(f)	(1.00)	(0.59)	(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)
Year Ended October 31, 2009	8.40	0.26	(f)	2.38	2.64	(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)
August 17, 2007 (g) through October 31, 2007	15.00	—	(h)	1.47	1.47	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.67	5.54%	$224,532	—%	4.84%	0.22%	39%
11.47	(4.95)	228,650	—	3.27	0.21	65
12.30	15.67	187,569	—	1.89	0.24	85
10.80	32.28	169,705	—	2.86	0.35	119
8.40	(48.89)	68,158	—	3.03	0.33	115
16.47	9.80	24,810	—	0.26	14.79	10

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2012 (Unaudited)	$10.71	$0.13	$0.33	$0.46	$(0.13)	$—		$(0.13)
Year Ended October 31, 2011	10.50	0.28	0.21	0.49	(0.28)	—		(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)		(0.33)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38	(0.65)	(0.27)	(0.38)	—	(f)	(0.38)
May 31, 2007 (g) through October 31, 2007	10.00	0.16	0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.04	4.35%	$38,675	—%	2.44%	0.52%	2%
10.71	4.72	35,736	—	2.65	0.62	17
10.50	4.77	15,915	—	3.08	1.46	4
10.34	13.15	10,302	—	3.76	1.50	32
9.49	(2.86)	7,340	—	3.83	2.84	37
10.14	3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified (effective 2/29/12)
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,510	$217,636	$—	$222,146

Tax Aware Real Return SMA Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,241	$37,344	$—	$38,585

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$232	$—	$232

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(393)	$—	$(393)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a common stock held in Canada. Please refer to the SOI for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

B. Futures Contracts — The International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The International Value SMA Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Fund’s futures activity during the six months ended April 30, 2012 (amounts in thousands):

	International Value SMA Fund
Futures Contracts:
Average Notional Balance Long	$3,257	*
Ending Notional Balance Long	—

*	For the period January 1, 2012 through February 29, 2012.

C. Swaps — The Tax Aware Real Return SMA Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2012 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$33,143
Ending Notional Balance — Pays Fixed Rate	36,000

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. These amounts are held in segregated accounts with the Fund’s or counterparty’s custodial bank, as applicable.

Daily movement of collateral is subject to minimum threshold amounts.

D. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$232

Total		$232

Liabilities:
Interest rate contracts	Payables	$(393)

Total		$(393)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2012, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(53)	$(53)

Total	$(53)	$(53)

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$(29)	$(29)

Total	$(29)	$(29)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$244	$244

Total	$244	$244

The Funds’ derivative contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

G. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while expenses attributable to more than one fund of the Trust are allocated among the respective funds.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2013.

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers		Contractual Reimbursements
	Administration	Total
International Value SMA Fund	$95	$95	$141
Tax Aware Real Return SMA Fund	17	17	81

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Advisor and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Advisor and its affiliates may indirectly receive fees, including advisory fees, from the Fund.

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$84,380	$94,318
Tax Aware Real Return SMA Fund	3,244	679

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$202,165	$30,327	$10,346	$19,981
Tax Aware Real Return SMA Fund	36,304	2,294	13	2,281

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$16,199	$—	$—	$16,199
Tax Aware Real Return SMA Fund	—	53	12	65

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the International Value SMA Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2012, International Value SMA Fund invested approximately 30.0% of its total investments in Japan.

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

32	J.P. MORGAN SMA FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,055.40	$0.00	0.00%
Hypothetical	1,000.00	1,024.86	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,043.50	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2012	J.P. MORGAN SMA FUNDS	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-SMA-412

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2012 (Unaudited)

JPMorgan Global Natural Resources Fund

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe,

Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “hard landing” in China remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a diversified portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.35%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	7.54%
HSBC Gold, Mining and Energy Index	-7.05%

Net Assets as of 4/30/2012 (In Thousands)	$77,721

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis seemingly caused concerns about systemic risk to abate, which helped fuel investors’ appetite for risk and sparked a rally in global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the MSCI World Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 7.54% gain. Meanwhile, commodities prices were volatile during the reporting period amid concerns about softening demand, as investors worried that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China’s economy. The HSBC Gold, Mining and Energy Index, which is designed to measure the performance of resource equities, finished the six months ended April 30, 2012 with a -7.05% return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Resource equities underperformed the broader market during the reporting period, held back by concerns about the global economy, in particular the deceleration of growth in China. Consequently, the Fund underperformed the MSCI World Index (net of foreign withholding taxes) but outperformed the HSBC Gold, Mining and Energy Index.

The Fund’s investments in gold producers, particularly Kinross Gold Corp. and Newcrest Mining Ltd. detracted from the Fund’s return, as both companies suffered production setbacks and were negatively impacted by rising labor and material costs. Kinross Gold Corp., a Canadian gold miner, took a large write-down on its Tasiast mine in Africa and announced that it would delay the development of projects in Ecuador and Chile. Newcrest Mining Ltd., an Australian gold producer, cut its full-year production target after heavy rainfall impacted its Australian operations and its Lihir mine in Papua New Guinea experienced plant disruptions.

Individual contributors to the Fund’s returns included Africa Oil Corp., Petra Diamonds Ltd. and Sierra Rutile Ltd. Shares of Canadian oil and gas company Africa Oil Corp. increased after the company found crude oil in Kenya. Shares of diamond miner Petra Diamonds Ltd. benefited after Anglo American Plc agreed to acquire the Oppenheimer family’s stake in De Beers, which fueled speculation of more deals in the diamond industry. Petra Diamonds Ltd. also announced strong fiscal third-quarter revenues and reaffirmed its fiscal 2012 diamond production target. Shares of Sierra Rutile Ltd., a mineral sands producer, benefited from tight supply/demand conditions. Demand for rutile, which is used to make paint and ceramics, has been growing, driven in large part by China. Meanwhile, the industry has experienced permanent closures in capacity since 2007.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced stocks of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was diversified across various sub-sectors within natural resources as well as across regions and market-capitalization.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto plc (United Kingdom)	4.8%
2.	Xstrata plc (Switzerland)	4.0
3.	BHP Billiton plc (United Kingdom)	3.7
4.	First Quantum Minerals Ltd. (Canada)	3.2
5.	Fortescue Metals Group Ltd. (Australia)	3.1
6.	Royal Dutch Shell plc, Class B (Netherlands)	2.9
7.	Anadarko Petroleum Corp. (United States)	2.6
8.	Freeport-McMoRan Copper & Gold, Inc. (United States)	2.4
9.	Anglo American plc (United Kingdom)	2.3
10.	Barrick Gold Corp. (Canada)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	27.8%
United Kingdom	21.3
United States	19.5
Australia	15.9
Switzerland	5.8
Netherlands	2.9
South Africa	2.7
Sweden	1.4
Others (each less than 1.0%)	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(5.44)%	(24.12)%	(10.46)%
With Sales Charge**		(10.40)	(28.12)	(13.81)
CLASS C SHARES	11/30/10
Without CDSC		(5.70)	(24.48)	(10.91)
With CDSC***		(6.70)	(25.48)	(10.91)
CLASS R2 SHARES	11/30/10	(5.62)	(24.34)	(10.72)
CLASS R5 SHARES	11/30/10	(5.27)	(23.78)	(10.06)
CLASS R6 SHARES	11/30/11	(5.27)	(23.78)	(10.06)
SELECT CLASS SHARES	11/30/10	(5.35)	(23.97)	(10.26)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the HSBC Gold, Mining and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the HSBC Gold, Mining and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The HSBC Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the HSBC Global Mining Index, excluding Gold, Coal and Uranium, 1) the Gold component, consisting of all gold producers found in the HSBC Global Mining Index, and 3) the Energy component, comprised of the Energy sector within the HSBC Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	5.86%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.44%
FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (net of foreign withholdings taxes) (“Real Estate Securities Benchmark”)	6.27%

Net Assets as of 4/30/2012 (In Thousands)	$161,547

INVESTMENT OBJECTIVE**

The JPMorgan International Realty Fund (the “Fund”) will seek long-term capital growth.

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis caused concerns about systemic risk to abate, which helped support investors’ appetite for risk and sparked a rally among global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the MSCI EAFE Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 2.44% gain.

International real estate securities outperformed international stocks, as the Real Estate Securities Benchmark returned 6.27% for the six months ended April 30, 2012. Real estate securities in China and Hong Kong outperformed amid signs that the Chinese government’s measures to cool the country’s surging property market did not have the impact that investors initially feared. Meanwhile, although fears of systemic risk abated, Europe’s ongoing debt crisis caused real estate securities in Spain and Italy to underperform.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 Shares, without a sales charge) outperformed the MSCI EAFE Index (net of foreign withholding taxes) and underperformed the Real Estate Securities Benchmark for the six months ended April 30, 2012. The Fund’s underperformance versus the Real Estate Securities Benchmark was driven mainly by negative security selection.

Individual detractors from the Fund’s relative performance versus the Real Estate Securities Benchmark included the Fund’s overweight positions in Netherlands-based Corio N.V. and France-based Unibail-Rodamco. Both of these companies operate shopping centers in Europe and their stocks declined amid concerns about the region’s ongoing debt crisis. The Fund’s overweight position in Hong Kong-based Sun Hung Kai Properties Ltd. also detracted from the Fund’s relative performance versus the Real Estate Securities Benchmark. Shares of Sun Hung Kai Properties Ltd. declined following the announcement that Hong Kong’s Independent Commission Against Corruption had launched an investigation into the company.

Individual contributors to the Fund’s relative performance versus the Real Estate Securities Benchmark included China Resources Land Ltd. and China Overseas Land & Investment Ltd. Both of these stocks gained amid signs that the Chinese government’s measures to cool the country’s surging property market did not have the impact that investors initially feared. The Fund’s overweight position in Australia-based Westfield Group also contributed to the Fund’s relative performance versus the Real Estate Securities Benchmark. The stock benefited as investors reacted positively to the company’s announced sale of several lower-quality shopping centers in its portfolio.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweight relative to the Real Estate Securities Benchmark was in the Netherlands and the Fund’s largest country underweight was in Switzerland.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Westfield Group (Australia)	6.5%
2.	Sun Hung Kai Properties Ltd. (Hong Kong)	6.2
3.	Mitsubishi Estate Co., Ltd. (Japan)	5.7
4.	Mitsui Fudosan Co., Ltd. (Japan)	5.0
5.	Unibail-Rodamco SE (France)	4.4
6.	British Land Co. plc (United Kingdom)	3.5
7.	Corio N.V. (Netherlands)	2.9
8.	China Overseas Land & Investment Ltd. (Hong Kong)	2.7
9.	First Capital Realty, Inc. (Canada)	2.7
10.	CapitaLand Ltd. (Singapore)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Hong Kong	20.7%
Japan	19.0
Australia	18.0
United Kingdom	9.7
Canada	9.3
Singapore	9.1
France	6.2
Netherlands	4.9
Finland	1.2
Others (each less than 1.0%)	0.4
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		5.57%	(10.05)%	(7.37)%	(4.57)%
With Sales Charge**		0.01	(14.75)	(8.36)	(5.51)
CLASS C SHARES	11/30/06
Without CDSC		5.44	(10.41)	(7.81)	(5.03)
With CDSC***		4.44	(11.41)	(7.81)	(5.03)
CLASS R5 SHARES	11/30/06	5.86	(9.59)	(6.94)	(4.12)
SELECT CLASS SHARES	11/30/06	5.71	(9.78)	(7.14)	(4.32)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and Lipper International Real Estate Funds Average from November 30, 2006 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, after deduction of withholding tax, and capital gain distributions of the securities included in the benchmarks. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. The Lipper International Real Estate Funds Average represents an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights,

which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.70%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 4/30/2012 (In Thousands)	$44,827

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

In December 2011, aggressive measures taken by European Central Bank in attempt to curb the region’s debt crisis caused concerns about systemic risk to abate, which helped support investors’ appetite for risk and sparked a rally among global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the MSCI World Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 7.54% gain.

Although fears of systemic risk abated, Europe’s ongoing debt crisis caused international stocks to underperform U.S. stocks during the reporting period. Emerging markets stocks also underperformed U.S. stocks as investors worried that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. The S&P 500 Index finished the reporting period with a 12.77% gain, while the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 2.44%. The MSCI Emerging Markets Index (net of foreign withholding taxes) gained 3.94% for the six months ended April 30, 2012.

Fixed income securities, as measured by the Barclays Capital U.S. Aggregate Index, posted a 2.44% return and underperformed global equities for the six months ended April 30, 2012. High yield bonds (also known as “junk bonds”) and emerging markets debt securities outperformed investment grade corporate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s underperformance was predominantly driven by its fixed income and equity exposure in November 2011 and the sharp sell-off in U.S. Treasury securities during March 2012. November 2011 was characterized by negative sentiment for all risk assets, driven by investors’ concerns that the crisis in Europe was deepening and positions were hurt as the traditional correlations between bonds and equities broke down. The Fund suffered as both bonds and equities declined as the market re-priced the risk that Germany would be further engulfed in the Euro zone crisis. Risk assets made back some of their losses in the initial months of 2012 but in March 2012, concerns over sovereign debt issues re-emerged. While the Fund’s stock allocation was reduced during March 2012, the Fund suffered as defensive positions lagged the wider market. Against a backdrop of a considerable move in fixed income markets, driven by a shift in sentiment around a further round of quantitative easing, the largest contributor to negative performance was the Fund’s position in U.S. 5-year Treasury securities. On the positive side, the Fund’s positions in Australian inflation-linked bonds and Japanese equities contributed to the Fund’s performance during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks and bonds, convertible bonds, U.S. Treasury securities and cash. During the reporting period, the Fund pared back its exposure to equities and significantly increased its exposure to convertible bonds.

In addition, the Fund used futures for efficient portfolio management and to implement tactical positioning. The Fund also used currency derivatives to hedge its exposure to foreign currencies during the reporting period.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	United Kingdom Gilt Inflation Linked, 2.500%, 08/16/13 (United Kingdom)	14.6%
2.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180%	12.9
3.	Australia Government Bond, 6.057%, 08/20/20 (Australia)	9.6
4.	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (Supranational)	6.7
5.	Finland Government Bond, 1.250%, 10/19/15 (Finland)	5.2
6.	U.S. Treasury Inflation Indexed Bond, 2.125%, 02/15/41	5.0
7.	U.S. Treasury Bond, 8.875%, 02/15/19	4.1
8.	Bundesobligation, 0.750%, 02/24/17 (Germany)	4.1
9.	U.S. Treasury Note, 2.375%, 02/28/15	3.0
10.	Microsoft Corp., Zero Coupon, 06/15/13	3.0

PORTFOLIO COMPOSITION BY COUNTRY***
United States	38.9%
United Kingdom	23.3
Australia	9.6
Supranational	6.7
Finland	5.2
Germany	4.1
France	2.8
Japan	2.7
Switzerland	1.9
Singapore	1.8
Cayman Islands	1.6
Others (each less than 1.0%)	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(1.70)%	0.43%	1.06%	1.02%
With Sales Charge**		(5.41)	(3.32)	0.30	0.27
CLASS C SHARES	3/30/07
Without CDSC		(1.94)	(0.11)	0.55	0.51
With CDSC***		(2.94)	(1.11)	0.55	0.51
CLASS R5 SHARES	3/30/07	(1.48)	0.83	1.50	1.46
SELECT CLASS SHARES	3/30/07	(1.56)	0.56	1.30	1.25

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Capital Global Aggregate Bond Index and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Funds’s designated category as defined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.4%
	Australia — 15.7%
138	African Petroleum Corp., Ltd. (a) (m)	208
312	Alumina Ltd. (m)	373
142	Aurora Oil & Gas Ltd. (a) (m)	609
97	Ausgold Ltd. (a) (m)	95
399	Bathurst Resources Ltd. (a) (m)	263
70	Beach Energy Ltd. (m)	102
2,796	Beacon Hill Resources plc (a) (m)	393
88	Blackthorn Resources Ltd. (a) (m)	136
1,257	Bullabulling Gold Ltd. (a) (m)	328
498	Cape Lambert Resources Ltd. (a) (m)	257
140	CGA Mining Ltd. (a) (m)	305
97	Discovery Metals Ltd. (a) (m)	174
44	Elemental Minerals Ltd. (a) (m)	46
109	Equatorial Resources Ltd. (a) (m)	307
414	Fortescue Metals Group Ltd. (m)	2,406
606	Gindalbie Metals Ltd. (a) (m)	367
313	Gryphon Minerals Ltd. (a) (m)	308
44	Iluka Resources Ltd. (m)	768
56	Independence Group NL (m)	250
645	Integra Mining Ltd. (a) (m)	346
442	Kagara Ltd. (a) (f) (i)	5
80	Mawson West Ltd. (a) (m)	81
113	Mirabela Nickel Ltd. (a) (m)	57
60	Newcrest Mining Ltd. (m)	1,643
168	Northern Star Resources Ltd. (a) (m)	152
228	Papillon Resources Ltd. (a) (m)	280
75	Perseus Mining Ltd. (a) (m)	200
374	Resolute Mining Ltd. (a) (m)	652
92	Rex Minerals Ltd. (a)	102
339	Rialto Energy Ltd. (a) (m)	135
14	Sandfire Resources NL (a) (m)	109
165	Sarama Resources Ltd. (a) (m)	150
361	Tiger Resources Ltd. (a) (m)	126
64	Western Areas NL (m)	333
400	World Titanium Resources Ltd. (a) (m)	152

		12,218

	Bermuda — 0.4%
9	Energy XXI Bermuda Ltd. (a) (m)	335

	Brazil — 0.4%
13	Petroleo Brasileiro S.A., ADR (m)	306

	Canada — 27.5%
130	Afferro Mining, Inc. (a) (m)	121
56	Africa Oil Corp. (a) (m)	317
26	Alamos Gold, Inc. (m)	483

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — Continued
115	Augusta Resource Corp. (a) (m)	294
86	Banro Corp. (a) (m)	364
43	Barrick Gold Corp. (m)	1,747
86	Brazilian Gold Corp. (a) (m)	32
18	Cameco Corp. (m)	398
33	Canadian Natural Resources Ltd. (m)	1,160
21	Cenovus Energy, Inc. (m)	743
13	Centerra Gold, Inc. (m)	166
107	Champion Minerals, Inc. (a) (m)	150
32	Copper Mountain Mining Corp. (a) (m)	139
62	Duluth Metals Ltd. (a) (m)	131
360	EastCoal, Inc. (a) (m)	123
80	Eldorado Gold Corp. (m)	1,139
120	First Quantum Minerals Ltd. (m)	2,486
188	GMV Minerals, Inc. (a) (m)	17
40	Goldcorp, Inc. (m)	1,543
26	Gran Tierra Energy, Inc. (a) (m)	170
5	Inmet Mining Corp. (m)	270
81	Ithaca Energy, Inc. (a) (m)	243
26	Ivanhoe Mines Ltd. (a) (m)	298
29	Keegan Resources, Inc. (a) (m)	92
133	Kinross Gold Corp. (m)	1,189
25	Levon Resources Ltd. (a) (m)	17
500	Lucara Diamond Corp. (a) (m)	517
95	Lundin Mining Corp. (a) (m)	459
258	Mandalay Resources Corp. (a) (m)	183
65	Mercator Minerals Ltd. (a) (m)	78
17	Mirasol Resources Ltd. (a) (m)	48
14	New Gold, Inc. (a) (m)	128
75	New Zealand Energy Corp. (a) (m)	228
63	NGEx Resources, Inc. (a) (m)	150
13	Niko Resources Ltd. (m)	548
15	Pacific Rubiales Energy Corp. (m)	419
55	Parex Resources, Inc. (a) (m)	304
19	Petrobank Energy & Resources Ltd. (a) (m)	268
93	PetroMagdalena Energy Corp. (a) (m)	107
129	Regulus Resources, Inc., ADR (a) (m)	131
156	Rio Novo Gold, Inc. (a) (m)	65
86	Rockgate Capital Corp. (a) (m)	57
177	Romarco Minerals, Inc. (a) (m)	181
93	SEMAFO, Inc. (m)	474
11	Silver Wheaton Corp. (m)	342
20	Silvercrest Mines, Inc. (a) (m)	46
129	Spartan Oil Corp. (a) (m)	551
30	Stans UTS, ADR (a)	25

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Canada — Continued
35	Teck Resources Ltd., Class B (m)	1,299
126	TriStar Gold, Inc. (a) (m)	42
234	WesternZagros Resources Ltd. (a) (m)	249
45	Yamana Gold, Inc. (m)	660

		21,391

	Colombia — 0.3%
14	Petrominerales Ltd. (m)	208

	Ireland — 0.9%
845	Kenmare Resources plc (a) (m)	695

	Netherlands — 2.9%
62	Royal Dutch Shell plc, Class B (m)	2,251

	Norway — 0.5%
7	Det Norske Oljeselskap ASA (a) (m)	95
161	DNO International ASA (a) (m)	256

		351

	Russia — 0.2%
52	RusPetro plc (a) (m)	160

	South Africa — 2.7%
35	AngloGold Ashanti Ltd. (m)	1,200
31	Impala Platinum Holdings Ltd. (m)	611
300	Sierra Rutile Ltd. (a) (m)	290

		2,101

	Sweden — 1.4%
55	Lundin Petroleum AB (a) (m)	1,091

	Switzerland — 5.7%
279	Ferrexpo plc (m)	1,328
161	Xstrata plc (m)	3,096

		4,424

	United Kingdom — 21.1%
55	3Legs Resources plc (a) (m)	51
118	Afren plc (a) (m)	258
92	African Minerals Ltd. (a) (m)	777
384	Amerisur Resources plc (a) (m)	156
46	Anglo American plc (m)	1,762
49	Antofagasta plc (m)	952
59	BG Group plc (m)	1,392
88	BHP Billiton plc (m)	2,830
248	Cluff Gold plc (a) (m)	346
81	Eurasian Natural Resources Corp. plc (m)	738
75	Exillon Energy plc (a) (m)	169
69	Gem Diamonds Ltd. (a) (m)	290
394	Highland Gold Mining Ltd. (m)	793

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
361	Petra Diamonds Ltd. (a) (m)	908
35	Premier Oil plc (a) (m)	210
7	Randgold Resources Ltd., ADR (m)	588
66	Rio Tinto plc (m)	3,688
195	Trap Oil Group plc (a) (m)	99
21	Valiant Petroleum plc (a) (m)	197
19	Zhaikmunai LP, Reg. S, GDR (a) (m)	199

		16,403

	United States — 13.7%
27	Anadarko Petroleum Corp. (m)	1,991
40	Coastal Energy Co. (a) (m)	660
5	Cobalt International Energy, Inc. (a) (m)	131
15	Concho Resources, Inc. (a) (m)	1,651
48	Freeport-McMoRan Copper & Gold, Inc. (m)	1,835
18	Occidental Petroleum Corp. (m)	1,669
26	Peabody Energy Corp. (m)	809
25	Southwestern Energy Co. (a) (m)	789
10	Swift Energy Co. (a) (m)	287
13	Walter Energy, Inc. (m)	842

		10,664

	Total Common Stocks (Cost $81,483)	72,598

NUMBER OF WARRANTS
Warrants — 0.0%
	Canada — 0.0%
3	Duluth Metals Ltd., expiring 01/18/13 (a) (f) (i)	—
15	Stans Energy Corp., expiring 04/28/13 (a) (f) (i)	—

	Total Warrants (Cost $—)	—

SHARES
Short-Term Investment — 5.6%
	Investment Company — 5.6%
4,352	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $4,352)	4,352

	Total Investments — 99.0% (Cost $85,835)	76,950
	Other Assets in Excess of Liabilities — 1.0%	771

	NET ASSETS — 100.0%	$77,721

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	65.4%
Oil, Gas & Consumable Fuels	29.0
Short-Term Investment	5.6

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Australia — 18.1%
1,299	BGP Holdings plc (a) (f) (i)	—
1,692	Commonwealth Property Office Fund (m)	1,831
3,334	Dexus Property Group (m)	3,234
857	Goodman Group (m)	3,203
487	GPT Group (m)	1,659
1,710	Mirvac Group (m)	2,297
1,079	Stockland (m)	3,466
1,095	Westfield Group (m)	10,468
1,114	Westfield Retail Trust (m)	3,143

		29,301

	Canada — 9.3%
166	Brookfield Office Properties, Inc. (m)	3,011
81	Canadian Real Estate Investment Trust (m)	3,173
67	Dundee Real Estate Investment Trust (m)	2,501
231	First Capital Realty, Inc. (m)	4,297
30	Northern Property Real Estate Investment Trust (m)	987
39	RioCan Real Estate Investment Trust (m)	1,084

		15,053

	China — 0.4%
506	Agile Property Holdings Ltd. (m)	658

	Finland — 1.2%
280	Sponda OYJ (m)	1,126
146	Technopolis plc (m)	782

		1,908

	France — 6.2%
8	ICADE (a) (m)	707
67	Klepierre (m)	2,135
38	Unibail-Rodamco SE (m)	7,157

		9,999

	Hong Kong — 20.8%
2,004	China Overseas Land & Investment Ltd. (m)	4,331
954	China Resources Land Ltd. (m)	1,826
1,007	Hang Lung Properties Ltd. (m)	3,702
192	Henderson Land Development Co., Ltd. (m)	1,089
642	Hongkong Land Holdings Ltd. (m)	3,975
593	Link REIT (The) (m)	2,465
1,077	New World Development Co., Ltd. (m)	1,335
1,685	Sino Land Co., Ltd. (m)	2,890
843	Sun Hung Kai Properties Ltd. (m)	10,097
317	Wharf Holdings Ltd. (m)	1,878

		33,588

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — 19.1%
—	(h)	Daiwahouse Residential Investment Corp. (m)	685
—	(h)	Frontier Real Estate Investment Corp. (m)	1,574
—	(h)	Industrial & Infrastructure Fund Investment Corp. (m)	759
—	(h)	Japan Real Estate Investment Corp. (m)	3,384
—	(h)	Kenedix Realty Investment Corp. (m)	743
527		Mitsubishi Estate Co., Ltd. (m)	9,317
446		Mitsui Fudosan Co., Ltd. (m)	8,169
—	(h)	Nippon Building Fund, Inc. (m)	1,359
545		Tokyo Tatemono Co., Ltd. (a) (m)	2,012
1		Tokyu REIT, Inc. (m)	2,757

			30,759

		Netherlands — 4.9%
104		Corio N.V. (m)	4,653
25		Eurocommercial Properties N.V. (m)	861
35		Vastned Retail N.V. (m)	1,737
9		Wereldhave N.V. (m)	635

			7,886

		Singapore — 9.2%
3,350		CapitaCommercial Trust (m)	3,484
1,753		CapitaLand Ltd. (m)	4,144
3,054		CapitaMalls Asia Ltd. (m)	3,785
147		City Developments Ltd. (m)	1,201
1,326		Global Logistic Properties Ltd. (a) (m)	2,200

			14,814

		United Kingdom — 9.7%
705		British Land Co. plc (m)	5,601
439		Hammerson plc (m)	2,976
297		Helical Bar plc (m)	914
328		Land Securities Group plc (m)	3,875
1,300		London & Stamford Property plc (m)	2,342

			15,708

		Total Common Stocks (Cost $150,719)	159,674

NUMBER OF WARRANTS
Warrant — 0.0%
		Netherlands — 0.0%
29		Nieuwe Steen Investments N.V., expiring 04/01/13 (Cost $—) (a) (f) (i)	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.5%
	Investment Company — 1.5%
2,467	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $2,467)	2,467

	Total Investments — 100.4% (Cost $153,186)	162,141
	Liabilities in Excess of Other Assets — (0.4)%	(594)

	NET ASSETS — 100.0%	$161,547

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	44.9%
Diversified	33.3
Shopping Centers	12.6
Office Property	6.2
Others (each less than 1.0%)	1.5
Short-Term Investment	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
372,008	GBP
575,837	for AUD	Barclays Bank plc	06/20/12	$597	#	$604	#	$7	#
713,812	GBP
8,872,345	for HKD	Westpac Banking Corp.	06/20/12	1,144	#	1,158	#	14	#
5,755,648	HKD
735,255	for CAD	BNP Paribas	06/20/12	743	#	742	#	(1	)#
6,481,483	HKD
821,419	for CAD	Citibank, N.A.	06/20/12	831	#	836	#	5	#
4,518,268	HKD
732,551	for SGD	BNP Paribas	06/20/12	592	#	582	#	(10	)#
556,451	AUD
442,273	for EUR	BNP Paribas	06/20/12	586	#	577	#	(9	)#
1,656,469	EUR
17,124,691	for HKD	Westpac Banking Corp.	06/20/12	2,207	#	2,193	#	(14	)#
53,077,377	JPY
5,021,913	for HKD	BNP Paribas	06/20/12	647	#	665	#	18	#
32,108,590	JPY
3,089,352	for HKD	Citibank, N.A.	06/20/12	398	#	402	#	4	#
1,847,018	AUD	Barclays Bank plc	06/20/12	1,889		1,914		25
443,137	AUD	BNP Paribas	06/20/12	461		459		(2)
289,096	AUD	Westpac Banking Corp.	06/20/12	303		300		(3)
1,122,029	CAD	Barclays Bank plc	06/20/12	1,130		1,135		5
5,580,578	CAD	Royal Bank of Canada	06/20/12	5,614		5,643		29
2,791,536	CHF	Credit Suisse International	06/20/12	3,066		3,077		11
548,715	CHF	Deutsche Bank AG	06/20/12	599		605		6
1,710,830	EUR	Barclays Bank plc	06/20/12	2,237		2,265		28
16,183,069	HKD	Barclays Bank plc	06/20/12	2,085		2,086		1
4,401,226	HKD	BNP Paribas	06/20/12	567		567		—	(h)
6,081,679	HKD	Citibank, N.A.	06/20/12	783		784		1
7,487,090	HKD	Morgan Stanley	06/20/12	965		965		—	(h)
1,330,030	HKD	Royal Bank of Scotland	06/20/12	172		172		—	(h)
9,072,017	HKD	Westpac Banking Corp.	06/20/12	1,169		1,169		—	(h)
260,692,842	JPY	Barclays Bank plc	06/20/12	3,168		3,267		99
55,911,624	JPY	BNP Paribas	06/20/12	677		701		24
4,849,350	SEK	Barclays Bank plc	06/20/12	713		720		7
17,613,709	SEK	Citibank, N.A.	06/20/12	2,613		2,615		2
1,101,631	SGD	Barclays Bank plc	06/20/12	875		890		15
809,741	SGD	Royal Bank of Scotland	06/20/12	646		654		8
				$37,477		$37,747		$270

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,422,130	AUD	Barclays Bank plc	06/20/12	$4,654	$4,583	$71
1,602,201	AUD	Royal Bank of Canada	06/20/12	1,634	1,661	(27)
1,163,869	AUD	Union Bank of Switzerland AG	06/20/12	1,188	1,207	(19)
810,678	CAD	Barclays Bank plc	06/20/12	817	820	(3)
611,276	EUR	HSBC Bank, N.A.	06/20/12	815	809	6
1,344,153	EUR	Westpac Banking Corp.	06/20/12	1,779	1,780	(1)
559,182	GBP	Barclays Bank plc	06/20/12	881	907	(26)
442,094	GBP	Westpac Banking Corp.	06/20/12	698	717	(19)
5,901,084	HKD	Deutsche Bank AG	06/20/12	760	761	(1)
10,041,498	HKD	Union Bank of Switzerland AG	06/20/12	1,294	1,295	(1)
15,126,862	HKD	Westpac Banking Corp.	06/20/12	1,949	1,950	(1)
302,441,732	JPY	Barclays Bank plc	06/20/12	3,677	3,790	(113)
126,081,878	JPY	Royal Bank of Scotland	06/20/12	1,551	1,580	(29)
53,351,891	JPY	State Street Corp.	06/20/12	658	669	(11)
63,743,894	JPY	Westpac Banking Corp.	06/20/12	762	798	(36)
1,165,535	SGD	Barclays Bank plc	06/20/12	927	942	(15)
1,506,395	SGD	Westpac Banking Corp.	06/20/12	1,190	1,218	(28)
				$25,234	$25,487	$(253)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES			SECURITY DESCRIPTION	VALUE

	Common Stocks — 16.4%
			France — 0.5%
	5		Total S.A.	242

			Japan — 2.8%
	—	(h)	Japan Tobacco, Inc.	715
	—	(h)	NTT DoCoMo, Inc.	522

				1,237

			Netherlands — 0.7%
	28		TNT Express N.V.	339

			Switzerland — 2.0%
	10		ABB Ltd. (a)	191
	1		Syngenta AG	320
	7		Tyco International Ltd.	374

				885

			United Kingdom — 6.5%
	15		BG Group plc	351
	58		BP plc	421
	9		British American Tobacco plc	448
	3		Burberry Group plc	62
	22		Imperial Tobacco Group plc	898
	67		National Grid plc	722

				2,902

			United States — 3.9%
	8		Altria Group, Inc. (m)	247
	2		Chevron Corp. (m)	226
	8		E.I. du Pont de Nemours & Co. (m)	449
	2		Goodrich Corp. (m)	298
	4		Harleysville Group, Inc. (m)	262
	7		Motorola Mobility Holdings, Inc. (a)	272

				1,754

			Total Common Stocks (Cost $6,779)	7,359

PRINCIPAL AMOUNT
	Convertible Bonds — 12.4%
			France — 0.4%
EUR	15		Air France-KLM, 4.970%, 04/01/15	210

			Singapore — 1.8%
			CapitaLand Ltd.,
SGD	750		2.875%, 09/03/16	588
SGD	250		3.125%, 03/05/18	210

				798

PRINCIPAL AMOUNT			SECURITY DESCRIPTION	VALUE

			Taiwan — 0.7%
	300		Hon Hai Precision Industry Co., Ltd., Zero Coupon, 10/12/13	301

			United Kingdom — 2.4%
	300		Newford Capital Ltd., Zero Coupon, 05/12/16	283
	500		QBE Funding Trust, Zero Coupon, 05/12/30	315
HKD	4,000		Wharf Finance 2014 Ltd., 2.300%, 06/07/14	502

				1,100

			United States — 7.1%
	445		Amgen, Inc., Series B, 0.375%, 02/01/13 (m)	457
	351		Boston Properties LP, 3.750%, 05/15/36 (m)	402
	793		Liberty Interactive LLC, 3.125%, 03/30/23	950
	1,259		Microsoft Corp., Zero Coupon, 06/15/13 (e)	1,372

				3,181

			Total Convertible Bonds (Cost $5,272)	5,590

	Corporate Bonds — 3.5%
			Cayman Islands — 1.6%
	700		Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (x)	712

			France — 1.9%
	EUR 289		AXA S.A., Series CS, 2.500%, 01/01/14	848

			Total Corporate Bonds (Cost $1,262)	1,560

	Foreign Government Securities — 34.1%
			Australia — 9.8%
AUD	2,250		Australia Government Bond, 6.057%, 08/20/20	4,393

			Finland — 5.3%
	2,350		Finland Government Bond, 1.250%, 10/19/15 (e) (m)	2,388

			Germany — 4.2%
EUR	1,400		Bundesobligation, 0.750%, 02/24/17	1,865

			United Kingdom — 14.8%
GBP	1,446		United Kingdom Gilt Inflation Linked, 2.500%, 08/16/13	6,655

			Total Foreign Government Securities (Cost $13,906)	15,301

SHARES
	Preferred Stock — 0.2%
			United States — 0.2%
	—	(h)	Wells Fargo & Co., Series L, non- cumulative, 7.500% ($1,000 par value) (x) (Cost $75)	78

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Supranational — 6.8%
3,000	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (m) (Cost $2,987)	3,041

U.S. Treasury Obligations — 15.3%
1,250	U.S. Treasury Bond, 8.875%, 02/15/19 (m)	1,878
1,600	U.S. Treasury Inflation Indexed Bond, 2.125%, 02/15/41	2,286
	U.S. Treasury Notes,
1,300	2.375%, 02/28/15 (m)	1,372
1,200	4.000%, 02/15/15 (m)	1,320

	Total U.S. Treasury Obligations (Cost $6,633)	6,856

SHARES
Short-Term Investment — 13.2%
	Investment Company — 13.2%
5,912	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $5,912)	5,912

	Total Investments — 101.9% (Cost $42,826)	45,697
	Liabilities in Excess of Other Assets — (1.9)%	(870)

	NET ASSETS — 100.0%	$44,827

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	33.5%
U.S. Treasury Bond	9.1
Supranational	6.7
U.S. Treasury Notes	5.9
Tobacco	5.0
Insurance	3.1
Software	3.0
Real Estate Management & Development	2.8
Oil, Gas & Consumable Fuels	2.7
Industrial Conglomerates	2.4
Internet & Catalog Retail	2.1
Chemicals	1.7
Multi-Utilities	1.6
Wireless Telecommunication Services	1.1
Biotechnology	1.0
Others (each less than 1.0%)	5.4
Short-Term Investment	12.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	IBEX 35 Index	05/18/12	910	(20)
12	Nikkei 225	06/07/12	1,428	(12)
38	Euro STOXX 50	06/15/12	1,136	(1)
48	5 Year U.S. Treasury Note	06/29/12	5,942	82
	Short Futures Outstanding
(8)	DAX	06/15/12	(1,794)	35
(51)	E-mini S&P 500	06/15/12	(3,554)	(17)
(1)	10 Year U.S. Treasury Note	06/20/12	(132)	(4)
(30)	30 Year U.S. Treasury Bond	06/20/12	(4,286)	(136)
(25)	Long Gilt	06/27/12	(4,690)	(1)

				(74)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
77,551	EUR
64,903	for GBP	Citibank, N.A.	06/13/12	105	#	103	#	(2)#
100,188	EUR
82,800	for GBP	Deutsche Bank AG	06/13/12	135	#	133	#	(2)#
761,026	HKD
123,385	for SGD	Barclays Bank plc	06/13/12	100	#	98	#	(2)#
1,419,028	AUD	BNP Paribas	06/13/12	1,459		1,472		13
338,744	CAD	Citibank, N.A.	06/13/12	340		343		3
101,477	CAD	Goldman Sachs International	06/13/12	104		103		(1)
93,703	CAD	HSBC Bank, N.A.	06/13/12	94		95		1
413,872	CAD	Union Bank of Switzerland AG	06/13/12	416		418		2
87,877	CHF	Citibank, N.A.	06/13/12	96		97		1
341,392	CHF	Credit Suisse International	06/13/12	375		376		1
125,223	CHF	Westpac Banking Corp.	06/13/12	136		138		2
499,169	EUR	Citibank, N.A.	06/13/12	657		661		4
527,672	EUR	Credit Suisse International	06/13/12	705		699		(6)
220,017	EUR	Morgan Stanley	06/13/12	289		291		2
218,352	EUR	Union Bank of Switzerland AG	06/13/12	289		289		— (h)
86,628	GBP	HSBC Bank, N.A.	06/13/12	138		141		3
219,049	GBP	Morgan Stanley	06/13/12	347		355		8
265,344	GBP	State Street Corp.	06/13/12	418		430		12
147,798	GBP	Union Bank of Switzerland AG	06/13/12	234		240		6
692,952	HKD	Royal Bank of Canada	06/13/12	89		89		— (h)
130,749,881	JPY	Deutsche Bank AG	06/13/12	1,611		1,638		27
				8,137		8,209		72

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
105,339	AUD	HSBC Bank, N.A.	06/13/12	108		109		(1)
5,486,204	AUD	State Street Corp.	06/13/12	5,751		5,690		61
947,796	CAD	State Street Corp.	06/13/12	947		959		(12)
959,906	CHF	State Street Corp.	06/13/12	1,048		1,058		(10)
1,384,895	EUR	Goldman Sachs International	06/13/12	1,835		1,833		2
2,740,978	EUR	Morgan Stanley	06/13/12	3,607		3,629		(22)
200,294	EUR	State Street Corp.	06/13/12	266		265		1
155,539	GBP	BNP Paribas	06/13/12	246		253		(7)
775,252	GBP	Credit Suisse International	06/13/12	1,242		1,257		(15)
568,593	GBP	HSBC Bank, N.A.	06/13/12	920		923		(3)
5,016,003	GBP	Morgan Stanley	06/13/12	7,916		8,138		(222)
5,080,282	HKD	Morgan Stanley	06/13/12	654		654		— (h)
225,030,835	JPY	Deutsche Bank AG	06/13/12	2,779		2,820		(41)
790,075	SGD	Deutsche Bank AG	06/13/12	626		639		(13)
				27,945		28,227		(282)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Specialty Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust.
SEK	— Swedish Krona
SGD	— Singapore Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2012.

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Global Natural Resources Fund	$5	—	%(g)
	International Realty Fund	—	—

	In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

	Fund	Value	Percentage
	Global Natural Resources Fund	$38,748	50.4%
	International Realty Fund	144,621	89.2
	Strategic Preservation Fund	5,231	11.4

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund		International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$72,598		$159,674		$39,785
Investments in affiliates, at value	4,352		2,467		5,912

Total investment securities, at value	76,950		162,141		45,697
Cash	75		154		59
Foreign currency, at value	158		82		482
Deposits at broker for futures contracts	—		—		727
Receivables:
Investment securities sold	26		2,040		956
Fund shares sold	751		388		123
Interest and dividends from non-affiliates	44		970		193
Dividends from affiliates	1		1		2
Tax reclaims	—		—		3
Unrealized appreciation on forward foreign currency exchange contracts	—		386		149
Prepaid expenses	38		—		—

Total Assets	78,043		166,162		48,391

LIABILITIES:
Payables:
Investment securities purchased	221		2,185		3,040
Fund shares redeemed	4		1,851		45
Variation margin on futures contracts	—		—		13
Unrealized depreciation on forward foreign currency exchange contracts	—		369		359
Accrued liabilities:
Investment advisory fees	17		90		9
Administration fees	—	(a)	—	(a)	—	(a)
Shareholder servicing fees	10		6		7
Distribution fees	1		4		9
Custodian and accounting fees	17		17		8
Trustees’ and Chief Compliance Officer's fees	—	(a)	—	(a)	—	(a)
Printing and mailing costs	13		20		22
Audit fees	36		44		43
Other	3		29		9

Total Liabilities	322		4,615		3,564

Net Assets	$77,721		$161,547		$44,827

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid-in-Capital	$91,512	$190,295	$41,970
Accumulated undistributed (distributions in excess of) net investment income (loss)	(204)	(1,899)	(193)
Accumulated net realized gains (losses)	(4,702)	(35,831)	450
Net unrealized appreciation (depreciation)	(8,885)	8,982	2,600

Total Net Assets	$77,721	$161,547	$44,827

Net Assets:
Class A	$4,148	$18,762	$41,595
Class C	873	1,146	812
Class R2	43	—	—
Class R5	34,862	127,865	108
Class R6	48	—	—
Select Class	37,747	13,774	2,312

Total	$77,721	$161,547	$44,827

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	325	2,128	2,951
Class C	69	132	59
Class R2	3	—	—
Class R5	2,724	14,419	7
Class R6	4	—	—
Select Class	2,951	1,560	163

Net Asset Value:(a)
Class A — Redemption price per share	$12.76	$8.81	$14.10
Class C — Offering price per share (b)	12.68	8.70	13.85
Class R2 — Offering and redemption price per share	12.77	—	—
Class R5 — Offering and redemption price per share	12.80	8.87	14.32
Class R6 — Offering and redemption price per share	12.80	—	—
Select Class — Offering and redemption price per share	12.79	8.83	14.20
Class A maximum sales charge	5.25%	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.47	$9.30	$14.65

Cost of investments in non-affiliates	$81,483	$150,719	$36,914
Cost of investments in affiliates	4,352	2,467	5,912
Cost of foreign currency	158	82	473

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$324
Interest income from affiliates	—	—	2
Dividend income from non-affiliates	431	2,993	215
Dividend income from affiliates	2	2	2
Foreign taxes withheld	(8)	(186)	(3)

Total investment income	425	2,809	540

EXPENSES:
Investment advisory fees	281	609	147
Administration fees	31	59	22
Distribution fees:
Class A	5	23	57
Class C	3	4	3
Class R2	— (a)	—	—
Shareholder servicing fees:
Class A	5	23	57
Class C	1	1	1
Class R2	— (a)	—	—
Class R5	7	26	— (a)
Select Class	47	17	3
Custodian and accounting fees	58	85	49
Interest expense to affiliates	1	—	— (a)
Professional fees	35	41	39
Trustees’ and Chief Compliance Officer's fees	— (a)	1	— (a)
Printing and mailing costs	15	11	4
Registration and filing fees	43	28	23
Transfer agent fees	12	42	34
Other	7	5	5

Total expenses	551	975	444

Less amounts waived	(203)	(273)	(117)

Net expenses	348	702	327

Net investment income (loss)	77	2,107	213

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,757)	(3,398)	291
Futures	—	—	(1,216)
Foreign currency transactions	(27)	(142)	877

Net realized gain (loss)	(2,784)	(3,540)	(48)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(853)	10,194	(45)
Futures	—	—	(359)
Foreign currency translations	(1)	124	(663)

Change in net unrealized appreciation (depreciation)	(854)	10,318	(1,067)

Net realized/unrealized gains (losses)	(3,638)	6,778	(1,115)

Change in net assets resulting from operations	$(3,561)	$8,885	$(902)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Six Months Ended 4/30/2012 (Unaudited)	Period Ended 10/31/2011 (a)	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77	$66	$2,107	$2,105
Net realized gain (loss)	(2,784)	(1,841)	(3,540)	1,955
Change in net unrealized appreciation (depreciation)	(854)	(8,031)	10,318	(14,215)

Change in net assets resulting from operations	(3,561)	(9,806)	8,885	(10,155)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(20)	—	(573)	(1,417)
Class C
From net investment income	(4)	—	(30)	(124)
Class R2
From net investment income	— (b)	—	—	—
Class R5
From net investment income	(178)	—	(3,399)	(3,713)
Class R6 (c)
From net investment income	— (b)	—	—	—
Select Class
From net investment income	(223)	—	(484)	(759)

Total distributions to shareholders	(425)	—	(4,486)	(6,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	11,781	79,732	37,995	62,759

NET ASSETS:
Change in net assets	7,795	69,926	42,394	46,591
Beginning of period	69,926	—	119,153	72,562

End of period	$77,721	$69,926	$161,547	$119,153

Accumulated undistributed (distributions in excess of) net investment income	$(204)	$144	$(1,899)	$480

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective November 30, 2011 for Global Natural Resources Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Preservation Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$213	$1,147
Net realized gain (loss)	(48)	159
Change in net unrealized depreciation	(1,067)	(929)

Change in net assets resulting from operations	(902)	377

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(3,921)	—
Class C
From net realized gains	(58)	—
Class R5
From net realized gains	(8)	—
Select Class
From net realized gains	(159)	—

Total distributions to shareholders	(4,146)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,825)	(64,788)

NET ASSETS:
Change in net assets	(11,873)	(64,411)
Beginning of period	56,700	121,111

End of period	$44,827	$56,700

Accumulated undistributed (distributions in excess of) net investment	$(193)	$(406)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Global Natural Resources Fund			International Realty Fund
	Six Months Ended 4/30/2012 (Unaudited)		Period Ended 10/31/2011 (a)	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,109		$5,001	$2,807	$16,701
Dividends and distributions reinvested	20		—	556	1,375
Cost of shares redeemed	(1,131)		(1,174)	(4,403)	(11,490)
Redemption fees	—		1	—	—	(b)

Change in net assets from Class A capital transactions	$998		$3,828	$(1,040)	$6,586

Class C
Proceeds from shares issued	$605		$749	$142	$608
Dividends and distributions reinvested	4		—	24	102
Cost of shares redeemed	(299)		(75)	(415)	(495)
Redemption fees	—		— (b)	—	—	(b)

Change in net assets from Class C capital transactions	$310		$674	$(249)	$215

Class R2
Proceeds from shares issued	$—		$50	$—	$—
Dividends and distributions reinvested	—	(b)	—	—	—
Redemption fees	—		— (b)	—	—

Change in net assets from Class R2 capital transactions	$—	(b)	$50	$—	$—

Class R5
Proceeds from shares issued	$13,224		$25,783	$36,405	$46,120
Dividends and distributions reinvested	178		—	3,399	3,713
Cost of shares redeemed	—	(b)	(1,873)	—	—
Redemption fees	—		— (b)	—	—

Change in net assets from Class R5 capital transactions	$13,402		$23,910	$39,804	$49,833

Class R6 (c)
Proceeds from shares issued	$50		$—	$—	$—
Dividends and distributions reinvested	—	(b)	—	—	—

Change in net assets from Class R6 capital transactions	$50		$—	$—	$—

Select Class
Proceeds from shares issued	$4,466		$64,319	$1,956	$7,559
Dividends and distributions reinvested	13		—	472	738
Cost of shares redeemed	(7,458)		(13,055)	(2,948)	(2,172)
Redemption fees	—		6	—	—	(b)

Change in net assets from Select Class capital transactions	$(2,979)		$51,270	$(520)	$6,125

Total change in net assets from capital transactions	$11,781		$79,732	$37,995	$62,759

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund			International Realty Fund
	Six Months Ended 4/30/2012 (Unaudited)		Period Ended 10/31/2011 (a)	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	161		326	331	1,762
Reinvested	2		—	73	145
Redeemed	(87)		(77)	(526)	(1,199)

Change in Class A Shares	76		249	(122)	708

Class C
Issued	48		50	18	63
Reinvested	—	(b)	—	3	11
Redeemed	(24)		(5)	(52)	(52)

Change in Class C Shares	24		45	(31)	22

Class R2
Issued	—		3	—	—
Reinvested	—	(b)	—	—	—

Change in Class R2 Shares	—	(b)	3	—	—

Class R5
Issued	1,035		1,811	4,295	4,941
Reinvested	15		—	444	389
Redeemed	—	(b)	(137)	—	—

Change in Class R5 Shares	1,050		1,674	4,739	5,330

Class R6 (c)
Issued	4		—	—	—
Reinvested	—	(b)	—	—	—

Change in Class R6 Shares	4		—	—	—

Select Class
Issued	339		4,072	227	840
Reinvested	1		—	62	78
Redeemed	(556)		(905)	(337)	(223)

Change in Select Class Shares	(216)		3,167	(48)	695

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective November 30, 2011 for Global Natural Resources Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Strategic Preservation Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,198	$28,805
Dividends and distributions reinvested	3,918	—
Cost of shares redeemed	(15,857)	(95,104)

Change in net assets from Class A capital transactions	$(7,741)	$(66,299)

Class C
Proceeds from shares issued	$313	$424
Dividends and distributions reinvested	58	—
Cost of shares redeemed	(189)	(20)

Change in net assets from Class C capital transactions	$182	$404

Class R5
Dividends and distributions reinvested	8	—

Change in net assets from Class R5 capital transactions	$8	$—

Select Class
Proceeds from shares issued	$1,940	$5,275
Dividends and distributions reinvested	159	—
Cost of shares redeemed	(1,373)	(4,168)

Change in net assets from Select Class capital transactions	$726	$1,107

Total change in net assets from capital transactions	$(6,825)	$(64,788)

SHARE TRANSACTIONS:
Class A
Issued	293	1,896
Reinvested	279	—
Redeemed	(1,101)	(6,256)

Change in Class A Shares	(529)	(4,360)

Class C
Issued	23	28
Reinvested	4	—
Redeemed	(13)	(2)

Change in Class C Shares	14	26

Class R5
Reinvested	— (a)	—

Change in Class R5 Shares	— (a)	—

Select Class
Issued	132	345
Reinvested	11	—
Redeemed	(94)	(272)

Change in Select Class Shares	49	73

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$13.57	$(0.01	)(f)	$(0.73)	$(0.74)	$(0.07)	$—
November 30, 2010 (e) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(g)

Class C
Six Months Ended April 30, 2012 (Unaudited)	13.51	(0.04	)(f)	(0.73)	(0.77)	(0.06)	—
November 30, 2010 (e) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(g)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	13.54	(0.02	)(f)	(0.74)	(0.76)	(0.01)	—
November 30, 2010 (e) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(g)

Class R5
Six Months Ended April 30, 2012 (Unaudited)	13.63	0.02	(f)	(0.74)	(0.72)	(0.11)	—
November 30, 2010 (e) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(g)

Class R6
November 30, 2011 (e) through April 30, 2012	13.49	0.02	(f)	(0.60)	(0.58)	(0.11)	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	13.60	0.01	(f)	(0.74)	(0.73)	(0.08)	—
November 30, 2010 (e) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.76	(5.44)%	$4,148	1.30%		(0.08)%		1.87	%(j)	18%
13.57	(9.53)	3,377	1.29	(i)	(0.15	)(i)	2.00	(h)(i)	23

12.68	(5.70)	873	1.80		(0.57)		2.37	(j)	18
13.51	(9.93)	607	1.79	(i)	(0.63	)(i)	2.60	(h)(i)	23

12.77	(5.62)	43	1.55		(0.35)		2.11	(j)	18
13.54	(9.73)	45	1.54	(i)	(0.46	)(i)	3.90	(h)(i)	23

12.80	(5.27)	34,862	0.85		0.37		1.42	(j)	18
13.63	(9.13)	22,816	0.84	(i)	0.34	(i)	1.26	(h)(i)	23

12.80	(4.29)	48	0.80		0.45		1.40	(j)	18

12.79	(5.35)	37,747	1.05		0.16		1.61	(j)	18
13.60	(9.33)	43,081	1.05	(i)	0.12	(i)	1.83	(h)(i)	23

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$8.64	$0.11	(e)	$0.33	$0.44	$(0.27)	$—
Year Ended October 31, 2011	10.40	0.21	(e)	(1.16)	(0.95)	(0.81)	—	(f)
Year Ended October 31, 2010	9.72	0.34	(e)	1.23	1.57	(0.89)	—	(f)
Year Ended October 31, 2009	8.00	0.26	(e)	1.46	1.72	— (f)	—	(f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)	0.01

Class C
Six Months Ended April 30, 2012 (Unaudited)	8.48	0.09	(e)	0.34	0.43	(0.21)	—
Year Ended October 31, 2011	10.23	0.16	(e)	(1.14)	(0.98)	(0.77)	—	(f)
Year Ended October 31, 2010	9.62	0.27	(e)	1.23	1.50	(0.89)	—	(f)
Year Ended October 31, 2009	7.95	0.21	(e)	1.46	1.67	— (f)	—	(f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)	0.01

Class R5
Six Months Ended April 30, 2012 (Unaudited)	8.72	0.14	(e)	0.32	0.46	(0.31)	—
Year Ended October 31, 2011	10.48	0.24	(e)	(1.16)	(0.92)	(0.84)	—
Year Ended October 31, 2010	9.76	0.37	(e)	1.25	1.62	(0.90)	—	(f)
Year Ended October 31, 2009	8.03	0.30	(e)	1.48	1.78	(0.05)	—	(f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)	0.01

Select Class
Six Months Ended April 30, 2012 (Unaudited)	8.68	0.12	(e)	0.33	0.45	(0.30)	—
Year Ended October 31, 2011	10.43	0.21	(e)	(1.14)	(0.93)	(0.82)	—	(f)
Year Ended October 31, 2010	9.73	0.34	(e)	1.26	1.60	(0.90)	—	(f)
Year Ended October 31, 2009	8.01	0.29	(e)	1.46	1.75	(0.03)	—	(f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.81	5.57%	$18,762	1.40%		2.69%	1.81%	17%
8.64	(9.75)	19,437	1.40		2.26	1.90	44
10.40	17.90	16,029	1.40		3.76	2.17	75
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108
17.12	14.44	9,333	1.40		1.52	3.80	175

8.70	5.44	1,146	1.90		2.13	2.31	17
8.48	(10.21)	1,389	1.90		1.67	2.40	44
10.23	17.20	1,443	1.90		3.01	2.67	75
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

8.87	5.86	127,865	0.95		3.22	1.35	17
8.72	(9.35)	84,380	0.95		2.51	1.44	44
10.48	18.37	45,570	0.95		3.98	1.72	75
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

8.83	5.71	13,774	1.15		2.95	1.56	17
8.68	(9.48)	13,947	1.15		2.20	1.65	44
10.43	18.16	9,520	1.15		3.68	1.92	75
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Preservation Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$15.55	$0.06	(e)	$(0.33)	$(0.27)	$—	$(1.18)	$(1.18)
Year Ended October 31, 2011	15.32	0.19	(e)	0.04	0.23	—	—	—
Year Ended October 31, 2010	14.50	0.06	(e)	0.76	0.82	—	—	—
Year Ended October 31, 2009	14.25	0.03	(e)	0.60	0.63	(0.38)	—	(0.38)
Year Ended October 31, 2008	15.82	0.23	(e)	(1.71)	(1.48)	(0.09)	—	(0.09)
March 30, 2007 (f) through October 31, 2007	15.00	0.17		0.65	0.82	—	—	—

Class C
Six Months Ended April 30, 2012 (Unaudited)	15.33	0.03	(e)	(0.33)	(0.30)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.18	0.10	(e)	0.05	0.15	—	—	—
Year Ended October 31, 2010	14.45	(0.02	)(e)	0.75	0.73	—	—	—
Year Ended October 31, 2009	14.19	(0.04	)(e)	0.61	0.57	(0.31)	—	(0.31)
Year Ended October 31, 2008	15.77	0.15	(e)	(1.70)	(1.55)	(0.03)	—	(0.03)
March 30, 2007 (f) through October 31, 2007	15.00	0.13		0.64	0.77	—	—	—

Class R5
Six Months Ended April 30, 2012 (Unaudited)	15.74	0.10	(e)	(0.34)	(0.24)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.44	0.25	(e)	0.05	0.30	—	—	—
Year Ended October 31, 2010	14.56	0.12	(e)	0.76	0.88	—	—	—
Year Ended October 31, 2009	14.31	0.09	(e)	0.61	0.70	(0.45)	—	(0.45)
Year Ended October 31, 2008	15.86	0.30	(e)	(1.71)	(1.41)	(0.14)	—	(0.14)
March 30, 2007 (f) through October 31, 2007	15.00	0.21		0.65	0.86	—	—	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	15.64	0.08	(e)	(0.34)	(0.26)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.37	0.20	(e)	0.07	0.27	—	—	—
Year Ended October 31, 2010	14.52	0.08	(e)	0.77	0.85	—	—	—
Year Ended October 31, 2009	14.28	0.07	(e)	0.60	0.67	(0.43)	—	(0.43)
Year Ended October 31, 2008	15.84	0.27	(e)	(1.71)	(1.44)	(0.12)	—	(0.12)
March 30, 2007 (f) through October 31, 2007	15.00	0.19		0.65	0.84	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.10	(1.70)%	$41,595	1.34%	0.86%	1.82%	58%
15.55	1.50	54,108	1.34	1.22	1.56	87
15.32	5.66	120,086	1.32	0.39	1.48	78
14.50	4.52	56,450	1.32	0.23	2.10	47
14.25	(9.40)	191	1.35	1.50	3.91	89
15.82	5.47	211	1.35	1.94	7.39	34

13.85	(1.94)	812	1.84	0.37	2.33	58
15.33	0.99	702	1.84	0.69	2.12	87
15.18	5.05	292	1.81	(0.10)	1.99	78
14.45	4.05	235	1.84	(0.30)	3.28	47
14.19	(9.83)	190	1.85	1.00	4.41	89
15.77	5.13	210	1.85	1.44	7.89	34

14.32	(1.48)	108	0.89	1.32	1.37	58
15.74	1.94	109	0.89	1.65	1.15	87
15.44	6.04	107	0.86	0.82	1.04	78
14.56	5.00	101	0.89	0.66	2.35	47
14.31	(8.95)	96	0.90	1.95	3.46	89
15.86	5.73	106	0.90	2.39	6.94	34

14.20	(1.62)	2,312	1.09	1.14	1.57	58
15.64	1.76	1,781	1.09	1.29	1.40	87
15.37	5.85	626	1.09	0.52	1.34	78
14.52	4.80	9,545	1.09	0.46	2.55	47
14.28	(9.16)	9,109	1.10	1.76	3.61	89
15.84	5.60	4,753	1.10	2.19	7.14	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Global Natural Resources Fund commenced operations on November 30, 2010.

*	Class R6 Shares commenced operations on November 30, 2011 for the Global Natural Resources Fund.

The investment objectives of the Funds are as follows:

The JPMorgan Global Natural Resources Fund seeks to provide long-term capital appreciation.

The JPMorgan International Realty Fund will seek long-term capital growth.

The JPMorgan Strategic Preservation Fund seeks to provide a total return from a diversified portfolio of stocks and bonds.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Natural Resources Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$790	$11,423	$5		$12,218
Bermuda	335	—	—		335
Brazil	—	306	—		306
Canada	20,928	463	—		21,391
Colombia	208	—	—		208
Ireland	—	695	—		695
Netherlands	—	2,251	—		2,251
Norway	—	351	—		351
Russia	—	160	—		160
South Africa	—	2,101	—		2,101
Sweden	—	1,091	—		1,091
Switzerland	—	4,424	—		4,424
United Kingdom	—	16,403	—		16,403
United States	10,664	—	—		10,664

Total Common Stocks	32,925	39,668	5		72,598

Warrants
Canada	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	4,352	—	—		4,352

Total Investments in Securities	$37,277	$39,668	$5		$76,950

(a)	Security has a zero value.

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

JPMorgan International Realty Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$29,301	$—	(a)	$29,301
Canada	15,053	—	—		15,053
China	—	658	—		658
Finland	—	1,908	—		1,908
France	—	9,999	—		9,999
Hong Kong	—	33,588	—		33,588
Japan	—	30,759	—		30,759
Netherlands	—	7,886	—		7,886
Singapore	—	14,814	—		14,814
United Kingdom	—	15,708	—		15,708

Total Common Stocks	15,053	144,621	—	(a)	159,674

Warrant
Netherlands	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	2,467	—	—		2,467

Total Investments in Securities	$17,520	$144,621	$—	(a)	$162,141

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$386	$—		$386
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(369)	$—		$(369)

(a)	Security has zero value.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

JPMorgan Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
France	$—	$242	$—	$242
Japan	—	1,237	—	1,237
Netherlands	—	339	—	339
Switzerland	374	511	—	885
United Kingdom	—	2,902	—	2,902
United States	1,754	—	—	1,754

Total Common Stocks	2,128	5,231	—	7,359

Preferred Stock
United States	78	—	—	78

Total Preferred Stock	78	—	—	78

Debt Securities
Convertible Bonds
France	—	210	—	210
Singapore	—	798	—	798
Taiwan	—	301	—	301
United Kingdom	—	1,100	—	1,100
United States	—	3,181	—	3,181

Total Convertible Bonds	—	5,590	—	5,590

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

JPMorgan Strategic Preservation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Cayman Islands	$—	$712	$—	$712
France	—	848	—	848

Total Corporate Bonds	—	1,560	—	1,560

Foreign Government Securities	—	15,301	—	15,301
Supranational	—	3,041	—	3,041
U.S. Treasury Obligations	—	6,856	—	6,856
Short-Term Investment
Investment Company	5,912	—	—	5,912

Total Investments in Securities	$8,118	$37,579	$—	$45,697

Appreciation in Other Financial Instruments
Futures Contracts	$117	$—	$—	$117
Forward Foreign Currency Exchange Contracts	—	149	—	149

Total Appreciation in Other Financial Instruments	$117	$149	$—	$266

Depreciation in Other Financial Instruments
Futures Contracts	$(191)	$—	$—	$(191)
Forward Foreign Currency Exchange Contracts	—	(359)	—	(359)

Total Depreciation in Other Financial Instruments	$(191)	$(359)	$—	$(550)

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Global Natural Resources Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in securities
Common Stocks — Australia	$—		$(8)	$(173)	$—	$—	$(13)	$199	$—	$5
Warrants — Canada	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$—		$(8)	$(173)	$—	$—	$(13)	$199	$—	$5

International Realty Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3		Transfers out of Level 3	Balance as of 04/30/12
Investments in securities
Common Stocks — Australia	$—	(a)	$—	$—	$—	$—	$—	$—		$—	$—	(a)
Warrants — Netherlands	—		—	—	—	—	—	—	(a)	—	—	(a)

Total	$—	(a)	$—	$—	$—	$—	$—	$—	(a)	$—	$—	(a)

(a)	Security has zero value.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Global Natural Resources Fund	$(173)
International Realty Fund	—

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2012:

	Value		Percentage
Global Natural Resources Fund	$5		—	%(b)
International Realty Fund	—	(a)	—

(a)	Security has zero value.
(b)	Percentage rounds to less than one percent.

C. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the differences between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Strategic Preservation Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Strategic Preservation Fund’s futures activity during the six months ended April 30, 2012 (amounts in thousands):

Strategic Preservation Fund
Average Notional Balance Long	$10,868
Average Notional Balance Short	14,502
Ending Notional Balance Long	9,416
Ending Notional Balance Short	14,456

D. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation under the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2012 (amounts in thousands):

	International Realty Fund	Strategic Preservation Fund
Average Settlement Value Purchased	33,365	6,291
Average Settlement Value Sold	22,881	29,872
Ending Settlement Value Purchased	37,477	8,137
Ending Settlement Value Sold	25,234	27,945

E. Summary of Derivative Information — The following tables present the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$386

Total		$386

Liabilities:
Foreign exchange contracts	Payables	$(369)

Total		$(369)

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$35	$—
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	82	—
Foreign exchange contracts	Receivables	—	149

Total		$117	$149

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(141)	$—
Foreign exchange contracts	Payables	—	(359)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(50)	—

Total		$(191)	$(359)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2012, by primary risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(257)	$(257)

Total	$(257)	$(257)

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$115	$115

Total	$115	$115

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(374)	$—	$(374)
Foreign exchange contracts	—	1,057	1,057
Equity contracts	(842)	—	(842)

Total	$(1,216)	$1,057	$(159)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(130)	$—	$(130)
Foreign exchange contracts	—	(653)	(653)
Equity contracts	(229)	—	(229)

Total	$(359)	$(653)	$(1,012)

The Funds’ derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organization Costs — Total offering costs of approximately $137,000 for the Global Natural Resources Fund paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

44	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Prior to May 2, 2011, shares of the Global Natural Resources Fund and International Realty Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to Paid-in-Capital. Effective May 2, 2011, shares of the Global Natural Resources Fund and International Realty Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Natural Resources Fund	0.80%
International Realty Fund	0.90
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% for each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Natural Resources Fund	0.25%	0.75%	0.50%
International Realty Fund	0.25	0.75	n/a
Strategic Preservation Fund	0.25	0.75	n/a

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Global Natural Resources Fund	$2		$1
International Realty Fund	—	(a)	—	(a)
Strategic Preservation Fund	—	(a)	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Realty Fund	0.25	0.25	n/a	0.05	0.25
Strategic Preservation Fund	0.25	0.25	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Global Natural Resources Fund	1.30%	1.80%	1.55%	0.85%	0.80%	1.05%
International Realty Fund	1.40	1.90	n/a	0.95	n/a	1.15
Strategic Preservation Fund	1.35	1.85	n/a	0.90	n/a	1.10

The expense limitation agreements were in effect for the six months ended April 30, 2012. The expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Global Natural Resources Fund	$185	$16	$—	$201
International Realty Fund	193	45	33	271
Strategic Preservation Fund	99	10	5	114

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

46	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

The amounts of waivers resulting from investments in these money market funds for the six months ended April 30, 2012 was as follows (amounts in thousands):

Global Natural Resources Fund	$2
International Realty Fund	2
Strategic Preservation Fund	3

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Natural Resources Fund	$17,762	$12,265	$—	$—
International Realty Fund	58,854	23,182	—	—
Strategic Preservation Fund	22,949	33,374	2,692	1,137

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$85,835	$3,557	$12,242	$(8,885)
International Realty Fund	153,186	13,183	4,228	8,955
Strategic Preservation Fund	42,826	3,039	168	2,871

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Global Natural Resources Fund	$—	$—	$—	$—	$1,802	$1,802
International Realty Fund	1,161	9,106	13,760	2,062	623	26,712

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Global Natural Resources Fund	40.6%	36.8%
International Realty Fund	n/a	79.2

In addition, Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the International Realty Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2012, the Global Natural Resources Fund invested approximately 27.8% and 21.3% of its total investments in issuers in Canada and the United Kingdom, respectively, the International Realty Fund invested approximately 20.7% of its total investments in issuers in Hong Kong and the Strategic Preservation Fund invested approximately 38.9% and 23.3% of its total investments in the United States and the United Kingdom, respectively. As of April 30, 2012, the Global Natural Resources Fund invested approximately 65.4% and 29.0% of its total investments in the Metals & Mining and Oil, Gas & Consumable Fuels industries, respectively. The International Realty Fund invested approximately 44.9% and 33.3% of its total investments in the Real Estate Management & Development and Diversified industries, respectively. The Strategic Preservation Fund invested approximately 33.5% of its total investments in Foreign Government Securities.

Because the Global Natural Resources Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

48	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$945.60	$6.29	1.30%
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class C
Actual	1,000.00	943.00	8.70	1.80
Hypothetical	1,000.00	1,015.91	9.02	1.80
Class R2
Actual	1,000.00	943.80	7.49	1.55
Hypothetical	1,000.00	1,017.16	7.77	1.55
Class R5
Actual	1,000.00	947.30	4.12	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R6
Actual	1,000.00	957.10	3.25	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Select Class
Actual	1,000.00	946.50	5.08	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05

International Realty Fund
Class A
Actual	1,000.00	1,055.70	7.16	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class C
Actual	1,000.00	1,054.40	9.71	1.90
Hypothetical	1,000.00	1,015.42	9.52	1.90
Class R5
Actual	1,000.00	1,058.60	4.86	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95

APRIL 30, 2012	J.P. MORGAN SPECIALTY FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Realty Fund (continued)
Select Class
Actual	$1,000.00	$1,057.10	$5.88	1.15%
Hypothetical	1,000.00	1,019.14	5.77	1.15

Strategic Preservation Fund
Class A
Actual	1,000.00	983.00	6.61	1.34
Hypothetical	1,000.00	1,018.20	6.72	1.34
Class C
Actual	1,000.00	980.60	9.06	1.84
Hypothetical	1,000.00	1,015.71	9.22	1.84
Class R5
Actual	1,000.00	985.20	4.39	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Select Class
Actual	1,000.00	983.80	5.38	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

50	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-SPEC2-412

J.P. Morgan International

Equity Funds

Semi-Annual Report

April 30, 2012

(Unaudited)

JPMorgan International Opportunities Plus Fund

J.P. Morgan Funds

Semi-Annual Report

April 30, 2012

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

May 15, 2012

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

Quote

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower—but still healthy—growth increased.

1

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan International Opportunities Plus Fund

Fund Commentary

Six Months Ended April 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	6.66%
MSCI EAFE Index (net of withholding taxes)	2.44%

Net Assets as of 4/30/2012	$5,296,336

Investment objective and strategies	The Fund seeks to provide long-term capital appreciation**.

The Fund invests primarily in long and short positions of equity securities of companies from developed countries other than the U.S. The Fund invests also, to a limited extent, in emerging markets issuers.

	TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.7%
2.	Rio Tinto plc (United Kingdom)	2.8
3.	BG Group plc (United Kingdom)	2.6
4.	Unilever N.V., CVA (Netherlands)	2.5
5.	Samsung Electronics Co., Ltd. (South Korea)	2.1
6.	British American Tobacco plc (United Kingdom)	2.0
7.	HSBC Holdings plc (United Kingdom)	1.7
8.	Australia & New Zealand Banking Group Ltd.	1.7
9.	Roche Holding AG (Switzerland)	1.6
10.	Solvay S.A. (Belgium)	1.6

	TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Symrise AG (Germany)	0.5%
2.	Seadrill Ltd. (Norway)	0.5
3.	Marston’s plc (United Kingdom)	0.5
4.	Yamaha Motor Co., Ltd. (Japan)	0.5
5.	Renault S.A. (France)	0.5
6.	Advantest Corp. (Japan)	0.5
7.	Taiyo Yuden Co., Ltd. (Japan)	0.5
8.	William Demant Holding A/S (Denmark)	0.5
9.	Dainippon Sumitomo Pharma Co., Ltd. (Japan)	0.5
10.	TUI Travel plc (United Kingdom)	0.5

PORTFOLIO COMPOSITION BY COUNTRY (a)(b)	Long	Short	Net
United Kingdom	29.6%	-3.4%	26.2%
Japan	31.1	-6.4	24.7
Germany	11.7	-1.4	10.3
Netherlands	9.1	-1.1	8.0
Switzerland	7.0	-1.1	5.9
Ireland	3.4	0.0	3.4
France	4.7	-1.6	3.1
South Korea	2.1	0.0	2.1
Hong Kong	3.3	-1.6	1.7
Spain	1.7	0.0	1.7
Belgium	1.6	0.0	1.6
China	1.5	0.0	1.5
Denmark	2.0	-0.5	1.5
Sweden	2.5	-1.1	1.4
Canada	1.3	0.0	1.3
Australia	2.5	-1.4	1.1
Finland	1.3	-0.3	1.0
Others (each less than 1.0%)	5.6	-2.1	3.5

	122.0	-22.0	100.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within the Portfolio Swap as of April 30, 2012. The Fund’s composition is subject to change.
(b)	The Fund has entered into a Portfolio Swap, which provides exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within the Portfolio Swap as of April 30, 2012, as applicable.

3

JPMorgan International Opportunities Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/14/09
Without Sales Charge		6.51%	(12.33)%	2.04%
With Sales Charge**		0.91	(16.93)	(0.10)
CLASS C SHARES	10/14/09
Without CDSC		6.22	(12.81)	1.52
With CDSC***		5.22	(13.81)	1.52
SELECT CLASS SHARES	10/14/09	6.66	(12.12)	2.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

4

JPMorgan International Opportunities Plus Fund

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 14, 2009.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Opportunities Plus Fund, the MSCI EAFE Index and the Lipper Long/Short Equity Funds Index from October 14, 2009 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper Long/Short Equity Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Long/Short Equity Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Australia — 2.4%
3,565	Australia & New Zealand Banking Group Ltd. (m)	88,317
4,199	Westfield Group (m)	40,148

		128,465

	Belgium — 1.6%
681	Solvay S.A. (m)	82,957

	Canada — 1.2%
3,181	First Quantum Minerals Ltd. (m)	66,077

	China — 1.4%
18,000	CNOOC Ltd. (m)	38,036
9,600	Sands China Ltd. (m)	37,587

		75,623

	Denmark — 2.0%
334	Carlsberg A/S, Class B (m)	28,831
510	Novo Nordisk A/S, Class B (m)	75,186

		104,017

	Finland — 1.3%
4,270	Stora Enso OYJ, Class R (m)	29,226
3,117	UPM-Kymmene OYJ (m)	40,001

		69,227

	France — 4.0%
281	Sanofi (m)	21,463
1,218	Schneider Electric S.A. (a) (m)	75,024
837	Sodexo (m)	66,682
2,248	Suez Environnement Co. (m)	31,710
102	Unibail-Rodamco SE (m)	19,086

		213,965

	Germany — 6.9%
425	Allianz SE (m)	47,405
1,126	Bayer AG (m)	79,342
688	Bayerische Motoren Werke AG (m)	65,437
1,006	Deutsche Boerse AG (m)	63,166
1,558	Deutsche Lufthansa AG (m)	20,289
2,837	E.ON AG (m)	64,235
406	SAP AG (m)	26,923

		366,797

	Hong Kong — 2.6%
16,000	Belle International Holdings Ltd. (m)	31,220
24,000	China Overseas Land & Investment Ltd. (m)	51,864

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
6,000	Hutchison Whampoa Ltd. (m)	57,480

		140,564

	Indonesia — 0.9%
130,500	Perusahaan Gas Negara Persero Tbk PT (m)	47,388

	Ireland — 3.0%
3,845	Experian plc (m)	60,729
609	Paddy Power plc (m)	39,795
1,722	Shire plc (m)	56,124

		156,648

	Israel — 0.7%
867	Teva Pharmaceutical Industries Ltd., ADR (m)	39,657

	Italy — 0.9%
10,255	Snam S.p.A. (m)	48,717

	Japan — 25.0%
1,100	Bridgestone Corp. (m)	26,028
1,800	Canon, Inc. (m)	81,590
26	Dai-ichi Life Insurance Co., Ltd. (The) (m)	32,558
500	East Japan Railway Co. (m)	31,109
4,000	Fuji Heavy Industries Ltd. (m)	30,170
12,000	Fujitsu Ltd. (m)	58,324
600	Hisamitsu Pharmaceutical Co., Inc. (m)	26,698
10,000	Hitachi Ltd. (m)	63,692
1,700	Honda Motor Co., Ltd. (m)	61,182
11	Japan Tobacco, Inc. (m)	60,936
6,100	JX Holdings, Inc. (m)	34,409
5	KDDI Corp. (m)	32,731
6,000	Marubeni Corp. (m)	41,662
8,000	Mitsubishi Electric Corp. (m)	70,277
3,000	Mitsubishi Estate Co., Ltd. (m)	53,035
11,000	Mitsubishi Heavy Industries Ltd. (m)	49,885
13,900	Mitsubishi UFJ Financial Group, Inc. (m)	66,741
1,800	Mitsui & Co., Ltd. (m)	28,108
2,000	Mitsui Fudosan Co., Ltd. (m)	36,634
6,700	Nissan Motor Co., Ltd. (m)	69,660
500	Nitori Holdings Co., Ltd. (m)	46,010
440	ORIX Corp. (m)	42,069
300	Otsuka Corp. (m)	24,128
900	Otsuka Holdings Co., Ltd. (m)	27,124
1,300	Sega Sammy Holdings, Inc. (m)	27,277

SEE NOTES TO FINANCIAL STATEMENTS

6

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Japan — Continued
1,800	Sumitomo Mitsui Financial Group, Inc. (m)	57,598
900	Sundrug Co., Ltd. (m)	27,566
5,000	Toshiba Corp. (m)	20,439
2,000	TOTO Ltd. (m)	14,798
800	Toyota Motor Corp. (m)	32,782
350	Yamada Denki Co., Ltd. (m)	22,712
1,600	Yamato Holdings Co., Ltd. (m)	24,670

		1,322,602

	Netherlands — 8.1%
1,191	ASML Holding N.V. (m)	60,602
1,049	European Aeronautic Defence and Space Co. N.V. (m)	41,455
5,416	Royal Dutch Shell plc, Class A (m)	193,166
3,849	Unilever N.V., CVA (m)	131,845

		427,068

	New Zealand — 0.6%
14,721	Telecom Corp. of New Zealand Ltd. (m)	31,649

	Norway — 0.4%
901	Algeta ASA (a) (m)	21,309

	Singapore — 0.5%
6,000	SembCorp Marine Ltd. (m)	24,550

	South Korea — 2.1%
89	Samsung Electronics Co., Ltd. (m)	108,933

	Spain — 1.7%
5,937	Banco Santander S.A. (m)	37,276
247	Banco Santander S.A. (a) (f) (i)	1,551
545	Inditex S.A. (m)	49,123

		87,950

	Sweden — 2.4%
3,332	Swedbank AB, Class A (m)	55,003
7,505	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	74,401

		129,404

	Switzerland — 5.6%
1,006	Cie Financiere Richemont S.A., Class A (m)	62,270
1,837	Credit Suisse Group AG (m)	43,939
838	Nestle S.A. (m)	51,361

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — Continued
454	Roche Holding AG (m)	82,973
895	Swiss Re AG (a) (m)	56,200

		296,743

	Taiwan — 0.7%
6,254	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	37,851

	United Arab Emirates — 0.5%
4,262	Lamprell plc (m)	24,108

	United Kingdom — 19.4%
4,880	Amlin plc (m)	26,137
1,330	Associated British Foods plc (m)	26,321
5,682	BG Group plc (m)	134,068
7,832	BP plc (m)	56,579
346	British American Tobacco plc (m)	17,746
7,963	BT Group plc (m)	27,237
12,465	Centrica plc (m)	62,020
3,504	GlaxoSmithKline plc (m)	80,948
9,836	HSBC Holdings plc (m)	88,791
1,170	InterContinental Hotels Group plc (m)	27,897
3,691	Pearson plc (m)	69,523
2,668	Premier Farnell plc (m)	9,310
5,338	Prudential plc (m)	65,422
2,571	Rio Tinto plc (m)	144,117
1,660	Rolls-Royce Holdings plc (a) (m)	22,195
914	SABMiller plc (m)	38,414
2,409	Standard Chartered plc (m)	58,890
150	Tullow Oil plc (m)	3,742
25,645	Vodafone Group plc (m)	70,984

		1,030,341

	Total Common Stocks (Cost $4,735,693)	5,082,610

Preferred Stocks — 2.6%
	Germany — 2.6%
920	Henkel AG & Co. KGaA (m)	68,462
357	Volkswagen AG (m)	67,672

		136,134

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	United Kingdom — 0.0% (g)
175,960	Rolls-Royce Holdings plc, Class C (a) (m)	286

	Total Preferred Stocks (Cost $88,415)	136,420

	Total Investments — 98.5% (Cost $4,824,108)	5,219,030
	Other Assets in Excess of Liabilities — 1.5%	77,306

	NET ASSETS — 100.0%	$5,296,336

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9 .4%
Oil, Gas & Consumable Fuels	8 .8
Commercial Banks	8 .7
Automobiles	6 .3
Insurance	4 .4
Metals & Mining	4 .0
Food Products	4 .0
Hotels, Restaurants & Leisure	3 .3
Semiconductors & Semiconductor Equipment	3 .2
Specialty Retail	2 .9
Electrical Equipment	2 .8
Real Estate Management & Development	2 .7
Electronic Equipment, Instruments & Components	2 .1
Diversified Financial Services	2 .0
Wireless Telecommunication Services	2 .0
Gas Utilities	1 .8
Multi-Utilities	1 .8
Chemicals	1 .6
Office Electronics	1 .6
Computers & Peripherals	1 .5
Tobacco	1 .5
Machinery	1 .4
Communications Equipment	1 .4
Trading Companies & Distributors	1 .3
Media	1 .3
Paper & Forest Products	1 .3
Household Products	1 .3
Beverages	1 .3
Electric Utilities	1 .2
Aerospace & Defense	1 .2
Textiles, Apparel & Luxury Goods	1 .2
Professional Services	1 .2
Real Estate Investment Trusts (REITs)	1 .1
Diversified Telecommunication Services	1 .1
Industrial Conglomerates	1 .1
Others (each less than 1.0%)	6 .2

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
15,899	AUD
1,331,420	for JPY	Union Bank of Switzerland AG	07/09/12	$16,687	#	$16,448	#	$(239)
12,244	CHF
10,194	for EUR	Credit Suisse International	07/09/12	13,499	#	13,501	#	2
12,274	CHF
8,324	for GBP	Credit Suisse International	07/09/12	13,503	#	13,534	#	31
28,018	CHF
2,542,404	for JPY	Credit Suisse International	07/09/12	31,864	#	30,895	#	(969)
30,000	EUR
24,777	for GBP	Barclays Bank plc	07/09/12	40,194	#	39,725	#	(469)
6,573	GBP
7,961	for EUR	Royal Bank of Canada	07/09/12	10,541	#	10,662	#	121
318,510	HKD
25,745	for GBP	Royal Bank of Canada	07/09/12	41,764	#	41,063	#	(701)
1,282,733	JPY
12,085	for EUR	State Street Corp.	07/09/12	16,003	#	16,077	#	74
1,303,774	JPY
9,973	for GBP	Deutsche Bank AG	07/09/12	16,178	#	16,340	#	162
145,445	NOK
19,043	for EUR	Royal Bank of Canada	07/09/12	25,217	#	25,346	#	129
357,184	AUD	Royal Bank of Canada	07/09/12	365,492		369,515		4,023
35,007	CHF	Credit Suisse International	07/09/12	38,618		38,603		(15)
16,860	CHF	Royal Bank of Canada	07/09/12	18,695		18,591		(104)
206,569	DKK	Credit Suisse International	07/09/12	36,902		36,774		(128)
6,488	EUR	Barclays Bank plc	07/09/12	8,524		8,591		67
11,658	EUR	Citibank, N.A.	07/09/12	15,317		15,438		121
12,328	EUR	Credit Suisse International	07/09/12	16,436		16,324		(112)
33,738	EUR	Deutsche Bank AG	07/09/12	44,048		44,674		626
286,042	HKD	Barclays Bank plc	07/09/12	36,875		36,877		2
1,394,240	JPY	Union Bank of Switzerland AG	07/09/12	17,345		17,474		129
151,660	NOK	Credit Suisse International	07/09/12	26,253		26,429		176
739,811	SEK	Barclays Bank plc	07/09/12	110,408		109,768		(640)
120,888	SGD	Barclays Bank plc	07/09/12	95,960		97,703		1,743

				$1,056,323		$1,060,352		$4,029

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
42,175	CAD	BNP Paribas	07/09/12	$42,070		$42,626		$(556)
14,291	CAD	Citibank, N.A.	07/09/12	14,363		14,443		(80)
40,468	EUR	Credit Suisse International	07/09/12	53,264		53,586		(322)
151,998	GBP	BNP Paribas	07/09/12	241,223		246,574		(5,351)
16,473	GBP	Credit Suisse International	07/09/12	26,522		26,724		(202)
379,311	HKD	BNP Paribas	07/09/12	48,872		48,902		(30)
2,598,927	JPY	Barclays Bank plc	07/09/12	31,569		32,572		(1,003)
25,433,966	JPY	BNP Paribas	07/09/12	310,067		318,767		(8,700)
21,285	NZD	Barclays Bank plc	07/09/12	17,190		17,326		(136)
85,750	SEK	Credit Suisse International	07/09/12	12,693		12,723		(30)

				$797,833		$814,243		$(16,410)

# For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

AUD	—	Australian Dollar

CAD	—	Canadian Dollar

CHF	—	Swiss Franc

CVA	—	Dutch Certification

DKK	—	Danish Krone

EUR	—	Euro

GBP	—	British Pound

GDR	—	Global Depositary Receipt

HKD	—	Hong Kong Dollar

JPY	—	Japanese Yen

NOK	—	Norwegian Krone

NZD	—	New Zealand Dollar

SEK	—	Swedish Krona

SGD	—	Singapore Dollar

Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	—	Non-income producing security

(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $1,551, which amounts to less than 0.1% of total investments.

(g)	—	Amount rounds to less than 0.1%.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are $5,111,459 and 97.9%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Portfolio Swap* Outstanding at April 30, 2012

		TERMINATION
COUNTERPARTY	DESCRIPTION	DATE	VALUE
UBS	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/31/15	(38,623)

Total			$(38,623)

*	See the accompanying “Additional Information—Portfolio Swap” for further details.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF APRIL 30, 2012 (Unaudited)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Long Positions
France — 0.6%
Cap Gemini S.A.	17,246	18,347	1,101
Sodexo	11,843	13,538	1,695

	29,089	31,885	2,796

Germany — 2.0%
BASF SE	67,141	65,363	(1,778)
Bayer AG	12,991	14,932	1,941
E.ON AG	116	113	(3)
Gerresheimer AG	24,398	26,594	2,196

	104,646	107,002	2,356

Hong Kong — 0.6%
Belle International Holdings Ltd.	19,803	19,617	(186)
Sun Hung Kai Properties Ltd.	12,466	12,064	(402)

	32,269	31,681	(588)

Ireland — 0.4%
Experian plc	1,697	2,036	339
Shire plc	16,623	17,126	503

	18,320	19,162	842

Italy — 0.2%
Snam Rete Gas S.p.A.	12,397	12,650	253

Japan — 5.6%
Canon, Inc.	8,778	9,193	415
Dentsu, Inc.	24,048	24,679	631
Fujitsu Ltd.	10,671	9,770	(901)
Izumi Co., Ltd.	22,878	33,367	10,489
Japan Tobacco, Inc.	19,815	22,219	2,404
Mitsubishi Electric Corp.	9,206	8,855	(351)
Mitsui & Co., Ltd.	16,051	17,277	1,226
Murata Manufacturing Co., Ltd.	32,979	34,532	1,553
Seven & I Holdings Co., Ltd.	26,685	27,313	628
Sumitomo Bakelite Co., Ltd.	24,241	20,792	(3,449)
Tokyo Electron Ltd.	32,955	33,479	524
Tokyu REIT, Inc.	26,486	25,802	(684)
TOTO Ltd.	29,532	29,659	127

	284,325	296,937	12,612

Netherlands — 0.9%
European Aeronautic
Defence and Space Co. Inc.	10,664	14,884	4,220
ING Groep N.V. CVA (e)	25,166	21,415	(3,751)
Royal Dutch Shell plc, Class A	10,789	11,310	521

	46,619	47,609	990

Switzerland — 1.3%
Kuehne + Nagel
International AG	23,843	24,061	218
Nestle S.A.	39,824	43,738	3,914

	63,667	67,799	4,132

United Kingdom — 9.8%
Brammer plc (e)	14,213	23,561	9,348

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
United Kingdom — Continued
British American Tobacco plc	95,678	104,175	8,497
BT Group plc	17,548	17,215	(333)
GlaxoSmithKline plc	37,194	37,858	664
HSBC Holdings plc	50,079	51,016	937
Intercontinental Hotels
Group plc	50,086	63,948	13,862
Kingfisher plc	39,852	41,521	1,669
Petrofac Ltd.	26,989	28,270	1,281
Premier Farnell plc	15,146	18,582	3,436
SABMiller plc	25,743	26,466	723
Tullow Oil plc	38,503	42,098	3,595
Vodafone Group plc	64,864	63,982	(882)

	475,895	518,692	42,797

Total Long Positions of Portfolio Swap	1,067,227	1,133,417	66,190

Short Positions
Australia — 1.0%
National Australia Bank Ltd.	4,651	5,100	(449)
Newcrest Mining Ltd.	19,908	15,620	4,288
Telstra Corp. Ltd.	10,410	11,888	(1,478)
Woolworths Ltd.	19,847	21,622	(1,775)

	54,816	54,230	586

Austria — 0.7%
Raiffessen Bank
International AG	15,639	19,325	(3,686)
Verbund AG	19,973	20,405	(432)

	35,612	39,730	(4,118)

Denmark — 0.5%
William Demant Holding A/S (e)	19,694	24,353	(4,659)

Finland — 0.3%
Ramirent OYJ	14,997	17,681	(2,684)

France — 1.6%
Cie Generale d’Optique
Essilor International S.A.	13,595	17,263	(3,668)
LVMH Moet Hennessy Louis Vuitton S.A.	18,926	20,211	(1,285)
Renault S.A.	22,367	25,217	(2,850)
Tecnicas Reunidas S.A.	19,840	20,215	(375)

	74,728	82,906	(8,178)

Germany — 1.4%
Beiersdorf AG	17,700	22,450	(4,750)
Hannover Rueckversicherung AG	20,277	21,277	(1,000)
Symrise AG	24,808	27,917	(3,109)

	62,785	71,644	(8,859)

13

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF APRIL 30, 2012 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Hong Kong — 1.6%
Anta Sports Products (e)	22,284	19,771	2,513
ASM Pacific Technology Ltd.	18,834	23,029	(4,195)
China Dongxiang Group Co.	23,829	17,999	5,830
China Mobile Ltd.	21,463	22,156	(693)

	86,410	82,955	3,455

Italy — 0.4%
Davide-Campari-Milano SpA	21,127	21,545	(418)

Japan — 6.3%
Advantest Corp.	20,642	25,175	(4,533)
Asatsu-DK, Inc.	19,817	20,358	(541)
Daiichi Sankyo Co., Ltd.	17,012	15,489	1,523
Dainippon Sumitomo Pharma Co., Ltd.	25,678	24,108	1,570
Hino Motors, Ltd.	20,116	21,418	(1,302)
Hirose Electric Co., Ltd.	19,063	21,067	(2,004)
Isetan Mitsukoshi Holdings, Ltd.	19,780	19,704	76
Kawasaki Heavy Industries, Ltd.	19,703	21,217	(1,514)
Kinetsu World Express, Inc.	19,742	21,576	(1,834)
Konica Minolta Holdings, Inc.	18,161	20,479	(2,318)
Mitsubishi Motors Corp. (e)	23,672	20,291	3,381
Nissin Foods Holdings Co., Ltd.	18,907	18,819	88
Nomura Holdings, Inc.	13,717	17,773	(4,056)
Taiyo Yuden Co., Ltd.	17,918	24,890	(6,972)
Takeda Pharmaceutical Co., Ltd.	17,736	17,460	276
Yamaha Motor Co., Ltd.	25,629	25,582	47

	317,293	335,406	(18,113)

Netherlands — 1.1%
Eurocommercial Properties N.V.	23,416	20,926	2,490
Koninklijke Philips Electronics NV (e)	14,671	14,713	(42)
Wolters Kluwer N.V.	20,462	20,575	(113)

	58,549	56,214	2,335

Norway — 0.5%
Seadrill Ltd.	25,410	25,893	(483)

Singapore — 0.4%
StarHub Ltd.	20,509	23,200	(2,691)

Sweden — 1.0%
Alfa Laval AB	20,041	20,515	(474)
Hennes & Mauritz AB, Class B (e)	19,063	20,715	(1,652)
Skanska AB, Class B	13,372	13,672	(300)

	52,476	54,902	(2,426)

Switzerland — 1.1%
Panalpina Welttransport Holding AG (e)	19,743	19,013	730
Schindler Holding AG	18,323	20,576	(2,253)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Switzerland — Continued
Swatch Group AG (The)	14,739	16,603	(1,864)

	52,805	56,192	(3,387)

Turkey — 0.3%
Turkiye Garanti Bankasi AS (e)	20,420	18,307	2,113

United Kingdom — 3.4%
Capita plc	23,045	23,274	(229)
Capital Shopping Centres Group plc	19,887	20,043	(156)
Firstgroup plc	24,965	19,085	5,880
GKN plc	19,049	20,390	(1,341)
Intertek Group plc	9,905	12,122	(2,217)
Marston’s plc	25,077	25,710	(633)
PZ Cussons plc	20,867	18,843	2,024
Smiths Group plc	14,025	15,681	(1,656)
TUI Travel plc	21,384	23,927	(2,543)

	178,204	179,075	(871)

Total Short Positions	$1,095,835	1,144,233	(48,398)

Total of Long and Short Positions of Portfolio Swap	(28,608)	(10,816)	17,792

Cash and Other Receivables (d)			(56,594)
Financing Costs			(978)
Net Dividends			1,157

Net Swap Contract, at value			$(38,623)

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION – PORTFOLIO SWAP:

CVA -	Dutch Certification

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.
(b)	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(c)	Value represents the unrealized gain (loss) of the positions.
(d)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected in the Statement of Operations, when cash is settled with the counterparty.
(e)	Non-income producing security.

14

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

International Opportunities Plus Fund
ASSETS:
Investments in non-affiliates, at value	$5,219,030
Cash	42,457
Foreign currency, at value	71,619
Receivables:
Investment securities sold	108,685
Dividends from non-affiliates	26,716
Tax reclaims	4,258
Unrealized appreciation on forward foreign currency exchange contracts	7,406
Due from Advisor	20,310

Total Assets	5,500,481

LIABILITIES:
Payables:
Investment securities purchased	66,505
Unrealized depreciation on forward foreign currency exchange contracts	19,787
Net swap contract, at value	38,623
Accrued liabilities:
Distribution fees	42
Custodian and accounting fees	18,588
Trustees’ and Chief Compliance Officer’s fees	18
Audit fees	52,187
Other	8,395

Total Liabilities	204,145

Net Assets	$5,296,336

NET ASSETS:
Paid-in-Capital	$5,317,092
Accumulated undistributed net investment income	22,767
Accumulated net realized gains (losses)	(388,927)
Net unrealized appreciation (depreciation)	345,404

Total Net Assets	$5,296,336

Net Assets:
Class A	$52,641
Class C	51,975
Select Class	5,191,720

Total	$5,296,336

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,546
Class C	3,511
Select Class	349,321

Net Asset Value:(a)
Class A—Redemption price per share	$14.84
Class C—Offering price per share(b)	14.81
Select Class—Offering and redemption price per share	14.86
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.66

Cost of investments in non-affiliates	$4,824,108
Cost of foreign currency	71,344

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

15

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2012 (Unaudited)

International Opportunities Plus Fund
INVESTMENT INCOME:
Interest income from affiliates	$89
Dividend income from non-affiliates	88,862
Foreign taxes withheld	(5,869)

Total investment income	83,082

EXPENSES:
Investment advisory fees	28,783
Administration fees	2,199
Distribution fees:
Class A	62
Class C	184
Shareholder servicing fees:
Class A	62
Class C	62
Select Class	6,133
Custodian and accounting fees	88,382
Professional fees	43,158
Trustees’ and Chief Compliance Officer’s fees	27
Printing and mailing costs	1,031
Registration and filing fees	9,622
Transfer agent fees	2,573
Other	2,800

Total expenses	185,078

Less amounts waived	(37,239)
Less expense reimbursements	(116,307)

Net expenses	31,532

Net investment income (loss)	51,550

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(232,125)
Futures	704
Foreign currency transactions	50,702

Net realized gains (losses)	(180,719)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	510,640
Futures	(2,534)
Foreign currency translations	(41,496)
Swaps	(7,341)

Change in net unrealized appreciation (depreciation)	459,269

Net realized/unrealized gains (losses)	278,550

Change in net assets resulting from operations	$330,100

16

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,550	$85,804
Net realized gain (loss)	(180,719)	45,466
Change in net unrealized appreciation (depreciation)	459,269	(496,961)

Change in net assets resulting from operations	330,100	(365,691)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,588)	(1,472)
Class C
From net investment income	(1,316)	(1,226)
Select Class
From net investment income	(169,002)	(156,362)

Total distributions to shareholders	(171,906)	(159,060)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	171,906	159,060

NET ASSETS:
Change in net assets	330,100	(365,691)
Beginning of period	4,966,236	5,331,927

End of period	$5,296,336	$4,966,236

Accumulated undistributed net investment income	$22,767	$143,123

17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$1,588	$1,472

Change in net assets from Class A capital transactions	$1,588	$1,472

Class C
Dividends and distributions reinvested	1,316	1,226

Change in net assets from Class C capital transactions	$1,316	$1,226

Select Class
Dividends and distributions reinvested	169,002	156,362

Change in net assets from Select Class capital transactions	$169,002	$156,362

Total change in net assets from capital transactions	$171,906	$159,060

SHARE TRANSACTIONS:
Class A
Reinvested	120	93

Change in Class A Shares	120	93

Class C
Reinvested	100	78

Change in Class C Shares	100	78

Select Class
Reinvested	12,764	9,890

Change in Select Class Shares	12,764	9,890

18

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations				Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
International Opportunities Plus Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$14.42	$0.13		$0.75	$0.88	$(0.46)	$14.84	6.51%	$52,641	1.50%	1.82%	7.64%		32%
Year Ended October 31, 2011	15.96	0.21	(e)	(1.31)	(1.10)	(0.44)	14.42	(7.12)	49,419	1.50	1.33	6.28		77
Year Ended October 31, 2010	14.15	0.17		1.64	1.81	—	15.96	12.79	53,186	1.50	1.14	5.71		65
October 14, 2009(f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	47,173	1.50	(1.20)	52.29	(g)	11
Class C
Six Months Ended April 30, 2012 (Unaudited)	14.34	0.10		0.76	0.86	(0.39)	14.81	6.29	51,975	2.00	1.32	8.14		32
Year Ended October 31, 2011	15.87	0.13	(e)	(1.29)	(1.16)	(0.37)	14.34	(7.53)	48,916	2.00	0.83	6.78		77
Year Ended October 31, 2010	14.15	0.09		1.63	1.72	—	15.87	12.16	52,908	2.00	0.64	6.22		65
October 14, 2009(f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	47,162	2.00	(1.67)	52.80	(g)	11
Select Class
Six Months Ended April 30, 2012 (Unaudited)	14.46	0.15		0.75	0.90	(0.50)	14.86	6.66	5,191,720	1.25	2.07	7.39		32
Year Ended October 31, 2011	16.00	0.25	(e)	(1.31)	(1.06)	(0.48)	14.46	(6.89)	4,867,901	1.25	1.58	6.03		77
Year Ended October 31, 2010	14.15	0.20		1.65	1.85	—	16.00	13.07	5,225,833	1.25	1.39	5.46		65
October 14, 2009(f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	4,623,471	1.25	(0.96)	52.05	(g)	11

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Due to the size of net assets and fixed expenses, ratios may appear to be disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Opportunities Plus Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation. The Fund invests primarily in long and short positions of equity securities of companies from developed countries other than the U.S. The Fund invests also, to a limited extent, in emerging markets issuers.

The Fund commenced operations on October 14, 2009. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

See Note 2.D. for further detail on portfolio swap valuation.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolios by utilizing the quotations of an

20

independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1	Other significant observable	Significant unobservable
	Quoted prices	inputs	inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$128,465	$—	$128,465
Belgium	—	82,957	—	82,957
Canada	66,077	—	—	66,077
China	—	75,623	—	75,623
Denmark	—	104,017	—	104,017
Finland	—	69,227	—	69,227
France	—	213,965	—	213,965
Germany	—	366,797	—	366,797
Hong Kong	—	140,564	—	140,564
Indonesia	—	47,388	—	47,388
Ireland	—	156,648	—	156,648
Israel	—	39,657	—	39,657
Italy	—	48,717	—	48,717
Japan	—	1,322,602	—	1,322,602
Netherlands	—	427,068	—	427,068
New Zealand	—	31,649	—	31,649
Norway	—	21,309	—	21,309
Singapore	—	24,550	—	24,550
South Korea	—	108,933	—	108,933
Spain	—	86,399	1,551	87,950
Sweden	—	129,404	—	129,404
Switzerland	—	296,743	—	296,743
Taiwan	—	37,851	—	37,851
United Arab Emirates	—	24,108	—	24,108
United Kingdom	—	1,030,341	—	1,030,341

Total Common Stocks	66,077	5,014,982	1,551	5,082,610

Preferred Stocks
Germany	—	136,134	—	136,134
United Kingdom	286	—	—	286

Total Preferred Stocks	286	136,134	—	136,420

Total Investments in Securities	$66,363	$5,151,116	$1,551	$5,219,030

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7,406	$—	$7,406

Total Appreciation in Other Financial Instruments	$—	$7,406	$—	$7,406

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	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(19,787)	$—	$(19,787)
Swaps	—	(38,623)	—	(38,623)

Total Depreciation in Other Financial Instruments	$—	$(58,410)	$—	$(58,410)

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

The following is a summary of investments for which unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Spain	$—	$—	$—	$—	$1,551	$—	$—	$—	$1,551

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

B. Restricted and Illiquid Securities – Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of April 30, 2012, were approximately $1,551 and less than 0.1%, respectively.

C. Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Portfolio Swap – The Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset on at least an annual basis and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

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The swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in the portfolio swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statement of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of the swap is reflected on the Statement of Assets and Liabilities as Net swap contract, at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation in the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the Statement of Operations.

The table below discloses the volume of the Fund’s portfolio swap activity during the six months ended April 30, 2012:

Portfolio Swap:
Average Notional Balance Long	$973,816
Average Notional Balance Short	1,034,199
Ending Notional Balance Long	1,067,227
Ending Notional Balance Short	1,095,835

E. Futures Contracts – The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activity during the six months ended April 30, 2012:

Futures Contracts:
Average Notional Balance Long	$	64,297	(a)
Ending Notional Balance Long		—

(a)	For the period November 1, 2011 through November 30, 2011.

F. Forward Foreign Currency Exchange Contracts – The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

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The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward currency exchange contracts activity during the six months ended April 30, 2012:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,573,963
Average Settlement Value Sold	1,274,666
Ending Settlement Value Purchased	1,056,323
Ending Settlement Value Sold	797,833

G. Summary of Derivative Information – The following table presents the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
		Forward Foreign Currency Exchange Contracts	Swap
Assets:
Foreign exchange contracts	Receivables	$7,406	$—

Total		$7,406	$—

Liabilities:
Foreign exchange contracts	Payables	$(19,787)	$—
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(38,623)

Total		$(19,787)	$(38,623)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2012, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$61,073	$—	$61,073
Equity contracts	—	704	704

Total	$61,073	$704	$61,777

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap	Total
Foreign exchange contracts	$(45,289)	$—	$—	$(45,289)
Equity contracts	—	(2,534)	(7,341)	(9,875)

Total	$(45,289)	$(2,534)	$(7,341)	$(55,164)

The Fund’s derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

H. Security Transactions and Investment Income – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses – In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that

24

fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes – The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Dividends and Distributions to Shareholders – Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee – Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee – Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. (“JPMIS”), serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees – Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees – The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each class.

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The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees –JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements – The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The expense limitation agreements were in effect for the six months ended April 30, 2012. The expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$28,783	$2,199	$6,257	$37,239	$116,307

G. Other – Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

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4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,686,782	$1,611,411

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,824,108	$591,057	$196,135	$394,922

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	2018	2019	Total
$1,097	$182,818	$54,916	$238,831

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

27

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, the Fund invested approximately 26.2% and 24.7% of its total investments in issuers in the United Kingdom and Japan, respectively.

As of April 30, 2012, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with a dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

28

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Opportunities Plus Fund
Class A
Actual	$1,000.00	$1,065.10	$7.70	1.50%
Hypothetical	1,000.00	1,017.40	7.52	1.50

Class C
Actual	1,000.00	1,062.90	10.26	2.00
Hypothetical	1,000.00	1,014.92	10.02	2.00

Select Class
Actual	1,000.00	1,066.60	6.42	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25

*     Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Semi-Annual Report

April 30, 2012

(Unaudited)

JPMorgan Global Allocation Fund

J.P. Morgan Funds

Semi-Annual Report

April 30, 2012

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

May 15, 2012

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

Quote “As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower - but still healthy - growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Global Allocation Fund

Fund Summary

For the six months ended April 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	8.49%
MSCI World Index (Primary Benchmark)	7.54%

Net Assets as of 4/30/2012	$19,639,181

Investment objective and strategies	The Fund seeks to maximize long-term total return**.

The Fund invests in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. The Fund may use derivatives as substitutes for securities in which the Fund can invest.

	TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	10.1%
2.	Bundsrepublik Deutschland, (Germany), 3.500%, 07/04/19	9.0
3.	iShares MSCI Emerging Markets Index Fund	5.3
4.	Vanguard MSCI Emerging Markets ETF	4.3
5.	U.S. Treasury Note, 2.875%, 01/31/13	2.5
6.	AbitibiBowater, Inc., 10.250%, 10/15/18	0.7
7.	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	0.6
8.	QVC, Inc., 7.500%, 10/01/19	0.6
9.	Calpine Corp., 7.875%, 01/15/23	0.6
10.	E-mini S&P 500, Expiring 06/16/12 @ 1,350.00, European Style	0.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	73.4%
Germany	10.1
Japan	4.0
United Kingdom	3.5
France	1.5
Switzerland	1.3
Others (each less than 1.0%)	6.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

3

JPMorgan Global Allocation Fund

TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	5/31/11
Without Sales Charge		8.39%	(2.05)%
With Sales Charge**		3.49	(6.48)

CLASS C SHARES	5/31/11
Without CDSC		8.12	(2.50)
With CDSC***		7.12	(3.50)

CLASS R2 SHARES	5/31/11	8.29	(2.22)

SELECT CLASS SHARES	5/31/11	8.49	(1.81)

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the periods.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index and the Global Allocation Composite Benchmark from May 31, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 23.0%
	Australia — 0.6%
700	Australia & New Zealand Banking Group Ltd.	17,341
450	BHP Billiton Ltd.	16,698
270	Commonwealth Bank of Australia	14,565
3,250	GrainCorp Ltd.	31,117
630	National Australia Bank Ltd.	16,468
80	Rio Tinto Ltd.	5,474
2,216	Telstra Corp., Ltd.	8,170
675	Westpac Banking Corp.	15,907

		125,740

	Belgium — 0.3%
210	Anheuser-Busch InBev N.V.	15,136
512	Sipef S.A.	47,228

		62,364

	China — 0.1%
6,000	Daphne International Holdings Ltd.	8,529
2,400	Sands China Ltd.	9,396

		17,925

	Denmark — 0.3%
690	Carlsberg A/S, Class B	59,562
40	Novo Nordisk A/S, Class B	5,897

		65,459

	France — 1.5%
2,320	AXA S.A. (a)	32,968
300	BNP Paribas S.A.	12,108
700	Danone	49,279
405	L’Oreal S.A.	48,752
70	LVMH Moet Hennessy Louis Vuitton S.A.	11,613
990	Renault S.A.	45,036
880	Sanofi	67,216
196	Societe Generale S.A.	4,640
270	Total S.A.	12,961

		284,573

	Germany — 1.0%
210	Allianz SE	23,424
108	BASF SE	8,892
780	Bayer AG	54,962
143	Bayerische Motoren Werke AG	13,601
1,399	Deutsche Wohnen AG	20,582
495	GSW Immobilien AG (a)	16,474
195	Muenchener Rueckversicherungs AG	28,324
560	SAP AG	37,136

		203,395

SHARES	SECURITY DESCRIPTION	VALUE
	Hong Kong — 0.1%
10,000	Giordano International Ltd.	8,694
652	HKT Trust/HKT Ltd. (a)	507

		9,201

	Indonesia — 0.3%
117,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	37,109
41,500	Sampoerna Agro PT	14,757

		51,866

	Ireland — 0.1%
387	Accenture plc, Class A	25,136

	Israel — 0.2%
670	Teva Pharmaceutical Industries Ltd.	30,637

	Italy — 0.2%
1,900	ENI S.p.A.	42,218

	Japan — 4.0%
2,000	Anritsu Corp.	26,095
800	Asahi Group Holdings Ltd.	18,014
2,500	Bridgestone Corp.	59,154
700	Canon, Inc.	31,730
5	CyberAgent, Inc.	15,399
500	Dena Co., Ltd.	15,689
500	East Japan Railway Co.	31,109
1,200	Gree, Inc.	32,456
1,000	Honda Motor Co., Ltd.	35,989
10	Japan Tobacco, Inc.	55,397
1,000	Kansai Paint Co., Ltd.	10,763
1,600	Konami Corp.	46,273
16,700	Mitsubishi UFJ Financial Group, Inc.	80,185
4,000	Mizuho Financial Group, Inc.	6,306
2,600	Namco Bandai Holdings, Inc.	37,177
500	Nippon Telegraph & Telephone Corp.	22,623
5,000	Nissan Motor Co., Ltd.	51,985
5	NTT DoCoMo, Inc.	8,538
600	Softbank Corp.	17,908
1,000	Sumitomo Corp.	14,211
2,400	Sumitomo Mitsui Financial Group, Inc.	76,797
1,200	Toyota Motor Corp.	49,173
100	Unicharm Corp.	5,594
700	West Japan Railway Co.	28,758

		777,323

	Malaysia — 0.3%
19,700	Sime Darby Bhd	63,308

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	Netherlands — 0.9%
950	Gemalto N.V.	70,770
1,400	ING Groep N.V., CVA (a)	9,877
2,000	Royal Dutch Shell plc, Class A	71,332
800	Royal Dutch Shell plc, Class B	29,275

		181,254

	New Zealand — 0.0% (g)
3,900	Telecom Corp. of New Zealand Ltd.	8,385

	Norway — 0.4%
8,000	Kvaerner ASA	23,658
550	Statoil ASA	14,758
1,750	Telenor ASA	32,167

		70,583

	Singapore — 0.7%
41,000	First Real Estate Investment Trust	29,636
16,000	First Resources Ltd.	24,237
5,000	Indofood Agri Resources Ltd. (a)	5,730
2,000	Keppel Corp., Ltd.	17,790
114,000	Lippo Malls Indonesia Retail Trust (m)	37,730
6,000	SembCorp Industries Ltd.	24,371

		139,494

	Sweden — 0.1%
550	Swedish Match AB	22,405

	Switzerland — 1.3%
242	ACE Ltd.	18,385
224	Cie Financiere Richemont S.A., Class A	13,865
570	Credit Suisse Group AG (a)	13,634
1,145	Nestle S.A.	70,176
500	Novartis AG	27,608
800	Swiss Re AG (a)	50,235
28	Syngenta AG	9,819
366	Tyco International Ltd.	20,544
140	Zurich Insurance Group AG (a)	34,300

		258,566

	United Kingdom — 3.4%
18,250	Barclays plc	64,611
2,820	Berkeley Group Holdings plc (a)	58,637
1,129	BG Group plc	26,639
14,000	BP plc	101,137
850	British American Tobacco plc	43,596
8,600	BT Group plc	29,416
1,150	Diageo plc	29,007
1,330	GlaxoSmithKline plc	30,725
2,799	HSBC Holdings plc	25,267

SHARES	SECURITY DESCRIPTION	VALUE
	United Kingdom –– Continued
670	Imperial Tobacco Group plc	26,793
8,900	Legal & General Group plc	16,994
909	National Grid plc	9,816
1,400	Pearson plc	26,370
3,000	Prudential plc	36,768
313	SABMiller plc	13,155
1,800	Standard Chartered plc	44,002
18,700	Vodafone Group plc	51,761
830	Weir Group plc (The)	22,976

		657,670

	United States — 7.2%
315	Advance Auto Parts, Inc.	28,917
636	Altria Group, Inc.	20,486
562	American Express Co.	33,838
530	AmerisourceBergen Corp.	19,721
375	Amgen, Inc.	26,666
145	Apple, Inc. (a)	84,715
915	Ares Capital Corp.	14,677
364	Berkshire Hathaway, Inc., Class B (a)	29,284
220	Bunge Ltd.	14,190
341	Capital One Financial Corp.	18,919
111	CF Industries Holdings, Inc.	21,430
472	Chevron Corp.	50,296
344	Citigroup, Inc.	11,366
864	Comcast Corp., Class A	26,205
169	Cummins, Inc.	19,575
54	Deere & Co.	4,447
250	Dow Chemical Co. (The)	8,470
541	DTE Energy Co.	30,502
1,011	EMC Corp. (a)	28,520
454	Estee Lauder Cos., Inc. (The), Class A	29,669
241	Exxon Mobil Corp.	20,808
1,048	Fifth Third Bancorp	14,913
162	Flowserve Corp.	18,619
57	Google, Inc., Class A (a)	34,498
658	HollyFrontier Corp.	20,280
244	International Business Machines Corp.	50,527
741	Macy’s, Inc.	30,396
919	Microsoft Corp.	29,426
1,000	Mylan, Inc. (a)	21,710
299	National Oilwell Varco, Inc.	22,652
196	Noble Energy, Inc.	19,467
340	Norfolk Southern Corp.	24,796
332	Occidental Petroleum Corp.	30,285

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United States –– Continued
2,166	Pfizer, Inc.	49,666
416	Philip Morris International, Inc.	37,236
94	PPG Industries, Inc.	9,893
525	QUALCOMM, Inc.	33,516
152	Ralph Lauren Corp.	26,185
651	Reynolds American, Inc.	26,580
134	Simon Property Group, Inc.	20,850
200	SL Green Realty Corp.	16,488
743	Stone Energy Corp. (a)	20,841
349	Time Warner Cable, Inc.	28,077
340	Timken Co.	19,213
517	UnitedHealth Group, Inc.	29,030
762	Verizon Communications, Inc.	30,770
199	Visa, Inc., Class A	24,473
89	W.W. Grainger, Inc.	18,496
686	Wal-Mart Stores, Inc.	40,412
364	Watson Pharmaceuticals, Inc. (a)	27,431
1,369	Wells Fargo & Co.	45,766
664	Xilinx, Inc.	24,156
367	Yum! Brands, Inc.	26,692

		1,416,041

	Total Common Stocks (Cost $4,398,963)	4,513,543

PRINCIPAL AMOUNT
Corporate Bonds — 26.6%
	Australia — 0.3%
	FMG Resources August 2006 Pty Ltd.,
2,000	6.000%, 04/01/17 (e)	2,035
3,000	6.375%, 02/01/16 (e)	3,060
26,000	6.875%, 02/01/18 (e)	26,715
9,000	6.875%, 04/01/22 (e)	9,135
10,000	7.000%, 11/01/15 (e)	10,350

		51,295

	Bahamas — 0.0% (g)
3,000	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	2,749

	Bermuda — 0.1%
10,000	Aircastle Ltd., 9.750%, 08/01/18	11,025

	Canada — 0.2%
10,000	Masonite International Corp., 8.250%, 04/15/21 (e)	10,400
2,000	New Gold, Inc., 7.000%, 04/15/20 (e)	2,045

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Canada — Continued
19,000	Novelis, Inc., 8.750%, 12/15/20	20,947
10,000	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	10,000

		43,392

	Cayman Islands — 0.1%
14,000	MCE Finance Ltd., 10.250%, 05/15/18	15,820

	Ireland — 0.0% (g)
10,000	XL Group plc, Series E, VAR, 6.500%, 04/15/17 (x)	8,325

	Luxembourg — 0.7%
50,000	Intelsat Jackson Holdings S.A., 7.250%, 04/01/19	52,125
90,000	Intelsat Luxembourg S.A., PIK, 12.500%, 02/04/17	93,825

		145,950

	Mexico — 0.0% (g)
3,000	Kansas City Southern de Mexico S.A. de C.V., 6.625%, 12/15/20	3,330

	Netherlands — 0.0% (g)
5,000	Royal Bank of Scotland N.V., VAR, 1.175%, 03/09/15	4,210

	United Kingdom — 0.1%
15,000	Royal Bank of Scotland Group plc, 5.050%, 01/08/15	14,531

	United States — 25.1%
108,000	AbitibiBowater, Inc., 10.250%, 10/15/18	125,280
100,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	91,500
5,000	Actuant Corp., 5.625%, 06/15/22 (e)	5,131
25,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	27,563
	AK Steel Corp.,
15,000	7.625%, 05/15/20	14,400
6,000	8.375%, 04/01/22	5,790
8,000	Alliance One International, Inc., 10.000%, 07/15/16	8,080
	Ally Financial, Inc.,
20,000	6.250%, 12/01/17	21,039
56,000	8.000%, 11/01/31	64,120
10,000	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	10,050
9,000	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	9,506

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
30,000	American International Group, Inc., VAR, 8.175%, 05/15/58	32,063
6,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	6,135
6,000	7.000%, 05/20/22	6,120
10,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	10,100
5,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (e)	5,288
25,000	Amkor Technology, Inc., 6.625%, 06/01/21	25,625
10,000	Anixter, Inc., 5.625%, 05/01/19	10,225
25,000	Arch Coal, Inc., 7.250%, 10/01/20	22,375
25,000	Avaya, Inc., 7.000%, 04/01/19 (e)	25,000
15,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	15,713
5,000	9.625%, 03/15/18	5,450
10,000	BakerCorp International, Inc., 8.250%, 06/01/19 (e)	10,200
11,000	Ball Corp., 5.000%, 03/15/22	11,193
30,000	Bank of America Corp., 6.500%, 08/01/16	32,799
35,000	Series K, VAR, 8.000%, 01/30/18 (x)	36,110
25,000	Belden, Inc., 7.000%, 03/15/17	25,688
8,000	Berry Plastics Corp., 9.500%, 05/15/18	8,480
25,000	Biomet, Inc., 10.000%, 10/15/17	26,969
25,000	Brightstar Corp., 9.500%, 12/01/16 (e)	26,313
17,000	Building Materials Corp. of America, 7.500%, 03/15/20 (e)	18,105
8,000	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	8,140
6,000	Burger King Corp., 9.875%, 10/15/18	6,818
5,000	Cablevision Systems Corp., 7.750%, 04/15/18	5,312
7,000	8.625%, 09/15/17	7,683
100,000	Calpine Corp., 7.875%, 01/15/23 (e)	107,750
5,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 05/01/19	5,212
14,250	Capmark Financial Group, Inc., Series B, VAR, 9.000%, 09/30/15	14,303
25,000	Carriage Services, Inc., 7.875%, 01/15/15	25,375
5,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 06/01/20	5,456

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	United States –– Continued
50,000	8.125%, 04/30/20	56,000
5,000	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	5,350
4,000	8.500%, 04/01/19 (e)	4,280
50,000	Cenveo Corp., 8.875%, 02/01/18	46,000
10,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	10,800
50,000	Chemtura Corp., 7.875%, 09/01/18	53,500
15,000	Chesapeake Energy Corp., 6.775%, 03/15/19	14,587
6,000	Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125%, 07/15/22	5,775
10,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	9,400
30,000	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	30,975
3,000	Cimarex Energy Co., 5.875%, 05/01/22	3,105
5,000	Cinemark USA, Inc., 7.375%, 06/15/21	5,400
10,000	8.625%, 06/15/19	11,112
75,000	CIT Group, Inc., 6.625%, 04/01/18 (e)	81,562
28,752	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 0.000%, 01/15/17 (d)	31,635
15,000	CKE Restaurants, Inc., 11.375%, 07/15/18	17,287
	Claire’s Stores, Inc.,
22,000	8.875%, 03/15/19	19,415
35,000	9.000%, 03/15/19 (e)	36,050
	Clear Channel Worldwide Holdings, Inc.,
5,000	7.625%, 03/15/20 (e)	4,862
15,000	7.625%, 03/15/20 (e)	14,850
75,000	9.250%, 12/15/17	81,844
25,000	Series B, 9.250%, 12/15/17	27,406
10,000	CNH Capital LLC, 6.250%, 11/01/16 (e)	10,662
35,000	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	37,975
50,000	Comstock Resources, Inc., 7.750%, 04/01/19	46,500
40,000	Concho Resources, Inc., 7.000%, 01/15/21	43,500
11,000	CONSOL Energy, Inc., 8.000%, 04/01/17	11,605
	Constellation Brands, Inc.,
5,000	6.000%, 05/01/22	5,262

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
10,000	7.250%, 09/01/16	11,300
61,403	Continental Airlines 2005-ERJ1 Pass- Through Trust, 9.798%, 04/01/21	65,702
10,000	Continental Resources, Inc., 5.000%, 09/15/22 (e)	10,150
20,000	Cricket Communications, Inc., 7.750%, 10/15/20	18,750
5,000	CSC Holdings LLC, 8.625%, 02/15/19	5,675
13,000	DaVita, Inc., 6.375%, 11/01/18	13,650
	Dean Foods Co.,
5,000	7.000%, 06/01/16	5,200
5,000	9.750%, 12/15/18	5,578
100,000	Deluxe Corp., 7.000%, 03/15/19	103,750
5,000	DineEquity, Inc., 9.500%, 10/30/18	5,525
25,000	DISH DBS Corp., 6.750%, 06/01/21	27,375
40,000	Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	42,700
100,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	110,375
3,000	Energy Transfer Partners LP, 5.200%, 02/01/22	3,198
15,000	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19	15,488
	Everest Acquisition LLC/Everest Acquisition Finance, Inc.,
4,000	6.875%, 05/01/19 (e)	4,200
13,000	9.375%, 05/01/20 (e)	13,845
5,000	Felcor Lodging LP, 6.750%, 06/01/19	5,050
50,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	45,625
7,000	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 05/01/20 (e)	7,210
5,000	Fidelity National Information Services, Inc., 7.625%, 07/15/17 (e)	5,463
	First Data Corp.,
14,000	7.375%, 06/15/19 (e)	14,315
10,000	8.250%, 01/15/21 (e)	9,850
15,000	10.550%, 09/24/15	15,263
75,000	Ford Motor Co., 7.450%, 07/16/31	95,531
25,000	Forest Oil Corp., 7.250%, 06/15/19	24,688
50,000	Fresenius Medical Care U.S. Finance, Inc., 6.500%, 09/15/18 (e)	53,500
25,000	Frontier Communications Corp., 8.500%, 04/15/20	26,000
16,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18 (e)	16,480

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	United States — Continued
25,000	Gibraltar Industries, Inc., Series B, 8.000%, 12/01/15	25,719
5,000	Gulfmark Offshore, Inc., 6.375%, 03/15/22 (e)	5,100
15,000	Gymboree Corp., 9.125%, 12/01/18	14,175
5,000	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	5,200
	HCA, Inc.,
50,000	6.500%, 02/15/20	53,500
20,000	7.500%, 02/15/22	21,525
5,000	8.000%, 10/01/18	5,569
10,000	HD Supply, Inc., 8.125%, 04/15/19 (e)	10,737
15,000	Health Management Associates, Inc.,
	7.375%, 01/15/20 (e)	15,619
15,000	Hertz Corp. (The), 7.375%, 01/15/21	16,125
25,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	27,000
5,000	Host Hotels & Resorts LP, 6.000%, 10/01/21 (e)	5,337
30,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	29,512
	International Lease Finance Corp.,
79,000	8.250%, 12/15/20	88,480
13,000	8.625%, 01/15/22	14,871
	Isle of Capri Casinos, Inc.,
11,000	7.000%, 03/01/14	10,972
15,000	7.750%, 03/15/19	15,450
9,000	J. Crew Group, Inc., 8.125%, 03/01/19	9,315
	JBS USA LLC/JBS USA Finance, Inc.,
10,000	8.250%, 02/01/20 (e)	10,125
7,000	11.625%, 05/01/14	8,050
8,000	KB Home, 6.250%, 06/15/15	7,780
50,000	Key Energy Services, Inc., 6.750%, 03/01/21	51,500
6,000	Laredo Petroleum, Inc., 7.375%, 05/01/22 (e)	6,210
5,000	Lawson Software, Inc., 9.375%, 04/01/19 (e)	5,225
10,000	Lennar Corp., Series B, 12.250%, 06/01/17	12,875
	Liberty Mutual Group, Inc.,
60,000	7.800%, 03/15/37 (e)	58,800
4,000	VAR, 10.750%, 06/15/58 (e)	5,440
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
10,000	6.250%, 06/15/22	10,525
15,000	6.750%, 11/01/20	16,462

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
10,000	MDC Holdings, Inc., 5.625%, 02/01/20	9,833
	Mediacom LLC/Mediacom Capital Corp.,
10,000	7.250%, 02/15/22 (e)	10,150
5,000	9.125%, 08/15/19	5,450
30,000	MetroPCS Wireless, Inc., 6.625%, 11/15/20	28,875
	MGM Resorts International,
5,000	8.625%, 02/01/19 (e)	5,431
25,000	11.375%, 03/01/18	29,781
2,000	Monaco SpinCo, Inc., 6.750%, 04/30/20 (e)	2,070
25,000	Multiplan, Inc., 9.875%, 09/01/18 (e)	27,125
5,000	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	5,512
15,000	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	15,413
10,000	Newfield Exploration Co., 5.750%, 01/30/22	10,650
100,000	NewPage Corp., 11.375%, 12/31/14 (d)	68,000
20,000	NII Capital Corp., 7.625%, 04/01/21	18,600
50,000	Noranda Aluminum Acquisition Corp., PIK, 4.659%, 05/15/15	48,125
10,000	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	10,150
17,000	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	17,595
	Peabody Energy Corp.,
10,000	6.000%, 11/15/18 (e)	10,150
10,000	6.250%, 11/15/21 (e)	10,125
15,000	Peninsula Gaming LLC/Peninsula Gaming Corp., 10.750%, 08/15/17	16,538
15,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	16,538
5,000	Pioneer Drilling Co., 9.875%, 03/15/18 (e)	5,275
50,000	PolyOne Corp., 7.375%, 09/15/20	53,500
4,000	Prestige Brands, Inc., 8.125%, 02/01/20 (e)	4,370
	QEP Resources, Inc.,
15,000	5.375%, 10/01/22	15,000
10,000	6.875%, 03/01/21	10,975
100,000	QVC, Inc., 7.500%, 10/01/19 (e)	110,000
	R.R. Donnelley & Sons Co.,
15,000	7.250%, 05/15/18	14,512
10,000	7.625%, 06/15/20	9,488
5,000	8.250%, 03/15/19	4,962

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	United States — Continued
8,000	Range Resources Corp., 5.000%, 08/15/22	7,980
10,000	Regal Cinemas Corp., 8.625%, 07/15/19	11,000
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19 (e)	100,500
	Rite Aid Corp.,
20,000	7.500%, 03/01/17	20,450
35,000	9.500%, 06/15/17	35,087
10,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	11,200
20,000	Samson Investment Co., 9.750%, 02/15/20 (e)	20,875
25,000	Service Corp. International, 8.000%, 11/15/21	28,562
30,000	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	27,600
17,000	Sitel LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)	16,660
100,000	SM Energy Co., 6.625%, 02/15/19	105,500
7,000	Smithfield Foods, Inc., 7.750%, 07/01/17	7,857
91,000	Sprint Capital Corp., 6.900%, 05/01/19	79,625
	Sprint Nextel Corp.,
32,000	9.000%, 11/15/18 (e)	35,240
3,000	11.500%, 11/15/21 (e)	3,187
18,000	SquareTwo Financial Corp., 11.625%, 04/01/17	17,190
20,000	Standard Pacific Corp., 8.375%, 05/15/18	21,150
6,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	6,382
50,000	SUPERVALU, Inc., 8.000%, 05/01/16	52,500
10,000	Swift Energy Co., 7.875%, 03/01/22 (e)	10,225
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
6,000	6.375%, 08/01/22 (e)	6,045
100,000	6.875%, 02/01/21	104,500
	Tenet Healthcare Corp.,
5,000	6.250%, 11/01/18 (e)	5,200
30,000	8.000%, 08/01/20	31,200
50,000	TransDigm, Inc., 7.750%, 12/15/18	54,500
25,000	Trimas Corp., 9.750%, 12/15/17	27,750
25,000	Tutor Perini Corp., 7.625%, 11/01/18	25,375
23,000	UCI International, Inc., 8.625%, 02/15/19	23,575
38,000	United States Steel Corp., 7.375%, 04/01/20	38,855

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
100,000	Univision Communications, Inc., 6.875%, 05/15/19 (e)	101,125
7,000	USPI Finance Corp., 9.000%, 04/01/20 (e)	7,333
5,000	Vail Resorts, Inc., 6.500%, 05/01/19	5,275
20,000	Valassis Communications, Inc., 6.625%, 02/01/21	20,300
15,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.750%, 02/01/19 (e)	15,056
5,000	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	5,013
4,000	Viasystems, Inc., 7.875%, 05/01/19 (e)	4,050
45,000	Vulcan Materials Co., 7.500%, 06/15/21	49,838
37,000	W&T Offshore, Inc., 8.500%, 06/15/19	39,035
30,000	Wachovia Capital Trust III, VAR, 5.570%, 06/04/12 (x)	27,825
	Windstream Corp.,
5,000	7.500%, 06/01/22	5,238
25,000	7.750%, 10/15/20	26,750
	WMG Acquisition Corp.,
15,000	9.500%, 06/15/16	16,388
2,000	9.500%, 06/15/16 (e)	2,185
4,000	11.500%, 10/01/18	4,360
	WPX Energy, Inc.,
10,000	5.250%, 01/15/17 (e)	9,900
10,000	6.000%, 01/15/22 (e)	9,725
5,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 03/15/22 (e)	4,900
25,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	27,250
10,000	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	10,763

		4,926,064

	Total Corporate Bonds (Cost $5,111,070)	5,226,691

Foreign Government Security — 8.8%
	Germany — 8.8%
EUR 1,120,000	Bundesrepublik Deutschland, 3.500%, 07/04/19 (Cost $1,683,097)	1,725,924

SHARES	SECURITY DESCRIPTION	VALUE
Investment Companies — 19.4%
	United States — 19.4%
24,245	iShares MSCI Emerging Markets Index Fund	1,023,139
230,252	JPMorgan Emerging Markets Debt Fund, Class R5 Shares (b)	1,950,238
19,435	Vanguard MSCI Emerging Markets ETF	826,570

	Total Investment Companies (Cost $3,795,514)	3,799,947

PRINCIPAL AMOUNT
Loan Participations & Assignments — 0.7%
	United States — 0.7%
55,000	Caesars Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 3.239%, 01/28/15	52,204
50,000	Freedom Group, Inc., Term Loan B, VAR, 04/01/19 ^	50,375
24,940	Gymboree, 1st Lien Term Loan, VAR, 5.000%, 02/23/18 ^	23,969
4,317	PL Propylene LLC, Term Loan, VAR, 7.000%, 03/29/17 ^	4,344

	Total Loan Participations & Assignments (Cost $124,902)	130,892

NUMBER OF CONTRACTS
Options Purchased — 0.5%
	Call Option Purchased — 0.5%
18	E-mini S&P 500, Expiring 06/16/12 @ 1,350.00, European Style (a) (Cost $86,274)	107,046

SHARES
Preferred Stock — 0.0% (g)
	Germany — 0.0% (g)
50	Volkswagen AG (Cost $8,036)	9,478

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 2.4%
470,000	U.S. Treasury Note, 2.875%, 01/31/13 (Cost $479,592)	479,474

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE
Rights — 0.0% (g)
	Germany — 0.0% (g)
495	GSW Immobilien AG, expiring 05/02/12 (a) (Cost $—)	582

SHARES
Short-Term Investment — 16.7%
	Investment Company — 16.7%
3,276,195	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $3,276,195)	3,276,195

	Total Investments — 98.1% (Cost $18,963,643)	19,269,772
	Other Assets in Excess of Liabilities — 1.9%	369,409

	NET ASSETS — 100.0%	$19,639,181

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	19.7%
Foreign Government Security	9.0
Oil, Gas & Consumable Fuels	6.3
Commercial Banks	2.9
Media	2.6
U.S. Treasury Obligation	2.5
Insurance	2.2
Diversified Telecommunication Services	2.2
Food Products	1.9
Health Care Providers & Services	1.9
Pharmaceuticals	1.9
Hotels, Restaurants & Leisure	1.7
Automobiles	1.6
Tobacco	1.2
Diversified Financial Services	1.2
Consumer Finance	1.2
Commercial Services & Supplies	1.1
Metals & Mining	1.1
Paper & Forest Products	1.0
Computers & Peripherals	1.0
Others (each less than 1.0%)	18.8
Short-Term Investment	17.0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	TOPIX Index	06/07/12	904,622	(23,872)
7	E-mini Russell 2000	06/15/12	570,430	9,540
24	E-mini S&P 500	06/15/12	1,672,320	39,547
4	10 Year U.S. Treasury Note	06/20/12	529,125	7,427
15	5 Year U.S. Treasury Note	06/29/12	1,856,953	21,493
	Short Futures Outstanding
(12)	Dow Jones Euro STOXX 50 Index	06/15/12	(358,829)	31,869
(2)	Long Gilt	06/27/12	(375,247)	5

				86,009

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
21,233	EUR	BNP Paribas	06/27/12	28,171	28,114	57
935,112	EUR	Citibank, N.A.	06/27/12	1,248,980	1,238,134	10,846
366,307	EUR	Goldman Sachs International	06/27/12	489,237	485,009	4,228
10,076	EUR	Westpac Banking Corp.	06/27/12	13,433	13,341	92

				1,779,821	1,764,598	15,223

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CVA	—	Dutch Certification
ETF	—	Exchange Traded Fund
EUR	—	Euro
PIK	—	Payment-in-Kind
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2012.

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	—	Defaulted Security.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.1%.
(l)	—	The rate shown is the current yield as of April 30, 2012.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2012.
^	—	All or portion of the security is unsettled as of April 30, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $3,043,497 and 15.8%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

Global Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$14,043,339
Investments in affiliates, at value	5,226,433

Total investment securities, at value	19,269,772
Cash	177,771
Foreign currency, at value	2,705
Deposits at broker for futures contracts	27,000
Receivables:
Investment securities sold	244,613
Interest and dividends from non-affiliates	189,142
Dividends from affiliates	510
Tax reclaims	1,804
Variation margin on futures contracts	34,651
Unrealized appreciation on forward foreign currency exchange contracts	15,223
Due from Advisor	28,860

Total Assets	19,992,051

LIABILITIES:
Payables:
Investment securities purchased	282,621
Accrued liabilities:
Distribution fees	60
Custodian and accounting fees	574
Trustees’ and Chief Compliance Officer’s fees	324
Audit fees	38,773
Other	30,518

Total Liabilities	352,870

Net Assets	$19,639,181

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

Global Allocation Fund
NET ASSETS:
Paid-in-Capital	$20,415,593
Accumulated undistributed (distributions in excess of) net investment income	89,829
Accumulated net realized gains (losses)	(1,274,172)
Net unrealized appreciation (depreciation)	407,931

Total Net Assets	$19,639,181

Net Assets:
Class A	$48,988
Class C	48,763
Class R2	48,875
Select Class	19,492,555

Total	$19,639,181

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,403
Class C	3,392
Class R2	3,398
Select Class	1,353,513

Net Asset Value (a):
Class A—Redemption price per share	$14.39
Class C—Offering price per share (b)	14.37
Class R2—Offering and redemption price per share	14.39
Select Class—Offering and redemption price per share	14.40

Class A maximum sales charge	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$15.07

Cost of investments in non-affiliates	$13,808,634
Cost of investments in affiliates	5,155,009
Cost of foreign currency	2,697

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

Global Allocation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$239,768
Interest income from affiliates	124
Dividend income from non-affiliates	76,395
Dividend income from affiliates	69,443
Foreign taxes withheld	(3,096)

Total investment income	382,634

EXPENSES:
Investment advisory fees	55,921
Administration fees	8,189
Distribution fees:
Class A	58
Class C	174
Class R2	116
Shareholder servicing fees:
Class A	58
Class C	58
Class R2	58
Select Class	23,126
Custodian and accounting fees	51,266
Interest expense to affiliates	56
Professional fees	46,044
Trustees’ and Chief Compliance Officer’s fees	80
Printing and mailing costs	1,760
Registration and filing fees	12,844
Transfer agent fees	7,271
Offering costs	18,247
Other	3,034

Total expenses	228,360

Less amounts waived	(87,410)
Less earnings credits	(1)
Less expense reimbursements	(65,984)

Net expenses	74,965

Net investment income (loss)	307,669

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(91,577)
Futures	806,907
Foreign currency transactions	5,087

Net realized gain (loss)	720,417

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	463,366
Investments in affiliates	75,480
Futures	(104,650)
Foreign currency translations	82,130

Change in net unrealized appreciation (depreciation)	516,326

Net realized/unrealized gains (losses)	1,236,743

Change in net assets resulting from operations	$1,544,412

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Six Months Ended 4/30/2012 (Unaudited)	Period Ended 10/31/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$307,669	$203,775
Net realized gain (loss)	720,417	(2,000,611)
Change in net unrealized appreciation (depreciation)	516,326	(108,395)

Change in net assets resulting from operations	1,544,412	(1,905,231)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(874)	(84)
Class C
From net investment income	(784)	(23)
Class R2
From net investment income	(829)	(48)
Select Class
From net investment income	(365,032)	(48,037)

Total distributions to shareholders	(367,519)	(48,192)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	367,519	20,048,192

NET ASSETS:
Change in net assets	1,544,412	18,094,769
Beginning of period	18,094,769	—

End of period	$19,639,181	$18,094,769

Accumulated undistributed (distributions in excess of) net investment income	$89,829	$149,679

(a)	Commencement of operations was May 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Six Months Ended 4/30/2012 (Unaudited)	Period Ended 10/31/2011(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	874	84

Change in net assets from Class A capital transactions	$874	$50,084

Class C
Proceeds from shares issued	—	50,000
Dividends and distributions reinvested	784	23

Change in net assets from Class C capital transactions	$784	$50,023

Class R2
Proceeds from shares issued	—	50,000
Dividends and distributions reinvested	829	48

Change in net assets from Class R2 capital transactions	$829	$50,048

Select Class
Proceeds from shares issued	—	19,850,000
Dividends and distributions reinvested	365,032	48,037

Change in net assets from Select Class capital transactions	$365,032	$19,898,037

Total change in net assets from capital transactions	$367,519	$20,048,192

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	63	7

Change in Class A Shares	63	3,340

Class C
Issued	—	3,333
Reinvested	57	2

Change in Class C Shares	57	3,335

Class R2
Issued	—	3,333
Reinvested	61	4

Change in Class R2 Shares	61	3,337

Select Class
Issued	—	1,323,333
Reinvested	26,623	3,557

Change in Select Class Shares	26,623	1,326,890

(a)	Commencement of operations was May 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

20

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
Global Allocation Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$13.53	$0.21	$0.91	$1.12	$(0.26)	$14.39	8.39%	$48,988	1.05	% (g)	3.06	% (g)	2.60	% (g)	31%
May 31, 2011 (f) through October 31, 2011	15.00	0.14	(1.58)	(1.44)	(0.03)	13.53	(9.63)	45,190	1.05	(g)	2.36	(g)	2.79	(g)	51
Class C
Six Months Ended April 30, 2012 (Unaudited)	13.52	0.18	0.90	1.08	(0.23)	14.37	8.12	48,763	1.55	(g)	2.56	(g)	3.07	(g)	31
May 31, 2011 (f) through October 31, 2011	15.00	0.11	(1.58)	(1.47)	(0.01)	13.52	(9.83)	45,096	1.55	(g)	1.86	(g)	3.28	(g)	51
Class R2
Six Months Ended April 30, 2012 (Unaudited)	13.53	0.19	0.92	1.11	(0.25)	14.39	8.29	48,875	1.30	(g)	2.81	(g)	2.83	(g)	31
May 31, 2011 (f) through October 31, 2011	15.00	0.12	(1.58)	(1.46)	(0.01)	13.53	(9.71)	45,143	1.30	(g)	2.10	(g)	3.04	(g)	51
Select Class
Six Months Ended April 30, 2012 (Unaudited)	13.53	0.23	0.91	1.14	(0.27)	14.40	8.57	19,492,555	0.80	(g)	3.31	(g)	2.35	(g)	31
May 31, 2011 (f) through October 31, 2011	15.00	0.15	(1.58)	(1.43)	(0.04)	13.53	(9.56)	17,959,340	0.80	(g)	2.61	(g)	2.55	(g)	51

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Does not include expenses of Underlying Funds.

(f)	Commencement of operations.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011 and the six months ended April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term total return.

The Fund commenced operations on May 31, 2011. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

22

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$125,740	$—	$125,740
Belgium	—	62,364	—	62,364
China	—	17,925	—	17,925
Denmark	—	65,459	—	65,459
France	—	284,573	—	284,573
Germany	—	203,395	—	203,395
Hong Kong	—	9,201	—	9,201
Indonesia	—	51,866	—	51,866
Ireland	25,136	—	—	25,136
Israel	—	30,637	—	30,637
Italy	—	42,218	—	42,218
Japan	—	777,323	—	777,323

23

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Malaysia	$—	$63,308	$—	$63,308
Netherlands	—	181,254	—	181,254
New Zealand	—	8,385	—	8,385
Norway	—	70,583	—	70,583
Singapore	—	139,494	—	139,494
Sweden	—	22,405	—	22,405
Switzerland	38,929	219,637	—	258,566
United Kingdom	—	657,670	—	657,670
United States	1,416,041	—	—	1,416,041

Total Common Stocks	1,480,106	3,033,437	—	4,513,543

Corporate Bonds
Australia	—	51,295	—	51,295
Bahamas	—	2,749	—	2,749
Bermuda	—	11,025	—	11,025
Canada	—	43,392	—	43,392
Cayman Islands	—	15,820	—	15,820
Ireland	—	8,325	—	8,325
Luxembourg	—	145,950	—	145,950
Mexico	—	3,330	—	3,330
Netherlands	—	4,210	—	4,210
United Kingdom	—	14,531	—	14,531
United States	—	4,926,064	—	4,926,064

Total Corporate Bonds	—	5,226,691	—	5,226,691

Foreign Government Security	—	1,725,924	—	1,725,924
Investment Companies
United States	3,799,947	—	—	3,799,947
Loan Participations & Assignments
United States	—	130,892	—	130,892
Options Purchased	—	107,046	—	107,046
Preferred Stock
Germany	—	9,478	—	9,478
U.S. Treasury Obligation	—	479,474	—	479,474
Rights
Germany	—	582	—	582
Short-Term Investment
Investment Company	3,276,195	—	—	3,276,195

Total Investments in Securities	$8,556,248	$10,713,524	$—	$19,269,772

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$15,223	$—	$15,223
Futures Contracts	109,881	—	—	109,881

Total Appreciation in Other Financial
Instruments	$109,881	$15,223	—	$125,104

Depreciation in Other Financial Instruments
Futures Contracts	$(23,872)	$—	$—	$(23,872)

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

24

B. Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates:

	For the six months ended April 30, 2012
Affiliate	Value at October 31, 2011	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at April 30, 2012	Value at April 30, 2012
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	$1,807,954	$66,804	$—	$—	$66,804	230,252	$1,950,238
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,726,475	10,071,121	10,521,401	—	2,639	3,276,195	3,276,195

Total	$5,534,429			$—	$69,443		$5,226,433

C. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

25

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation.

If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

26

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$107,046	$80,956	$—
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	28,925	—
Foreign exchange contracts	Receivables	—	—	15,223

Total		$107,046	$109,881	$15,223

Liabilities:
Equity contracts	Payable, Net Assets — Unrealized Depreciation	$—	$(23,872)	$—

Total		$—	$(23,872)	$—

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2012, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$22,492	$783,205	$—	$805,697
Interest rate contracts	—	23,702	—	23,702
Foreign exchange contracts	—	—	38,983	38,983

Total	$22,492	$806,907	$38,983	$868,382

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Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$33,102	$(209,412)	$—	$(176,310)
Interest rate contracts	—	104,762	—	104,762
Foreign exchange contracts	—	—	81,428	81,428

Total	$33,102	$(104,650)	$81,428	$9,880

The Fund’s derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2012. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$7,332,659
Average Notional Balance Short	559,811	(a)
Ending Notional Balance Long	5,533,450
Ending Notional Balance Short	734,076
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	40,752	(b)
Average Settlement Value Sold	2,051,548
Ending Settlement Value Purchased	—
Ending Settlement Value Sold	1,779,821
Exchange-Traded Options:
Average Number of Contracts Purchased	16
Ending Number of Contracts Purchased	18

(a)	Average is for the period March 1, 2012 through April 30, 2012.
(b)	Average is for the periods November 1, 2011 through November 30, 2011 and January 1, 2012 through February 29, 2012.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

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F. Offering and Organizational Costs — Total offering costs of $36,494 paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

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The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests may impose a separate shareholder service fee. The shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for each class.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

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Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.05%	1.55%	1.30%	0.80%

The expense limitation agreements were in effect for the six months ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

The shares of the Underlying Funds in which the Fund invests impose a separate investment advisory and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 0.60% for investment advisory and 0.25% for shareholder servicing on affiliated investments for each class, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds.

For the six months ended April 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$55,921	$8,189	$23,300	$87,410	$65,984

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in these money market funds for the six months ended April 30, 2012.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

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The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$7,059,548	$4,287,128	$421,579	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$18,963,643	$534,336	$228,207	$306,129

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. At October 31, 2011, the Fund had net short-term capital loss carryforwards of $1,278,878 and net long-term capital loss carryforwards of $195,687, which are available to offset future realized gains.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

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The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, a portion of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2012, the Fund invested approximately 73.4% of its total investments in the United States.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,083.90	$5.44	1.05%
Hypothetical	1,000.00	1,019.64	5.27	1.05

Class C
Actual	1,000.00	1,081.20	8.02	1.55
Hypothetical	1,000.00	1,017.16	7.77	1.55

Class R2
Actual	1,000.00	1,082.90	6.73	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30

Select Class
Actual	1,000.00	1,085.70	4.15	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Specialty

Funds

Semi-Annual Report

April 30, 2012

(Unaudited)

JPMorgan Growth Long/Short Fund

JPMorgan Multi-Cap Long/Short Fund

J.P. Morgan Funds

Semi-Annual Report

April 30, 2012

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

May 15, 2012

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

Quote “As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower—but still healthy—growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

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On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

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JPMorgan Growth Long/Short Fund

Fund Summary

For the six months ended April 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	6.86%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
S&P 500 Index	12.77%

Net Assets as of 4/30/2012	$4,346,016

Investment objective and strategies	The Fund seeks to provide long-term capital appreciation**.
The Fund invests in a focused portfolio of large cap growth securities. The Fund will take short and long positions in ETFs and index futures to decrease equity market/sector exposures.

	TOP TEN LONG POSITIONS OF THE
	PORTFOLIO***
1.	Apple, Inc.	9.5%
2.	priceline.com, Inc.	4.9
3.	Celgene Corp.	4.2
4.	Starbucks Corp.	4.1
5.	MasterCard, Inc., Class A	3.7
6.	Kansas City Southern	3.7
7.	Biogen Idec, Inc.	3.7
8.	Capital One Financial Corp.	3.5
9.	Express Scripts Holding Co.	3.2
10.	Las Vegas Sands Corp.	3.2

TOP TEN SHORT POSITIONS OF
THE PORTFOLIO****
1.	E-Mini S&P 500	100.0%

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Information Technology	36.7%
Consumer Discretionary	18.3
Health Care	13.9
Industrials	6.1
Energy	5.8
Financials	3.5
Materials	1.8
Short-Term Investment	13.9

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Futures	100.0%

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of April 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of April 30, 2012. The Fund’s composition is subject to change.

3

JPMorgan Growth Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		6.81%	3.03%	4.62%
With Sales Charge**		1.20	(2.38)	0.71
CLASS C SHARES	11/30/10
Without CDSC		6.51	2.45	4.07
With CDSC***		5.51	1.45	4.07
SELECT CLASS SHARES	11/30/10	6.86	3.28	4.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Growth Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Multi-Cap Long/Short Fund

Fund Summary

For the six months ended April 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(0.85)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
S&P 500 Index	12.77%

Net Assets as of 4/30/2012	$4,042,615

Investment objective and strategies	The Fund seeks to provide long-term capital appreciation**.
The Fund invests primarily in long and short positions in equity securities across all market capitalizations. The Fund employs a bottom-up fundamental approach.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	2.4%
2.	Microchip Technology, Inc.	2.3
3.	VMware, Inc., Class A	2.3
4.	Sherwin-Williams Co. (The)	2.3
5.	MICROS Systems, Inc.	2.2
6.	Valeant Pharmaceuticals International, Inc., (Canada)	2.2
7.	Cooper Industries plc	2.1
8.	Unilife Corp.	2.1
9.	BorgWarner, Inc.	2.1
10.	Bravo Brio Restaurant Group, Inc.	1.9

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	iShares Russell 2000 Growth Index Fund	17.3%
2.	ABIOMED, Inc.	4.9
3.	Comstock Resources, Inc.	4.8
4.	Zimmer Holdings, Inc.	4.0
5.	Medtronic, Inc.	4.0
6.	AECOM Technology Corp.	3.8
7.	Universal Health Services, Inc., Class B	3.6
8.	Johnson Controls, Inc.	3.2
9.	Harris Corp.	3.1
10.	Illinois Tool Works, Inc.	2.7

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Health Care	21.7%
Information Technology	13.4
Industrials	12.7
Consumer Discretionary	8.6
Energy	4.7
Materials	2.3
Consumer Staples	1.5
Short-Term Investment	35.1

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Health Care	28.9%
Industrials	18.0
Investment Company	17.3
Consumer Discretionary	12.8
Energy	12.5
Information Technology	8.1
Materials	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of April 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of April 30, 2012. The Fund’s composition is subject to change.

6

JPM Multi-Cap Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(0.98)%	(2.90)%	0.38%
With Sales Charge**		(6.16)	(7.99)	(3.38)
CLASS C SHARES	11/30/10
Without CDSC		(1.25)	(3.36)	(0.14)
With CDSC***		(2.25)	(4.36)	(0.14)
SELECT CLASS SHARES	11/30/10	(0.85)	(2.64)	0.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

7

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 92.2%
	Consumer Discretionary — 19.6%
	Hotels, Restaurants & Leisure — 7.8%
2,660	Las Vegas Sands Corp.	147,603
3,330	Starbucks Corp.	191,076

		338,679

	Internet & Catalog Retail — 6.2%
180	Amazon.com, Inc. (a)	41,742
300	priceline.com, Inc. (a)	228,246

		269,988

	Media — 3.0%
2,630	DIRECTV, Class A (a)	129,580

	Textiles, Apparel & Luxury Goods — 2.6%
2,480	Michael Kors Holdings Ltd., (Hong Kong) (a)	113,261

	Total Consumer Discretionary	851,508

	Energy — 6.2%
	Energy Equipment & Services — 2.9%
2,470	Cameron International Corp. (a)	126,588

	Oil, Gas & Consumable Fuels — 3.3%
1,330	Concho Resources, Inc. (a)	142,549

	Total Energy	269,137

	Financials — 3.7%
	Consumer Finance — 3.7%
2,920	Capital One Financial Corp.	162,002

	Health Care — 14.8%
	Biotechnology — 8.5%
1,280	Biogen Idec, Inc. (a)	171,533
2,690	Celgene Corp. (a)	196,155

		367,688

	Health Care Providers & Services — 3.4%
2,655	Express Scripts Holding Co. (a)	148,122

	Pharmaceuticals — 2.9%
1,340	Allergan, Inc.	128,640

	Total Health Care	644,450

	Industrials — 6.6%
	Aerospace & Defense — 2.6%
890	TransDigm Group, Inc. (a)	112,247

	Road & Rail — 4.0%
2,260	Kansas City Southern	174,065

	Total Industrials	286,312

SHARES	SECURITY DESCRIPTION	VALUE($)
	Information Technology — 39.3%
	Communications Equipment — 3.1%
2,090	QUALCOMM, Inc.	133,426

	Computers & Peripherals — 14.5%
760	Apple, Inc. (a)	444,022
3,600	EMC Corp. (a)	101,556
2,220	NetApp, Inc. (a)	86,203

		631,781

	Internet Software & Services — 5.4%
1,065	Baidu, Inc., (China), ADR (a)	141,326
150	Google, Inc., Class A (a)	90,784

		232,110

	IT Services — 8.9%
1,360	Cognizant Technology Solutions Corp., Class A (a)	99,715
385	MasterCard, Inc., Class A	174,124
1,630	Teradata Corp. (a)	113,742

		387,581

	Semiconductors & Semiconductor Equipment — 2.1%
3,600	ARM Holdings plc, (United Kingdom), ADR	91,188

	Software — 5.3%
750	Citrix Systems, Inc. (a)	64,207
540	Salesforce.com, Inc. (a)	84,094
740	VMware, Inc., Class A (a)	82,673

		230,974

	Total Information Technology	1,707,060

	Materials — 2.0%
	Chemicals — 2.0%
1,130	Monsanto Co.	86,083

	Total Common Stocks (Cost $3,198,777)	4,006,552

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 14.8%
	Investment Company — 14.8%
644,550	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $644,550)	644,550

	Total Investments — 107.0% (Cost $3,843,327)	4,651,102

	Liabilities in Excess of Other Assets — (7.0)%	(305,086)

	NET ASSETS — 100.0%	$4,346,016

Percentages indicated are based on net assets.

SHORT POSITIONS

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(33)	E-mini S&P 500	06/15/12	$(2,299,440)	$(54,523)

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 109.0% (j)

Common Stocks — 70.7%
	Consumer Discretionary — 9.4%
	Auto Components — 2.3%
1,160	BorgWarner, Inc. (a)	91,686

	Hotels, Restaurants & Leisure — 3.0%
4,060	Bravo Brio Restaurant Group, Inc. (a)	82,012
3,710	Scientific Games Corp., Class A (a)	37,694

		119,706

	Media — 1.9%
5,440	National CineMedia, Inc.	77,738

	Specialty Retail — 1.1%
870	Dick’s Sporting Goods, Inc.	44,022

	Textiles, Apparel & Luxury Goods — 1.1%
1,750	Vera Bradley, Inc. (a)	45,465

	Total Consumer Discretionary	378,617

	Consumer Staples — 1.5%
	Personal Products — 1.5%
900	Herbalife Ltd., (Cayman Islands)	63,288

	Energy — 5.2%
	Energy Equipment & Services — 1.8%
750	Cameron International Corp. (a)	38,437
430	Schlumberger Ltd.	31,880

		70,317

	Oil, Gas & Consumable Fuels — 3.4%
700	Concho Resources, Inc. (a)	75,026
580	EOG Resources, Inc.	63,690

		138,716

	Total Energy	209,033

	Health Care — 23.6%
	Biotechnology — 1.0%
3,370	Aegerion Pharmaceuticals, Inc. (a)	41,957

	Health Care Equipment & Supplies — 4.8%
4,930	Syneron Medical Ltd., (Israel) (a)	51,617
2,050	Tornier N.V., (Netherlands) (a)	48,667
21,732	Unilife Corp. (a)	93,013

		193,297

	Health Care Providers & Services — 6.2%
3,140	Acadia Healthcare Co., Inc. (a)	50,115
2,700	Emeritus Corp. (a)	46,440
2,130	Health Net, Inc. (a)	75,849
990	Humana, Inc.	79,873

		252,277

SHARES	SECURITY DESCRIPTION	VALUE($)
	Health Care Technology — 1.0%
2,830	Omnicell, Inc. (a)	40,384

	Life Sciences Tools & Services — 5.3%
1,140	Agilent Technologies, Inc.	48,085
4,400	Bruker Corp. (a)	66,132
2,930	Fluidigm Corp. (a)	45,738
1,210	Illumina, Inc. (a)	53,881

		213,836

	Pharmaceuticals — 5.3%
3,040	Sagent Pharmaceuticals, Inc. (a)	54,690
1,720	Valeant Pharmaceuticals International, Inc., (Canada) (a)	95,683
850	Watson Pharmaceuticals, Inc. (a)	64,056

		214,429

	Total Health Care	956,180

	Industrials — 13.9%
	Building Products — 1.2%
1,110	Armstrong World Industries, Inc.	48,885

	Electrical Equipment — 3.6%
1,490	Cooper Industries plc	93,229
690	Rockwell Automation, Inc.	53,365

		146,594

	Industrial Conglomerates — 1.7%
1,250	Carlisle Cos., Inc.	68,825

	Machinery — 2.0%
1,358	Pall Corp.	80,950

	Road & Rail — 1.8%
1,270	J.B. Hunt Transport Services, Inc.	70,269

	Trading Companies & Distributors — 3.6%
3,550	Rush Enterprises, Inc., Class A (a)	64,184
390	W.W. Grainger, Inc.	81,050

		145,234

	Total Industrials	560,757

	Information Technology — 14.6%
	Communications Equipment — 1.8%
1,150	QUALCOMM, Inc.	73,416

	Computers & Peripherals — 2.6%
180	Apple, Inc. (a)	105,163

	Semiconductors & Semiconductor Equipment — 3.6%
2,890	Microchip Technology, Inc.	102,133
1,210	Xilinx, Inc.	44,020

		146,153

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — 6.6%
1,220	Concur Technologies, Inc. (a)	69,003
1,700	MICROS Systems, Inc. (a)	96,611
910	VMware, Inc., Class A (a)	101,665

		267,279

	Total Information Technology	592,011

	Materials — 2.5%
	Chemicals — 2.5%
830	Sherwin-Williams Co. (The)	99,832

	Total Common Stocks (Cost $2,610,263)	2,859,718

Short-Term Investment — 38.3%
	Investment Company — 38.3%
1,546,768	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $1,546,768)	1,546,768

	Total Investments — 109.0% (Cost $4,157,031)	4,406,486
	Liabilities in Excess of Other Assets — (9.0)%	(363,871)

	NET ASSETS — 100.0%	$4,042,615

Short Positions — 31.6%

Common Stocks — 26.2%
	Consumer Discretionary — 4.0%
	Auto Components — 1.6%
1,300	Johnson Controls, Inc.	41,561
560	Lear Corp.	23,240

		64,801

	Internet & Catalog Retail — 0.5%
690	Blue Nile, Inc. (a)	20,893

	Media — 0.4%
2,040	Pandora Media, Inc. (a)	17,544

	Multiline Retail — 0.8%
940	J.C. Penney Co., Inc.	33,897

	Specialty Retail — 0.7%
900	Urban Outfitters, Inc. (a)	26,064

	Total Consumer Discretionary	163,199

SHARES	SECURITY DESCRIPTION	VALUE($)
	Energy — 4.0%
	Energy Equipment & Services — 0.4%
1,180	Weatherford International Ltd., (Switzerland) (a)	16,839

	Oil, Gas & Consumable Fuels — 3.6%
440	Berry Petroleum Co., Class A	20,042
700	Bill Barrett Corp. (a)	16,786
1,518	Chesapeake Energy Corp.	27,992
3,470	Comstock Resources, Inc. (a)	60,968
580	Swift Energy Co. (a)	17,545

		143,333

	Total Energy	160,172

	Health Care — 9.1%
	Biotechnology — 0.7%
3,390	Isis Pharmaceuticals, Inc. (a)	27,120

	Health Care Equipment & Supplies — 4.6%
2,590	ABIOMED, Inc. (a)	63,015
1,340	Medtronic, Inc.	51,188
1,290	NuVasive, Inc. (a)	21,375
820	Zimmer Holdings, Inc.	51,603

		187,181

	Health Care Providers & Services — 1.9%
342	DaVita, Inc. (a)	30,294
1,070	Universal Health Services, Inc., Class B	45,700

		75,994

	Life Sciences Tools & Services — 1.2%
3,990	Affymetrix, Inc. (a)	17,636
1,860	QIAGEN N.V., (Netherlands) (a)	31,118

		48,754

	Pharmaceuticals — 0.7%
880	Hospira, Inc. (a)	30,905

	Total Health Care	369,954

	Industrials — 5.7%
	Construction & Engineering — 1.2%
2,230	AECOM Technology Corp. (a)	49,216

	Electrical Equipment — 0.8%
1,120	General Cable Corp. (a)	32,973

	Machinery — 3.7%
1,270	Harsco Corp.	28,321
600	Illinois Tool Works, Inc.	34,428
690	Ingersoll-Rand plc, (Ireland)	29,339
540	Kennametal, Inc.	22,804

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
770	PACCAR, Inc.	33,079

		147,971

	Total Industrials	230,160

	Information Technology — 2.6%
	Communications Equipment — 1.5%
870	Harris Corp.	39,620
5,680	Nokia OYJ, (Finland), ADR	20,732

		60,352

	Internet Software & Services — 0.6%
860	Ancestry.com, Inc. (a)	22,962

	Software — 0.5%
1,270	Symantec Corp. (a)	20,980

	Total Information Technology	104,294

	Materials — 0.8%
	Metals & Mining — 0.8%
490	Cliffs Natural Resources, Inc.	30,507

	Total Common Stocks (Proceeds $1,091,915)	1,058,286

Investment Company — 5.4%
2,360	iShares Russell 2000 Growth Index Fund (Proceeds $206,858)	221,132

	Total Short Positions (Proceeds $1,298,773)	$1,279,418

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(8)	E-mini S&P 500	06/15/12	$(557,440)	$(10,738)

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
(a)	—	Non-income producing security
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	—	All or a portion of these securities are segregated for short sales.
(l)	—	The rate shown is the current yield as of April 30, 2012.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$4,006,552	$2,859,718
Investments in affiliates, at value	644,550	1,546,768

Total investment securities, at value	4,651,102	4,406,486
Deposits at broker for securities sold short	—	1,636,315
Deposits at broker for futures contracts	200,000	80,000
Receivables:
Investment securities sold	515,400	726,111
Dividends from non-affiliates	131	—
Dividends from affiliates	104	196
Variation margin on futures contracts	8,085	1,960
Due from Advisor	6,591	6,900

Total Assets	5,381,413	6,857,968

LIABILITIES:
Payables:
Securities sold short, at value	—	1,279,418
Dividend expense to non-affiliates on securities sold short	—	779
Investment securities purchased	—	501,258
Fund shares redeemed	1,000,000	1,000,000
Accrued liabilities:
Distribution fees	44	42
Custodian and accounting fees	4,376	4,187
Trustees’ and Chief Compliance Officer’s fees	46	46
Other	30,931	29,623

Total Liabilities	1,035,397	2,815,353

Net Assets	$4,346,016	$4,042,615

NET ASSETS:
Paid-in-Capital	$3,940,823	$3,931,441
Accumulated net investment loss	(33,281)	(31,592)
Accumulated net realized gains (losses)	(314,778)	(115,306)
Net unrealized appreciation (depreciation)	753,252	258,072

Total Net Assets	$4,346,016	$4,042,615

Net Assets:
Class A	$53,279	$50,255
Class C	52,903	49,901
Select Class	4,239,834	3,942,459

Total	$4,346,016	$4,042,615

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333	3,333
Class C	3,333	3,333
Select Class	264,323	260,573

Net Asset Value (a):
Class A—Redemption price per share	$15.98	$15.08
Class C—Offering price per share (b)	15.87	14.97
Select Class—Offering and redemption price per share	16.04	15.13
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$16.87	$15.92
Cost of investments in non-affiliates	$3,198,777	$2,610,263
Cost of investments in affiliates	644,550	1,546,768
Proceeds from securities sold short	—	1,298,773

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$9,367	$24,973
Dividend income from affiliates	603	968

Total investment income	9,970	25,941

EXPENSES:
Investment advisory fees	37,932	37,528
Administration fees	2,222	2,198
Distribution fees:
Class A	63	62
Class C	188	186
Shareholder servicing fees:
Class A	63	62
Class C	63	62
Select Class	6,196	6,130
Custodian and accounting fees	13,533	14,138
Professional fees	29,934	29,670
Trustees’ and Chief Compliance Officer’s fees	18	18
Printing and mailing costs	8,301	8,204
Registration and filing fees	17,865	17,952
Transfer agent fees	2,493	2,458
Offering costs	5,925	6,006
Other	4,731	4,250
Dividend expense to non-affiliates on securities sold short	—	8,020
Interest expense to non-affiliates on securities sold short	—	6,724

Total expenses	129,527	143,668

Less amounts waived	(46,476)	(45,980)
Less expense reimbursements	(39,811)	(40,164)

Net expenses	43,240	57,524

Net investment income (loss)	(33,270)	(31,583)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	139,024	127,473
Futures	(343,298)	(91,544)
Securities sold short	—	(72,332)

Net realized gain (loss)	(204,274)	(36,403)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	495,677	85,814
Futures	85,812	19,825
Securities sold short	—	(82,511)

Change in net unrealized appreciation (depreciation)	581,489	23,128

Net realized/unrealized gains (losses)	377,215	(13,275)

Change in net assets resulting from operations	$343,945	$(44,858)

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Six Months Ended		Six Months Ended
	4/30/2012	Period Ended	4/30/2012	Period Ended
	(Unaudited)	10/31/2011(a)	(Unaudited)	10/31/2011(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(33,270)	$(59,188)	$(31,583)	$(69,198)
Net realized gain (loss)	(204,274)	(110,504)	(36,403)	(78,273)
Change in net unrealized appreciation (depreciation)	581,489	171,763	23,128	234,944

Change in net assets resulting from operations	343,945	2,071	(44,858)	87,473

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,000,000)	5,000,000	(1,000,000)	5,000,000

NET ASSETS:
Change in net assets	(656,055)	5,002,071	(1,044,858)	5,087,473
Beginning of period	5,002,071	—	5,087,473	—

End of period	$4,346,016	$5,002,071	$4,042,615	$5,087,473

Accumulated net investment loss	$(33,281)	$(11)	$(31,592)	$(9)

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Six Months Ended		Six Months Ended
	4/30/2012	Period Ended	4/30/2012	Period Ended
	(Unaudited)	10/31/2011(a)	(Unaudited)	10/31/2011(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000	$—	$50,000

Change in net assets from Class A capital transactions	$—	$50,000	$—	$50,000

Class C
Proceeds from shares issued	$—	$50,000	$—	$50,000

Change in net assets from Class C capital transactions	$—	$50,000	$—	$50,000

Select Class
Proceeds from shares issued	$—	$4,900,000	$—	$4,900,000
Cost of shares redeemed	(1,000,000)	—	(1,000,000)	—

Change in net assets from Select Class capital transactions	$(1,000,000)	$4,900,000	$(1,000,000)	$4,900,000

Total change in net assets from capital transactions	$(1,000,000)	$5,000,000	$(1,000,000)	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333

Change in Class A Shares	—	3,333	—	3,333

Class C
Issued	—	3,333	—	3,333

Change in Class C Shares	—	3,333	—	3,333

Select Class
Issued	—	326,667	—	326,667
Redeemed	(62,344)	—	(66,094)	—

Change in Select Class Shares	(62,344)	326,667	(66,094)	326,667

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses(d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
Growth Long/Short Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$14.97	$(0.12	) (e)	$1.13	$1.01	$15.98	6.75%	$53,279	1.95	%(g)	(1.56	)%(g)	5.32	%(g)	64%
November 30, 2010 (f) through October 31, 2011	15.00	(0.21)		0.18	(0.03)	14.97	(0.20)	49,911	1.95	(g)	(1.51	) (g)	5.71	(g)	75
Class C
Six Months Ended April 30, 2012 (Unaudited)	14.90	(0.15	) (e)	1.12	0.97	15.87	6.51	52,903	2.45	(g)	(2.06	) (g)	5.82	(g)	64
November 30, 2010 (f) through October 31, 2011	15.00	(0.28)		0.18	(0.10)	14.90	(0.67)	49,682	2.45	(g)	(2.01	) (g)	6.20	(g)	75
Select Class
Six Months Ended April 30, 2012 (Unaudited)	15.01	(0.10	) (e)	1.13	1.03	16.04	6.86	4,239,834	1.70	(g)	(1.31	) (g)	5.07	(g)	64
November 30, 2010 (f) through October 31, 2011	15.00	(0.18)		0.19	0.01	15.01	0.07	4,902,478	1.70	(g)	(1.26	) (g)	5.45	(g)	75

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011 and the six months ended April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

18

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)
Multi-Cap Long/Short Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$15.23	$(0.11	) (f)	$(0.04)	$(0.15)	$15.08	(0.98)%	$50,255	2.54	%(h)	(1.50	)%(h)	5.95	%(h)	54%	102%
November 30, 2010 (g) through October 31, 2011	15.00	(0.24)		0.47	0.23	15.23	1.53	50,763	2.35	(h)	(1.72	) (h)	6.15	(h)	129	235
Class C
Six Months Ended April 30, 2012 (Unaudited)	15.16	(0.15	) (f)	(0.04)	(0.19)	14.97	(1.25)	49,901	3.04	(h)	(2.00	) (h)	6.44	(h)	54	102
November 30, 2010 (g) through October 31, 2011	15.00	(0.31)		0.47	0.16	15.16	1.07	50,530	2.85	(h)	(2.22	) (h)	6.64	(h)	129	235
Select Class
Six Months Ended April 30, 2012 (Unaudited)	15.26	(0.09	) (f)	(0.04)	(0.13)	15.13	(0.85)	3,942,459	2.29	(h)	(1.25	) (h)	5.69	(h)	54	102
November 30, 2010 (g) through October 31, 2011	15.00	(0.21)		0.47	0.26	15.26	1.73	4,986,180	2.10	(h)	(1.47	) (h)	5.90	(h)	129	235

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.95% and 5.40% for the six months ended April 30, 2012 and 1.95% and 5.75% for the period ended October 31, 2011; for Class C are 2.45% and 5.89% for the six months ended April 30, 2012 and 2.45% and 6.24% for the period ended October 31, 2011; for Select Class are 1.70% and 5.15% for the six months ended April 30, 2012 and 1.70% and 5.50% for the period ended October 31, 2011, respectively.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011 and the six months ended April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Growth Long/Short Fund	Class A, Class C and Select Class	Non-Diversified
Multi-Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Growth Long/Short Fund and Multi-Cap Long/Short Fund is to seek long-term capital appreciation.

The Growth Long/Short Fund and Multi-Cap Long/Short Fund commenced operations on November 30, 2010. Currently, the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

20

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,559,914	$91,188	$—	$4,651,102
Depreciation in Other Financial Instruments
Futures Contracts	$(54,523)	$—	$—	$(54,523)

21

Multi-Cap Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$4,406,486	$—	$—	$4,406,486
Total Liabilities (a)	$(1,258,686)	$(20,732)	$—	$(1,279,418)
Depreciation in Other Financial Instruments
Futures Contracts	$(10,738)	$—	$—	$(10,738)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

B. Futures Contracts — The Funds use index futures contracts to actively manage the long and short equity exposures in the portfolios. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2012:

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
Futures Contracts:
Average Notional Balance Short	$2,172,649	$517,779
Ending Notional Balance Short	2,299,440	557,440

22

C. Short Sales — The Multi-Cap Long/Short Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of April 30, 2012, the Fund had outstanding short sales as listed on its SOI.

D. Offering and Organizational Costs — Total offering costs of $71,104 for Growth Long/Short Fund and $72,068 for Multi-Cap Long/Short Fund paid in connection with the offering of shares of the Funds are amortized up to 12 months from the date the Funds commenced operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

23

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment

Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.50% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Growth Long/Short Fund	0.25%	0.75%
Multi-Cap Long/Short Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders.

24

For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	0.25%	0.25%	0.25%
Multi-Cap Long/Short Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	1.95%	2.45%	1.70%
Multi-Cap Long/Short Fund	1.95	2.45	1.70

The expense limitation agreements were in effect for the six months ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Long/Short Fund	$37,932	$2,222	$6,322	$46,476	$39,811
Multi-Cap Long/Short Fund	37,528	2,198	6,254	45,980	40,164

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in these money market funds for the six months ended April 30, 2012.

25

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Long/Short Fund	$2,517,002	$2,465,629	$—	$—
Multi-Cap Long/Short Fund	1,883,925	2,733,617	1,548,067	1,637,226

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$3,843,327	$819,966	$12,191	$807,775
Multi-Cap Long/Short Fund	4,157,031	339,196	89,741	249,455

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

26

At October 31, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2019	Total
Growth Long/Short Fund	$250,840	$250,840
Multi-Cap Long/Short Fund	109,466	109,466

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor.

As of April 30, 2012, the Multi-Cap Long/Short Fund pledged assets for securities sold short to BNP Paribas. For the Multi-Cap Long/Short Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas.

27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Long/Short Fund
Class A
Actual	$1,000.00	$1,067.50	$10.02	1.95%
Hypothetical	1,000.00	1,015.17	9.77	1.95

Class C
Actual	1,000.00	1,065.10	12.58	2.45
Hypothetical	1,000.00	1,012.68	12.26	2.45

Select Class
Actual	1,000.00	1,068.60	8.74	1.70
Hypothetical	1,000.00	1,016.41	8.52	1.70

28

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Long/Short Fund
Class A
Actual	$1,000.00	$990.20	$12.57	2.54%
Hypothetical	1,000.00	1,012.23	12.71	2.54

Class C
Actual	1,000.00	987.50	15.02	3.04
Hypothetical	1,000.00	1,009.75	15.19	3.04

Select Class
Actual	1,000.00	991.50	11.34	2.29
Hypothetical	1,000.00	1,013.48	11.46	2.29

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan International

Funds

Semi-Annual Report

April 30, 2012

(Unaudited)

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan Total Emerging Markets Fund

J.P. Morgan Funds

Semi-Annual Report

April 30, 2012

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

May 15, 2012

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

Quote “As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower - but still healthy - growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Global Unconstrained Equity Fund

Fund Summary

For the period November 30, 2011 (Fund Inception Date) through April 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	10.37%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes) (Primary Benchmark)	10.38%

Net Assets as of 4/30/2012	$3,311,475

Investment objective and strategies

The Fund seeks to provide long-term capital appreciation**.

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular sizes, sectors and/or locations.

	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Royal Dutch Shell plc, Class B (Netherlands)	2.9
3.	Volkswagen AG (Germany)	2.4
4.	Wells Fargo & Co.	2.4
5.	Unilever plc (United Kingdom)	2.3
6.	Merck & Co., Inc.	2.3
7.	Sanofi (France)	2.3
8.	Norfolk Southern Corp.	2.2
9.	Covidien plc (Ireland)	2.1
10.	Vodafone Group plc (United Kingdom)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	41.7%
United Kingdom	11.5
China	8.6
France	7.3
Switzerland	5.7
Germany	5.3
Japan	5.2
Netherlands	3.7
Hong Kong	3.3
Ireland	2.1
Israel	1.9
Belgium	1.6
Others (each less than 1.0%)	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

3

JPMorgan Global Unconstrained Equity Fund

TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	11/30/11
Without Sales Charge		10.28%
With Sales Charge**		4.50

CLASS C SHARES	11/30/11
Without CDSC		10.07
With CDSC***		9.07
CLASS R2 SHARES	11/30/11	10.20
CLASS R5 SHARES	11/30/11	10.46
CLASS R6 SHARES	11/30/11	10.53
SELECT CLASS SHARES	11/30/11	10.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan International Unconstrained Equity Fund

Fund Summary

For the period November 30, 2011 (Fund Inception Date) through April 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	13.07%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) (Primary Benchmark)	7.66%
MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (Secondary Benchmark)	8.26%

Net Assets as of 4/30/2012	$3,391,179

Investment objective and strategies

The Fund seeks to provide long-term capital appreciation**.

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BG Group plc (United Kingdom)	3.9%
2.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	3.7
3.	Prudential plc (United Kingdom)	3.2
4.	Imperial Tobacco Group plc (United Kingdom)	3.0
5.	Standard Chartered plc (United Kingdom)	2.9
6.	SAP AG (Germany)	2.9
7.	Rio Tinto plc (United Kingdom)	2.8
8.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.7
9.	Royal Dutch Shell plc, Class A (Netherlands)	2.6
10.	Potash Corp of Saskatchenwan, Inc. (Canada)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	29.3%
Germany	11.9
France	9.4
Japan	8.3
Canada	5.5
South Africa	4.6
Switzerland	4.2
South Korea	3.7
Hong Kong	3.2
Taiwan	2.7
Netherlands	2.6
India	2.2
Ireland	2.1
Thailand	2.1
Israel	2.1
Belgium	1.6
China	1.3
Indonesia	1.3
Brazil	1.0
Sweden	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

6

JPMorgan International Unconstrained Equity Fund

TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	11/30/11
Without Sales Charge		12.93%
With Sales Charge**		7.01

CLASS C SHARES	11/30/11
Without CDSC		12.67
With CDSC***		11.67
CLASS R2 SHARES	11/30/11	12.80
CLASS R5 SHARES	11/30/11	13.13
CLASS R6 SHARES	11/30/11	13.13
SELECT CLASS SHARES	11/30/11	13.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

7

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI EAFE Index, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Core Funds Index from November 30, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Core Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Total Emerging Markets Fund

Fund Summary

For the period November 30, 2011 (Fund Inception Date) through April 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	10.86%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes) (Primary Benchmark)	11.36%
J.P. Morgan Emerging Markets Bond Index Global Diversified (Secondary Benchmark)	7.14%

Net Assets as of 4/30/2012	$27,228,405

Investment objective and strategies

The Fund seeks to achieve total return**.

The Fund is an emerging markets portfolio that employs strategic and tactical asset selection and allocation processes to actively invest in equity and debt instruments depending on the adviser’s convictions. The size of the allocations between equity and debt instruments will range from 20% and 80% of the Fund’s net assets, plus the amount of borrowings for investment purposes. There are no limits on the percentage of assets required to be invested in any one country, and, from time to time, the Fund’s investments may be concentrated in a limited number of foreign countries or a single asset class. The Fund is not constrained by market capitalization or style limits and can invest across market industries and sectors.

	TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	4.2%
2.	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	2.6
3.	Russian Federation, Reg. S, SUB, 7.500%, 03/31/30 (Russia)	2.3
4.	Lukoil OAO, ADR (Russia)	2.1
5.	Hyundai Motor Co. (South Korea)	2.0
6.	Tata Motors Ltd., ADR (India)	1.8
7.	China Mobile Ltd. (Hong Kong)	1.7
8.	Dongfeng Motor Group Co., Ltd., Class H (China)	1.6
9.	CNOOC Ltd. (China)	1.4
10.	Dragon Oil plc (United Arab Emirates)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	11.4%
China	10.8
South Korea	9.8
Russia	8.7
Hong Kong	4.7
Mexico	4.5
Taiwan	4.5
South Africa	4.1
Turkey	3.8
India	3.1
Poland	2.5
Venezuela	2.4
Philippines	2.3
Indonesia	2.2
Kazakhstan	2.0
Peru	1.9
Argentina	1.7
Thailand	1.5
United Arab Emirates	1.4
Lithuania	1.3
Canada	1.2
United Kingdom	1.1
Colombia	1.1
Hungary	1.1
Uruguay	1.0
Panama	1.0
Others (each less than 1.0%)	8.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

9

JPMorgan Total Emerging Markets Fund

TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	11/30/11
Without Sales Charge		10.77%
With Sales Charge**		5.77

CLASS C SHARES	11/30/11
Without CDSC		10.55
With CDSC***		9.55
CLASS R2 SHARES	11/30/11	10.62
CLASS R5 SHARES	11/30/11	10.95
CLASS R6 SHARES	11/30/11	10.95
SELECT CLASS SHARES	11/30/11	10.86

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

10

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Total Emerging Markets Fund, the MSCI Emerging Markets Index and the J.P. Morgan Emerging Markets Bond Index Global Diversified from November 30, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.5%

	Belgium — 1.5%
703	Anheuser-Busch InBev N.V. (m)	50,669

	Canada — 0.6%
892	First Quantum Minerals Ltd. (m)	18,529

	China — 8.4%
4,500	Anhui Conch Cement Co., Ltd., Class H (a) (m)	14,969
181	Baidu, Inc., ADR (a) (m)	24,019
38,000	Beijing Capital International Airport Co., Ltd., Class H (m)	24,757
17,000	China Merchants Bank Co., Ltd., Class H (a) (m)	36,706
21,000	China Yurun Food Group Ltd. (m)	26,669
62,000	Industrial & Commercial Bank of China, Class H (m)	41,195
2,114	Perfect World Co., Ltd., ADR (m)	25,812
26,000	Want Want China Holdings Ltd. (m)	31,736
114,000	West China Cement Ltd. (m)	27,354
1,891	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	27,193

		280,410

	Denmark — 0.9%
343	Carlsberg A/S, Class B (m)	29,608

	France — 7.2%
2,833	AXA S.A. (a) (m)	40,258
241	PPR (m)	40,331
962	Sanofi (m)	73,479
925	Total S.A. (m)	44,403
2,155	Vivendi S.A. (m)	39,860

		238,331

	Germany — 2.8%
937	Bayer AG (m)	66,025
478	Rheinmetall AG (m)	26,861

		92,886

	Hong Kong — 3.2%
180,000	Emperor Watch & Jewellery Ltd. (m)	25,361
102,000	Franshion Properties China Ltd. (m)	28,020
48,000	Hengdeli Holdings Ltd. (m)	19,126
41,000	New World Department Store China Ltd. (m)	27,932
5,000	Ports Design Ltd. (f) (i) (m)	5,143

		105,582

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.6%
29,500	Bank Rakyat Indonesia Persero Tbk PT (m)	21,238

	Ireland — 2.1%
1,240	Covidien plc (m)	68,485

	Israel — 1.8%
1,335	Teva Pharmaceutical Industries Ltd., ADR (m)	61,063

	Japan — 5.1%
3,000	Anritsu Corp. (m)	39,142
1,100	Gree, Inc. (m)	29,751
1,200	Komatsu Ltd. (m)	34,536
1,400	Mitsubishi Corp. (m)	30,341
200	SMC Corp. (m)	33,401

		167,171

	Netherlands — 3.6%
2,937	Koninklijke KPN N.V. (m)	26,368
2,561	Royal Dutch Shell plc, Class B (m)	93,719

		120,087

	Switzerland — 5.5%
747	Cie Financiere Richemont S.A., Class A (m)	46,238
1,083	Nestle S.A. (m)	66,376
669	Novartis AG (m)	36,940
1,755	Xstrata plc (m)	33,706

		183,260

	United Kingdom — 11.3%
5,627	Aviva plc (m)	28,163
12,617	Barclays plc (m)	44,669
1,717	BG Group plc (m)	40,513
1,036	BHP Billiton plc (m)	33,351
823	British American Tobacco plc (m)	42,211
3,352	Prudential plc (m)	41,082
2,218	Unilever plc (m)	75,771
24,347	Vodafone Group plc (m)	67,391

		373,151

	United States — 40.9%
785	Abbott Laboratories (m)	48,717
644	Adobe Systems, Inc. (a) (m)	21,613
742	American Express Co. (m)	44,676
736	Anadarko Petroleum Corp. (m)	53,883
379	Apache Corp. (m)	36,361
237	Apple, Inc. (a) (m)	138,465

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued

	United States — Continued
618	Capital One Financial Corp. (m)	34,287
599	Chevron Corp. (m)	63,829
1,599	Cisco Systems, Inc. (m)	32,220
1,282	Citigroup, Inc. (m)	42,357
1,785	Comcast Corp., Class A (m)	54,139
271	Cummins, Inc. (m)	31,390
1,716	Dow Chemical Co. (The) (m)	58,138
654	Emerson Electric Co. (m)	34,361
488	Georgia Gulf Corp. (a) (m)	17,300
111	Google, Inc., Class A (a) (m)	67,181
1,895	Merck & Co., Inc. (m)	74,360
877	MetLife, Inc. (m)	31,598
966	Norfolk Southern Corp. (m)	70,450
568	Occidental Petroleum Corp. (m)	51,813
1,081	Prudential Financial, Inc. (m)	65,444
1,004	Time Warner, Inc. (m)	37,610
396	United Technologies Corp. (m)	32,329
466	UnitedHealth Group, Inc. (m)	26,166
225	V.F. Corp. (m)	34,211
1,075	Veeco Instruments, Inc. (a) (m)	32,454
1,703	Virgin Media, Inc. (m)	41,826
2,294	Wells Fargo & Co. (m)	76,688

		1,353,866

	Total Common Stocks (Cost $2,902,899)	3,164,336

Preferred Stock — 2.4%

	Germany — 2.4%
415	Volkswagen AG (m) (Cost $71,462)	78,667

	Total Investments — 97.9% (Cost $2,974,361)	3,243,003
	Other Assets in Excess of Liabilities — 2.1%	68,472

	NET ASSETS — 100.0%	$3,311,475

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Oil, Gas & Consumable Fuels	11.9%
Pharmaceuticals	11.1
Commercial Banks	6.8
Insurance	6.4
Food Products	6.2
Computers & Peripherals	4.3
Media	4.1
Internet Software & Services	3.7
Machinery	3.1
Textiles, Apparel & Luxury Goods	2.6
Metals & Mining	2.6
Beverages	2.5
Consumer Finance	2.4
Automobiles	2.4
Chemicals	2.3
Road & Rail	2.2
Health Care Equipment & Supplies	2.1
Multiline Retail	2.1
Wireless Telecommunication Services	2.1
Diversified Telecommunication Services	2.0
Software	1.5
Specialty Retail	1.4
Diversified Financial Services	1.3
Construction Materials	1.3
Tobacco	1.3
Electronic Equipment, Instruments & Components	1.2
Electrical Equipment	1.1
Semiconductors & Semiconductor Equipment	1.0
Aerospace & Defense	1.0
Communications Equipment	1.0
Others (each less than 1.0%)	5.0

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%

	Belgium — 1.6%
750	Anheuser-Busch InBev N.V. (m)	54,057

	Brazil — 1.0%
1,350	Cia Energetica de Minas Gerais, ADR (m)	33,305

	Canada — 5.4%
770	Canadian National Railway Co. (m)	65,709
850	Canadian Natural Resources Ltd. (m)	29,531
2,040	Potash Corp of Saskatchewan, Inc. (m)	86,734

		181,974

	China — 1.3%
11,200	Sands China Ltd. (m)	43,851

	France — 9.2%
1,000	Accor S.A. (m)	34,581
371	LVMH Moet Hennessy Louis Vuitton S.A. (m)	61,547
603	Pernod-Ricard S.A. (m)	62,572
1,375	Schneider Electric S.A. (a) (m)	84,694
618	Technip S.A. (m)	70,180

		313,574

	Germany — 9.8%
673	Bayer AG (m)	47,422
423	Fresenius Medical Care AG & Co. KGaA (m)	30,038
923	Henkel AG & Co. KGaA (m)	56,516
579	Kabel Deutschland Holding AG (a) (m)	36,502
380	Linde AG (m)	65,042
1,435	SAP AG (m)	95,160

		330,680

	Hong Kong — 3.2%
21,000	Belle International Holdings Ltd. (m)	40,976
5,000	Cheung Kong Holdings Ltd. (m)	66,125

		107,101

	India — 2.2%
2,165	HDFC Bank Ltd., ADR (m)	74,324

	Indonesia — 1.2%
5,500	Astra International Tbk PT (m)	42,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 2.1%
5,218	WPP plc (m)	70,657

	Israel — 2.0%
1,500	Teva Pharmaceutical Industries Ltd., ADR (m)	68,610

	Japan — 8.1%
1,500	FamilyMart Co., Ltd. (m)	66,769
400	FANUC Corp. (m)	67,460
3,000	ITOCHU Corp. (m)	33,943
13	Japan Tobacco, Inc. (m)	72,016
1,200	Komatsu Ltd. (m)	34,536

		274,724

	Netherlands — 2.6%
2,440	Royal Dutch Shell plc, Class A (m)	87,025

	South Africa — 4.5%
3,400	MTN Group Ltd. (m)	59,459
680	Naspers Ltd., Class N (m)	41,029
1,450	Tiger Brands Ltd. (m)	53,181

		153,669

	South Korea — 3.6%
200	Samsung Electronics Co., Ltd., Reg. S, GDR (e) (m)	122,995

	Sweden — 0.9%
1,273	Atlas Copco AB, Class A (m)	30,293

	Switzerland — 4.1%
1,228	Novartis AG (m)	67,805
105	Syngenta AG (m)	36,821
1,853	Xstrata plc (m)	35,588

		140,214

	Taiwan — 2.6%
5,675	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	88,416

		88,416

	Thailand — 2.0%
6,800	Kasikornbank PCL (m)	35,936
2,900	Siam Cement PCL, NVDR (m)	32,947

		68,883

	United Kingdom — 28.7%
5,561	BG Group plc (m)	131,213

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued

	United Kingdom — Continued
2,936	Burberry Group plc (m)	70,770
8,000	HSBC Holdings plc (m)	72,339
2,500	Imperial Tobacco Group plc (m)	99,976
1,872	Intertek Group plc (m)	76,432
9,476	Meggitt plc (m)	62,839
3,800	Persimmon plc (m)	38,757
8,776	Prudential plc (m)	107,558
1,663	Rio Tinto plc (m)	93,219
3,933	Standard Chartered plc (m)	96,145
1,330	Tullow Oil plc (m)	33,181
20,853	Vodafone Group plc (m)	57,720
1,203	Weir Group plc (The) (m)	33,301

		973,450

	Total Common Stocks (Cost $2,914,777)	3,260,156

Preferred Stock — 1.9%

	Germany — 1.9%
342	Volkswagen AG (m) (Cost $58,678)	64,829

	Total Investments — 98.0% (Cost $2,973,455)	3,324,985
	Other Assets in Excess of Liabilities — 2.0%	66,194

	NET ASSETS — 100.0%	$3,391,179

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Oil, Gas & Consumable Fuels	8.4%
Commercial Banks	8.4
Semiconductors & Semiconductor Equipment	6.4
Chemicals	5.7
Pharmaceuticals	5.5
Tobacco	5.2
Machinery	5.0
Media	4.5
Textiles, Apparel & Luxury Goods	4.0
Metals & Mining	3.9
Wireless Telecommunication Services	3.5
Beverages	3.5
Insurance	3.2
Automobiles	3.2
Software	2.9
Electrical Equipment	2.5
Hotels, Restaurants & Leisure	2.4
Professional Services	2.3
Energy Equipment & Services	2.1
Food & Staples Retailing	2.0
Real Estate Management & Development	2.0
Road & Rail	2.0
Aerospace & Defense	1.9
Household Products	1.7
Food Products	1.6
Specialty Retail	1.2
Household Durables	1.2
Trading Companies & Distributors	1.0
Electric Utilities	1.0
Construction Materials	1.0
Others (each less than 1.0%)	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

16

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 54.1%

	Brazil — 4.0%
5,600	Lojas Renner S.A.	177,946
35,800	MRV Engenharia e Participacoes S.A.	209,224
31,600	OGX Petroleo e Gas Participacoes S.A. (a)	220,652
22,800	Souza Cruz S.A.	354,293
4,000	Tim Participacoes S.A., ADR	119,720

		1,081,835

	Canada — 1.2%
11,400	Pacific Rubiales Energy Corp.	327,050

	China — 10.5%
878,000	Bank of China Ltd., Class H	365,618
469,000	China Construction Bank Corp., Class H	363,965
165,000	China Minsheng Banking Corp. Ltd., Class H	170,740
58,000	China Shenhua Energy Co., Ltd., Class H (a)	256,131
486,000	China Telecom Corp. Ltd., Class H (a)	260,472
178,000	CNOOC Ltd.	376,141
214,000	Dongfeng Motor Group Co., Ltd., Class H	418,555
221,500	Parkson Retail Group Ltd.	245,972
25,500	Ping An Insurance Group Co. of China Ltd., Class H	211,810
770,000	West China Cement Ltd.	184,761

		2,854,165

	Hong Kong — 4.6%
40,500	China Mobile Ltd.	448,073
136,000	China Overseas Land & Investment Ltd.	293,898
48,000	China Resources Enterprise Ltd.	173,745
155,000	SJM Holdings Ltd.	338,689

		1,254,405

	India — 3.0%
9,500	HDFC Bank Ltd., ADR (m)	326,135
16,400	Tata Motors Ltd., ADR	487,900

		814,035

	Indonesia — 0.4%
299,500	Perusahaan Gas Negara Persero Tbk PT	108,756

	Mexico — 0.9%
2,900	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	235,654

	Nigeria — 0.3%
105,100	Dangote Cement plc	81,488

	Poland — 1.8%
10,900	Eurocash S.A.	133,063

SHARES	SECURITY DESCRIPTION	VALUE

	Poland — Continued
33,200	Powszechna Kasa Oszczednosci Bank Polski S.A.	356,086

		489,149

	Russia — 5.4%
9,000	Lukoil OAO, ADR	553,691
17,200	Mobile Telesystems OJSC, ADR (m)	336,432
25,300	Sberbank of Russia, ADR	326,623
10,400	X5 Retail Group N.V., Reg. S, GDR (a)	263,116

		1,479,862

	South Africa — 2.8%
12,800	Foschini Group Ltd. (The)	212,187
3,300	Kumba Iron Ore Ltd.	233,702
10,000	Mr Price Group Ltd.	135,431
11,000	MTN Group Ltd.	192,366

		773,686

	South Korea — 9.6%
100	Amorepacific Corp.	96,007
2,300	Hyundai Motor Co.	542,962
9,100	Kangwon Land, Inc.	194,814
1,850	KT&G Corp.	127,030
1,800	Samsung Electronics Co., Ltd., Reg. S, GDR (e)	1,106,957
1,300	Samsung Fire & Marine Insurance Co., Ltd.	248,087
8,500	Shinhan Financial Group Co., Ltd.	295,004

		2,610,861

	Taiwan — 4.4%
26,000	Asustek Computer, Inc.	261,185
81,000	Delta Electronics, Inc.	239,255
44,300	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	690,194

		1,190,634

	Thailand — 1.4%
162,500	Charoen Pokphand Foods PCL, Foreign Shares	214,834
307,600	Krung Thai Bank PCL, Foreign Shares	179,536

		394,370

	Turkey — 1.3%
121,700	Turkiye Is Bankasi, Class C	278,743
45,300	Turkiye Vakiflar Bankasi Tao, Class D	81,312

		360,055

	United Arab Emirates — 1.4%
39,300	Dragon Oil plc	375,343

	United Kingdom — 1.1%
56,087	Old Mutual plc	134,984

SEE NOTES TO FINANCIAL STATEMENTS.

17

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued

	United Kingdom — Continued
6,500	Standard Chartered plc	158,897

		293,881

	Total Common Stocks (Cost $13,517,953)	14,725,229

PRINCIPAL AMOUNT
Corporate Bonds — 6.8%

	Cayman Islands — 0.1%
36,000	Petrobras International Finance Co., 5.375%, 01/27/21	39,435

	Chile — 0.4%
100,000	Corp. Nacional del Cobre de Chile, Reg. S, 3.750%, 11/04/20	104,180

	Indonesia — 0.8%
200,000	Pertamina Persero PT, Reg. S, 5.250%, 05/23/21	206,000

	Ireland — 0.7%
170,000	Vnesheconombank Via VEB Finance plc, Reg. S, 5.450%, 11/22/17	177,796

	Kazakhstan — 2.0%
	KazMunayGas National Co.,
230,000	Reg. S, 7.000%, 05/05/20	263,350
220,000	Reg. S, 11.750%, 01/23/15	266,750

		530,100

	Luxembourg — 0.4%
100,000	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S, 7.750%, 05/29/18	113,266

	Malaysia — 0.4%
100,000	Petronas Capital Ltd., Reg. S, 5.250%, 08/12/19	113,693

	Mexico — 1.3%
	Petroleos Mexicanos,
200,000	5.500%, 01/21/21	222,600
90,000	6.500%, 06/02/41	104,400
MXN 400,000	7.650%, 11/24/21 (e)	31,313

		358,313

	United Kingdom — 0.0% (g)
10,000	Central American Bottling Corp., 6.750%, 02/09/22 (e) (m)	10,350

	Venezuela — 0.7%
	Petroleos de Venezuela S.A.,
70,000	4.900%, 10/28/14	64,050

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Venezuela — Continued
70,000	5.000%, 10/28/15	59,500
110,000	5.375%, 04/12/27	68,200

		191,750

	Total Corporate Bonds (Cost $1,772,915)	1,844,883

Foreign Government Securities — 32.1%

	Argentina — 1.6%
	Republic of Argentina,
116,251	8.280%, 12/31/33 (m)	83,120
350,000	8.750%, 06/02/17	322,875
110,500	SUB, 2.500%, 12/31/38 (m)	37,238

		443,233

	Belarus — 0.3%
100,000	Republic of Belarus, 8.750%, 08/03/15	93,375

	Brazil — 3.1%
100,000	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 06/16/18 (e) (m)	116,880
	Federal Republic of Brazil,
100,000	5.875%, 01/15/19 (m)	120,500
140,000	8.000%, 01/15/18 (m)	166,950
170,000	8.250%, 01/20/34 (m)	262,225
BRL 250,000	12.500%, 01/05/22	171,812

		838,367

	Colombia — 1.1%
	Republic of Colombia,
100,000	6.125%, 01/18/41 (m)	126,250
110,000	11.750%, 02/25/20 (m)	175,450

		301,700

	Croatia — 0.6%
150,000	Republic of Croatia, Reg. S, 6.750%, 11/05/19	151,875

	Dominican Republic — 0.6%
137,801	Government of Dominican Republic, Reg. S, 9.040%, 01/23/18	151,582

	El Salvador — 0.5%
130,000	Republic of El Salvador, Reg. S, 7.750%, 01/24/23	142,350

	Hungary — 1.1%
	Republic of Hungary,
EUR 10,000	6.000%, 01/11/19	11,864

SEE NOTES TO FINANCIAL STATEMENTS.

18

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued

	Hungary — Continued
210,000	6.250%, 01/29/20 (m)	201,075
10,000	6.375%, 03/29/21 (m)	9,600
80,000	7.625%, 03/29/41 (m)	75,800

		298,339

	Indonesia — 1.0%
	Republic of Indonesia,
110,000	Reg. S, 8.500%, 10/12/35	160,050
70,000	Reg. S, 11.625%, 03/04/19	103,425

		263,475

	Iraq — 0.8%
250,000	Republic of Iraq, Reg. S, 5.800%, 01/15/28	208,437

	Ivory Coast — 0.3%
110,000	Republic of Ivory Coast, Reg. S, 0.000%, 12/31/32	75,213

	Lithuania — 1.3%
330,000	Republic of Lithuania, Reg. S, 5.125%, 09/14/17	343,613

	Mexico — 2.2%
	United Mexican States,
120,000	5.625%, 01/15/17	140,100
180,000	5.750%, 10/12/10	196,200
110,000	5.950%, 03/19/19	134,035
MXN 800,000	7.750%, 12/14/17	68,346
MXN 600,000	10.000%, 11/20/36	59,522

		598,203

	Pakistan — 0.3%
100,000	Republic of Pakistan, Reg. S, 6.875%, 06/01/17	78,000

	Panama — 1.0%
	Republic of Panama,
60,000	7.250%, 03/15/15	69,600
120,000	9.375%, 04/01/29	196,200

		265,800

	Peru — 1.8%
	Republic of Peru,
48,000	5.625%, 11/18/50	55,608
PEN 155,000	6.950%, 08/12/31 (e)	65,255
45,000	7.125%, 03/30/19	57,600
230,000	7.350%, 07/21/25	317,400

		495,863

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Philippines — 2.2%
		Republic of Philippines,
	250,000	6.500%, 01/20/20	305,000
	220,000	7.750%, 01/14/31	306,350

			611,350

		Poland — 0.6%
	165,000	Poland Government Bond, 5.000%, 03/23/22	176,550

		Qatar — 0.4%
	100,000	State of Qatar, Reg. S, 6.400%, 01/20/40	120,750

		Romania — 0.5%
	120,000	Romanian Government International Bond, 6.750%, 02/07/22 (e)	125,700

		Russia — 3.1%
		Russian Federation,
	200,000	5.625%, 04/04/42 (e)	211,500
	518,420	Reg. S, SUB, 7.500%, 03/31/30	622,104

			833,604

		Serbia — 0.4%
	112,667	Republic of Serbia, Reg. S, SUB, 6.750%, 11/01/24	110,132

		South Africa — 1.1%
		Republic of South Africa,
	100,000	4.665%, 01/17/24	104,875
	150,000	6.875%, 05/27/19	183,750
ZAR	220,000	7.000%, 02/28/31	24,164

			312,789

		Sri Lanka — 0.6%
	150,000	Republic of Sri Lanka, Reg. S, 6.250%, 10/04/20	153,000

		Turkey — 2.4%
		Republic of Turkey,
TRY	20,000	0.000%, 02/11/15	14,265
	220,000	6.750%, 04/03/18	250,800
	130,000	7.000%, 06/05/20	151,938
	110,000	8.000%, 02/14/34	140,112
TRY	155,048	10.500%, 01/15/20	95,170

			652,285

		Ukraine — 0.6%
	190,000	Government of Ukraine, Reg. S, 6.580%, 11/21/16	174,325

SEE NOTES TO FINANCIAL STATEMENTS.

19

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued

	Uruguay — 1.0%
	Republic of Uruguay,
UYU 370,000	0.000%, 12/15/28	22,105
UYU 610,000	6.261%, 04/05/27	49,939
35,000	7.625%, 03/21/36	49,175
110,000	PIK, 7.875%, 01/15/33	155,650

		276,869

	Venezuela — 1.6%
	Republic of Venezuela,
110,000	Reg. S, 5.750%, 02/26/16	99,275
95,000	Reg. S, 6.000%, 12/09/20	71,725
165,000	Reg. S, 7.000%, 03/31/38	118,387
115,000	Reg. S, 8.250%, 10/13/24	94,300
60,000	Reg. S, 11.950%, 08/05/31	60,300

		443,987

	Total Foreign Government Securities (Cost $8,432,951)	8,740,766

SHARES
Preferred Stocks — 4.0%

	Brazil — 4.0%
17,600	Bradespar S.A.	318,732
8,700	Cia de Bebidas das Americas, ADR (m)	365,226
4,900	Cia de Transmissao de Energia Electrica Paulista	156,937
27,000	Gerdau S.A., ADR (m)	253,530

	Total Preferred Stocks (Cost $1,020,907)	1,094,425

NOTIONAL AMOUNT
Options Purchased — 0.0% (g)
	Foreign Exchange Currency Options — 0.0% (g)
	United States — 0.0% (g)
108,000	INR Put/USD Call, Expiring 07/24/12 @ 52.00 INR to 1 USD, Vanilla, European Style (Cost $836)	720

PRINCIPAL AMOUNT
Supranational — 0.4%
100,000	Eurasian Development Bank, 7.375%, 09/29/14 (e) (m) (Cost $104,761)	109,375

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 0.0% (g)
15,000	U.S. Treasury Note, 0.750%, 03/31/13 (k) (Cost $15,072)	15,076

	Total Investments — 97.4% (Cost $24,865,395)	26,530,474
	Other Assets in Excess of Liabilities — 2.6%	697,931

	NET ASSETS — 100.0%	$27,228,405

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

Industry	Percentage
Foreign Government Securities	32.9%
Oil, Gas & Consumable Fuels	13.4
Commercial Banks	12.0
Semiconductors & Semiconductor Equipment	6.8
Automobiles	5.5
Wireless Telecommunication Services	4.1
Metals & Mining	3.4
Beverages	2.3
Insurance	2.2
Food & Staples Retailing	2.2
Hotels, Restaurants & Leisure	2.0
Tobacco	1.8
Multiline Retail	1.6
Specialty Retail	1.3
Real Estate Management & Development	1.1
Construction Materials	1.0
Computers & Peripherals	1.0
Diversified Telecommunication Services	1.0
Others (each less than 1.0%)	4.4

SEE NOTES TO FINANCIAL STATEMENTS.

20

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	2 Year U.S. Treasury Note	06/29/12	441,094	292
	Short Futures Outstanding
(3)	10 Year U.S. Treasury Note	06/20/12	(396,844)	(3,179)
(1)	30 Year U.S. Treasury Bond	06/20/12	(142,875)	(533)
(3)	5 Year U.S. Treasury Note	06/29/12	(371,391)	(1,398)

				(4,818)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
100,082	AUD	BNP Paribas	06/20/12	103,288	103,728	440

371,166	BRL	Credit Suisse International †	06/20/12	197,182	192,817	(4,365)

590,000	CNY	Deutsche Bank AG †	06/20/12	93,428	93,373	(55)

79,072	EUR	BNP Paribas	06/20/12	105,649	104,691	(958)
82,049	EUR	Deutsche Bank AG	06/20/12	107,801	108,633	832

8,936,879	JPY	Deutsche Bank AG	06/20/12	110,835	111,985	1,150

106,190,000	KRW	Deutsche Bank AG †	06/20/12	93,616	93,644	28
106,190,000	KRW	State Street Corp. †	06/20/12	94,224	93,645	(579)

463,593	MXN	State Street Corp.	06/20/12	36,436	35,423	(1,013)
3,628,341	MXN	Westpac Banking Corp.	06/20/12	277,913	277,239	(674)

5,850,000	RUB	Union Bank of Switzerland AG †	06/20/12	194,205	197,597	3,392

236,501	SGD	Royal Bank of Canada	06/20/12	187,115	191,127	4,012
33,882	SGD	State Street Corp.	06/20/12	27,009	27,381	372

5,818,433	THB	Union Bank of Switzerland AG	06/20/12	187,831	188,599	768

192,000	TRY	Deutsche Bank AG	06/20/12	107,011	108,138	1,127

718,004	ZAR	Credit Suisse International	06/20/12	92,378	91,691	(687)

				2,015,921	2,019,711	3,790

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
177,010	AUD	Royal Bank of Canada	06/20/12	184,530	183,459	1,071
27,628	AUD	State Street Corp.	06/20/12	28,792	28,635	157

161,166	BRL	Citibank, N.A. †	06/20/12	89,811	83,725	6,086

46,787,779	CLP	State Street Corp. †	06/20/12	95,339	95,841	(502)

590,000	CNY	Credit Suisse International †	06/20/12	93,207	93,374	(167)

167,566,720	COP	Deutsche Bank AG †	06/20/12	94,350	94,446	(96)
22,885,695	COP	Union Bank of Switzerland AG †	06/20/12	12,721	12,900	(179)

2,037,408	CZK	Deutsche Bank AG	06/20/12	107,667	108,088	(421)

36,000	EUR	ANZ Banking Group	06/29/12	48,025	47,666	359
4,600	EUR	Citibank, N.A.	06/29/12	6,132	6,091	41
79,072	EUR	Royal Bank of Canada	06/20/12	103,776	104,691	(915)

7,688,284	JPY	BNP Paribas	06/20/12	94,322	96,341	(2,019)
1,248,595	JPY	State Street Corp.	06/20/12	15,109	15,645	(536)

SEE NOTES TO FINANCIAL STATEMENTS.

21

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
106,942,129	KRW	Credit Suisse International †	06/20/12	93,834	94,309	(475)
105,437,871	KRW	Deutsche Bank AG †	06/20/12	92,733	92,981	(248)

1,281,486	MXN	Deutsche Bank AG	06/20/12	97,185	97,917	(732)

343,165	PLN	Deutsche Bank AG	06/20/12	105,504	108,229	(2,725)

5,850,000	RUB	Credit Suisse International †	06/20/12	198,563	197,597	966

135,464	SGD	Deutsche Bank AG	06/20/12	107,622	109,475	(1,853)

2,881,439	THB	BNP Paribas	06/20/12	93,088	93,399	(311)
2,936,994	THB	Deutsche Bank AG	06/20/12	94,999	95,200	(201)

718,004	ZAR	Deutsche Bank AG	06/20/12	91,934	91,691	243

				1,949,243	1,951,700	(2,457)

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

22

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwised noted)

Credit Default Swaps - Buy Protection [1] Corporate and Sovereign Issuers:
SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 04/30/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Deutsche Bank AG, New York:
Republic of Korea, 4.875%, 09/22/14	1.000% quarterly	03/20/17	1.161%	400,000	2,557	(6,515)

Credit Default Swaps - Sell Protection [2] Corporate and Sovereign Issuers:
SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 04/30/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Deutsche Bank AG, New York:
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	03/20/17	1.083%	400,000	(1,096)	4,147

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[4]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

23

J.P. Morgan International Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

AS OF APRIL 30, 2012 (Unaudited)

ADR	—	American Depositary Receipt

AUD	—	Australian Dollar

BRL	—	Brazilian Real

CLP	—	Chilean Peso

CNY	—	China Yuan

COP	—	Colombian Peso

CZK	—	Czech Republic Koruna

EUR	—	Euro

GDR	—	Global Depositary Receipt

INR	—	Indian Rupee

JPY	—	Japanese Yen

KRW	—	Korean Republic Won

MXN	—	Mexican Peso

NVDR	—	Non Voting Depositary Receipt

PEN	—	Peruvian Nuevo Sol

PIK	—	Payment-in-Kind

PLN	—	Polish Zloty

Reg. S.	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RUB	—	Russian Ruble

SGD	—	Singapore Dollar

SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2012.

THB	—	Thai Baht

TRY	—	New Turkish Lira

UYU	—	Uruguayan Peso

ZAR	—	South African Rand

(a)	—	Non-income producing security.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following is the value and percentage of these investments based on total investments:

		Fund	Value	Percentage
		Global Unconstrained Equity Fund	$5,143	0.2%

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are as follows:

		Fund	Value	Percentage
		Global Unconstrained Equity Fund	$1,658,894	51.2%
		International Unconstrained Equity Fund	2,755,361	82.9
		Total Emerging Markets Fund	9,806,449	37.0

(g)	—	Amount rounds to less than 0.1%.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	—	All or a portion of this security is deposited with the broker as collateral for futures or with brokers as margins for future contracts.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	—	Rates shown are per annum and payments are as described.

24

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

	Global Unconstrained Equity Fund	International Unconstrained Equity Fund	Total Emerging Markets Fund
ASSETS:
Investments in non-affiliates, at value	$3,243,003	$3,324,985	$26,530,474
Cash	47,296	55,425	13,983
Foreign currency, at value	11,783	6,712	9,886
Receivables:
Investment securities sold	70,913	—	833,287
Dividends from non-affiliates	8,124	15,019	231,857
Dividends from affiliates	—	—	44
Tax reclaims	1,325	1,736	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	21,044
Outstanding swap contracts, at value	—	—	2,557
Due from Advisor	10,710	15,194	—
Other assets	17,189	22,576	14,005

Total Assets	3,410,343	3,441,647	27,657,137

LIABILITIES:
Payables:
Investment securities purchased	50,140	—	323,199
Variation margin on futures contracts	—	—	612
Unrealized depreciation on forward foreign currency exchange contracts	—	—	19,711
Outstanding swap contracts, at value	—	—	1,096
Accrued liabilities:
Investment advisory fees	—	—	4,673
Shareholder servicing fees	651	663	5,483
Distribution fees	67	68	82
Custodian and accounting fees	5,854	8,363	16,975
Collateral management fees	—	—	2,125
Trustees’ and Chief Compliance Officer’s fees	5	5	41
Transfer agent fees	3,122	3,125	5,512
Printing and mailing costs	7,679	6,769	7,193
Audit fees	31,147	31,266	41,738
Other	203	209	292

Total Liabilities	98,868	50,468	428,732

Net Assets	$3,311,475	$3,391,179	$27,228,405

SEE NOTES TO FINANCIAL STATEMENTS.

25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

	Global Unconstrained Equity Fund	International Unconstrained Equity Fund	Total Emerging Markets Fund
NET ASSETS:
Paid-in-Capital	$3,001,024	$3,000,000	$25,046,478
Accumulated undistributed net investment income	18,528	19,015	170,639
Accumulated net realized gains (losses)	23,112	20,406	350,183
Net unrealized appreciation (depreciation)	268,811	351,758	1,661,105

Total Net Assets	$3,311,475	$3,391,179	$27,228,405

Net Assets:
Class A	$55,138	$56,465	$68,011
Class C	55,023	56,348	67,890
Class R2	55,081	56,406	67,950
Class R5	55,241	56,571	68,120
Class R6	55,253	56,583	68,132
Select Class	3,035,739	3,108,806	26,888,302

Total	$3,311,475	$3,391,179	$27,228,405

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,334	3,333	4,104
Class C	3,333	3,333	4,104
Class R2	3,333	3,333	4,104
Class R5	3,335	3,333	4,105
Class R6	3,335	3,333	4,105
Select Class	183,399	183,333	1,621,228
Net Asset Value (a):
Class A - Redemption price per share	$16.54	$16.94	$16.57
Class C - Offering price per share (b)	16.51	16.90	16.54
Class R2 - Offering and redemption price per share	16.52	16.92	16.56
Class R5 - Offering and redemption price per share	16.56	16.97	16.60
Class R6 - Offering and redemption price per share	16.57	16.97	16.60
Select Class - Offering and redemption price per share	16.55	16.96	16.59
Class A maximum sales charge	5.25%	5.25%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.46	$17.88	$17.35
Cost of investments in non-affiliates	$2,974,361	$2,973,455	$24,865,395
Cost of foreign currency	11,770	6,687	9,864
Premiums paid on swaps	—	—	6,515
Premiums received on swaps	—	—	4,147

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

26

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2012 (Unaudited)

	Global Unconstrained Equity Fund (a)	International Unconstrained Equity Fund (a)	Total Emerging Markets Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$225,028
Dividend income from non-affiliates	36,721	35,765	114,551
Dividend income from affiliates	47	6	449
Foreign taxes withheld	(2,453)	(2,361)	(2,564)

Total investment income	34,315	33,410	337,464

EXPENSES:
Investment advisory fees	10,569	10,589	92,529
Administration fees	1,159	1,161	8,116
Distribution fees:
Class A	55	55	58
Class C	165	165	173
Class R2	110	110	116
Shareholder servicing fees:
Class A	55	55	58
Class C	55	55	58
Class R2	55	55	58
Class R5	11	11	11
Select Class	3,028	3,034	22,843
Custodian and accounting fees	18,733	20,112	38,688
Collateral management fees	—	—	2,125
Professional fees	31,166	31,286	41,784
Trustees’ and Chief Compliance Officer’s fees	14	14	96
Printing and mailing costs	648	649	703
Registration and filing fees	145	145	148
Transfer agent fees	3,881	3,886	6,272
Offering costs	12,208	16,035	9,947
Other	2,127	2,101	2,224

Total expenses	84,184	89,518	226,007

Less amounts waived	(11,728)	(11,750)	(91,890)
Less expense reimbursements	(57,693)	(63,373)	(13,770)

Net expenses	14,763	14,395	120,347

Net investment income (loss)	19,552	19,015	217,117

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27,793	32,334	343,461
Futures	—	—	7,673
Foreign currency transactions	(4,681)	(11,928)	(951)

Net realized gain (loss)	23,112	20,406	350,183

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	268,642	351,530	1,665,079
Futures	—	—	(4,818)
Foreign currency translations	169	228	1,751
Swaps	—	—	(907)

Change in net unrealized appreciation (depreciation)	268,811	351,758	1,661,105

Net realized/unrealized gains (losses)	291,923	372,164	2,011,288

Change in net assets resulting from operations	$311,475	$391,179	$2,228,405

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund	International Unconstrained Equity Fund	Total Emerging Markets Fund
	Period Ended 4/30/2012 (Unaudited) (a)	Period Ended 4/30/2012 (Unaudited) (a)	Period Ended 4/30/2012 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,552	$19,015	$217,117
Net realized gain (loss)	23,112	20,406	350,183
Change in net unrealized appreciation (depreciation)	268,811	351,758	1,661,105

Change in net assets resulting from operations	311,475	391,179	2,228,405

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7)	—	(106)
Class C
From net investment income	—	—	(96)
Class R2
From net investment income	—	—	(96)
Class R5
From net investment income	(26)	—	(125)
Class R6
From net investment income	(28)	—	(127)
Select Class
From net investment income	(963)	—	(45,928)

Total distributions to shareholders	(1,024)	—	(46,478)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,001,024	3,000,000	25,046,478

NET ASSETS:
Change in net assets	3,311,475	3,391,179	27,228,405
Beginning of period	—	—	—

End of period	$3,311,475	$3,391,179	$27,228,405

Accumulated undistributed net investment income	$18,528	$19,015	$170,639

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

28

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund		International Unconstrained Equity Fund	Total Emerging Markets Fund
	Period Ended 4/30/2012 (Unaudited) (a)		Period Ended 4/30/2012 (Unaudited) (a)	Period Ended 4/30/2012 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000		$50,000	$62,500
Dividends and distributions reinvested	7		—	106

Change in net assets from Class A capital transactions	$50,007		$50,000	$62,606

Class C
Proceeds from shares issued	50,000		50,000	62,500
Dividends and distributions reinvested	—		—	96

Change in net assets from Class C capital transactions	$50,000		$50,000	$62,596

Class R2
Proceeds from shares issued	50,000		50,000	62,500
Dividends and distributions reinvested	—		—	96

Change in net assets from Class R2 capital transactions	$50,000		$50,000	$62,596

Class R5
Proceeds from shares issued	50,000		50,000	62,500
Dividends and distributions reinvested	26		—	125

Change in net assets from Class R5 capital transactions	$50,026		$50,000	$62,625

Class R6
Proceeds from shares issued	50,000		50,000	62,500
Dividends and distributions reinvested	28		—	127

Change in net assets from Class R6 capital transactions	$50,028		$50,000	$62,627

Select Class
Proceeds from shares issued	2,750,000		2,750,000	24,687,500
Dividends and distributions reinvested	963		—	45,928

Change in net assets from Select Class capital transactions	$2,750,963		$2,750,000	$24,733,428

Total change in net assets from capital transactions	$3,001,024		$3,000,000	$25,046,478

SHARE TRANSACTIONS:
Class A
Issued	3,334		3,333	4,097
Reinvested	—	(b)	—	7

Change in Class A Shares	3,334		3,333	4,104

Class C
Issued	3,333		3,333	4,098
Reinvested	—		—	6

Change in Class C Shares	3,333		3,333	4,104

Class R2
Issued	3,333		3,333	4,097
Reinvested	—		—	7

Change in Class R2 Shares	3,333		3,333	4,104

Class R5
Issued	3,333		3,333	4,097
Reinvested	2		—	8

Change in Class R5 Shares	3,335		3,333	4,105

Class R6
Issued	3,333		3,333	4,096
Reinvested	2		—	9

Change in Class R6 Shares	3,335		3,333	4,105

Select Class
Issued	183,334		183,333	1,618,101
Reinvested	65		—	3,127

Change in Select Class Shares	183,399		183,333	1,621,228

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1(shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)
Global Unconstrained Equity Fund
Class A
November 30, 2011 (f) through April 30, 2012 (Unaudited)	$15.00	$0.08	$1.46	$1.54	$— (g)	$16.54	10.28%	$55,138	1.35%	1.25%	6.07%	12%
Class C
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.05	1.46	1.51	—	16.51	10.07	55,023	1.85	0.75	6.53	12
Class R2
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.07	1.45	1.52	—	16.52	10.13	55,081	1.60	1.00	6.30	12
Class R5
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.11	1.46	1.57	(0.01)	16.56	10.46	55,241	0.90	1.70	5.66	12
Class R6
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.12	1.46	1.58	(0.01)	16.57	10.53	55,253	0.85	1.75	5.61	12
Select Class
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.10	1.46	1.56	(0.01)	16.55	10.37	3,035,739	1.10	1.50	5.84	12

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2012.
(f)	Commencement of operations.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

30

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)
International Unconstrained Equity Fund
Class A
November 30, 2011 (f) through April 30, 2012 (Unaudited)	$15.00	$0.08	$1.86	$1.94	$16.94	12.93%	$56,465	1.32%	1.20%	6.29%	23%
Class C
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.05	1.85	1.90	16.90	12.67	56,348	1.82	0.70	6.74	23
Class R2
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.06	1.86	1.92	16.92	12.80	56,406	1.57	0.95	6.51	23
Class R5
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.11	1.86	1.97	16.97	13.13	56,571	0.87	1.65	5.88	23
Class R6
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.11	1.86	1.97	16.97	13.13	56,583	0.82	1.70	5.84	23
Select Class
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.10	1.86	1.96	16.96	13.07	3,108,806	1.07	1.45	6.06	23

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2012.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)
Total Emerging Markets Fund
Class A
November 30, 2011 (f) through April 30, 2012 (Unaudited)	$15.00	$0.12	$1.48	$1.60	$(0.03)	$16.57	10.71%	$68,011	1.55%	2.10%	2.62%	37%
Class C
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.10	1.47	1.57	(0.03)	16.54	10.48	67,890	2.05	1.60	3.11	37
Class R2
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.11	1.48	1.59	(0.03)	16.56	10.62	67,950	1.80	1.85	2.87	37
Class R5
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.15	1.49	1.64	(0.04)	16.60	10.95	68,120	1.10	2.55	2.19	37
Class R6
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.15	1.49	1.64	(0.04)	16.60	10.95	68,132	1.05	2.60	2.14	37
Select Class
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	0.14	1.48	1.62	(0.03)	16.59	10.86	26,888,302	1.30	2.35	2.38	37

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2012.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

32

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Diversified/Non- Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
Total Emerging Markets Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of Global Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of Total Emerging Markets Fund is to seek to achieve total return.

The Global Unconstrained Equity Fund, International Unconstrained Equity Fund and Total Emerging Markets Fund commenced operations on November 30, 2011. Currently the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the

33

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”):

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$50,669	$—	$50,669
Canada	18,529	—	—	18,529
China	24,019	256,391	—	280,410
Denmark	—	29,608	—	29,608
France	—	238,331	—	238,331
Germany	—	92,886	—	92,886
Hong Kong	—	100,439	5,143	105,582
Indonesia	—	21,238	—	21,238
Ireland	68,485	—	—	68,485
Israel	—	61,063	—	61,063
Japan	—	167,171	—	167,171
Netherlands	—	120,087	—	120,087
Switzerland	—	183,260	—	183,260
United Kingdom	—	373,151	—	373,151
United States	1,353,866	—	—	1,353,866

Total Common Stocks	1,464,899	1,694,294	5,143	3,164,336

Preferred Stock
Germany	—	78,667	—	78,667

Total Investments in Securities	$1,464,899	$1,772,961	$5,143	$3,243,003

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$54,057	$—	$54,057
Brazil	—	33,305	—	33,305
Canada	181,974	—	—	181,974
China	—	43,851	—	43,851
France	—	313,574	—	313,574
Germany	—	330,680	—	330,680

34

International Unconstrained Equity Fund

(continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Hong Kong	$—	$107,101	$—	$107,101
India	—	74,324	—	74,324
Indonesia	—	42,354	—	42,354
Ireland	—	70,657	—	70,657
Israel	—	68,610	—	68,610
Japan	—	274,724	—	274,724
Netherlands	—	87,025	—	87,025
South Africa	—	153,669	—	153,669
South Korea	—	122,995	—	122,995
Sweden	—	30,293	—	30,293
Switzerland	—	140,214	—	140,214
Taiwan	—	88,416	—	88,416
Thailand	—	68,883	—	68,883
United Kingdom	—	973,450	—	973,450

Total Common Stocks	181,974	3,078,182		3,260,156

Preferred Stock
Germany	—	64,829	—	64,829

Total Investments in Securities	$181,974	$3,143,011	—	$3,324,985

Total Emerging Markets Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$962,115	$119,720	$—	$1,081,835
Canada	327,050	—	—	327,050
China	—	2,854,165	—	2,854,165
Hong Kong	—	1,254,405	—	1,254,405
India	—	814,035	—	814,035
Indonesia	—	108,756	—	108,756
Mexico	—	235,654	—	235,654
Nigeria	—	81,488	—	81,488
Poland	—	489,149	—	489,149
Russia	—	1,479,862	—	1,479,862
South Africa	—	773,686	—	773,686
South Korea	—	2,610,861	—	2,610,861
Taiwan	—	1,190,634	—	1,190,634
Thailand	—	394,370	—	394,370
Turkey	—	360,055	—	360,055
United Arab Emirates	—	375,343	—	375,343
United Kingdom	—	293,881	—	293,881

Total Common Stocks	1,289,165	13,436,064	—	14,725,229

Corporate Bonds
Cayman Islands	—	39,435	—	39,435
Chile	—	104,180	—	104,180
Indonesia	—	206,000	—	206,000
Ireland	—	177,796	—	177,796
Kazakhstan	—	530,100	—	530,100
Luxembourg	—	113,266	—	113,266
Malaysia	—	113,693	—	113,693
Mexico	—	358,313	—	358,313
United Kingdom	—	10,350	—	10,350
Venezuela	—	191,750	—	191,750

Total Corporate Bonds	—	1,844,883	—	1,844,883

Foreign Government Securities	—	8,740,766	—	8,740,766
Preferred Stocks
Brazil	475,669	618,756	—	1,094,425

35

Total Emerging Markets Fund

(continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Options Purchased
Foreign Exchange Currency
Options Purchased	$—	$720	$—	$720
Supranational	—	109,375	—	109,375
U.S. Treasury Obligation	—	15,076	—	15,076

Total Investments in Securities	$1,764,834	$24,765,640	$—	$26,530,474

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$21,044	$—	$21,044
Futures Contracts	292	—	—	292
Swaps	—	2,557	—	2,557

Total Appreciation in Other Financial Instruments	$292	$23,601	$—	$23,893

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(19,711)	$—	(19,711)
Futures Contracts	(5,110)	—	—	(5,110)
Swaps	—	(1,096)	—	(1,096)

Total Depreciation in Other Financial Instruments	$(5,110)	(20,807)	$—	(25,917)

There were no transfers between Levels 1 and 2 during the period ended April 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Global Unconstrained Equity Fund	Balance as of 11/30/11*	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/12
Investments in Securities
Common Stocks – Hong Kong	$—	$(994)	$(3,700)	$—	$15,032	$(5,195)	$—	$—	$5,143

Total	$—	$(994)	$(3,700)	$—	$15,032	$(5,195)	$—	$—	$5,143

*	Commencement of operations.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3) was $(3,700) for Global Unconstrained Equity Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations

B. Restricted and Illiquid Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2012:

	Value	Percentage
Global Unconstrained Equity Fund	$5,143	0.2%

C. Derivatives — Total Emerging Markets Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Total Emerging Markets Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

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The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — Total Emerging Markets Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

(2). Futures Contracts — Total Emerging Markets Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Swaps — Total Emerging Markets Fund engages in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between the Fund and a counterparty to exchange swap investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

Credit Default Swaps

Total Emerging Markets Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

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The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(4). Forward Foreign Currency Exchange Contracts— Total Emerging Markets Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(5). Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Total Emerging Markets Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets – Unrealized Appreciation	$—	$292	$—	$—
Foreign exchange contracts	Receivables, Net Assets – Unrealized Appreciation	720	—	21,044	—
Credit contracts	Receivables	—	—	—	2,557

Total		$720	$292	$21,044	$2,557

Liabilities
Interest rate contracts	Payable, Net Assets – Unrealized Depreciation	$—	$(5,110)	$—	$—
Foreign exchange contracts	Payables	—	—	(19,711)	—
Credit contracts	Payables	—	—	—	(1,096)

Total		—	$(5,110)	$(19,711)	$(1,096)

(a)	The market value of purchased options is reported as Investments in non-affiliates on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

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The following tables present the effect of derivatives on the Statements of Operations for the period ended April 30, 2012, by primary underlying risk exposure:

Total Emerging Markets Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$7,673	$—	$7,673
Foreign exchange contracts	—	(533)	(533)

Total	$7,673	$(533)	$7,140

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(4,818)	$—	$—	$(4,818)
Foreign exchange contracts	(116)	—	1,338	—	1,222
Credit contracts	—	—	—	(907)	(907)

Total	$(116)	$(4,818)	$1,338	$(907)	$(4,503)

The Fund’s derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, foreign currency exchange contracts, options and swaps activity during the period ended April 30, 2012. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Total Emerging Markets Fund
Futures Contracts:
Average Notional Balance Long	$414,238
Average Notional Balance Short	695,683
Ending Notional Balance Long	441,094
Ending Notional Balance Short	911,110

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,337,756
Average Settlement Value Sold	1,244,130
Ending Settlement Value Purchased	2,015,921
Ending Settlement Value Sold	1,949,243

OTC Options:
Average Number of Contracts Purchased	108,000	(a)
Ending Number of Contracts Purchased	108,000

Credit Default Swaps:
Average Notional Balance – Buy Protection	400,000	(b)
Average Notional Balance – Sell Protection	400,000	(b)
Ending Notional Balance – Buy Protection	400,000
Ending Notional Balance – Sell Protection	400,000

(a)	Average is for the period April 1, 2012 through April 30, 2012.
(b)	Average is for the period February 1, 2012 through April 30, 2012.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

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Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Offering and Organizational Costs — Total offering costs of $29,397, $38,611 and $23,952 paid in connection with the offering of shares of the Global Unconstrained Equity Fund, International Unconstrained Equity Fund and Total Emerging Markets Fund, respectively, are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time they commenced operations and are included as part of Professional fees in the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Unconstrained Equity Fund	0.80%
International Unconstrained Equity Fund	0.80
Total Emerging Markets Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

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B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Unconstrained Equity Fund	0.25%	0.75%	0.50%
International Unconstrained Equity Fund	0.25	0.75	0.50
Total Emerging Markets Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Unconstrained Equity Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Unconstrained Equity Fund	0.25	0.25	0.25	0.05	0.25
Total Emerging Markets Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Total Emerging Markets Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

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G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Global Unconstrained Equity Fund	1.35%	1.85%	1.60%	0.90%	0.85%	1.10%
International Unconstrained Equity Fund	1.32	1.82	1.57	0.87	0.82	1.07
Total Emerging Markets Fund	1.55	2.05	1.80	1.10	1.05	1.30

The expense limitation agreements were in effect for the period ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the period ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Total	Contractual Reimbursements
Global Unconstrained Equity Fund	$10,569	$1,159	$11,728	$57,693
International Unconstrained Equity Fund	10,589	1,161	11,750	63,373
Total Emerging Markets Fund	83,774	8,116	91,890	13,770

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in these money market funds for the period ended April 30, 2012.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended April 30, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Unconstrained Equity Fund	$3,330,043	$383,475	$—	$—
International Unconstrained Equity Fund	3,654,798	713,676	—	—
Total Emerging Markets Fund	32,574,521	8,074,376	25,124	10,000

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5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Unconstrained Equity Fund	$2,974,361	$320,040	$51,398	$268,642
International Unconstrained Equity Fund	2,973,455	365,271	13,741	351,530
Total Emerging Markets Fund	24,865,395	1,951,266	286,187	1,665,079

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Funds may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Total Emerging Markets Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

As of April 30, 2012, Global Unconstrained Equity Income Fund invested 41.7% of its total investments in issuers in the United States. International Unconstrained Equity Fund invested 29.3% of its total investments in issuers in the United Kingdom.

The Total Emerging Markets Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in

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a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Global Unconstrained Equity Fund
Class A
Actual*	$1,000.00	$1,102.80	$5.89	1.35%
Hypothetical**	1,000.00	1,018.15	6.77	1.35
Class C
Actual*	1,000.00	1,100.70	8.07	1.85
Hypothetical**	1,000.00	1,015.66	9.27	1.85
Class R2
Actual*	1,000.00	1,101.30	6.98	1.60
Hypothetical**	1,000.00	1,016.91	8.02	1.60
Class R5
Actual*	1,000.00	1,104.60	3.93	0.90
Hypothetical**	1,000.00	1,020.39	4.52	0.90
Class R6
Actual*	1,000.00	1,105.30	3.72	0.85
Hypothetical**	1,000.00	1,020.64	4.27	0.85
Select Class
Actual*	1,000.00	1,103.70	4.81	1.10
Hypothetical**	1,000.00	1,019.39	5.52	1.10

45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
International Unconstrained Equity Fund
Class A
Actual*	$1,000.00	$1,129.30	$5.84	1.32%
Hypothetical**	1,000.00	1,018.30	6.62	1.32
Class C
Actual*	1,000.00	1,126.70	8.04	1.82
Hypothetical**	1,000.00	1,015.81	9.12	1.82
Class R2
Actual*	1,000.00	1,128.00	6.94	1.57
Hypothetical**	1,000.00	1,017.06	7.87	1.57
Class R5
Actual*	1,000.00	1,131.30	3.85	0.87
Hypothetical**	1,000.00	1,020.54	4.37	0.87
Class R6
Actual*	1,000.00	1,131.30	3.63	0.82
Hypothetical**	1,000.00	1,020.79	4.12	0.82
Select Class
Actual*	1,000.00	1,130.70	4.73	1.07
Hypothetical**	1,000.00	1,019.54	5.37	1.07

Total Emerging Markets Fund
Class A
Actual*	1,000.00	1,107.10	6.78	1.55
Hypothetical**	1,000.00	1,017.16	7.77	1.55
Class C
Actual*	1,000.00	1,104.80	8.96	2.05
Hypothetical**	1,000.00	1,014.67	10.27	2.05
Class R2
Actual*	1,000.00	1,106.20	7.87	1.80
Hypothetical**	1,000.00	1,015.91	9.02	1.80
Class R5
Actual*	1,000.00	1,109.50	4.82	1.10
Hypothetical**	1,000.00	1,019.39	5.52	1.10
Class R6
Actual*	1,000.00	1,109.50	4.60	1.05
Hypothetical**	1,000.00	1,019.64	5.27	1.05
Select Class
Actual*	1,000.00	1,108.60	5.69	1.30
Hypothetical**	1,000.00	1,018.40	6.52	1.30

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/366 (to reflect the actual period). The Funds commenced operations on November 30, 2011.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

46

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2011 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Global Unconstrained Equity Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the

47

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that it does not intend to use third-party soft dollar arrangements with respect to securities transactions it will execute for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee

48

and the administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

49

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2011 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan International Unconstrained Equity Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the

50

J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that it does not intend to use third-party soft dollar arrangements with respect to securities transactions it will execute for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver

51

and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

52

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2011 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Total Emerging Markets Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the

53

J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that does not currently intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver

54

and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

55

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

J.P. Morgan Funds

April 30, 2012 (Unaudited)

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe,

Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “hard landing” in China remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a diversified portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.29%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	7.54%
Barclays Capital U.S. Aggregate Index	2.44%
Income Builder Composite Benchmark	5.54%

Net Assets as of 4/30/2012 (In Thousands)	$2,886,563

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Global Multi-Asset Group (“GMAG”) utilized top-down research to identify the asset allocation that they believed would maximize income for the Fund. After determining what they believed to be the Fund’s ideal asset allocation, GMAG leveraged the resources and insights of specialist teams, each with expertise in managing money in the asset classes assigned to them by GMAG. These specialist teams used bottom-up fundamental research, rigorously researching investment opportunities to determine their underlying value.

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis caused concerns about systemic risk to abate, which helped support investors’ appetite for risk and sparked a rally among global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the MSCI World Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 7.54% gain.

Although fears of systemic risk abated, Europe’s ongoing debt crisis caused international stocks to underperform U.S. stocks during the reporting period. Emerging markets stocks also underperformed U.S. stocks as investors worried that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. The S&P 500 Index finished the reporting period with a 12.77% gain, while the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 2.44%. The MSCI Emerging Markets Index (net of foreign withholding taxes) gained 3.94% for the six months ended April 30, 2012.

Fixed income securities, as measured by the Barclays Capital U.S. Aggregate Index, posted a 2.44% return and underperformed global equities for the six months ended April 30, 2012. High yield bonds (also known as “junk bonds”) and emerging markets debt securities outperformed investment grade corporate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2012, the Fund (Class A Shares, without a sales charge) outperformed its Composite Benchmark, which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays Capital U.S. Aggregate Index.

The Fund’s allocation to emerging markets debt securities and high yield bonds, which are not held in the Composite Benchmark, contributed to its relative performance. Strong corporate balance sheets and investors’ increasing appetite for risk benefited high yield bonds. Emerging markets debt securities were supported by a beneficial technical environment, as the asset class experienced strong inflows due, in part, to investors’ search for yield in a low interest rate environment.

Among equities, the Fund had a larger exposure to international developed equities and emerging markets equities versus U.S. equities. This weighting hurt the Fund’s relative performance versus the Composite Benchmark given the underperformance of international developed stocks and emerging market stocks in comparison to U.S. stocks. International developed stocks lagged U.S. stocks mainly due to relative weakness from European equities as a result of the region’s debt crisis. Meanwhile, emerging market stocks were hurt by concerns about the potential of a “hard landing” in China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to find U.S. dividend yields unattractive relative to the dividend yields of international stocks. Generally, equities that pay out high dividends in the U.S. continued to be concentrated in only a few sectors, while high-yielding equities were spread across sectors in the international markets. High yield bonds continued to constitute the largest percentage of the Fund’s overall assets, as the Fund’s portfolio managers believed that these securities offered the potential for attractive income and lower volatility relative to equities.

In addition, given their concerns regarding the euro, the Fund’s portfolio managers used currency futures to protect a small portion of the Fund’s euro-denominated securities from potential weakness in the euro.

2	J.P. MORGAN FUNDS	APRIL 30, 2012

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Republic of Venezuela (Venezuela), Reg. S, 11.950%, 08/05/31	0.8%
2.	HCA, Inc., 7.500%, 02/15/22	0.6
3.	Republic of Argentina (Argentina), Series 1, 8.750%, 06/02/17	0.6
4.	Republic of Iraq, (Iraq), Reg. S, 5.800%, 01/15/28	0.5
5.	Time Warner, Inc. (Common Stock)	0.5
6.	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	0.5
7.	Merck & Co., Inc. (Common Stock)	0.5
8.	Sprint Nextel Corp., 9.000%, 11/15/18	0.5
9.	Pfizer, Inc. (Common Stock)	0.5
10.	DISH DBS Corp., 7.875%, 09/01/19	0.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	62.4%
United Kingdom	3.5
Japan	2.5
Australia	2.3
France	2.2
Netherlands	1.7
Luxembourg	1.6
Germany	1.4
Brazil	1.2
Taiwan	1.1
South Africa	1.0
China	1.0
Others (each less than 1.0%)	18.1

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		7.29%	0.98%	16.45%	4.38%
With Sales Charge**		2.51	(3.53)	14.68	3.41
CLASS C SHARES	5/31/07
Without CDSC		6.93	0.48	15.85	3.86
With CDSC***		5.93	(0.52)	15.85	3.86
SELECT CLASS SHARES	5/31/07	7.24	1.11	16.56	4.57

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays Capital U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays Capital U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays Capital U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2012

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 4.5%
	United States — 4.5%
	Ameriquest Mortgage Securities, Inc.,
678	Series 2004-R3, Class A1B, VAR, 0.589%, 05/25/34	587
4,409	Series 2004-R1, Class M1, VAR, 1.034%, 02/25/34	3,144
565	Series 2004-R8, Class M1, VAR, 1.199%, 09/25/34	430
	Argent Securities, Inc.,
5,475	Series 2004-W6, Class M1, VAR, 0.789%, 05/25/34	4,111
4,600	Series 2004-W7, Class M2, VAR, 0.839%, 05/25/34	3,671
	Asset-Backed Funding Certificates,
1,887	Series 2005-WF1, Class M1, VAR, 0.599%, 11/25/34	1,201
3,079	Series 2004-OPT3, Class M1, VAR, 0.989%, 09/25/33	2,262
560	Series 2003-OPT1, Class A1A, VAR, 1.059%, 04/25/33	466
1,967	Series 2004-OPT5, Class M2, VAR, 1.689%, 12/25/33	743
2,586	Asset-Backed Securities Corp. Home Equity, Series 2001-HE3, Class M1, VAR, 1.140%, 11/15/31	2,032
6,620	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	6,133
1,855	Centex Home Equity, Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,082
	Chase Funding Mortgage Loan Asset-Backed Certificates,
2,740	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,635
1,026	Series 2003-5, Class 1M2, VAR, 5.641%, 09/25/32	559
	Citigroup Mortgage Loan Trust, Inc.,
386	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	364
1,098	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	977
2,286	Series 2006-WFH2, Class A2A, VAR, 0.389%, 08/25/36	1,631
3,441	Series 2006-WFH4, Class A3, VAR, 0.389%, 11/25/36	2,834
3,773	Series 2007-WFH2, Class A2, VAR, 0.389%, 03/25/37	3,515
881	Series 2005-OPT1, Class M4, VAR, 0.939%, 02/25/35	467

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Countrywide Asset-Backed Certificates,
260	Series 2006-2, Class 2A2, VAR, 0.429%, 06/25/36	222
1,330	Series 2004-2, Class M1, VAR, 0.989%, 05/25/34	989
8,085	Series 2003-BC1, Class A1, VAR, 1.039%, 03/25/33	6,349
4,720	Series 2004-1, Class M2, VAR, 1.064%, 03/25/34	4,061
2,280	Series 2002-3, Class M1, VAR, 1.364%, 03/25/32	1,755
1,476	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 5.303%, 12/25/35	1,347
1,156	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	988
3,188	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF11, Class A2D, VAR, 0.579%, 11/25/35	2,715
3,360	Fremont Home Loan Trust, Series 2004-B, Class M2, VAR, 1.184%, 05/25/34	2,583
1,754	GS Mortgage Securities Corp., Series 2005- SEA2, Class A1, VAR, 0.589%, 01/25/45	1,554
1,689	Home Equity Asset Trust, Series 2004-7, Class M2, VAR, 1.229%, 01/25/35	1,386
2,336	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.539%, 11/25/35	1,589
1,200	Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1, VAR, 0.709%, 08/25/35	1,020
864	Series 2004-3, Class M2, VAR, 1.139%, 07/25/34	726
	Mastr Asset Backed Securities Trust,
2,605	Series 2004-OPT2, Class M2, VAR, 0.889%, 09/25/34	1,874
137	Series 2003-WMC2, Class M1, VAR, 1.289%, 08/25/33	132
	Morgan Stanley ABS Capital I,
14	Series 2006-WMC1, Class A2B, VAR, 0.439%, 12/25/35	14
1,184	Series 2005-NC1, Class M3, VAR, 0.749%, 01/25/35	929
2,589	Series 2005-HE1, Class M3, VAR, 0.759%, 12/25/34	1,944
516	Series 2004-NC7, Class M3, VAR, 0.889%, 07/25/34	435
3,213	Series 2004-HE6, Class M3, VAR, 0.889%, 08/25/34	2,444
7,390	Series 2004-HE8, Class M3, VAR, 0.989%, 09/25/34	6,199

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued
	United States — Continued
848	Series 2004-NC3, Class B1, VAR, 2.714%, 03/25/34	470
	New Century Home Equity Loan Trust,
3,783	Series 2005-A, Class A6, SUB, 4.954%, 08/25/35	3,516
1,708	Series 2004-2, Class M2, VAR, 0.859%, 08/25/34	1,419
2,326	Series 2003-B, Class M2, VAR, 2.714%, 11/25/33	1,646
	Option One Mortgage Loan Trust,
5,150	Series 2004-3, Class M2, VAR, 0.809%, 11/25/34	4,364
5,370	Series 2004-2, Class M1, VAR, 1.034%, 05/25/34	3,883
4,846	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.964%, 10/25/34	3,026
	Renaissance Home Equity Loan Trust,
2,823	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	2,400
1,018	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	735
881	Series 2004-1, Class M1, VAR, 0.819%, 05/25/34	638
1,960	Series 2003-3, Class M1, VAR, 0.969%, 12/25/33	1,313
	Residential Asset Mortgage Products, Inc.,
843	Series 2004-RS11, Class M1, VAR, 0.859%, 11/25/34	792
1,528	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	1,373
5,626	Residential Asset Securities Corp., Series 2006-KS7, Class A3, VAR, 0.389%, 09/25/36	4,888
	Saxon Asset Securities Trust,
1,776	Series 2006-2, Class A3C, VAR, 0.389%, 09/25/36	1,338
3,906	Series 2003-3, Class M1, VAR, 1.214%, 12/25/33	2,787
	Structured Asset Investment Loan Trust,
745	Series 2003-BC10, Class A4, VAR, 1.239%, 10/25/33	601
11,919	Series 2004-7, Class M1, VAR, 1.289%, 08/25/34	8,951
435	Structured Asset Securities Corp., Series 2003-AM1, Class M1, VAR, 1.589%, 04/25/33	382

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Wells Fargo Home Equity Trust,
561	Series 2004-2, Class A21B, VAR, 0.659%, 05/25/34	490
2,776	Series 2004-2, Class M1, VAR, 0.839%, 05/25/34	2,166
3,508	Series 2004-2, Class M4, VAR, 1.439%, 05/25/34	2,603

	Total Asset-Backed Securities (Cost $129,645)	129,880

Collateralized Mortgage Obligations — 3.7%
	Non-Agency CMO — 3.7%
	United States — 3.7%
	Banc of America Alternative Loan Trust
2,969	Series 2005-12, Class 5A1, 5.250%, 01/25/21	2,875
792	Series 2005-4, Class 3A1, 5.500%, 05/25/20	779
519	Series 2005-6, Class 7A1, 5.500%, 07/25/20	496
3,097	Series 2005-11, Class 4A5, 5.750%, 12/25/35	2,255
49	Series 2006-4, Class 2A1, 6.000%, 05/25/21	48
2,437	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,915
1,381	Series 2006-5, Class CB7, 6.000%, 06/25/46	964
2,982	Banc of America Funding Corp., Series 2007-4, Class 8A1, 5.500%, 11/25/34	2,935
1,116	Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1, 6.000%, 09/25/37	988
2,230	Bear Stearns Asset-Backed Securities Trust, Series 2004-AC5, Class M1, VAR, 0.909%, 10/25/34	1,410
2,716	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	2,424
6,482	Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2, 5.500%, 11/25/35	6,255
164	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	165
	Countrywide Alternative Loan Trust
694	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	687
248	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	219
1,989	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	1,795
24	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	23

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	United States — Continued
3,577	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	3,113
1,563	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,510
1,301	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	1,298
1,597	Series 2007-25, Class 2A1, 6.000%, 11/25/22	1,506
3,273	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	3,123
1,031	Series 2006-19CB, Class A15, 6.000%, 08/25/36	772
727	Countrywide Home Loan Mortgage Pass- Through Trust, Series 2005-20, Class A7, 5.250%, 12/25/27	627
9,267	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 11A1, 5.500%, 11/25/20	9,028
	First Horizon Alternative Mortgage Securities
678	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	604
3,306	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	3,185
	First Horizon Asset Securities, Inc.
178	Series 2005-8, Class 2A1, 5.250%, 02/25/21	178
782	Series 2005-6, Class 1A1, 5.500%, 11/25/35	790
1,444	Series 2006-3, Class 1A13, 6.250%, 11/25/36	1,391
3,570	Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A2, VAR, 0.459%, 06/25/45	2,401
2,687	GSR Mortgage Loan Trust, Series 2006-9F, Class 8A1, 5.500%, 08/25/21	2,567
1,477	Indymac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, VAR, 0.539%, 07/25/35	1,012
	JP Morgan Mortgage Trust
975	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	962
608	Series 2005-S2, Class 2A9, 5.500%, 09/25/35	611
852	Series 2005-A8, Class 1A1, VAR, 5.341%, 11/25/35	794
4,221	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	3,591
	MASTR Alternative Loans Trust
3,064	Series 2006-3, Class 3A1, 5.500%, 06/25/21	2,787
818	Series 2005-3, Class 1A1, 5.500%, 04/25/35	781

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
847	Series 2005-5, Class 3A1, 5.750%, 08/25/35	700
	Morgan Stanley Mortgage Loan Trust
424	Series 2005-4, Class 1A, 5.000%, 08/25/35	419
2,397	Series 2004-9, Class 1A, VAR, 5.846%, 11/25/34	2,326
	Residential Accredit Loans, Inc.
357	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	318
6,154	Series 2006-QS4, Class A2, 6.000%, 04/25/36	4,025
	Residential Asset Securitization Trust
501	Series 2004-A6, Class A1, 5.000%, 08/25/19	506
5,582	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	4,675
122	Residential Funding Mortgage Securities I, Series 2006-S12, Class 2A2, 6.000%, 12/25/36	114
1,586	Structured Asset Securities Corp., Series 2003-35, Class B1, VAR, 5.533%, 12/25/33	1,294
	WaMu Mortgage Pass-Through Certificates
126	Series 2005-AR15, Class A1A1, VAR, 0.499%, 11/25/45	99
113	Series 2005-AR17, Class A1A1, VAR, 0.509%, 12/25/45	89
109	Series 2005-AR2, Class 2A21, VAR, 0.569%, 01/25/45	92
4,434	Series 2005-AR16, Class 1A1, VAR, 2.452%, 12/25/35	4,277
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,388	Series 2006-3, Class 5A2, 5.500%, 03/25/21	2,998
5,738	Series 2007-1, Class 2A1, 6.000%, 01/25/22	5,523
	Wells Fargo Mortgage-Backed Securities Trust
6,175	Series 2006-5, Class 1A5, 5.250%, 04/25/36	6,167
214	Series 2007-5, Class 2A3, 5.500%, 05/25/22	215
1,583	Series 2006-3, Class A9, 5.500%, 03/25/36	1,593
2,678	Series 2007-15, Class A1, 6.000%, 11/25/37	2,545

	Total Collateralized Mortgage Obligations (Cost $106,698)	106,839

Commercial Mortgage-Backed Security — 0.2%
	United States — 0.2%
4,923	Banc of America Large Loan, Inc., Series 2010-HLTN, VAR, 1.990%, 11/15/15 (e) (Cost $4,531)	4,619

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 32.0%
	Australia — 1.7%
489	Amcor Ltd. (m)	3,819
347	Australia & New Zealand Banking Group Ltd. (m)	8,590
537	CFS Retail Property Trust	1,073
3,218	Commonwealth Property Office Fund (m)	3,483
5,983	Dexus Property Group (m)	5,805
1,412	Stockland (m)	4,535
793	Transurban Group (m)	4,844
1,269	Westfield Group (m)	12,135
1,738	Westfield Retail Trust (m)	4,904

		49,188

	Bermuda — 0.0% (g)
41	Validus Holdings Ltd.	1,321

	Brazil — 0.7%
324	AES Tiete S.A. (m)	4,099
571	CCR S.A.(m)	4,425
188	Cielo S.A. (m)	5,644
387	EDP – Energias do Brasil S.A. (m)	2,701
277	Souza Cruz S.A. (m)	4,307

		21,176

	Canada — 0.3%
36	Dundee Real Estate Investment Trust (m)	1,355
107	First Capital Realty, Inc. (m)	1,986
149	RioCan REIT (m)	4,100

		7,441

	Chile — 0.1%
22	Banco Santander Chile, ADR (m)	1,800

	China — 1.0%
11,519	Bank of China Ltd., Class H (m)	4,797
13,184	China Construction Bank Corp., Class H (m)	10,231
4,446	Jiangsu Expressway Co., Ltd., Class H (a) (m)	4,370
3,124	PetroChina Co., Ltd., Class H (m)	4,660
5,576	Zhejiang Expressway Co., Ltd., Class H (m)	3,997

		28,055

	Czech Republic — 0.1%
31	CEZ A.S. (m)	1,246
114	Telefonica Czech Republic A.S. (m)	2,299

		3,545

	Finland — 0.3%
602	UPM-Kymmene OYJ (m)	7,719

SHARES		SECURITY DESCRIPTION	VALUE

		France — 1.8%
174		Cie de Saint-Gobain (m)	7,308
195		GDF Suez (m)	4,499
71		Sanofi (m)	5,410
178		Schneider Electric S.A. (a) (m)	10,965
84		Sodexo (m)	6,661
149		Total S.A. (m)	7,152
59		Unibail-Rodamco SE (m)	11,003

			52,998

		Germany — 1.3%
65		Allianz SE (m)	7,199
89		BASF SE (m)	7,350
84		Bayerische Motoren Werke AG (m)	8,030
125		Deutsche Boerse AG (m)	7,831
317		E.ON AG (m)	7,176

			37,586

		Hong Kong — 0.9%
396		China Mobile Ltd. (m)	4,381
1,039		Hutchison Whampoa Ltd. (m)	9,954
1,331		Link REIT (The) (m)	5,535
1,048		Shanghai Industrial Holdings Ltd. (m)	3,490
94		Sun Hung Kai Properties Ltd. (m)	1,126
189		VTech Holdings Ltd. (m)	2,112

			26,598

		India — 0.2%
45		Hero Motocorp Ltd. (m)	1,900
825		Tata Motors Ltd., Class A (m)	2,821

			4,721

		Indonesia — 0.1%
5,266		Perusahaan Gas Negara Persero Tbk PT (m)	1,912
2,460		Telekomunikasi Indonesia Persero Tbk PT (m)	2,268

			4,180

		Italy — 0.3%
393		ENI S.p.A. (m)	8,741

		Japan — 2.4%
1		Advance Residence Investment Corp. (m)	1,825
194		Canon, Inc. (m)	8,789
83		Daito Trust Construction Co., Ltd. (m)	7,464
—	(h)	Daiwahouse Residential Investment Corp. (m)	2,685
—	(h)	Japan Real Estate Investment Corp. (m)	4,217
3		Japan Retail Fund Investment Corp. (m)	4,767
1		Japan Tobacco, Inc. (m)	8,116
1		Kenedix Realty Investment Corp. (m)	3,329

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		Japan — Continued
170		Mitsui Fudosan Co., Ltd. (m)	3,114
135		Nippon Telegraph & Telephone Corp. (m)	6,095
—	(h)	Nomura Real Estate Residential Fund, Inc.(m)	2,328
1		Orix JREIT, Inc. (m)	2,632
—	(h)	Premier Investment Corp. (m)	1,723
667		Sumitomo Corp. (m)	9,479
1		Tokyu REIT, Inc. (m)	3,984

			70,547

		Kazakhstan — 0.1%
116		KazMunaiGas Exploration Production JSC, Reg. S, GDR (m)	2,319

		Luxembourg — 0.0% (g)
7		Magnachip Semiconductor Corp. (a)	79

		Malaysia — 0.1%
1,595		Berjaya Sports Toto Bhd (m)	2,274
546		Lafarge Malayan Cement Bhd (m)	1,294

			3,568

		Mexico — 0.3%
58		Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	4,767
1,416		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	2,886

			7,653

		Netherlands — 1.2%
49		Corio N.V. (m)	2,209
67		Eurocommercial Properties N.V. (m)	2,343
570		Koninklijke Ahold N.V. (m)	7,233
1		LyondellBasell Industries N.V., Class A	35
154		Nieuwe Steen Investments N.V. (m)	1,693
329		Royal Dutch Shell plc, Class A (m)	11,719
195		Unilever N.V., CVA (m)	6,689
38		Vastned Retail N.V. (m)	1,848
22		Wereldhave N.V. (m)	1,577

			35,346

		New Zealand — 0.4%
4,657		Telecom Corp. of New Zealand Ltd. (m)	10,013

		Philippines — 0.1%
64		Philippine Long Distance Telephone Co., ADR (m)	3,914

		Poland — 0.3%
63		KGHM Polska Miedz S.A. (m)	2,763
20		Powszechny Zaklad Ubezpieczen S.A. (m)	2,054
716		Telekomunikacja Polska S.A. (m)	3,745

			8,562

SHARES	SECURITY DESCRIPTION	VALUE

	Qatar — 0.3%
168	Commercial Bank of Qatar QSC (The) (m)	3,316
95	Industries Qatar QSC (m)	3,804

		7,120

	Russia — 0.3%
52	Lukoil OAO, ADR (m)	3,205
586	Mechel, ADR (a) (m)	1,992
155	Mobile Telesystems OJSC, ADR (m)	3,036

		8,233

	Singapore — 0.7%
3,983	Ascendas India Trust (m)	2,616
865	Ascendas REIT (m)	1,451
1,558	Ascott Residence Trust (m)	1,408
3,012	Cambridge Industrial Trust (m)	1,314
3,177	CapitaCommercial Trust (m)	3,304
2,622	CapitaMalls Asia Ltd. (m)	3,250
2,586	Hutchison Port Holdings Trust, Class U	1,948
2,243	Singapore Telecommunications Ltd. (m)	5,642

		20,933

	South Africa — 0.8%
670	African Bank Investments Ltd. (m)	3,348
70	Exxaro Resources Ltd. (m)	1,861
826	Growthpoint Properties Ltd. (m)	2,232
294	Hyprop Investments Ltd. (m)	2,172
50	Kumba Iron Ore Ltd. (m)	3,517
273	MTN Group Ltd. (m)	4,770
693	Redefine Properties Ltd. (m)	735
247	Vodacom Group Ltd. (m)	3,432

		22,067

	South Korea — 0.3%
56	KT Corp. (m)	1,442
575	KT Corp., ADR (m)	7,385
48	SK Telecom Co., Ltd., ADR (m)	647

		9,474

	Sweden — 0.3%
242	Swedbank AB, Class A (m)	3,997
508	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	5,035

		9,032

	Switzerland — 0.9%
116	Nestle S.A. (m)	7,100
63	Roche Holding AG (m)	11,453
123	Swiss Re AG (a) (m)	7,743

		26,296

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
	Taiwan — 1.1%
1,143	Asia Cement Corp. (m)	1,369
298	Asustek Computer, Inc. (m)	2,989
920	Delta Electronics, Inc. (m)	2,717
682	Far EasTone Telecommunications Co., Ltd. (m)	1,476
1,953	Novatek Microelectronics Corp. (m)	5,878
576	President Chain Store Corp. (m)	3,078
1,129	Quanta Computer, Inc. (m)	2,954
889	Taiwan Mobile Co., Ltd. (m)	2,866
337	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	5,243
747	Tripod Technology Corp. (m)	2,185

		30,755

	Thailand — 0.5%
1,174	Advanced Info Service PCL (m)	6,982
3,769	Bangkok Expressway PCL (m)	2,867
2,238	Charoen Pokphand Foods PCL (m)	2,959
179	Siam Cement PCL, NVDR (m)	2,030

		14,838

	Turkey — 0.3%
754	Arcelik A.S. (m)	3,309
237	Ford Otomotiv Sanayi A.S. (m)	2,180
155	Tupras Turkiye Petrol Rafinerileri A.S. (m)	3,251

		8,740

	United Kingdom — 2.3%
223	British American Tobacco plc (m)	11,461
659	British Land Co. plc (m)	5,235
1,447	Centrica plc (m)	7,198
360	GlaxoSmithKline plc (m)	8,320
249	Hammerson plc (m)	1,691
801	HSBC Holdings plc (m)	7,231
113	Land Securities Group plc (m)	1,330
1,232	Old Mutual plc (m)	2,965
249	Pearson plc (m)	4,699
100	SABMiller plc (m)	4,185
417	Segro plc (m)	1,498
3,470	Vodafone Group plc (m)	9,605

		65,418

	United States — 10.5%
32	3M Co.	2,875
37	Abbott Laboratories	2,314
29	Analog Devices, Inc.	1,127
50	Apartment Investment & Management Co., Class A (m)	1,371

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
12	Apple, Inc. (a) (m)	7,210
50	Arthur J. Gallagher & Co.	1,871
224	Associated Estates Realty Corp. (m)	3,799
49	AT&T, Inc.	1,612
10	Automatic Data Processing, Inc.	562
26	Boston Properties, Inc. (m)	2,836
33	Camden Property Trust (m)	2,253
56	Capmark Financial Group, Inc. (a)	1,299
33	CenturyLink, Inc.	1,268
76	Chevron Corp. (m)	8,148
34	Cincinnati Financial Corp.	1,199
101	Cinemark Holdings, Inc.	2,317
27	CME Group, Inc. (m)	7,149
50	CMS Energy Corp.	1,160
38	Coca-Cola Co. (The)	2,928
108	ConocoPhillips (m)	7,754
1	Constar International, Inc., ADR (a) (f) (i)	—	(h)
22	Cullen/Frost Bankers, Inc.	1,283
333	DCT Industrial Trust, Inc. (m)	1,977
214	E.I. du Pont de Nemours & Co. (m)	11,419
34	EastGroup Properties, Inc. (m)	1,695
383	Education Realty Trust, Inc. (m)	4,320
181	Emerson Electric Co. (m)	9,530
4	Eurofresh, Inc., ADR (a) (f) (i)	—
1	General Motors Co. (a)	12
36	Genuine Parts Co.	2,360
132	HCP, Inc. (m)	5,476
40	Health Care REIT, Inc. (m)	2,272
20	Hershey Co. (The)	1,372
127	Highwoods Properties, Inc. (m)	4,400
59	Home Depot, Inc. (The)	3,031
32	Intel Corp.	910
35	Johnson & Johnson	2,289
23	KLA-Tencor Corp.	1,221
48	Kraft Foods, Inc., Class A	1,901
78	Liberty Property Trust (m)	2,836
57	Lincare Holdings, Inc.	1,384
38	Linear Technology Corp.	1,229
19	Lorillard, Inc.	2,520
23	M&T Bank Corp.	2,011
86	Macerich Co. (The) (m)	5,307
95	Mack-Cali Realty Corp. (m)	2,714
385	Masco Corp. (m)	5,071
121	Mattel, Inc. (m)	4,059
15	McDonald’s Corp.	1,493

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		United States — Continued
371		Merck & Co., Inc. (m)	14,544
343		Microsoft Corp. (m)	10,985
68		Molex, Inc.	1,887
29		NextEra Energy, Inc.	1,839
30		Northeast Utilities	1,106
50		Omega Healthcare Investors, Inc. (m)	1,077
61		OneBeacon Insurance Group Ltd., Class A	866
17		ONEOK, Inc.	1,500
139		Paychex, Inc. (m)	4,307
82		Pennsylvania Real Estate Investment Trust (m)	1,151
172		People’s United Financial, Inc.	2,126
606		Pfizer, Inc. (m)	13,897
108		PG&E Corp. (m)	4,785
24		Philip Morris International, Inc.	2,189
19		PPG Industries, Inc.	1,964
34		Procter & Gamble Co. (The)	2,150
15		Prologis, Inc. (m)	526
11		Public Storage (m)	1,533
—	(h)	Quad/Graphics, Inc.	—	(h)
295		Real Mex Restaurants, Inc., Class B, ADR (a) (f) (i)	17
43		Realty Income Corp. (m)	1,672
47		Sempra Energy	3,060
96		Senior Housing Properties Trust (m)	2,122
29		Simon Property Group, Inc. (m)	4,580
41		Snap-on, Inc.	2,545
32		Southern Co. (The)	1,448
60		Spectra Energy Corp.	1,858
165		Sysco Corp. (m)	4,761
36		T. Rowe Price Group, Inc.	2,301
21		Time Warner Cable, Inc. (m)	1,695
396		Time Warner, Inc.	14,849
33		Travelers Cos., Inc. (The)	2,125
3		U.S. Concrete, Inc. (a)	16
1		Unisys Corp. (a)	15
82		UnitedHealth Group, Inc. (m)	4,577
84		Ventas, Inc. (m)	4,919
314		Verizon Communications, Inc. (m)	12,668
8		Vornado Realty Trust (m)	661
50		Weingarten Realty Investors (m)	1,339
383		Wells Fargo & Co. (m)	12,793
242		Williams Cos., Inc. (The) (m)	8,249
23		Williams-Sonoma, Inc.	878

			302,724

		Total Common Stocks (Cost $866,299)	922,700

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — 3.9%
	Australia — 0.3%
AUD6,700	CFS Retail Property Trust, 5.750%, 07/04/16 (m)	7,019
800	Paladin Energy Ltd., 6.000%, 04/30/17	832
AUD750	Western Areas NL, 8.000%, 07/02/12	784

		8,635

	Austria — 0.1%
EUR30,870	IMMOFINANZ AG, 4.250%, 03/08/18	1,339

	Bermuda — 0.2%
3,500	Aquarius Platinum Ltd., 4.000%, 12/18/15	2,804
3,800	Ship Finance International Ltd., 3.750%, 02/10/16	3,135

		5,939

	Canada — 0.1%
1,500	Petrominerales Ltd., 2.625%, 08/25/16	1,394

	Cayman Islands — 0.4%
5,700	Agile Property Holdings Ltd., 4.000%, 04/28/16	5,308
3,200	BES Finance Ltd., 1.625%, 04/15/13	2,934
3,900	Polarcus Ltd., 2.875%, 04/27/16	3,622

		11,864

	France — 0.3%
EUR283	Air France, 4.970%, 04/01/15	3,945
EUR14	AXA S.A., 3.750%, 01/01/17	4,384

		8,329

	Greece — 0.1%
5,105	DryShips, Inc., 5.000%, 12/01/14	4,186

	India — 0.3%
5,300	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	4,518
1,500	Sesa Goa Ltd., 5.000%, 10/31/14	1,393
4,100	Tata Steel Ltd., 4.500%, 11/21/14	4,045

		9,956

	Mexico — 0.2%
5,500	Cemex S.A.B. de C.V., 4.875%, 03/15/15	4,978

	Norway — 0.0% (g)
EUR1,700	Renewable Energy Corp. ASA, 6.500%, 06/04/14	1,339

	South Africa — 0.2%
ZAR 14,000	Shoprite Investments Pty Ltd., 6.500%, 04/03/17	1,950
ZAR 27,000	Steinhoff International Holdings Ltd., 9.625%, 07/20/15	4,451

		6,401

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — Continued
	South Korea — 0.1%
2,300	STX Pan Ocean Co., Ltd., 4.500%, 11/20/14	2,241

	Spain — 0.2%
EUR1,350	Abengoa S.A., 4.500%, 02/03/17	1,481
EUR300	Melia Hotels International SA, 5.000%, 12/18/14	365
EUR2,200	Pescanova S.A., 8.750%, 02/17/19	2,850

		4,696

	United Arab Emirates — 0.1%
EUR2,400	Aabar Investments PJSC, 4.000%, 05/27/16	3,044

	United Kingdom — 0.6%
GBP2,300	Cable & Wireless Worldwide plc, 5.750%, 11/24/14	3,956
1,500	Salamander Energy plc, 5.000%, 03/30/15	1,520
GBP200	SVG Capital plc, 8.250%, 06/05/16	328
GBP4,100	TUI Travel plc, 6.000%, 10/05/14	6,408
6,000	Vedanta Resources Jersey II Ltd., 4.000%, 03/30/17	5,760

		17,972

	United States — 0.7%
3,855	Advanced Micro Devices, Inc., 6.000%, 05/01/15	3,971
6,398	Apollo Investment Corp., 5.750%,
	01/15/16	6,262
	Ares Capital Corp.,
4,795	4.875%, 03/15/17 (e)	4,699
615	5.125%, 06/01/16 (e)	618
1,463	Corporate Office Properties LP, 4.250%, 04/15/30 (e)	1,423
3,500	Dendreon Corp., 2.875%, 01/15/16	2,809
600	Peabody Energy Corp., 4.750%, 12/15/41	572
113	Real Mex Restaurants, Inc., 1.200%, 03/21/18 (f) (i)	113
15	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	15

		20,482

	Total Convertible Bonds (Cost $114,934)	112,795

Corporate Bonds — 40.4%
	Australia — 0.3%
	Boart Longyear Management Pty Ltd.,
250	7.000%, 04/01/21 (e)	262
	FMG Resources August 2006 Pty Ltd.,
200	6.000%, 04/01/17 (e)	203
750	6.375%, 02/01/16 (e)	765
925	6.875%, 02/01/18 (e)	950

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Australia — Continued
727	6.875%, 04/01/22 (e)	738
5,753	8.250%, 11/01/19 (e)	6,228

		9,146

	Austria — 0.1%
1,027	OGX Austria GmbH, 8.375%, 04/01/22 (e)	1,047
700	Sappi Papier Holding GmbH, 6.625%, 04/15/21 (e) (f) (i)	660

		1,707

	Bahamas — 0.0% (g)
556	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	510

	Bermuda — 0.3%
	Aircastle Ltd.,
2,400	6.750%, 04/15/17 (e)	2,424
1,765	7.625%, 04/15/20 (e)	1,792
65	9.750%, 08/01/18 (e)	71
635	9.750%, 08/01/18	700
1,500	Catlin Insurance Co., Ltd., VAR, 7.249%, 01/19/17 (e) (x)	1,320
850	Digicel Group Ltd., 10.500%, 04/15/18 (e)	932
200	Digicel Ltd., 7.000%, 02/15/20 (e)	201
200	Seadrill Ltd., 6.500%, 10/05/15	200

		7,640

	Canada — 0.4%
635	Cascades, Inc., 7.750%, 12/15/17	629
970	Garda World Security Corp., 9.750%, 03/15/17 (e)	1,028
550	Masonite International Corp., 8.250%, 04/15/21 (e)	572
204	New Gold, Inc., 7.000%, 04/15/20 (e)	209
	Novelis, Inc.,
500	8.375%, 12/15/17	540
1,625	8.750%, 12/15/20	1,791
	Precision Drilling Corp.,
210	6.500%, 12/15/21	218
135	6.625%, 11/15/20	141
	Quebecor Media, Inc.,
4,895	7.750%, 03/15/16	5,036
	Quebecor World Capital Corp.,
50	6.125%, 11/15/13 (d)	1
50	9.750%, 01/15/15 (d)	—	(h)
200	Taseko Mines Ltd., 7.750%, 04/15/19	190
900	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	900

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Canada — Continued
325	Thompson Creek Metals Co., Inc., 7.375%, 06/01/18	278
875	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	932
250	Videotron Ltee, 5.000%, 07/15/22 (e)	249

		12,714

	Cayman Islands — 0.4%
1,175	MCE Finance Ltd., 10.250%, 05/15/18	1,328
	Seagate HDD Cayman,
295	6.875%, 05/01/20	316
665	7.000%, 11/01/21 (e)	722
1,210	7.750%, 12/15/18	1,334
150	Seagate Technology HDD Holdings, 6.800%, 10/01/16	166
7,925	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	8,044
400	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	421

		12,331

	France — 0.1%
780	Cie Generale de Geophysique - Veritas, 6.500%, 06/01/21	804
150	Pernod-Ricard S.A., 5.750%, 04/07/21 (e)	169
608	Rexel S.A., 6.125%, 12/15/19 (e)	617
600	Rhodia S.A., 6.875%, 09/15/20 (e)	665

		2,255

	Germany — 0.1%
1,600	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/01/17 (e)	1,716

	Ireland — 0.5%
	Ardagh Packaging Finance plc,
1,625	7.375%, 10/15/17 (e)	1,759
6,800	9.125%, 10/15/20 (e)	7,361
1,000	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 (e)	1,062
1,500	Elan Finance plc/Elan Finance Corp., 8.750%, 10/15/16	1,654
1,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21 (e)	995
575	XL Group plc, VAR, 6.500%, 04/15/17(x)	479

		13,310

	Japan — 0.0% (g)
950	eAccess Ltd., 8.250%, 04/01/18 (e)	907

	Kazakhstan — 0.4%
9,365	KazMunayGas National Co., 11.750%, 01/23/15	11,355

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — 1.6%
	APERAM,
300	7.375%, 04/01/16 (e)	293
150	7.750%, 04/01/18 (e)	143
225	Calcipar S.A., 6.875%, 05/01/18 (e)	230
	Intelsat Jackson Holdings S.A.,
1,350	7.250%, 04/01/19	1,407
845	7.250%, 10/15/20 (e)	881
5,995	7.250%, 10/15/20	6,265
1,200	7.500%, 04/01/21	1,260
1,750	9.500%, 06/15/16	1,822
6,030	11.250%, 06/15/16	6,339
	Intelsat Luxembourg S.A.,
5,750	11.250%, 02/04/17	5,966
835	PIK, 12.500%, 02/04/17 (e)	862
3,832	PIK, 12.500%, 02/04/17	3,995
2,105	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18	2,363
10,530	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S, 9.000%, 06/11/14	11,728
	Wind Acquisition Finance S.A.,
292	7.250%, 02/15/18 (e)	276
200	7.250%, 02/15/18 (e)	190
3,030	11.750%, 07/15/17 (e)	2,977

		46,997

	Mexico — 0.1%
2,000	Cemex S.A.B. de C.V., VAR, 5.470%, 09/30/15 (e)	1,785
	Kansas City Southern de Mexico S.A. de C.V.,
200	6.125%, 06/15/21	220
298	6.625%, 12/15/20	331
350	8.000%, 02/01/18	389

		2,725

	Netherlands — 0.5%
	LyondellBasell Industries N.V.,
1,160	5.000%, 04/15/19 (e)	1,198
560	5.750%, 04/15/24 (e)	578
975	6.000%, 11/15/21 (e)	1,053
5,800	NXP B.V./NXP Funding LLC, 9.750%, 08/01/18 (e)	6,627
200	OSX 3 Leasing BV, 9.250%, 03/20/15 (e)	207
115	Royal Bank of Scotland N.V., VAR, 1.175%, 03/09/15	97
200	Schaeffler Finance B.V., 8.500%, 02/15/19 (e)	214

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Netherlands — Continued
2,860	Sensata Technologies B.V., 6.500%, 05/15/19 (e)	2,982
	VimpelCom Holdings B.V.,
200	6.255%, 03/01/17 (e)	200
500	7.504%, 03/01/22 (e)	485
200	VAR, 4.471%, 06/29/14 (e)	200

		13,841

	Norway — 0.0% (g)
525	Petroleum Geo-Services ASA, 7.375%, 12/15/18 (e)	543

	United Arab Emirates — 0.3%
	Dubai Electricity & Water Authority,
1,250	8.500%, 04/22/15 (e)	1,388
5,840	8.500%, 04/22/15 (e)	6,500

		7,888

	United Kingdom — 0.4%
2,060	CEVA Group plc, 8.375%, 12/01/17 (e)	2,050
1,750	Hanson Ltd., 6.125%, 08/15/16	1,864
	Ineos Finance plc,
1,350	8.375%, 02/15/19 (e)	1,448
4,950	9.000%, 05/15/15 (e)	5,309
100	Inmarsat Finance plc, 7.375%, 12/01/17 (e)	107
182	Royal Bank of Scotland plc (The), VAR, 9.500%, 03/16/22	192
1,400	Virgin Media Finance plc, 8.375%, 10/15/19	1,571

		12,541

	United States — 34.9%
410	99 Cents Only Stores, 11.000%, 12/15/19 (e)	444
3,105	AbitibiBowater, Inc., 10.250%, 10/15/18	3,602
	Accellent, Inc.,
4,050	8.375%, 02/01/17	4,086
750	10.000%, 11/01/17	613
	ACCO Brands Corp.,
1,750	7.625%, 08/15/15	1,794
750	10.625%, 03/15/15	818
2,525	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,310
670	ACL I Corp., PIK, 11.375%, 02/15/16 (e)	667
290	Actuant Corp., 5.625%, 06/15/22 (e)	298
	Advanced Micro Devices, Inc.,
700	7.750%, 08/01/20	772
800	8.125%, 12/15/17	880

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	AES Corp. (The),
275	7.375%, 07/01/21 (e)	306
2,825	8.000%, 10/15/17	3,220
750	9.750%, 04/15/16	885
931	AES Eastern Energy LP, 9.000%, 01/02/17 (d)	261
	AK Steel Corp.,
528	7.625%, 05/15/20	507
438	8.375%, 04/01/22	423
4,750	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	3,479
400	Allbritton Communications Co., 8.000%, 05/15/18	426
660	Alliance One International, Inc., 10.000%, 07/15/16	667
1,750	Alliant Techsystems, Inc., 6.750%, 04/01/16	1,792
	Ally Financial, Inc.,
6,400	6.250%, 12/01/17	6,732
6,850	6.750%, 12/01/14	7,227
1,400	7.500%, 09/15/20	1,561
5,563	8.000%, 11/01/31	6,370
	Alpha Natural Resources, Inc.,
260	6.000%, 06/01/19	243
485	6.250%, 06/01/21	452
600	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	603
	AMC Entertainment, Inc.,
2,350	8.750%, 06/01/19	2,505
1,850	9.750%, 12/01/20	1,804
215	American Achievement Corp., 10.875%, 04/15/16 (e)	158
437	American Airlines 2011-1 Class A Pass- Through Trust, 5.250%, 01/31/21	450
930	American Airlines 2011-1 Class B Pass-Through Trust, 7.000%, 01/31/18 (e)	912
3,450	American Axle & Manufacturing, Inc., 7.750%, 11/15/19	3,726
900	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	951
3,330	American International Group, Inc., VAR, 8.175%, 05/15/58	3,559
225	American Standard Americas, 10.750%,
	01/15/16 (e)	165
1,000	American Stores Co., 7.100%, 03/20/28	745
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	358
450	7.000%, 05/20/22	459
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,298

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
84	6.500%, 05/20/21	85
	Ameristar Casinos, Inc.,
1,240	7.500%, 04/15/21 (e)	1,311
65	7.500%, 04/15/21	69
	Amkor Technology, Inc.,
450	6.625%, 06/01/21	461
4,070	7.375%, 05/01/18	4,355
250	Amsted Industries, Inc., 8.125%,
	03/15/18 (e)	269
465	Anixter, Inc., 5.625%, 05/01/19	475
1,052	Appleton Papers, Inc., 10.500%,
	06/15/15 (e)	1,099
	Arch Coal, Inc.,
650	7.000%, 06/15/19 (e)	582
575	7.250%, 10/01/20	515
3,200	7.250%, 06/15/21 (e)	2,856
2,175	8.750%, 08/01/16	2,180
1,750	Armored Autogroup, Inc., 9.250%, 11/01/18 (e)	1,466
1,500	Ashtead Capital, Inc., 9.000%, 08/15/16 (e)	1,566
1,190	Atkore International, Inc., 9.875%, 01/01/18	1,214
275	AutoNation, Inc., 5.500%, 02/01/20	280
	Avaya, Inc.,
4,350	7.000%, 04/01/19 (e)	4,350
1,650	9.750%, 11/01/15	1,636
1,250	PIK, 10.875%, 11/01/15	1,239
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
3,720	8.250%, 01/15/19	3,897
3,344	9.625%, 03/15/18	3,645
175	9.750%, 03/15/20	192
375	Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.750%, 02/15/19	390
460	BakerCorp International, Inc., 8.250%, 06/01/19 (e)	469
	Ball Corp.,
675	5.000%, 03/15/22	687
270	5.750%, 05/15/21	290
	Bank of America Corp.,
250	5.625%, 07/01/20	258
955	5.875%, 01/05/21	999
5,482	VAR, 8.000%, 01/30/18 (x)	5,656
3,095	VAR, 8.125%, 05/15/18 (x)	3,207
1,600	BankAmerica Institutional Capital B, 7.700%, 12/31/26 (e)	1,608

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	BE Aerospace, Inc.,
1,259	5.250%, 04/01/22	1,284
180	6.875%, 10/01/20	200
10	Belden, Inc., 9.250%, 06/15/19	11
	Berry Plastics Corp.,
1,170	9.500%, 05/15/18	1,240
200	9.750%, 01/15/21	219
	Bill Barrett Corp.,
200	7.000%, 10/15/22	193
667	7.625%, 10/01/19	674
595	9.875%, 07/15/16	660
11,720	Biomet, Inc., PIK, 11.125%, 10/15/17	12,672
125	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	138
3,750	BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625%, 10/15/20	3,994
275	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18 (e)	280
750	Briggs & Stratton Corp., 6.875%, 12/15/20	793
1,305	Brightstar Corp., 9.500%, 12/01/16 (e)	1,374
	Building Materials Corp. of America,
800	6.750%, 05/01/21 (e)	833
500	6.875%, 08/15/18 (e)	525
4,446	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	4,524
600	Burger King Corp., 9.875%, 10/15/18	682
	Cablevision Systems Corp.,
615	7.750%, 04/15/18	653
200	8.000%, 04/15/20	216
3,700	8.625%, 09/15/17	4,061
13,300	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	14,696
75	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	81
	Calpine Corp.,
3,762	7.250%, 10/15/17 (e)	4,016
665	7.500%, 02/15/21 (e)	712
2,050	7.875%, 07/31/20 (e)	2,234
4,835	7.875%, 01/15/23 (e)	5,210
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
500	9.375%, 05/01/19	521
550	Capella Healthcare, Inc., 9.250%, 07/01/17	557
	Capmark Financial Group, Inc.,
4,135	0.000%, 05/10/10 (d)	72

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
1,222	VAR, 9.000%, 09/30/15	1,227
1,000	Carriage Services, Inc., 7.875%, 01/15/15	1,015
1,600	Case New Holland, Inc., 7.875%, 12/01/17	1,864
350	Casella Waste Systems, Inc., 7.750%, 02/15/19	345
664	Catalent Pharma Solutions, Inc., VAR, 9.500%, 04/15/15	684
770	CBRE Services, Inc., 6.625%, 10/15/20 CCO Holdings LLC/CCO Holdings Capital Corp.,	824
1,425	6.500%, 04/30/21	1,489
399	6.625%, 01/31/22	417
898	7.000%, 01/15/19	961
2,315	7.250%, 10/30/17	2,518
525	7.375%, 06/01/20	573
6,525	7.875%, 04/30/18	7,063
1,822	8.125%, 04/30/20	2,041
	CDW LLC/CDW Finance Corp.,
586	8.500%, 04/01/19 (e)	627
2,640	8.500%, 04/01/19	2,825
550	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18	616
175	Celanese US Holdings LLC, 6.625%, 10/15/18	188
1,800	Cemex Finance LLC, 9.500%, 12/14/16 (e)	1,773
5,250	Central Garden & Pet Co., 8.250%, 03/01/18	5,414
375	Century Aluminum Co., 8.000%, 05/15/14	382
4,475	CenturyLink, Inc., 5.800%, 03/15/22	4,437
1,824	Cenveo Corp., 8.875%, 02/01/18	1,678
3,343	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	3,610
25	CF Industries, Inc., 7.125%, 05/01/20	30
1,405	Chemtura Corp., 7.875%, 09/01/18	1,503
	Chesapeake Energy Corp.,
475	6.125%, 02/15/21	449
4,300	6.625%, 08/15/20	4,193
900	6.775%, 03/15/19	875
65	6.875%, 08/15/18	64
150	9.500%, 02/15/15	163
454	Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125%, 07/15/22	437
600	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	564
	Chrysler Group LLC/CG Co-Issuer, Inc.,
514	8.000%, 06/15/19	532
8,314	8.250%, 06/15/21	8,605
	CHS/Community Health Systems, Inc.,
2,185	8.000%, 11/15/19 (e)	2,310

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,713	8.875%, 07/15/15	1,769
150	Chukchansi Economic Development Authority, VAR, 4.159%, 11/15/12 (e)	109
260	Cimarex Energy Co., 5.875%, 05/01/22	269
	Cincinnati Bell, Inc.,
215	8.250%, 10/15/17	223
4,200	8.375%, 10/15/20	4,200
650	8.750%, 03/15/18	609
	Cinemark USA, Inc.,
505	7.375%, 06/15/21	545
750	8.625%, 06/15/19	834
	CIT Group, Inc.,
3,500	5.250%, 03/15/18	3,605
1,830	6.625%, 04/01/18 (e)	1,990
400	7.000%, 05/02/16 (e)	401
7,435	7.000%, 05/02/17 (e)	7,454
175	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	197
	Citigroup Funding, Inc.,
10,805	VAR, 01/03/17	10,246
5,791	VAR, 01/03/17 (e)	5,522
	CityCenter Holdings LLC/CityCenter Finance Corp.,
3,540	7.625%, 01/15/16	3,752
2,797	PIK, 10.750%, 01/15/17 (d)	3,026
1,482	CKE Restaurants, Inc., 11.375%, 07/15/18	1,708
	Claire’s Stores, Inc.,
3,000	8.875%, 03/15/19	2,647
4,400	9.000%, 03/15/19 (e)	4,532
650	Clear Channel Communications, Inc., 9.000%, 03/01/21	588
	Clear Channel Worldwide Holdings, Inc.,
115	7.625%, 03/15/20 (e)	112
825	7.625%, 03/15/20 (e)	817
575	9.250%, 12/15/17	627
10,900	9.250%, 12/15/17	11,949
2,066	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	1,906
400	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17	404
1,025	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	1,121
375	CNH Capital LLC, 6.250%, 11/01/16 (e)	400
810	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	739
900	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	976

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
380	Columbus McKinnon Corp., 7.875%, 02/01/19	403
1,095	Commercial Barge Line Co., 12.500%, 07/15/17	1,231
500	Commercial Metals Co., 7.350%, 08/15/18	521
125	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	125
450	Community Choice Financial, Inc., 10.750%, 05/01/19 (e)	458
	Comstock Resources, Inc.,
450	7.750%, 04/01/19	418
950	8.375%, 10/15/17	936
	Concho Resources, Inc.,
490	6.500%, 01/15/22	517
731	7.000%, 01/15/21	795
	Consol Energy, Inc.,
620	8.000%, 04/01/17	654
630	8.250%, 04/01/20	662
43	Constar International, Inc., 11.000%, 12/31/17 (f) (i)	43
	Constellation Brands, Inc.,
210	6.000%, 05/01/22	221
1,610	7.250%, 09/01/16	1,819
2,350	7.250%, 05/15/17	2,656
1,890	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	1,890
97	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	101
1,004	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	1,074
	Continental Resources, Inc.,
900	5.000%, 09/15/22 (e)	913
175	7.125%, 04/01/21	195
475	7.375%, 10/01/20	530
627	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	661
750	Corrections Corp. of America, 7.750%, 06/01/17	814
577	Covanta Holding Corp., 6.375%, 10/01/22	594
111	CPM Holdings, Inc., 10.625%, 09/01/14 Cricket Communications, Inc.,	120
15	7.750%, 05/15/16	16
2,950	7.750%, 10/15/20	2,765
1,875	Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	2,011
	CSC Holdings LLC,
100	6.750%, 11/15/21 (e)	104

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
642	7.625%, 07/15/18	711
84	8.625%, 02/15/19	95
1,000	D.R. Horton, Inc., 5.625%, 01/15/16	1,056
559	Dana Holding Corp., 6.750%, 02/15/21 DaVita, Inc.,	602
429	6.375%, 11/01/18	451
225	6.625%, 11/01/20	235
465	DDR Corp., 7.875%, 09/01/20	558
	Dean Foods Co.,
750	7.000%, 06/01/16	780
150	9.750%, 12/15/18	167
5,830	Del Monte Corp., 7.625%, 02/15/19	5,888
102	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	101
329	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	336
55	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	59
1,060	Deluxe Corp., 7.000%, 03/15/19	1,100
	Denbury Resources, Inc.,
1,400	8.250%, 02/15/20	1,561
500	9.750%, 03/01/16	550
510	DineEquity, Inc., 9.500%, 10/30/18	564
	DISH DBS Corp.,
1,783	6.750%, 06/01/21	1,952
4,500	7.125%, 02/01/16	4,984
215	7.750%, 05/31/15	242
11,965	7.875%, 09/01/19	13,849
	DJO Finance LLC/DJO Finance Corp.,
2,550	7.750%, 04/15/18	2,072
1,705	8.750%, 03/15/18 (e)	1,735
475	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	495
250	Ducommun, Inc., 9.750%, 07/15/18	264
682	DuPont Fabros Technology LP, 8.500%, 12/15/17	752
200	Dycom Investments, Inc., 7.125%, 01/15/21	206
100	Dynacast International LLC/Dynacast Finance, Inc., 9.250%, 07/15/19 (e)	105
	Dynegy Holdings LLC,
100	7.125%, 05/15/18 (d)	67
2,000	7.750%, 06/01/19 (d)	1,350
600	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 7.670%, 11/08/16 (d)	390

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
767	Eastman Kodak Co., 9.750%, 03/01/18 (d) (e)	671
3,200	Easton-Bell Sports, Inc., 9.750%, 12/01/16	3,540
	Edison Mission Energy,
54	7.000%, 05/15/17	34
1,546	7.200%, 05/15/19	947
2,500	El Paso Corp., 7.250%, 06/01/18	2,860
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	29
375	Emergency Medical Services Corp., 8.125%, 06/01/19	384
	Endo Pharmaceuticals Holdings, Inc.,
225	7.000%, 07/15/19	240
967	7.250%, 01/15/22	1,037
6,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	6,622
179	Energy Transfer Partners LP, 5.200%, 02/01/22	191
	Energy XXI Gulf Coast, Inc.,
935	7.750%, 06/15/19	966
700	9.250%, 12/15/17	768
	Equinix, Inc.,
615	7.000%, 07/15/21	672
35	8.125%, 03/01/18	39
18	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	10
2,425	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	2,474
	Everest Acquisition LLC/Everest Acquisition Finance, Inc.,
2,352	6.875%, 05/01/19 (e)	2,470
1,190	9.375%, 05/01/20 (e)	1,267
840	Felcor Lodging LP, 6.750%, 06/01/19	848
950	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	867
630	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 05/01/20 (e)	649
	Fidelity National Information Services, Inc.,
433	5.000%, 03/15/22 (e)	433
235	7.625%, 07/15/17 (e)	257
550	7.625%, 07/15/17	603
900	7.875%, 07/15/20	1,008
	First Data Corp.,
763	8.250%, 01/15/21 (e)	752
7,235	8.875%, 08/15/20 (e)	7,868
1,004	9.875%, 09/24/15	1,011
3,937	12.625%, 01/15/21	3,947
7,285	PIK, 10.000%, 01/15/22 (e)	7,103
275	First Industrial LP, 6.420%, 06/01/14	284

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
59	Ford Holdings LLC, 9.300%, 03/01/30	78
	Ford Motor Co.,
4,250	7.450%, 07/16/31	5,413
125	7.750%, 06/15/43	140
100	8.900%, 01/15/32	129
50	9.980%, 02/15/47	67
	Ford Motor Credit Co. LLC,
200	3.875%, 01/15/15	207
6,700	5.000%, 05/15/18	7,240
7,975	6.625%, 08/15/17	9,167
250	8.000%, 12/15/16	299
75	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17 (e)	78
1,000	Forest City Enterprises, Inc., 6.500%, 02/01/17	942
4,255	Forest Oil Corp., 7.250%, 06/15/19	4,202
	Freescale Semiconductor, Inc.,
660	8.050%, 02/01/20	665
4,225	9.250%, 04/15/18 (e)	4,632
1,604	10.125%, 03/15/18 (e)	1,788
100	10.750%, 08/01/20	111
	Fresenius Medical Care U.S. Finance II, Inc.,
478	5.625%, 07/31/19 (e)	486
401	5.875%, 01/31/22 (e)	408
275	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	280
	Frontier Communications Corp.,
20	7.125%, 03/15/19	20
3,450	8.500%, 04/15/20	3,588
25	8.750%, 04/15/22	26
100	FTI Consulting, Inc., 7.750%, 10/01/16	104
	Gannett Co., Inc.,
100	7.125%, 09/01/18	106
72	10.000%, 04/01/16	84
1,750	GCI, Inc., 8.625%, 11/15/19	1,925
593	General Maritime Corp., 12.000%, 11/15/17 (d)	15
	Genesis Energy LP/Genesis Energy Finance Corp.,
140	7.875%, 12/15/18 (e)	144
365	7.875%, 12/15/18	376
	Geo Group, Inc. (The),
2,000	6.625%, 02/15/21	2,110
1,250	7.750%, 10/15/17	1,350
350	Georgia-Pacific LLC, 5.400%, 11/01/20 (e)	399

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
1,000	Gibraltar Industries, Inc., 8.000%, 12/01/15	1,029
	Goodyear Tire & Rubber Co. (The),
1,487	7.000%, 05/15/22	1,476
4,325	8.250%, 08/15/20	4,574
	Graphic Packaging International, Inc.,
240	7.875%, 10/01/18	266
150	9.500%, 06/15/17	167
1,300	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	1,339
2,500	Griffon Corp., 7.125%, 04/01/18	2,609
300	Grifols, Inc., 8.250%, 02/01/18	321
195	Gulfmark Offshore, Inc., 6.375%, 03/15/22 (e)	199
3,000	Gymboree Corp., 9.125%, 12/01/18	2,835
	Hanesbrands, Inc.,
1,500	6.375%, 12/15/20	1,549
3,020	8.000%, 12/15/16	3,326
800	Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15	660
355	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	369
650	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	682
3,300	HCA Holdings, Inc., 7.750%, 05/15/21	3,465
	HCA, Inc.,
2,000	5.875%, 03/15/22	2,033
2,705	6.500%, 02/15/20	2,894
50	7.250%, 09/15/20	55
16,575	7.500%, 02/15/22	17,839
1,000	7.875%, 02/15/20	1,110
3,250	8.000%, 10/01/18	3,620
760	HD Supply, Inc., 8.125%, 04/15/19 (e)	816
	Health Management Associates, Inc.,
3,900	6.125%, 04/15/16	4,095
1,125	7.375%, 01/15/20 (e)	1,171
3,300	HealthSouth Corp., 7.750%, 09/15/22	3,556
	Hertz Corp. (The),
4,123	6.750%, 04/15/19	4,303
725	7.375%, 01/15/21	779
1,592	7.500%, 10/15/18	1,708
50	Hexcel Corp., 6.750%, 02/01/15	50
3,300	Hexion US Finance Corp., 6.625%, 04/15/20 (e)	3,449
	Hilcorp Energy I LP/Hilcorp Finance Co.,
918	7.625%, 04/15/21 (e)	991

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,145	8.000%, 02/15/20 (e)	1,251
	Holly Energy Partners LP/Holly Energy Finance Corp.,
500	6.500%, 03/01/20 (e)	505
50	8.250%, 03/15/18	53
	Homer City Funding LLC,
58	8.137%, 10/01/19	55
176	8.734%, 10/01/26	168
	Host Hotels & Resorts LP,
575	6.000%, 11/01/20	612
415	6.000%, 10/01/21 (e)	443
1,500	6.750%, 06/01/16	1,541
1,000	9.000%, 05/15/17	1,110
900	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	920
	Hughes Satellite Systems Corp.,
2,000	6.500%, 06/15/19	2,140
180	7.625%, 06/15/21	195
	Huntsman International LLC,
2,690	5.500%, 06/30/16	2,693
1,500	8.625%, 03/15/20	1,708
1,554	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	1,529
1,190	iGate Corp., 9.000%, 05/01/16	1,291
1,020	ILFC E-Capital Trust I, VAR, 5.030%, 12/21/65 (e)	714
1,950	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	1,443
184	Inergy LP/Inergy Finance Corp., 6.875%, 08/01/21	186
450	Ingles Markets, Inc., 8.875%, 05/15/17	487
946	Intcomex, Inc., 13.250%, 12/15/14	963
3,250	Interactive Data Corp., 10.250%, 08/01/18	3,681
1,250	Interface, Inc., 7.625%, 12/01/18	1,350
	International Lease Finance Corp.,
655	5.875%, 04/01/19	643
670	6.250%, 05/15/19	677
3,600	8.250%, 12/15/20	4,032
4,950	8.625%, 09/15/15	5,482
135	8.625%, 01/15/22	154
8,800	8.750%, 03/15/17	9,878
50	International Wire Group Holdings, Inc., 9.750%, 04/15/15 (e)	53
500	inVentiv Health, Inc., 10.000%, 08/15/18 (e)	449

APRIL 30, 2012	J.P. MORGAN FUNDS	19

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	Iron Mountain, Inc.,
550	7.750%, 10/01/19	600
1,827	8.375%, 08/15/21	1,991
1,690	8.750%, 07/15/18	1,755
	Isle of Capri Casinos, Inc.,
949	7.000%, 03/01/14	946
1,655	7.750%, 03/15/19	1,705
3,939	J. Crew Group, Inc., 8.125%, 03/01/19	4,077
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	345
	Jarden Corp.,
2,640	7.500%, 05/01/17	2,937
1,375	7.500%, 01/15/20	1,499
245	8.000%, 05/01/16	268
598	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	608
	JBS USA LLC/JBS USA Finance, Inc.,
994	7.250%, 06/01/21 (e)	949
476	8.250%, 02/01/20 (e)	482
97	11.625%, 05/01/14	112
2,500	JC Penney Corp., Inc., 5.750%, 02/15/18	2,544
555	JMC Steel Group, 8.250%, 03/15/18 (e)	574
1,500	Jo-Ann Stores, Inc., 8.125%, 03/15/19 (e)	1,500
	KB Home,
350	5.875%, 01/15/15	340
222	6.250%, 06/15/15	216
295	Kemet Corp., 10.500%, 05/01/18	317
295	Kennedy-Wilson, Inc., 8.750%, 04/01/19	308
1,880	Key Energy Services, Inc., 6.750%, 03/01/21	1,936
4,050	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18 (e)	4,177
740	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	795
	Lamar Media Corp.,
200	5.875%, 02/01/22 (e)	206
900	7.875%, 04/15/18	984
495	Laredo Petroleum, Inc., 7.375%, 05/01/22 (e)	512
442	Lawson Software, Inc., 9.375%, 04/01/19 (e)	462
750	Lear Corp., 8.125%, 03/15/20	836
351	Lender Processing Services, Inc., 8.125%, 07/01/16	366
	Lennar Corp.,
310	5.600%, 05/31/15	323
635	6.950%, 06/01/18	675
305	12.250%, 06/01/17	393

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
2,500	Level 3 Communications, Inc., 11.875%, 02/01/19	2,837
	Level 3 Financing, Inc.,
5,150	8.125%, 07/01/19 (e)	5,292
45	8.625%, 07/15/20 (e)	47
1,000	8.750%, 02/15/17	1,040
3,725	9.375%, 04/01/19	4,060
850	Levi Strauss & Co., 6.875%, 05/01/22 (e)	869
1,530	Libbey Glass, Inc., 10.000%, 02/15/15	1,631
	Liberty Mutual Group, Inc.,
2,450	7.800%, 03/15/37 (e)	2,401
2,994	VAR, 10.750%, 06/15/58 (e)	4,072
200	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	188
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	210
	Linn Energy LLC/Linn Energy Finance Corp.,
1,750	6.250%, 11/01/19 (e)	1,724
3,200	8.625%, 04/15/20	3,496
400	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	404
900	M/I Homes, Inc., 8.625%, 11/15/18	900
	Marina District Finance Co., Inc.,
500	9.500%, 10/15/15	486
4,965	9.875%, 08/15/18	4,767
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
565	6.250%, 06/15/22	595
500	6.500%, 08/15/21	530
925	6.750%, 11/01/20	1,015
875	McClatchy Co. (The), 11.500%, 02/15/17	919
625	McJunkin Red Man Corp., 9.500%, 12/15/16	689
530	MDC Holdings, Inc., 5.625%, 02/01/20	521
350	Media General, Inc., 11.750%, 02/15/17	333
100	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	103
	Mediacom LLC/Mediacom Capital Corp.,
400	7.250%, 02/15/22 (e)	406
1,154	9.125%, 08/15/19	1,258
1,000	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	797
235	Meritage Homes Corp., 7.000%, 04/01/22 (e)	239
	MetroPCS Wireless, Inc.,
1,925	6.625%, 11/15/20	1,853
3,555	7.875%, 09/01/18	3,644
	MGM Resorts International,
103	7.500%, 06/01/16	107

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
5,450	7.625%, 01/15/17	5,654
1,196	7.750%, 03/15/22	1,226
560	8.625%, 02/01/19 (e)	608
7,035	9.000%, 03/15/20	7,844
3,350	11.375%, 03/01/18	3,991
175	Michael Foods, Inc., 9.750%, 07/15/18	192
5,250	Michael’s Stores, Inc., 7.750%, 11/01/18	5,526
273	Midwest Generation LLC, 8.560%, 01/02/16	265
150	Mobile Mini, Inc., 7.875%, 12/01/20	161
245	Monaco SpinCo, Inc., 6.750%, 04/30/20 (e)	254
150	Moog, Inc., 7.250%, 06/15/18	160
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d) (f) (i)	—	(h)
11	7.750%, 03/15/36 (d) (f) (i)	—	(h)
115	8.375%, 07/15/33 (d) (f) (i)	2
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	782
2,253	Multiplan, Inc., 9.875%, 09/01/18 (e)	2,445
285	Murray Energy Corp., 10.250%, 10/15/15 (e)	271
	Mylan, Inc.,
1,050	7.625%, 07/15/17 (e)	1,163
4,050	7.875%, 07/15/20 (e)	4,536
300	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	331
209	Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19 (e)	215
148	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	138
1,001	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	1,029
454	Navios South American Logistics, Inc./Navios Logistics Finance US Inc, 9.250%, 04/15/19	415
674	Navistar International Corp., 8.250%, 11/01/21	728
50	NB Capital Trust IV, 8.250%, 04/15/27	50
	Nebraska Book Co., Inc.,
86	8.625%, 03/15/12 (d)	1
100	10.000%, 12/29/49	69
1,000	New Enterprise Stone & Lime Co., Inc., 11.000%, 09/01/18	820
	Newfield Exploration Co.,
425	5.750%, 01/30/22	453
975	6.875%, 02/01/20	1,036
250	7.125%, 05/15/18	266
2,800	NewPage Corp., 11.375%, 12/31/14 (d)	1,904

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
2,500	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	2,669
3,875	Nextel Communications, Inc., 7.375%, 08/01/15	3,759
	NFR Energy LLC/NFR Energy Finance Corp.,
320	9.750%, 02/15/17 (e)	282
125	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18	138
	NII Capital Corp.,
1,000	7.625%, 04/01/21	930
765	8.875%, 12/15/19	771
10	10.000%, 08/15/16	11
1,005	Noranda Aluminum Acquisition Corp., PIK, 4.659%, 05/15/15	968
410	Nortek, Inc., 8.500%, 04/15/21	405
1,443	Northwest Airlines, Inc. 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	1,529
	NRG Energy, Inc.,
2,800	7.625%, 01/15/18	2,835
375	7.625%, 05/15/19	369
400	7.875%, 05/15/21	391
1,000	8.250%, 09/01/20	1,003
1,100	Ocean Rig UDW, Inc., 9.500%, 04/27/16	1,100
1,620	Oil States International, Inc., 6.500%, 06/01/19	1,713
660	Omega Healthcare Investors, Inc., 6.750%, 10/15/22	693
2,000	Omnicare, Inc., 7.750%, 06/01/20	2,200
905	Omnova Solutions, Inc., 7.875%, 11/01/18	907
120	OnCure Holdings, Inc., 11.750%, 05/15/17	77
1,185	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	1,203
	PAETEC Holding Corp.,
975	8.875%, 06/30/17	1,065
3,250	9.875%, 12/01/18	3,681
50	Patriot Coal Corp., 8.250%, 04/30/18	37
1,176	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	1,217
	Peabody Energy Corp.,
610	6.000%, 11/15/18 (e)	619
3,085	6.250%, 11/15/21 (e)	3,124
1,725	Peninsula Gaming LLC/Peninsula Gaming Corp., 10.750%, 08/15/17	1,902
	Penn Virginia Corp.,
460	7.250%, 04/15/19	379

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
390	10.375%, 06/15/16	363
	Petrohawk Energy Corp.,
850	6.250%, 06/01/19	957
750	7.250%, 08/15/18	855
200	7.875%, 06/01/15	210
750	10.500%, 08/01/14	833
325	PHI, Inc., 8.625%, 10/15/18	333
225	Physio-Control International, Inc., 9.875%, 01/15/19 (e)	239
430	Pilgrim’s Pride Corp., 7.875%, 12/15/18	436
1,625	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	1,792
240	Pioneer Drilling Co., 9.875%, 03/15/18 (e)	253
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	500
231	7.500%, 01/15/20	285
150	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	154
3,127	Polymer Group, Inc., 7.750%, 02/01/19	3,338
1,439	PolyOne Corp., 7.375%, 09/15/20	1,540
136	Prestige Brands, Inc., 8.125%, 02/01/20 (e)	149
215	PulteGroup, Inc., 7.625%, 10/15/17	230
	QEP Resources, Inc.,
625	5.375%, 10/01/22	625
1,871	6.875%, 03/01/21	2,053
2,281	Quiksilver, Inc., 6.875%, 04/15/15	2,310
	QVC, Inc.,
10	7.125%, 04/15/17 (e)	11
1,005	7.375%, 10/15/20 (e)	1,100
1,400	7.500%, 10/01/19 (e)	1,540
	Qwest Communications International, Inc.,
950	7.500%, 02/15/14	952
1,000	8.000%, 10/01/15	1,065
	R.R. Donnelley & Sons Co.,
225	7.250%, 05/15/18	218
1,215	7.625%, 06/15/20	1,153
320	8.250%, 03/15/19	317
1,650	Radiation Therapy Services, Inc., 8.875%, 01/15/17 (e)	1,634
350	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	367
	Range Resources Corp.,
569	5.000%, 08/15/22	567
350	5.750%, 06/01/21	367
10	6.750%, 08/01/20	11
200	7.250%, 05/01/18	212

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
3,350	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	3,643
	Real Mex Restaurants, Inc.,
205	7.000%, 03/15/14 (f) (i)	205
130	11.000%, 03/15/14 (f) (i)	130
4,015	Realogy Corp., 7.625%, 01/15/20 (e)	4,166
750	Regal Cinemas Corp., 8.625%, 07/15/19	825
450	Regal Entertainment Group, 9.125%, 08/15/18	498
1,145	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	1,214
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
400	6.875%, 02/15/21 (e)	412
1,500	7.125%, 04/15/19 (e)	1,568
900	7.875%, 08/15/19 (e)	972
300	8.250%, 02/15/21 (e)	289
5,850	9.000%, 04/15/19 (e)	5,879
2,750	9.250%, 05/15/18 (e)	2,777
5,427	9.875%, 08/15/19 (e)	5,658
	Rite Aid Corp.,
1,900	7.500%, 03/01/17	1,943
3,500	9.500%, 06/15/17	3,508
2,400	9.750%, 06/12/16	2,670
1,250	10.250%, 10/15/19	1,450
4,855	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	5,243
300	Ryerson, Inc., 12.000%, 11/01/15	313
1,500	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19 (e)	1,597
920	Samson Investment Co., 9.750%, 02/15/20 (e)	960
3,150	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	3,402
185	Sealed Air Corp., 8.375%, 09/15/21 (e)	210
6,750	Sealy Mattress Co., 8.250%, 06/15/14	6,716
500	Sears Holdings Corp., 6.625%, 10/15/18	444
1,600	Seminole Hard Rock Entertainment, Inc., VAR, 2.974%, 03/15/14 (e)	1,574
50	Seminole Indian Tribe of Florida, 7.750%, 10/01/17 (e)	54
1,775	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	1,815
	Service Corp. International,
1,750	6.750%, 04/01/15	1,899
680	6.750%, 04/01/16	738
860	7.000%, 05/15/19	919
250	7.625%, 10/01/18	281

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
750	8.000%, 11/15/21	857
198	ServiceMaster Co., VAR, 10.750%, 07/15/15 (e)	207
220	Severstal Columbus LLC, 10.250%, 02/15/18	236
300	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	218
3,800	Simmons Bedding Co., 11.250%, 07/15/15 (e)	3,928
1,000	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	920
250	Sinclair Television Group, Inc., 9.250%, 11/01/17 (e)	279
	Sitel LLC/Sitel Finance Corp.,
666	11.000%, 08/01/17 (e)	653
805	11.500%, 04/01/18	563
	SM Energy Co.,
500	6.500%, 11/15/21	528
2,093	6.625%, 02/15/19	2,208
500	Smithfield Foods, Inc., 7.750%, 07/01/17	561
	Spectrum Brands, Inc.,
1,250	6.750%, 03/15/20 (e)	1,278
1,500	9.500%, 06/15/18 (e)	1,699
4,945	9.500%, 06/15/18 (e)	5,600
875	Speedway Motorsports, Inc., 6.750%, 02/01/19	914
1,280	Springleaf Finance Corp., 6.900%, 12/15/17	1,045
	Sprint Capital Corp.,
1,800	6.900%, 05/01/19	1,575
13,000	8.750%, 03/15/32	11,017
	Sprint Nextel Corp.,
1,015	6.000%, 12/01/16	921
350	8.375%, 08/15/17	337
13,195	9.000%, 11/15/18 (e)	14,531
1,211	9.125%, 03/01/17 (e)	1,202
305	11.500%, 11/15/21 (e)	324
980	SquareTwo Financial Corp., 11.625%, 04/01/17	936
	Standard Pacific Corp.,
825	8.375%, 05/15/18	872
760	8.375%, 01/15/21	802
365	10.750%, 09/15/16	420
	Steel Dynamics, Inc.,
750	7.625%, 03/15/20	825
150	7.750%, 04/15/16	156
95	Stewart Enterprises, Inc., 6.500%, 04/15/19	99
150	Stream Global Services, Inc., 11.250%, 10/01/14	158

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
460	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	489
	SunGard Data Systems, Inc.,
2,750	7.375%, 11/15/18	2,935
6,500	10.250%, 08/15/15	6,736
	SUPERVALU, Inc.,
375	7.500%, 11/15/14	382
6,025	8.000%, 05/01/16	6,326
	Swift Energy Co.,
450	7.125%, 06/01/17	465
600	7.875%, 03/01/22 (e)	613
954	8.875%, 01/15/20	1,040
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
290	6.375%, 08/01/22 (e)	292
655	6.875%, 02/01/21	685
116	7.875%, 10/15/18	125
530	8.250%, 07/01/16	558
NOK 4,500	Teekay LNG Partners LP, 0.000%, 05/03/17	786
	Tenet Healthcare Corp.,
860	6.250%, 11/01/18 (e)	895
5,773	8.000%, 08/01/20	6,004
3,500	9.250%, 02/01/15	3,911
1,600	Terex Corp., 8.000%, 11/15/17	1,676
50	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.250%, 11/01/15	10
1,000	Thermadyne Holdings Corp., 9.000%, 12/15/17	1,023
80	Titan International, Inc., 7.875%, 10/01/17	85
250	Toll Brothers Finance Corp., 6.750%, 11/01/19	275
60	Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	64
1,300	Toys R Us, Inc., 7.375%, 09/01/16 (e)	1,323
500	Trans Union LLC/TransUnion Financing Corp., 11.375%, 06/15/18	594
500	TransDigm, Inc., 7.750%, 12/15/18	545
250	TreeHouse Foods, Inc., 7.750%, 03/01/18	271
800	Trimas Corp., 9.750%, 12/15/17	888
	Triumph Group, Inc.,
150	8.000%, 11/15/17	163
35	8.625%, 07/15/18	39
1,315	Tutor Perini Corp., 7.625%, 11/01/18	1,335
175	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	184

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
270	UAL 2009-2B Pass-Through Trust, 12.000%, 01/15/16 (e)	293
459	UCI International, Inc., 8.625%, 02/15/19	470
	United Rentals North America, Inc.,
2,150	8.375%, 09/15/20	2,263
235	9.250%, 12/15/19	262
	United States Steel Corp.,
875	7.375%, 04/01/20	895
390	7.500%, 03/15/22	395
750	Univision Communications, Inc., 7.875%, 11/01/20 (e)	782
	UR Financing Escrow Corp.,
274	5.750%, 07/15/18 (e)	283
435	7.375%, 05/15/20 (e)	457
4,962	7.625%, 04/15/22 (e)	5,247
1,000	US Oncology Holdings, Inc., 9.125%, 08/15/17 (d)	15
550	USPI Finance Corp., 9.000%, 04/01/20 (e)	576
2,120	Vail Resorts, Inc., 6.500%, 05/01/19	2,237
1,320	Valassis Communications, Inc., 6.625%, 02/01/21	1,340
	Valeant Pharmaceuticals International,
1,000	6.500%, 07/15/16 (e)	1,036
2,765	6.750%, 10/01/17 (e)	2,844
3,250	6.875%, 12/01/18 (e)	3,348
1,600	7.000%, 10/01/20 (e)	1,622
2,800	7.250%, 07/15/22 (e)	2,793
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
250	7.750%, 02/01/19 (e)	251
300	7.750%, 02/01/19	301
1,325	8.000%, 02/01/18	1,350
435	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	436
1,000	Vector Group Ltd., 11.000%, 08/15/15	1,047
75	Venoco, Inc., 8.875%, 02/15/19	70
471	Viasystems, Inc., 7.875%, 05/01/19 (e)	477
1,000	Visant Corp., 10.000%, 10/01/17	949
2,900	Visteon Corp., 6.750%, 04/15/19	2,987
	Vulcan Materials Co.,
355	6.500%, 12/01/16	376
1,735	7.500%, 06/15/21	1,922
150	VWR Funding, Inc., 10.750%, 06/30/17 (e)	150
1,680	W&T Offshore, Inc., 8.500%, 06/15/19	1,772
2,771	Wachovia Capital Trust III, VAR, 5.570%, 06/04/12 (x)	2,570

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
145	Western Refining, Inc., 11.250%, 06/15/17 (e)	165
	Windstream Corp.,
1,050	7.750%, 10/15/20	1,123
1,250	7.750%, 10/01/21	1,341
1,590	7.875%, 11/01/17	1,757
4,575	8.125%, 09/01/18	4,918
	WMG Acquisition Corp.,
88	9.500%, 06/15/16 (e)	96
850	9.500%, 06/15/16	929
535	11.500%, 10/01/18	583
	WPX Energy, Inc.,
835	5.250%, 01/15/17 (e)	827
535	6.000%, 01/15/22 (e)	520
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
465	5.375%, 03/15/22 (e)	456
600	7.750%, 08/15/20	663
750	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	817
3,150	Yankee Candle Co., Inc., 9.750%, 02/15/17	3,292
500	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	538
500	Zayo Group LLC/Zayo Capital, Inc., 10.250%, 03/15/17	560

		1,008,038

	Total Corporate Bonds (Cost $1,143,337)	1,166,164

Foreign Government Securities — 6.3%
	Argentina — 0.6%
	Republic of Argentina,
1,425	Series VII, 7.000%, 09/12/13	1,403
94	Series NY, 8.280%, 12/31/33	67
18,106	Series 1, 8.750%, 06/02/17	16,703

		18,173

	Brazil — 0.1%
1,745	Federal Republic of Brazil, 11.000%, 08/17/40	2,303

	Colombia — 0.3%
4,300	Republic of Colombia, 11.750%, 02/25/20	6,858

	Dominican Republic — 0.4%
	Government of Dominican Republic,
5,060	9.040%, 01/23/18 (e)	5,567
5,423	Reg. S, 9.040%, 01/23/18	5,965

		11,532

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	El Salvador — 0.2%
4,250	Republic of El Salvador, Reg. S, 7.750%, 01/24/23	4,654

	Ghana — 0.3%
8,510	Republic of Ghana, Reg. S., 8.500%, 10/04/17	9,680

	Hungary — 0.4%
11,770	Republic of Hungary, 7.625%, 03/29/41	11,152

	Iraq — 0.5%
18,300	Republic of Iraq, Reg. S, 5.800%, 01/15/28	15,258

	Mexico — 0.3%
8,856	Mexico Government International Bond, 5.750%, 10/12/10	9,653

	Peru — 0.4%
9,370	Republic of Peru, 9.875%, 02/06/15	11,478

	Philippines — 0.4%
7,150	Republic of Philippines, 10.625%, 03/16/25	11,619

	Romania — 0.5%
13,790	Romanian Government International Bond, 6.750%, 02/07/22 (e)	14,445

	Russia — 0.5%
7,530	Russian Federation, Reg. S, 12.750%, 06/24/28	13,639

	Serbia — 0.4%
11,460	Republic of Serbia, Reg. S, 7.250%, 09/28/21	12,004

	Uruguay — 0.2%
	Republic of Uruguay,
2,080	7.625%, 03/21/36	2,922
1,230	8.000%, 11/18/22	1,701

		4,623

	Venezuela — 0.8%
23,970	Republic of Venezuela, Reg. S, 11.950%, 08/05/31	24,090

	Total Foreign Government Securities (Cost $174,950)	181,161

Loan Participations & Assignments — 2.2%
	United States — 2.2%
992	AES Corp. (The), 1st Lien Term Loan, VAR, 4.250%, 06/01/18	993
500	Ainsworth Lumber Co., Ltd., Term Loan B, VAR, 5.250%, 06/26/14	471
950	Aptalis Pharma, Inc., Term B-2 Loan, VAR, 02/11/17	941
	Aptalis Pharma, Inc., Term Loan,
118	VAR, 5.500%, 02/10/17	117

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,093	VAR, 5.500%, 02/10/17	1,081
	Autoparts Holdings Ltd., Term Loan,
249	VAR, 6.500%, 07/29/17	244
311	Avaya, Inc., Term Loan B-1, VAR, 3.241%, 10/24/14	305
624	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 4.991%, 10/26/17	604
344	AZ Chem US, Inc., Term Loan, VAR, 7.250%, 12/22/17	350
332	Barrington Broadcasting Group LLC, Tranche 2 Term Loan, VAR, 7.500%, 06/14/17	334
	Bolthouse Farms, 1st Lien Term Loan,
183	VAR, 5.500%, 02/11/16	183
5	VAR, 5.750%, 02/11/16	6
247	Bresnan Communications LLC, Term Loan B, VAR, 4.500%, 12/14/17	247
940	Burger King Corp., Term Loan B, VAR, 4.500%, 10/19/16	941
259	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 01/28/18 ^	237
1,987	Caesars Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 3.239%, 01/28/15	1,886
158	Capsugel Holdings, Inc., Term Loan, VAR, 5.250%, 08/01/18	160
250	Catalent Pharma Solutions, Inc., 1st Lien Incremental Term Loan B, VAR, 09/15/17 ^	250
246	Catalent Pharma Solutions, Inc., Extended Dollar Term - 1 Loan, VAR, 4.239%, 09/15/16	245
1,250	CCM Merger, Inc., Term Loan, VAR, 6.000%, 03/01/17	1,253
400	CDW Corp., Extended Term Loan, VAR, 4.000%, 07/15/17	393
1,131	Cengage Learning Acquisitions, Term Loan, VAR, 2.490%, 07/03/14	1,034
143	Cenveo Corp., Term Loan B, VAR, 6.250%, 12/21/16	143
2,806	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	2,855
	Claire’s Stores, Term Loan B,
1,703	VAR, 2.989%, 05/29/14	1,620
733	VAR, 3.216%, 05/29/14	698
2,188	Clear Channel Communications, Inc., Term Loan B, VAR, 3.889%, 01/29/16	1,764
1,131	CNO Financial Group, Inc., Term Loan B-1, VAR, 6.250%, 09/30/16	1,136
450	Cristal Inorganic Chemicals (Millennium), 2nd Lien Term Loan, VAR, 6.220%, 11/15/14	448

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	United States — Continued
565	Cumulus Media Inc., Term Loan, VAR, 5.750%, 09/17/18	569
990	Delta Air Lines, Inc., New Term Loan, VAR, 4.250%, 03/07/16	966
62	DineEquity, Inc., Term Loan B-1, VAR, 4.250%, 10/19/17	62
	Dole Food Co., Tranche B-2 Term Loan,
167	VAR, 5.000%, 07/08/18	167
7	VAR, 6.000%, 07/08/18	7
	Dole Food Co., Tranche C-2 Term Loan,
53	VAR, 5.000%, 07/08/18	53
250	VAR, 5.000%, 07/08/18	251
8	VAR, 6.000%, 07/08/18	8
397	Ducommun, Inc., Term Loan B, VAR, 5.500%, 06/28/17	399
	Dynegy Midwest Generation, Inc., Term Loan,
1	VAR, 9.250%, 08/05/16	1
258	VAR, 9.250%, 08/05/16	264
	Dynegy Power LLC, Term Loan,
3	VAR, 9.250%, 08/05/16	2
993	VAR, 9.250%, 08/05/16	1,038
477	Eastman Kodak Co., DIP Loan, VAR, 8.500%, 07/20/13	485
	Entercom Radio, Term Loan,
260	VAR, 6.250%, 11/23/18	262
7	VAR, 7.250%, 11/23/18	7
265	Equipower Resource Holdings, 1st Lien Term Loan, VAR, 5.750%, 01/26/18	247
	EVERTEC, Inc., Term Loan B1,
368	VAR, 5.250%, 09/30/16	368
125	First Data Corp., Initial Tranche B3, VAR, 2.990%, 09/24/14	120
510	FOCUS Brands, Inc., 1st Lien Term Loan, VAR, 02/21/18 ^	511
450	Freedom Group, Inc., Term B Loan, VAR, 04/01/19 ^	453
494	Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.491%, 12/01/16	484
2,674	Gymboree Corp., 1st Lien Term Loan, VAR, 5.000%, 02/23/18	2,570
	Harko C.V., Term Loan B,
259	VAR, 5.750%, 08/02/17	260
	High Liner Foods, Inc., Term Loan,
5	VAR, 7.000%, 12/19/17	5
274	VAR, 7.000%, 12/19/17	275

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — Continued
175		High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	175
325		Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	326
992		Intelsat Jackson Holdings S.A., Term Loan B, VAR, 5.250%, 04/02/18	997
477		Interactive Data Corp., Term Loan B, VAR, 4.500%, 02/11/18	477
99		inVentiv Health, Consolidated Term Loan, VAR, 6.500%, 08/04/16	93
		I-Star, Term Loan A-1,
485		VAR, 5.000%, 06/28/13	484
		J. Crew, 1st Lien Term Loan,
325		VAR, 4.750%, 03/07/18	322
967		VAR, 4.750%, 03/07/18	957
163		Kabel Deutschland, Facility F Loan, VAR, 4.250%, 02/01/19	162
375		Landry’s, Inc., Term Loan, VAR, 6.500%, 04/25/18	375
1,000		Level 3 Communications, Inc., Tranche B II Term Loan, VAR, 5.750%, 09/01/18	1,014
640		Level 3 Financing, Inc., Term Loan B3, VAR, 5.750%, 09/01/18	649
		Media General, Inc., Term Loan,
281		VAR, 8.500%, 03/29/13	266
83		VAR, 8.500%, 03/29/13	79
418		MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	418
550		Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	561
1,284		Momentive Performance Materials, Inc., Tranche B-1B Term Loan, VAR, 3.750%, 05/05/15	1,236
250		MTL Publishing LLC, VAR, 03/01/18 ^	251
—	(h)	NBTY, Inc., Term Loan B-1, VAR, 4.250%, 10/01/17	—	(h)
632		Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	632
200		Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	205
		Nexeo Solutions LLC, Term Loan,
112		VAR, 5.000%, 09/08/17	109
183		VAR, 5.000%, 09/08/17	180
392		Noranda Aluminum Acquisition Corp., Term B Loan, VAR, 5.750%, 02/28/19	395
500		NXP B.V., Term Loan B, VAR, 5.250%, 02/16/19	500
995		NXP B.V., Tranche A-2 Loan, VAR, 5.500%, 03/04/17	995

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	United States — Continued
	Outback (OSI Restaurant), Prefunded Revolving Credit Commitment,
25	VAR, 0.294%, 06/14/13	24
	Outback (OSI Restaurant), Term Loan B,
1	VAR, 2.563%, 06/14/14	1
250	VAR, 2.563%, 06/14/14	247
	Pierre Foods, Inc., 1st Lien Term Loan,
1	VAR, 7.000%, 09/30/16	1
394	VAR, 7.000%, 09/30/16	396
70	Pierre Foods, Inc., 2nd Lien Term Loan, VAR, 11.250%, 09/29/17	70
318	Pinafore LLC/Pinafore, Inc., Term Loan B1, VAR, 4.250%, 09/29/16	319
378	PL Propylene LLC, Term Loan, VAR, 03/29/17 ^	380
	PolyOne Corp., Term Loan B,
344	VAR, 5.000%, 12/20/17	345
	R.H. Donnelley, Inc., Exit Term Loan,
67	VAR, 9.000%, 10/24/14	32
111	VAR, 9.000%, 10/24/14	52
	Radio One, Inc., 1st Lien Term Loan B,
31	VAR, 7.500%, 03/31/16	31
561	VAR, 7.500%, 03/31/16	555
100	RCN Cable, Inc., Term Loan, VAR, 08/26/16 ^	100
73	Realogy Corp., Extended Synthetic Commitment, VAR, 0.089%, 10/10/16	68
935	Realogy Corp., Extended Term Loan, VAR, 4.770%, 10/10/16	869
964	Remy International, Term Loan B, VAR, 6.250%, 12/16/16	965
	Reynolds Group Holdings, U.S. Term Loan,
85	VAR, 6.500%, 02/09/18	86
120	VAR, 6.500%, 02/09/18	121
972	Rite Aid Corp., 1st Lien Term Loan TL 5, VAR, 4.500%, 03/03/18	966
	Rite Aid Corp., Tranche 2 Term Loan,
289	VAR, 1.990%, 06/04/14	285
681	VAR, 2.000%, 06/04/14	670
310	Road Infrastracture Investment LLC, Term Loan, VAR, 6.250%, 03/30/18	309
422	SCH Group, 1st Lien Term Loan, VAR, 6.625%, 04/28/17	383
210	SCH Group, 2nd Lien Term Loan, VAR, 10.500%, 04/30/18	172
	Sealed Air Corp., Term Loan B,
263	VAR, 4.000%, 10/03/18	265
229	VAR, 4.750%, 10/03/18	231

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
60	Sensus USA, Inc., 2nd Lien Term Loan, VAR, 8.500%, 05/09/18	59
650	Summit Materials LLC, Term Loan, VAR, 6.000%, 01/30/19	655
1,000	Syniverse Holdings, Inc., Term Loan, VAR, 04/30/19 ^	1,001
348	Terex Corp., Term Loan, VAR, 5.500%, 04/28/17	351
2,222	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.741%, 10/10/17	1,224
1,222	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 3.741%, 10/10/14	700
397	Transdigm Group, Inc., Tranche B-1 Term Loan, VAR, 4.000%, 02/14/17	397
	Trinseo S.A., 1st Lien Term Loan,
6	VAR, 6.000%, 08/02/17	6
563	VAR, 6.000%, 08/02/17	525
988	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	991
1,230	United Airlines, Inc., Term Loan B, VAR, 2.250%, 02/01/14	1,215
2,357	Univision Communications, Inc., Extended 1st Lien Term Loan, VAR, 4.489%, 03/31/17	2,201
325	Univision Communications, Inc., Initial Term Loan, VAR, 2.239%, 09/29/14	319
601	Vanguard Health Systems, Inc., Term Loan B, VAR, 5.000%, 01/29/16	604
754	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (f) (i)	190
1,695	Visant Corp., 1st Lien Term Loan, VAR, 5.250%, 12/22/16	1,670
100	WCA Waste Corp., Term Loan, VAR, 03/08/18 ^	100
475	Wendy’s/Arby’s Restaurant, LLC, Term Loan B, VAR, 05/15/19 ^	477
107	Western Refining, Inc., Term Loan B, VAR, 7.500%, 03/15/17	108
474	Xerium Technologies, Inc., Initial U.S. Term Loan, VAR, 5.500%, 05/26/17	470
1,000	Yankee Candle Co., Inc., 1st Lien Term Loan, VAR, 5.250%, 04/02/19	1,006

	Total Loan Participations & Assignments (Cost $65,691)	64,843

APRIL 30, 2012	J.P. MORGAN FUNDS	27

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE

Preferred Stocks — 1.6%
		Brazil — 0.3%
199		Bradespar S.A. (m)	3,600
67		Cia de Bebidas das Americas, ADR (m)	2,822
96		Cia de Transmissao de Energia Electrica Paulista (m)	3,078

			9,500

		Cayman Islands — 0.0% (g)
1		XLIT Ltd., Series D, VAR, 3.586%, 10/29/49	387

		United Kingdom — 0.1%
98		AngloGold Ashanti Holdings Finance plc, 6.000%, 09/15/13	4,056

		United States — 1.2%
1		Ally Financial, Inc., 7.000%, 06/01/12 ($1,000 par value) (e) @	841
6		Bank of America Corp., 7.250%, 01/30/13 ($1,000 par value) @	5,952
6		Citigroup Capital XIII, VAR, 7.875%, 10/30/40	160
2		CoBank ACB, 7.000%, 06/01/12 ($50 par value) (e) @	89
–	(h)	Constar International, Inc. (a) (f) (i)	13
–	(h)	Eurofresh, Inc., ADR (a) (f) (i)	–
211		General Motors Co., 4.750%, 12/01/13	8,253
12		GMAC Capital Trust I, VAR, 8.125%, 02/15/40	287
15		Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 (a)	400
16		M/I Homes, Inc., Series A, 9.750%, 06/15/12 ($25 par value) (a) @	277
129		NextEra Energy, Inc., 7.000%, 09/01/13	6,964
121		PPL Corp., 8.750%, 05/01/14	6,206
41		Prologis, Inc., Series L, 6.500%, 06/01/12 ($25 par value) @	1,020
34		Regency Centers Corp., Series E, 6.700%, 06/01/12 ($25 par value) @ (m)	860
31		Taubman Centers, Inc., Series G, 8.000%, 06/01/12 ($25 par value) @ (m)	783
42		Vornado Realty Trust, Series G, 6.625%, 06/01/12 ($25 par value) @ (m)	1,072

SHARES		SECURITY DESCRIPTION	VALUE

		United States — Continued
22		Weingarten Realty Investors, Series F, 6.500%, 06/01/12 ($25 par value) @ (m)	563

			33,740

		Total Preferred Stocks (Cost $49,932)	47,683

PRINCIPAL AMOUNT
Supranational — 0.3%
9,380		Eurasian Development Bank, Reg. S, 7.375%, 09/29/14 (Cost $9,985)	10,271

U.S. Treasury Obligation — 0.1%
2,340		U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $2,388)	2,387

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		United States — 0.0% (g)
		General Motors Co.,
–	(h)	expiring 7/10/2016 (a)	7
–	(h)	expiring 7/10/2019 (a)	4

		Total Warrants (Cost $17)	11

SHARES
Short-Term Investment — 3.9%
		Investment Company — 3.9%
111,584		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $111,584)	111,584

		Total Investments — 99.1% (Cost $2,779,991)	2,860,937
		Other Assets in Excess of Liabilities — 0.9%	25,626

		NET ASSETS — 100.0%	$2,886,563

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2012

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Investment Trusts (REITs)	6.5%
Foreign Government Securities	6.3
Oil, Gas & Consumable Fuels	6.0
Asset-Backed Securities	4.5
Non-Agency CMO	3.8
Diversified Telecommunication Services	3.7
Media	3.4
Diversified Financial Services	3.4
Wireless Telecommunication Services	3.1
Hotels, Restaurants & Leisure	2.9
Pharmaceuticals	2.8
Health Care Providers & Services	2.7
Commercial Banks	2.6
Broadcasting & Cable TV	2.1
Metals & Mining	1.9
Electric Utilities	1.8
Semiconductors & Semiconductor Equipment	1.7
IT Services	1.7

INDUSTRY	PERCENTAGE
Insurance	1.7%
Chemicals	1.5
Consumer Finance	1.5
Automobiles	1.5
Food Products	1.4
Real Estate Management & Development	1.3
Food & Staples Retailing	1.3
Containers & Packaging	1.3
Specialty Retail	1.2
Capital Markets	1.2
Independent Power Producers & Energy Traders	1.1
Household Durables	1.1
Tobacco	1.1
Household Products	1.0
Transportation Infrastructure	1.0
Others (each less than 1.0%)	16.0
Short-Term Investment	3.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
850	10 Year U.S. Treasury Note	06/20/12	112,439	104
	Short Futures Outstanding
(263)	Euro FX	06/18/12	(43,533)	(421)

				(317)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DIP	— Debtor-in-possession
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-Kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2012.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2012.
ZAR	— South African Rand
(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	29

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $1,383,000 which amounts to 0.05% of total investments. In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $558,255,000 and 19.5%, respectively.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2012.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2012.

^	— All or a portion of the security is unsettled as of April 30, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2012	J.P. MORGAN FUNDS	31

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$2,749,353
Investments in affiliates, at value	111,584

Total investment securities, at value	2,860,937
Cash	1,109
Foreign currency, at value	1,553
Receivables:
Investment securities sold	20,463
Fund shares sold	29,740
Interest and dividends from non-affiliates	32,903
Dividends from affiliates	16
Tax reclaims	215
Variation margin on futures contracts	172

Total Assets	2,947,108

LIABILITIES:
Payables:
Dividends	2,260
Investment securities purchased	50,254
Fund shares redeemed	5,752
Accrued liabilities:
Investment advisory fees	884
Administration fees	—	(a)
Shareholder servicing fees	50
Distribution fees	919
Custodian and accounting fees	37
Trustees’ and Chief Compliance Officer’s fees	6
India capital gains tax	246
Other	137

Total Liabilities	60,545

Net Assets	$2,886,563

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2012

Income Builder Fund
NET ASSETS:
Paid-in-Capital	$2,857,778
Accumulated undistributed (distributions in excess of) net investment income	1,521
Accumulated net realized gains (losses)	(53,157)
Net unrealized appreciation (depreciation)	80,421

Total Net Assets	$2,886,563

Net Assets:
Class A	$1,064,407
Class C	1,195,328
Select Class	626,828

Total	$2,886,563

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	113,053
Class C	127,161
Select Class	66,531

Net Asset Value: (a)
Class A — Redemption price per share	$9.42
Class C — Offering price per share (b)	9.40
Select Class — Offering and redemption price per share	9.42
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.86

Cost of investments in non-affiliates	$2,668,407
Cost of investments in affiliates	111,584
Cost of foreign currency	1,548

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	33

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$55,534
Interest income from affiliates	— (a)
Dividend income from non-affiliates	20,973
Dividend income from affiliates	61
Foreign taxes withheld	(830)

Total investment income	75,738

EXPENSES:
Investment advisory fees	5,405
Administration fees	1,055
Distribution fees:
Class A	1,055
Class C	3,710
Shareholder servicing fees:
Class A	1,055
Class C	1,237
Select Class	711
Custodian and accounting fees	278
Interest expense to affiliates	— (a)
Professional fees	56
Trustees’ and Chief Compliance Officer’s fees	9
Printing and mailing costs	103
Registration and filing fees	89
Transfer agent fees	652
Other	9

Total expenses	15,424

Less amounts waived	(4,439)

Net expenses	10,985

Net investment income (loss)	64,753

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(17,881)
Futures	181
Foreign currency transactions	(883)

Net realized gain (loss)	(18,583)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	125,448 (b)
Futures	(93)
Foreign currency translations	93

Change in net unrealized appreciation (depreciation)	125,448

Net realized/unrealized gains (losses)	106,865

Change in net assets resulting from operations	$171,618

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains of approximately $(187,000).

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$64,753	$77,301
Net realized gain (loss )	(18,583)	(31,761)
Change in net unrealized appreciation (depreciation)	125,448	(71,041)

Change in net assets resulting from operations	171,618	(25,501)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(22,657)	(29,118)
Class C
From net investment income	(24,114)	(28,820)
Select Class
From net investment income	(15,519)	(20,398)

Total distributions to shareholders	(62,290)	(78,336)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	670,875	1,650,774

NET ASSETS:
Change in net assets	780,203	1,546,937
Beginning of period	2,106,360	559,423

End of period	$2,886,563	$2,106,360

Accumulated undistributed (distributions in excess of) net investment income	$1,521	$(942)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$399,056	$713,836
Dividends and distributions reinvested	20,218	24,550
Cost of shares redeemed	(128,159)	(183,291)
Redemption fees	—	58

Change in net assets from Class A capital transactions	$291,115	$555,153

Class C
Proceeds from shares issued	$349,928	$737,230
Dividends and distributions reinvested	18,634	20,653
Cost of shares redeemed	(72,286)	(70,286)
Redemption fees	—	61

Change in net assets from Class C capital transactions	$296,276	$687,658

Select Class
Proceeds from shares issued	$247,543	$539,716
Dividends and distributions reinvested	10,534	13,603
Cost of shares redeemed	(174,593)	(145,395)
Redemption fees	—	39

Change in net assets from Select Class capital transactions	$83,484	$407,963

Total change in net assets from capital transactions	$670,875	$1,650,774

SHARE TRANSACTIONS:
Class A
Issued	43,244	75,710
Reinvested	2,199	2,639
Redeemed	(14,084)	(19,925)

Change in Class A Shares	31,359	58,424

Class C
Issued	38,186	78,332
Reinvested	2,031	2,226
Redeemed	(7,929)	(7,710)

Change in Class C Shares	32,288	72,848

Select Class
Issued	27,035	57,377
Reinvested	1,147	1,461
Redeemed	(18,931)	(15,990)

Change in Select Class Shares	9,251	42,848

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2012	J.P. MORGAN FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$9.01	$0.25	(f)	$0.40	$0.65	$(0.24)	$—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13	(0.49)	—	(e)
Year Ended October 31, 2010	8.47	0.48	(f)	0.89	1.37	(0.47)	—	(e)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.24		(0.15)	0.09	(0.19)	—

Class C
Six Months Ended April 30, 2012 (Unaudited)	9.00	0.23	(f)	0.39	0.62	(0.22)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(e)
Year Ended October 31, 2010	8.47	0.43	(f)	0.90	1.33	(0.44)	—	(e)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.22		(0.16)	0.06	(0.17)	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	9.02	0.26	(f)	0.38	0.64	(0.24)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(e)
Year Ended October 31, 2010	8.47	0.49	(f)	0.90	1.39	(0.49)	—	(e)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.25		(0.15)	0.10	(0.20)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Amount rounds to less than $0.01.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.42	7.29%	$1,064,407	0.74%		5.58%	1.14%	21%
9.01	1.36	736,186	0.74		5.43	1.14	38
9.37	16.76	218,031	0.74		5.36	1.37	49
8.47	29.77	97	0.95		6.49	2.34	81
6.90	(25.78)	75	0.95		6.38	2.21	82
9.90	0.94	101	0.96	(h)	5.85	3.18	30

9.40	6.93	1,195,328	1.25		5.07	1.64	21
9.00	0.88	853,688	1.24		4.93	1.65	38
9.36	16.20	206,113	1.24		4.82	1.84	49
8.47	29.15	96	1.45		5.99	2.84	81
6.90	(26.10)	74	1.45		5.88	2.71	82
9.89	0.69	101	1.46	(h)	5.35	3.68	30

9.42	7.24	626,828	0.59		5.69	0.89	21
9.02	1.61	516,486	0.59		5.58	0.90	38
9.37	16.90	135,279	0.60		5.53	1.23	49
8.47	30.08	19,368	0.70		6.74	2.09	81
6.90	(25.59)	14,893	0.70		6.63	1.96	82
9.90	1.03	20,000	0.71	(h)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

40	J.P. MORGAN FUNDS	APRIL 30, 2012

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$49,188	$—	$49,188
Bermuda	1,321	—	—	1,321
Brazil	21,176	—	—	21,176
Canada	7,441	—	—	7,441
Chile	—	1,800	—	1,800
China	—	28,055	—	28,055
Czech Republic	—	3,545	—	3,545
Finland	—	7,719	—	7,719
France	—	52,998	—	52,998
Germany	—	37,586	—	37,586
Hong Kong	—	26,598	—	26,598
India	—	4,721	—	4,721
Indonesia	—	4,180	—	4,180
Italy	—	8,741	—	8,741
Japan	—	70,547	—	70,547
Kazakhstan	—	2,319	—	2,319
Luxembourg	79	—	—	79
Malaysia	—	3,568	—	3,568
Mexico	2,886	4,767	—	7,653
Netherlands	35	35,311	—	35,346
New Zealand	—	10,013	—	10,013
Philippines	—	3,914	—	3,914
Poland	—	8,562	—	8,562
Qatar	—	7,120	—	7,120
Russia	—	8,233	—	8,233
Singapore	—	20,933	—	20,933
South Africa	—	22,067	—	22,067
South Korea	—	9,474	—	9,474
Sweden	—	9,032	—	9,032
Switzerland	—	26,296	—	26,296
Taiwan	—	30,755	—	30,755
Thailand	—	14,838	—	14,838
Turkey	—	8,740	—	8,740
United Kingdom	—	65,418	—	65,418
United States	302,707	—	17	302,724

Total Common Stocks	335,645	587,038	17	922,700

Preferred Stocks
Brazil	6,678	2,822	—	9,500
Cayman Islands	—	387	—	387
United Kingdom	—	4,056	—	4,056
United States	—	33,727	13	33,740

Total Preferred Stocks	6,678	40,992	13	47,683

APRIL 30, 2012	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Asset-Backed Securities	$—	$129,880	$—	$129,880
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	106,839	—	106,839
Commercial Mortgage-Backed Security	—	4,619	—	4,619
Convertible Bonds
Australia	—	8,635	—	8,635
Austria	—	1,339	—	1,339
Bermuda	—	5,939	—	5,939
Canada	—	1,394	—	1,394
Cayman Islands	—	11,864	—	11,864
France	—	8,329	—	8,329
Greece	—	4,186	—	4,186
India	—	9,956	—	9,956
Mexico	—	4,978	—	4,978
Norway	—	1,339	—	1,339
South Africa	—	6,401	—	6,401
South Korea	—	2,241	—	2,241
Spain	—	4,696	—	4,696
United Arab Emirates	—	3,044	—	3,044
United Kingdom	—	17,972	—	17,972
United States	—	20,369	113	20,482

Total Convertible Bonds	—	112,682	113	112,795

Corporate Bonds
Australia	—	9,146	—	9,146
Austria	—	1,047	660	1,707
Bahamas	—	510	—	510
Bermuda	—	7,640	—	7,640
Canada	—	12,714	—	12,714
Cayman Islands	—	12,331	—	12,331
France	—	2,255	—	2,255
Germany	—	1,716	—	1,716
Ireland	—	13,310	—	13,310
Japan	—	907	—	907
Kazakhstan	—	11,355	—	11,355
Luxembourg	—	46,997	—	46,997
Mexico	—	2,725	—	2,725
Netherlands	—	13,841	—	13,841
Norway	—	543	—	543
United Arab Emirates	—	7,888	—	7,888
United Kingdom	—	12,541	—	12,541
United States	—	1,007,648	390	1,008,038

Total Corporate Bonds	—	1,165,114	1,050	1,166,164

Foreign Government Securities	—	181,161	—	181,161
Supranational	—	10,271	—	10,271
U.S. Treasury Obligation	—	2,387	—	2,387
Loan Participations & Assignments
United States	—	64,653	190	64,843
Warrant
United States	—	11	—	11
Short-Term Investment
Investment Company	111,584	—	—	111,584

Total Investments in Securities	$453,907	$2,405,647	$1,383	$2,860,937

42	J.P. MORGAN FUNDS	APRIL 30, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$104	$—	$—	$104

Depreciation in Other Financial Instruments
Futures Contracts	$(421)	$—	$—	$(421)

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/11	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — United States	$22	$26		$(22)	$—	$17	$(26)	$—	$—	$17
Convertible Bonds — United States	—	—		—	—	113	—	—	—	113
Corporate Bonds — Austria	637	—		23	—	—	—	—	—	660
Corporate Bonds — United States	55	—	(a)	(5)	—	340	—	—	—	390
Foreign Government Securities — Colombia	6,117	(56)		713	—	—	(6,774)	—	—	—
Foreign Government Securities — Indonesia	7,219	1,254		(1,155)	—	—	(7,318)	—	—	—
Loan Participations & Assignments — United States	110	(12)		(263)	11	110	(111)	345	—	190
Preferred Stocks — United States	12	—	(a)	2	—	(1)	—	—	—	13

Total	$14,172	$1,212		$(707)	$11	$579	$(14,229)	$345	$—	$1,383

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(524,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of April 30, 2012, were approximately $1,383,000 and 0.05%, respectively.

APRIL 30, 2012	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

C. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Futures Contracts — The Fund uses index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activity during the six months ended April 30, 2012 (amounts in thousands):

	Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$64,528	(a)
Average Notional Balance Short	34,306
Ending Notional Balance Long	112,439
Ending Notional Balance Short	43,533

(a)	For the period December 1, 2011 through April 30, 2012.

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest Rate contracts	Receivable, Net Assets — Unrealized Appreciation	$104

Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(421)

Total		$(317)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

44	J.P. MORGAN FUNDS	APRIL 30, 2012

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2012, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(49)	$(49)
Foreign exchange contracts	230	230

Total	$181	$181

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$104	$104
Foreign exchange contracts	(197)	(197)

Total	$(93)	$(93)

The Fund’s derivative contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. In particular, the Fund is subject to a tax imposed on short-term capital gains on securities of certain issuers domiciled in India. If applicable, the Fund records an estimated deferred tax liability included in Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities for net unrealized gains on these securities in an amount payable if these securities were disposed of at period end. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

APRIL 30, 2012	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$525	$24

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

46	J.P. MORGAN FUNDS	APRIL 30, 2012

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The expense limitation agreement was in effect for the six months ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$864	$789	$2,718	$4,371

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2012 was approximately $68.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2012, the Fund incurred $898 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,109,054	$498,333	$2,406	$255

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,779,991	$141,542	$60,596	$80,946

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

APRIL 30, 2012	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

At October 31, 2011, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	2017	2019	Total
$1,118	$1,370	$23,323	$25,811

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2012, the Fund invested approximately 62.4% of its total investments in the United States.

48	J.P. MORGAN FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,072.90	$3.81	0.74%
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class C
Actual	1,000.00	1,069.30	6.43	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Select Class
Actual	1,000.00	1,072.40	3.04	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2012	J.P. MORGAN FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-INCBUILD-412

Semi-Annual Report

J.P. Morgan Funds

April 30, 2012 (Unaudited)

JPMorgan Ex-G4 Currency Strategies Fund

JPMorgan International Currency Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe,

Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN FUNDS	1

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.26%
Barclays Capital Global Treasury ex U.S. 1-3 Year Index	0.14%
Barclays Capital Global Ex-G4 Benchmark Currency Index	4.87%

Net Assets as of 4/30/2012 (In Thousands)	$62,851
Duration as of 4/30/2012	0.9 years

INVESTMENT OBJECTIVE**

The Fund seeks to provide total return.

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis caused concerns about systemic risk to abate. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain investors’ appetite for risk during the period November 30, 2011 through April 30, 2012.

In China, investors’ concerns about a “hard landing” resurfaced late in the first quarter of 2012 after the government’s gross domestic product (GDP) target was revised downward and some macroeconomic data such as the purchasing managers index (PMI) figures started to deteriorate. Concerns about a hard landing weighed on the Australian dollar and the Brazilian real during the reporting period, as both of these countries are major exporters of commodities to China.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s overweight positions in the Thai baht and the Indonesian rupiah caused, in part, the Fund’s under-

performance versus the Barclays Capital Ex-G4 Benchmark Currency Index. The Thai baht was weak due to concerns that flooding would have a negative impact on Thailand’s exports. The Indonesian rupiah depreciated following an unexpected interest-rate cut by the country’s central bank.

The Fund’s duration management contributed to its relative performance versus the Barclays Capital Ex-G4 Benchmark Currency Index. In particular, the Fund’s duration strategy with regard to Mexican bonds contributed to relative performance (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates). The Fund’s underweight position in the Danish Krone also contributed to relative performance versus the Barclays Capital Ex-G4 Benchmark Currency Index as the currency depreciated amid Europe’s ongoing debt crisis.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from non-G4 currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in non-G4 currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash as support for these positions.

2	J.P. MORGAN FUNDS	APRIL 30, 2012

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	48.7%
Supranational	4.4
Short-Term Investment	46.9

PORTFOLIO COMPOSITION BY COUNTRY***
Mexico	10.6%
Canada	8.8
Turkey	5.4
Australia	5.2
Supranational	4.4
South Africa	3.4
Indonesia	3.1
Germany	3.1
Poland	2.5
Thailand	2.3
Sweden	1.9
Denmark	1.4
Norway	1.0
Short-Term Investment	46.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN FUNDS	3

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH APRIL 30, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	11/30/11
Without Sales Charge		1.30%
With Sales Charge**		(2.50)
CLASS C SHARES	11/30/11
Without CDSC		0.90
With CDSC***		(0.10)
SELECT CLASS SHARES	11/30/11	1.26

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ex-G4 Currency Strategies Fund, the Barclays Capital Global Treasury 1-3 Year Index, the Barclays Capital Global Ex-G4 Benchmark Currency Index and the Lipper Currency Funds Average from November 30, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Capital Global Treasury 1-3 Year Index and the Barclays Capital Global Ex-G4 Benchmark Currency Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper Currency Funds Average includes expenses associated with a mutual fund, such as investment management fees. Theses expenses are not identical to the expenses incurred by the Fund. The Barclays Capital Global Treasury 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries that have remaining maturities of one to three years. The Barclays Capital Global Ex-G4 Benchmark Currency Index is designed to track the performance of a portfolio of 1-month cash settled foreign currency forward positions in a basket of currencies. The currencies in the portfolio are weighted based on Gross Domestic Product (GDP). The Lipper Currency Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2012

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.35%
Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index	-1.75%
Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index	-0.45%

Net Assets as of 4/30/2012 (In Thousands)	$1,944,174
Duration as of 4/30/2012	1.0 years

INVESTMENT OBJECTIVE**

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis caused concerns about systemic risk to abate. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain investors’ appetite for risk during the six months ended April 30, 2012.

In China, investors’ concerns about a “hard landing” resurfaced late in the first quarter of 2012 after the government’s gross domestic product (GDP) target was revised downward and some macroeconomic data, such as the purchasing managers index (PMI) figures, started to deteriorate. Concerns about a hard landing weighed on the Australian dollar and the Brazilian real during the reporting period, as these currencies underperformed. Meanwhile, the Japanese yen depreciated versus the U.S. dollar during the reporting period. The currency was hurt by the Bank of Japan’s announcement in February 2012 that it would implement additional quantitative easing measures. The euro was weak due to ongoing concerns about the region’s debt crisis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s duration management drove its outperformance versus the Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index (“Supplemental Benchmark”). Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. In particular, the Fund’s duration strategy with regard to Mexican bonds contributed to relative performance.

From a currency perspective, the Fund’s underweight position in the euro contributed to relative performance versus the Supplemental Benchmark given the euro’s decline during the reporting period. The Fund’s underweight positions in the Swiss franc and the British pound also contributed to the Fund’s relative performance. The Fund’s overweight positions in the Thai baht and the Indonesian rupiah detracted from the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash as support for these positions.

APRIL 30, 2012	J.P. MORGAN FUNDS	5

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	77.0%
Supranational	2.7
Corporate Bonds	1.6
Short-Term Investment	18.7

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	16.7%
France	13.9
Mexico	11.5
Australia	8.4
United Kingdom	8.3
Germany	4.4
South Korea	4.3
Supranational	2.7
Finland	1.8
Indonesia	1.7
Brazil	1.7
Thailand	1.1
Philippines	1.0
Others (each less than 1.0%)	3.8
Short-Term Investment	18.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		0.24%	(2.38)%	4.27%	4.36%
With Sales Charge**		(3.51)	(6.07)	3.48	3.58
CLASS C SHARES	3/30/07
Without CDSC		(0.13)	(3.18)	3.54	3.65
With CDSC***		(1.13)	(4.18)	3.54	3.65
SELECT CLASS SHARES	3/30/07	0.35	(2.25)	4.49	4.58

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) and the Lipper International Income Funds Index from March 30, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper International Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. The Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is con-

structed to track the performance of a basket of 1-month cash-settled currency forward positions in a basket of currencies versus the U.S. dollar. The Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) is a weighted average of the foreign exchange value of the U.S. dollar against the currencies of a broad group of major U.S. trading partners. The Lipper International Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN FUNDS	7

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 48.0%
	Australia — 5.1%
	Australia Government Bond,
AUD 949	4.750%, 11/15/12 (m)	995
AUD 660	6.500%, 05/15/13 (m)	711
AUD 1,442	New South Wales Treasury Corp., 6.000%, 05/01/12 (m)	1,503

		3,209

	Canada — 8.7%
	Government of Canada,
CAD 1,440	1.500%, 06/01/12 (m)	1,458
CAD 2,340	1.500%, 12/01/12 (m)	2,373
CAD 1,600	2.000%, 09/01/12 (m)	1,624

		5,455

	Denmark — 1.4%
DKK 2,435	Kingdom of Denmark, 4.000%, 11/15/12 (m)	442
DKK 2,200	Kommunekredit, 4.000%, 01/01/16 (m)	432

		874

	Germany — 3.0%
	Kreditanstalt fuer Wiederaufbau,
SEK 2,520	3.250%, 05/05/14 (m)	384
NOK 6,400	3.375%, 01/18/13 (m)	1,128
NOK 2,090	4.000%, 12/15/14 (m)	378

		1,890

	Indonesia — 3.1%
	Republic of Indonesia,
IDR 12,290,000	9.500%, 06/15/15 (m)	1,519
IDR 3,600,000	12.500%, 03/15/13 (m)	418

		1,937

	Mexico — 10.4%
	United Mexican States,
MXN 27,300	8.000%, 12/19/13 (m)	2,205
MXN 26,000	8.000%, 12/17/15 (m)	2,191
MXN 25,010	9.500%, 12/18/14 (m)	2,141

		6,537

	Norway — 1.0%
NOK 3,500	Kommunalbanken AS, 3.500%, 09/11/15 (m)	626

	Poland — 2.5%
	Poland Government Bond,
PLN 4,110	5.250%, 04/25/13 (m)	1,310
PLN 800	5.500%, 04/25/15 (m)	259

		1,569

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	South Africa — 3.4%
	South Africa Government Bond,
ZAR 6,600	6.750%, 03/31/21 (m)	800
ZAR 8,450	13.500%, 09/15/15 (m)	1,315

		2,115

	Sweden — 1.8%
SEK 7,670	Kingdom of Sweden, 5.500%, 10/08/12 (m)	1,161

	Thailand — 2.3%
THB 42,260	Kingdom of Thailand, 5.250%, 05/12/14 (m)	1,422

	Turkey — 5.3%
	Turkey Government Bond,
TRY 1,050	10.000%, 12/04/13 (m)	605
TRY 2,000	10.000%, 06/17/15 (m)	1,166
TRY 2,575	16.000%, 08/28/13 (m)	1,587

		3,358

	Total Foreign Government Securities (Cost $30,100)	30,153

Supranational — 4.4%
	European Investment Bank,
CHF 880	3.500%, 01/28/14 (m)	1,021
NOK 3,000	3.750%, 05/15/15 (m)	540
SEK 7,500	4.500%, 05/05/14 (m)	1,168

	Total Supranational (Cost $2,691)	2,729

SHARES
Short-Term Investment — 46.2%
	Investment Company — 46.2%
29,062	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $29,062)	29,062

	Total Investments — 98.6% (Cost $61,853)	61,944
	Other Assets in Excess of Liabilities — 1.4%	907

	NET ASSETS — 100.0%	$62,851

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,549,053	AED	Union Bank of Switzerland AG	05/29/12	966	966	—	(h)
4,619,092	ARS	Credit Suisse International †	05/29/12	1,036	1,033	(3)
331,462	ARS	Union Bank of Switzerland AG †	05/29/12	74	74	—	(h)
1,485,260	AUD	State Street Corp.	05/29/12	1,544	1,542	(2)
604,338	AUD	Union Bank of Switzerland AG	05/29/12	621	628	7
176,700	BRL	Citibank, N.A. †	05/29/12	93	92	(1)
208,900	BRL	Deutsche Bank AG †	05/29/12	113	109	(4)
10,955,046	BRL	Union Bank of Switzerland AG †	05/29/12	5,915	5,712	(203)
217,549	CAD	Union Bank of Switzerland AG	05/29/12	220	220	—	(h)
539,291	CHF	Royal Bank of Canada	05/29/12	585	594	9
75,829,715	CNY	Citibank, N.A. †	05/29/12	12,013	12,008	(5)
942,000	CNY	Deutsche Bank AG †	05/29/12	149	149	—	(h)
1,190,000	CNY	HSBC Bank, N.A. †	05/29/12	188	188	—	(h)
1,242,919	CNY	Union Bank of Switzerland AG †	05/29/12	197	197	—	(h)
1,384,051,786	COP	HSBC Bank, N.A. †	05/29/12	778	782	4
164,188,865	COP	Union Bank of Switzerland AG †	05/29/12	92	93	1
369,539	DKK	Royal Bank of Canada	05/29/12	65	66	1
450,679	DKK	Union Bank of Switzerland AG	05/29/12	80	80	—	(h)
894,781,100	IDR	HSBC Bank, N.A. †	05/29/12	97	97	—	(h)
237,103,871	INR	Deutsche Bank AG †	05/29/12	4,571	4,471	(100)
6,086,936	INR	Union Bank of Switzerland AG †	05/29/12	116	115	(1)
3,354,700,529	KRW	BNP Paribas †	05/29/12	2,939	2,964	25
104,231,200	KRW	HSBC Bank, N.A. †	05/29/12	91	92	1
1,122,106	MXN	Deutsche Bank AG	05/29/12	85	86	1
811,118	MXN	Union Bank of Switzerland AG	05/29/12	62	62	—	(h)
207,820	PLN	HSBC Bank, N.A.	05/29/12	66	66	—	(h)
196,069	PLN	Union Bank of Switzerland AG	05/29/12	61	62	1
150,334,799	RUB	BNP Paribas †	05/29/12	5,031	5,094	63
3,773,200	RUB	HSBC Bank, N.A. †	05/29/12	127	128	1
2,365,423	RUB	Union Bank of Switzerland AG †	05/29/12	80	80	—	(h)
5,313,465	SAR	Deutsche Bank AG	05/29/12	1,417	1,417	—	(h)
659,586	SEK	Union Bank of Switzerland AG	05/29/12	99	98	(1)
1,906,990	THB	Union Bank of Switzerland AG	05/29/12	62	62	—	(h)
166,844	TRY	Union Bank of Switzerland AG	05/29/12	92	94	2
2,517,400	TWD	HSBC Bank, N.A. †	05/29/12	85	86	1
36,462,682	TWD	Union Bank of Switzerland AG †	05/29/12	1,238	1,249	11
483,203	ZAR	Union Bank of Switzerland AG	05/29/12	62	62	—	(h)
				41,110	40,918	(192)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	9

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
767,097	AUD	HSBC Bank, N.A.	05/29/12	790	796	(6)
736,008	CAD	HSBC Bank, N.A.	05/29/12	736	745	(9)
734,188,194	IDR	HSBC Bank, N.A. †	05/29/12	80	80	— (h)
37,579,182	MXN	HSBC Bank, N.A.	05/29/12	2,824	2,878	(54)
8,176,637	NOK	Deutsche Bank AG	05/29/12	1,407	1,427	(20)
2,550,266	PLN	Deutsche Bank AG	05/29/12	789	806	(17)
9,784,042	SEK	Deutsche Bank AG	05/29/12	1,432	1,454	(22)
16,546,043	THB	Westpac Banking Corp.	05/29/12	535	537	(2)
2,115,243	TRY	Deutsche Bank AG	05/29/12	1,169	1,196	(27)
8,895,034	ZAR	BNP Paribas	05/29/12	1,108	1,140	(32)
				10,870	11,059	(189)

†	Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2012

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — 1.6%
	Australia — 0.2%
GBP 2,500	Suncorp Group Ltd., 4.000%, 01/16/14 (m)	4,251

	Denmark — 0.5%
EUR 7,700	FIH Erhvervsbank A/S, 2.125%, 03/21/13 (m)	10,321

	Italy — 0.0% (g)
EUR 50	Intesa Sanpaolo S.p.A., 5.375%, 12/19/13 (m)	68

	Netherlands — 0.9%
EUR 15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)	24
EUR 5,700	Fortis Bank Nederland N.V., 3.375%, 05/19/14 (m)	7,930
EUR 5,950	LeasePlan Corp N.V., 3.250%, 05/22/14 (m)	8,255

		16,209

	United Kingdom — 0.0% (g)
EUR 50	BAT International Finance plc, 5.375%, 06/29/17 (m)	77
EUR 50	Lloyds TSB Bank plc, 6.250%, 04/15/14 (m)	70

		147

	United States — 0.0% (g)
EUR 50	AT&T, Inc., 6.125%, 04/02/15 (m)	75
EUR 30	Bank of America Corp., 4.625%, 02/18/14 (m)	41
EUR 50	Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	83
EUR 10	Citigroup, Inc., 3.950%, 10/10/13 (m)	14
EUR 25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	34
EUR 50	Morgan Stanley, 5.500%, 10/02/17 (m)	68

		315

	Total Corporate Bonds (Cost $30,841)	31,311

Foreign Government Securities — 75.6%
	Australia — 8.1%
	Australia Government Bond,
AUD 37,000	4.750%, 11/15/12 (m)	38,810
AUD 30,800	6.500%, 05/15/13 (m)	33,162
	New South Wales Treasury Corp.,
AUD 258	5.500%, 03/01/17 (m)	292
AUD 81,400	6.000%, 05/01/12 (m)	84,818

		157,082

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Austria — 0.5%
	Republic of Austria,
EUR 35	4.350%, 03/15/19 (e) (m)	53
EUR 7,080	5.000%, 07/15/12 (e) (m)	9,452

		9,505

	Belgium — 0.7%
EUR 9,700	Belgium Government Bond, 4.250%, 09/28/13 (m)	13,443

	Brazil — 1.6%
BRL 60,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/17 (m)	31,564

	Canada — 16.4%
	Government of Canada,
CAD 106,300	1.500%, 06/01/12 (m)	107,660
CAD 100,800	1.500%, 12/01/12 (m)	102,211
CAD 107,700	2.000%, 09/01/12 (m)	109,322
CAD 15	3.750%, 06/01/19 (m)	17
CAD 70	4.000%, 06/01/16 (m)	78

		319,288

	Finland — 1.7%
EUR 24,800	Kingdom of Finland, 4.250%, 09/15/12 (m)	33,330

	France — 13.6%
EUR 50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	71
	French Treasury Note BTAN,
EUR 74,100	2.000%, 09/25/13 (m)	100,238
EUR 42,500	2.500%, 01/12/14 (m)	58,128
EUR 76,770	3.000%, 07/12/14 (m)	106,707

		265,144

	Germany — 4.4%
	Bundesrepublik Deutschland,
EUR 60	3.500%, 07/04/19 (m)	93
EUR 50	4.250%, 07/04/18 (m)	79
	Bundesschatzanweisungen,
EUR 10,200	1.000%, 12/14/12 (m)	13,578
EUR 20,300	1.500%, 03/15/13 (m)	27,208
EUR 20,000	1.750%, 06/14/13 (m)	26,969
	Kreditanstalt fuer Wiederaufbau,
SEK 12,950	3.250%, 05/05/14 (m)	1,973
EUR 25	3.875%, 01/21/19 (m)	38
EUR 30	4.125%, 07/04/17 (m)	45
JPY 1,174,000	Landwirtschaftliche Rentenbank, 1.375%, 04/25/13 (m)	14,866

		84,849

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	11

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Indonesia — 1.7%
	Republic of Indonesia,
IDR 110,000,000	9.500%, 06/15/15 (m)	13,596
IDR 169,290,000	12.500%, 03/15/13 (m)	19,673

		33,269

	Mexico — 11.3%
	United Mexican States,
MXN 882,000	8.000%, 12/19/13 (m)	71,243
MXN 880,000	8.000%, 12/17/15 (m)	74,158
MXN 874,000	9.500%, 12/18/14 (m)	74,801

		220,202

	Netherlands — 0.0% (g)
JPY 17,000	Bank Nederlandse Gemeenten, 1.850%, 11/07/16 (m)	225
EUR 65	Kingdom of Netherlands, 4.250%, 07/15/13 (m)	90

		315

	Norway — 0.4%
GBP 4,640	Kommunalbanken A.S., 4.875%, 12/10/12 (m)	7,707

	Philippines — 1.0%
PHP 750,000	Philippine Government Bond, 6.500%, 04/28/21 (m)	19,474

	South Korea — 4.2%
	Republic of Korea,
KRW 8,500,000	3.500%, 06/10/14 (m)	7,530
KRW 84,365,000	4.000%, 06/10/12 (m)	74,696

		82,226

	Sweden — 0.7%
SEK 83,255	Kingdom of Sweden, 5.500%, 10/08/12 (m)	12,599

	Thailand — 1.1%
	Kingdom of Thailand,
THB 66,300	4.125%, 11/01/12 (m)	2,164
THB 200,000	4.250%, 03/13/13 (m)	6,556
THB 370,000	5.250%, 05/12/14 (m)	12,449

		21,169

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Kingdom — 8.2%
	United Kingdom Treasury Gilt,
GBP 40,774	2.250%, 03/07/14 (m)	68,368
GBP 50,680	4.500%, 03/07/13 (m)	85,077
GBP 2,900	4.750%, 03/07/20 (m)	5,758

		159,203

	Total Foreign Government Securities (Cost $1,462,423)	1,470,369

Supranational — 2.6%
	European Investment Bank,
JPY 2,180,000	1.250%, 09/20/12 (m)	27,412
JPY 551,100	1.400%, 06/20/17 (m)	7,273
EUR 100	4.250%, 10/15/14 (m)	144
SEK 87,100	4.500%, 05/05/14 (m)	13,564
GBP 1,750	4.750%, 06/06/12 (m)	2,850

	Total Supranational (Cost $48,213)	51,243

SHARES
Short-Term Investment — 18.4%
	Investment Company — 18.4%
358,043	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $358,043)	358,043

	Total Investments — 98.2% (Cost $1,899,520)	1,910,966
	Other Assets in Excess of Liabilities — 1.8%	33,208

	NET ASSETS — 100.0%	$1,944,174

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
38,480,216	ARS	Credit Suisse International †	05/29/12	8,630	8,604	(26)
83,842,000	AUD	State Street Corp.	05/29/12	87,213	87,085	(128)
13,434,457	AUD	Westpac Banking Corp.	05/29/12	13,773	13,954	181
31,585,548	CHF	Royal Bank of Canada	05/29/12	34,259	34,810	551
6,943,747,520	CLP	Deutsche Bank AG †	05/29/12	14,251	14,262	11
2,443,031,591	CNY	Citibank, N.A. †	05/29/12	386,953	386,827	(126)
19,676,535,538	COP	HSBC Bank, N.A. †	05/29/12	11,054	11,121	67
1,764,243	EUR	BNP Paribas	05/29/12	2,318	2,335	17
204,587,737	HKD	State Street Corp.	05/29/12	26,371	26,372	1
82,352,510	ILS	State Street Corp.	05/29/12	21,872	21,843	(29)
1,624,762,636	INR	State Street Bank & Trust †	05/29/12	31,312	30,636	(676)
8,023,872,624	JPY	Royal Bank of Canada	05/29/12	99,379	100,524	1,145
3,545,901,400	KRW	Citibank, N.A. †	05/29/12	3,087	3,132	45
105,242,996	MYR	Union Bank of Switzerland AG †	05/29/12	34,249	34,705	456
1,186,697,559	RUB	Barclays Bank plc †	05/29/12	39,741	40,205	464
58,439,420	SAR	Deutsche Bank AG	05/29/12	15,585	15,583	(2)
51,253,692	SGD	Royal Bank of Canada	05/29/12	40,988	41,418	430
191,014,989	THB	State Street Corp.	05/29/12	6,186	6,200	14
1,334,163,907	TWD	Union Bank of Switzerland AG †	05/29/12	45,267	45,683	416
				922,488	925,299	2,811

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
159,939,364	AUD	Deutsche Bank AG	05/29/12	164,814	166,126	(1,312)
23,825,805	BRL	Union Bank of Switzerland AG †	05/29/12	12,875	12,425	450
58,905,263	CAD	HSBC Bank, N.A.	05/29/12	58,888	59,594	(706)
2,939,866	EUR	Deutsche Bank AG	05/29/12	3,873	3,892	(19)
74,879,068	EUR	HSBC Bank, N.A.	05/29/12	97,576	99,128	(1,552)
56,672,676	GBP	HSBC Bank, N.A.	05/29/12	89,758	91,956	(2,198)
143,584,751,376	IDR	Deutsche Bank AG †	05/29/12	15,593	15,577	16
14,223,235,448	KRW	Deutsche Bank AG †	05/29/12	12,466	12,562	(96)
26,015,074	MXN	BNP Paribas	05/29/12	1,958	1,991	(33)
385,005,197	PHP	State Street Bank & Trust †	05/29/12	8,976	9,100	(124)
88,839,279	SEK	State Street Corp.	05/29/12	13,012	13,202	(190)
				479,789	485,553	(5,764)

†	Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	13

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

AED	— Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PHP	— Phillipine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal

SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
ZAR	— SouthAfrican Rand

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144a of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2012	J.P. MORGAN FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Ex-G4 Currency Strategies Fund		International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$32,882		$1,552,923
Investments in affiliates, at value	29,062		358,043

Total investment securities, at value	61,944		1,910,966
Cash	187		126
Foreign currency, at value	16		14,307
Receivables:
Investment securities sold	1,550		87,472
Fund shares sold	434		1,825
Interest from non-affiliates	675		24,709
Dividends from affiliates	4		52
Unrealized appreciation on forward foreign currency exchange contracts	128		4,264
Prepaid expenses and other assets	40		—

Total Assets	64,978		2,043,721

LIABILITIES:
Payables:
Investment securities purchased	1,552		87,412
Fund shares redeemed	—		3,935
Unrealized depreciation on forward foreign currency exchange contracts	509		7,217
Accrued liabilities:
Investment advisory fees	3		732
Shareholder servicing fees	2		79
Distribution fees	—	(a)	5
Custodian and accounting fees	16		77
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Other	45		88

Total Liabilities	2,127		99,547

Net Assets	$62,851		$1,944,174

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2012

	Ex-G4 Currency Strategies Fund	International Currency Income Fund
NET ASSETS:
Paid-in-Capital	$62,531	$1,944,165
Accumulated undistributed (distributions in excess of) net investment income	116	14,550
Accumulated net realized gains (losses)	494	(22,960)
Net unrealized appreciation (depreciation)	(290)	8,419

Total Net Assets	$62,851	$1,944,174

Net Assets:
Class A	$51	$23,092
Class C	50	1,234
Select Class	62,750	1,919,848

Total	$62,851	$1,944,174

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5	2,081
Class C	5	112
Select Class	6,204	172,361

Net Asset Value (b):
Class A — Redemption price per share	$10.12	$11.10
Class C — Offering price per share (c)	10.09	10.97
Select Class — Offering and redemption price per share	10.11	11.14
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.51	$11.53

Cost of investments in non-affiliates	$32,791	$1,541,477
Cost of investments in affiliates	29,062	358,043
Cost of foreign currency	16	14,484

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	17

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Ex-G4 Currency Strategies Fund (a)		International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$265		$21,282
Interest income from affiliates	—		— (b)
Dividend income from affiliates	13		262
Foreign taxes withheld	(2)		(803)

Total investment income	276		20,741

EXPENSES:
Investment advisory fees	77		5,276
Administration fees	12		843
Distribution fees:
Class A	—	(b)	15
Class C	—	(b)	5
Shareholder servicing fees:
Class A	—	(b)	15
Class C	—	(b)	2
Select Class	35		2,381
Custodian and accounting fees	31		393
Interest expense to affiliates	—		— (b)
Professional fees	34		43
Trustees’ and Chief Compliance Officer’s fees	—	(b)	9
Printing and mailing costs	—	(b)	21
Registration and filing fees	—	(b)	14
Transfer agent fees	10		19
Offering costs	28		—
Other	6		9

Total expenses	233		9,045

Less amounts waived	(107)		(3,638)
Less expense reimbursements	(45)		—

Net expenses	81		5,407

Net investment income (loss)	195		15,334

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6		(421)
Foreign currency transactions	488		(22,530)

Net realized gain (loss)	494		(22,951)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	91		13,834
Foreign currency translations	(381)		29

Change in net unrealized appreciation (depreciation)	(290)		13,863

Net realized/unrealized gains (losses)	204		(9,088)

Change in net assets resulting from operations	$399		$6,246

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Ex-G4 Currency Strategies Fund	International Currency Income Fund
	Period Ended 4/30/2012 (Unaudited) (a)	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$195	$15,334	$26,933
Net realized gain (loss)	494	(22,951)	38,765
Change in net unrealized appreciation (depreciation)	(290)	13,863	(43,293)

Change in net assets resulting from operations	399	6,246	22,405

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (b)	(190)	(74)
From net realized gains	—	— (b)	—
Class C
From net investment income	—	(29)	(4)
From net realized gains	—	— (b)	—
Select Class
From net investment income	(79)	(44,921)	(18,787)
From net realized gains	—	(38)	—

Total distributions to shareholders	(79)	(45,178)	(18,865)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	62,531	50,479	952,054

NET ASSETS:
Change in net assets	62,851	11,547	955,594
Beginning of period	—	1,932,627	977,033

End of period	$62,851	$1,944,174	$1,932,627

Accumulated undistributed (distributions in excess of) net investment income	$116	$14,550	$44,356

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	19

	Ex-G4 Currency Strategies Fund		International Currency Income Fund
	Period Ended 4/30/2012 (Unaudited) (a)		Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50		$26,626	$5,890
Dividends and distributions reinvested	—	(b)	183	71
Cost of shares redeemed	—		(11,178)	(3,637)
Redemption fees	—		—	— (b)

Change in net assets from Class A capital transactions	$50		$15,631	$2,324

Class C
Proceeds from shares issued	$50		$97	$1,136
Dividends and distributions reinvested	—		27	4
Cost of shares redeemed	—		(115)	(777)
Redemption fees	—		—	— (b)

Change in net assets from Class C capital transactions	$50		$9	$363

Select Class
Proceeds from shares issued	$66,478		$348,804	$1,285,510
Dividends and distributions reinvested	5		4,352	1,992
Cost of shares redeemed	(4,052)		(318,317)	(338,149)
Redemption fees	—		—	14

Change in net assets from Select Class capital transactions	$62,431		$34,839	$949,367

Total change in net assets from capital transactions	$62,531		$50,479	$952,054

SHARE TRANSACTIONS:
Class A
Issued	5		2,411	512
Reinvested	—	(b)	17	7
Redeemed	—		(1,013)	(317)

Change in Class A Shares	5		1,415	202

Class C
Issued	5		9	100
Reinvested	—		2	— (b)
Redeemed	—		(11)	(68)

Change in Class C Shares	5		— (b)	32

Select Class
Issued	6,601		31,558	112,155
Reinvested	—	(b)	403	177
Redeemed	(397)		(28,804)	(29,561)

Change in Select Class Shares	6,204		3,157	82,771

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2012	J.P. MORGAN FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ex-G4 Currency Strategies Fund
Class A
November 30, 2011 (f) through April 30, 2012 (Unaudited)	$10.00	$0.04	(g)	$0.09	$0.13	$(0.01)	$10.12

Class C
November 30, 2011 (f) through April 30, 2012 (Unaudited)	10.00	—	(g)(h)	0.09	0.09	—	10.09

Select Class
November 30, 2011 (f) through April 30, 2012 (Unaudited)	10.00	0.06	(g)	0.07	0.13	(0.02)	10.11

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2012.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

1.30%	$51	0.78%	0.84%	3.02%	29%

0.90	50	1.53	0.09	3.51	29

1.26	62,750	0.57	1.40	1.62	29

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions
International Currency Income Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$11.34	$0.08	(e)	$(0.06)	$0.02	$(0.26)	$—	(f)	$—	$(0.26)
Year Ended October 31, 2011	11.20	0.18		0.07	0.25	(0.11)	—		—	(0.11)
Year Ended October 31, 2010	10.74	0.13	(e)	0.42	0.55	(0.01)	—		(0.08)	(0.09)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—		—	(0.31)
Year Ended October 31, 2008	10.58	0.30		(1.18)	(0.88)	(0.36)	—		—	(0.36)
March 30, 2007 (g) through October 31, 2007	10.00	0.19		0.45	0.64	(0.06)	—		—	(0.06)

Class C
Six Months Ended April 30, 2012 (Unaudited)	11.24	0.04	(e)	(0.06)	(0.02)	(0.25)	—	(f)	—	(0.25)
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—		—	(0.03)
Year Ended October 31, 2010	10.67	0.04	(e)	0.43	0.47	— (f)	—		(0.02)	(0.02)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—		—	(0.30)
Year Ended October 31, 2008	10.56	0.23		(1.18)	(0.95)	(0.29)	—		—	(0.29)
March 30, 2007 (g) through October 31, 2007	10.00	0.16		0.45	0.61	(0.05)	—		—	(0.05)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	11.37	0.09	(e)	(0.06)	0.03	(0.26)	—	(f)	—	(0.26)
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—		—	(0.13)
Year Ended October 31, 2010	10.77	0.15	(e)	0.42	0.57	(0.01)	—		(0.10)	(0.11)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—		—	(0.32)
Year Ended October 31, 2008	10.59	0.32		(1.18)	(0.86)	(0.39)	—		—	(0.39)
March 30, 2007 (g) through October 31, 2007	10.00	0.20		0.45	0.65	(0.06)	—		—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2012

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—		$11.10	0.24%	$23,092	0.76%	1.40%	1.19%	41%
—	(f)	11.34	2.24	7,551	0.77	1.59	1.19	28
—	(f)	11.20	5.18	5,203	0.77	1.20	1.25	75
—		10.74	18.55	231	1.10	1.92	4.00	71
—		9.34	(8.66)	194	1.14	2.80	3.62	68
—		10.58	6.43	213	1.25	3.16	7.55	56

—		10.97	(0.13)	1,234	1.51	0.65	1.69	41
—	(f)	11.24	1.40	1,255	1.52	0.81	1.69	28
—	(f)	11.12	4.44	891	1.52	0.39	1.80	75
—		10.67	17.86	227	1.75	1.27	4.50	71
—		9.32	(9.28)	193	1.75	2.09	4.09	68
—		10.56	6.10	212	1.75	2.66	8.05	56

—		11.14	0.35	1,919,848	0.56	1.60	0.94	41
—	(f)	11.37	2.43	1,923,821	0.57	1.77	0.94	28
—	(f)	11.23	5.32	970,939	0.57	1.38	0.99	75
—		10.77	18.96	5,221	0.85	2.17	3.75	71
—		9.34	(8.52)	4,389	0.89	3.05	3.37	68
—		10.59	6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Ex-G4 Currency Strategies Fund	Class A, Class C and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Ex-G4 Currency Strategies Fund is to seek to provide total return.

The investment objective of International Currency Income Fund is to seek to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Ex-G4 Currency Strategies Fund commenced operations on November 30, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

26	J.P. MORGAN FUNDS	APRIL 30, 2012

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Ex-G4 Currency Strategies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$29,062	$32,882	$—	$61,944

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$128	$—	$128

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(509)	$—	$(509)

International Currency Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$358,043	$1,552,923	$—	$1,910,966

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,264	$—	$4,264

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,217)	$—	$(7,217)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended April 30, 2012.

B. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

APRIL 30, 2012	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

As of April 30, 2012 the Funds did not hold any illiquid securities.

D. Forward Foreign Currency Exchange Contracts — The Funds use forward foreign currency exchange contracts including non-deliverable forwards mainly as a substitute for securities in which the Funds can invest, to increase income or gain to the Funds and to hedge or manage the Funds’ exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the period ended April 30, 2012 (amounts in thousands):

	Ex-G4 Currency Strategies Fund		International Currency Income Fund
Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$26,373	(a)	$825,776
Average Settlement Value Sold	6,634	(a)	471,592
Ending Settlement Value Purchased	41,110		922,488
Ending Settlement Value Sold	10,870		479,789

(a)	Average is for the period December 1, 2011 through April 30, 2012.

E. Summary of Derivative Information — The following table presents the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Ex-G4 Currency Strategies Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$128

Total		$128

Liabilities:
Foreign exchange contracts	Payables	$(509)

Total		$(509)

International Currency Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$4,264

Total		$4,264

Liabilities:
Foreign exchange contracts	Payables	$(7,217)

Total		$(7,217)

28	J.P. MORGAN FUNDS	APRIL 30, 2012

The following tables present the effect of derivatives on the Statements of Operations for the period ended April 30, 2012, by primary underlying risk exposure (amounts in thousands):

Ex-G4 Currency Strategies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$426	$426

Total	$426	$426

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(381)	$(381)

Total	$(381)	$(381)

International Currency Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$16,254	$16,254

Total	$16,254	$16,254

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(405)	$(405)

Total	$(405)	$(405)

The Funds’ derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Offering and Organizational Costs — Total offering costs of approximately $68,000 paid in connection with the offering of shares of the Ex-G4 Currency Strategies Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

APRIL 30, 2012	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Prior to May 2, 2011, shares of the International Currency Income Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the International Currency Income Fund and were credited to paid in capital. Effective May 2, 2011, shares of the International Currency Income Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Ex-G4 Currency Strategies Fund	0.25%	0.75%
International Currency Income Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2012, the Distributor retained the following amounts (in thousands):

Front-end Sales Charge
International Currency Income Fund	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Ex-G4 Currency Strategies Fund	0.25%	0.25%	0.25%
International Currency Income Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

30	J.P. MORGAN FUNDS	APRIL 30, 2012

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Ex-G4 Currency Strategies Fund	0.80%	1.55%	0.60%
International Currency Income Fund	0.80	1.55	0.60

The expense limitation agreements were in effect for the period ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the period ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Ex-G4 Currency Strategies Fund	$63	$12	$28	$103	$45
International Currency Income Fund	934	418	1,920	3,272	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the period ended April 30, 2012 were as follows (amounts in thousands):

Ex-G4 Currency Strategies Fund	$4
International Currency Income Fund	366

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended April 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Ex-G4 Currency Strategies Fund	$25,517	$3,289
International Currency Income Fund	579,382	400,714

APRIL 30, 2012	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

During the period ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Ex-G4 Currency Strategies Fund	$61,853	$286	$195	$91
International Currency Income Fund	1,899,520	27,945	16,499	11,446

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the International Currency Income Fund did not have any pre-enactment capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Subsequent Events

During the period May 1, 2012 through June 21, 2012, an affiliate of the Advisor redeemed from International Currency Income Fund approximately $592,412,000 representing 30% of the Fund’s net assets as of April 30, 2012.

32	J.P. MORGAN FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Ex-G4 Currency Strategies Fund
Class A
Actual*	$1,000.00	$1,013.00	$3.26	0.78%
Hypothetical**	1,000.00	1,020.98	3.92	0.78
Class C
Actual*	1,000.00	1,009.00	6.38	1.53
Hypothetical**	1,000.00	1,017.26	7.67	1.53
Select Class
Actual*	1,000.00	1,012.60	2.38	0.57
Hypothetical**	1,000.00	1,022.03	2.87	0.57

International Currency Income Fund
Class A
Actual**	1,000.00	1,002.40	3.78	0.76
Hypothetical**	1,000.00	1,021.08	3.82	0.76
Class C
Actual**	1,000.00	998.70	7.50	1.51
Hypothetical**	1,000.00	1,017.35	7.57	1.51
Select Class
Actual**	1,000.00	1,003.50	2.79	0.56
Hypothetical**	1,000.00	1,022.08	2.82	0.56

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/366 (to reflect the actual period). The Fund commenced operations on November 30, 2011.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2012	J.P. MORGAN FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2011 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Ex-G4 Currency Strategies Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that it does not intend to use third-party soft dollar arrangements with respect to securities transactions it will execute for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The

34	J.P. MORGAN FUNDS	APRIL 30, 2012

Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

APRIL 30, 2012	J.P. MORGAN FUNDS	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-CUR-412

Semi-Annual Report

Highbridge Funds

April 30, 2012 (Unaudited)

Highbridge Dynamic Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 15, 2012

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing”

resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower - but still healthy - growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	HIGHBRIDGE FUNDS	1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.24%
Dow Jones-UBS Commodity Index Total Return	-5.45%

Net Assets as of 4/30/2012 (In Thousands)	$2,489,751

INVESTMENT OBJECTIVE**

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) seeks long-term total return.

INVESTMENT APPROACH

The Fund’s portfolio managers use a systematic and fundamental investment approach that utilizes a proprietary quantitative model with a strong emphasis on risk management.

The Fund’s commodity weightings reflect the Fund’s portfolio managers’ analysis of macroeconomic influences, supply and demand levels, the impact of historical commodity prices, the relationships between various commodities and risk assessments.

The Fund employs a unique risk management process that includes both a volatility target and a drawdown management process, which decreases (increases) the risk target as a function of negative (positive) portfolio performance.

The Fund’s approach is unconstrained versus the Dow Jones-UBS Commodity Index Total Return (the “Benchmark”), an index of commodities.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

At the start of the third quarter, investors’ sentiment improved briefly in anticipation of a European bailout. However, the market’s appetite for risk dropped again in November and remained lower through most of December, as concerns over Eurozone stability and the global economic recovery re-emerged. 2012 began with renewed global optimism fueled by the European Central Bank’s first Long Term Repo Operation (LTRO) and improving U.S. economic data. By the end of the first quarter, indications of a potential hard landing in China, inflation concerns in Europe, and political uncertainty in Iran, caused financial markets to retreat. After two strong months in January and February, the commodities market experienced a correction across all sectors in March and moderately negative performance in April.

Commodity markets were down over the six month period ending April 30, 2012 as the Benchmark declined 5.45%. With the exception of agriculture, all commodity sectors were neg-

ative during the reporting period. The soybean complex generated strong performance as a result of concerns related to dry weather conditions in South America and continued strong demand from China. The energy sector was the largest detractor from the Benchmark’s return as natural gas remained in oversupply due to robust production and warmer than expected winter weather.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the six months ended April 30, 2012.

The Fund’s positioning in the energy sector—underweight natural gas and overweight the energy products—was a strong contributor to the Fund’s absolute return and relative outperformance versus the Benchmark. The Fund’s positioning within the soft commodities sector (cocoa, coffee, cotton and sugar) also contributed to relative outperformance.

The Fund’s exposures in precious metals and financial commodities were the largest detractors from the Fund’s absolute return and relative performance. The Fund’s overweight positions in gold and silver detracted, particularly in November and December of 2011.

HOW WAS THE FUND POSITIONED?

The Fund invested in a wholly-owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

Dispersion of returns among commodities and within sectors remained high, presenting opportunities for active commodity selection. At the end of the reporting period, the Fund was overweight the precious metals and financial commodities sector; however, the Fund held reduced positions due to continued high volatility. Volatility remained elevated and the Fund’s overall net exposure was at lower levels than those maintained in the first half of 2011.

2	HIGHBRIDGE FUNDS	APRIL 30, 2012

CASH INVESTMENTS***
U.S. Government Agency Securities	65.3%
Investment Companies	26.5
Repurchase Agreements	5.8
U.S. Treasury Securities	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100.0%

NET COMMODITY EXPOSURE****
Precious Metals	28.0%
Energy	23.4
Industrial Metals	1.7
Agriculture	–0.5

TOTAL COMMODITY EXPOSURE****
Total Net Exposure	52.6%
Total Gross Exposure	131.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.
****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2012	HIGHBRIDGE FUNDS	3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/13/10
Without Sales Charge		(0.38)%	(15.88)%	11.49%
With Sales Charge**		(5.62)	(20.29)	8.90
CLASS C SHARES	1/13/10
Without CDSC		(0.63)	(16.28)	10.96
With CDSC***		(1.63)	(17.28)	10.96
CLASS R5 SHARES	11/30/10	(0.18)	(15.51)	11.92
SELECT CLASS SHARES	1/13/10	(0.24)	(15.67)	11.78

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 4/30/2012)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

Returns for Class R5 Shares prior to its inception date were based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been higher than those shown because Class R5 Shares have lower expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from January 13, 2010 to April 30, 2012. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain dis-

tributions of securities included in the benchmark. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	APRIL 30, 2012

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — 5.8%
72,000	Deutsche Bank AG, 0.190%, dated 04/30/12, due 05/01/12, repurchase price $72,000, collateralized by U.S. Treasury Notes, 2.625%, 11/15/20 with a value of $73,440.	72,000
72,000	UBS Warburg LLC, 0.190%, dated 04/30/12, due 05/01/12, repurchase price $72,000, collateralized by U.S. Treasury Notes, 0.875%, 04/30/17 with a value of $73,440.	72,000

	Total Repurchase Agreements (Cost $144,000)	144,000

U.S. Government Agency Securities — 65.1%
	Federal Farm Credit Bank,
21,241	DN, 0.030%, 05/01/12 (n)	21,241
31,000	DN, 0.070%, 05/30/12 (n)	30,999
23,178	DN, 0.095%, 05/02/12 (n)	23,178
12,000	DN, 0.150%, 11/16/12 (n)	11,992
	Federal Home Loan Bank,
21,000	DN, 0.030%, 05/01/12 (n)	21,000
102,625	DN, 0.087%, 05/30/12 (m) (n)	102,622
114,300	DN, 0.092%, 06/29/12 (m) (n)	114,289
93,632	DN, 0.094%, 05/11/12 (n)	93,630
35,198	DN, 0.095%, 06/15/12 (m) (n)	35,194
36,200	DN, 0.095%, 06/20/12 (m) (n)	36,198
29,650	DN, 0.100%, 05/18/12 (n)	29,649
43,635	DN, 0.102%, 06/06/12 (m) (n)	43,632
48,553	DN, 0.105%, 05/23/12 (n)	48,550
29,550	DN, 0.110%, 06/01/12 (m) (n)	29,549
180,000	DN, 0.121%, 07/20/12 (m) (n)	179,971
35,500	DN, 0.140%, 08/10/12 (n)	35,492
2,500	0.140%, 09/25/12	2,500
49,549	DN, 0.160%, 11/08/12 (n)	49,517
25,000	0.160%, 02/08/13	24,984
3,000	0.180%, 08/22/12	3,000
30,000	0.200%, 11/07/12	29,999
10,000	0.200%, 03/05/13	9,996
2,500	1.625%, 09/26/12	2,515
	Federal Home Loan Mortgage Corp.,
25,000	DN, 0.085%, 08/01/12 (m) (n)	24,995
50,000	DN, 0.105%, 06/25/12 (m) (n)	49,995
55,673	DN, 0.108%, 07/09/12 (m) (n)	55,666
77,500	DN, 0.110%, 06/11/12 (m) (n)	77,495
38,246	DN, 0.145%, 10/15/12 (m) (n)	38,225

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

61,000	DN, 0.158%, 10/01/12 (m) (n)	60,969
29,550	DN, 0.165%, 09/10/12 (m) (n)	29,540
23,900	DN, 0.175%, 01/08/13 (m) (n)	23,877
5,000	DN, 0.200%, 07/06/12 (m) (n)	4,999
2,500	2.125%, 09/21/12 (m)	2,519
	Federal National Mortgage Association,
2,500	DN, 0.090%, 06/06/12 (m) (n)	2,500
30,000	DN, 0.090%, 07/25/12 (m) (n)	29,995
30,000	DN, 0.095%, 07/11/12 (m) (n)	29,995
100,000	DN, 0.130%, 07/16/12 (m) (n)	99,985
59,100	DN, 0.140%, 08/01/12 (m) (n)	59,088
23,400	DN, 0.145%, 08/22/12 (m) (n)	23,394
25,000	VAR, 0.360%, 11/23/12 (m)	25,023
2,500	0.625%, 09/24/12 (m)	2,505

	Total U.S. Government Agency Securities (Cost $1,620,336)	1,620,462

U.S. Treasury Obligations — 2.3%
	U.S. Treasury Notes,
20,000	1.375%, 05/15/12 (m)	20,010
4,000	1.375%, 09/15/12 (m)	4,019
20,000	1.375%, 01/15/13 (m)	20,168
14,000	1.375%, 02/15/13 (m)	14,131

	Total U.S. Treasury Obligations (Cost $58,321)	58,328

SHARES
Investment Companies — 26.4%
590,708	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% † (b) (l)	590,708
67,250	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.000% † (b) (l)	67,250

	Total Investment Companies (Cost $657,958)	657,958

	Total Investments — 99.6% (Cost $2,480,615)	2,480,748
	Other Assets in Excess of Liabilities — 0.4%	9,003

	NET ASSETS — 100.0%	$2,489,751

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10,640	Australian Dollar	06/18/12	$1,103,155	$629

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Newedge USA, LLC
	Long Positions
	CBOT Soybean July 2012 Futures	06/22/12	$277,539	$7,578
	CBOT Soybean Meal July 2012 Futures	06/22/12	210,128	17,897
	CBOT Soybean Oil July 2012 Futures	06/22/12	19,653	(395)
	NYMEX WTI Crude Oil June 2012 Futures	05/15/12	28,944	(8)

	Short Positions
	CBOT Wheat July 2012 Futures	06/22/12	(146,117)	(6,147)
	CBOT Corn July 2012 Futures	06/22/12	(59,746)	(2,848)
	NYBOT-ICE Sugar #11 (World) July 2012 Futures	06/22/12	(103,251)	3,763
	NYBOT-ICE Coffee ‘C’ July 2012 Futures	06/14/12	(68,341)	873
	CME Live Cattle June 2012 Futures	05/25/12	(129,766)	4,941
	NYMEX Natural Gas June 2012 Futures	05/21/12	(57,993)	(4,721)

				$20,933

Jefferies Bache Financial Services, Inc.
	Long Positions
	COMEX Silver July 2012 Futures	07/27/12	$135,230	$(2,273)
	CBOT Soybean Meal July 2012 Futures	07/13/12	48,950	4,676
	NYBOT-ICE Cotton No.2 July 2012 Futures	07/09/12	60,345	(576)
	NYMEX Gasoline RBOB June 2012 Futures	06/29/12	561,941	(23,403)
	NYMEX Heating Oil June 2012 Futures	06/29/12	48,680	79
	COMEX Gold 100 oz. June 2012 Futures	06/27/12	562,999	4,408
	LME Copper June 2012 Futures	06/20/12	248,508	7,852
	LME Lead June 2012 Futures	06/20/12	86,348	2,466

	Short Positions
	COMEX Copper July 2012 Futures	07/27/12	(88,845)	(4,224)
	NYBOT-ICE Cocoa July 2012 Futures	07/16/12	(40,541)	(1,905)
	CBOT Wheat July 2012 Futures	07/13/12	(10,472)	(392)
	LME Nickel June 2012 Futures	06/20/12	(108,780)	(1,573)
	LME Primary Aluminum June 2012 Futures	06/20/12	(34,368)	(558)
	LME Zinc June 2012 Futures	06/20/12	(60,836)	(1,815)
	CME Lean Hogs June 2012 Futures	06/14/12	(69,771)	3,165

				$(14,073)

Total				$6,860

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	APRIL 30, 2012

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
LME	— London Metal Exchange
NYBOT-ICE	— New York Board of Trade — IntercontinentalExchange, Inc.
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2012.
WTI	— West Texas Intermediate

†	— Approximately $265,280,000 of the investments are restricted and pledged as collateral for swaps to various brokers.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$1,678,790
Investments in affiliates, at value	392,678
Investments in affiliates — restricted, at value	265,280
Repurchase agreements, at value	144,000

Total investment securities, at value	2,480,748
Cash	1
Deposits at broker for futures contracts	39,360
Receivables:
Fund shares sold	27,426
Interest from non-affiliates	326
Dividends from affiliates	86
Outstanding swap contracts, at value	57,698

Total Assets	2,605,645

LIABILITIES:
Payables:
Due to broker for swap contracts	55,474
Fund shares redeemed	1,841
Outstanding swap contracts, at value	50,838
Variation margin on futures contracts	4,997
Accrued liabilities:
Investment advisory fees	1,737
Administration fees	219
Shareholder servicing fees	483
Distribution fees	89
Custodian and accounting fees	41
Trustees’ and Chief Compliance Officer’s fees	2
Other	173

Total Liabilities	115,894

Net Assets	$2,489,751

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	APRIL 30, 2012

Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$2,648,586
Accumulated undistributed net investment income (loss)	(136,498)
Accumulated net realized gains (losses)	(29,959)
Net unrealized appreciation (depreciation)	7,622

Total Net Assets	$2,489,751

Net Assets:
Class A	$197,973
Class C	78,345
Class R5	119,649
Select Class	2,093,784

Total	$2,489,751

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,037
Class C	4,400
Class R5	6,635
Select Class	116,274

Net Asset Value(a):
Class A — Redemption price per share	$17.94
Class C — Offering price per share(b)	17.81
Class R5 — Offering and redemption price per share	18.03
Select Class — Offering and redemption price per share	18.01
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.93

Cost of investments in non-affiliates	$1,678,657
Cost of investments in affiliates	392,678
Cost of investments in affiliates — restricted	265,280
Cost of repurchase agreements	144,000

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$785
Dividend income from affiliates	422

Total investment income	1,207

EXPENSES:
Investment advisory fees	14,731
Administration fees	1,327
Distribution fees:
Class A	279
Class C	309
Shareholder servicing fees:
Class A	279
Class C	103
Class R5	27
Select Class	2,502
Custodian and accounting fees	108
Interest expense to affiliates	5
Professional fees	64
Trustees’ and Chief Compliance Officer’s fees	16
Printing and mailing costs	77
Registration and filing fees	87
Transfer agent fees	297
Other	43
Interest expense (See Note 2.C.)	249

Total expenses	20,503

Less amounts waived	(3,654)
Less earnings credits	(1)
Less expense reimbursements	— (a)

Net expenses	16,848

Net investment income (loss)	(15,641)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1
Futures	(8,488)
Swaps	17,184

Net realized gain (loss)	8,697

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(28)
Futures	(37,875)
Swaps	31,307

Change in net unrealized appreciation (depreciation)	(6,596)

Net realized/unrealized gains (losses)	2,101

Change in net assets resulting from operations	$(13,540)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	APRIL 30, 2012

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(15,641)	$(25,596)
Net realized gain (loss)	8,697	(36,051)
Change in net unrealized appreciation (depreciation)	(6,596)	(31,410)

Change in net assets resulting from operations	(13,540)	(93,057)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,567)	—
From net realized gains	(1,399)	(1,104)
Class C
From net investment income	(3,283)	—
From net realized gains	(481)	(381)
Class R5 (a)
From net investment income	(4,767)	—
From net realized gains	(567)	(53)
Select Class
From net investment income	(88,408)	—
From net realized gains	(11,111)	(12,186)

Total distributions to shareholders	(120,583)	(13,724)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	120,152	2,125,091

NET ASSETS:
Change in net assets	(13,971)	2,018,310
Beginning of period	2,503,722	485,412

End of period	$2,489,751	$2,503,722

Accumulated undistributed (distributions in excess of) net investment loss	$(136,498)	$(13,832)

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,307	$362,022
Dividends and distributions reinvested	11,165	1,024
Cost of shares redeemed	(120,403)	(122,922)
Redemption fees	—	18

Change in net assets from Class A capital transactions	$(50,931)	$240,142

Class C
Proceeds from shares issued	$3,008	$98,317
Dividends and distributions reinvested	3,165	352
Cost of shares redeemed	(13,381)	(12,267)
Redemption fees	—	6

Change in net assets from Class C capital transactions	$(7,208)	$86,408

Class R5 (a)
Proceeds from shares issued	$31,546	$117,973
Dividends and distributions reinvested	5,334	53
Cost of shares redeemed	(4,471)	(22,728)
Redemption fees	—	5

Change in net assets from Class R5 capital transactions	$32,409	$95,303

Select Class
Proceeds from shares issued	$512,348	$2,016,237
Dividends and distributions reinvested	29,474	3,477
Cost of shares redeemed	(395,940)	(316,626)
Redemption fees	—	150

Change in net assets from Select Class capital transactions	$145,882	$1,703,238

Total change in net assets from capital transactions	$120,152	$2,125,091

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	APRIL 30, 2012

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	3,223	17,869
Reinvested	651	55
Redeemed	(6,669)	(6,221)

Change in Class A Shares	(2,795)	11,703

Class C
Issued	169	4,856
Reinvested	186	19
Redeemed	(754)	(627)

Change in Class C Shares	(399)	4,248

Class R5 (a)
Issued	1,722	5,984
Reinvested	310	3
Redeemed	(245)	(1,139)

Change in Class R5 Shares	1,787	4,848

Select Class
Issued	28,409	99,670
Reinvested	1,713	187
Redeemed	(22,047)	(16,033)

Change in Select Class Shares	8,075	83,824

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$18.94	$(0.14	)(e)	$0.02		$(0.12)	$(0.78)	$(0.10)	$(0.88)	$—
Year Ended October 31, 2011	17.90	(0.31	)(e)	1.72		1.41	—	(0.37)	(0.37)	—	(f)
January 13, 2010(g) through October 31, 2010	15.00	(0.17	)(e)	3.07		2.90	—	—	—	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	18.78	(0.18	)(e)	0.02		(0.16)	(0.71)	(0.10)	(0.81)	—
Year Ended October 31, 2011	17.84	(0.41	)(e)	1.72		1.31	—	(0.37)	(0.37)	—	(f)
January 13, 2010(g) through October 31, 2010	15.00	(0.23	)(e)	3.07		2.84	—	—	—	—	(f)

Class R5
Six Months Ended April 30, 2012 (Unaudited)	19.07	(0.09	)(e)	—	(f)	(0.09)	(0.85)	(0.10)	(0.95)	—
November 30, 2010 (h) through October 31, 2011	17.86	(0.20	)(e)	1.78		1.58	—	(0.37)	(0.37)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	19.03	(0.11	)(e)	0.01		(0.10)	(0.82)	(0.10)	(0.92)	—
Year Ended October 31, 2011	17.95	(0.26	)(e)	1.71		1.45	—	(0.37)	(0.37)	—	(f)
January 13, 2010(g) through October 31, 2010	15.00	(0.14	)(e)	3.09		2.95	—	—	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.94	(0.38)%	$197,973	1.63%	(1.53)%	1.91%	78%
18.94	7.94	261,952	1.64	(1.54)	1.90	16
17.90	19.33	38,127	1.64	(1.39)	2.26	0

17.81	(0.63)	78,345	2.11	(2.01)	2.41	78
18.78	7.40	90,107	2.14	(2.04)	2.40	16
17.84	18.93	9,832	2.14	(1.88)	2.71	0

18.03	(0.18)	119,649	1.15	(1.05)	1.46	78
19.07	8.92	92,441	1.19	(1.09)	1.47	16

18.01	(0.24)	2,093,784	1.36	(1.26)	1.66	78
19.03	8.15	2,059,222	1.39	(1.29)	1.65	16
17.95	19.67	437,453	1.39	(1.14)	2.15	0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	HIGHBRIDGE FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide long-term total return.

Class R5 Shares commenced operations on November 30, 2010.

Effective May 2, 2011, the Fund is publicly offered on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2012, net assets of the Fund were approximately $2,489,751,000 of which approximately $543,754,000, or approximately 22%, represented the Fund’s ownership of the shares of the Subsidiary. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the

16	HIGHBRIDGE FUNDS	APRIL 30, 2012

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities (a)	$657,958	$1,822,790	$—	$2,480,748

Appreciation in Other Financial Instruments
Futures Contracts	$629	$—	$—	$629
Return Swaps	—	57,698	—	57,698

Total Appreciation in Other Financial Instruments	$629	$57,698	$—	$58,327

Depreciation in Other Financial Instruments
Return Swaps	$—	$(50,838)	$—	$(50,838)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the CSOI. Level 1 consists of two affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 for the six months ended April 30, 2012.

B. Futures Contracts — The Fund uses commodity and foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the future’s contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (i.e. NYMEX), boards of trade or other platforms (e.g. Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2012	HIGHBRIDGE FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Fund’s futures activity during the six months ended April 30, 2012 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$936,204
Average Notional Balance Short	26,081	(a)
Ending Notional Balance Long	1,103,155
Ending Notional Balance Short	—

(a)	For the period November 1, 2011 through November 30, 2011.

C. Return Swaps on Commodities — The Fund uses return swaps on commodities futures to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the Consolidated Statement of Operations. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into.

Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral invested in affiliated money market funds as of April 30, 2012 was approximately $265,280,000 which is reported on the Consolidated Statement of Assets and Liabilities as Investments in affiliates — restricted.

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account excluding Independent Amounts, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest expense on the Consolidated Statement of Operations.

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the Consolidated Statement of Assets and Liabilities.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Consolidated Statement of Assets and Liabilities.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2012 (amounts in thousands):

Return Swaps on Commodities:
Average Notional Balance Long	$2,016,180
Average Notional Balance Short	898,120
Ending Notional Balance Long	2,289,265
Ending Notional Balance Short	978,827

18	HIGHBRIDGE FUNDS	APRIL 30, 2012

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Consolidated Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Consolidated Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Swaps
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$57,698
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	629	—

Total		$629	$57,698

Liabilities:
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$50,838

Total		$—	$50,838

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Consolidated Statement of Operations for the six months ended April 30, 2012, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$1,027	$17,184	$18,211
Foreign exchange contracts	(9,515)	—	(9,515)

Total	$(8,488)	17,184	$8,696

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$150	$31,307	$31,457
Foreign exchange contracts	(38,025)	—	(38,025)

Total	$(37,875)	$31,307	$(6,568)

The Fund’s derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Consolidated Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

APRIL 30, 2012	HIGHBRIDGE FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

The Subsidiary is classified as a controlled foreign corporation under the Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to Paid-in-Capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund and the Subsidiary. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and the Subsidiary and for such services is paid fees. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Advisor, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan. Under the terms of the sub-advisory agreement, the Advisor pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the Subsidiary.

The Advisor and HCM make the day-to-day investment decisions for the Fund and the Subsidiary, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.11% of the Fund’s average daily net assets. In consideration for services rendered to the Subsidiary, the administrator receives a fee computed daily and paid monthly at the annualized rate of 0.10% of average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co. serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

20	HIGHBRIDGE FUNDS	APRIL 30, 2012

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained approximately $4,000 in a front-end sales charge and approximately $13,000 in a CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and the subsidiary for custody and accounting services are included in Custodian and accounting fees in the Consolidated Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Consolidated Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Consolidated Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.65%	2.15%	1.20%	1.40%

The expense limitation agreements were in effect for the six months ended April 30, 2012. The expense limitation percentages in the table above are in place until at least February 28, 2013.

For the six months ended April 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$1,754	$175	$1,929	$—	(a)

Voluntary Waivers
Investment Advisory		Total
$999		$999

(a)	Amount rounds to less than $1,000.

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the advisor, the administrator or shareholder servicing agent.

APRIL 30, 2012	HIGHBRIDGE FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2012 were as follows (amounts in thousands):

Direct Investment
$726

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Consolidated Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended April 30, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$9,998	$—	$—	$4,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,480,615	$143	$10	$133

For financial reporting purposes, realized gain or loss on return swaps on commodities is recorded upon termination of a swap or when an offsetting position is entered into. For federal income tax purposes, realized gain or loss is recognized when the swap reaches its termination. As a result, there are typically timing differences relating to the differing treatments of gain/loss recognition for return swaps on commodities.

During the six months ended April 30, 2012, approximately $121 million of losses were recognized, for tax purposes, related to return swaps on commodities held by the Subsidiary. Such losses, which had been previously recognized for financial reporting purposes, can only be utilized by the Fund to offset taxable income earned by the Subsidiary during the fiscal year ending October 31, 2012.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as a short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund did not have any capital loss carryforwards at October 31, 2011.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was

22	HIGHBRIDGE FUNDS	APRIL 30, 2012

granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Consolidated Statement of Operations. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at April 30, 2012 or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions by this shareholder, if any, may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund is party to derivative contracts governed by an International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

APRIL 30, 2012	HIGHBRIDGE FUNDS	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual	$1,000.00	$996.20	$8.09	1.63%
Hypothetical	1,000.00	1,016.76	8.17	1.63
Class C
Actual	1,000.00	993.70	10.46	2.11
Hypothetical	1,000.00	1,014.37	10.57	2.11
Class R5
Actual	1,000.00	998.20	5.71	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Select Class
Actual	1,000.00	997.60	6.75	1.36
Hypothetical	1,000.00	1,018.10	6.82	1.36

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

24	HIGHBRIDGE FUNDS	APRIL 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-HDCS-412

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2012 (Unaudited)

JPMorgan Asia Pacific Focus Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “hard landing” in China remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a diversified portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	1

JPMorgan Asia Pacific Focus Fund

FUND SUMMARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.33%
Morgan Stanley Capital International (“MSCI”) All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (Primary Benchmark)	13.10%

Net Assets as of 4/30/2012	$3,310,044

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund seeks to provide long-term capital growth**.

The Fund primarily invests in the securities of companies in the Asia Pacific region and is generally unconstrained by capitalization, sector or style.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto Ltd. (Australia)	5.7%
2.	Samsung Electronics Co., Ltd. (South Korea)	5.6
3.	HDFC Bank Ltd., ADR (India)	5.0
4.	China Citic Bank Corp. Ltd., Class H (China)	4.2
5.	Tata Motors Ltd., ADR (India)	3.8
6.	Wynn Macau Ltd. (China)	3.4
7.	Wharf Holdings Ltd. (Hong Kong)	3.3
8.	Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	3.3
9.	National Australia Bank Ltd. (Australia)	3.3
10.	Krung Thai Bank PCL, Foreign Shares (Thailand)	3.1

PORTFOLIO COMPOSITION BY COUNTRY***
China	23.2%
South Korea	22.4
Hong Kong	16.8
Australia	10.7
India	10.0
Indonesia	9.4
Thailand	6.5
Taiwan	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor and sub-advisor seek to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	11/30/11
Without Sales Charge		10.20%
With Sales Charge**		4.42
CLASS C SHARES	11/30/11
Without CDSC		10.00
With CDSC***		9.00
SELECT CLASS SHARES	11/30/11	10.33

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Focus Fund and the MSCI All Country Asia Pacific ex-Japan Index from November 30, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Australia — 10.4%
1,797	Macquarie Group Ltd.	54,162
4,068	National Australia Bank Ltd.	106,335
2,694	Rio Tinto Ltd.	184,337

		344,834

	China — 22.7%
158,000	Agricultural Bank of China Ltd., Class H	74,726
66,000	Beijing Capital International Airport Co., Ltd., Class H	43,000
213,000	China Citic Bank Corp. Ltd., Class H	134,961
74,000	Intime Department Store Group Co., Ltd.	93,036
14,000	Jiangxi Copper Co., Ltd., Class H	33,669
10,000	Ping An Insurance Group Co. of China Ltd., Class H	83,063
54,000	Sany Heavy Equipment International Holdings Co., Ltd.	41,504
26,000	Tingyi Cayman Islands Holding Corp.	69,082
34,800	Wynn Macau Ltd.	111,236
32,000	Yanzhou Coal Mining Co., Ltd., Class H (a)	67,022

		751,299

	Hong Kong — 16.4%
5,000	Cheung Kong Holdings Ltd.	66,125
18,000	Cheung Kong Infrastructure Holdings Ltd.	106,673
22,000	Galaxy Entertainment Group Ltd. (a)	68,584
2,000	Jardine Matheson Holdings Ltd.	98,928
32,000	New World Development Co., Ltd.	39,668
58,000	Noble Group Ltd.	55,049
18,000	Wharf Holdings Ltd.	106,747

		541,774

	India — 9.7%
4,700	HDFC Bank Ltd., ADR	161,351
15,800	Hindalco Industries Ltd., GDR (e)	36,234
4,168	Tata Motors Ltd., ADR	123,998

		321,583

	Indonesia — 9.2%
132,000	Ace Hardware Indonesia Tbk PT	73,796
538,000	Alam Sutera Realty Tbk PT	35,070
11,000	Astra International Tbk PT	84,708
43,000	Bank Rakyat Indonesia Persero Tbk PT	30,957
88,000	Global Mediacom Tbk PT	15,860
40,000	Media Nusantara Citra Tbk PT	9,767
63,500	Summarecon Agung Tbk PT	11,921

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — Continued
5,000	Telekomunikasi Indonesia Persero Tbk PT	4,610
11,500	United Tractors Tbk PT	36,891

		303,580

	South Korea — 21.9%
5,650	Hanjin Shipping Co., Ltd. (a)	77,107
420	Himart Co., Ltd. (f) (i)	18,448
213	Hyundai Mobis	57,588
1,062	Kia Motors Corp.	77,929
209	LG Chem Ltd.	52,242
147	LG Household & Health Care Ltd.	76,987
23	Orion Corp.	18,216
29	POSCO	9,607
316	Samsung Electro-Mechanics Co., Ltd.	30,398
147	Samsung Electronics Co., Ltd.	179,922
366	Samsung Engineering Co., Ltd.	69,293
294	Samsung Fire & Marine Insurance Co., Ltd.	56,106

		723,843

	Taiwan — 1.0%
11,000	Taiwan Semiconductor Manufacturing Co., Ltd.	32,512

	Thailand — 6.2%
3,400	Kasikornbank PCL, NVDR	18,017
171,500	Krung Thai Bank PCL, Foreign Shares	100,099
30,600	Robinson Department Store PCL	52,816
15,500	Thai Union Frozen Products PCL	36,041

		206,973

	Total Common Stocks (Cost $3,025,400)	3,226,398

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Thailand — 0.0% (g)
2,720	Thai Union Frozen Products PCL, expiring 05/18/12 (a) (Cost $—)	2,012

	Total Investments — 97.5% (Cost $3,025,400)	3,228,410
	Other Assets in Excess of Liabilities — 2.5%	81,634

	NET ASSETS — 100.0%	$3,310,044

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	19.4%
Automobiles	8.9
Metals & Mining	8.2
Real Estate Management & Development	8.0
Semiconductors & Semiconductor Equipment	6.6
Hotels, Restaurants & Leisure	5.6
Multiline Retail	4.5
Insurance	4.3
Food Products	3.9
Electric Utilities	3.3
Industrial Conglomerates	3.1
Specialty Retail	2.9

INDUSTRY	PERCENTAGE
Machinery	2.4%
Marine	2.4
Household Products	2.4
Construction & Engineering	2.1
Oil, Gas & Consumable Fuels	2.1
Auto Components	1.8
Trading Companies & Distributors	1.7
Capital Markets	1.7
Chemicals	1.6
Transportation Infrastructure	1.3
Others (each less than 1.0%)	1.8

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt

(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of $18,448 which amounts to 0.6% of total investments. In addition the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $2,922,600 and 90.5%, respectively.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

Asia Pacific Focus Fund
ASSETS:
Investments in non-affiliates, at value	$3,228,410
Cash	28,011
Foreign currency, at value	41,017
Receivables:
Investment securities sold	41,077
Interest and dividends from non-affiliates	7,585
Due from advisor	7,635
Other assets	15,757

Total Assets	3,369,492

LIABILITIES:
Payables:
Investment securities purchased	4,509
Accrued liabilities:
Distribution fees	44
Custodian and accounting fees	16,539
Trustees’ and Chief Compliance Officer’s fees	5
Transfer agent fees	2,602
Printing and mailing costs	4,830
Audit fees	30,536
Other	383

Total Liabilities	59,448

Net Assets	$3,310,044

NET ASSETS:
Paid-in-capital	$3,000,000
Accumulated undistributed net investment income (loss)	(2,927)
Accumulated net realized gains (losses)	109,813
Net unrealized appreciation (depreciation)	203,158

Total Net Assets	$3,310,044

Net Assets:
Class A	$55,114
Class C	55,000
Select Class	3,199,930

Total	$3,310,044

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Select Class	193,333

Net Asset Value (a):
Class A — Redemption price per share	$16.53
Class C — Offering price per share (b)	16.50
Select Class — Offering and redemption price per share	16.55
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.45

Cost of investments in non-affiliates	$3,025,400
Cost of foreign currency	40,889

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2012 (Unaudited)

Asia Pacific Focus Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$19,114
Foreign taxes withheld	(1,249)

Total investment income	17,865

EXPENSES:
Investment advisory fees	13,271
Administration fees	1,165
Distribution fees:
Class A	55
Class C	166
Shareholder servicing fees:
Class A	55
Class C	55
Select Class	3,208
Custodian and accounting fees	33,257
Professional fees	30,556
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	640
Registration and filing fees	135
Transfer agent fees	2,982
Offering costs	11,191
Other	2,049

Total expenses	98,799

Less amounts waived	(17,754)
Less expense reimbursements	(60,253)

Net expenses	20,792

Net investment income (loss)	(2,927)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	108,164
Futures	868
Foreign currency transactions	781

Net realized gain (loss)	109,813

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	203,010
Foreign currency translations	148

Change in net unrealized appreciation (depreciation)	203,158

Net realized/unrealized gains (losses)	312,971

Change in net assets resulting from operations	$310,044

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	7

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Asia Pacific Focus Fund
Period Ended 4/30/2012 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,927)
Net realized gain (loss)	109,813
Change in net unrealized appreciation (depreciation)	203,158

Change in net assets resulting from operations	310,044

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,000,000

NET ASSETS:
Change in net assets	3,310,044
Beginning of period	—

End of period	$3,310,044

Accumulated undistributed net investment income (loss)	$(2,927)

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

Asia Pacific Focus Fund
Period Ended 4/30/2012 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000

Change in net assets from Class A capital transactions	$50,000

Class C
Proceeds from shares issued	$50,000

Change in net assets from Class C capital transactions	$50,000

Select Class
Proceeds from shares issued	$2,900,000

Change in net assets from Select Class capital transactions	$2,900,000

Total change in net assets from capital transactions	$3,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333

Change in Class A Shares	3,333

Class C
Issued	3,333

Change in Class C Shares	3,333

Select Class
Issued	193,333

Change in Select Class Shares	193,333

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	9

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Asia Pacific Focus Fund
Class A
November 30, 2011 (f) through April 30, 2012 (Unaudited)	$15.00	$(0.03)	$1.56	$1.53	$16.53

Class C
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	(0.06)	1.56	1.50	16.50

Select Class
November 30, 2011 (f) through April 30, 2012 (Unaudited)	15.00	(0.01)	1.56	1.55	16.55

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2012.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

10.20%	$55,114	1.80%	(0.45)%	7.19%	66%

10.00	55,000	2.30	(0.95)	7.66	66

10.33	3,199,930	1.55	(0.20)	6.96	66

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	11

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Asia Pacific Focus Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide long-term capital growth.

The Fund commenced operations on November 30, 2011. Currently the Fund is not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$344,834	$—	$344,834
China	—	751,299	—	751,299
Hong Kong	—	541,774	—	541,774
India	—	321,583	—	321,583
Indonesia	—	303,580	—	303,580
South Korea	—	705,395	18,448	723,843
Taiwan	—	32,512	—	32,512
Thailand	—	206,973	—	206,973

Total Common Stocks	—	3,207,950	18,448	3,226,398

Rights
Thailand	—	2,012	—	2,012

Total Investments in Securities	$—	$3,209,962	$18,448	$3,228,410

There were no transfers between Levels 1 and 2 during the period ended April 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 11/30/11*	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/12
Investments in Securities
Common Stocks — South Korea	$—	$57	$(4,526)	$—	$24,129	$(1,212)	$—	$—	$18,448

Total	$—	$57	$(4,526)	$—	$24,129	$(1,212)	$—	$—	$18,448

*	Commencement of operations.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3) was $(4,526). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of April 30, 2012 were $18,448 and 0.6%, respectively.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the period ended April 30, 2012.

Futures Contracts:
Average Notional Balance Long	$444,465	(a)
Ending Notional Balance Long	—

(a)	Average is for the period December 1, 2011 through December 31, 2011.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Offering and Organizational Costs — Total offering costs of $26,948 paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor on behalf of the Fund has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor. The fee is accrued daily and paid monthly at annual rate of 0.50% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.80%	2.30%	1.55%

The expense limitation agreements were in effect for the period ended April 30, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the period ended April 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$13,271	$1,165	$3,318	$17,754	$60,253

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in these money market funds for the period ended April 30, 2012.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended April 30, 2012, the Fund did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,999,344	$2,082,108

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,025,400	$280,841	$77,831	$203,010

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2012, the Fund invested 22.4% and 21.9% of its total investments in issuers in South Korea and China, respectively.

8. Subsequent Events

On June 28, 2012, the Fund changed its name to Asia Pacific Fund, modified its investment strategies, lowered its advisory fee to 0.90%, lowered the sub-advisory fee to 0.40% and changed its contractual expenses cap to 1.55%, 2.05% and 1.30% for Class A, Class C and Select Class Shares, respectively, pursuant to the approval of the Board of Trustees.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value, April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Asia Pacific Focus Fund
Class A
Actual*	$1,000.00	$1,102.00	$7.86	1.80%
Hypothetical**	1,000.00	1,015.91	9.02	1.80
Class C
Actual*	1,000.00	1,100.00	10.03	2.30
Hypothetical**	1,000.00	1,013.43	11.51	2.30
Select Class
Actual*	1,000.00	1,103.30	6.77	1.55
Hypothetical**	1,000.00	1,017.16	7.77	1.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/366 (to reflect the actual period). The Fund commenced operations on November 30, 2011.

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2011 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or sub-advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement and initial sub-advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) for the JPMorgan Asia Pacific Focus Fund (the “Fund”).

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Advisor and Sub-Advisor (collectively, the “Advisors”) and received oral presentations from Advisor and Sub-Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreements with representatives of the Advisors and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisors were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund and by the Sub-Advisor from the Advisor under the New Advisory Agreements was fair and reasonable and that the initial approval of the New Advisory Agreements was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the

Trustees’ experience with the Advisors and their services. The Trustees considered the background and experience of the Advisors’ senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisors to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisors and their affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisors’ integrity and the Advisors’ responsiveness to questions or concerns raised by them, including the Advisors’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisors.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisors and their affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Sub-Advisor has stated that it does intend to use third-party soft dollar arrangements with respect to securities transactions it will execute for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving the advisory agreements for new funds.

APRIL 30, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreements, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees also considered the sub-advisory fee rate that will be paid by the Advisor from the advisory fee to the Sub-Advisor.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees paid by the Fund to the Advisor and by the Advisor to the Sub-Advisor were reasonable.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-APF-412

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 6, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
July 6, 2012